As filed with the Securities and Exchange Commission on April 22, 2016
Commission File Nos. 333-41153
811-08521

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No. 38	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 39	[X]

JACKSON NATIONAL SEPARATE ACCOUNT III
(Exact Name of Registrant)

JACKSON NATIONAL LIFE INSURANCE COMPANY
(Name of Depositor)

1 Corporate Way, Lansing, Michigan 48951
(Address of Depositor's Principal Executive Offices)

Depositor's Telephone Number, including Area Code: (517) 381-5500

Andrew J. Bowden, Esq., Senior Vice President, General Counsel and Secretary
Jackson National Life Insurance Company, 1 Corporate Way, Lansing, MI 48951
(Name and Address of Agent for Service)

Copy to:
Frank J. Julian, Esq., Assistant Vice President, Legal
Jackson National Life Insurance Company, 1 Corporate Way, Lansing, MI 48951

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)
[ ]	immediately upon filing pursuant to paragraph (b)
[X]	on April 25, 2016 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1).

If appropriate, check the following box:
[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: the variable portion of Flexible Premium Fixed and Variable Deferred Annuity contracts

PERSPECTIVE ADVISORS
FIXED AND VARIABLE ANNUITY®
Issued by
Jackson National Life Insurance Company® through
Jackson National Separate Account III

April 25, 2016

Effective September 16, 2002, this Perspective Advisors Fixed and Variable Annuity is no longer available for purchase by non-natural owners (entities) other than qualified plans and certain trusts. Effective February 18, 2005, this Perspective Advisors Fixed and Variable Annuity is no longer available for purchase.

Please read this prospectus before you purchase a Perspective Advisors Fixed and Variable Annuity. It contains important information about the Contract that you should know before investing. This prospectus provides a description of the material rights and obligations under the Contract. Your Contract and any endorsements are the formal contractual agreement between you and the Company. It is important that you read the Contract and endorsements, which reflect state or other variations. You should keep this prospectus on file for future reference.

To learn more about the Perspective Advisors Fixed and Variable Annuity Contract, you can obtain a free copy of the Statement of Additional Information (“SAI”) dated April 25, 2016 by calling Jackson National Life Insurance Company (“Jackson®”) at (800) 644-4565 or by writing Jackson at: Annuity Service Center, P.O. Box 30314, Lansing, Michigan 48909-7814. The SAI has been filed with the Securities and Exchange Commission (“SEC”) and is legally a part of this prospectus. The Table of Contents of the SAI appears at the end of this prospectus. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding registrants that file electronically with the SEC.

This prospectus also describes a variety of optional features, not all of which may be available at the time you are interested in purchasing one, as we reserve the right to prospectively restrict availability of the optional features. Broker-dealers selling the Contracts may limit the availability of an optional feature. Ask your representative about what optional features are or are not offered. If a particular optional feature that interests you is not offered, you may want to contact another broker-dealer to explore its availability. In addition, not all optional features may be available in combination with other optional features, as we also reserve the right to prospectively restrict the availability to elect certain features if certain other optional features have been elected. We reserve the right to limit the number of Contracts that you may purchase. Some optional features, including certain living benefits and death benefits, contain withdrawal restrictions that, if exceeded, may have a significant negative impact on the value of the feature and may cause the feature to prematurely terminate. Please confirm with us or your representative that you have the most current prospectus and supplements to the prospectus that describe the availability and any restrictions on the optional features.

•	Individual flexible premium deferred annuity.

•
2 guaranteed fixed account options that each offer a minimum interest rate that is guaranteed by Jackson (the “guaranteed fixed account”), as may be made available by us, or as may be otherwise limited by us.

•	Guaranteed Minimum Withdrawal Benefit options.

•
A Guaranteed Minimum Withdrawal Benefit (GMWB) Fixed Account (only if the optional LifeGuard Select GMWB or LifeGuard Select with Joint Option GMWB were elected), as may be made available by us, or as may be otherwise limited by us. The GMWB Fixed Account offers a minimum interest rate that is guaranteed by Jackson and is an account to and from which automatic transfers of your Contract Value may be required according to non-discretionary formulas.

•	Investment Divisions which purchase shares of the following Funds – all Class A shares (the “Funds”):

JNL Series Trust

JNL/American Funds® Blue Chip Income and Growth Fund	JNL Institutional Alt 35 Fund
JNL/American Funds Global Bond Fund	JNL Institutional Alt 50 Fund
JNL/American Funds Global Small Capitalization Fund	JNL Alt 65 Fund*
JNL/American Funds Growth-Income Fund	JNL/American Funds Balanced Allocation Fund
JNL/American Funds International Fund	JNL/American Funds Growth Allocation Fund
JNL/American Funds New World Fund	JNL/AQR Managed Futures Strategy Fund*
JNL Multi-Manager Small Cap Growth Fund	JNL/BlackRock Global Allocation Fund
JNL Multi-Manager Small Cap Value Fund	JNL/BlackRock Large Cap Select Growth Fund
JNL Institutional Alt 20 Fund	JNL/BlackRock Natural Resources Fund

JNL/Brookfield Global Infrastructure and MLP Fund	JNL/PPM America Value Equity Fund
JNL/Capital Guardian Global Balanced Fund	JNL/PPM America Total Return Fund
JNL/Causeway International Value Select Fund	JNL/Red Rocks Listed Private Equity Fund*
JNL/Crescent High Income Fund	JNL/T. Rowe Price Established Growth Fund
JNL/FPA + DoubleLine® Flexible Allocation Fund (formerly,	JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/Ivy Asset Strategy Fund)	JNL/T. Rowe Price Short-Term Bond Fund
JNL/Franklin Templeton Founding Strategy Fund	JNL/T. Rowe Price Value Fund
JNL/Franklin Templeton Global Growth Fund	JNL/WMC Balanced Fund
JNL/Franklin Templeton Global Multisector Bond Fund	JNL/WMC Money Market Fund
JNL/Franklin Templeton Income Fund	JNL/WMC Value Fund
JNL/Franklin Templeton International Small Cap Growth Fund	JNL/S&P Competitive Advantage Fund
JNL/Franklin Templeton Mutual Shares Fund	JNL/S&P Dividend Income & Growth Fund
JNL/Goldman Sachs Core Plus Bond Fund	JNL/S&P Intrinsic Value Fund
JNL/Goldman Sachs Emerging Markets Debt Fund*	JNL/S&P Total Yield Fund
JNL/Goldman Sachs Mid Cap Value Fund	JNL/S&P Mid 3 Fund
JNL/Goldman Sachs U.S. Equity Flex Fund	JNL/S&P 4 Fund
JNL/Invesco China-India Fund (formerly, JNL/Eastspring	JNL/S&P Managed Conservative Fund
Investments China-India Fund)	JNL/S&P Managed Moderate Fund
JNL/Invesco Global Real Estate Fund	JNL/S&P Managed Moderate Growth Fund
JNL/Invesco International Growth Fund	JNL/S&P Managed Growth Fund
JNL/Invesco Mid Cap Value Fund	JNL/S&P Managed Aggressive Growth Fund
JNL/Invesco Small Cap Growth Fund	JNL Disciplined Moderate Fund
JNL/JPMorgan MidCap Growth Fund	JNL Disciplined Moderate Growth Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund	JNL Disciplined Growth Fund
JNL/Lazard Emerging Markets Fund*
JNL/Mellon Capital 10 x 10 Fund	JNL Variable Fund LLC
JNL/Mellon Capital Index 5 Fund
JNL/Mellon Capital Emerging Markets Index Fund	JNL/Mellon Capital Nasdaq® 100 Fund (formerly, JNL/Mellon
JNL/Mellon Capital European 30 Fund	Capital Nasdaq® 25 Fund)
JNL/Mellon Capital Pacific Rim 30 Fund	JNL/Mellon Capital S&P® 24 Fund
JNL/Mellon Capital S&P 500 Index Fund	JNL/Mellon Capital S&P® SMid 60 Fund
JNL/Mellon Capital S&P 400 MidCap Index Fund	JNL/Mellon Capital JNL 5 Fund
JNL/Mellon Capital Small Cap Index Fund	JNL/Mellon Capital Communications Sector Fund*
JNL/Mellon Capital International Index Fund	JNL/Mellon Capital Consumer Brands Sector Fund
JNL/Mellon Capital Bond Index Fund	JNL/Mellon Capital Financial Sector Fund
JNL/Morgan Stanley Mid Cap Growth Fund	JNL/Mellon Capital Healthcare Sector Fund
JNL/Neuberger Berman Strategic Income Fund	JNL/Mellon Capital Oil & Gas Sector Fund
JNL/Oppenheimer Global Growth Fund	JNL/Mellon Capital Technology Sector Fund
JNL/PIMCO Real Return Fund
JNL/PIMCO Total Return Bond Fund	Jackson Variable Series Trust
JNL/PPM American Floating Rate Income Fund
JNL/PPM America High Yield Bond Fund	JNL/DoubleLine® Total Return Fund
JNL/PPM America Mid Cap Value Fund	JNL/PIMCO Credit Income Fund
JNL/PPM America Small Cap Value Fund

*Effective August 29, 2011, the Investment Divisions of the Separate Account investing in the JNL Alt 65 Fund; JNL/Goldman Sachs Emerging Markets Debt Fund; JNL/Lazard Emerging Markets Fund; JNL/Mellon Capital Global Alpha Fund (JNL/AQR Managed Futures Strategy Fund effective April 27, 2015 ) ; and JNL/Red Rocks Listed Private Equity Fund stopped accepting allocations and/or transfers. Effective September 15, 2014, the Investment Division investing in the JNL/Mellon Capital Communications Sector Fund stopped accepting any additional allocations or transfers, but the Fund is available as an underlying Fund for a Fund of Funds. Please see “Investment Divisions” on page 16 for more information.

Underscored are the Funds that are newly available or recently underwent name changes, as may be explained in the accompanying parenthetical. The Funds are not the same mutual funds that you would buy directly from a retail mutual fund company or through your stockbroker. The summary prospectuses for the Funds are attached to this prospectus.

In addition, the following Previously Offered Funds merged into the corresponding Currently Offered Funds effective April 25, 2016 :

Previously Offered Funds	Currently Offered Funds
JNL/Capital Guardian Global Diversified Research Fund	JNL/Oppenheimer Global Growth Fund
JNL/Eastspring Investments Asia ex-Japan Fund	JNL/Invesco China-India Fund
JNL/Invesco Large Cap Growth Fund	JNL/BlackRock Large Cap Select Growth Fund
JNL/PPM America Total Return Fund (JNL Investors Series Trust)	JNL/PPM America Total Return Fund (JNL Series Trust)

If you have Contract Value that was transferred to an Investment Division investing in a Currently Offered Fund as a result of a merger, you may transfer all or a portion of your Contract Value out of such Investment Division into the other investment options available under your Contract. If the transfer is completed within 60 days following April 25, 2016 , the transfer will not be assessed a transfer charge or be treated as a transfer for the purpose of determining how many subsequent transfers may be made in a Contract Year without charge.

We offer other variable annuity products with different product features, benefits and charges.

The SEC has not approved or disapproved the Perspective Advisors Fixed and Variable Annuity or passed upon the adequacy of this prospectus. It is a criminal offense to represent otherwise.

Jackson is relying on SEC Rule 12h-7, which exempts insurance companies from filing periodic reports under the Securities Exchange Act of 1934 with respect to variable annuity contracts that are registered under the Securities Act of 1933 and regulated as insurance under state law.

• Not FDIC/NCUA insured • Not Bank/CU guaranteed • May lose value • Not a deposit • Not insured by any federal agency

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom 6 GMWB With Joint Option”) Charge	40
For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment And Annual Step-Up (“LifeGuard Select”) Charge	40
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment And Annual Step-Up (“LifeGuard Select With Joint Option”) Charge	41
Other Expenses	42
Premium Taxes	42
Income Taxes	42
DISTRIBUTION OF CONTRACTS	43
PURCHASES	45
Minimum Initial Premium	45
Minimum Additional Premiums	45
Allocations of Premium	45
Capital Protection Program	45
Accumulation Units	46
TRANSFERS AND FREQUENT TRANSFER RESTRICTIONS	46
Restrictions on Transfers: Market Timing	46
TELEPHONE AND INTERNET TRANSACTIONS	47
The Basics	47
What You Can Do and How	47
What You Can Do and When	47
How to Cancel a Transaction	48
Our Procedures	48
ACCESS TO YOUR MONEY	48
Guaranteed Minimum Withdrawal Benefit Considerations	49
Guaranteed Minimum Withdrawal Benefit Important Special Considerations	49
7% Guaranteed Minimum Withdrawal Benefit (“SafeGuard 7 Plus”)	50
Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up (“SafeGuard Max”)	53
5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 5”)	59
6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 6”)	62
5% Guaranteed Minimum Withdrawal Benefit Without Step-Up (“MarketGuard 5”)	66
5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Advantage”)	69
For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent”)	76
Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent With Joint Option”)	82
For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom GMWB”)	89
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom GMWB With Joint Option”)	99
For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom 6 GMWB”)	110

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom 6 GMWB With Joint Option”)	119
For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment And Annual Step-Up (“LifeGuard Select”)	128
Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment And Annual Step-Up (“LifeGuard Select With Joint Option”)	140
Systematic Withdrawal Program	152
Suspension of Withdrawals or Transfers	153
INCOME PAYMENTS (THE INCOME PHASE)	153
Income Payments from Investment Divisions	153
Income Options	154
DEATH BENEFIT	154
Death of Owner Before the Income Date	154
Special Spousal Continuation Option	156
Death of Owner On or After the Income Date	156
Death of Annuitant	156
TAXES	157
Contract Owner Taxation	157
Tax-Qualified and Non-Qualified Contracts	157
Non-Qualified Contracts – General Taxation	157
Non-Qualified Contracts – Aggregation of Contracts	157
Non-Qualified Contracts – Withdrawals and Income Payments	157
Non-Qualified Contracts – Required Distributions	158
Tax-Qualified Contracts – Withdrawals and Income Payments	158
Withdrawals – Tax-Sheltered Annuities	158
Withdrawals – Roth IRAs	158
Constructive Withdrawals – Investment Adviser Fees	158
Extension of Latest Income Date	158
Death Benefits	158
IRS Approval	158
Assignment	158
Diversification	159
Owner Control	159
Withholding	159
Jackson Taxation	159
OTHER INFORMATION	160
Dollar Cost Averaging	160
Earnings Sweep	160
Rebalancing	160
Free Look	160
Advertising	160
Restrictions Under the Texas Optional Retirement Program (ORP)	160
Modification of the Contract	161

KEY FACTS

Annuity Service Center:	1 (800) 644-4565 (8 a.m. - 8 p.m. ET)

Mail Address:	P.O. Box 30314, Lansing, Michigan 48909-7814

Delivery Address:	1 Corporate Way, Lansing, Michigan 48951

Institutional Marketing Group Service Center: (for Contracts purchased through a bank or another financial institution)	1 (800) 777-7779 (8 a.m. - 8 p.m. ET)

Mail Address:	P.O. Box 30386, Lansing, Michigan 48909-7886

Delivery Address:	1 Corporate Way, Lansing, Michigan 48951
Attn: IMG

Home Office:	1 Corporate Way, Lansing, Michigan 48951

The Annuity Contract
The fixed and variable annuity Contract offered by Jackson provides a means for allocating on a tax-deferred basis for non-qualified Contracts to the guaranteed fixed account of Jackson, as may be made available by us, or as may be otherwise limited by us, and investment divisions (the “Investment Divisions”). In addition to the guaranteed fixed account, if you elected the LifeGuard Select GMWB or the LifeGuard Select with Joint Option GMWB, automatic transfers of your Contract Value may be allocated to a GMWB Fixed Account. (We refer to the guaranteed fixed account options, GMWB Fixed Account and the Investment Divisions together as the “Allocation Options”). There may be periods when we do not offer any guaranteed fixed account options, or impose special transfer requirements on the guaranteed fixed account options. The Contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit and income options.

Allocation Options
You may not allocate your Contract Value to more than 99 Allocation Options at any one time. Additionally, you may not choose to allocate your premiums to the GMWB Fixed Account; however, Contract Value may be automatically allocated to the GMWB Fixed Account according to non-discretionary formulas if you have purchased the optional LifeGuard Select GMWB or the LifeGuard Select with Joint Option GMWB.

Expenses
The Contract has insurance features and investment features, and there are costs related to each.

Jackson makes a deduction for its insurance charges that is equal to 1.50% of the daily value of the Contracts invested in the Investment Divisions. This charge does not apply to the guaranteed fixed account. During the accumulation phase, Jackson deducts a $50 annual contract maintenance charge from your Contract.

If you select any one of our GMWBs, Jackson deducts an additional charge, the maximum of which ranges from 0.51% to 1.86% of the Guaranteed Withdrawal Balance (GWB). While the charge is deducted from your Contract Value, it is based on the GWB. For more information, including how the GWB is calculated, please see “Contract Charges.”

Jackson may assess a state premium tax charge which ranges from 0% - 3.5% (the amount of state premium tax, if any, will vary from state to state) when you begin receiving regular income payments from your Contract, when you make a withdrawal or, in states where required, at the time premium payments are made.

There are also investment charges that are expected to range, on an annual basis, from 0.56% to 2.19% of the average daily value of the Funds, depending on the Fund.

Purchases
Under most circumstances, you can buy a Contract for $25,000 or more. You can add $5,000 or more ($2,000 or more for a qualified plan Contract) at any time during the accumulation phase. We reserve the right to restrict availability or impose restrictions on the guaranteed fixed account options. We reserve the right to refuse initial and any or all subsequent premium payments. We expect to profit from certain charges assessed under the Contract (i.e., the mortality and expense risk charge).

Optional Endorsements
Not all optional endorsements are available in all states or through all broker-dealers. The availability of optional endorsements may reflect state prohibitions and variations, Jackson’s reservation of the right not to offer certain optional endorsements, and broker-dealer selections. The representative assisting you will advise you whether an optional benefit is available and of any variations. Optional endorsement provisions may vary depending on when you purchased your Contract or elected your endorsement. Please refer to your Contract endorsements for the provisions that apply to you.

Access to Your Money
During the accumulation phase, there are a number of ways to take money out of your Contract, generally subject to a charge or adjustment. You may have to pay income tax and a tax penalty on any money you take out.

Income Payments	You may choose to receive regular income from your annuity. During the income phase, you have the same variable allocation options you had during the accumulation phase.

Death Benefit	If you die before moving to the income phase, the person you have chosen as your beneficiary will receive a death benefit.

Free Look
You can cancel the Contract within 20 days after receiving it (or whatever period is required in your state). Under most circumstances, Jackson will return the amount your Contract is worth on the day we receive your request. This may be more or less than your original payment. If required by law, Jackson will return your premium. In some states, we are required to hold the premiums of a senior citizen in the guaranteed fixed account during the free look period, unless we are specifically directed to allocate the premiums to the Investment Divisions. State laws vary; your free look rights will depend on the laws of the state in which you purchased the Contract.

Taxes
Under the Internal Revenue Code you generally will not be taxed on the earnings on the money held in your Contract until you take money out (this is referred to as tax-deferral). There are different rules as to how you will be taxed depending on how you take the money out and whether your Contract is non-qualified or purchased as part of a qualified plan.

FEES AND EXPENSES TABLES

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Contract. The first table (and footnotes) describes the fees and expenses that you will pay at the time that you buy the Contract, receive income payments or transfer cash value between Allocation Options. State premium taxes may also be deducted.

Owner Transaction Expenses [1]

Maximum Withdrawal Charge –
Percentage of premium withdrawn, if applicable	None

Commutation Fee: Upon a total withdrawal after income payments have commenced under income option 4, or if after death during the period for which payments are guaranteed under income option 3 and Beneficiary elects a lump sum payment, the amount received will be reduced by (a) minus (b) where:

•    (a) = the present value of the remaining income payments (as of the date of calculation) for the period for which payments are guaranteed to be made, discounted at the rate assumed in calculating the initial payment; and

•    (b) = the present value of the remaining income payments (as of the date of calculation) for the period for which payments are guaranteed to be made, discounted at a rate no more than 1% higher than the rate used in (a).

Transfer Charge [2]
Per transfer after 15 in a Contract Year	$25

Expedited Delivery Charge [3]	$22.50

[1]	See “Contract Charges.”

[2]	We do not count transfers in conjunction with dollar cost averaging, earnings sweep, automatic rebalancing, and periodic automatic transfers.

[3]
When, at your request, we incur the expense of providing expedited delivery of your partial withdrawal or complete surrender, we will assess the following charges: $20 for wire service and $10 for overnight delivery ($22.50 for Saturday delivery). Excess interest adjustments will not be charged on wire/overnight fees.

The next table (and footnotes) describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including the Funds' fees and expenses.

Periodic Expenses

Base Contract

Annual Contract Maintenance Charge		$50

Separate Account Annual Expenses
Annual percentage of average daily account value of Investment Divisions		1.50%

Mortality And Expense Risk Charge	1.35%

Administration Charge	0.15%

Total Separate Account Annual Expenses for Base Contract		1.50%

Optional Endorsements – The following Guaranteed Minimum Withdrawal Benefit (GMWB) optional endorsements are available under the Contract. You may select one from the grouping below.

7% Guaranteed Minimum Withdrawal Benefit Maximum Annual Charge (no longer offered as of March 31, 2008) (“SafeGuard 7 Plus®”) [4]	0.75%
Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up Maximum Annual Charge (no longer offered as of May 1, 2010) (“SafeGuard Max®”) [5]	0.81%
5% GMWB With Annual Step-Up Maximum Annual Charge (no longer offered as of May 1, 2011) (“AutoGuard 5SM”) [6]	1.47%
6% GMWB With Annual Step-Up Maximum Annual Charge (no longer offered as of May 1, 2011) (“AutoGuard 6SM”) [7]	1.62%
5% GMWB Without Step-Up Maximum Annual Charge (no longer offered as of October 6, 2008) (“MarketGuard 5®”) [8]	0.51%
5% For Life GMWB With Bonus and Annual Step-Up Maximum Annual Charge (“LifeGuard AdvantageSM”) (no longer offered as of March 31, 2008) [9]	1.50%
For Life GMWB With Annual Step-Up Maximum Annual Charge (no longer offered as of March 31, 2008) (“LifeGuard AscentSM”) [10]	1.50%
Joint For Life GMWB With Annual Step-Up Maximum Annual Charge (no longer offered as of March 31, 2008) (“LifeGuard AscentSM With Joint Option”) [11]	1.71%
For Life GMWB With Bonus and Annual Step-Up Maximum Annual Charge (no longer offered as of September 28, 2009) (“LifeGuard Freedom® GMWB”) [12]	1.50%
Joint For Life GMWB With Bonus and Annual Step-Up Maximum Annual Charge (no longer offered as of September 28, 2009) (“LifeGuard Freedom® GMWB With Joint Option”) [13]	1.86%
For Life GMWB With Bonus and Annual Step-Up Maximum Annual Charge (no longer offered as of October 11, 2010) (“LifeGuard Freedom 6® GMWB”) [14]	1.50%
Joint For Life GMWB With Bonus and Annual Step-Up Maximum Annual Charge (no longer offered as of October 11, 2010)(“LifeGuard Freedom 6® GMWB With Joint Option”) [15]	1.86%
For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Maximum Annual Charge (no longer offered as of May 1, 2010) (“LifeGuard SelectSM”) [16]	1.50%
Joint For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Maximum Annual Charge (no longer offered as of May 1, 2010) (“LifeGuard SelectSM With Joint Option”) [17]	1.86%

[4]
The charge is quarterly, currently 0.10% (0.40% annually) of the GWB, subject to a maximum annual charge of 0.75% as used in the Table. But for Contracts purchased in Washington State, the charge is monthly, currently 0.035% (0.42% annually of the GWB, subject to a maximum annual charge of 0.75%. The charge is deducted at the end of each calendar quarter/Contract Month, or upon termination of the endorsement, from your Contract Value on a pro rata basis. Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account. Monthly charges are pro rata deducted based on the applicable Investment Divisions only. We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation.

While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. The GWB is the guaranteed amount available for future periodic withdrawals. If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals. If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals. For more information, including how the GWB is calculated, please see “7% Guaranteed Minimum Withdrawal Benefit” beginning on page 50. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus.

[5]
The charge is quarterly, currently 0.1125% (0.45% annually) of the GWB, subject to a maximum annual charge of 0.80%. But for Contracts purchased in Washington State, the charge is monthly, currently 0.0375% of the GWB, which, annually, is 0.45% of the GWB, subject to a maximum annual charge of 0.81% as used in the Table. We reserve the right to prospectively change the current charge: on new Contracts; if you select this benefit after your Contract is issued; or upon election of a step-up – subject to the applicable maximum annual charge.

The charge is deducted at the end of each Contract Quarter/Contract Month, or upon termination of the endorsement, from your Contract Value on a pro rata basis. Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account. Monthly charges are pro rata deducted based on the applicable Investment Divisions only. We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation.

While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. The GWB is the guaranteed amount available for future periodic withdrawals. If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals. If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals. For more information, including how the GWB is calculated, please see “Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up” beginning on page 53. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus.

[6]
The charge is quarterly, currently 0.1625% (0.65% annually) of the GWB, subject to a maximum annual charge of 1.45%. But for Contracts purchased in Washington State, the charge is monthly, currently 0.055% (0.66% annually) of the GWB, subject to a maximum annual charge of 1.47% as used in the Table. We reserve the right to prospectively change the current charge: on new Contracts; if you select this benefit after your Contract is issued; or with a step-up that you request (not on step-ups that are automatic) – subject to the applicable maximum annual charge.

The charge is deducted at the end of each Contract Quarter/Contract Month, or upon termination of the endorsement, from your Contract Value on a pro rata basis. Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account. Monthly charges are pro rata deducted based on the applicable Investment Divisions only. We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation.

While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. The GWB is the guaranteed amount available for future periodic withdrawals. If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals. If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals. For more information, including how the GWB is calculated, please see “5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 59. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus.

For Contracts to which this endorsement was added before March 31, 2008, you pay the applicable percentage of the GWB each calendar quarter. For Contracts to which this endorsement was added on or after March 31, 2008, you pay the applicable percentage of the GWB each Contract Quarter. For Contracts purchased in Washington State, you pay the applicable percentage of the GWB each Contract Month.

[7]
The charge is quarterly, currently 0.2125% (0.85% annually) of the GWB, subject to a maximum annual charge of 1.60%. But for Contracts purchased in Washington State, the charge is monthly, currently 0.0725% (0.87% annually) of the GWB, subject to a maximum annual charge of 1.62% as used in the Table. We reserve the right to prospectively change the current charge: on new Contracts; if you select this benefit after your Contract is issued; or with a step-up that you request (not on step-ups that are automatic) – subject to the applicable maximum annual charge.

The charge is deducted at the end of each Contract Quarter/Contract Month, or upon termination of the endorsement, from your Contract Value on a pro rata basis. Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account. Monthly charges are pro rata deducted based on the applicable Investment Divisions only. We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation.

While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. The GWB is the guaranteed amount available for future periodic withdrawals. If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals. If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals. For more information, including how the GWB is calculated, please see “6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 62. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus.

For Contracts to which this endorsement was added before March 31, 2008, you pay the applicable percentage of the GWB each calendar quarter. For Contracts to which this endorsement was added on or after March 31, 2008, you pay the applicable percentage of the GWB each Contract Quarter. For Contracts purchased in Washington State, you pay the applicable percentage of the GWB each Contract Month.

[8]
The charge is quarterly, currently 0.05% (0.20% annually) of the GWB, subject to a maximum annual charge of 0.50%. But for Contracts purchased in Washington State, the charge is monthly, currently 0.0175% (0.21% annually) of the GWB, subject to a maximum annual charge of 0.51% as used in the Table. We reserve the right to prospectively change the current charge on new Contracts, or before you select this benefit if after your Contract is issued, subject to the applicable maximum annual charge.

The charge is deducted at the end of each calendar quarter/Contract Month, or upon termination of the endorsement, from your Contract Value on a pro rata basis. Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account. Monthly charges are pro rata deducted based on the applicable Investment Divisions only. We deduct the charge from the Investment Divisions by canceling Accumulation Units; the charge is not part of the Accumulation Unit calculation.

While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. The GWB is the guaranteed amount available for future periodic withdrawals. If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals. If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals. For more information, including how the GWB is calculated, please see “5% Guaranteed Minimum Withdrawal Benefit Without Step-Up” beginning on page 66. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus.

[9]
1.50% is the maximum annual charge of the 5% for Life GMWB With Bonus and Annual Step-Up for the following age groups: 55-59, 60-64, and 65-69, which charge is payable quarterly. The charge for the 5% for Life GMWB With Annual Step-Up varies by age group. The below tables have the maximum and current charges for all age groups.

You pay the applicable percentage of the GWB each calendar quarter. But for Contracts purchased in Washington State, the charge is monthly. The GWB is the guaranteed amount available for future periodic withdrawals. If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals. If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.

We deduct the charge from your Contract Value. Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account. Monthly charges are pro rata deducted based on the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.

5% For Life GMWB With Bonus and Annual Step-Up
Annual Charge	Maximum		Current
Ages 45 – 49	1.00%÷4	1.02%÷12	0.55%÷4	0.57%÷12
50 – 54	1.15%÷4	1.17%÷12	0.70%÷4	0.72%÷12
55 – 59	1.50%÷4	1.50%÷12	0.95%÷4	0.96%÷12
60 – 64	1.50%÷4	1.50%÷12	0.95%÷4	0.96%÷12
65 – 69	1.50%÷4	1.50%÷12	0.95%÷4	0.96%÷12
70 – 74	0.90%÷4	0.90%÷12	0.55%÷4	0.57%÷12
75 – 80	0.65%÷4	0.66%÷12	0.40%÷4	0.42%÷12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the current charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.

For more information about the charge for this endorsement, please see “5% For Life GMWB With Bonus and Annual Step-Up Charge” beginning on page 35. For more information about how the endorsement works, please see “5% For Life GMWB With Bonus and Annual Step-Up” beginning on page 69.

[10]
1.50% is the maximum annual charge of the For Life GMWB With Annual Step-Up, which charge is payable quarterly. The below tables have the maximum and current charges. You pay the applicable percentage of the GWB each calendar quarter. But for Contracts purchased in Washington State, the charge is monthly. The GWB is the guaranteed amount available for future periodic withdrawals. If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals. If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.

We deduct the charge from your Contract Value. Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account. Monthly charges are pro rata deducted based on the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.

For Life GMWB With Annual Step-Up
Annual Charge	Maximum		Current
Ages 45 – 85	1.50%÷4	1.50%÷12	0.95%÷4	0.96%÷12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the current charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.

For more information about the charge for this endorsement, please see “For Life GMWB With Annual Step-Up Charge” beginning on page 36. For more information about how the endorsement works, please see “For Life GMWB With Annual Step-Up” beginning on page 76.

[11]
1.71% is the maximum annual charge of the Joint For Life GMWB With Annual Step-Up, which charge is payable monthly. The below tables have the maximum and current charges. You pay the applicable percentage of the GWB each calendar quarter. But for Contracts purchased in Washington State, the charge is monthly. The GWB is the guaranteed amount available for future periodic withdrawals. If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals. If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.

We deduct the charge from your Contract Value. Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account. Monthly charges are pro rata deducted based on the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.

Joint For Life GMWB With Annual Step-Up
Annual Charge	Maximum		Current
Ages 45 – 85	1.70%÷4	1.71%÷12	1.15%÷4	1.17%÷12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the current charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.

For more information about the charge for this endorsement, please see “Joint For Life GMWB With Annual Step-Up Charge” beginning on page 37. For more information about how the endorsement works, please see “Joint For Life GMWB With Annual Step-Up” beginning on page 82.

[12]
1.50% is the maximum annual charge of the For Life GMWB With Bonus and Annual Step-Up, which charge is payable quarterly. The below tables have the maximum and current charges. You pay the applicable percentage of the GWB each Contract Quarter. But for Contracts purchased in Washington State, you pay the charge each Contract Month. The GWB is the guaranteed amount available for future periodic withdrawals. If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals. If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.

We deduct the charge from your Contract Value. Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account. Monthly charges are pro rata deducted based on the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.

For Life GMWB With Bonus and Annual Step-Up
Annual Charge	Maximum		Current
Ages 45 – 80	1.50%÷4	1.50%÷12	0.95%÷4	0.96%÷12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the current charge when there is a step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement is added to the Contract before January 12, 2009), again subject to the maximum annual charge.

For more information about the charge for this endorsement, please see “For Life GMWB With Bonus and Annual Step-Up Charge” beginning on page 37. For more information about how the endorsement works, please see “For Life GMWB With Bonus and Annual Step-Up” beginning on page 89.

[13]
For Contracts purchased in Washington State, 1.86% is the maximum annual charge of the Joint For Life GMWB With Bonus and Annual Step-Up, which charge is payable each Contract Month. For contracts purchased in all other states, 1.85% is the maximum annual charge of the Joint For Life GMWB With Bonus and Annual Step-Up, which charges is payable each Contract Quarter. The below tables have the maximum and current charges. The GWB is the guaranteed amount available for future periodic withdrawals. If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals. If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.

We deduct the charge from your Contract Value. Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account. Monthly charges are pro rata deducted based on the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value.

Joint For Life GMWB With Bonus and Annual Step-Up
Annual Charge	Maximum		Current
Ages 45 – 80	1.85%÷4	1.86%÷12	1.25%÷4	1.26%÷12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the current charge when there is a step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement is added to the Contract before January 12, 2009), again subject to the maximum annual charge.

For more information about the charge for this endorsement, please see “Joint For Life GMWB With Bonus and Annual Step-Up Charge” beginning on page 38. For more information about how the endorsement works, please see “Joint For Life GMWB With Bonus and Annual Step-Up” beginning on page 99.

[14]
1.50% is the maximum annual charge of the For Life GMWB With Bonus and Annual Step-Up, which charge is payable quarterly. The below tables have the maximum and current charges. You pay the applicable percentage of the GWB each Contract Quarter. But for Contracts purchased in Washington State, you pay the charge each Contract Month. The GWB is the guaranteed amount available for future periodic withdrawals. If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals. If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.

We deduct the charge from your Contract Value. Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account. Monthly charges are pro rata deducted based on the applicable Investment Divisions only.

For Life GMWB With Bonus and Annual Step-Up
	Maximum		Current
Ages 45 – 80	1.50%÷4	1.50%÷12	0.95%÷4	0.96%÷12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the current charge when there is a step-up on or after the fifth Contract Anniversary, again subject to the maximum annual charge.

For more information about the charge for this endorsement, please see “For Life GMWB With Bonus and Annual Step-Up Charge” beginning on page 39. For more information about how the endorsement works, please see “For Life GMWB With Bonus and Annual Step-Up” beginning on page 110.

[15]
For Contracts purchased in Washington State, 1.86% is the maximum annual charge of the Joint For Life GMWB With Bonus and Annual Step-Up, which charge is payable each Contract Month. For Contracts purchased in all other states, 1.85% is the maximum annual charge of the Joint For Life GMWB With Bonus and Annual Step-Up, which charge is payable each Contract Quarter. The below tables have the maximum and current charges. The GWB is the guaranteed amount available for future periodic withdrawals. If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals. If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.

We deduct the charge from your Contract Value. Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account. Monthly charges are pro rata deducted based on the applicable Investment Divisions only.

Joint For Life GMWB With Bonus and Annual Step-Up
	Maximum		Current
Ages 45-80	1.85%÷4	1.86%÷12	1.25%÷4	1.26%÷12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the current charge when there is a step-up on or after the fifth Contract Anniversary, again subject to the maximum annual charge.

For more information about the charge for this endorsement, please see “Joint Life GMWB With Bonus and Annual Step-Up Charge” beginning on page 40. For more information about how the endorsement works, please see “Joint For Life GMWB With Bonus and Annual Step-Up” beginning on page 119.

[16]
1.50% is the maximum annual charge of the For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up, which charge is payable quarterly. The below tables have the maximum and current charges. You pay the applicable percentage of the GWB each Contract Quarter. But for Contracts purchased in Washington State, you pay the charge each Contract Month. The GWB is the guaranteed amount available for future periodic withdrawals. If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals. If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.

We deduct the charge from your Contract Value. Quarterly charges are pro rata deducted over each applicable Investment Division, the guaranteed fixed account and the GMWB Fixed Account. Monthly charges are pro rata deducted based on the applicable Investment Divisions only.

For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up
Annual Charge	Maximum		Current
For endorsements purchased on or after September 28, 2009	1.50%÷4	1.50%÷12	0.85%÷4	0.87%÷12
For endorsements purchased before September 28, 2009	1.20%÷4	1.20%÷12	0.65%÷4	0.66%÷12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the current charge when there is a step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement was added to the Contract before September 28, 2009), again subject to the applicable maximum annual charge.

For more information about the charge for this endorsement, please see “For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Charge” beginning on page 40. For more information about how the endorsement works, please see “For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 128. Please check with your representative to learn about the current interest rate for the GMWB Fixed Account. You may also contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus.

[17]
For Contracts purchased in Washington State, 1.86% is the maximum annual charge of the Joint For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up, which charge is payable each Contract Month. For Contracts purchased in all other states, 1.85% is the maximum annual charge of the Joint For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up, which charge is payable each Contract Quarter. The below tables have the maximum and current charges. The GWB is the guaranteed amount available for future periodic withdrawals. If you select a GMWB when you purchase your Contract, the GWB is generally your initial premium payment, net of taxes and adjusted for any subsequent premium payments and withdrawals. If the GMWB is elected after the issue date, the GWB is generally your Contract Value on the date the endorsement is added, adjusted for any subsequent premium payments and withdrawals.

We deduct the charge from your Contract Value. Quarterly charges are pro rata deducted over each applicable Investment Division, the guaranteed fixed account and the GMWB Fixed Account. Monthly charges are pro rata deducted based on the applicable Investment Divisions only.

Joint For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up
Annual Charge	Maximum		Current
For endorsements purchased on or after September 28, 2009	1.85%÷4	1.86%÷12	1.05%÷4	1.05%÷12
For endorsements purchased before September 28, 2009	1.50%÷4	1.50%÷12	0.80%÷4	0.81%÷12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

We reserve the right to prospectively change the current charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the current charge when there is a step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement was added to the Contract before September 28, 2009), again subject to the applicable maximum annual charge.

For more information about the charge for this endorsement, please see “Joint For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Charge” beginning on page 41. For more information about how the endorsement works, please see “Joint For Life GMWB With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 140. Please check with your representative to learn about the current interest rate for the GMWB Fixed Account. You may also contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus.

The next item shows the minimum and maximum total annual operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract.

Total Annual Fund Operating Expenses

(Expenses that are deducted from Fund assets, including management and administration fees, 12b-1 service fees and other expenses.)

Minimum: 0.56%

Maximum: 2.19%

More detail concerning each Fund's fees and expenses is below. But please refer to the Funds' prospectuses for even more information, including investment objectives, performance, and information about Jackson National Asset Management, LLC® (“JNAM”), the Funds' Adviser and Administrator, as well as the sub-advisers.

Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Net Total Annual Fund Operating Expenses
JNL Series Trust
JNL/American Funds® Blue Chip Income and Growth	1.08% A	0.20% A	0.16% A, G	0.00%	1.44% A	(0.43%) B	1.01% A,B,I
JNL/American Funds Global Bond	1.23% A	0.20% A	0.19% A, G	0.00%	1.62% A	(0.50%) B	1.12% A,B,I
JNL/American Funds Global Small Capitalization	1.44% A	0.20% A	0.19% A, G	0.00%	1.83% A	(0.55%) B	1.28% A,B,I
JNL/American Funds Growth-Income	0.94% A	0.20% A	0.17% A, G	0.00%	1.31% A	(0.35%) B	0.96% A,B,I
JNL/American Funds International	1.35% A	0.20% A	0.19% A, G	0.00%	1.74% A	(0.55%) B	1.19% A,B,I

Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Net Total Annual Fund Operating Expenses
JNL/American Funds New World	1.77% A	0.20% A	0.22% A, G	0.00%	2.19% A	(0.75%) B	1.44% A,B,I
JNL/Capital Guardian Global Balanced	0.65%	0.20%	0.16% G	0.01%	1.02%	(0.00%)R	1.02%R
JNL/DFA U.S. Core Equity	0.58%	0.20%	0.10% F	0.00%	0.88%	(0.08%) C	0.80% C
JNL/Franklin Templeton Global Multisector Bond	0.72%	0.20%	0.16% G	0.02%	1.10%	(0.02%) C	1.08% C
JNL/FPA + DoubleLine® Flexible Allocation	0.83%	0.20%	0.15%G	0.01%	1.19%	(0.01%)C	1.18%C,I
JNL/Goldman Sachs Emerging Markets Debt	0.72%	0.2%	0.15% G	0.00%	1.07%	(0.01%) C	1.06% C
JNL/Goldman Sachs Mid Cap Value	0.70%	0.20%	0.10% F	0.01%	1.01%	(0.01%) C	1.00% C
JNL/Goldman Sachs Core Plus Bond	0.57%	0.20%	0.10% F	0.01%	0.88%	(0.01%)C	0.87%C,I
JNL/Invesco China-India	0.90%	0.20%	0.16% G	0.00%	1.26%Q,I	(0.00%)Q	1.26%I,Q
JNL/Invesco Global Real Estate	0.70%	0.20%	0.15% G	0.00%	1.05%P	(0.00%)P	1.05%P
JNL/Invesco Small Cap Growth	0.81%	0.20%	0.11% F	0.01%	1.13%	(0.02%) C,P	1.11% C,P
JNL/Invesco International Growth	0.62%	0.20%	0.15% G	0.01%	0.98%	(0.00%) M	0.98% M
JNL/Invesco Mid Cap Value	0.68%	0.20%	0.10% F	0.01%	0.99%	(0.00%)P	0.99%P
JNL/Lazard Emerging Markets	0.87%	0.20%	0.16% G	0.00%	1.23%	(0.00%) J	1.23% J
JNL/Mellon Capital Emerging Markets Index	0.38%	0.20%	0.17% G	0.00%	0.75%	(0.00%) K	0.75% K
JNL/Mellon Capital S&P 500 Index	0.23%	0.20%	0.13% F	0.00%	0.56%	(0.01%) C	0.55% C
JNL/Morgan Stanley Mid Cap Growth	0.75%	0.20%	0.15% G	0.01%	1.11%	(0.03%)C	1.08%C,I
JNL/Oppenheimer Global Growth	0.62%	0.20%	0.15% G	0.00%	0.97%	(0.01%)C	0.96%C,I
JNL/PIMCO Real Return	0.49%	0.20%	0.25% F	0.00%	0.94%	(0.00%) N	0.94% N
JNL/PIMCO Total Return Bond	0.50%	0.20%	0.11% F	0.00%	0.81%	(0.00%) O	0.81% O
JNL/PPM America Mid Cap Value	0.75%	0.20%	0.11% F	0.00%	1.06%	(0.00%) L	1.06% L
JNL/PPM America Small Cap Value	0.75%	0.20%	0.10% F	0.00%	1.05%	(0.00%) L	1.05% L
JNL/T. Rowe Price Value	0.61%	0.20%	0.10% F	0.00%	0.91%	(0.00%) C	0.91% C
JNL/WMC Money Market	0.26%	0.20%	0.10% F	0.00%	0.56%	(0.31%) D	0.25% D

Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses
JNL Series Trust
JNL Institutional Alt 20	0.11%	0.00%	0.06% E	0.98%	1.15%
JNL Institutional Alt 35	0.11%	0.00%	0.05% E	1.07%	1.23%
JNL Institutional Alt 50	0.11%	0.00%	0.05% E	1.18%	1.34%
JNL Multi-Manager Small Cap Growth	0.67%	0.20%	0.11% F	0.01%	0.99%
JNL Multi-Manager Small Cap Value	0.77%	0.20%	0.11% F	0.01%	1.09%
JNL/American Funds Balanced Allocation	0.30%	0.20%	0.15% G	0.47%	1.12%
JNL/American Funds Growth Allocation	0.30%	0.20%	0.15% G	0.50%	1.15%

Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses
JNL/AQR Managed Futures Strategy	0.94%	0.20%	0.15% G	0.12%	1.41%I
JNL/BlackRock Natural Resources	0.63%	0.20%	0.16% G	0.01%	1.00%
JNL/BlackRock Global Allocation	0.71%	0.20%	0.16% G	0.00%	1.07%
JNL/BlackRock Large Cap Select Growth	0.60%	0.20%	0.10% F	0.00%	0.90%
JNL/Brookfield Global Infrastructure and MLP	0.79%	0.20%	0.16% G	0.00%	1.15%
JNL/Causeway International Value Select	0.64%	0.20%	0.16% G	0.01%	1.01%
JNL/Crescent High Income	0.65%	0.20%	0.15% G	0.00%	1.00%
JNL/Franklin Templeton Founding Strategy	0.00%	0.00%	0.05% E	0.99%	1.04%
JNL/Franklin Templeton Global Growth	0.65%	0.20%	0.15% G	0.01%	1.01%
JNL/Franklin Templeton Income	0.62%	0.20%	0.10% F	0.01%	0.93%
JNL/Franklin Templeton International Small Cap Growth	0.95%	0.20%	0.15% G	0.01%	1.31%
JNL/Franklin Templeton Mutual Shares	0.72%	0.20%	0.10% F	0.01%	1.03%
JNL/Goldman Sachs U.S. Equity Flex	0.79%	0.20%	1.07% G	0.00%	2.06%
JNL/JPMorgan MidCap Growth	0.63%	0.20%	0.10% F	0.01%	0.94%
JNL/JPMorgan U.S. Government & Quality Bond	0.38%	0.20%	0.11% F	0.01%	0.70%
JNL/Mellon Capital European 30	0.29%	0.20%	0.15% G	0.00%	0.64%I
JNL/Mellon Capital Pacific Rim 30	0.31%	0.20%	0.15% G	0.00%	0.66%I
JNL/Mellon Capital S&P 400 MidCap Index	0.25%	0.20%	0.12% F	0.00%	0.57%
JNL/Mellon Capital Small Cap Index	0.25%	0.20%	0.11% F	0.00%	0.56%
JNL/Mellon Capital International Index	0.25%	0.20%	0.17% G	0.00%	0.62%
JNL/Mellon Capital Bond Index	0.27%	0.20%	0.11% F	0.01%	0.59%
JNL/Mellon Capital Index 5	0.00%	0.00%	0.05% E	0.58%	0.63%
JNL/Mellon Capital 10 x 10	0.00%	0.00%	0.05% E	0.61%	0.66%
JNL/Neuberger Berman Strategic Income	0.58%	0.20%	0.16% G	0.05%	0.99%
JNL/PPM America Floating Rate Income	0.62%	0.20%	0.16% G	0.01%	0.99%
JNL/PPM America High Yield Bond	0.43%	0.20%	0.11% F	0.02%	0.76%
JNL/PPM America Total Return	0.49%	0.20%	0.10% F	0.01%	0.80%
JNL/PPM America Value Equity	0.55%	0.20%	0.11% F	0.00%	0.86%
JNL/Red Rocks Listed Private Equity	0.81%	0.20%	0.16% G	0.95%	2.12%
JNL/T. Rowe Price Established Growth	0.56%	0.20%	0.10% F	0.00%	0.86%
JNL/T. Rowe Price Mid-Cap Growth	0.70%	0.20%	0.10% F	0.00%	1.00%
JNL/T. Rowe Price Short-Term Bond	0.40%	0.20%	0.11% F	0.00%	0.71%
JNL/WMC Balanced	0.43%	0.20%	0.10% F	0.01%	0.74%
JNL/WMC Value	0.47%	0.20%	0.11% F	0.00%	0.78%
JNL/S&P Managed Conservative	0.10%	0.00%	0.05% E	0.89%	1.04%
JNL/S&P Managed Moderate	0.09%	0.00%	0.05% E	0.90%	1.04%
JNL/S&P Managed Moderate Growth	0.08%	0.00%	0.06% E	0.92%	1.06%
JNL/S&P Managed Growth	0.08%	0.00%	0.06% E	0.94%	1.08%
JNL/S&P Managed Aggressive Growth	0.09%	0.00%	0.06% E	0.95%	1.10%
JNL Disciplined Moderate	0.10%	0.00%	0.05% E	0.77%	0.92%
JNL Disciplined Moderate Growth	0.10%	0.00%	0.05% E	0.74%	0.89%
JNL Disciplined Growth	0.11%	0.00%	0.06% E	0.72%	0.89%
JNL/S&P Competitive Advantage	0.36%	0.20%	0.10% F	0.00%	0.66%
JNL/S&P Dividend Income & Growth	0.36%	0.20%	0.10% F	0.00%	0.66%
JNL/S&P Intrinsic Value	0.36%	0.20%	0.10% F	0.00%	0.66%
JNL/S&P Total Yield	0.36%	0.20%	0.11% F	0.00%	0.67%
JNL/S&P Mid 3	0.50%	0.20%	0.10% F	0.00%	0.80%
JNL/S&P 4	0.00%	0.00%	0.05% E	0.66%	0.71%
JNL Variable Fund LLC
JNL/Mellon Capital Nasdaq® 100	0.28%	0.20%	0.20% G	0.00%	0.68%

Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses
JNL/Mellon Capital S&P® 24	0.29%	0.20%	0.18% G	0.00%	0.67%
JNL/Mellon Capital JNL 5	0.27%	0.20%	0.17% G	0.00%	0.64%
JNL/Mellon Capital S&P® SMid 60	0.29%	0.20%	0.18% G	0.00%	0.67%
JNL/Mellon Capital Communications Sector	0.32%	0.20%	0.16% G	0.00%	0.68%
JNL/Mellon Capital Consumer Brands Sector	0.29%	0.20%	0.16% G	0.00%	0.65%
JNL/Mellon Capital Financial Sector	0.29%	0.20%	0.16% G	0.00%	0.65%
JNL/Mellon Capital Healthcare Sector	0.27%	0.20%	0.17% G	0.00%	0.64%
JNL/Mellon Capital Oil & Gas Sector	0.28%	0.20%	0.16% G	0.00%	0.64%
JNL/Mellon Capital Technology Sector	0.28%	0.20%	0.16% G	0.00%	0.64%
Jackson Variable Series Trust
JNL/DoubleLine® Total Return	0.48%	0.20%	0.17% G	0.01%	0.86% I
JNL/PIMCO Credit Income	0.40%	0.20%	0.18% G	0.00%	0.78% I

A	Fees and expenses at the Master Fund level for Class 1 shares of each respective Fund are as follows:
JNL/American Funds Blue Chip Income and Growth Fund: Management Fee: 0.40%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.01%; Total Annual Portfolio Operating Expenses: 0.41%.

JNL/American Funds Global Bond Fund: Management Fee: 0.53%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.04%; Total Annual Portfolio Operating Expenses: 0.57%.

JNL/American Funds Global Small Capitalization Fund: Management Fee: 0.69%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.04%; Total Annual Portfolio Operating Expenses: 0.73%.

JNL/American Funds Growth-Income Fund: Management Fee: 0.27%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.02%; Total Annual Portfolio Operating Expenses: 0.29%.

JNL/American Funds International Fund: Management Fee: 0.50%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.04%; Total Annual Portfolio Operating Expenses: 0.54%.

JNL/American Funds New World Fund: Management Fee: 0.72%; Distribution and/or Service (12b-1) Fee: 0%; Other Expenses: 0.07%; Total Annual Portfolio Operating Expenses: 0.79%.

B
JNAM has entered into a contractual agreement with the Fund under which it will waive a portion of its advisory fee for such time as the Fund is operated as a Feeder Fund, because during that time it will not be providing the portfolio management portion of the investment advisory and management services. This fee waiver will generally continue as long as the Fund is part of a master-feeder Fund structure, but in any event, the fee waiver will continue for at least one year from the date of this Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees. The Management and the Annual Operating Expense columns in this table reflect the inclusion of the contractual fee waivers.

C
JNAM has entered into a contractual agreement with the Fund under which it will waive a portion of its advisory fee for at least one year from the date of this Prospectus. Thereafter, the waiver will automatically renew for one-year terms unless the Adviser provides written notice of the termination of the agreement to the Board of Trustees within 30 days of the end of the then current term.

D
JNAM has contractually agreed to waive fees and reimburse expenses of the Fund to the extent necessary to limit the total operating expenses of each class of shares of the Fund, exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses, to an annual rate (as a percentage of the average daily net assets of the Fund) equal to or less than the Fund’s investment income for the period.  The fee waiver will continue for at least one year from the date of this Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees.

E	“Other Expenses” include an Administrative Fee of 0.05% which is payable to Jackson National Asset Management, LLC (“JNAM” or “Adviser”).

F	“Other Expenses” include an Administrative Fee of 0.10% which is payable to Jackson National Asset Management, LLC (“JNAM” or “Adviser”).

G	“Other Expenses” include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC (“JNAM” or “Adviser”).
I     Expense Information has been restated to reflect current fees.

J	JNAM will voluntarily waive 0.10% on the first $100 million of the Fund’s assets. There is no guarantee that JNAM will continue to provide the waiver in the future.

K	JNAM will voluntarily waive 0.05% on the fund's assets greater than $750 million. There is no guarantee that JNAM will continue to provide the waiver in the future.

L	JNAM will voluntarily waive 0.10% on the fund’s assets greater than $150 million. There is no guarantee that JNAM will continue to provide the waiver in the future.

M
JNAM will voluntarily waive 0.05% on the first $50 million of the Fund’s assets and 0.02% on assets greater than $2 billion. There is no guarantee that JNAM will continue to provide the waiver in the future.

N	JNAM will voluntarily waive 0.01% on the fund's assets greater than $2 billion. There is no guarantee that JNAM will continue to provide the waiver in the future.

O	JNAM will voluntarily waive 0.02% on the fund's assets greater than $1 billion. There is no guarantee that JNAM will continue to provide the waiver in the future.

P	JNAM will voluntarily waive 0.05% on the first $50 million of the fund’s assets. There is no guarantee that JNAM will continue to provide the waiver in the future.

Q	JNAM will voluntarily waive 0.05% on the first $500 million of the fund’s assets. There is no guarantee that JNAM will continue to provide the waiver in the future.

R	JNAM will voluntarily waive 0.025% on the fund’s assets. There is no guarantee that JNAM will continue to provide the waiver in the future.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity Contracts. These costs include Contract owner transaction expenses, Contract fees, Separate Account annual expenses and Fund fees and expenses.

(The Annual Contract Maintenance Charge is determined by dividing the total amount of such charges collected during the calendar year by the total market value of the Investment Divisions, the guaranteed fixed account and the GMWB Fixed Account, if applicable.)

The example assumes that you invest $10,000 in the Contract for the time periods indicated. Neither transfer fees nor premium tax charges are reflected in the example. The example also assumes that your investment has a 5% return on assets each year whether you surrender or maintain the Contract since there is no withdrawal charge.

The following example includes maximum Fund fees and expenses and the cost if you select the Guaranteed Minimum Withdrawal Benefit (using the maximum possible charge). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$602	$1,787	$2,947	$5,742

If you annuitize at the end of the applicable time period:

1 year	3 years	5 years	10 years
$602	$1,787	$2,947	$5,742

If you do not surrender your Contract:

1 year	3 years	5 years	10 years
$602	$1,787	$2,947	$5,742

The example does not represent past or future expenses. Your actual costs may be higher or lower.

CONDENSED FINANCIAL INFORMATION

The information about the values of all Accumulation Units constitutes the condensed financial information. Information about the values of Accumulation Units can be found in Appendix E. The value of an Accumulation Unit is determined on the basis of the per share value of an underlying Fund less applicable Separate Account charges, including any optional endorsement charges that are based on average daily Contract Value in the Investment Divisions and are deducted daily as part of the calculation of the value of Accumulation Units. Information about the Separate Account charges and charges for optional endorsements can be found in the “Periodic Expenses” tables above.

The financial statements of the Separate Account and Jackson can be found in the Statement of Additional Information. The financial statements of the Separate Account include information about all the contracts offered through the Separate Account. The financial statements of Jackson that are included should be considered only as bearing upon the company's ability to meet its contractual obligations under the Contracts. Jackson's financial statements do not bear on the future investment experience of the assets held in the Separate Account. For your copy of the Statement of Additional Information, please contact us at the Annuity Service Center. Our contact information is on the cover page of this prospectus.

THE ANNUITY CONTRACT

The fixed and variable annuity Contract offered by Jackson is a Contract between you, the owner, and Jackson, an insurance company. The Contract provides a means for allocating on a tax-deferred basis in the guaranteed fixed account, as may be made available by us, or as may be otherwise limited by us, the GMWB Fixed Account (only if the optional LifeGuard Select GMWB or LifeGuard Select with Joint Option GMWB were elected), as may be made available by us, or as may be otherwise limited by us, and the Investment Divisions. The Contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit and guaranteed income options.

The Contract, like all deferred annuity contracts, has two phases: (1) the accumulation phase, and (2) the income phase. Withdrawals under a non-qualified contract will be taxable on an “income first” basis. This means that any withdrawal from a non-qualified contract that does not exceed the accumulated income under the Contract will be taxable in full. Any withdrawals under a tax-qualified contract will be taxable except to the extent that they are allocable to an investment in the Contract (any after-tax contributions). In most cases, there will be little or no investment in the Contract for a tax-qualified contract because contributions will have been made on a pre-tax or tax-deductible basis. Income payments under either a non-qualified contract or a tax-qualified contract will be taxable except to the extent that they represent a partial repayment of the investment in the Contract.

The Contract offers guaranteed fixed account options, as may be made available by us, or as may be otherwise limited by us. The guaranteed fixed account options each offer a minimum interest rate that is guaranteed by Jackson for the duration of the guaranteed fixed account period. While your money is in a guaranteed fixed account, the interest your money earns and your principal are guaranteed by Jackson. The value of a guaranteed fixed account may be reduced if you make a withdrawal prior to the end of the guaranteed fixed account period, but will never be less than the premium payments accumulated at 3% per year. If you choose to have your annuity payments come from the guaranteed fixed account, your payments will remain level throughout the entire income phase.

In addition to the guaranteed fixed account, there is a GMWB Fixed Account. The GMWB Fixed Account is available only in conjunction with the purchase of the LifeGuard Select GMWB or the LifeGuard Select with Joint Option GMWB. If you elected to purchase one of these two GMWBs, automatic transfers of your Contract Value may be required to and from the GMWB Fixed Account according to non-discretionary formulas. You may not allocate additional monies to the GMWB Fixed Account. For more information regarding the GMWB Fixed Account, please see below.

The Contract also offers Investment Divisions. The Investment Divisions are designed to offer the potential for a higher return than the guaranteed fixed account. However, this is not guaranteed. It is possible for you to lose your money. If you put money in the Investment Divisions, the amount of money you are able to accumulate in your Contract during the accumulation phase depends upon the performance of the Investment Divisions you select. The amount of the income payments you receive during the income phase also will depend, in part, on the performance of the Investment Divisions you choose for the income phase.

As the owner, you can exercise all the rights under the Contract. You and your spouse can be joint owners. You can assign the Contract at any time during your lifetime but Jackson will not be bound until it receives written notice of the assignment (there is an assignment form). An assignment may be a taxable event. Your ability to change ownership is limited on Contracts with one of the For Life GMWBs. Please contact our Annuity Service Center for help and more information.

The Contracts described in this prospectus are flexible premium deferred annuity contracts. Contracts issued in your state may provide different features and benefits than those described in this prospectus. This prospectus provides a description of the material rights and obligations under the Contract. Your Contract and any endorsements are the formal contractual agreement between you and the Company.

JACKSON

Jackson is a stock life insurance company organized under the laws of the state of Michigan in June 1961. Its legal domicile and principal business address is 1 Corporate Way, Lansing, Michigan 48951. Jackson is admitted to conduct life insurance and annuity business in the District of Columbia and all states except New York. Jackson is ultimately a wholly owned subsidiary of Prudential plc (London, England). Prudential plc is also the ultimate parent of PPM America, Inc. a sub-adviser for certain of the Funds. Jackson is the parent of Jackson National Asset Management, LLC (“JNAM”), the Funds’ investment adviser and administrator. JNAM provides certain administrative services with respect to the Separate Account, including separate account administration services and financial and accounting services. JNAM is located at 225 West Wacker Drive, Chicago, IL 60606.

Jackson has responsibility for administration of the Contracts and the Separate Account. We maintain records of the name, address, taxpayer identification number and other pertinent information for each Contract Owner and the number and type of Contracts issued to each Contract Owner, and records with respect to the value of each Contract.

Jackson is working to provide documentation electronically. When this program is available, Jackson will, as permitted, forward documentation electronically. Please contact Jackson's Annuity Service Center for more information.

THE GUARANTEED FIXED ACCOUNT AND GMWB FIXED ACCOUNT

Contract Value allocated to a guaranteed fixed account option and/or the GMWB Fixed Account will be placed with other assets in Jackson's General Account. Unlike the Separate Account, the General Account is not segregated or insulated from the claims of the insurance company's creditors. Investors are looking to the financial strength of the insurance company for its obligations under the Contract, including, for example, guaranteed minimum withdrawal benefits. The guaranteed fixed account and the GMWB Fixed Account are not registered with the SEC and the SEC does not review the information we provide to you about them. Disclosures regarding the guaranteed fixed account options and the GMWB Fixed Account, however, may be subject to the general provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. Your Contract contains a more complete description of the available guaranteed fixed account options and the GMWB Fixed Account, as supplemented by our administrative requirements relating to transfers. Both the availability of, and transfers into and out of, the guaranteed fixed account and the GMWB Fixed Account, may be subject to contractual and administrative requirements. Accordingly, before purchasing a Contract, you should consult your Jackson representative with respect to their current availability limitations.

THE GMWB FIXED ACCOUNT

The Guaranteed Minimum Withdrawal Benefit (GMWB) Fixed Account. The GMWB Fixed Account is available only in conjunction with the purchase of the Lifeguard Select GMWB or the LifeGuard Select with Joint Option GMWB. If you elected to purchase one of these two GMWBs, automatic transfers of your Contract Value may be required to and from the GMWB Fixed Account according to non-discretionary formulas. You may not allocate additional monies to the GMWB Fixed Account.

The Contract Value in the GMWB Fixed Account is credited with a specific interest rate. The interest rate initially declared for each transfer to the GMWB Fixed Account will remain in effect for a period of not less than one year. GMWB Fixed Account interest rates for subsequent periods may be higher or lower than the rates previously declared. The interest rate is credited daily to the Contract Value in the GMWB Fixed Account and the rate may vary by state but will never be less than 3%. Please contact us at the Annuity Service Center or contact your representative to obtain the currently declared GMWB Fixed Account interest rate for your state. Our contact information is on the cover page of this prospectus.

Contract charges deducted from the guaranteed fixed account and Investment Divisions are also deducted from the GMWB Fixed Account in accordance with your Contract's provisions. DCA, DCA+, Earnings Sweep and Automatic Rebalancing are not available to or from the GMWB Fixed Account. There is no excess interest adjustment on transfers, withdrawals or deductions from the GMWB Fixed Account. Transfers to and from the GMWB Fixed Account are automatic according to non-discretionary formulas; you may not choose to transfer amounts to and from the GMWB Fixed Account. These automatic transfers will not count against the 15 free transfers in a Contract Year. You will receive a confirmation statement reflecting the automatic transfer of any Contract Value to and from the GMWB Fixed Account.

For more detailed information regarding LifeGuard Select, including the GMWB Fixed Account, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Endorsement” beginning on page 128. For More detailed information regarding LifeGuard Select with Joint Option, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Endorsement” beginning on page 140.

THE SEPARATE ACCOUNT

The Jackson National Separate Account III was established by Jackson on October 23, 1997, pursuant to the provisions of Michigan law. The Separate Account is a separate account under state insurance law and a unit investment trust under federal securities law and is registered as an investment company with the SEC. The assets of the separate account legally belong to Jackson and the obligations under the Contracts are obligations of Jackson. However, the Contract assets in the separate account are not chargeable with liabilities arising out of any other business Jackson may conduct. All of the income, gains and losses resulting from these assets are credited to or charged against the Contracts and not against any other Contracts Jackson may issue.

We have claimed an exclusion from the definition of the term “Commodity Pool Operator” under the Commodity Exchange Act (CEA) with respect to the Separate Account. Therefore, we are not subject to registration or regulation as a Commodity Pool Operator under the CEA with respect to the Separate Account.

The separate account is divided into Investment Divisions. Jackson does not guarantee the investment performance of the separate account or the Investment Divisions.

INVESTMENT DIVISIONS

Your Contract Value may be allocated to no more than 99 Investment Divisions, the guaranteed fixed account and the GMWB Fixed Account at any one time. Each Investment Division purchases the shares of one underlying fund (mutual fund portfolio) that has its own investment objective. The Investment Divisions are designed to offer the potential for a higher return than the guaranteed fixed account options and the GMWB Fixed Account. However, this is not guaranteed. It is possible for you to lose your Contract Value allocated to any of the Investment Divisions. If you allocate Contract Values to the Investment Divisions, the amounts you are able to accumulate in your Contract during the accumulation phase depends upon the performance of the Investment Divisions you select. The amount of the income payments you receive during the income phase also will depend, in part, on the performance of the Investment Divisions you choose for the income phase.

The following Funds in which the Investment Divisions invest are each known as a Fund of Funds. Funds offered in a Fund of Funds structure may have higher expenses than direct investments in the underlying Funds. You should read the summary prospectuses for the Funds and/or the prospectus for the JNL Series Trust for more information.

JNL/American Funds® Balanced Allocation
JNL/American Funds Growth Allocation
JNL Institutional Alt 20
JNL Institutional Alt 35
JNL Institutional Alt 50
JNL Alt 65
JNL/Franklin Templeton Founding Strategy
JNL/Mellon Capital 10 x 10
JNL/Mellon Capital Index 5
JNL/S&P 4
JNL/S&P Managed Conservative
JNL/S&P Managed Moderate
JNL/S&P Managed Moderate Growth
JNL/S&P Managed Growth
JNL/S&P Managed Aggressive Growth
JNL Disciplined Moderate
JNL Disciplined Moderate Growth
JNL Disciplined Growth

Important information regarding the following closed Investment Divisions:
As of August 29, 2011 (“the Effective Date”), the Investment Divisions investing in the JNL Alt 65 Fund; JNL/Goldman Sachs Emerging Markets Debt Fund; JNL/Lazard Emerging Markets Fund; JNL/Mellon Capital Global Alpha Fund (the JNL/AQR Managed Futures Strategy Fund effective April 27, 2015); and JNL/Red Rocks Listed Private Equity Fund stopped accepting any additional allocations or transfers. Additionally, as of September 15, 2014 (“the Effective Date’), the JNL/Mellon Capital Communications Sector Investment Division stopped accepting any additional allocations or transfers. These Investment Divisions are collectively referred to as the “Divisions”. If as of the applicable Effective Date you had an automatic program, such as Dollar Cost Averaging, Dollar Cost Averaging Plus, Earnings Sweep and Rebalancing, and it includes an allocation to any of the Divisions, you can continue to include the Divisions under the program based on your then existing election until you revise or terminate the automatic program. Any change to the then existing automatic program is not permitted if you wish to continue to include an allocation to the Division under the program. The Divisions are not available for any new or revised allocation instructions under any automatic program.

If you have allocation instructions for future Premium payments on file with us that include an allocation to any of the Divisions, you must choose a replacement Investment Division. If you have not chosen a replacement Investment Division and make a subsequent Premium payment, all such allocations to any of the Divisions prior to our receipt of new allocation instructions from you will be allocated to the JNL/WMC Money Market Investment Division. Your representative can assist you in subsequently reallocating the Contract Value in the JNL/WMC Money Market Investment Division to any other available investment option. If you have a Select Guaranteed Minimum Withdrawal Benefit (GMWB), automatic transfers apply under the Transfer of Assets provision. The automatic transfers are allocated based on your allocation instructions for future Premium payments, described above. Therefore, when you change your allocation instructions for future Premium payments, you will also be changing your instructions under the Transfer of Assets provision. Prior to our receipt of new allocation instructions, the automatic transfers will continue to be based on your existing instructions. Amounts invested in any of the Divisions as of the applicable Effective Date will remain invested unless we receive instruction from you. You may continue to make transfers and withdrawals out of any of the Divisions in connection with the usual transactions under a Contract, such as partial withdrawals or withdrawals under a GMWB, if available. However, if you transfer out of any of the Divisions, you will not be able to transfer back in.

The names of the Funds that are or were previously available, along with the names of the advisers and sub-advisers and a brief statement of each investment objective, are below:

JNL Series Trust

JNL/American Funds Blue Chip Income and Growth Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)
Seeks both income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing through exclusive investment in the Class 1 shares of the American Funds Insurance Series® - Blue Chip Income and Growth FundSM (“Master Fund”). The Master Fund invests primarily in dividend-paying common stocks of larger, more established companies domiciled in the United States with market capitalizations greater than $4 billion.

JNL/American Funds Global Bond Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)
Seeks, over the long term, a high level of total return consistent with prudent investment management through exclusive investment in the Class 1 shares of the American Funds Insurance Series® - Global Bond FundSM (“Master Fund”). The Master Fund seeks to provide as high a level of total return as is consistent with prudent management, by investing at least 80% of its assets in bonds. As the Master Fund seeks to invest globally, the Master Fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but no fewer than three countries).

JNL/American Funds Global Small Capitalization Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)
Seeks growth of capital over time through exclusive investment in the Class 1 shares of the American Funds Insurance Series® - Global Small Capitalization FundSM (“Master Fund”). The Master Fund invests at least 80% of its net assets in growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) of companies with small market capitalizations, measured at the time of purchase. As the Master Fund seeks to invest globally, the Master Fund will allocate its assets among securities of companies domiciled in various countries, including the United States and countries with emerging markets (but no fewer than three countries).

JNL/American Funds Growth-Income Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)
Seeks long-term growth of capital and income through exclusive investment in the Class 1 shares of the American Funds Insurance Series® - Growth-Income FundSM (“Master Fund”). The Master Fund seeks to make the investment grow and provide income by investing primarily in common stocks or other securities that the investment adviser to the Master Fund believes demonstrate the potential for appreciation and/or dividends. The Master Fund may invest up to 15% of its assets, at the time of purchase, in securities of issuers domiciled outside the United States.

JNL/American Funds International Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)
Seeks long-term growth of capital through exclusive investment in the Class 1 shares of the American Funds Insurance Series® - International FundSM (“Master Fund”). The Master Fund seeks to make the investment grow by investing primarily in common stocks of companies domiciled outside the United States, including companies domiciled in developing countries, that the investment adviser to the Master Fund believes have the potential for growth. Investors in the Master Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp, short-term declines in value.

JNL/American Funds New World Fund (“Feeder Fund”)
Jackson National Asset Management, LLC, investment adviser to the Feeder Fund (and Capital Research and Management CompanySM, investment adviser to the Master Fund)
Seeks long-term capital appreciation through exclusive investment in the Class 1 shares of the American Funds Insurance Series® - New World Fund® (“Master Fund”). The Master Fund may invest in companies without regard to market capitalization, including companies with small market capitalizations. Investors in the Master Fund should have a long-term perspective and, for example, be able to tolerate potentially sharp, short-term declines in value. Under normal market conditions, the Master Fund will invest at least 35% of its assets in equity and debt securities of issuers primarily based in qualified countries that have developing economies and/or markets.

JNL Multi-Manager Small Cap Growth Fund
Jackson National Asset Management, LLC (and Granahan Investment Management, Inc., LMCG Investments, LLC, and RS Investment Management Co. LLC)
Seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in a variety of small cap growth strategies managed by unaffiliated investment managers.

JNL Multi-Manager Small Cap Value Fund
Jackson National Asset Management, LLC (and Century Capital Management, LLC, Chicago Equity Partners, LLC, Cooke & Bieler L.P., and Cortina Asset Management, LLC)
Seeks long-term total return by investing, under normal market conditions, at least 80% of its assets in a variety of small cap value strategies managed by unaffiliated investment managers.

JNL Institutional Alt 20 Fund
Jackson National Asset Management, LLC
Seeks long-term growth of capital and income by investing in Class A shares of a diversified group of other funds (“Underlying Funds”) that invest primarily in equity and fixed-income securities. The Underlying Funds in which the Fund may invest are series of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust , and the Jackson Variable Series Trust. Not all funds of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust , and the Jackson Variable Series Trust are available as Underlying Funds. The Fund allocates approximately 80% of its assets to traditional investment categories and approximately 20% to non-traditional investment categories. Investments may include Underlying Funds that invest in both domestic and international stocks of large established companies, in stocks of smaller companies with above-average growth potential. As listed in the Fund prospectus, the Fund considers the Alternative Assets, Alternative Strategies, and Risk Management investment categories to be non-traditional, and the Domestic/Global Equity, Domestic/Global Fixed Income, International, International Fixed Income, Sector, Specialty, and Tactical Management investment categories to be traditional. Please see the Fund prospectus for more information.

JNL Institutional Alt 35 Fund
Jackson National Asset Management, LLC
Seeks long-term growth of capital and income by investing in Class A shares of a diversified group of other funds (“Underlying Funds”) that invest primarily in equity and fixed-income securities. The Underlying Funds in which the Fund may invest are series of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust , and the Jackson Variable Series Trust. Not all funds of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust , and the Jackson Variable Series Trust are available as Underlying Funds. The Fund allocates approximately 65% of its assets to traditional investment categories and approximately 35% to non-traditional investment categories. Investments may include Underlying Funds that invest in both domestic and international stocks of large established companies, in stocks of smaller companies with above-average growth potential. As listed in the Fund prospectus, the Fund considers the Alternative Assets, Alternative Strategies, and Risk Management investment categories to be non-traditional, and the Domestic/Global Equity, Domestic/Global Fixed

Income, International, International Fixed Income, Sector, Specialty, and Tactical Management investment categories to be traditional. Please see the Fund prospectus for more information.

JNL Institutional Alt 50 Fund
Jackson National Asset Management, LLC
Seeks long-term growth of capital and income by investing in Class A shares of a diversified group of other funds (“Underlying Funds”) that invest primarily in equity and fixed-income securities. The Underlying Funds in which the Fund may invest are series of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust , and the Jackson Variable Series Trust. Not all funds of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust , and the Jackson Variable Series Trust are available as Underlying Funds. The Fund allocates approximately 50% of its assets to traditional investment categories and approximately 50% to non-traditional investment categories. Investments may include Underlying Funds that invest in both domestic and international stocks of large established companies, in stocks of smaller companies with above-average growth potential. As listed in the Fund prospectus, the Fund considers the Alternative Assets, Alternative Strategies, and Risk Management investment categories to be non-traditional, and the Domestic/Global Equity, Domestic/Global Fixed Income, International, International Fixed Income, Sector, Specialty, and Tactical Management investment categories to be traditional. Please see the Fund prospectus for more information.

JNL Alt 65 Fund (Please Note: The Investment Division investing in the JNL Alt 65 Fund is not accepting any additional allocations or transfers.)
Jackson National Asset Management, LLC
Seeks long-term growth of capital and income by investing in Class A shares of a diversified group of other funds (“Underlying Funds”) that invest primarily in equity and fixed-income securities. The Underlying Funds in which the Fund may invest are series of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust , and the Jackson Variable Series Trust. Not all funds of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust , and the Jackson Variable Series Trust are available as Underlying Funds. The Fund allocates approximately 35% of its assets to traditional investment categories and approximately 65% to non-traditional investment categories. Investments may include Underlying Funds that invest in both domestic and international stocks of large established companies, in stocks of smaller companies with above-average growth potential. As listed in the Fund prospectus, the Fund considers the Alternative Assets, Alternative Strategies, and Risk Management investment categories to be non-traditional, and the Domestic/Global Equity, Domestic/Global Fixed Income, International, International Fixed Income, Sector, Specialty, and Tactical Management investment categories to be traditional. Please see the Fund prospectus for more information.

JNL/American Funds® Balanced Allocation Fund
Jackson National Asset Management, LLC
Seeks a balance between current income and growth of capital by investing in Class 1 shares of a diversified group of other Funds (“Underlying Funds”). The Underlying Funds in which the Fund may invest are a part of the American Funds Insurance Series® (“AFIS”). Not all Funds of AFIS are available as Underlying Funds. Under normal circumstances, the Fund allocates approximately 50%-80% of its assets to Underlying Funds that invest primarily in equity securities and 20%-50% of its assets to Underlying Funds that invest primarily in fixed-income securities.

JNL/American Funds Growth Allocation Fund
Jackson National Asset Management, LLC
Seeks capital growth with a secondary emphasis on current income by investing in Class 1 shares of a diversified group of other Funds (“Underlying Funds”). The Underlying Funds in which the Fund may invest are a part of the American Funds Insurance Series® (“AFIS”). Not all Funds of AFIS are available as Underlying Funds. Under normal circumstances, the Fund allocates approximately 70%-100% of its assets to Underlying Funds that invest primarily in equity securities and 0%-30% of its assets to Underlying Funds that invest primarily in fixed-income securities.

JNL/AQR Managed Futures Strategy Fund (Please Note: The Investment Division investing in the JNL/AQR Managed Futures Strategy Fund is not accepting any additional allocations or transfers.)
Jackson National Asset Management, LLC (and AQR Capital Management, LLC)
Seeks positive absolute returns by investing primarily in a portfolio of futures contracts, futures-related instruments, and equity swaps. Equity swaps include, but are not limited to, global developed and emerging market equity index futures, swaps on equity index futures and equity swaps, global developed and emerging market currency forwards, global developed fixed-income futures, bond futures and swaps on bond futures and may also invest in commodity futures and swaps on commodity futures.

JNL/BlackRock Global Allocation Fund
Jackson National Asset Management, LLC (and BlackRock Investment Management, LLC)
Seeks high total investment return by investing in a portfolio of equity and debt securities, money market securities and other short-term securities or instruments of issuers located around the world. Generally, the Fund will invest in both equity and debt securities and seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. Equity securities include common stock, rights and warrants, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock.

JNL/BlackRock Large Cap Select Growth Fund
Jackson National Asset Management, LLC (and BlackRock Investment Management, LLC)
Seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies. The Fund defines large capitalization companies as those with a market capitalization of at least $2.5 billion at the time of investment. Investments in equity securities include common stock and preferred stock, as well as American Depository Receipts. In addition, up to 20% of the Fund’s net assets may be invested in foreign equity securities.

JNL/BlackRock Natural Resources Fund
Jackson National Asset Management, LLC (and BlackRock Investment Management, LLC)
Seeks long-term capital growth by investing primarily in equity securities of companies with substantial natural resource assets. Under normal circumstances, the Fund will invest at least 80% of its assets in companies with substantial natural resource assets or in securities the value of which is related to the market value of some natural resource asset. The Fund may invest in securities of issuers with any market capitalization. There are no geographic limits on the Fund’s investments.

JNL/Brookfield Global Infrastructure and MLP Fund
Jackson National Asset Management, LLC (and Brookfield Investment Management Inc.)
Seeks total return through growth of capital and current income by investing primarily in securities of publicly traded infrastructure companies. Under normal market conditions, the Fund will invest at least 80% of its net assets in MLPs and publicly traded equity securities of infrastructure companies listed on a domestic or foreign exchange. MLPs may derive income and gains from the exploration, development, mining or production, process, refining, transportation, or marketing of any mineral or natural gas.

JNL/Capital Guardian Global Balanced Fund
Jackson National Asset Management, LLC (and Capital Guardian Trust Company)
Seeks income and capital growth, consistent with reasonable risk through investments in stocks and fixed-income securities of U.S. and non-U.S. issuers. The Fund's neutral position is a blend of 65% equities and 35% fixed-income, but may allocate 55% to 75% of the Fund’s assets to equity securities and 25% to 45% of the Fund’s assets to fixed-income securities. The Fund may also invest in debt securities of developing country (emerging market) issuers.

JNL/Causeway International Value Select Fund
Jackson National Asset Management, LLC (and Causeway Capital Management LLC)
Seeks long-term growth of capital income by investing, under normal circumstances, in common stocks of companies located in developed countries outside the U.S. The Fund invests at least 80% of its assets in stocks of companies located in at least ten foreign countries and invests the majority of its total assets in companies that pay dividends or repurchase their shares.

JNL/Crescent High Income Fund
Jackson National Asset Management, LLC (and Crescent Capital Group, LP)
Seeks high current income by investing primarily in high yield fixed-income securities and bank loans that are rated below investment grade. The Fund considers investments to be below investment grade if they are rated BB+ or lower by Standard & Poor’s Ratings Services or Fitch, Inc. and/or Ba1 or lower by Moody’s Investors Service, Inc., or, if unrated, deemed to be below investment grade by the sub-adviser. Below investment grade fixed-income securities are commonly referred to as “junk bonds.”

JNL/DFA U.S. Core Equity Fund
Jackson National Asset Management, LLC (and Dimensional Fund Advisors LP)
Seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of U.S. companies. The percentage allocation of the assets of the Fund to securities of the largest U.S. growth companies will generally be reduced from between 2.5% and 25% of their percentage weight in the U.S. universe. The percentage by which the Fund’s allocation to securities of the largest U.S. growth companies is reduced will change due to market movements. The range by which the Fund’s percentage allocation to all securities as compared to the U.S. universe may be modified after considering other factors the sub-adviser determines to be appropriate.

JNL/FPA + DoubleLine ® Flexible Allocation Fund (formerly, JNL/Ivy Asset Strategy Fund)
Jackson National Asset Management, LLC (DoubleLine Capital LP, First Pacific Advisors, LLC and Ivy Investment Management Company)
Seeks to provide total return by allocating among a variety of alternative strategies managed by three unaffiliated sub-advisers. Each of the sub-advisers generally provides day-to-day management for a portion of the Fund’s assets.

JNL/Franklin Templeton Founding Strategy Fund
Jackson National Asset Management, LLC
Seeks capital appreciation by investing in Class A shares of a diversified group of other Funds: JNL/Franklin Templeton Income Fund; JNL/Franklin Templeton Global Growth Fund; and, JNL/Franklin Templeton Mutual Shares Fund (“Underlying Funds”). The Fund allocates approximately 33 1/3% of its assets and cash flow among the Underlying Funds. These Underlying Funds, in turn invest primarily in U.S. and foreign equity securities, and, to a lesser extent, fixed-income and money market securities.

JNL/Franklin Templeton Global Growth Fund
Jackson National Asset Management, LLC (and Templeton Global Advisors Limited)
Seeks long-term capital growth by investing, under normal market conditions, primarily in the equity securities of companies located anywhere in the world, including emerging markets. The equity securities in which the Fund primarily invests are common stock. Although the Fund seeks investments across a number of countries and sectors, from time to time, based on economic conditions, the Fund may have significant positions in particular countries or sectors.

JNL/Franklin Templeton Global Multisector Bond Fund
Jackson National Asset Management, LLC (and Franklin Advisers, Inc.)
Seeks total investment return consisting of a combination of interest income, capital appreciation, and currency gains. Under normal market conditions the Fund will invest at least 80% of its assets in fixed and floating rate debt securities and debt obligations (including convertible bonds) of governments, government-related issuers, or corporate issuers worldwide. The Fund may also invest in inflation-indexed securities and securities or structured products that are linked to or derive their value from another security, asset or currency of any nation. The Fund's assets will be invested in issuers located in at least three countries (including the U.S.).

JNL/Franklin Templeton Income Fund
Jackson National Asset Management, LLC (and Franklin Advisers, Inc.)
Seeks to maximize income while maintaining prospects for capital appreciation by investing, under normal market conditions, in a diversified portfolio of debt and equity securities. The equity securities in which the Fund invests consist primarily of common stock. The Fund seeks income by selecting investments such as corporate, foreign and U.S. Treasury bonds, as well as stocks with attractive dividend yields.

JNL/Franklin Templeton International Small Cap Growth Fund
Jackson National Asset Management, LLC (and Franklin Templeton Institutional, LLC and Templeton Investment Counsel, LLC)
Seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its assets in a diversified portfolio of investments of smaller international companies, located outside of the U.S., including those of emerging or developing markets. The Fund invests predominately in securities listed or traded on recognized international markets in developed countries included in MSCI EAFE Small Cap Index and All Country World exUS Small Cap Index. The Fund may, from time to time, have significant investments in a particular sector or country.

JNL/Franklin Templeton Mutual Shares Fund
Jackson National Asset Management, LLC (and Franklin Mutual Advisers, LLC)
Seeks capital appreciation, which may occasionally be short-term (which is capital appreciation return on investment in less than 12 months), and secondarily, income. The Fund, under normal market conditions, invests primarily in equity securities (including securities convertible into, or that the sub-adviser expects to be exchanged for, common or preferred stock) of U.S. and foreign companies that the sub-adviser believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Following this value-oriented strategy, the Fund invests in undervalued securities (securities trading at a discount to intrinsic value). The equity securities in which the Fund invests are primarily common stock.

JNL/Goldman Sachs Core Plus Bond Fund
Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P. and sub-sub-adviser: Goldman Sachs Asset Management International)
Seeks a high level of current income, with capital appreciation as a secondary objective. The Fund invests, under normal circumstances, at least 80% of its assets in a globally diverse portfolio of bonds and other fixed-income securities and related investments. The sub-adviser has broad discretion to invest the Fund’s assets among certain segments of the fixed-income market including in U.S. investment-grade bonds, collateralized loan obligations, high-yield non-investment grade debt securities, corporate debt securities, emerging market debt securities and in obligations of domestic and foreign issuers which may be denominated in currencies other than the U.S. dollar.

JNL/Goldman Sachs Emerging Markets Debt Fund (Please Note: The Investment Division investing in the JNL/Goldman Sachs Emerging Markets Debt Fund is not accepting any additional allocations or transfers.)
Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P. and sub-sub-adviser: Goldman Sachs Asset Management International)
Seeks a high level of total return consisting of income and capital appreciation. The Fund invests, under normal circumstances, at least 80% of its assets in (i) sovereign and corporate debt securities and other instruments of issuers in emerging countries, denominated in any currency; and/or (ii) currencies of such emerging countries, which may be represented by forwards or other derivatives that may have interest rate exposure. Emerging market countries include but are not limited to those considered to be developing by the World Bank. Many of the countries in which the Fund invests will have sovereign ratings that are below investment grade or are unrated.

JNL/Goldman Sachs Mid Cap Value Fund
Jackson National Asset Management, LLC (and Goldman Sachs Asset Management, L.P.)
Seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in securities within the market capitalization range of the Russell Midcap® Value Index and Russell 2500 Value Index. The Fund may invest up to 25% of its net assets in foreign securities, including securities of issuers in emerging countries and securities denominated in foreign currencies.

JNL/Goldman Sachs U.S. Equity Flex Fund
Jackson National Asset Management, LLC (Goldman Sachs Asset Management, L.P.)
Seeks long-term capital appreciation by investing in a broad mix of equity securities and equity related and/or derivative instruments that aim to produce long-term capital appreciation and target attractive risk adjusted returns compared to the S&P 500 Index. In seeking to outperform its benchmark index, the S&P 500 Index, the Fund will hold long securities that the sub-adviser believes are more likely to outperform the index, and will take short positions in securities the sub-adviser believes will underperform the index.

JNL/Invesco China-India Fund (formerly, JNL/Eastspring Investments China-India Fund)
Jackson National Asset Management, LLC (and Invesco Hong Kong Limited)
Seeks long-term capital growth by investing normally 80% of its assets (net assets plus the amount of any borrowings for investment purposes), in equity and equity-related securities (such as depositary receipts, convertible bonds and warrants) of corporations, which are incorporated in, or listed in, or have their area of primary activity in the Greater China region (including mainland China, Hong Kong, Macau and Taiwan) and India where the (i) securities are of issuers organized under the laws of the country or of a country within the geographic region or (ii) maintain their principal place of business in that country or region; or (iii) securities are traded principally in the country or region; or (iv) securities of issuers, during the issuer's most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in the country or region or have at least 50% of their assets in that country or region.

JNL/Invesco Global Real Estate Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc. and sub-sub-adviser: Invesco Asset Management Limited)
Seeks high total return by investing, normally, at least 80% of its assets in securities of real estate and real estate-related companies, including real estate investment trusts and in derivatives and other instruments that have economic characteristics similar to such securities. The companies will be located in at least three different countries, including the U.S.

JNL/Invesco International Growth Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc.)
Seeks long-term growth of capital by primarily investing in equity securities and depository receipts of foreign issuers. The Fund focuses its investments in common and preferred stock and invests, under normal circumstances in securities of companies located in at least three countries outside of the U.S. The Fund may also invest no more than 30% in emerging markets securities.

JNL/Invesco Mid Cap Value Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc.)
Seeks total return through growth of capital by investing at least 80% of its assets in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations generally in the range of $2 billion to $10 billion or in the range of companies represented in the Russell Mid Cap Index and that the sub-adviser believes are undervalued.

JNL/Invesco Small Cap Growth Fund
Jackson National Asset Management, LLC (and Invesco Advisers, Inc.)
Seeks long-term growth of capital by investing, normally, at least 80% of its assets in equity securities of small-capitalization companies. The Fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Fund may also invest up to 20% of its assets in equity securities of issuers that have market capitalizations, at the time of purchase, in other market capitalization ranges, and in investment-grade non-convertible debt securities, U.S. government securities and high quality money market instruments. The Fund may also invest up to 25% of its total assets in foreign securities.

JNL/JPMorgan MidCap Growth Fund
Jackson National Asset Management, LLC (and J.P. Morgan Investment Management Inc.)
Seeks capital growth over the long-term by investing, under normal market circumstances, at least 80% of its assets in a broad portfolio of common stocks of companies with market capitalizations equal to those within the universe of Russell Midcap Growth Index stocks at the time of purchase. Market capitalization is the total market value of a company’s shares. The Fund may also invest up to 20% of its total assets in all types of foreign securities.

JNL/JPMorgan U.S. Government & Quality Bond Fund
Jackson National Asset Management, LLC (and J.P. Morgan Investment Management Inc.)
Seeks to obtain a high level of current income by investing, under normal circumstances, at least 80% of its assets in U.S. Treasury securities, obligations issued by agencies or instrumentalities of the U.S. government (which may not be backed by the U.S. government) and mortgage-backed securities, that are supported either by the full faith and credit of the U.S. government or their own credit, collateralized mortgage obligations issued by private issuers, repurchase agreements and derivatives related to the principal investments. The Fund may also invest in high-quality corporate debt securities.

JNL/Lazard Emerging Markets Fund (Please Note: The Investment Division investing in the JNL/Lazard Emerging Markets Fund is not accepting any additional allocations or transfers.)
Jackson National Asset Management, LLC (and Lazard Asset Management LLC)
Seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in equity securities of companies whose principal business activities are located in emerging market countries. The Fund may engage, to a limited extent, in various investment techniques, such as foreign currency transactions and the use of derivative instruments to gain exposure to foreign currencies and emerging securities, and to hedge the Fund’s investments.

JNL/Mellon Capital 10 x 10 Fund
Jackson National Asset Management, LLC
Seeks capital appreciation and income by investing in Class A shares of the following Underlying Funds:

➢	50% in the JNL/Mellon Capital JNL 5 Fund;

➢	10% in the JNL/Mellon Capital S&P 500 Index Fund;

➢	10% in the JNL/Mellon Capital S&P 400 MidCap Index Fund;

➢	10% in the JNL/Mellon Capital Small Cap Index Fund;

➢	10% in the JNL/Mellon Capital International Index Fund; and

➢	10% in the JNL/Mellon Capital Bond Index Fund.

JNL/Mellon Capital Index 5 Fund
Jackson National Asset Management, LLC
Seeks capital appreciation by investing in Class A shares of the following Underlying Funds:

➢	20% in the JNL/Mellon Capital S&P 500 Index Fund;

➢	20% in the JNL/Mellon Capital S&P 400 MidCap Index Fund;

➢	20% in the JNL/Mellon Capital Small Cap Index Fund;

➢	20% in the JNL/Mellon Capital International Index Fund; and

➢	20% in the JNL/Mellon Capital Bond Index Fund.

JNL/Mellon Capital Emerging Markets Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries. The Fund invests, under normal circumstances, at least 80% of its assets in stocks included in the MSCI Emerging Markets Index (“Index”), including depositary receipts representing securities of the Index.  The Fund attempts to replicate the Index by investing all or substantially all of its assets in the stocks that comprise the Index.

JNL/Mellon Capital European 30 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks to provide capital appreciation by investing at least 80% of its assets in the common stock of 30 companies selected from the MSCI Europe Index.

JNL/Mellon Capital Pacific Rim 30 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks to provide capital appreciation by investing under normal circumstances at least 80% of its assets in the common stock of 30 companies selected from the MSCI Pacific Index.

JNL/Mellon Capital S&P 500 Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks to match the performance of the S&P 500® Index. The Fund seeks to invest under normal circumstances at least 80% of its assets in the stocks in the S&P 500 Index in proportion to their market capitalization weighting in the S&P 500 Index in order to provide long-term capital growth.

JNL/Mellon Capital S&P 400 MidCap Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks to match the performance of the S&P MidCap 400 Index. The Fund invests in equity securities of medium capitalization-weighted domestic corporations. Under normal circumstances the Fund invests at least 80% of its assets in the stocks in the S&P MidCap 400 Index in proportion to their market capitalization weighting in the S&P MidCap 400 Index in order to provide long-term capital growth.

JNL/Mellon Capital Small Cap Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks to match the performance of the S&P SmallCap 600 Index and provide long-term growth of capital by investing in equity securities of small- to mid-size domestic companies. The Fund, under normal circumstances, invests at least 80% of its assets in the stocks included in the S&P SmallCap 600 Index in proportion to their market capitalization weighting in the Index.

JNL/Mellon Capital International Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks to match the performance of the Morgan Stanley Capital International (“MSCI”) Europe Australia Far East (“EAFE”) Index. The Fund invests in international equity securities attempting to match the characteristics of each country within the index. Under normal circumstances the Fund invests at least 80% of its assets in the stocks included in the MCSI EAFE Index or derivative securities economically related to the MSCI EAFE Index in order to provide long-term capital growth.

JNL/Mellon Capital Bond Index Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks to match the performance of the Barclays U.S. Aggregate Bond Index by investing under normal circumstances at least 80% of its assets in fixed-income securities. The Fund seeks to provide a moderate rate of income by investing in domestic fixed-income investments.

JNL/Morgan Stanley Mid Cap Growth Fund
Jackson National Asset Management, LLC (and Morgan Stanley Investment Management Inc.)
Seeks long-term capital growth by investing, under normal circumstances, at least 80% of its assets in equity securities of mid-capitalization companies, primarily in established and emerging companies with capitalizations within the range of companies included in the Russell Midcap® Growth Index.

JNL/Neuberger Berman Strategic Income Fund
Jackson National Asset Management, LLC (and Neuberger Berman Fixed Income LLC)
Seeks high current income with long-term capital appreciation as its secondary objective by investing primarily in a diversified mix of fixed rate and floating rate debt securities. The Fund’s investments may include securities issued by domestic and foreign governments, corporate entities, and trust structures. The Fund may invest in a broad array of securities, including: securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities; corporate bonds; commercial paper; currencies and non-U.S. securities; mortgage-backed securities and other asset-backed securities; and loans.

JNL/Oppenheimer Global Growth Fund
Jackson National Asset Management, LLC (and OppenheimerFunds, Inc.)
Seeks capital appreciation by investing mainly in common stocks of companies in the U.S. and foreign countries. The Fund can invest without limit in foreign securities and can invest in any country, including countries with developing or emerging markets. However, the Fund currently emphasizes investments in developed markets such as the United States, Western European countries and Japan. The Fund does not limit its investments to companies in a particular capitalization range, but primarily invests in mid-capitalization and large-capitalization companies.

JNL/PIMCO Real Return Fund
Jackson National Asset Management, LLC (and Pacific Investment Management Company LLC)
Seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Fund invests, under normal circumstances, at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments, which include bonds, debt securities, and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

JNL/PIMCO Total Return Bond Fund
Jackson National Asset Management, LLC (and Pacific Investment Management Company LLC)
Seeks to realize maximum total return, consistent with the preservation of capital and prudent investment management. The Fund invests, under normal circumstances, at least 80% of its assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

JNL/PPM America Floating Rate Income Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)
Seeks to provide a high level of current income by investing, under normal circumstances, at least 80% of its net assets in floating rate loans and other floating rate investments, defined as floating rate loans, floating rate notes, other floating rate debt securities, structured products, money market securities of all types, repurchase agreements, shares of money market funds, short-term bond funds and floating rate funds. Further, while not a principal investment strategy, the Fund may engage in derivatives transactions. Investment in such derivative or other synthetic instruments that have economic characteristics similar to the floating rate investments may be used for the purpose of satisfying the 80% minimum investment requirement.

JNL/PPM America High Yield Bond Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)
Seeks to maximize current income, with capital appreciation as a secondary objective, by investing, under normal circumstances, at least 80% of its assets in high-yield, high-risk debt securities, commonly referred to as “junk bonds” and related investments.

Further, while not a principal investment strategy, the Fund may engage in derivatives transactions. Investment in derivatives instruments that have economic characteristics similar to the fixed-income investments may be used for the purpose of satisfying the 80% minimum investment requirement. The Fund may also invest in securities of foreign issuers. To the extent that the Fund invests in emerging market debt, this will be considered as an investment in a high-yield security for purposes of the 80% investment minimum requirement.

JNL/PPM America Mid Cap Value Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)
Seeks long-term growth of capital by investing, primarily, at least 80% of its assets in a diversified portfolio of equity securities of U.S. companies with market capitalizations within the range of companies constituting the Russell Midcap Index (“Index”) under normal market conditions at the time of the initial purchase. The market capitalization range of the Index will vary with market conditions over time. If the market capitalization of a company held by the Fund moves outside the then-current Index range, the Fund may, but is not required to, sell such company's securities.

JNL/PPM America Total Return Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)
Seeks to realize maximum total return, consistent with the preservation of capital and prudent investment management. Under normal circumstances, the Fund invests at least 80% of its assets in a diversified portfolio of fixed-income investments of U.S. and foreign issuers such as government, corporate, mortgage- and other asset-backed securities and cash equivalents. The Fund may also invest in derivative instruments.

JNL/PPM America Small Cap Value Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)
Seeks long-term growth of capital by investing, primarily, at least 80% of its assets in a diversified portfolio of equity securities of U.S. companies within the range of securities of the S&P SmallCap 600 Index (“Index”) under normal market conditions at the time of initial purchase. The market capitalization range of the Index will vary with market conditions over time. If the market capitalization of a company held by the Fund moves outside the then-current Index range, the Fund may, but is not required to, sell such company' s securities.

JNL/PPM America Value Equity Fund
Jackson National Asset Management, LLC (and PPM America, Inc.)
Seeks long-term growth of capital by investing, primarily, in a diversified portfolio of equity securities of domestic companies. Such companies will typically have market capitalizations within the range of companies constituting the S&P 500 Index (“Index”) under normal market conditions at the time of the initial purchase. The market capitalization range of the Index will vary with market conditions over time. At least 80% of its assets will be invested, under normal circumstances, in equity securities.

JNL/Red Rocks Listed Private Equity Fund (Please Note: The Investment Division investing in the JNL/Red Rocks Listed Private Equity Fund is not accepting any additional allocations or transfers.)
Jackson National Asset Management, LLC (and Red Rocks Capital LLC)
Seeks maximum total return by investing at least 80% of its assets in (i) securities of U.S. and non-U.S. companies listed on a national securities exchange, or foreign equivalent, that have a significant portion of their assets invested in or exposed to private companies or have as its stated intention to have a significant portion of its assets invested in or exposed to private companies (“Listed Private Equity Companies”), and (ii) derivatives or other instruments (such as exchange traded funds) that otherwise have the economic characteristics of Listed Private Equity Companies.

JNL/T. Rowe Price Established Growth Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)
Seeks long-term growth of capital and increasing dividend income by investing generally in common stocks of large-capitalization companies. The sub-adviser seeks investments in companies with one or more of the following characteristics: strong cash flow and an above-average rate of earnings growth; the ability to sustain earnings momentum during economic downturns; and occupation of a lucrative niche in the economy and the ability to expand even during times of slow economic growth. While the Fund invests principally in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options.

JNL/T. Rowe Price Mid-Cap Growth Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)
Seeks long-term growth of capital by investing at least 80% of its assets, under normal circumstances, in a broadly diversified portfolio of common stocks of medium-sized (mid-capitalization) companies whose earnings the sub-adviser expects to grow at a faster rate than the average company.

JNL/T. Rowe Price Short-Term Bond Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)
Seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short- and intermediate-term investment-grade corporate, government, and mortgage-backed securities. The Fund may also invest in money market securities, bank obligations, collateralized mortgage obligations, and foreign securities. Normally, the Fund will invest at least 80% of its net assets in bonds. The Fund will only purchase securities that are rated within the four highest credit categories (e.g. AAA, AA, A, BBB, or equivalent) at the time of purchase by at least one major credit rating agency or, if unrated, deemed to be of comparable quality by the sub-adviser.

JNL/T. Rowe Price Value Fund
Jackson National Asset Management, LLC (and T. Rowe Price Associates, Inc.)
Seeks long-term capital appreciation by investing, via a value approach investment selection process, at least 65% of total assets in common stocks believed to be undervalued. Stock holdings are expected to consist primarily of large-company stocks, but may also include mid-cap and small-cap companies. The Fund may invest up to 25% of its total assets (excluding reserves) in foreign securities. Income is a secondary objective.

JNL/WMC Balanced Fund
Jackson National Asset Management, LLC (and Wellington Management Company LLP)
Seeks reasonable income and long-term capital growth by investing primarily in a diversified portfolio of common stock and investment grade fixed-income securities. The Fund may invest in any type or class of security. The anticipated mix of the Fund’s holdings is typically 60-70% of its assets in equities and 30-40% in fixed-income securities, including cash and cash equivalents.

JNL/WMC Money Market Fund
Jackson National Asset Management, LLC (and Wellington Management Company LLP)
Seeks a high level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, U.S. dollar-denominated short-term money market instruments that mature in 397 days or less. The Fund primarily invests in money market instruments rated in one of the two highest short-term credit rating categories, including: (i) obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities or by state and local governments; (ii) time deposits, certificates of deposit and bankers acceptances, issued by banks and other lending institutions; (iii) commercial paper and other short-term obligations of U.S. and foreign issuers (including asset-backed securities); (iv) obligations issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; and (v) repurchase agreements on obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

JNL/WMC Value Fund
Jackson National Asset Management, LLC (and Wellington Management Company LLP)
Seeks long-term growth of capital by investing under normal circumstances at least 65% of its total assets in common stocks of domestic companies. Although the Fund may invest in companies with a broad range of market capitalizations, the Fund will tend to focus on companies with large market capitalizations (generally above $3 billion). The Fund may invest up to 20% of its total assets in the securities of foreign issuers.

JNL/S&P Competitive Advantage Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC and Mellon Capital Management Corporation)
Seeks capital appreciation by investing approximately equal amounts in the common stock of 30 companies included in the S&P 500 that are, believed to have superior profitability, as measured by return on invested capital, and trade a relatively attractive valuations. In selecting companies, Standard & Poor’s Investment Advisory Services LLC looks for the 30 companies ranked by return on invested capital and lowest market-to-book multiples.

JNL/S&P Dividend Income & Growth Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC and Mellon Capital Management Corporation)
Seeks primarily capital appreciation with a secondary focus on current income by investing approximately equal amounts in the common stock of the 30 companies included in the S&P 500 that have attractive dividend yields and strong capital structures as determined by Standard & Poor’s Investment Advisory Services LLC. The companies with the highest Dividend Yield, are selected from each of 10 economic sectors in the S&P 500, with approximately equal exposure to each sector.

JNL/S&P Intrinsic Value Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC and Mellon Capital Management Corporation)
Seeks capital appreciation by investing approximately equal amounts in the common stock of 30 companies included in the S&P 500, excluding financial companies, that are, in the opinion of Standard & Poor's Investment Advisory Services LLC, companies that generate strong free cash flows and sell at relatively attractive valuations.

JNL/S&P Total Yield Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC and Mellon Capital Management Corporation)
Seeks capital appreciation by investing approximately equal amounts in the common stock of the 30 companies included in the S&P 500 that generate positive cash flow and have a strong track record, as determined by the sub-adviser, of returning cash to investors, such as through dividends, share repurchases or debt retirement.

JNL/S&P Mid 3 Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC and Mellon Capital Management Corporation)
Seeks capital appreciation by investing in common stocks of companies that are identified by a model based on three separate investment strategies. Under normal circumstances, the Fund invests approximately 1/3 of its net assets in the following strategies:

➢	MID Competitive Advantage Strategy;

➢	MID Intrinsic Value Strategy; and

➢	MID Total Equity Yield Strategy.

JNL/S&P 4 Fund
Jackson National Asset Management, LLC
Seeks capital appreciation by making initial allocations (25%) of its assets and cash flows to the following four Underlying Funds (Class A) on a specific date each year:

➢	25% in JNL/S&P Competitive Advantage Fund;

➢	25% in JNL/S&P Dividend Income & Growth Fund;

➢	25% in JNL/S&P Intrinsic Value Fund; and

➢	25% in JNL/S&P Total Yield Fund.

JNL/S&P Managed Conservative Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC)
Seeks current income, with capital growth as a secondary objective, by investing in Class A Shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust and the Jackson Variable Series Trust.
Under normal circumstances, the Fund allocates approximately 10%-30% of its assets to Underlying Funds that invest primarily in equity securities, 70%-90% to Underlying Funds that invest primarily in fixed-income securities and 0%-30% to Underlying Funds that invest primarily in money market securities.

JNL/S&P Managed Moderate Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC)
Seeks current income and capital growth by investing in Class A Shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust and the Jackson Variable Series Trust.
Under normal circumstances, the Fund allocates approximately 30%-50% of its assets to Underlying Funds that invest primarily in equity securities, 50%-70% to Underlying Funds that invest primarily in fixed-income securities and 0-25% to Underlying Funds that invest primarily in money market securities.

JNL/S&P Managed Moderate Growth Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC)
Seeks capital growth and current income by investing in Class A Shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust and the Jackson Variable Series Trust.
Under normal circumstances, the Fund allocates approximately 50%-70% of its assets to Underlying Funds that invest primarily in equity securities, 30%-50% to Underlying Funds that invest primarily in fixed-income securities and 0%-20% to Underlying Funds that invest primarily in money market securities.

JNL/S&P Managed Growth Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC)
Seeks capital growth, with current income as a secondary objective, by investing in Class A Shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust and the Jackson Variable Series Trust.
Under normal circumstances, the Fund allocates approximately 70%-90% of its assets to Underlying Funds that invest primarily in equity securities, 10%-30% to Underlying Funds that invest primarily in fixed-income securities and 0-15% to Underlying Funds that invest primarily in money market securities.

JNL/S&P Managed Aggressive Growth Fund
Jackson National Asset Management, LLC (and Standard & Poor's Investment Advisory Services LLC)
Seeks capital growth by investing in Class A Shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust and the Jackson Variable Series Trust.
Under normal circumstances, the Fund allocates up to 80%-100% of its assets to Underlying Funds that invest primarily in equity securities, 0%-20% to Underlying Funds that invest primarily in fixed-income securities and 0%-10% to Underlying Funds that invest primarily in money market securities.

JNL Disciplined Moderate Fund
Jackson National Asset Management, LLC
Seeks capital growth, and secondarily, current income by investing in Class A shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust and the Jackson Variable Series Trust.
Under normal circumstances, the Fund allocates approximately 40%-80% of its assets to Underlying Funds that invest primarily in equity securities, 20%-60% to Underlying Funds that invest primarily in fixed-income securities and 0%-20% of its assets to Underlying Funds that invest primarily in money market securities.

JNL Disciplined Moderate Growth Fund
Jackson National Asset Management, LLC
Seeks capital growth and current income by investing in Class A shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust and the Jackson Variable Series Trust.
Under normal circumstances, the Fund allocates approximately 60%-90% of its assets to Underlying Funds that invest primarily in equity securities, 10%-40% to Underlying Funds that invest primarily in fixed-income securities and 0%-20% of its assets to Underlying Funds that invest primarily in money market securities.

JNL Disciplined Growth Fund
Jackson National Asset Management, LLC
Seeks capital growth by investing in Class A shares of a diversified group of other Funds (“Underlying Funds”), which are part of the JNL Series Trust, the JNL Variable Fund LLC, the JNL Investors Series Trust and the Jackson Variable Series Trust.
Under normal circumstances, the Fund allocates approximately 70%-100% of its assets to Underlying Funds that invest primarily in equity securities, 0%-30% to Underlying Funds that invest primarily in fixed-income securities and 0%-20% of its assets to Underlying Funds that invest primarily in money market securities.

JNL Variable Fund LLC

JNL/Mellon Capital Nasdaq ® 100 Fund (formerly, JNL/Mellon Capital Nasdaq ® 25 Fund)
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks total return by investing in the stocks of companies in the Nasdaq-100 Index ® that are expected to have a potential for capital appreciation. The Fund selects a portfolio of stocks of companies selected from stocks included in the Index. The Index includes 100 of the largest non-financial domestic and international securities listed on the Nasdaq Stock Market. The Index reflects companies across high-growth industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology.

JNL/Mellon Capital S&P® 24 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks total return through capital appreciation by investing approximately equal amounts in the stocks of 24 companies that have the potential for capital appreciation, on a specific date each year.

JNL/Mellon Capital S&P® SMid 60 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks capital appreciation by investing in the stocks of 30 companies included in the Standard & Poor's MidCap 400 Index and 30 companies in the Standard & Poor's SmallCap 600 Index. The Fund seeks to achieve its objective by identifying small and mid-capitalization companies with improving fundamental performance and sentiment. The sub-adviser follows a process that attempts to select small and mid-cap companies that are likely to be in an earlier stage of their economic life cycle than mature large-cap companies.

JNL/Mellon Capital JNL 5 Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks total return through capital appreciation and dividend income by investing in the stocks of companies that are identified by a model based on five different specialized strategies:

➢	20% in the DowSM 10 Strategy, a dividend yielding strategy;

➢	20% in the S&P® 10 Strategy, a blended valuation-momentum strategy;

➢	20% in the Global 15 Strategy, a dividend yielding strategy;

➢	20% in the 25 Strategy, a dividend yielding strategy; and

➢	20% in the Select Small-Cap Strategy, a small capitalization strategy.

JNL/Mellon Capital Communications Sector Fund (Please Note: The Investment Division investing in the JNL/Mellon Capital Communications Sector Fund is not accepting any additional allocations or transfers.)
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets in the stocks in the MSCI USA IMI Telecommunication Services 25/50 Index in proportion to their market capitalization weighting in the MSCI USA IMI Telecommunication Services 25/50 Index.

JNL/Mellon Capital Consumer Brands Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets in the stocks in the MSCI USA IMI Consumer Discretionary Index in proportion to their market capitalization weighting in the MSCI USA IMI Consumer Discretionary Index.

JNL/Mellon Capital Financial Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets in the stocks in the MSCI USA IMI Financials Index in proportion to their market capitalization weighting in the MSCI USA IMI Financials Index.

JNL/Mellon Capital Healthcare Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets in the stocks in the MSCI USA IMI Health Care Index in proportion to their market capitalization weighting in the MSCI USA IMI Health Care Index.

JNL/Mellon Capital Oil & Gas Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets in the stocks in the MSCI USA IMI Energy Index in proportion to their market capitalization weighting in the MSCI USA IMI Energy Index.

JNL/Mellon Capital Technology Sector Fund
Jackson National Asset Management, LLC (and Mellon Capital Management Corporation)
Seeks total return through capital appreciation and dividend income by investing, under normal circumstances, at least 80% of its assets in the stocks in the MSCI USA IMI Information Technology Index in proportion to their market capitalization weighting in the MSCI USA IMI Information Technology Index.

Jackson Variable Series Trust

JNL/DoubleLine® Total Return Fund
Jackson National Asset Management, LLC (and DoubleLine Capital LP)
Seeks to maximize total return by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of borrowings for investment purposes) in bonds.

JNL/PIMCO Credit Income Fund
Jackson National Asset Management, LLC (and Pacific Investment Management Company LLC)
Seeks maximum total return, consistent with preservation of capital and prudent investment management. Under normal circumstances, the Fund invests at least 80% of its assets in a diversified portfolio of investment grade corporate fixed-income securities of varying maturities, which may be represented by forwards, repurchase agreements, reverse repurchase agreements or loan participations and assignments or derivatives such as options, futures contracts or swap agreements.

The investment objectives and policies of certain of the Funds are similar to the investment objectives and policies of other mutual funds that certain of the investment sub-advisers manage. Although the objectives and policies may be similar, the investment results of the Fund may be higher or lower than the result of such mutual funds. We cannot guarantee and make no representation, that the investment results of similar funds will be comparable even though the funds have the same investment sub-advisers. The Funds described are available only through variable annuity Contracts issued by Jackson. They are NOT offered or made available to the general public directly.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

You should read the summary prospectuses for the Funds and/or the prospectuses for the JNL Series Trust, the JNL Variable Fund LLC, and the Jackson Variable Series Trust carefully before investing. The summary prospectuses for the Funds are attached to this prospectus. The summary prospectuses for the Funds and prospectuses for the JNL Series Trust, the JNL Variable Fund LLC, and the Jackson Variable Series Trust may also be obtained at no charge by calling 1-800-644-4565 (Annuity and Life Service Center) or

1-800-777-7779 (for contracts purchased through a bank or financial institution), by writing P.O. Box 30314, Lansing, Michigan 48909-7814, or by visiting www.jackson.com. Additional Funds and Investment Divisions may be available in the future.

Voting Rights. To the extent required by law, Jackson will obtain from you and other owners of the Contracts instructions as to how to vote when the Funds solicit proxies in conjunction with a vote of shareholders. When Jackson receives instructions, we will vote all the shares Jackson owns in proportion to those instructions. An effect of this proportional voting is that a relatively small number of Owners may determine the outcome of a vote.

Substitution. Jackson may be required or determine in its sole discretion to substitute a different mutual Fund for the one in which the Investment Division is currently invested. This will be done with any required approval of the SEC. Jackson will give you notice of such transactions.

CONTRACT CHARGES

There are charges associated with your Contract, the deduction of which will reduce the investment return of your Contract. Charges are deducted proportionally from your Contract Value. Some of these charges are for optional endorsements, as noted, so they are deducted from your Contract Value only if you selected to add that optional endorsement to your Contract. These charges may be a lesser amount where required by state law or as described below, but will not be increased. We expect to profit from certain charges assessed under the Contract. These charges (and certain other expenses) are as follows:

Mortality and Expense Risk Charge. Each day, as part of our calculation of the value of the Accumulation Units and annuity units, Jackson makes a deduction for the Mortality and Expense Risk Charge. On an annual basis, this charge equals 1.35% of the average daily net asset value of your allocations to the Investment Divisions. This charge does not apply to the guaranteed fixed account or the GMWB Fixed Account.

The Mortality and Expense Risk Charge compensates us for the risks we assume in connection with all the Contracts, not just your Contract. The mortality risks that Jackson assumes arise from our obligations under the Contracts:

•	to make income payments for the life of the annuitant during the income phase; and

•	to provide a standard death benefit prior to the Income Date.

The expense risk that Jackson assumes is the risk that our actual cost of administering the Contracts and the Investment Divisions will exceed the amount that we receive from the administration charge and the annual contract maintenance charge.

Administration Charge. Each day, as part of our calculation of the value of the Accumulation Units and annuity units, we make a deduction for administration charges. On an annual basis, these charges equal 0.15% of the average daily net asset value of your allocations to the Investment Divisions. This charge does not apply to the guaranteed fixed account or the GMWB Fixed Account. This charge compensates us for our expenses incurred in administering the Contracts and the Separate Account.

Annual Contract Maintenance Charge. During the accumulation phase, Jackson deducts a $50 annual contract maintenance charge on each anniversary of the date on which your Contract was issued. If you make a complete withdrawal from your Contract, the annual contract maintenance charge will also be deducted. This charge is for administrative expenses. The annual contract maintenance charge will be assessed on the Contract Anniversary or upon full withdrawal and is taken from the Investment Divisions, the guaranteed fixed account options and the GMWB Fixed Account based on the proportion their respective value bears to the Contract Value.

Jackson will not deduct this charge if, when the deduction is to be made, the value of your Contract is $50,000 or more. Jackson may discontinue this practice at any time.

Transfer Fee. A transfer fee of $25 will apply to transfers in excess of 15 in a Contract Year. Jackson may waive the transfer fee in connection with Earnings Sweep or pre-authorized automatic transfer programs and any transfers we require, or may charge a lesser fee where required by state law.

Commutation Fee. If you make a total withdrawal from your Contract after income payments have commenced under income option 4, or if after your death during the periods for which payments are guaranteed to be made under income option 3 your beneficiary elects to receive a lump sum payment, the amount received will be reduced by (a) minus (b) where:

•
(a) = the present value of the remaining income payments (as of the date of calculation) for the period for which payments are guaranteed to be made, discounted at the rate assumed in calculating the initial payment; and

•
(b) = the present value of the remaining income payments (as of the date of calculation) for the period for which payments are guaranteed to be made, discounted at a rate no more than 1.00% higher than the rate used in (a).

7% Guaranteed Minimum Withdrawal Benefit (“SafeGuard 7 Plus”) Charge. If you select the 7% GMWB, in most states you will pay 0. 10% of the GWB each calendar quarter (0.40% annually). In Washington State, the charge is monthly, currently 0.035% of the GWB (0.42% annually), which we will waive at the end of a Contract Month to the extent that the charge exceeds the amount of your Contract Value allocated to the Investment Divisions. For more information about the GWB, please see “7% Guaranteed Minimum Withdrawal Benefit” beginning on page 50.

PLEASE NOTE: EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

We deduct the charge from your Contract Value. Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account. In Washington State, monthly charges are also pro rata, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling accumulation units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. The charge is prorated, from the endorsement's effective date, to the end of the first quarter or first month after selection. Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).

We reserve the right to prospectively change the charge: on new Contracts; if you select this benefit after your Contract is issued; or with a Step-Up – subject to a maximum charge of 0.75% annually in all states offering this benefit. The actual deduction of the charge will be reflected in your quarterly statement. We stop deducting the charge on the earlier date that you annuitize the Contract, or your Contract Value is zero. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “7% Guaranteed Minimum Withdrawal Benefit” beginning on page 50. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 49 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up (“SafeGuard Max”) Charge. If you select the Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up, in most states you will pay 0.1125% of the GWB each Contract Quarter (0.45% annually). In Washington State, you pay the charge, currently 0.0375% of the GWB (0.45% annually), each Contract Month. In Washington State, we will waive the charge at the end of a Contract Month to the extent that the charge exceeds the amount of your Contract Value allocated to the Investment Divisions. For more information about the GWB, please see “Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up” beginning on page 53.

PLEASE NOTE: EFFECTIVE MAY 1, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

We deduct the charge from your Contract Value on a pro rata basis over each applicable Investment Division and the guaranteed fixed account. In Washington State, monthly charges are also pro rata, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge: on new Contracts; if you select this benefit after your Contract is issued; or upon election of a Step-Up – subject to a maximum charge of 0.80% annually in states where the charge is quarterly, 0.81% annually in states where the charge is monthly.

The actual deduction of the charge will be reflected in your quarterly statement. We stop deducting this charge on the earlier date that you annuitize the Contract, or your Contract Value is zero. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up” beginning on page 53. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 49 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 5”) Charge. If you select the 5% GMWB With Annual Step-Up, in most states you will pay 0.1625% of the GWB each quarter (0.65% annually). In Washington State, the charge is monthly, currently 0.055% of the GWB (0.66% annually), which we will waive at the end of a Contract Month to the extent that the charge exceeds the amount of your Contract Value allocated to the Investment Divisions. For Contracts to which this endorsement was added before March 31, 2008, you pay the applicable percentage of the GWB each calendar quarter. For Contracts to which this endorsement was added on or after March 31, 2008, you pay the applicable percentage of the GWB each Contract Quarter. For Contracts purchased in Washington State, you pay the applicable percentage of the GWB each Contract Month. The actual deduction of the charge will be reflected in your quarterly statement. For more information about the GWB, please see “5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 59.

PLEASE NOTE: EFFECTIVE MAY 1, 2011, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

We deduct the charge from your Contract Value. Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account. In Washington State, monthly charges are also pro rata, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling accumulation units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

The charge may be reduced if you do not take any withdrawals before the fifth Contract Anniversary, or before the tenth Contract Anniversary, after the endorsement's effective date. If the charge in your state is quarterly, and if you have not taken any withdrawals before the fifth Contract Anniversary, then you will pay 0.1125% of the GWB each quarter (0.45% annually). After the tenth Contract Anniversary if no withdrawals have been taken, you will pay 0.05% of the GWB each quarter (0.20% annually). If the charge in your state is monthly, and if you have not taken any withdrawals before the fifth Contract Anniversary, then you will pay 0.0375% of the GWB each Contract Month (0.45% annually). After the tenth Contract Anniversary if no withdrawals have been taken, you will pay 0.0175% of the GWB each Contract Month (0.21% annually).

We reserve the right to prospectively change the charge on new Contracts; if you select this benefit after your Contract is issued; or with a step-up that you request (not on step-ups that are automatic) – subject to a maximum charge of 1.45% annually in states where the charge is quarterly, 1.47% annually in states where the charge is monthly. We stop deducting this charge on the earlier date that you annuitize the Contract, or your Contract Value is zero. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “5% Guaranteed Minimum Withdrawal Benefit with Annual Step-Up” beginning on page 59. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 49 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 6”) Charge. If you select the 6% GMWB With Annual Step-Up, in most states you will pay 0.2125% of the GWB each quarter (0.85% annually). In Washington State, the charge is monthly, currently 0.0725% of the GWB (0.87% annually), which we will waive at the end of a Contract Month to the extent that the charge exceeds the amount of your Contract Value allocated to the Investment Divisions. For Contracts to which this endorsement was added before March 31, 2008, you pay the applicable percentage of the GWB each calendar quarter. For Contracts to which this endorsement was added on or after March 31, 2008, you pay the applicable percentage of the GWB each Contract Quarter. For Contracts purchased in Washington State, you pay the applicable percentage of the GWB each Contract Month. The actual deduction of the charge will be reflected in your quarterly statement. For more information about the GWB, please see “6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 62.

PLEASE NOTE: EFFECTIVE MAY 1, 2011, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

We deduct the charge from your Contract Value. Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account. In Washington State, monthly charges are also pro rata, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling accumulation units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

The charge is prorated, from the endorsement's effective date, to the end of the first quarter or first month after selection. Similarly, the charge is prorated upon termination of the endorsement. The charge may be reduced if you do not take any withdrawals before the fifth Contract Anniversary, or before the tenth Contract Anniversary, after the endorsement's effective date. If the charge in your state is quarterly, and if you have not taken any withdrawals before the fifth Contract Anniversary, then you will pay 0.15% of the GWB each quarter (0.60% annually). After the tenth Contract Anniversary if no withdrawals have been taken, you will pay 0.075% of the GWB each quarter (0.30% annually). If the charge in your state is monthly, and if you have not taken any withdrawals before the fifth Contract Anniversary, then you will pay 0.05% of the GWB each Contract Month (0.60% annually). After the tenth Contract Anniversary if no withdrawals have been taken, you will pay 0.025% of the GWB each Contract Month (0.30% annually).

We reserve the right to prospectively change the charge on new Contracts; if you select this benefit after your Contract is issued; or with a step-up that you request (not on step-ups that are automatic) – subject to a maximum charge of 1.60% annually in states where the charge is quarterly, 1.62% annually in states where the charge is monthly. We stop deducting this charge on the earlier date that you annuitize the Contract, or your Contract Value is zero. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “6% Guaranteed Minimum Withdrawal Benefit with Annual Step-Up” beginning on page 62. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 49 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

5% Guaranteed Minimum Withdrawal Benefit Without Step-Up (“MarketGuard 5”) Charge. If you select the 5% GMWB without Step-Up, in most states you will pay 0.05% of the GWB each calendar quarter (0.20% annually). In Washington State, the charge is monthly, currently 0.0175% of the GWB (0.21% annually), which we will waive at the end of a Contract Month to the extent that the charge exceeds the amount of your Contract Value allocated to the Investment Divisions. The actual deduction of the charge will be reflected in your quarterly statement. For more information about the GWB, please see “5% Guaranteed Minimum Withdrawal Benefit Without Step-Up” beginning on page 66.

PLEASE NOTE: EFFECTIVE OCTOBER 6, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

We deduct the charge from your Contract Value. Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account. In Washington State, monthly charges are also pro rata, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling accumulation units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. The charge is prorated, from the endorsement's effective date, to the end of the first quarter or first month after selection. Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).

The charge may be reduced if you do not take any withdrawals before the fifth Contract Anniversary, or before the tenth Contract Anniversary, after the endorsement's effective date. If the charge in your state is quarterly, and if you have not taken any withdrawals before the fifth Contract Anniversary, then you will pay 0.0375% of the GWB each calendar quarter (0.15% annually). After the tenth Contract Anniversary if no withdrawals have been taken, you will pay 0.025% of the GWB each calendar quarter (0.10% annually). If the charge in your state is monthly, and if you have not taken any withdrawals before the fifth Contract Anniversary, then you will pay 0.0125% of the GWB each Contract Month (0.15% annually). After the tenth Contract Anniversary if no withdrawals have been taken, you will pay 0.01% of the GWB each Contract Month (0.12% annually). We reserve the right to prospectively change the charge on new Contracts, or before you select this benefit if after your Contract is issued, subject to a maximum charge of 0.50% annually in states where the charge is quarterly, 0.51% annually in states where the charge is monthly. We stop deducting this charge on the earlier date that you annuitize the Contract, or your Contract Value is zero. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. Upon election of the GMWB, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “5% Guaranteed Minimum Withdrawal Benefit Without Step-Up” beginning on page 66. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 49 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Advantage”) Charge. The charge for this GMWB is expressed as an annual percentage of the GWB and depends on the Owner's age when the endorsement is added to the Contract. The charge varies by age group (see table below). For more information about the GWB, please see “5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 69. With joint Owners, the charge is based on the older Owner's age. For the Owner that is a legal entity, the charge is based on the Annuitant's age. (With joint Annuitants, the charge is based on the older Annuitant's age.)

PLEASE NOTE: EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum		Current
Ages 45 – 49	1.00% ÷ 4	1.02% ÷ 12	0.55% ÷ 4	0.57% ÷ 12
50 – 54	1.15% ÷ 4	1.17% ÷ 12	0.70% ÷ 4	0.72% ÷ 12
55 – 59	1.50% ÷ 4	1.50% ÷ 12	0.95% ÷ 4	0.96% ÷ 12
60 – 64	1.50% ÷ 4	1.50% ÷ 12	0.95% ÷ 4	0.96% ÷ 12
65 – 69	1.50% ÷ 4	1.50% ÷ 12	0.95% ÷ 4	0.96% ÷ 12
70 – 74	0.90% ÷ 4	0.90% ÷ 12	0.55% ÷ 4	0.57% ÷ 12
75 – 80	0.65% ÷ 4	0.66% ÷ 12	0.40% ÷ 4	0.42% ÷ 12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each calendar quarter. For Contracts purchased in Washington State, the charge is monthly, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions. We deduct the charge from your Contract Value. Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account. In Washington State, monthly charges are also pro rata, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. The charge is prorated, from the endorsement's effective date, to the end of the first quarter or first month after selection. Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 74. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 69. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 49 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below). For more information about the GWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 76.

PLEASE NOTE: EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum		Current
Ages 45 – 85	1.50% ÷ 4	1.50% ÷ 12	0.95% ÷ 4	0.96% ÷ 12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each calendar quarter. For Contracts purchased in Washington State, the charge is monthly, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions. We deduct the charge from your Contract Value. Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account. In Washington State, monthly charges are also pro rata, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. The charge is prorated, from the endorsement's effective date, to the end of the first quarter or first month after selection. Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 81. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 76. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 49 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent With Joint Option”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below). For more information about the GWB, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 82.

PLEASE NOTE: EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum		Current
Ages 45 – 85	1.70% ÷ 4	1.71% ÷ 12	1.15% ÷ 4	1.17% ÷ 12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each calendar quarter. For Contracts purchased in Washington State, the charge is monthly, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions. We deduct the charge from your Contract Value. Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account. In Washington State, monthly charges are also pro rata, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. The charge is prorated, from the endorsement's effective date, to the end of the first quarter or first month after selection. Similarly, the charge is prorated upon termination of the endorsement, including upon conversion (if conversion is permitted).

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the charge when you elect a step-up (not on step-ups that are automatic), again subject to the applicable maximum annual charge.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 88. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up” beginning on page 82. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 49 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom GMWB”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below). For more information about the GWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 89.

PLEASE NOTE: EFFECTIVE SEPTEMBER 28, 2009, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum		Current
Ages 45 – 80	1.50% ÷ 4	1.50% ÷ 12	0.95% ÷ 4	0.96% ÷ 12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each Contract Quarter. For Contracts purchased in Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.

We deduct the charge from your Contract Value. Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account. In Washington State, monthly charges are also pro rata, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the charge when there is a step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement is added to the Contract before January 12, 2009), again subject to the maximum annual charge. If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary. You may then elect to discontinue the automatic Step-Up provision and the GMWB charge will not increase but remain at its then current level.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 97. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 89. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 49 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom GMWB With Joint Option”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below). For more information about the GWB, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 99.

PLEASE NOTE: EFFECTIVE SEPTEMBER 28, 2009, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum		Current
Ages 45 – 80	1.85% ÷ 4	1.86% ÷ 12	1.25% ÷ 4	1.26% ÷ 12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each Contract Quarter. For Contracts purchased in Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.

We deduct the charge from your Contract Value. Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account. In Washington State, monthly charges are also pro rata, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the charge when there is a step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement is added to the Contract before January 12, 2009), again subject to the maximum annual charge. If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary. You may then elect to discontinue the automatic Step-Up provision and the GMWB charge will not increase but remain at its then current level.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 107. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 99. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 49 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom 6 GMWB”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below). For more information about the GWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 110.

PLEASE NOTE: EFFECTIVE OCTOBER 11, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum		Current
Ages 45 – 80	1.50% ÷ 4	1.50% ÷ 12	0.95% ÷ 4	0.96% ÷ 12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each Contract Quarter. For Contracts purchased in Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.

We deduct the charge from your Contract Value. Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account. In Washington State, the monthly charges are also pro rata, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the charge when there is a step-up on or after the fifth Contract Anniversary, again subject to the maximum annual charge. If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary. You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level. Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. Also know that you may subsequently elect to reinstate the Step-Up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 116. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 110. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 49 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Freedom 6 GMWB With Joint Option”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below). For more information about the GWB, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 119.

PLEASE NOTE: EFFECTIVE OCTOBER 11, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum		Current
Ages 45 – 80	1.85% ÷ 4	1.86% ÷ 12	1.25% ÷ 4	1.26% ÷ 12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each Contract Quarter. For Contracts purchased in Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions.

We deduct the charge from your Contract Value. Quarterly charges are pro rata deducted over each applicable Investment Division and the guaranteed fixed account. In Washington State, the monthly charges are also pro rata, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the charge when there is a step-up on or after the fifth Contract Anniversary, again subject to the maximum annual charge. If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary. You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level. Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. Also know that you may subsequently elect to reinstate the Step-Up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 126. Please check with your representative to learn about the current level of the charge, or contact us at the Annuity Service Center for more information. Our contact information is on the first page. In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of the GMWB and a Step-Up, the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up” beginning on page 119. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 49 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up (“LifeGuard Select”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below). For more information about the GWB, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 128.

PLEASE NOTE: EFFECTIVE MAY 1, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum		Current
For endorsements purchased on or after September 28, 2009	1.50% ÷ 4	1.50% ÷ 12	0.85% ÷ 4	0.87% ÷ 12
For endorsements purchased before September 28, 2009	1.20% ÷ 4	1.20% ÷ 12	0.65% ÷ 4	0.66% ÷ 12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each Contract Quarter. For Contracts purchased in Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions. We deduct the charge from your Contract Value. The deduction of the charge could cause an automatic transfer under this GMWB's Transfer of Assets provision. For more information, please see “Transfer of Assets” under “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 135.

Quarterly charges are pro rata deducted over each applicable Investment Division, the guaranteed fixed account and the GMWB Fixed Account. In Washington State, monthly charges are also pro rata, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the charge when there is a step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement was added to the Contract before September 28, 2009), again subject to the applicable maximum annual charge. If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary. You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level. Please be aware that, if this endorsement is added to the Contract on or after September 28, 2009, election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. Also know that you may subsequently elect to reinstate the Step-Up provision (together with the GWB bonus provision, if this endorsement is added to the Contract on or after September 28, 2009) at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 138. Please check with your representative to learn about the current level of the charge and the current interest rate for the GMWB Fixed Account, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of the GMWB and upon automatic Step-Up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement was added to the Contract before September 28, 2009), the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 128. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 49 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up (“LifeGuard Select With Joint Option”) Charge. The charge for this GMWB begins when the endorsement is added to the Contract and is expressed as an annual percentage of the GWB (see table below). For more information about the GWB, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 140.

PLEASE NOTE: EFFECTIVE MAY 1, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

Annual Charge	Maximum		Current
For endorsements purchased on or after September 28, 2009	1.85% ÷ 4	1.86% ÷ 12	1.05% ÷ 4	1.05% ÷ 12
For endorsements purchased before September 28, 2009	1.50% ÷ 4	1.50% ÷ 12	0.80% ÷ 4	0.81% ÷ 12
Charge Basis	GWB
Charge Frequency	Quarterly	Monthly	Quarterly	Monthly

You pay the applicable annual percentage of the GWB each Contract Quarter. For Contracts purchased in Washington State, you pay the charge each Contract Month, which charge is waived at the end of a Contract Month to the extent it exceeds the amount of your Contract Value allocated to the Investment Divisions. We deduct the charge from your Contract Value. The deduction of the charge could cause an automatic transfer under this GMWB's Transfer of Assets provision. For more information, please see “Transfer of Assets” under “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 147.

Quarterly charges are pro rata deducted over each applicable Investment Division, the guaranteed fixed account and the GMWB Fixed Account. In Washington State, monthly charges are also pro rata, but deducted over the applicable Investment Divisions only. With the Investment Divisions, we deduct the charge by canceling Accumulation Units rather than as part of the calculation to determine Accumulation Unit Value. While the charge is deducted from the Contract Value, it is based on the applicable percentage of the GWB. Upon termination of the endorsement, including upon conversion (if conversion is permitted), the charge is prorated for the period since the last quarterly or monthly charge.

We reserve the right to prospectively change the charge on new Contracts, or if you select this benefit after your Contract is issued, subject to the applicable maximum annual charge. We may also change the charge when there is a step-up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement was added to the Contract before September 28, 2009), again subject to the applicable maximum annual charge. If the GMWB charge is to increase, a notice will be sent to you 45 days prior to the Contract Anniversary. You may then elect to discontinue the automatic step-up provision and the GMWB charge will not increase but remain at its then current level. Please be aware that, if this endorsement is added to the Contract on or after September 28, 2009, election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. Also know that you may subsequently elect to reinstate the Step-Up provision (together with the GWB bonus provision, if this endorsement is added to the Contract on or after September 28, 2009) at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The actual deduction of the charge will be reflected in your quarterly statement. You will continue to pay the charge for the endorsement through the earlier date that you annuitize the Contract or your Contract Value is zero. Also, we will stop deducting the charge under the other circumstances that would cause the endorsement to terminate. For more information, please see “Termination” under “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 150. Please check with your representative to learn about the current level of the charge and the current interest rate for the GMWB Fixed Account, or contact us at the Annuity Service Center for more information. Our contact information is on the first page of the prospectus. In addition, please consult the representative to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of the GMWB and upon automatic Step-Up on or after the fifth Contract Anniversary (eleventh Contract Anniversary if this endorsement was added to the Contract before September 28, 2009), the applicable GMWB charge will be reflected in your confirmation. For more information about how the endorsement works, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up” beginning on page 140. Also see “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 49 for additional important information to consider when purchasing a Guaranteed Minimum Withdrawal Benefit.

Other Expenses. Jackson pays the operating expenses of the separate account, including those not covered by the mortality and expense and administrative charge. There are deductions from and expenses paid out of the assets of the Funds. These expenses are described in the attached summary prospectuses for the Funds . For more information, please see the “Total Annual Fund Operating Expenses” table beginning on page 9.

Premium Taxes. Some states and other governmental entities charge premium taxes or other similar taxes. Jackson is responsible for the payment of these taxes and may make a deduction from the value of the Contract for them. Premium taxes generally range from 0% to 3.5% (the amount of state premium tax, if any, will vary from state to state).

Income Taxes. Jackson reserves the right, when calculating unit values, to deduct a credit or charge with respect to any taxes paid by or reserved for Jackson during the valuation period which are determined by Jackson to be attributable to the operation of the

Separate Account, or to a particular Investment Division. No federal income taxes are applicable under present law, and we are not making any such deduction.

DISTRIBUTION OF CONTRACTS

Jackson National Life Distributors LLC (“Distributor”), located at 7601 Technology Way, Denver, Colorado 80237, serves as the distributor of the Contracts. Distributor is a wholly owned subsidiary of Jackson. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”). Distributor is not a member of the Securities Investor Protection Corporation (“SIPC”). For more information on broker-dealers and their registered representatives, you may use the FINRA BrokerCheck program via telephone (1-800-289-9999) or the Internet (http://brokercheck.finra.org).

The Contracts are offered to customers of various financial institutions, brokerage firms and their affiliate insurance agencies (each a "Financial Institution," collectively "Financial Institutions"). No Financial Institution has any legal responsibility to pay amounts that are owed under the Contracts. The obligations and guarantees under the Contracts are the sole responsibility of Jackson. The Financial Institutions are responsible for delivery of various related disclosure documents and the accuracy of their oral description and suitable recommendation of the purchase of the Contracts.

Commissions are paid to Financial Institutions that sell the Contracts. While commissions may vary, they are not expected to exceed 8% of any premium payment. Where lower commissions are paid up front, trail commissions may also be paid. Commissions may also be paid on the Income Date if the annuity option selected involves a life contingency or a payout over a period of ten or more years. The Financial Institutions determine the amount of the commission that will be paid to their registered representatives. The amounts paid may vary based upon the practices of each Financial Institution.

Under certain circumstances, the Distributor and/or Jackson may pay Financial Institutions bonuses, overrides, and marketing allowances, in addition to commissions. These payments and/or reimbursements are in recognition of marketing, distribution, and/or administrative support provided by the Financial Institution and may not be offered to all Financial Institutions. The terms of these arrangements vary widely depending on, among other things, products offered; the level and type of marketing, distribution, and administrative support services provided; assets under management; and the volume of sales; and the level of access we are provided to the registered representatives of the Financial Institution. Such payments may influence Financial Institutions and/or their registered representatives to present the Contracts more favorably than other investment alternatives. Such compensation is subject to applicable state insurance law and regulation and the FINRA rules of conduct. While such compensation may be significant, it will not result in any additional direct charge by us to you.

The two primary forms of such compensation paid by the Distributor and/or Jackson are overrides and marketing support payments. Overrides are payments that are designed as consideration for product placement, assets under management, and sales volume. Overrides are generally based on a fixed percentage of annual product sales and generally range from 10 to 50 basis points (0.10% to 0.50%). Payments may also be based on a percentage of assets under management or paid as a specified dollar amount. Marketing support payments may be in the form of cash and/or non-cash compensation and are intended to provide us with exposure to registered representatives so that we may educate them about product features and benefits. Marketing support payments generally allow us to, among other things, participate in sales conferences (for example, national, regional, and top producer meetings hosted by a Financial Institution). Examples of such payments include, but are not limited to, reimbursements for representative training or “due diligence” meetings (including travel and lodging expenses); client events; speaker fees; business development and educational enhancement items (such as software packages containing information for broker use, or prospecting lists); and other support services, including payments to third party vendors for such services. Payments or reimbursements for meetings and seminars are generally based on the anticipated level of participation and/or accessibility and the size of the audience. Subject to FINRA rules of conduct, we may also provide cash and/or non-cash compensation to registered representatives in the form of gifts, promotional items, occasional meals, and entertainment. Registered representatives may qualify for different levels of sales and service support depending on the volume of business that they do with us.

We may use any of our corporate assets to cover the cost of distribution, including any profit from the Contract's mortality and expense risk charge and other charges.

The alphabetical listing below details the 20 Financial Institutions that received the largest amounts of overrides and/or marketing support payments in 2015 from the Distributor and/or Jackson in relation to the sale of our variable insurance products. Payments to these firms ranged from approximately $750 thousand to approximately $24 million.

Cetera Advisor Networks, LLC
Commonwealth Financial Network
ING/Voya Financial Advisors, LLC
INVEST Financial Corporation*

Investment Centers of America, Inc.*
Lincoln Financial Advisors Corporation
LPL Financial Services
Merrill Lynch
MetLife Securities, Inc.
MML Investors Services, LLC
Morgan Stanley Smith Barney LLC
National Planning Corporation*
Raymond James & Associates, Inc.
Securities America, Inc.
Signator Investors, Inc.
SII Investments, Inc.*
Transamerica Financial Advisors, Inc.
UBS Financial Services, Inc.
Wells Fargo Advisors, LLC
Woodbury Financial Services, Inc.

*Jackson affiliate.
Please see Appendix B for a complete list of Financial Institutions that received amounts of overrides and/or marketing support payments in 2015 from the Distributor and/or Jackson in relation to the sale of our variable insurance products. While we endeavor to update this list on an annual basis, please note that interim changes or new arrangements may not be listed and may involve substantial payments on a forward going basis.

We may, under certain circumstances where permitted by applicable law, pay a bonus to a Contract purchaser to the extent the broker-dealer waives its commission. You can learn about the amount of any available bonus by calling the toll-free number on the cover page of this prospectus. Contract purchasers should inquire of the representative if such bonus is available to them and its compliance with applicable law.

Compensation is also paid to employees of the Distributor and/or Jackson who are responsible for providing services to Financial Institutions. These employees are generally referred to as "wholesalers" and may meet with Financial Institutions and/or their registered representatives to provide training and sales support. The compensation paid to the wholesalers may vary based on a number of factors, including Premium payments; types of Contracts or optional benefits (if any) sold by the Financial Institutions the wholesaler services; wholesaler performance; and overall company performance. The wholesaler may be required to achieve internally-assigned goals related to the same type of factors and may receive bonus payments for the achievement of individual and/or company-wide goals.

In addition to the Distributor, the following Financial Institutions are affiliated with Jackson and under common control within the same holding company structure:

•	National Planning Corporation,

•	SII Investments, Inc.,

•	IFC Holdings, Inc. d/b/a Invest Financial Corporation, and

•	Investment Centers of America, Inc.
The Distributor also has relationships with the sub-advisers to the various underlying Funds and their affiliates. The Distributor receives payments from some sub-advisers to assist in defraying the costs of certain promotional and marketing meetings hosted by the Distributor in which the sub-advisers participate. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the sub-adviser's participation. Our affiliated Financial Institutions may have other relationships with the sub-advisers (apart from Jackson) including selling retail mutual funds managed or advised by certain sub-advisers.

In addition, the Distributor acts as distributor of variable annuity contracts and variable life insurance policies (the “Other Contracts”) issued by Jackson and its subsidiary, Jackson of NY. The compensation related to the Other Contracts consists of commissions, trail commissions and other compensation or promotional incentives as described above and in the prospectus or statement of additional information for the Other Contracts.

All of the compensation described here, and other compensation or benefits provided by Jackson or our affiliates, may be greater or less than the total compensation on similar or other products. The amount and/or structure of the compensation can create a conflict of interest as it may influence your Financial Institution and registered representative to present this Contract over other investment alternatives. The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the Financial Institution and registered representative. You may ask your registered representative about any variations and how he or she and his or her Financial Institution are compensated for selling the Contract.

PURCHASES

Minimum Initial Premium:

•	$25,000 under most circumstances

•	The maximum we accept without our prior approval is $1 million.

Minimum Additional Premiums:

•	$5,000 for a non-qualified plan Contract

•	$2,000 for a qualified plan Contract

•	$50 under the automatic payment plan

You can pay additional premiums at any time during the accumulation phase.

There is a $100 minimum balance requirement for each guaranteed fixed account and Investment Division. We reserve the right to restrict availability or impose restrictions on the guaranteed fixed account and GMWB Fixed Account. A withdrawal request that would reduce the remaining Contract Value to less than $100 will be treated as a request for a complete withdrawal.

Allocations of Premium. When you purchase a Contract, Jackson will allocate your premium to one or more of the Allocation Options you have selected. Your allocations must be in whole percentages ranging from 0% to 100%. The minimum amount you may allocate to a guaranteed fixed account or Investment Division is $100. Jackson will allocate additional premiums in the same way unless you tell us otherwise.

You may not allocate your Contract Values among more than 99 Investment Divisions, guaranteed fixed account options and the GMWB Fixed Account at any one time. Additionally, you may not choose to allocate your premiums to the GMWB Fixed Account; however, Contract Value may be automatically allocated to the GMWB Fixed Account according to non-discretionary formulas if you have purchased the optional LifeGuard Select GMWB or the LifeGuard Select with Joint Option GMWB. For more detailed information regarding LifeGuard Select, please see “For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Endorsement” beginning on page 128. For more detailed information regarding LifeGuard Select with Joint Option, please see “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Endorsement” beginning on page 140.

Jackson will issue your Contract and allocate your first premium within 2 business days after we receive your first premium and all information required by us for purchase of a Contract. If we do not receive all of the required information, we will contact you to get the necessary information. If for some reason Jackson is unable to complete this process within 5 business days, we will return your money.

The Jackson business day closes when the New York Stock Exchange closes (usually 4:00 p.m. Eastern time).

Capital Protection Program. Jackson offers a Capital Protection program that a Contract Owner may request at issue. Under this program, Jackson will allocate enough of your premium to the guaranteed fixed account you select so that such part, based on that guaranteed fixed account's interest rate in effect on the date of allocation, will equal at the end of a selected period of 1 or 3 years, the total premium paid. The rest of the premium will be allocated to the Investment Divisions based on your allocation. If any part of the guaranteed fixed account value is surrendered or transferred before the end of the selected guarantee period, the value at the end of that period will not equal the original premium. This program is available only if the guaranteed fixed account options are available. You should consult your Jackson representative with respect to the current availability of guaranteed fixed account options, their limitations, and the availability of the Capital Protection Program.

For an example of capital protection, assume you made a premium payment of $10,000 when the interest rate for the three-year guaranteed period was 3% per year. We would allocate $9,152 to that guarantee period because $9,152 would increase at that interest rate to $10,000 after three years, assuming no withdrawals are taken. The remaining $848 of the payment would be allocated to the Investment Division(s) you selected.

Thus, as this example demonstrates, the shorter guarantee periods require allocation of substantially all of your premium to achieve the intended result. In each case, the results will depend on the interest rate declared for the guarantee period.

The Capital Protection Program will not be available if you purchase the LifeGuard Select Guaranteed Minimum Withdrawal Benefit or the LifeGuard Select with Joint Option Guaranteed Minimum Withdrawal Benefit.

Accumulation Units. The Contract Value allocated to the Investment Divisions will go up or down depending on the performance of the divisions. In order to keep track of the value of your Contract, Jackson uses a unit of measure called an “Accumulation Unit.” During the income phase it is called an “Annuity Unit.”

Every business day Jackson determines the value of an Accumulation Unit for each of the Investment Divisions. This is done by:

1.	determining the total amount of assets held in the particular Investment Division;

2.	subtracting any asset-based insurance charges and any other charges, such as taxes;

3.	dividing this amount by the number of outstanding Accumulation Units.

Charges deducted through the cancellation of units are not reflected in this computation.

The value of an Accumulation Unit may go up or down from day to day. The base Contract has a different Accumulation Unit Value than each combination of optional endorsements an Owner may elect, based on the differing amount of charges applied in calculating that Accumulation Unit Value.

When you make a premium payment, Jackson credits your Contract with Accumulation Units. The number of Accumulation Units credited is determined at the close of Jackson's business day by dividing the amount of the premium allocated to any Investment Division by the value of the Accumulation Unit for that Investment Division that reflects the combination of optional endorsements you have elected and their respective charges.

TRANSFERS AND FREQUENT TRANSFER RESTRICTIONS

You may transfer your Contract Value between and among the Investment Divisions at any time, unless transfers are subject to other limitations, but transfers between the guaranteed fixed account and an Investment Division must occur prior to the Income Date. Transfers from the guaranteed fixed account will be subject to any applicable excess interest adjustment. There may be periods when we do not offer the guaranteed fixed account, or when we impose special transfer requirements on the guaranteed fixed account. If a renewal occurs within one year of the Income Date, we will continue to credit interest up to the Income Date at the then Current Interest Rate for the guaranteed fixed account option. You can make 15 transfers every Contract Year without charge.

A transfer will be effective as of the end of the business day when we receive your transfer request in Good Order, and we will disclaim all liability for transfers made based on your transfer instructions, or the instructions of a third party authorized to submit transfer requests on your behalf.

Restrictions on Transfers: Market Timing. The Contract is not designed for frequent transfers by anyone. Frequent transfers between and among Investment Divisions may disrupt the underlying Funds and could negatively impact performance, by interfering with efficient management and reducing long-term returns, and increasing administrative costs. Frequent transfers may also dilute the value of shares of an underlying Fund. Neither the Contracts nor the underlying Funds are meant to promote any active trading strategy, like market timing. Allowing frequent transfers by one or some Owners could be at the expense of other Owners of the Contract. To protect Owners and the underlying Funds, we have policies and procedures to deter frequent transfers between and among the Investment Divisions.

Under these policies and procedures, there is a $25 charge per transfer after 15 in a Contract Year, and no round trip transfers are allowed within 15 calendar days. Also, we could restrict your ability to make transfers to or from one or more of the Investment Divisions, which possible restrictions may include, but are not limited to:

•	limiting the number of transfers over a period of time;

•	requiring a minimum time period between each transfer;

•	limiting transfer requests from an agent acting on behalf of one or more Owners or under a power of attorney on behalf of one or more Owners; or

•	limiting the dollar amount that you may transfer at any one time.

To the extent permitted by applicable law, we reserve the right to restrict the number of transfers per year that you can request, and to restrict you from making transfers on consecutive business days. In addition, your right to make transfers between and among Investment Divisions may be modified if we determine that the exercise by one or more Owners is, or would be, to the disadvantage of other Owners.

We continuously monitor transfers under the Contract for disruptive activity based on frequency, pattern and size. We will more closely monitor Contracts with disruptive activity, placing them on a watch list, and if the disruptive activity continues, we will restrict the availability of electronic or telephonic means to make a transfer, instead requiring that transfer instructions be mailed through regular U.S. postal service, and/or terminate the ability to make transfers completely, as necessary. If we terminate your ability to make transfers, you may need to make a partial withdrawal to access the Contract Value in the Investment Division(s) from which you sought a transfer. We will notify you and your representative in writing within five days of placing the Contract on a watch list.

Regarding round trip transfers, we will allow redemptions from an Investment Division; however, once a complete or partial redemption has been made from an Investment Division through an Investment Division transfer, you will not be permitted to transfer any value back into that Investment Division within 15 calendar days of the redemption. We will treat as short-term trading activity any transfer that is requested into an Investment Division that was previously redeemed within the previous 15 calendar days, whether the transfer was requested by you or a third party.

Our policies and procedures do not apply to the money market Investment Division, the guaranteed fixed account, the GMWB Fixed Account, Dollar Cost Averaging, Earnings Sweep or the Automatic Rebalancing program. We may also make exceptions that involve an administrative error, or a personal unanticipated financial emergency of an Owner resulting from an identified health, employment, or other financial or personal event that makes the existing allocation imprudent or a hardship. These limited exceptions will be granted by an oversight team pursuant to procedures designed to result in their consistent application. Please contact our Annuity Service Center if you believe your transfer request entails a financial emergency.

Otherwise, we do not exempt any person or class of persons from our policies and procedures. We have agreements allowing for asset allocation and investment advisory services that are not only subject to our policies and procedures, but also to additional conditions and limitations, intended to limit the potential adverse impact of these activities on other Owners of the Contract. We expect to apply our policies and procedures uniformly, but because detection and deterrence involves judgments that are inherently subjective, we cannot guarantee that we will detect and deter every Contract engaging in frequent transfers every time. If these policies and procedures are ineffective, the adverse consequences described above could occur. We also expect to apply our policies and procedures in a manner reasonably designed to prevent transfers that we consider to be to the disadvantage of other Owners, and we may take whatever action we deem appropriate, without prior notice, to comply with or take advantage of any state or federal regulatory requirement.

TELEPHONE AND INTERNET TRANSACTIONS

The Basics. You can request certain transactions by telephone or at www.jackson.com, our Internet website, subject to our right to terminate electronic or telephone transfer privileges, as described above. Our Customer Service representatives are available during business hours to provide you with information about your account. We require that you provide proper identification before performing transactions over the telephone or through our Internet website. For Internet transactions, this will include a Personal Identification Number (PIN). You may establish or change Your PIN at www.jackson.com.

What You Can Do and How. You may make transfers by telephone or through the Internet unless you elect not to have this privilege. Any authorization given via an application, the Jackson website, or through other means to Jackson shall be deemed authorization by you for Jackson to accept transaction instructions, including Investment Division transfers/allocations, by you and your financial representative unless we are notified by you to the contrary. To notify Jackson, please call us at the Service Center. Our contact information is on the cover page of this prospectus and the number is referenced in your Contract or on your quarterly statement.

What You Can Do and When. When authorizing a transfer, you must complete your telephone call by the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) in order to receive that day's Accumulation Unit value for an Investment Division.

Transfer instructions you send electronically are considered to be received by Jackson at the time and date stated on the electronic acknowledgement Jackson returns to you. If the time and date indicated on the acknowledgement is before the close of the New York

Stock Exchange, the instructions will be carried out that day. Otherwise the instructions will be carried out the next business day. Jackson will retain permanent records of all web-based transactions by confirmation number. If you do not receive an electronic acknowledgement, you should telephone the Service Center immediately.

How to Cancel a Transaction. You may only cancel an earlier telephonic or electronic transfer request made on the same day by calling the Services Center before the New York Stock Exchange closes. Otherwise, your cancellation instruction will not be allowed because of the round trip transfer restriction.

Our Procedures. Jackson has procedures that are designed to provide reasonable assurance that telephone or any other electronic authorizations are genuine. Our procedures include requesting identifying information and tape recording telephone communications, and other specific details. Jackson and its affiliates disclaim all liability for any claim, loss or expense resulting from any alleged error or mistake in connection with a transaction requested by telephone or other electronic means which was not authorized by you. However, if Jackson fails to employ reasonable procedures to ensure that all requested transactions are properly authorized, we may be held liable for such losses.

Jackson does not guarantee access to telephonic and electronic information or that we will be able to accept transaction instructions via the telephone or electronic means at all times. Jackson also reserves the right to modify, limit, restrict, or discontinue at any time and without notice the acceptance of instruction from someone other than you and/or this telephonic and electronic transaction privilege at any time. Elections of any optional benefit or program must be in writing and will be effective upon receipt of the request in Good Order.

Upon notification of the owner's death, any telephone transfer authorization, other than by the surviving joint owners, designated by the owner ceases and Jackson will not allow such transactions unless the executor/representative provides written authorization for a person or persons to act on the executor's/representative's behalf.

ACCESS TO YOUR MONEY

You can have access to the money in your Contract:

•	by making either a partial or complete withdrawal,

•	by electing the systematic withdrawal program,

•	by electing a Guaranteed Minimum Withdrawal Benefit, or

•	by electing to receive income payments.

Your beneficiary can have access to the money in your Contract when a death benefit is paid.

When you make a complete withdrawal you will receive the value of the Contract as of the end of the business day your withdrawal request is received by us in Good Order, minus any applicable taxes, the annual contract maintenance charge and charges under any optional endorsement, adjusted for any applicable excess interest adjustment. We will pay the withdrawal proceeds within seven days of a request in Good Order. If a Purchase Payment made by personal check or electronic draft is received within the five days preceding a withdrawal request, we may delay payment of the withdrawal proceeds up to seven days after the date of the request, to ensure the check or electronic draft is not returned due to insufficient funds.

Your withdrawal request must be in writing. Jackson will accept withdrawal requests submitted via facsimile. There are risks associated with not requiring original signatures in order to disburse Contract holder monies. To minimize the risks, the proceeds will be sent to your last recorded address in our records, to be sure to notify us, in writing with an original signature, of any address change. We do not assume responsibility for improper disbursements if you have failed to provide us with the current address to which the proceeds should be sent.

Except in connection with the Systematic Withdrawal Program, you must withdraw at least $500 or, if less, the entire amount in the guaranteed fixed account or Investment Division from which you are making the withdrawal. After your withdrawal, at least $100 must remain in each guaranteed fixed account or Investment Division from which the withdrawal was taken. A withdrawal request that would reduce the remaining Contract Value to less than $100 will be treated as a request for a complete withdrawal.

If you have an investment adviser who, for a fee, manages your Contract Value, you may authorize payment of the fee from the Contract by requesting a partial withdrawal. There are conditions and limitations, so please contact our Annuity Service Center for more information. Our contact information is on the cover page of this prospectus. We neither endorse any investment advisers, nor make any representations as to their qualifications. The fee for this service would be covered in a separate agreement between the two of you, and would be in addition to the fees and expenses described in this prospectus.

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make. There are limitations on withdrawals from qualified plans. For more information, please see “Taxes” beginning on page 157.

Guaranteed Minimum Withdrawal Benefit Considerations. Most people who are managing their investments to provide retirement income want to provide themselves with sufficient lifetime income and also to provide for an inheritance for their beneficiaries. The main obstacles they face in meeting these goals are the uncertainties as to (i) how much income their investments will produce, and (ii) how long they will live and will need to draw income from their investments. A Guaranteed Minimum Withdrawal Benefit (GMWB) is designed to help reduce these uncertainties.

A GMWB is intended to address those concerns but does not provide any guarantee the income will be sufficient to cover any individual's particular needs. Moreover, the GMWB does not assure that you will receive any return on your investments. The GMWB also does not protect against loss of purchasing power of assets covered by a GMWB due to inflation. Even relatively low levels of inflation may have a significant effect on purchasing power if not offset by stronger positive investment returns. The step-up feature on certain of the GMWBs may provide protection against inflation when there are strong investment returns that coincide with the availability of effecting a step-up. However, strong investment performance will only help the GMWB guard against inflation if the endorsement includes a step-up feature.

Payments under the GMWB will first be made from your Contract Value. Our obligations to pay you more than your Contract Value will only arise under limited circumstances. Thus, in considering the election of any GMWB you need to consider whether the value to you of the level of protection that is provided by a GMWB and its costs, which reduce Contract Value and offset our risks, are consistent with your level of concern and the minimum level of assets that you want to be sure are guaranteed.

The Joint For Life GMWB with Bonus and Annual Step-Up is available only to spouses and differs from the For Life GMWB with Bonus and Annual Step-Up without the Joint Option (which is available to spouses and unrelated parties) and enjoys the following advantages:

•
If the Contract Value falls to zero, benefit payments under the endorsement will continue until the death of the last surviving Covered Life if the For Life Guarantee is effective. (For more information about the For Life Guarantee and for information on who is a Covered Life under this form of GMWB, please see the “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up” subsections beginning on pages 82, 99, 119 and 140.)

•
If an Owner dies before the automatic payment of benefits begins, the surviving Covered Life may continue the Contract and the For Life Guarantee is not automatically terminated (as it is on the For Life GMWBs without the Joint Option).

The Joint For Life GMWB has a higher charge than the For Life GMWB without the Joint Option.

Guaranteed Minimum Withdrawal Benefit Important Special Considerations. Each of the GMWBs provides that the GMWB and all benefits thereunder will terminate on the Income Date, which is the date when annuity payments begin. The Income Date is either a date that you choose or the Latest Income Date. The Latest Income Date is generally the date on which the Owner attains age 90 under a non-qualified Contract, unless otherwise approved by the Company, or such earlier date as required by the applicable qualified plan, law or regulation.

Before (1) electing a GMWB, (2) electing to annuitize your Contract after having purchased a GMWB, or (3) when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB, you should consider whether the termination of all benefits under the GMWB and annuitizing produces the better financial results for you. Naturally, you should discuss with your Jackson representative whether a GMWB is even suitable for you. Consultation with your financial and tax advisor is also recommended.

These considerations are of greater significance if you are thinking about electing or have elected a GMWB For Life, as the For Life payments will cease when you annuitize voluntarily or on the Latest Income Date. Although each of the For Life GMWBs contain an annuitization option that may allow the equivalent of For Life payments when you annuitize on the Latest Income Date, all benefits under a GMWB For Life (and under the other GMWBs) will terminate when you annuitize. To the extent that we can extend the Latest Income Date without adverse tax consequences to you, we will do so, as permitted by the applicable qualified plan, law, or regulation. After you have consulted your financial and tax advisors you will need to contact us to request an extension of the Latest Income Date. Please also see “Extension of Latest Income Date” beginning on page 158 for further information regarding possible adverse tax consequences of extending the Latest Income Date.

In addition, with regard to required minimum distributions (RMDs) under an IRA only, it is important to consult your financial and tax advisor to determine whether the benefits of a particular GMWB will satisfy your RMD requirements. With regard to other qualified plans, you must determine what your qualified plan permits. Distributions under qualified plans and Tax-Sheltered Annuities must begin by the later of the calendar year in which you attain age 70 1/2 or the calendar year in which you retire. You do not necessarily have to annuitize your Contract to meet the minimum distribution.

Finally, please note that withdrawals in excess of certain limits may have a significantly negative impact on the value of your GMWB through prematurely reducing the benefit's Guaranteed Withdrawal Balance (GWB) and Guaranteed Annual Withdrawal Amount (GAWA) and, therefore, cause your GMWB to prematurely terminate. Please see the explanations of withdrawals under each of the following GMWB descriptions for more information concerning the effect of excess withdrawals.

7% Guaranteed Minimum Withdrawal Benefit (“SafeGuard 7 Plus”). The following description is supplemented by some examples in Appendix C that may assist you in understanding how the calculations are made in certain circumstances.

PLEASE NOTE: EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

For Owners 80 years old and younger on the Contract's Issue Date, or on the date on which this endorsement is selected if after the Contract's Issue Date, a 7% GMWB may be available, which permits an Owner to make partial withdrawals, prior to the Income Date that, in total, are guaranteed to equal the Guaranteed Withdrawal Balance (GWB)(as defined below), regardless of your Contract Value. The 7% GMWB is not available on a Contract that already has a GMWB (one GMWB only per Contract). We may further limit the availability of this optional endorsement. Once selected, the 7% GMWB cannot be canceled. If you select the 7% GMWB when you purchase your Contract, your net premium payment will be used as the basis for determining the GWB. The 7% GMWB may also be selected after the Issue Date within 30 days before any Contract Anniversary. If you select the 7% GMWB after the Issue Date, to determine the GWB, we will use your Contract Value on the date the endorsement is added (see Example 1 in Appendix C). The GWB can never be more than $5 million (including upon “step-up”), and the GWB is reduced with each withdrawal you take.

Once the GWB has been determined, we calculate the Guaranteed Annual Withdrawal Amount (GAWA), which is the maximum annual partial withdrawal amount, except for certain tax-qualified Contracts (as explained below). Upon selection, the GAWA is equal to 7% of the GWB. The GAWA will not be reduced if partial withdrawals taken within any one Contract Year do not exceed 7%. However, withdrawals are not cumulative. If you do not take 7% in one Contract Year, you may not take more than 7% the next Contract Year. If you withdraw more than 7%, the guaranteed amount available may be less than the total premium payments and the GAWA may be reduced. The GAWA can be divided up and taken on a payment schedule that you request. You can continue to take the GAWA each Contract Year until the GWB has been depleted.

Excess interest adjustments, as applicable, are taken into consideration in calculating the amount of your partial withdrawals pursuant to the 7% GMWB.

Any time a subsequent premium payment is made, we recalculate the GWB and the GAWA. Each time you make a premium payment, the GWB is increased by the amount of the net premium payment. Also, the GAWA will increase by 7% of the net premium payment or 7% of the increase in the GWB, if the maximum GWB is reached. We require prior approval for a subsequent premium payment, however, that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments. See Example 3b in Appendix C to see how the GWB is recalculated when the $5 million maximum is reached.

If the total of your partial withdrawals made in the current Contract Year is greater than the GAWA, we will recalculate your GWB and your GAWA may be lower in the future. In other words, withdrawing more than the GAWA in any Contract Year could cause the GWB to be reduced by more than the amount of the withdrawal(s) and even reset to the then current Contract Value, likely reducing the GAWA, too. Recalculation of the GWB and GAWA may result in reducing or extending the payout period. Examples 4, 5, and 7 in Appendix C illustrate the impact of such withdrawals.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the GAWA, the GWB is equal to the greater of:

•	the GWB prior to the partial withdrawal less the partial withdrawal; or

•	zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA, the GWB is equal to the lesser of:

•	the Contract Value after the partial withdrawal; or

•	the greater of the GWB prior to the partial withdrawal less the partial withdrawal or zero.

If all your partial withdrawals made in the current Contract Year are less than or equal to the GAWA, the GAWA is the lesser of:

•	the GAWA prior to the partial withdrawal; or

•	the GWB after the partial withdrawal.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA, the GAWA is equal to the lesser of:

•	the GAWA prior to the partial withdrawal;

•	the GWB after the partial withdrawal; or

•	7% of the Contract Value after the partial withdrawal.

Consistent with the explanation above, withdrawals greater than the GAWA (or required minimum distribution (RMD), if applicable – see below) may have a significantly negative impact on the value of this benefit through prematurely reducing the GWB and GAWA and, therefore, cause the benefit to prematurely terminate (see Example 5 in Appendix C). For purposes of these calculations, all partial withdrawals are assumed to be the total amount withdrawn, including any excess interest adjustments.

Withdrawals made under the guarantee of this endorsement are considered to be the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements. They are subject to the same restrictions and processing rules as described in the Contract.

For certain tax-qualified Contracts, the 7% GMWB allows for withdrawals greater than the GAWA to meet the RMD under the Internal Revenue Code (Code) without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix C supplement this description.

Required Minimum Distribution Calculations. Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Code allows for the taking of RMDs for multiple contracts from a single contract. You, as Owner, are responsible for complying with the Code's RMD requirements. If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges and we will impose those charges, which will be reflected in the confirmation of the transaction. For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center. Our contact information is on the cover page of this prospectus.

Under the Code, RMDs are calculated and taken on a calendar year basis. But with the 7% GMWB, GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the endorsement's guarantees may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of either of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the 2017 Contract Year (ending June 30) is $10. The RMD requirements for calendar years 2016 and 2017 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2016 and $8 in each of the two halves of calendar year 2017, then at the time the withdrawal in the first half of calendar year 2017 is taken, the Owner will have withdrawn $15. Because the sum of the Owner's withdrawals for the 2017 Contract Year is less than the higher RMD requirement for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1946, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2016 RMD) until March 30, 2017, he may still take the 2017 RMD before the next Contract Year begins, June 30, 2017 without exposing the GWB and GAWA to the possibility of adverse recalculation. However, if he takes his second RMD (the 2017 RMD) after June 30, 2017, he should wait until the next Contract Year begins (that is after June 30, 2018) to take his third RMD (the 2018 RMD) because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant specific to tax-qualified Contracts, illustrating the GMWB in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix C, particularly examples 4, 5, and 7. Please consult the representative who helped you purchase your tax-qualified Contract, and your tax adviser, to be sure that the 7% GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Step-Up. In the event Contract Value is greater than the GWB, the 7% GMWB allows the GWB to be reset to Contract Value (a “Step-Up”). Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.

With a Step-Up –	The GWB equals Contract Value.

The GAWA is recalculated, equaling the greater of:
	●	7% of the new GWB; Or
	●	The GAWA before the Step-Up.

The first opportunity for a Step-Up is the fifth Contract Anniversary after the 7% GMWB is added to the Contract.

A Step-Up is allowed at any time, but there must always be at least five years between Step-Ups. The GWB can never be more than $5 million with a Step-Up. A request for Step-Up is processed and effective on the date received in Good Order. Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Spousal Continuation. If the Contract is continued by the spouse, the spouse retains all rights previously held by the Owner and therefore may elect to add the 7% GMWB to the Contract within the 30 days prior to any Contract Anniversary following the continuation date of the original Contract's Issue Date. The 7% GMWB would become effective on the Contract Anniversary following receipt of the request in Good Order.

If the spouse continues the Contract and the 7% GMWB endorsement already applies to the Contract, the 7% GMWB will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation. Your spouse may elect to “step-up” on the continuation date. If the Contract is continued under the Special Spousal Continuation Option, the value applicable upon “step-up” is the Contract Value, including any adjustments applied on the continuation date. Any subsequent “step-up” must follow the “step-up” restrictions listed above (Contract Anniversaries will continue to be based on the anniversary of the original Contract's Issue Date).

Termination. The 7% GMWB endorsement terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge on the date you annuitize or surrender the Contract. In surrendering the Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under the 7% GMWB. The 7% GMWB also terminates: with the Contract upon your death (unless the beneficiary who is your spouse continues the Contract); upon the first date both the GWB and Contract Value equal zero; or upon conversion, if permitted – whichever occurs first.

Contract Value Is Zero. If your Contract Value is reduced to zero as the result of a partial withdrawal, Contract charges or poor fund performance and the GWB is greater than zero, the GWB will be paid to you on a periodic basis elected by you, which will be no less frequently than annually, so long as the contract is still in the accumulation phase. The total annual payment will equal the GAWA, but will not exceed the current GWB. The payments continue until the GWB is reduced to zero.

All other rights under your Contract cease and we will no longer accept subsequent premium payments and all optional endorsements are terminated without value. Upon your death as the Owner, your Beneficiary will receive the scheduled payments. No other death benefit will be paid.

Annuitization. If you decide to annuitize your Contract, you may choose the following income option instead of one of the other income options listed in your Contract:

Fixed Payment Income Option. This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select. If you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

This income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 49 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. The purchase of the 7% GMWB may not be appropriate for the Owners of Contracts who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors on this and other matters prior to electing the 7% GMWB.

Guaranteed Minimum Withdrawal Benefit With 5-Year Step-Up (“SafeGuard Max”). The following description of this GMWB is supplemented by the examples in Appendix C, particularly example 2 for the varying benefit percentage and examples 6 and 7 for the Step-Ups.

PLEASE NOTE: EFFECTIVE MAY 1, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) until the earlier of:

•	The Owner's (or any joint Owner's) death;

Or

•	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners up to 85 years old (proof of age is required); may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled. At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract). We allow ownership changes of a Contract with this GMWB when the Owner is a legal entity – to another legal entity or the Annuitant. In certain circumstances, we may permit the elimination of a joint Owner in the event of divorce. Otherwise, ownership changes are not allowed. When the Owner is a legal entity, changing Annuitants is not allowed. Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit cause the GWB and GAWA to be recalculated.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value.
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

Premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value on that date. The GWB can never be more than $5 million (including upon Step-Up), and the GWB is reduced by each withdrawal.

PLEASE NOTE: Upon the Owner's death, this GMWB might be continued by a spousal Beneficiary. Please see the “Spousal Continuation” subsection below for more information.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal. The GAWA percentage varies according to age group and is determined based on the Owner's attained age at the time of the first withdrawal. If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner. (In the examples in Appendix C and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.) The GAWA percentage for each age group is:

Ages	GAWA Percentage
0 – 74	7%
75 – 79	8%
80 – 84	9%
85+	10%

Withdrawals cause the GWB to be recalculated. Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-

qualified Contracts only, the RMD (if greater than the GAWA). The tables below clarify what happens in either instance. RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. (There is no RMD for non-qualified Contracts.)

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix C supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA is recalculated, equaling the lesser of:
	●	The GAWA before the withdrawal; Or
	●	The GWB after the withdrawal.

You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix C). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount. The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit and may lead to its premature termination.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the lesser of:
	●	Contract Value after the withdrawal; Or
	●	The greater of the GWB before the withdrawal less the withdrawal, or zero.
The GAWA is recalculated, equaling the lesser of:
	●	The GAWA before the withdrawal; Or
	●	The GWB after the withdrawal; Or
	●	The GAWA percentage multiplied by the Contract Value after the withdrawal.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any charges and/or adjustments. Any withdrawals from Contract Value allocated to a guaranteed fixed account option may be subject to an excess interest adjustment.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts and withdrawals of asset allocation and advisory fees. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 157.

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. Any future GAWA percentage recalculation will be based on the correct age. If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES: Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract. You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements. If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges and we will impose those charges, which will be reflected in the confirmation of the transaction. For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center. Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. But with this GMWB, the GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the endorsement's guarantees may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the 2017 Contract Year (ending June 30) is $10. The RMDs for calendar years 2016 and 2017 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2016 and $8 in each of the two halves of calendar year 2017, then at the time the withdrawal in the first half of calendar year 2017 is taken, the Owner will have withdrawn $15. Because the sum of the Owner's withdrawals for the 2017 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1946, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2016 RMD) until March 30, 2017, he may still take the 2017 RMD before the next Contract Year begins, June 30, 2017 without exposing the GWB and GAWA to the possibility of adverse recalculation. However, if he takes his second RMD (the 2017 RMD) after June 30, 2017, he should wait until the next Contract Year begins (that is after June 30, 2018) to take his third RMD (the 2018 RMD) because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix C, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments. The GWB can never be more than $5 million. See Example 3b in Appendix C to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up. In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “Step-Up”). Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.

With a Step-Up –	The GWB equals Contract Value (subject to a $5 million maximum).
If the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

The first opportunity for a Step-Up is the fifth Contract Anniversary after this GMWB is added to the Contract. Thereafter, a Step-Up is allowed at any time, but there must always be at least five years between Step-Ups. The GWB can never be more than $5 million with a Step-Up. A request for Step-Up is processed and effective on the date received in Good Order. Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death. The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon your death (or the first Owner's death with joint Owners) while the Contract is still in force, this GMWB terminates without value.

Contract Value Is Zero. If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor fund performance and the GWB is greater than zero, the GWB will be paid to you on a periodic basis elected by you, which will be no less frequently than annually, so long as the Contract is still in the accumulation phase. The total annual payment will equal the GAWA, but will not exceed the current GWB. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's (or oldest joint Owner's) attained age at the time the Contract Value is reduced to zero and the GAWA will be equal to the GAWA percentage multiplied by the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA is recalculated, equaling the lesser of:
	●	The GAWA before the payment; Or
	●	The GWB after the payment.

All other rights under your Contract cease and we will no longer accept subsequent premium payments and all optional endorsements are terminated without value. Upon your death as the Owner, no death benefit is payable.

Spousal Continuation. If the Contract is continued by the spouse, the spouse retains all rights previously held by the Owner and therefore may elect to add this GMWB to the Contract within the 30 days prior to any Contract Anniversary following the continuation date of the original Contract's Issue Date. This GMWB would become effective on the Contract Anniversary following receipt of the request in Good Order.

If the spouse continues the Contract and this endorsement already applies to the Contract, the GMWB will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's (or oldest joint Owner's) attained age on the continuation date and the GAWA will be equal to the GAWA percentage multiplied by the GWB. Your spouse may elect to Step-Up on the continuation date. If the Contract is continued under the Special Spousal Continuation Option, the value applicable upon Step-Up is the Contract Value, including any adjustments applied on the continuation date. Any subsequent Step-Up must follow the Step-Up restrictions listed above (Contract Anniversaries will continue to be based on the anniversary of the original Contract's Issue Date).

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 156.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.

•	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;

•	The first date both the GWB and the Contract Value equals zero; or

•	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

On the Latest Income Date, the Owner may choose the following income option instead of one of the other income options listed in the Contract:

Fixed Payment Income Option. This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select. If you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of election of this option and the GAWA will be equal to the GAWA percentage multiplied by the GWB. The GAWA percentage will not change after election of this option.

This income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 49 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 5”). The following description is supplemented by the examples in Appendix C that may assist you in understanding how calculations are made in certain circumstances.

PLEASE NOTE: EFFECTIVE MAY 1, 2011, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

For Owners 80 years old and younger on the Contract's Issue Date, or on the date on which this endorsement is selected if after the Contract's Issue Date, a 5% GMWB With Annual Step-Up may be available, which permits an Owner to make partial withdrawals, prior to the Income Date that, in total, are guaranteed to equal the Guaranteed Withdrawal Balance (GWB) (as defined below), regardless of your Contract Value. The 5% GMWB With Annual Step-Up is not available on a Contract that already has a GMWB (one GMWB only per Contract). We may further limit the availability of this optional endorsement. Once selected, the 5% GMWB With Annual Step-Up cannot be canceled. If you select the 5% GMWB With Annual Step-Up when you purchase your Contract, your premium payment net of any applicable taxes will be used as the basis for determining the GWB. The 5% GMWB With Annual Step-Up may also be selected after the Issue Date within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if your request is in Good Order. If you select the 5% GMWB With Annual Step-Up after the Issue Date, to determine the GWB, we will use your Contract Value on the date the endorsement is added (see Example 1 in Appendix C). The GWB can never be more than $5 million (including upon “step-up”), and the GWB is reduced with each withdrawal you take.

Once the GWB has been determined, we calculate the Guaranteed Annual Withdrawal Amount (GAWA), which is the maximum annual partial withdrawal amount, except for certain tax-qualified Contracts (as explained below). Upon selection, the GAWA is equal to 5% of the GWB. The GAWA will not be reduced if partial withdrawals taken within any one Contract Year do not exceed 5%. However, withdrawals are not cumulative. If you do not take 5% in one Contract Year, you may not take more than 5% the next Contract Year. If you withdraw more than 5%, the guaranteed amount available may be less than the total premium payments and the GAWA will likely be reduced. The GAWA can be divided up and taken on a payment schedule that you request. You can continue to take the GAWA each Contract Year until the GWB has been depleted.

Excess interest adjustments, as applicable, are taken into consideration in calculating the amount of your partial withdrawals pursuant to the 5% GMWB With Annual Step-Up.

Any time a subsequent premium payment is made, we recalculate the GWB and the GAWA. Each time you make a premium payment, the GWB is increased by the amount of the net premium payment. Also, the GAWA will increase by 5% of the net premium payment or 5% of the increase in the GWB, if the maximum GWB is reached. We require prior approval for a subsequent premium payment, however, that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments. See Example 3b in Appendix C to see how the GWB is recalculated when the $5 million maximum is reached.

If the total of your partial withdrawals made in the current Contract Year is greater than the GAWA, we will recalculate your GWB and your GAWA will likely be lower in the future. In other words, withdrawing more than the GAWA in any Contract Year could cause the GWB to be reduced by more than the amount of the withdrawal(s), likely reducing the GAWA, too. Recalculation of the GWB and GAWA may result in reducing or extending the payout period. Examples 4, 5, and 7 in Appendix C illustrate the impact of such withdrawals.

For certain tax-qualified Contracts, this GMWB allows for withdrawals greater than GAWA to meet the Contract's required minimum distributions (RMDs) under the Internal Revenue Code (Code) without compromising the endorsement's guarantees. Examples 4, 5, and 7 in Appendix C supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “Required Minimum Distribution Calculations” below for more information.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the GAWA or RMD, as applicable, the GWB is equal to the greater of:

•	the GWB prior to the partial withdrawal less the partial withdrawal; or

•	zero.

If all your partial withdrawals made in the current Contract Year are less than or equal to the GAWA or RMD, as applicable, the GAWA is the lesser of:

•	the GAWA prior to the partial withdrawal; or

•	the GWB after the partial withdrawal.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract on or after March 31, 2008, the GWB is equal to the greater of:

•
the GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; or

•	zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract on or after March 31, 2008, the GAWA is equal to the lesser of:

•	the GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal, or

•	the GWB after the partial withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•	the total amount of the current partial withdrawal, or

•	the amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract before March 31, 2008, the GWB is equal to the lesser of:

•	the Contract Value after the partial withdrawal; or

•	the greater of the GWB prior to the partial withdrawal less the partial withdrawal or zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract before March 31, 2008, the GAWA is equal to the lesser of:

•	the GAWA prior to the partial withdrawal, or

•	the GWB after the partial withdrawal, or

•	5% of the Contract Value after the partial withdrawal.

Consistent with the explanation above, withdrawals greater than the GAWA or RMD, as applicable, may have a significantly negative impact on the value of this benefit through prematurely reducing the GWB and GAWA and, therefore, cause the benefit to prematurely terminate (see Example 5 in Appendix C). For purposes of all of these calculations, all partial withdrawals are assumed to be the total amount withdrawn, including any excess interest adjustments.

Withdrawals made under the guarantee of this endorsement are considered to be the same as any other partial withdrawals, including systematic withdrawals, for the purposes of calculating any other values under the Contract and any other endorsements. They are subject to the same restrictions and processing rules as described in the Contract. Withdrawals under the guarantee of this endorsement are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 157.

Required Minimum Distribution Calculations. Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Code allows for the taking of RMDs for multiple contracts from a single contract. You, as Owner, are responsible for complying with the Code's RMD requirements. If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges and we will impose those charges, which will be reflected in the confirmation of the transaction. For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center. Our contact information is on the cover page of this prospectus.

Under the Code, RMDs are calculated and taken on a calendar year basis. But with the 5% GMWB With Annual Step-Up, GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the endorsement's guarantees may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of either of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the 2017 Contract Year (ending June 30) is $10. The RMD requirements for calendar years 2016 and 2017 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2016 and $8 in each of the two halves of calendar year 2017, then at the time the withdrawal in the first half of calendar year 2017 is taken, the Owner will have withdrawn $15. Because the sum of the Owner's withdrawals for the 2017 Contract Year is less than the higher RMD requirement for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1946, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2016 RMD) until March 30, 2017, he may still take the 2017 RMD before the next Contract Year begins, June 30, 2017 without exposing the GWB and GAWA to the possibility of adverse recalculation. However, if he takes his second RMD (the 2017 RMD) after June 30, 2017, he should wait until the next Contract Year begins (that is after June 30, 2018) to take his third RMD (the 2018 RMD) because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant specific to tax-qualified Contracts, illustrating the GMWB in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix C, particularly examples 4, 5, and 7. Please consult the representative who helped you purchase your tax-qualified Contract, and your tax adviser, to be sure that the 5% GMWB With Annual Step-Up ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Step-Up. Step-Ups with the 5% GMWB With Annual Step-Up reset your GWB to the greater of Contract Value or the GWB before step-up, and GAWA becomes the greater of 5% of the new GWB or GAWA before step-up. Step-Ups occur automatically upon each of the first 12 Contract Anniversaries from the endorsement's effective date, then on or after the 13th Contract Anniversary, at any time upon your request, so long as there is at least one year between step-ups. Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above. In addition, the GWB can never be more than $5 million with a Step-Up. The request will be processed and effective on the day we receive the request in Good Order. Before deciding to “step-up,” please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Spousal Continuation. If you die before annuitizing a Contract with the 5% GMWB With Annual Step-Up, the Contract's death benefit is still payable when Contract Value is greater than zero. Alternatively, the Contract allows the Beneficiary who is your spouse to continue it, retaining all rights previously held by the Owner. If the spouse continues the Contract and the 5% GMWB With Annual

Step-Up endorsement already applies to the Contract, the 5% GMWB With Annual Step-Up will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation. Step-Ups will continue automatically or as permitted (as described above), and Contract Anniversaries will continue to be based on the anniversary of the Contract's Issue Date. Upon spousal continuation of a Contract without the 5% GMWB With Annual Step-Up, if the 5% GMWB With Annual Step-Up is available at the time, the Beneficiary may request to add this endorsement within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if the request is made in Good Order.

Termination. The 5% GMWB With Annual Step-Up endorsement terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge on the date you annuitize or surrender the Contract. In surrendering the Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under the 5% GMWB With Annual Step-Up. The 5% GMWB With Annual Step-Up also terminates: with the Contract upon your death (unless the beneficiary who is your spouse continues the Contract); upon the first date both the GWB and Contract Value equal zero; or upon conversion, if permitted – whichever occurs first.

Contract Value Is Zero. If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor fund performance and the GWB is greater than zero, the GWB will be paid to you on a periodic basis elected by you, which will be no less frequently than annually, so long as the Contract is still in accumulation phase. The total annual payment will equal the GAWA, but will not exceed the current GWB. The payments continue until the GWB is reduced to zero.

All other rights under your Contract cease and we will no longer accept subsequent premium payments and all optional endorsements are terminated without value. Upon your death as the Owner, your Beneficiary will receive the scheduled payments. No other death benefit will be paid.

Annuitization. If you decide to annuitize your Contract, you may choose the following income option instead of one of the other income options listed in your Contract:

Fixed Payment Income Option. This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select. If you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

This income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 49 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. The purchase of the 5% GMWB With Annual Step-Up may not be appropriate for the Owners of Contracts who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors on this and other matters prior to electing the 5% GMWB With Annual Step-Up.

6% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“AutoGuard 6”). The following description is supplemented by the examples in Appendix C that may assist you in understanding how calculations are made in certain circumstances.

PLEASE NOTE: EFFECTIVE MAY 1, 2011, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

For Owners 80 years old and younger on the Contract's Issue Date, or on the date on which this endorsement is selected if after the Contract's Issue Date, a 6% GMWB With Annual Step-Up may be available, which permits an Owner to make partial withdrawals, prior to the Income Date that, in total, are guaranteed to equal the Guaranteed Withdrawal Balance (GWB)(as defined below), regardless of your Contract Value. The 6% GMWB With Annual Step-Up is not available on a Contract that already has a GMWB (one GMWB only per Contract). We may further limit the availability of this optional endorsement. Once selected, the 6% GMWB With Annual Step-Up cannot be canceled. If you select the 6% GMWB With Annual Step-Up when you purchase your

Contract, your premium payment net of any applicable taxes will be used as the basis for determining the GWB. The 6% GMWB With Annual Step-Up may also be selected after the Issue Date within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if your request is in Good Order. If you select the 6% GMWB With Annual Step-Up after the Issue Date, to determine the GWB, we will use your Contract Value on the date the endorsement is added (see Example 1 in Appendix C). The GWB can never be more than $5 million (including upon “step-up”), and the GWB is reduced with each withdrawal you take.

Once the GWB has been determined, we calculate the Guaranteed Annual Withdrawal Amount (GAWA), which is the maximum annual partial withdrawal amount, except for certain tax-qualified Contracts (as explained below). Upon selection, the GAWA is equal to 6% of the GWB. The GAWA will not be reduced if partial withdrawals taken within any one Contract Year do not exceed 6%. However, withdrawals are not cumulative. If you do not take 6% in one Contract Year, you may not take more than 6% the next Contract Year. If you withdraw more than 6%, the guaranteed amount available may be less than the total premium payments and the GAWA will likely be reduced. The GAWA can be divided up and taken on a payment schedule that you request. You can continue to take the GAWA each Contract Year until the GWB has been depleted.

Excess interest adjustments, as applicable, are taken into consideration in calculating the amount of your partial withdrawals pursuant to the 6% GMWB With Annual Step-Up.

Any time a subsequent premium payment is made, we recalculate the GWB and the GAWA. Each time you make a premium payment, the GWB is increased by the amount of the net premium payment. Also, the GAWA will increase by 6% of the net premium payment or 6% of the increase in the GWB, if the maximum GWB is reached. We require prior approval for a subsequent premium payment, however, that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments. See Example 3b in Appendix C to see how the GWB is recalculated when the $5 million maximum is reached.

If the total of your partial withdrawals made in the current Contract Year is greater than the GAWA, we will recalculate your GWB and your GAWA will likely be lower in the future. In other words, withdrawing more than the GAWA in any Contract Year could cause the GWB to be reduced by more than the amount of the withdrawal(s), likely reducing the GAWA, too. Recalculation of the GWB and GAWA may result in reducing or extending the payout period. Examples 4, 5, and 7 in Appendix C illustrate the impact of such withdrawals.

For certain tax-qualified Contracts, this GMWB allows for withdrawals greater than GAWA to meet the Contract's required minimum distributions (RMDs) under the Internal Revenue Code (Code) without compromising the endorsement's guarantees. Examples 4, 5, and 7 in Appendix C supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “Required Minimum Distribution Calculations” below for more information.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the GAWA or RMD, as applicable, the GWB is equal to the greater of:

•	the GWB prior to the partial withdrawal less the partial withdrawal; or

•	zero.

If all your partial withdrawals made in the current Contract Year are less than or equal to the GAWA or RMD, as applicable, the GAWA is the lesser of:

•	the GAWA prior to the partial withdrawal; or

•	the GWB after the partial withdrawal.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract on or after March 31, 2008, the GWB is equal to the greater of:

•
the GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; or

•	zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract on or after March 31, 2008, the GAWA is equal to the lesser of:

•	the GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal, or

•	the GWB after the partial withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•	the total amount of the current partial withdrawal, or

•	the amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your Contract before March 31, 2008, the GWB is equal to the lesser of:

•	the Contract Value after the partial withdrawal; or

•	the greater of the GWB prior to the partial withdrawal less the partial withdrawal or zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA or RMD, as applicable, and this endorsement was added to your contract before March 31, 2008, the GAWA is equal to the lesser of:

•	the GAWA prior to the partial withdrawal, or

•	the GWB after the partial withdrawal, or

•	6% of the Contract Value after the partial withdrawal.

Consistent with the explanation above, withdrawals greater than the GAWA or RMD, as applicable, may have a significantly negative impact on the value of this benefit through prematurely reducing the GWB and GAWA and, therefore, cause the benefit to prematurely terminate (see Example 5 in Appendix C). For purposes of all of these calculations, all partial withdrawals are assumed to be the total amount withdrawn, including any excess interest adjustments.

Withdrawals made under the guarantee of this endorsement are considered to be the same as any other partial withdrawals, including systematic withdrawals, for the purposes of calculating any other values under the Contract and any other endorsements. They are subject to the same restrictions and processing rules as described in the Contract. Withdrawals under the guarantee of this endorsement are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 157.

Required Minimum Distribution Calculations. Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Code allows for the taking of RMDs for multiple contracts from a single contract. You, as Owner, are responsible for complying with the Code's RMD requirements. If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges and we will impose those charges, which will be reflected in the confirmation of the transaction. For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center. Our contact information is on the cover page of this prospectus.

Under the Code, RMDs are calculated and taken on a calendar year basis. But with the 6% GMWB With Annual Step-Up, GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the endorsement's guarantees may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of either of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the 2017 Contract Year (ending June 30) is $10. The RMD requirements for calendar years 2016 and 2017 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2016 and $8 in each of the two halves of calendar year 2017, then at the time the withdrawal in the first half of calendar year 2017 is taken, the Owner will have withdrawn $15. Because the sum of the Owner's withdrawals for the 2017 Contract Year is less than the higher RMD requirement for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1946, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2016 RMD) until March 30, 2017, he may still take the 2017 RMD before the next Contract Year begins, June 30, 2017 without exposing the GWB and GAWA to the possibility of adverse recalculation. However, if he takes his second RMD (the 2017 RMD) after June 30, 2017, he should wait until the next Contract Year begins (that is after June 30, 2018) to take his third RMD (the 2018 RMD) because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant specific to tax-qualified Contracts, illustrating the GMWB in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix C, particularly examples 4, 5, and 7. Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that the 6% GMWB With Annual Step-Up ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Step-Up. Step-Ups with the 6% GMWB With Annual Step-Up reset your GWB to the greater of Contract Value or the GWB before step-up, and GAWA becomes the greater of 6% of the new GWB or GAWA before step-up. Step-Ups occur automatically upon each of the first 12 Contract Anniversaries from the endorsement's effective date, then on or after the 13th Contract Anniversary, at any time upon your request, so long as there is at least one year between step-ups. Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above. In addition, the GWB can never be more than $5 million with a Step-Up. The request will be processed and effective on the day we receive the request in Good Order. Before deciding to “step-up,” please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Spousal Continuation. If you die before annuitizing a Contract with the 6% GMWB With Annual Step-Up, the Contract's death benefit is still payable when Contract Value is greater than zero. Alternatively, the Contract allows the Beneficiary who is your spouse to continue it, retaining all rights previously held by the Owner. If the spouse continues the Contract and the 6% GMWB With Annual Step-Up endorsement already applies to the Contract, the 6% GMWB With Annual Step-Up will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation. Step-Ups will continue automatically or as permitted (as described above), and Contract Anniversaries will continue to be based on the anniversary of the original Contract's Issue Date. Upon spousal continuation of a Contract without the 6% GMWB With Annual Step-Up, if the 6% GMWB With Annual Step-Up is available at the time, the Beneficiary may request to add this endorsement within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if the request is made in Good Order.

Termination. The 6% GMWB With Annual Step-Up endorsement terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge on the date you annuitize or surrender the Contract. In surrendering the Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under the 6% GMWB With Annual Step-Up. The 6% GMWB With Annual Step-Up also terminates: with the Contract upon your death (unless the beneficiary who is your spouse continues the Contract); upon the first date both the GWB and Contract Value equal zero; or upon conversion, if permitted – whichever occurs first.

Contract Value Is Zero. If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor fund performance and the GWB is greater than zero, the GWB will be paid automatically to you on a periodic basis elected by you, which will be no less frequently than annually, so long as the Contract is still in the accumulation phase. The total annual payment will equal the GAWA, but will not exceed the current GWB. The payments continue until the GWB is reduced to zero.

All other rights under your Contract cease and we will no longer accept subsequent premium payments and all optional endorsements are terminated without value. Upon your death as the Owner, your Beneficiary will receive the scheduled payments. No other death benefit will be paid.

Annuitization. If you decide to annuitize your Contract, you may choose the following income option instead of one of the other income options listed in your Contract:

Fixed Payment Income Option. This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select. If you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

This income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 49 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. The purchase of the 6% GMWB With Annual Step-Up may not be appropriate for the Owners of Contracts who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors on this and other matters prior to electing the 6% GMWB With Annual Step-Up.

5% Guaranteed Minimum Withdrawal Benefit Without Step-Up (“MarketGuard 5”). The following description is supplemented by some examples in Appendix C that may assist you in understanding how calculations are made in certain circumstances.

PLEASE NOTE: EFFECTIVE OCTOBER 6, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

For Owners 80 years old and younger on the Contract's Issue Date, or on the date on which this endorsement is selected if after the Contract's Issue Date, a 5% GMWB without Step-Up may be available, which permits an Owner to make partial withdrawals, prior to the Income Date that, in total, are guaranteed to equal the Guaranteed Withdrawal Balance (GWB)(as defined below), regardless of your Contract Value. The 5% GMWB without Step-Up is not available on a Contract that already has a GMWB (one GMWB only per Contract). We may further limit the availability of this optional endorsement. Once selected, the 5% GMWB without Step-Up cannot be canceled. If you select the 5% GMWB without Step-Up when you purchase your Contract, your premium payment net of any applicable taxes will be used as the basis for determining the GWB. The 5% GMWB without Step-Up may also be selected after the Issue Date within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if your request is in Good Order. If you select the 5% GMWB without Step-Up after the Issue Date, to determine the GWB, we will use your Contract Value on the date the endorsement is added (see Example 1 in Appendix C). The GWB can never be more than $5 million, and the GWB is reduced with each withdrawal you take.

Once the GWB has been determined, we calculate the Guaranteed Annual Withdrawal Amount (GAWA), which is the maximum annual partial withdrawal amount, except for certain tax-qualified Contracts (see below). Upon selection, the GAWA is equal to 5% of the GWB. The GAWA will not be reduced if partial withdrawals taken within any one Contract Year do not exceed 5%. However, withdrawals are not cumulative. If you do not take 5% in one Contract Year, you may not take more than 5% the next Contract Year. If you withdraw more than 5%, the guaranteed amount available may be less than the total premium payments and the GAWA may be reduced. The GAWA can be divided up and taken on a payment schedule that you request. You can continue to take the GAWA each Contract Year until the GWB has been depleted.

Excess interest adjustments, as applicable, are taken into consideration in calculating the amount of your partial withdrawals pursuant to the 5% GMWB without Step-Up.

Any time a subsequent premium payment is made, we recalculate the GWB and the GAWA. Each time you make a premium payment, the GWB is increased by the amount of the net premium payment. Also, the GAWA will increase by 5% of the net premium payment or 5% of the increase in the GWB, if the maximum GWB is reached. We require prior approval for a subsequent premium payment, however, that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments. See Example 3b in Appendix C to see how the GWB is recalculated when the $5 million maximum is reached.

If the total of your partial withdrawals made in the current Contract Year is greater than the GAWA, we will recalculate your GWB and your GAWA may be lower in the future. In other words, withdrawing more than the GAWA in any Contract Year could cause the GWB to be reduced by more than the amount of the withdrawal(s) and even reset to the then current Contract Value, likely reducing the GAWA, too. Recalculation of the GWB and GAWA may result in reducing or extending the payout period. Examples 4, 5, and 7 in Appendix C illustrate the impact of such withdrawals.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is less than or equal to the GAWA, the GWB is equal to the greater of:

•	the GWB prior to the partial withdrawal less the partial withdrawal; or

•	zero.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA, the GWB is equal to the lesser of:

•	the Contract Value after the partial withdrawal; or

•	the greater of the GWB prior to the partial withdrawal less the partial withdrawal or zero.

If all your partial withdrawals made in the current Contract Year are less than or equal to the GAWA, the GAWA is the lesser of:

•	the GAWA prior to the partial withdrawal; or

•	the GWB after the partial withdrawal.

If the partial withdrawal plus all prior partial withdrawals made in the current Contract Year is greater than the GAWA, the GAWA is equal to the lesser of:

•	the GAWA prior to the partial withdrawal; or

•	the GWB after the partial withdrawal; or

•	5% of the Contract Value after the partial withdrawal.

Consistent with the explanation above, withdrawals greater than the GAWA or RMD, as applicable, may have a significantly negative impact on the value of this benefit through prematurely reducing the GWB and GAWA and, therefore, cause the benefit to prematurely terminate (see Example 5 in Appendix C). For purposes of these calculations, all partial withdrawals are assumed to be the total amount withdrawn, including any excess interest adjustments.

Withdrawals made under the guarantee of this endorsement are considered to be the same as any other partial withdrawals, including systematic withdrawals, for the purposes of calculating any other values under the Contract and any other endorsements. They are subject to the same restrictions and processing rules as described in the Contract. Withdrawals under the guarantee of this endorsement are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 157.

For certain tax-qualified Contracts, the 5% GMWB without Step-Up allows for withdrawals greater than GAWA to meet the RMD under the Internal Revenue Code (Code) without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix C supplement this description.

Required Minimum Distribution Calculations. Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Code allows for the taking of RMDs for multiple contracts from a single contract. You, as Owner, are responsible for complying with the Code's RMD requirements. If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges and we will impose those charges, which will be reflected in the confirmation of the transaction. For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center. Our contact information is on the cover page of this prospectus.

Under the Code, RMDs are calculated and taken on a calendar year basis. But with the 5% GMWB Without Step-Up, GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the endorsement's guarantees may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of either of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the 2017 Contract Year (ending June 30) is $10. The RMD requirements for calendar years 2016 and 2017 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2016 and $8 in each of the two halves of calendar year 2017, then at the time the withdrawal in the first half of calendar year 2017 is taken, the Owner will have withdrawn $15. Because the sum of the Owner's withdrawals for the 2017 Contract Year is less than the higher RMD requirement for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1946, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2016 RMD) until March 30, 2017, he may still take the 2017 RMD before the next Contract Year begins, June 30, 2017 without exposing the GWB and GAWA to the possibility of adverse recalculation. However, if he takes his second RMD (the 2017 RMD) after June 30, 2017, he should wait until the next Contract Year begins (that is after June 30, 2018) to take his third RMD (the 2018 RMD) because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant specific to tax-qualified Contracts, illustrating the GMWB in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix C, particularly examples 4, 5, and 7. Please consult the representative who helped you purchase your tax-qualified Contract, and your tax adviser, to be sure that the 5% GMWB Without Step-Up ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Spousal Continuation. If you die before annuitizing a Contract with the 5% GMWB without Step-Up, the Contract's death benefit is still payable when Contract Value is greater than zero. Alternatively, the Contract allows the Beneficiary who is your spouse to continue it, retaining all rights previously held by the Owner. If the spouse continues the Contract and the 5% GMWB without Step-Up endorsement already applies to the Contract, the 5% GMWB without Step-Up will continue and no adjustment will be made to the GWB or the GAWA at the time of continuation. Contract Anniversaries will continue to be based on the anniversary of the original Contract's Issue Date. Upon spousal continuation of a Contract without the 5% GMWB without Step-Up, if the 5% GMWB without Step-Up is available at the time, the Beneficiary may request to add this endorsement within 30 days before any Contract Anniversary, and the endorsement will take effect on the Contract Anniversary if the request is made in Good Order.

Termination. The 5% GMWB without Step-Up endorsement terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge on the date you annuitize or surrender the Contract. In surrendering the Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under the 5% GMWB without Step-Up. The 5% GMWB Without Step-Up also terminates: with the Contract upon your death (unless the beneficiary who is your spouse continues the Contract); upon the first date both the GWB and Contract Value equal zero; or upon conversion, if permitted – whichever occurs first.

Contract Value Is Zero. If your Contract Value is reduced to zero as the result of a partial withdrawal, contract charges or poor fund performance and the GWB is greater than zero, the GWB will be paid to you on a periodic basis elected by you, which will be no less frequently than annually, so long as the Contract is still in the accumulation phase. The total annual payment will equal the GAWA, but will not exceed the current GWB. The payments continue until the GWB is reduced to zero.

All other rights under your Contract cease and we will no longer accept subsequent premium payments and all optional endorsements are terminated without value. Upon your death as the Owner, your Beneficiary will receive the scheduled payments. No other death benefit will be paid.

Annuitization. If you decide to annuitize your Contract, you may choose the following income option instead of one of the other income options listed in your Contract:

Fixed Payment Income Option. This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that you select. If you should die (assuming you are the Owner) before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

This income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the Annuitant at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 49 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. The purchase of the 5% GMWB without Step-Up may not be appropriate for the Owners of Contracts who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors on this and other matters prior to electing the 5% GMWB without Step-Up.

5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus And Annual Step-Up (“LifeGuard Advantage”). The following description of this GMWB is supplemented by the examples in Appendix C, particularly examples 6 and 7 for the Step-Ups, example 8 for the bonus and example 9 for the For Life guarantees.

PLEASE NOTE: EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

•	The Owner's life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the first Owner to die with joint Owners. For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Owner's 65th birthday (or with joint Owners, the oldest Owner's 65th birthday). If the Owner (or oldest Owner) is 65 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.
Or

•	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

•
With this GMWB, we offer a bonus on the GWB; you may be able to receive a credit to the GWB for a limited time (see box below, and the paragraph preceding it at the end of this section, for more information).

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB. But PLEASE NOTE: The guarantees of this GMWB, including any bonus opportunity, are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who helped you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 45 to 80 years old (proof of age is required); may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB. At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract). We allow ownership changes of a Contract with this GMWB when the Owner is a legal entity – to another legal entity or the Annuitant. In certain circumstances, we may permit the elimination of a joint Owner in the event of divorce. Otherwise, ownership changes are not allowed. Also, when the Owner is a legal entity, charges will be determined based on the age of the Annuitant and changing Annuitants is not allowed. Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.
The GAWA equals 5% of the GWB.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value.
The GAWA equals 5% of the GWB.

PLEASE NOTE: At the time the For Life Guarantee becomes effective, the GAWA is reset to equal 5% of the then current GWB.

Premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value on that date. (See Example 1 in Appendix C.) The GWB can never be more than $5 million (including upon Step-Up), and the GWB is reduced by each withdrawal.

Withdrawals. Withdrawals may cause both the GWB and GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). The two tables below clarify what happens in either instance. (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. There is no RMD for non-qualified Contracts.) In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee. See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMDs without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix C supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable–	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix C). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount – even set equal to the Contract Value. The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the lesser of:
	●	Contract Value after the withdrawal; Or
	●	The greater of the GWB before the withdrawal less the withdrawal, or zero.
The GAWA is recalculated, equaling the lesser of:
	●	5% of the Contract Value after the withdrawal; Or
	●	The greater of 5% of the GWB after the withdrawal, or zero.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any charges and/or adjustments. Any withdrawals from Contract Value allocated to a guaranteed fixed account option may be subject to an excess interest adjustment.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements. All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts and withdrawals of asset allocation and advisory fees. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 157.

RMD NOTES: Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract. You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements. If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges and we will impose those charges, which will be reflected in the confirmation of the transaction. For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center. Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. But with this GMWB, the GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the 2017 Contract Year (ending June 30) is $10. The RMDs for calendar years 2016 and 2017 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2016 and $8 in each of the two halves of calendar year 2017, then at the time the withdrawal in the first half of calendar year 2017 is taken, the Owner will have withdrawn $15. Because the sum of the Owner's withdrawals for the 2017 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1946, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2016 RMD) until March 30, 2017, he may still take the 2017 RMD before the next Contract Year begins, June 30, 2017 without exposing the GWB and GAWA to the possibility of adverse recalculation. However, if he takes his second RMD (the 2017 RMD) after June 30, 2017, he should wait until the next Contract Year begins (that is after June 30, 2018) to take his third RMD (the 2018 RMD) because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix C, particularly examples 4, 5, and 7.  Please consult the representative who helped you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
The GAWA is also recalculated, increasing by:
	●	5% of the premium net of any applicable premium taxes; Or
	●	5% of the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments. The GWB can never be more than $5 million. See Example 3b in Appendix C to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up. In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “Step-Up”). Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.

With a Step-Up –	The GWB equals Contract Value.
The GAWA is recalculated, equaling the greater of:
	●	5% of the new GWB; Or
	●	The GAWA before the Step-Up.

Step-Ups occur automatically upon each of the first ten Contract Anniversaries from the endorsement's effective date. Thereafter, a Step-Up is allowed at any time upon your request, so long as there is at least one year between Step-Ups. The GWB can never be more than $5 million with a Step-Up. A request for Step-Up is processed and effective on the date received in Good Order. Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death. The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon your death (or the first Owner's death with joint Owners), this GMWB terminates without value.

Contract Value Is Zero. With this GMWB, in the event Contract Value is zero, the GAWA is unchanged and payable so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. Otherwise, payments will be made while there is value to the GWB (until depleted), so long as the Contract is still in the accumulation phase. Payments are made on the periodic basis you elect, but no less frequently than annually.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

If you die before all scheduled payments are made, then your Beneficiary will receive the remainder. All other rights under your Contract cease, except for the right to change Beneficiaries. No subsequent premium payments will be accepted. All optional endorsements terminate without value. And no other death benefit is payable.

Spousal Continuation. In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

•
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

◦	Upon the Owner's death, the For Life Guarantee is void.

◦	Only the GWB is payable while there is value to it (until depleted).

◦	Step-Ups will continue automatically or as permitted; otherwise, the above rules for Step-Ups apply.

◦	Contract Anniversaries will continue to be based on the Contract's Issue Date.

•	Continue the Contract without this GMWB (GMWB is terminated).

•
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – whether or not the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 156.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

•	Conversion of this GMWB (if conversion is permitted);

•	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;

•	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or

•	The date all obligations under this GMWB are satisfied after the Contract Value is zero.
Annuitization.
Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first). The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.
The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 49 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus. The description of the bonus feature is supplemented by the examples in Appendix C, particularly example 8. The bonus is an incentive for you not to utilize this GMWB (take withdrawals) during a limited period of time, subject to conditions and limitations, allowing the GWB and GAWA to increase (even in a down market relative to your Contract Value allocated to any Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. The bonus is a percentage of a sum called the Bonus Base (defined below). The box below has more information about the bonus, including:

•	How the bonus is calculated;

•	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;

•	For how long the bonus is available; and

•	When and what happens when the bonus is applied to the GWB.

The bonus equals 6% (5% if this GMWB is added to the Contract prior to April 30, 2007) and is based on a sum that may vary after this GMWB is added to the Contract (the “Bonus Base”), as described immediately below.

●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; and withdrawals of asset allocation and advisory fees.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium net of any applicable premium taxes.
●	With any Step-Up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The Bonus is available for a limited time (the “Bonus Period”). The Bonus Period runs from the date this GMWB is added to the Contract through the earliest of:
●	The tenth Contract Anniversary after the effective date of the endorsement;
●	The Contract Anniversary on or immediately following the Owner's (if joint Owners, the oldest Owner's) 81st birthday; or
●	The date Contract Value is zero.
Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 6% (5% if this GMWB is added to the Contract prior to April 30, 2007) of the Bonus Base.
●	The GAWA is then recalculated, equaling the greater of 5% of the new GWB and the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base.

For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent”). The following description of this GMWB is supplemented by the examples in Appendix C, particularly example 2 for the varying benefit percentage and examples 6 and 7 for the Step-Ups.

PLEASE NOTE: EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

•	The Owner's life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the first Owner to die with joint Owners. There are also other GMWB options for joint owners that are spouses, as described below.

For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective when this GMWB is added to the Contract.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

Or

•	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB. But PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who helped you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 45 to 85 years old (proof of age is required); may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB. At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract). We allow ownership changes of a Contract with this GMWB when the Owner is a legal entity – to another legal entity or the Annuitant. In certain circumstances, we may permit the elimination of a joint Owner in the event of divorce. Otherwise, ownership changes are not allowed. When the Owner is a legal entity, changing Annuitants is not allowed. Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

The For Life Guarantee becomes effective on the Contract Issue Date.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value.
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

The For Life Guarantee becomes effective on the Contract Anniversary on which the endorsement is added.

Premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value on that date. (See Example 1 in Appendix C.) The GWB can never be more than $5 million (including upon Step-Up), and the GWB is reduced by each withdrawal.

PLEASE NOTE: Upon the Owner's death, the For Life Guarantee is void. However, this GMWB might be continued by a spousal Beneficiary without the For Life Guarantee. Please see the “Spousal Continuation” subsection below for more information.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal. The GAWA percentage varies according to age group and is determined based on the Owner's attained age at the time of the first withdrawal. If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner. (In the examples in Appendix C and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.) The GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 59	4%
60 – 74	5%
75 – 84	6%
85+	7%

Withdrawals cause the GWB to be recalculated. Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). The two tables below clarify what happens in either instance. RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. (There is no RMD for non-qualified Contracts.)

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix C supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix C). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount – even set equal to the Contract Value. The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the lesser of:
	●	Contract Value after the withdrawal; Or
	●	The greater of the GWB before the withdrawal less the withdrawal, or zero.
The GAWA is recalculated, equaling the lesser of:
	●	The GAWA percentage multiplied by the Contract Value after the withdrawal; Or
	●	The GAWA percentage multiplied by the GWB after the withdrawal.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any charges and/or adjustments. Any withdrawals from Contract Value allocated to a guaranteed fixed account option may be subject to an excess interest adjustment.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements. All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts and withdrawals of asset allocation and advisory fees. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 157.

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. Any future GAWA percentage recalculation will be based on the correct age. If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES: Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract. You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements. If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges and we will impose those charges, which will be reflected in the confirmation of the transaction. For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center. Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. But with this GMWB, the GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the 2017 Contract Year (ending June 30) is $10. The RMDs for calendar years 2016 and 2017 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2016 and $8 in each of the two halves of calendar year 2017, then at the time the withdrawal in the first half of calendar year 2017 is taken, the Owner will have withdrawn $15. Because the sum of the Owner's withdrawals for the 2017 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1946, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2016 RMD) until March 30, 2017, he may still take the 2017 RMD before the next Contract Year begins, June 30, 2017 without exposing the GWB and GAWA to the possibility of adverse recalculation. However, if he takes his second RMD (the 2017 RMD) after June 30, 2017, he should wait until the next Contract Year begins (that is after June 30, 2018) to take his third RMD (the 2018 RMD) because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix C, particularly examples 4, 5, and 7.  Please consult the representative who helped you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments. The GWB can never be more than $5 million. See Example 3b in Appendix C to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up. In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “Step-Up”). Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.

In addition to an increase in the GWB, a Step-Up allows for a potential increase in the GAWA percentage in the event that the Step-Up occurs after the first withdrawal. The value used to determine whether the GAWA percentage will increase upon Step-Up is called the Benefit Determination Base (BDB). The BDB equals initial premium net of any applicable premium taxes, if this GMWB is elected at issue, or the Contract Value on the Contract Anniversary on which the endorsement is added, if elected after issue. Withdrawals do not affect the BDB. Subsequent premium payments increase the BDB by the amount of the premium net of any applicable premium taxes. In addition, unlike the GWB, the BDB is not subject to any maximum amount. Therefore, it is possible for the BDB to be more than $5 million.

With a Step-Up –	The GWB equals Contract Value (subject to a $5 million maximum).
If the Contract Value is greater than the BDB prior to the Step-Up then the BDB is set to equal the Contract Value (not subject to any maximum amount); and, if the Step-Up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the Owner.

	●	If there are joint Owners, the GAWA percentage is recalculated based on the oldest joint Owner.
	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation.
If the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value but do not affect the BDB. In the event of withdrawals, the BDB remains unchanged. Therefore, because the Contract Value must be greater than the BDB prior to Step-Up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Step-Ups occur automatically upon each of the first ten Contract Anniversaries from the endorsement's effective date. Thereafter, a Step-Up is allowed at any time upon your request, so long as there is at least one year between Step-Ups. The GWB can never be more than $5 million with a Step-Up. However, automatic Step-Ups still occur and elected Step-Ups are still permitted even when the GWB is at the maximum of $5 million if the Contract Value is greater than the BDB and the GAWA percentage would increase. A request for Step-Up is processed and effective on the date received in Good Order. Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death. The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon your death (or the first Owner's death with joint Owners) while the Contract is still in force, this GMWB terminates without value.

Contract Value Is Zero. With this GMWB, in the event Contract Value is zero, the GAWA is unchanged and payable so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. Otherwise, payments will be made while there is value to the GWB (until depleted), so long as the Contract is still in the accumulation phase. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's (or oldest joint Owner's) attained age at the time the Contract Value falls to zero.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

Payments are made on the periodic basis you elect, but no less frequently than annually. If you die before all scheduled payments are made, then your Beneficiary will receive the remainder. All other rights under your Contract cease, except for the right to change Beneficiaries. No subsequent premium payments will be accepted. All optional endorsements terminate without value. And no other death benefit is payable.

Spousal Continuation. In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

•
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

◦	Upon the Owner's death, the For Life Guarantee is void.

◦	Only the GWB is payable while there is value to it (until depleted).

◦	Step-Ups will continue automatically or as permitted; otherwise, the above rules for Step-Ups apply.

◦	Contract Anniversaries will continue to be based on the Contract's Issue Date.

◦
If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of death. The GAWA percentage will not change on future Step-Ups, even if the Contract Value exceeds the BDB.

◦
The Latest Income Date is based on the age of the surviving spouse. Please refer to “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

•	Continue the Contract without this GMWB (GMWB is terminated).

•
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – whether or not the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 156.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

•	Conversion of this GMWB (if conversion is permitted);

•	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;

•	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or

•	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first). The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of election of this option. The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 49 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up (“LifeGuard Ascent With Joint Option”). The description of this GMWB is supplemented by the examples in Appendix C, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the Step-Ups and example 10 for the For Life guarantees.

PLEASE NOTE: EFFECTIVE MARCH 31, 2008, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The election of this GMWB under a non-qualified Contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a “Covered Life.”

The Owners cannot be subsequently changed and new Owners cannot be added. Upon death of either joint Owner, the surviving joint Owner will be treated as the primary Beneficiary and all other Beneficiaries will be treated as contingent Beneficiaries. The For Life Guarantee will not apply to these contingent Beneficiaries, as they are not Covered Lives.

This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial owners, and the For Life Guarantee is based on the Annuitant's life who dies last.

Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person. Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary Beneficiary to be spouses (as defined in the Internal Revenue Code). The Owner and only the primary spousal Beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

In certain circumstances we may permit the elimination of a joint Owner Covered Life or primary spousal Beneficiary Covered Life in the event of divorce. In such cases, new Covered Lives may not be named.

For tax-qualified Contracts, the Owner and primary spousal Beneficiary cannot be changed while both are living. If the Owner dies first, the primary spousal Beneficiary will become the Owner upon Spousal Continuation and he or she may name a Beneficiary; however, that Beneficiary is not considered a Covered Life. Likewise, if the primary spousal Beneficiary dies first, the Owner may name a new Beneficiary; however, that Beneficiary is also not considered a Covered Life and consequently the For Life Guarantee will not apply to the new Beneficiary.

For both non-qualified and tax-qualified Contracts, this GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

•	The lifetime of the last surviving Covered Life if the For Life Guarantee is in effect;

The For Life Guarantee becomes effective when this GMWB is added to the Contract.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

Or

•	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB. But PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who helped you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Covered Lives 45 to 85 years old (proof of age is required and both Covered Lives must be within the eligible age range). This GMWB may be added to a Contract on the Issue Date or on any Contract Anniversary and cannot be canceled except by a spousal Beneficiary who is not a Covered Life, who, upon the Owner's death, may elect to continue the Contract without the GMWB. To continue joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of Spousal Continuation. Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner.

At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract). Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.
The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

The For Life Guarantee becomes effective on the Contract Issue Date.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value.
The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

The For Life Guarantee becomes effective on the Contract Anniversary on which the endorsement is added.

Premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value on that date. (See Example 1 in Appendix C.) The GWB can never be more than $5 million (including upon Step-Up), and the GWB is reduced by each withdrawal.

PLEASE NOTE: Upon the Owner's death, the For Life Guarantee is void unless this GMWB is continued by a spousal beneficiary who is a Covered Life. However, it is possible for this GMWB to be continued without the For Life Guarantee by a spousal Beneficiary who is not a Covered Life. Please see the “Spousal Continuation” subsection below for more information.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal. The GAWA percentage varies according to age group and is determined based on the youngest Covered Life's attained age at the time of the first withdrawal. (In the examples in Appendix C and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.) The GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 59	4%
60 – 74	5%
75 – 84	6%
85+	7%

Withdrawals cause the GWB to be recalculated. Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). The two tables below clarify what happens in either instance. RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. (There is no RMD for non-qualified Contracts.)

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix C supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix C). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount – even set equal to the Contract Value. The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the lesser of:
	●	Contract Value after the withdrawal; Or
	●	The greater of the GWB before the withdrawal less the withdrawal, or zero.
The GAWA is recalculated, equaling the lesser of:
	●	The GAWA percentage multiplied by the Contract Value after the withdrawal; Or
	●	The GAWA percentage multiplied by the GWB after the withdrawal.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any charges and/or adjustments. Any withdrawals from Contract Value allocated to a guaranteed fixed account option may be subject to an excess interest adjustment.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements. All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts and withdrawals of asset allocation and advisory fees. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 157.

If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. Any future GAWA percentage recalculation will be based on the correct age. If the age at election of either Covered Life falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES: Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract. You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements. If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges and we will impose those charges, which will be reflected in the confirmation of the transaction. For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center. Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. But with this GMWB, the GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the 2017 Contract Year (ending June 30) is $10. The RMDs for calendar years 2016 and 2017 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2016 and $8 in each of the two halves of calendar year 2017, then at the time the withdrawal in the first half of calendar year 2017 is taken, the Owner will have withdrawn $15. Because the sum of the Owner's withdrawals for the 2017 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1946, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2016 RMD) until March 30, 2017, he may still take the 2017 RMD before the next Contract Year begins, June 30, 2017 without exposing the GWB and GAWA to the possibility of adverse recalculation. However, if he takes his second RMD (the 2017 RMD) after June 30, 2017, he should wait until the next Contract Year begins (that is after June 30, 2018) to take his third RMD (the 2018 RMD) because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix C, particularly examples 4, 5, and 7.  Please consult the representative who helped you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments. The GWB can never be more than $5 million. See Example 3b in Appendix C to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up. In the event Contract Value is greater than the GWB, this GMWB allows the GWB to be reset to the Contract Value (a “Step-Up”). Upon election of a Step-Up, the GMWB charge may be increased, subject to the maximum charges listed above.

In addition to an increase in the GWB, a Step-Up allows for a potential increase in the GAWA percentage in the event that the Step-Up occurs after the first withdrawal. The value used to determine whether the GAWA percentage will increase upon Step-Up is called the Benefit Determination Base (BDB). The BDB equals initial premium net of any applicable premium taxes, if this GMWB is elected at issue, or the Contract Value on the Contract Anniversary on which the endorsement is added, if elected after issue. Withdrawals do not affect the BDB. Subsequent premium payments increase the BDB by the amount of the premium net of any applicable premium taxes. In addition, unlike the GWB, the BDB is not subject to any maximum amount. Therefore, it is possible for the BDB to be more than $5 million.

With a Step-Up –	The GWB equals Contract Value (subject to a $5 million maximum).
If the Contract Value is greater than the BDB prior to the Step-Up then the BDB is set to equal the Contract Value (not subject to any maximum amount); and, if the Step-Up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the youngest Covered Life.

	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation if the spouse electing Spousal Continuation is not a Covered Life.
If the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value but do not affect the BDB. In the event of withdrawals, the BDB remains unchanged. Therefore, because the Contract Value must be greater than the BDB prior to Step-Up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Step-Ups occur automatically upon each of the first ten Contract Anniversaries from the endorsement's effective date. Thereafter, a Step-Up is allowed at any time upon your request, so long as there is at least one year between Step-Ups. The GWB can never be more than $5 million with a Step-Up. However, automatic Step-Ups still occur and elected Step-Ups are still permitted even when the GWB is at the maximum of $5 million if the Contract Value is greater than the BDB and the GAWA percentage would increase. A request for Step-Up is processed and effective on the date received in Good Order. Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon election of a Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death. The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon the death of the sole Owner of a qualified Contract or the death of either joint Owner of a non-qualified Contract while the Contract is still in force, this GMWB terminates without value. Please see the information beginning on page 87 regarding the required ownership and beneficiary structure under both qualified and non-qualified Contracts when selecting the Joint For Life GMWB With Annual Step-Up benefit.

Contract Value Is Zero. With this GMWB, in the event Contract Value is zero, the GAWA is unchanged and payable so long as the For Life Guarantee is in effect, at least one Covered Life remains alive and the Contract is still in the accumulation phase. Otherwise, payments will be made while there is value to the GWB (until depleted), so long as the contract is still in the accumulation phase. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the youngest Covered Life's attained age at the time the Contract Value falls to zero.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

Payments are made on the periodic basis you elect, but not less frequently than annually. If you die before all scheduled payments are made, then your Beneficiary will receive the remainder of the GWB in the form of continuing scheduled payments. All other rights under your Contract cease, except for the right to change Beneficiaries. No subsequent premium payments will be accepted. All optional endorsements terminate without value. And no other death benefit is payable.

Spousal Continuation. In the event of the Owner's (or either joint Owner's) death, the surviving spousal beneficiary may elect to:

•
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

◦	If the surviving spouse is a Covered Life, then the For Life Guarantee remains effective on and after the Continuation Date.

If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void. However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

◦
For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee. The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

◦	Step-Ups will continue automatically or as permitted in accordance with the above rules for Step-Ups.

◦	Contract Anniversaries will continue to be based on the original Contract's Issue Date.

◦	If the surviving spouse is a Covered Life, the GAWA percentage will continue to be calculated and/or recalculated based on the youngest Covered Life's attained age.

◦
If the surviving spouse is not a Covered Life and if the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age at the time of death. The GAWA percentage will not change on future Step-Ups.

◦
The Latest Income Date is based on the age of the surviving spouse. Please refer to “Annuitization” subsection below for information regarding the additional Income Options available on the Latest Income Date.

◦	A new joint Owner may not be added in a non-qualified Contract if a surviving spouse continues the Contract.

•
Continue the Contract without this GMWB (GMWB is terminated) if the surviving spouse is not a Covered Life. Thereafter, no GMWB charge will be assessed. If the surviving spouse is a Covered Life, the Contract cannot be continued without this GMWB.

•
Add another GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the spousal Beneficiary's eligibility, and provided that this GMWB was terminated on the Continuation Date.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 156.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

•	Conversion of this GMWB (if conversion is permitted);

•
The date of death of the Owner (or either joint Owner), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB (continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee if the surviving spouse is a Covered Life);

•	The Continuation Date on a Contract if the spousal Beneficiary, who is not a Covered Life, elects to continue the Contract without the GMWB; or

•	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Joint Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life. The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age at the time of election of this option. The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary and the spousal Beneficiary is not a Covered Life in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 49 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up (“LifeGuard Freedom GMWB”). The following description of this GMWB is supplemented by the examples in Appendix C, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the Step-Ups and example 11 for the guaranteed withdrawal balance adjustment.

PLEASE NOTE: EFFECTIVE SEPTEMBER 28, 2009, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

•	The Owner's life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the first Owner to die with joint Owners. There are also other GMWB options for joint Owners that are spouses, as described below.

For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Owner (or with joint Owners, the oldest Owner) attaining the age of 59 1/2. If the Owner (or oldest Owner) is 59 1/2 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract. The For Life Guarantee remains effective until the date this endorsement is terminated, as described below, or until the Continuation Date on which this GMWB endorsement is continued under spousal continuation.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

Or

•	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB. But PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 45 to 80 years old (proof of age is required); may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB. At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract). We allow ownership changes of a Contract with this GMWB when the Owner is a legal entity – to another legal entity or the Annuitant. In certain circumstances, we may permit the elimination of a joint Owner in the event of divorce. Otherwise, ownership changes are not allowed. When the Owner is a legal entity, changing Annuitants is not allowed. Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value.
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

Premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value on that date. The GWB can never be more than $5 million (including upon Step-Up, the application of the GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE: Upon the Owner's death, the For Life Guarantee is void. However, this GMWB might be continued by a spousal Beneficiary without the For Life Guarantee. Please see the “Spousal Continuation” subsection below for more information.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal. The GAWA percentage varies according to age group and is determined based on the Owner's attained age at the time of the first withdrawal. If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner. (In the examples in Appendix C and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)

If this GMWB was added to your Contract on or after January 12, 2009, the GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 62	4%
63 – 74	5%
75 – 80	6%
81+	7%

If this GMWB was added to your Contract before January 12, 2009, the GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 74	5%
75 – 80	6%
81+	7%

Withdrawals cause the GWB to be recalculated. Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). The tables below clarify what happens in either instance. (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. There is no RMD for non-qualified Contracts.) In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee. See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix C supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is generally not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable, unless the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix C). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount. The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	If the For Life Guarantee is in force, the GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.
●
If the For Life Guarantee is not in force, the GAWA is equal to the lesser of:

•    The GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal, Or

•    The GWB after the withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•	The total amount of the current partial withdrawal, or

•	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any charges and/or adjustments. Any withdrawals from Contract Value allocated to a guaranteed fixed account option may be subject to an excess interest adjustment.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts and withdrawals of asset allocation and advisory fees. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 157.

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. Any future GAWA percentage recalculation will be based on the correct age. If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES: Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract. You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements. If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges and we will impose those charges, which will be reflected in the confirmation of the transaction. For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center. Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. But with this GMWB, the GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the 2017 Contract Year (ending June 30) is $10. The RMDs for calendar years 2016 and 2017 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2016 and $8 in each of the two halves of calendar year 2017, then at the time the withdrawal in the first half of calendar year 2017 is taken, the Owner will have withdrawn $15. Because the sum of the Owner's withdrawals for the 2017 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1946, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2016 RMD) until March 30, 2017, he may still take the 2017 RMD before the next Contract Year begins, June 30, 2017 without exposing the GWB and GAWA to the possibility of adverse recalculation. However, if he takes his second RMD (the 2017 RMD) after June 30, 2017, he should wait until the next Contract Year begins (that is after June 30, 2018) to take his third RMD (the 2018 RMD) because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix C, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment. If this GMWB was added to your Contract on or after October 6, 2008 and no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB adjustment.

The GWB Adjustment Date is the later of:

•	The Contract Anniversary on or immediately following the Owner's (or oldest joint Owner's) 70th birthday, Or

•	The 10th Contract Anniversary following the effective date of this endorsement.

The GWB adjustment is determined as follows:

•	On the effective date of this endorsement, the GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

•
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus 200% of the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix C.)

•
With each subsequent premium received on or after the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix C.)

If no partial withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB adjustment. No adjustments are made to the Bonus Base or the Benefit Determination Baseline (explained below). Once the GWB is re-set, this GWB adjustment provision terminates. In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB adjustment provision terminates without value. (Please see example 11 in Appendix C for an illustration of this GWB adjustment provision.)

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments. The GWB can never be more than $5 million. See Example 3b in Appendix C to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up. On each Contract Anniversary following the effective date of this GMWB, if the highest quarterly Contract Value is greater than the GWB, the GWB will be automatically re-set to the highest quarterly Contract Value (a “Step-Up”).

If this GMWB was added to your Contract on or after October 6, 2008, then, in addition to an increase in the GWB, a Step-Up allows for a potential increase in the GAWA percentage in the event that the Step-Up occurs after the first withdrawal. The value used to determine whether the GAWA percentage will increase upon Step-Up is called the Benefit Determination Baseline (BDB). The BDB equals initial premium net of any applicable premium taxes, if this GMWB is elected at issue, or the Contract Value on the Contract Anniversary on which the endorsement is added, if elected after issue.

Upon Step-Up, if the highest quarterly Contract Value is greater than the BDB and the Step-Up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the Owner's attained age. If an age band is crossed, the GAWA percentage will be increased. For example, assume an Owner was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 5%. Also assume that, when the Owner is age 76, a Step-Up occurs and the highest quarterly Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the Owner's attained age of 76, resulting in a new GAWA percentage of 6%.

Upon Step-Up, if the highest quarterly Contract Value is not greater than the BDB, the GAWA percentage remains unchanged regardless of whether an age band has been crossed.

In the event that the highest quarterly Contract Value is greater than the BDB, the BDB is set equal to the highest quarterly Contract Value.

Withdrawals do not affect the BDB. Subsequent premium payments increase the BDB by the amount of the premium net of any applicable premium taxes. In addition, unlike the GWB, the BDB is not subject to any maximum amount. Therefore, it is possible for the BDB to be more than $5 million.

With a Step-Up –	The GWB equals the highest quarterly Contract Value (subject to a $5 million maximum).
If this GMWB was added to your Contract on or after October 6, 2008 and the highest quarterly Contract Value is greater than the BDB prior to the Step-Up, then the BDB is set to equal the highest quarterly Contract Value (not subject to any maximum amount); and, if the Step-Up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the Owner.

	●	If there are joint Owners, the GAWA percentage is recalculated based on the oldest joint Owner.
	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation.
For all Contracts to which this GMWB is added, if the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

The highest quarterly Contract Value equals the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the Step-Up is determined. The quarterly adjusted Contract Value equals the Contract Value on the Contract Quarterly Anniversary, plus any premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable premium taxes, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.

Partial withdrawals will affect the quarterly adjusted Contract Value as follows:

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
	●	The quarterly adjusted Contract Value before the withdrawal less the withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
●
The quarterly adjusted Contract Value prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

FOR CONTRACTS TO WHICH THIS GMWB WAS ADDED ON OR AFTER OCTOBER 6, 2008, PLEASE NOTE: Withdrawals from the Contract reduce the GWB and highest quarterly Contract Value but do not affect the BDB. In the event of withdrawals, the BDB remains unchanged. Therefore, because the highest quarterly Contract Value must be greater than the BDB prior to Step-Up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Upon Step-Up on or after the 5th Contract Anniversary (11th Contract Anniversary if this endorsement is added to the Contract before January 12, 2009) following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge of 1.50%. You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups. Such election must be received in Good Order prior to the Contract Anniversary. You may subsequently elect to reinstate the Step-Up provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The GWB can never be more than $5 million with a Step-Up. However, the BDB is not subject to a $5 million maximum; therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum because automatic Step-Ups still occur if the highest quarterly Contract Value is greater than the BDB. For example, assume the GWB and BDB are equal to $5 million prior to a Step-Up. Also assume that the GAWA percentage is 5% and the GAWA is $250,000. If, at the time of Step-Up, the highest quarterly Contract Value is $6 million, a Step-Up will occur. The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million. If an age band has been crossed and the GAWA percentage for the Owner’s attained age is 6%, then the GAWA will be equal to $300,000 (6% x $5 million).

Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death. The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon your death (or the first Owner's death with joint Owners) while the Contract is still in force, this GMWB terminates without value.

Contract Value Is Zero. With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the Owner (or the death of any joint Owner), so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase. The last payment will not exceed the remaining GWB at the time of payment. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's (or oldest joint Owner's) attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

Payments are made on the periodic basis you elect, but no less frequently than annually. If you die, all rights under your Contract cease. No subsequent premium payments will be accepted. All optional endorsements terminate without value. And no death benefit is payable.

Spousal Continuation. In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

•
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

◦	Upon the Owner's death, the For Life Guarantee is void.

◦	Only the GWB is payable while there is value to it (until depleted).

◦	The GWB adjustment provision is void.

◦	Step-Ups will continue as permitted in accordance with the Step-Up rules above.

◦	Contract Anniversaries will continue to be based on the Contract's Issue Date.

◦
If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the original Owner's (or oldest joint Owner's) attained age on the continuation date. The GAWA percentage will not change on future Step-Ups, even if the Contract Value exceeds the BDB.

◦
The Latest Income Date is based on the age of the surviving spouse. Please refer to “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

•	Continue the Contract without this GMWB (GMWB is terminated).

•
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – whether or not the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 156.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.

•	Conversion of this GMWB (if conversion is permitted);

•	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;

•	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or

•	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first). The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of election of this option. The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 49 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus. The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals. A bonus equal to 7% of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year. The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. This description of the bonus feature is supplemented by the examples in Appendix C, particularly example 8. The box below has more information about the bonus, including:

•	How the bonus is calculated;

•	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;

•	For how long the bonus is available; and

•	When and what happens when the bonus is applied to the GWB.

The bonus equals 7% of the Bonus Base, which is an amount that may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; and withdrawals of asset allocation and advisory fees.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium payment net of any applicable premium taxes.
●	With any Step-Up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 7% of the Bonus Base.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.

Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment or BDB.
The Bonus is only available during the Bonus Period. If this GMWB is added to the Contract on or after October 6, 2008, the Bonus Period begins on the effective date of this GMWB endorsement. In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a Step-Up so long as the Step-Up occurs on or before the Contract Anniversary immediately following the Owner’s (if Joint Owners, the oldest Owner’s) 80th birthday. (See example below.)

The Bonus Period ends on the earlier of:

● The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a Step-Up, if later; or
● The date the Contract Value is zero.
The Bonus Base will continue to be calculated even after the Bonus Period expires. Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a Step-Up.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus. For example, assume this GMWB was added to a Contract on December 1, 2009. At that time, the bonus period is scheduled to expire on December 1, 2019 (which is the tenth Contract Anniversary following the effective date of the endorsement). If a Step-Up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 2012), and the Owner is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 2022. Further, assuming that the next Bonus Base increase due to a Step-Up does not occur until December 1, 2024 (which is two years after the Bonus Period in this example expired) and that the Owner is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 2024, and would be scheduled to expire on December 1, 2034. (Please also see Examples 6 and 7 in Appendix C for more information regarding the re-start provision.)

If this GMWB was added to the Contract before October 6, 2008, the Bonus Period runs from the date this GMWB was added to the Contract through the earliest of:
● The tenth Contract Anniversary after the effective date of the endorsement;
● The Contract Anniversary on or immediately following the Owner's (if joint Owners, the oldest Owner's) 81st birthday; or
● The date Contract Value is zero.
If this GMWB was added to the Contract before October 6, 2008, there is no provision allowing the Bonus Period to restart.
Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up (“LifeGuard Freedom GMWB With Joint Option”). The following description of this GMWB is supplemented by the examples in Appendix C, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the Step-Ups, example 10 for the For Life guarantees and example 11 for the guaranteed withdrawal balance adjustment.

PLEASE NOTE: EFFECTIVE SEPTEMBER 28, 2009, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The election of this GMWB under a non-qualified Contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a “Covered Life.”

The Owners cannot be subsequently changed and new Owners cannot be added. Upon death of either joint Owner, the surviving joint Owner will be treated as the primary Beneficiary and all other Beneficiaries will be treated as contingent Beneficiaries. The For Life Guarantee will not apply to these contingent Beneficiaries, as they are not Covered Lives.

This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial owners, and the For Life Guarantee is based on the Annuitant's life who dies last.

Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person. Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary Beneficiary to be spouses (as defined in the Internal Revenue Code). The Owner and only the primary spousal Beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

In certain circumstances we may permit the elimination of a joint Owner Covered Life or primary spousal Beneficiary Covered Life in the event of divorce. In such cases, new Covered Lives may not be named.

For tax-qualified Contracts, the Owner and primary spousal Beneficiary cannot be changed while both are living. If the Owner dies first, the primary spousal Beneficiary will become the Owner upon Spousal Continuation and he or she may name a Beneficiary; however, that Beneficiary is not considered a Covered Life. Likewise, if the primary spousal Beneficiary dies first, the Owner may name a new Beneficiary; however, that Beneficiary is also not considered a Covered Life and consequently the For Life Guarantee will not apply to the new Beneficiary.

For both non-qualified and tax-qualified Contracts, this GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

•	The lifetime of the last surviving Covered Life if the For Life Guarantee is in effect;

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the youngest Covered Life attaining the age of 59 1/2. If the youngest Covered Life is 59 1/2 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract. The For Life Guarantee remains effective until the date this endorsement is terminated, as described below, or until the Continuation Date on which a spousal Beneficiary who is not a Covered Life continues this GMWB endorsement under spousal continuation.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.
Or

•	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB. But PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Covered Lives 45 to 80 years old (proof of age is required and both Covered Lives must be within the eligible age range). This GMWB may be added to a Contract on the Issue Date or on any Contract Anniversary and cannot be canceled except by a spousal Beneficiary who is not a Covered Life, who, upon the Owner's death, may elect to continue the Contract without the GMWB. To continue joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of Spousal Continuation. Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner.

At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract). Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.
The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value.
The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

Premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value on that date. The GWB can never be more than $5 million (including upon Step-Up, the application of the GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE: Upon the Owner's death, the For Life Guarantee is void unless this GMWB is continued by a spousal beneficiary who is a Covered Life. However, it is possible for this GMWB to be continued without the For Life Guarantee by a spousal Beneficiary who is not a Covered Life. Please see the “Spousal Continuation” subsection below for more information.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal. The GAWA percentage varies according to age group and is determined based on the youngest Covered Life's attained age at the time of the first withdrawal. (In the examples in Appendix C and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.)

If this GMWB was added to your Contract on or after January 12, 2009, the GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 62	4%
63 – 74	5%
75 – 80	6%
81+	7%

If this GMWB was added to your Contract before January 12, 2009, the GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 74	5%
75 – 80	6%
81+	7%

Withdrawals cause the GWB to be recalculated. Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). The tables below clarify what happens in either instance. (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. There is no RMD for non-qualified Contracts.) In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee. See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix C supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable–	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.

The GAWA is generally not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable, unless the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix C). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount. The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	If the For Life Guarantee is in force, the GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.
●
If the For Life Guarantee is not in force, the GAWA is equal to the lesser of:

•    The GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal, Or

•    The GWB after the withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•	The total amount of the current partial withdrawal, or

•	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any charges and/or adjustments. Any withdrawals from Contract Value allocated to a guaranteed fixed account option may be subject to an excess interest adjustment.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts and withdrawals of asset allocation and advisory fees. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 157.

If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. Any future GAWA percentage recalculation will be based on the correct age. If the age at election of either Covered Life falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES: Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract. You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements. If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges and we will impose those charges, which will be reflected in the confirmation of the transaction. For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center. Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. But with this GMWB, the GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the 2017 Contract Year (ending June 30) is $10. The RMDs for calendar years 2016 and 2017 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2016 and $8 in each of the two halves of calendar year 2017, then at the time the withdrawal in the first half of calendar year 2017 is taken, the Owner will have withdrawn $15. Because the sum of the Owner's withdrawals for the 2017 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1946, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2016 RMD) until March 30, 2017, he may still take the 2017 RMD before the next Contract Year begins, June 30, 2017 without exposing the GWB and GAWA to the possibility of adverse recalculation. However, if he takes his second RMD (the 2017 RMD) after June 30, 2017, he should wait until the next Contract Year begins (that is after June 30, 2018) to take his third RMD (the 2018 RMD) because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix C, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment. If this GMWB was added to your Contract on or after October 6, 2008 and no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB adjustment.

The GWB Adjustment Date is the later of:

•	The Contract Anniversary on or immediately following the youngest Covered Life's 70th birthday, Or

•	The 10th Contract Anniversary following the effective date of this endorsement.

The GWB adjustment is determined as follows:

•	On the effective date of this endorsement, the GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

•
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus 200% of the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix C.)

•
With each subsequent premium received on or after the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix C.)

If no partial withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB adjustment. No adjustments are made to the Bonus Base or the Benefit Determination Baseline (explained below). Once the GWB is re-set, this GWB adjustment provision terminates. In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB adjustment provision terminates without value. (Please see example 11 in Appendix C for an illustration of this GWB adjustment provision.)

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments. The GWB can never be more than $5 million. See Example 3b in Appendix C to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up. On each Contract Anniversary following the effective date of this GMWB, if the highest quarterly Contract Value is greater than the GWB, the GWB will be automatically re-set to the highest quarterly Contract Value (a “Step-Up”).

If this GMWB was added to your Contract on or after October 6, 2008, then, in addition to an increase in the GWB, a Step-Up allows for a potential increase in the GAWA percentage in the event that the Step-Up occurs after the first withdrawal. The value used to determine whether the GAWA percentage will increase upon Step-Up is called the Benefit Determination Baseline (BDB). The BDB equals initial premium net of any applicable premium taxes, if this GMWB is elected at issue, or the Contract Value on the Contract Anniversary on which the endorsement is added, if elected after issue.

Upon Step-Up, if the highest quarterly Contract Value is greater than the BDB and the Step-Up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the youngest Covered Life's attained age. If an age band is crossed, the GAWA percentage will be increased. For example, assume the youngest Covered Life was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 5%. Also assume that, when the youngest Covered Life is age 76, a Step-Up occurs and the highest quarterly Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the youngest Covered Life's attained age of 76, resulting in a new GAWA percentage of 6%.

Upon Step-Up, if the highest quarterly Contract Value is not greater than the BDB, the GAWA percentage remains unchanged regardless of whether an age band has been crossed.

In the event that the highest quarterly Contract Value is greater than the BDB, the BDB is set equal to the highest quarterly Contract Value.

Withdrawals do not affect the BDB. Subsequent premium payments increase the BDB by the amount of the premium net of any applicable premium taxes. In addition, unlike the GWB, the BDB is not subject to any maximum amount. Therefore, it is possible for the BDB to be more than $5 million.

With a Step-Up –	The GWB equals the highest quarterly Contract Value (subject to a $5 million maximum).
If this GMWB was added to your Contract on or after October 6, 2008 and the highest quarterly Contract Value is greater than the BDB prior to the Step-Up, then the BDB is set to equal the highest quarterly Contract Value (not subject to any maximum amount); and, if the Step-Up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the youngest Covered Life.

	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation if the spouse electing Spousal Continuation is not a Covered Life.
For all Contracts to which this GMWB is added, if the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

The highest quarterly Contract Value equals the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the Step-Up is determined. The quarterly adjusted Contract Value equals the Contract Value on the Contract Quarterly Anniversary, plus any premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable premium taxes, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary.

Partial withdrawals will affect the quarterly adjusted Contract Value as follows:

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
	●	The quarterly adjusted Contract Value before the withdrawal less the withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
●
The quarterly adjusted Contract Value prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

FOR CONTRACTS TO WHICH THIS GMWB WAS ADDED ON OR AFTER OCTOBER 6, 2008, PLEASE NOTE: Withdrawals from the Contract reduce the GWB and highest quarterly Contract Value but do not affect the BDB. In the event of withdrawals, the BDB remains unchanged. Therefore, because the highest quarterly Contract Value must be greater than the BDB prior to Step-Up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Upon Step-Up on or after the 5th Contract Anniversary (11th Contract Anniversary if this endorsement is added to the Contract before January 12, 2009) following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge of 1.86%. You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups. Such election must be received in Good Order prior to the Contract Anniversary. You may subsequently elect to reinstate the Step-Up provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The GWB can never be more than $5 million with a Step-Up. However, the BDB is not subject to a $5 million maximum; therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum because automatic Step-Ups still occur if the highest quarterly Contract Value is greater than the BDB. For example, assume the GWB and BDB are equal to $5 million prior to a Step-Up. Also assume that the GAWA percentage is 5% and the GAWA is $250,000. If, at the time of Step-Up, the highest quarterly Contract Value is $6 million, a Step-Up will occur. The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million. If an age band has been crossed and the GAWA percentage for the youngest Covered Life’s attained age is 6%, then the GAWA will be equal to $300,000 (6% x $5 million).

Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death. The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon the death of the sole Owner of a qualified Contract or the death of either joint Owner of a non-qualified Contract while the Contract is still in force, this GMWB terminates without value. Please see the information beginning on page 106 regarding the required ownership and beneficiary structure under both qualified and non-qualified Contracts when selecting the Joint For Life GMWB With Bonus and Annual Step-Up benefit.

Contract Value Is Zero. With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the last surviving Covered Life, so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase. The last payment will not exceed the remaining GWB at the time of payment. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the youngest Covered Life's attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.

Payments are made on the periodic basis you elect, but no less frequently than annually. Upon death of the last surviving Covered Life, all rights under the Contract cease. No subsequent premium payments will be accepted. All optional endorsements terminate without value. And no death benefit is payable.

Spousal Continuation. In the event of the Owner's (or either joint Owner's) death, the surviving spousal Beneficiary may elect to:

•
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

◦	If the surviving spouse is a Covered Life, then the For Life Guarantee remains effective on and after the Continuation Date.

If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void. However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

◦
For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee. The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

◦
If the surviving spouse is a Covered Life and the GWB adjustment provision is in force on the continuation date then the provision will continue to apply in accordance with the GWB adjustment provision rules above. The GWB adjustment date will continue to be based on the original effective date of the endorsement or the youngest Covered Life's attained age, as applicable.

If the surviving spouse is not a Covered Life, the GWB adjustment is null and void.

◦	Step-Ups will continue as permitted in accordance with the Step-Up rules above.

◦	Contract Anniversaries will continue to be based on the original Contract's Issue Date.

◦	If the surviving spouse is a Covered Life, the GAWA percentage will continue to be calculated and/or recalculated based on the youngest Covered Life's attained age.

◦
If the surviving spouse is not a Covered Life and if the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age on the continuation date. The GAWA percentage will not change on future Step-Ups.

◦
The Latest Income Date is based on the age of the surviving spouse. Please refer to “Annuitization” subsection below for information regarding the additional Income Options available on the Latest Income Date.

◦	A new joint Owner may not be added in a non-qualified Contract if a surviving spouse continues the Contract.

•
Continue the Contract without this GMWB (GMWB is terminated) if the surviving spouse is not a Covered Life. Thereafter, no GMWB charge will be assessed. If the surviving spouse is a Covered Life, the Contract cannot be continued without this GMWB.

•
Add another GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the spousal Beneficiary's eligibility, and provided that this GMWB was terminated on the Continuation Date.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 156.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.

•	Conversion of this GMWB (if conversion is permitted);

•
The date of death of the Owner (or either joint Owner), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB (continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee if the surviving spouse is a Covered Life);

•	The Continuation Date on a Contract if the spousal Beneficiary, who is not a Covered Life, elects to continue the Contract without the GMWB; or

•	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Joint Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life. The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age at the time of election of this option. The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary and the spousal Beneficiary is not a Covered Life in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 49 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus. The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals. A bonus equal to 7% of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year. The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. This description of the bonus feature is supplemented by the examples in Appendix C, particularly example 8. The box below has more information about the bonus, including:

•	How the bonus is calculated;

•	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;

•	For how long the bonus is available; and

•	When and what happens when the bonus is applied to the GWB.

The bonus equals 7% of the Bonus Base, which is an amount that may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; and withdrawals of asset allocation and advisory fees.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium payment net of any applicable premium taxes.
●	With any Step-Up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 7% of the Bonus Base.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment or BDB.
The Bonus is only available during the Bonus Period. If this GMWB is added to the Contract on or after October 6, 2008, the Bonus Period begins on the effective date of this GMWB endorsement. In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a Step-Up so long as the Step-Up occurs on or before the Contract Anniversary immediately following the youngest Covered Life's 80th birthday. (See example below.)

The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a Step-Up, if later; or
●	The date the Contract Value is zero.

The Bonus Base will continue to be calculated even after the Bonus Period expires. Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a Step-Up.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus. For example, assume this GMWB was added to a Contract on December 1, 2009. At that time, the bonus period is scheduled to expire on December 1, 2019 (which is the tenth Contract Anniversary following the effective date of the endorsement). If a Step-Up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 2012), and the youngest Covered Life is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 2022. Further, assuming that the next Bonus Base increase due to a Step-Up does not occur until December 1, 2024 (which is two years after the Bonus Period in this example expired) and that the youngest Covered Life is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 2024, and would be scheduled to expire on December 1, 2034. (Please also see Examples 6 and 7 in Appendix C for more information regarding the re-start provision.)

If this GMWB was added to the Contract before October 6, 2008, the Bonus Period runs from the date this GMWB was added to the Contract through the earliest of:
●	The tenth Contract Anniversary after the effective date of the endorsement;
●	The Contract Anniversary on or immediately following the youngest Covered Life's 81st birthday; or
●	The date Contract Value is zero.
If this GMWB was added to the Contract before October 6, 2008, there is no provision allowing the Bonus Period to restart.
Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up (“LifeGuard Freedom 6 GMWB”). The following description of this GMWB is supplemented by the examples in Appendix C, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the Step-Ups and example 11 for the guaranteed withdrawal balance adjustment. This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

PLEASE NOTE: EFFECTIVE OCTOBER 11, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

•	The Owner's life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the first Owner to die with joint Owners. There are also other GMWB options for joint Owners that are spouses, as described below.

For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the Owner (or with joint Owners, the oldest Owner) attaining the age of 59 1/2. If the Owner (or oldest Owner) is 59 1/2 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract. The For Life Guarantee remains effective until the date this endorsement is terminated, as described below, or until the Continuation Date on which this GMWB endorsement is continued under spousal continuation.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.

Or

•	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB. But PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 45 to 80 years old (proof of age is required); may be added to a Contract on the Issue Date or any Contract Anniversary; and once added cannot be canceled except by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB. At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract). We allow ownership changes of a Contract with this GMWB when the Owner is a legal entity – to another legal entity or the Annuitant. In certain circumstances, we may permit the elimination of a joint Owner in the event of divorce. Otherwise, ownership changes are not allowed. When the Owner is a legal entity, changing Annuitants is not allowed. Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value.
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

Premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value on that date. The GWB can never be more than $5 million (including upon Step-Up, the application of a GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE: Upon the Owner's death, the For Life Guarantee is void. However, this GMWB might be continued by a spousal Beneficiary without the For Life Guarantee. Please see the “Spousal Continuation” subsection below for more information.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal. The GAWA percentage varies according to age group and is determined based on the Owner's attained age at the time of the first withdrawal. If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner. (In the examples in Appendix C and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.) The GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 64	4%
65 – 74	5%
75 – 80	6%
81+	7%

Withdrawals cause the GWB to be recalculated. Withdrawals will also cause the GAWA to be recalculated if the withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). In such case, the recalculation of the GAWA will occur whether or not the For Life Guarantee is in effect. If the GWB is less than the GAWA at the end of any Contract Year and the For Life Guarantee is not in effect, the GAWA will be set equal to the GWB. This may occur, when over time, payment of the guaranteed withdrawals is nearly complete, the For Life Guarantee is not in effect and the GWB has been depleted to a level below the GAWA. The tables below clarify what happens in each instance. (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. There is no RMD for non-qualified Contracts.) In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee. See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix C supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA is unchanged.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. The GAWA will be reduced at the end of a Contract Year to equal the GWB if the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix C). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount. The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	The GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•	The total amount of the current partial withdrawal, or

•	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any charges and/or adjustments. Any withdrawals from Contract Value allocated to a guaranteed fixed account may be subject to an excess interest adjustment.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts and withdrawals of asset allocation and advisory fees. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 157.

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. Any future GAWA percentage recalculation will be based on the correct age. If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract. You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements. If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges and we will impose those charges, which will be reflected in the confirmation of the transaction. For information regarding the RMD calculation for your contract, please contact our Annuity Service Center. Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. But with this GMWB, the GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the 2017 Contract Year (ending June 30) is $10. The RMDs for calendar years 2016 and 2017 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2016 and $8 in each of the two halves of calendar year 2017, then at the time the withdrawal in the first half of calendar year 2017 is taken, the Owner will have withdrawn $15. Because the sum of the Owner's withdrawals for the 2017 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1946, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2016 RMD) until March 30, 2017, he may still take the 2017 RMD before the next Contract Year begins, June 30, 2017 without exposing the GWB and GAWA to the possibility of adverse recalculation. However, if he takes his second RMD (the 2017 RMD) after June 30, 2017, he should wait until the next Contract Year begins (that is after June 30, 2018) to take his third RMD (the 2018 RMD) because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix C, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

Guaranteed Withdrawal Balance Adjustment. If no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB adjustment.

The GWB Adjustment Date is the later of:

•	The Contract Anniversary on or immediately following the Owner's (or oldest joint Owner's) 70th birthday,

Or

•	The 10th Contract Anniversary following the effective date of this endorsement.

The GWB adjustment is determined as follows:

•	On the effective date of this endorsement, the GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

•
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus 200% of the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix C.)

•
With each subsequent premium received on or after the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix C.)

If no partial withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB adjustment. No adjustments are made to the Bonus Base or the Benefit Determination Baseline (explained below). Once the GWB is re-set, this GWB adjustment provision terminates. In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB adjustment provision terminates without value. (Please see example 11 in Appendix C for an illustration of this 200% GWB adjustment provision.)

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments. The GWB can never be more than $5 million. See Example 3b in Appendix C to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up. On each Contract Anniversary following the effective date of this GMWB, if the Contract Value is greater than the GWB, the GWB will be automatically re-set to the Contract Value (a “Step-Up”).

In addition to an increase in the GWB, a Step-Up allows for a potential increase in the GAWA percentage in the event that the Step-Up occurs after the first withdrawal. The value used to determine whether the GAWA percentage will increase upon Step-Up is called the Benefit Determination Baseline (BDB). The BDB equals initial premium net of any applicable premium taxes, if this GMWB is elected at issue, or the Contract Value on the Contract Anniversary on which the endorsement is added, if elected after issue.

Upon Step-Up, if the Contract Value is greater than the BDB and the Step-Up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the Owner's attained age. If an age band is crossed, the GAWA percentage will be increased. For example, assume an Owner was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 5%. Also assume that, when the Owner is age 76, a Step-Up occurs and the Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the Owner's attained age of 76, resulting in a new GAWA percentage of 6%.

Upon Step-Up, if the Contract Value is not greater than the BDB, the GAWA percentage remains unchanged regardless of whether an age band has been crossed.

In the event that the Contract Value is greater than the BDB, the BDB is set equal to the Contract Value. The purpose of this re-set is to increase the BDB that will be used to determine whether the GAWA percentage will increase upon a future Step-Up if an age band is crossed.

Withdrawals do not affect the BDB. Subsequent premium payments increase the BDB by the amount of the premium net of any applicable premium taxes. In addition, unlike the GWB, the BDB is not subject to any maximum amount. Therefore, it is possible for the BDB to be more than $5 million.

With a Step-Up –	The GWB equals the Contract Value (subject to a $5 million maximum).
If the Contract Value is greater than the BDB prior to the Step-Up, then the BDB is set to equal the Contract Value (not subject to any maximum amount); and, if the Step-Up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the Owner.

	●	If there are joint Owners, the GAWA percentage is recalculated based on the oldest joint Owner.
	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation.
For all Contracts to which this GMWB is added, if the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value but do not affect the BDB. In the event of withdrawals, the BDB remains unchanged. Therefore, because the Contract Value must be greater than the BDB prior to Step-Up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Upon Step-Up on or after the 5th Contract Anniversary following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge of 1.50%. You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups. Such election must be received in Good Order prior to the Contract Anniversary. Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. (Please see the “Bonus” subsection below for more information.) Also know that you may subsequently elect to reinstate the Step-Up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The GWB can never be more than $5 million with a Step-Up. However, the BDB is not subject to a $5 million maximum; therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum because automatic Step-Ups still occur if the Contract Value is greater than the BDB. For example, assume the GWB and BDB are equal to $5 million prior to a Step-Up. Also assume that the GAWA percentage is 5% and the GAWA is $250,000. If, at the time of Step-Up, the Contract Value is $6 million, a Step-Up will occur. The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million. If an age band has been crossed and the GAWA percentage for the Owner’s attained age is 6%, then the GAWA will be equal to $300,000 (6% x $5 million).
Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death. The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon your death (or the first Owner's death with joint Owners) while the Contract is still in force, this GMWB terminates without value.

Contract Value Is Zero. With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the Owner (or the death of any joint Owner), so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase. The last payment will not exceed the remaining GWB at the time of payment. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's (or oldest joint Owner's) attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA is unchanged.

Payments are made on the periodic basis you elect, but no less frequently than annually. If you die, all rights under your Contract cease. No subsequent premium payments will be accepted. All optional endorsements terminate without value. And no death benefit is payable.

Spousal Continuation. In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

•
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

◦	Upon the Owner's death, the For Life Guarantee is void.

◦	Only the GWB is payable while there is value to it (until depleted).

◦	The GWB adjustment provision is void.

◦	Step-Ups will continue as permitted in accordance with the Step-Up rules above.

◦	Contract Anniversaries will continue to be based on the Contract's Issue Date.

◦
If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the original Owner's (or oldest joint Owner's) attained age on the continuation date. The GAWA percentage will not change on future Step-Ups, even if the Contract Value exceeds the BDB.

◦
The Latest Income Date is based on the age of the surviving spouse. Please refer to “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

•	Continue the Contract without this GMWB (GMWB is terminated).

•
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – whether or not the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 156.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.

•	Conversion of this GMWB (if conversion is permitted);

•	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;

•	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or

•	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first). The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of election of this option. The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 49 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus. The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals. A bonus equal to 6% of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year. The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. This description of the bonus feature is supplemented by the examples in Appendix C, particularly example 8. The box below has more information about the bonus, including:

•	How the bonus is calculated;

•	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;

•	For how long the bonus is available; and

•	When and what happens when the bonus is applied to the GWB.

The bonus equals 6% of the Bonus Base, which is an amount that may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; and withdrawals of asset allocation and advisory fees.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium payment net of any applicable premium taxes.
●	With any Step-Up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 6% of the Bonus Base.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment or BDB.
The Bonus is only available during the Bonus Period. The Bonus Period begins on the effective date of this GMWB endorsement. In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a Step-Up so long as the Step-Up occurs on or before the Contract Anniversary immediately following the Owner’s (if Joint Owners, the oldest Owner’s) 80th birthday. (See example below.)

The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a Step-Up, if later; or
●	The date the Contract Value is zero.
The Bonus Base will continue to be calculated even after the Bonus Period expires. Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a Step-Up.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus. For example, assume this GMWB was added to a Contract on December 1, 2009. At that time, the bonus period is scheduled to expire on December 1, 2019 (which is the tenth Contract Anniversary following the effective date of the endorsement). If a Step-Up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 2012), and the Owner is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 2022. Further, assuming that the next Bonus Base increase due to a Step-Up does not occur until December 1, 2024 (which is two years after the Bonus Period in this example expired) and that the Owner is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 2024, and would be scheduled to expire on December 1, 2034. (Please also see Examples 6 and 7 in Appendix C for more information regarding the re-start provision.)

Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up (“LifeGuard Freedom 6 GMWB With Joint Option”). The description of this GMWB is supplemented by the examples in Appendix C, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the Step-Ups, example 10 for the For Life guarantees and example 11 for the guaranteed withdrawal balance adjustment.

PLEASE NOTE: EFFECTIVE OCTOBER 11, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The election of this GMWB under a non-qualified Contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a “Covered Life.”

The Owners cannot be subsequently changed and new Owners cannot be added. Upon death of either joint Owner, the surviving joint Owner will be treated as the primary Beneficiary and all other Beneficiaries will be treated as contingent Beneficiaries. The For Life Guarantee will not apply to these contingent Beneficiaries, as they are not Covered Lives.

This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial owners, and the For Life Guarantee is based on the Annuitant's life who dies last.

Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person. Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary Beneficiary to be spouses (as defined in the Internal Revenue Code). The Owner and only the primary spousal Beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

In certain circumstances we may permit the elimination of a joint Owner Covered Life or primary spousal Beneficiary Covered Life in the event of divorce. In such cases, new Covered Lives may not be named.

For tax-qualified Contracts, the Owner and primary spousal Beneficiary cannot be changed while both are living. If the Owner dies first, the primary spousal Beneficiary will become the Owner upon Spousal Continuation and he or she may name a Beneficiary; however, that Beneficiary is not considered a Covered Life. Likewise, if the primary spousal Beneficiary dies first, the Owner may name a new Beneficiary; however, that Beneficiary is also not considered a Covered Life and consequently the For Life Guarantee will not apply to the new Beneficiary.

For both non-qualified and tax-qualified Contracts, this GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

•	The lifetime of the last surviving Covered Life if the For Life Guarantee is in effect;

The For Life Guarantee becomes effective on the Contract Anniversary on or immediately following the youngest Covered Life attaining the age of 59 1/2. If the youngest Covered Life is 59 1/2 years old or older on the endorsement's effective date, then the For Life Guarantee is effective when this GMWB is added to the Contract. The For Life Guarantee remains effective until the date this endorsement is terminated, as described below, or until the Continuation Date on which a spousal Beneficiary who is not a Covered Life continues this GMWB endorsement under spousal continuation.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event Contract Value is reduced to zero.
Or

•	Until all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB is the guaranteed amount available for future periodic withdrawals.

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB. But PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Covered Lives 45 to 80 years old (proof of age is required and both Covered Lives must be within the eligible age range). This GMWB may be added to a Contract on the Issue Date or on any Contract Anniversary and cannot be canceled except by a spousal Beneficiary who is not a Covered Life, who, upon the Owner's death, may elect to continue the Contract without the GMWB. To continue joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of Spousal Continuation. Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner.

At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract). Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.
The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value.
The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

Premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value on that date. The GWB can never be more than $5 million (including upon Step-Up, the application of a GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE: Upon the Owner's death, the For Life Guarantee is void unless this GMWB is continued by a spousal Beneficiary who is a Covered Life. However, it is possible for this GMWB to be continued without the For Life Guarantee by a spousal Beneficiary who is not a Covered Life. Please see the “Spousal Continuation” subsection below for more information.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal. The GAWA percentage varies according to age group and is determined based on the youngest Covered Life's attained age at the time of the first withdrawal. (In the examples in Appendix C and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.) The GAWA percentage for each age group is:

Ages	GAWA Percentage
45 – 64	4%
65 – 74	5%
75 – 80	6%
81+	7%

Withdrawals cause the GWB to be recalculated. Withdrawals will also cause the GAWA to be recalculated if the withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). In such case, the recalculation of the GAWA will occur whether or not the For Life Guarantee is in effect. If the GWB is less than the GAWA at the end of any Contract Year and the For Life Guarantee is not in effect, the GAWA will be set equal to the GWB. This may occur, when over time, payment of the guaranteed withdrawals is nearly complete, the For Life Guarantee is not in effect and the GWB has been depleted to a level below the GAWA. The tables below clarify what happens in each instance. (RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. There is no RMD for non-qualified Contracts.) In addition, if the For Life Guarantee is not yet in effect, withdrawals that cause the Contract Value to reduce to zero void the For Life Guarantee. See “Contract Value is Zero” below for more information.

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix C supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
The GAWA is unchanged.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. The GAWA will be reduced at the end of a Contract Year to equal the GWB if the For Life Guarantee is not in effect and the GWB is nearly depleted, resulting in a GWB that is less than the GAWA. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix C). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount. The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	The GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.

The Excess Withdrawal is defined to be the lesser of:

•	The total amount of the current partial withdrawal, or

•	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any charges and/or adjustments. Any withdrawals from Contract Value allocated to a guaranteed fixed account may be subject to an excess interest adjustment.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts and withdrawals of asset allocation and advisory fees. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 157.

If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. Any future GAWA percentage recalculation will be based on the correct age. If the age at election of either Covered Life falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES:  Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract. You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements. If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges and we will impose those charges, which will be reflected in the confirmation of the transaction. For information regarding the RMD calculation for your contract, please contact our Annuity Service Center. Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. But with this GMWB, the GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the 2017 Contract Year (ending June 30) is $10. The RMDs for calendar years 2016 and 2017 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2016 and $8 in each of the two halves of calendar year 2017, then at the time the withdrawal in the first half of calendar year 2017 is taken, the Owner will have withdrawn $15. Because the sum of the Owner's withdrawals for the 2017 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1946, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2016 RMD) until March 30, 2017, he may still take the 2017 RMD before the next Contract Year begins, June 30, 2017 without exposing the GWB and GAWA to the possibility of adverse recalculation. However, if he takes his second RMD (the 2017 RMD) after June 30, 2017, he should wait until the next Contract Year begins (that is after June 30, 2018) to take his third RMD (the 2018 RMD) because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix C, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.
Guaranteed Withdrawal Balance Adjustment. If no withdrawals are taken from the Contract on or prior to the GWB Adjustment Date (as defined below), then you will receive a GWB adjustment.

The GWB Adjustment Date is the later of:

•	The Contract Anniversary on or immediately following the youngest Covered Life's 70th birthday, Or

•	The 10th Contract Anniversary following the effective date of this endorsement.

The GWB adjustment is determined as follows:

•	On the effective date of this endorsement, the GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

•
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus 200% of the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix C.)

•
With each subsequent premium received on or after the first Contract Anniversary following this GMWB's effective date, the GWB adjustment is recalculated to equal the GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix C.)

If no partial withdrawals are taken on or prior to the GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the GWB adjustment. No adjustments are made to the Bonus Base or the Benefit Determination Baseline (explained below). Once the GWB is re-set, this GWB adjustment provision terminates. In addition, if a withdrawal is taken on or before the GWB Adjustment Date, this GWB adjustment provision terminates without value. (Please see example 11 in Appendix C for an illustration of this 200% GWB adjustment provision.)

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments. The GWB can never be more than $5 million. See Example 3b in Appendix C to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up. On each Contract Anniversary following the effective date of this GMWB, if the Contract Value is greater than the GWB, the GWB will be automatically re-set to the Contract Value (a “Step-Up”).

In addition to an increase in the GWB, a Step-Up allows for a potential increase in the GAWA percentage in the event that the Step-Up occurs after the first withdrawal. The value used to determine whether the GAWA percentage will increase upon Step-Up is called the Benefit Determination Baseline (BDB). The BDB equals initial premium net of any applicable premium taxes, if this GMWB is elected at issue, or the Contract Value on the Contract Anniversary on which the endorsement is added, if elected after issue.

Upon Step-Up, if the Contract Value is greater than the BDB and the Step-Up occurs after the first withdrawal, the GAWA percentage will be re-determined based on the youngest Covered Life's attained age. If an age band is crossed, the GAWA percentage will be increased. For example, assume the youngest Covered Life was age 73 at the time of the first withdrawal resulting in, according to the table above, a GAWA percentage of 5%. Also assume that, when the youngest Covered Life is age 76, a Step-Up occurs and the Contract Value is greater than the BDB; in that case, the GAWA percentage will be re-determined based on the youngest Covered Life's attained age of 76, resulting in a new GAWA percentage of 6%.

Upon Step-Up, if the Contract Value is not greater than the BDB, the GAWA percentage remains unchanged regardless of whether an age band has been crossed.

In the event that the Contract Value is greater than the BDB, the BDB is set equal to the Contract Value. The purpose of this re-set is to increase the BDB that will be used to determine whether the GAWA percentage will increase upon a future Step-Up if an age band is crossed.

Withdrawals do not affect the BDB. Subsequent premium payments increase the BDB by the amount of the premium net of any applicable premium taxes. In addition, unlike the GWB, the BDB is not subject to any maximum amount. Therefore, it is possible for the BDB to be more than $5 million.

With a Step-Up –	The GWB equals the Contract Value (subject to a $5 million maximum).
If the Contract Value is greater than the BDB prior to the Step-Up, then the BDB is set to equal the Contract Value (not subject to any maximum amount); and, if the Step-Up occurs after the first withdrawal, the GAWA percentage is recalculated based on the attained age of the youngest Covered Life.

	●	The GAWA percentage will not be recalculated upon step-ups following Spousal Continuation if the spouse electing Spousal Continuation is not a Covered Life.
For all Contracts to which this GMWB is added, if the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

PLEASE NOTE: Withdrawals from the Contract reduce the GWB and Contract Value but do not affect the BDB. In the event of withdrawals, the BDB remains unchanged. Therefore, because the Contract Value must be greater than the BDB prior to Step-Up in order for the GAWA percentage to increase, a GAWA percentage increase may become less likely when continuing withdrawals are made from the Contract.

Upon Step-Up on or after the 5th Contract Anniversary following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge of 1.86%. You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups. Such election must be received in Good Order prior to the Contract Anniversary. Please be aware that election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. (Please see the “Bonus” subsection below for more information.) Also know that you may subsequently elect to reinstate the Step-Up provision together with the GWB bonus provision at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

The GWB can never be more than $5 million with a Step-Up. However, the BDB is not subject to a $5 million maximum; therefore, it is still possible for the GAWA percentage to increase even when the GWB has hit its $5 million maximum because automatic Step-Ups still occur if the Contract Value is greater than the BDB. For example, assume the GWB and BDB are equal to $5 million prior to a Step-Up. Also assume that the GAWA percentage is 5% and the GAWA is $250,000. If, at the time of Step-Up, the Contract Value is $6 million, a Step-Up will occur. The GWB will remain at its maximum of $5 million but the BDB will be set equal to $6 million. If an age band has been crossed and the GAWA percentage for the youngest Covered Life’s attained age is 6%, then the GAWA will be equal to $300,000 (6% x $5 million).

Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon Step-Up, the applicable GMWB charge will be reflected in your confirmation.

Owner's Death. The Contract's death benefit is not affected by this GMWB so long as Contract Value is greater than zero and the Contract is still in the accumulation phase. Upon the death of the sole Owner of a qualified Contract or the death of either joint Owner of a non-qualified Contract while the Contract is still in force, this GMWB terminates without value. Please see the information beginning on page 125 regarding the required ownership and beneficiary structure under both qualified and non-qualified Contracts when selecting the Joint For Life GMWB With Bonus and Annual Step-Up benefit.

Contract Value Is Zero. With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the last surviving Covered Life, so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase. The last payment will not exceed the remaining GWB at the time of payment. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the youngest Covered Life's attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
The GAWA is unchanged.

Payments are made on the periodic basis you elect, but no less frequently than annually. Upon death of the last surviving Covered Life, all rights under the Contract cease. No subsequent premium payments will be accepted. All optional endorsements terminate without value. And no death benefit is payable.

Spousal Continuation. In the event of the Owner's (or either joint Owner's) death, the surviving spousal Beneficiary may elect to:

•
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

◦	If the surviving spouse is a Covered Life, then the For Life Guarantee remains effective on and after the Continuation Date.

If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void. However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

◦
For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee. The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

◦
If the surviving spouse is a Covered Life and a GWB adjustment provision is in force on the continuation date then the provision will continue to apply in accordance with the applicable GWB adjustment provision rules above. The GWB adjustment date will continue to be based on the original effective date of the endorsement or the youngest Covered Life's attained age, as applicable.

If the surviving spouse is not a Covered Life, any GWB adjustment is null and void.

◦	Step-Ups will continue as permitted in accordance with the Step-Up rules above.

◦	Contract Anniversaries will continue to be based on the original Contract's Issue Date.

◦	If the surviving spouse is a Covered Life, the GAWA percentage will continue to be calculated and/or recalculated based on the youngest Covered Life's attained age.

◦
If the surviving spouse is not a Covered Life and if the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age on the continuation date. The GAWA percentage will not change on future Step-Ups.

◦
The Latest Income Date is based on the age of the surviving spouse. Please refer to “Annuitization” subsection below for information regarding the additional Income Options available on the Latest Income Date.

◦	A new joint Owner may not be added in a non-qualified Contract if a surviving spouse continues the Contract.

•
Continue the Contract without this GMWB (GMWB is terminated) if the surviving spouse is not a Covered Life. Thereafter, no GMWB charge will be assessed. If the surviving spouse is a Covered Life, the Contract cannot be continued without this GMWB.

•
Add another GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the spousal Beneficiary's eligibility, and provided that this GMWB was terminated on the Continuation Date.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 156.

Termination. This GMWB terminates subject to a prorated GMWB Charge assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

In surrendering your Contract, you will receive the Contract Value less any applicable charges and adjustments and not the GWB or the GAWA you would have received under this GMWB.

•	Conversion of this GMWB (if conversion is permitted);

•
The date of death of the Owner (or either joint Owner), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB (continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee if the surviving spouse is a Covered Life);

•	The Continuation Date on a Contract if the spousal Beneficiary, who is not a Covered Life, elects to continue the Contract without the GMWB; or

•	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

Annuitization.

Joint Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life. The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age at the time of election of this option. The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary and the spousal Beneficiary is not a Covered Life in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 49 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus. The primary purpose of the bonus is to act as an incentive for you to defer taking withdrawals. A bonus equal to 6% of the Bonus Base (defined below) will be applied to the GWB at the end of each Contract Year within the Bonus Period (also defined below) if no withdrawals are taken during that Contract Year. The bonus enables the GWB and GAWA to increase in a given Contract Year (even during a down market relative to your Contract Value allocated to the Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. This description of the bonus feature is supplemented by the examples in Appendix C, particularly example 8. The box below has more information about the bonus, including:

•	How the bonus is calculated;

•	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;

•	For how long the bonus is available; and

•	When and what happens when the bonus is applied to the GWB.

The bonus equals 6% of the Bonus Base, which is an amount that may vary after this GMWB is added to the Contract, as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; and withdrawals of asset allocation and advisory fees.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium payment net of any applicable premium taxes.
●	With any Step-Up (if the GWB increases upon step-up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.

The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 6% of the Bonus Base.
●	If the Bonus is applied after the first withdrawal (in a prior year), the GAWA is then recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment or BDB.
The Bonus is only available during the Bonus Period. The Bonus Period begins on the effective date of this GMWB endorsement. In addition, the Bonus Period will re-start at the time the Bonus Base increases due to a Step-Up so long as the Step-Up occurs on or before the Contract Anniversary immediately following the youngest Covered Life's 80th birthday. (See example below.)

The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following (1) the effective date of the endorsement or (2) the most recent increase to the Bonus Base due to a Step-Up, if later; or
●	The date the Contract Value is zero.
The Bonus Base will continue to be calculated even after the Bonus Period expires. Therefore, it is possible for the Bonus Period to expire and then re-start on a later Contract Anniversary if the Bonus Base increases due to a Step-Up.

The purpose of the re-start provision is to extend the period of time over which the Owner is eligible to receive a bonus. For example, assume this GMWB was added to a Contract on December 1, 2009. At that time, the bonus period is scheduled to expire on December 1, 2019 (which is the tenth Contract Anniversary following the effective date of the endorsement). If a Step-Up increasing the Bonus Base occurs on the third Contract Anniversary following the effective date of the endorsement (December 1, 2012), and the youngest Covered Life is younger than age 80, the Bonus Period will re-start and will be scheduled to expire on December 1, 2022. Further, assuming that the next Bonus Base increase due to a Step-Up does not occur until December 1, 2024 (which is two years after the Bonus Period in this example expired) and that the youngest Covered Life is still younger than age 80 at that time, the Bonus Period would re-start on December 1, 2024, and would be scheduled to expire on December 1, 2034. (Please also see Examples 6 and 7 in Appendix C for more information regarding the re-start provision.)

Spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.

For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up (“LifeGuard Select”).

This is a Guaranteed Minimum Withdrawal Benefit (GMWB) that guarantees the withdrawal of a minimum annual amount for the duration of the life of the Owner (or, in the case of joint Owners, until the death of the first Owner to die) regardless of the performance of the underlying investment options. This benefit may be appropriate for those individuals who are looking for a number of features, within the GMWB, that may offer a higher level of guarantee and who are not averse to allowing Jackson to transfer assets between investment options, on a formulaic basis, in order to protect its risk.

PLEASE NOTE: EFFECTIVE MAY 1, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The following description of this GMWB is supplemented by the examples in Appendix C, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the Step-Ups, example 8 for the bonus, example 11 for the guaranteed withdrawal balance adjustment and example 12 for transfer of assets. This GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

•	The Owner's life (the “For Life Guarantee”) if the For Life Guarantee is in effect;

The For Life Guarantee is based on the life of the first Owner to die with joint Owners. There are also other GMWB options for joint Owners that are spouses, as described elsewhere in this prospectus.

For the Owner that is a legal entity, the For Life Guarantee is based on the Annuitant's life (or the life of the first Annuitant to die if there is more than one Annuitant).

The For Life Guarantee becomes effective when this GMWB is added to the Contract.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event the Contract Value is reduced to zero.

Or

•
If the For Life Guarantee is not in effect, until the earlier of (1) the death of the Owner (or any joint Owner) or (2) all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB depends on when this GMWB is added to the Contract (as explained below).

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB. But PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 55 to 80 years old (proof of age is required) and may be added to a Contract on the Issue Date or any Contract Anniversary. At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. The Owner may terminate this GMWB on any Contract Anniversary but a request for termination must be received in writing in Good Order within 30 calendar days' prior to the Contract Anniversary. This GMWB may also be terminated by a Beneficiary who is the Owner's spouse, who, upon the Owner's death, may elect to continue the Contract without the GMWB. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract). We allow ownership changes of a Contract with this GMWB when the Owner is a legal entity – to another legal entity or the Annuitant. Otherwise, ownership changes are not allowed. When the Owner is a legal entity, changing Annuitants is not allowed. Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

The For Life Guarantee becomes effective on the Contract Issue Date.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value.
The GAWA is determined based on the Owner's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

The For Life Guarantee becomes effective on the Contract Anniversary on which the endorsement is added.

Premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value on that date. The GWB can never be more than $5 million (including upon Step-Up, the application of the GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE: Upon the Owner's death, the For Life Guarantee is void. However, this GMWB may be continued by a spousal Beneficiary without the For Life Guarantee. Please see the “Spousal Continuation” subsection below for more information.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal. The GAWA percentage varies according to age group and is determined based on the Owner's attained age at the time of the first withdrawal. If there are joint Owners, the GAWA percentage is based on the attained age of the oldest joint Owner. (In the examples in Appendix C and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.) The GAWA percentage for each age group is:

Ages	GAWA Percentage
55 – 74	5%
75 – 84	6%
85+	7%

Withdrawals cause the GWB to be recalculated. Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). If the GWB falls below the GAWA, the GAWA will be reset to equal the GWB. This may occur, when over time, payment of guaranteed withdrawals is nearly complete and the GWB has been depleted. For GMWBs issued before September 28, 2009, the GAWA is reset to equal the GWB if the For Life Guarantee is not in effect and the GWB is less than the GAWA after any withdrawal. For GMWBs issued on or after September 28, 2009, the GAWA will be reset to equal the GWB if the For Life Guarantee is not in effect and the GWB is less than the GAWA at the end of a Contract Year. The tables below clarify what happens in each instance. RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. (There is no RMD for non-qualified Contracts.)

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix C supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
For GMWBs issued before September 28, 2009, the GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.
For GMWBs issued on or after September 28, 2009, the GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA and the For Life Guarantee is not in effect, the GAWA is set equal to the GWB.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix C). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount. The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	If the For Life Guarantee is in force, the GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.
●
If the For Life Guarantee is not in force, the GAWA is equal to :

•    The GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal (see below), Or

•    For GMWBs issued before September 28, 2009, the GWB after the withdrawal, if less.

The Excess Withdrawal is defined to be the lesser of:

•	The total amount of the current partial withdrawal, Or

•	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any charges and/or adjustments. Any withdrawals from Contract Value allocated to a guaranteed fixed account option may be subject to an excess interest adjustment.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's standard death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts and withdrawals of asset allocation and advisory fees. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 157.

If the age of any Owner is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. If the age at election of the Owner (or oldest joint Owner) falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES: Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract. You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements. If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges and we will impose those charges, which will be reflected in the confirmation of the transaction. For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center. Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. But with this GMWB, the GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the 2017 Contract Year (ending June 30) is $10. The RMDs for calendar years 2016 and 2017 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2016 and $8 in each of the two halves of calendar year 2017, then at the time the withdrawal in the first half of calendar year 2017 is taken, the Owner will have withdrawn $15. Because the sum of the Owner's withdrawals for the 2017 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1946, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2016 RMD) until March 30, 2017, he may still take the 2017 RMD before the next Contract Year begins, June 30, 2017 without exposing the GWB and GAWA to the possibility of adverse recalculation. However, if he takes his second RMD (the 2017 RMD) after June 30, 2017, he should wait until the next Contract Year begins (that is after June 30, 2018) to take his third RMD (the 2018 RMD) because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix C, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

200 % Guaranteed Withdrawal Balance Adjustment. (If this GMWB was added to your Contract before September 28, 2009, this endorsement provision was referred to as the “Guaranteed Withdrawal Balance Adjustment" and the "GWB Adjustment".) If no withdrawals are taken from the Contract on or prior to the 200% GWB Adjustment Date (as defined below), then you will receive a 200% GWB adjustment.

The 200% GWB Adjustment Date is the later of:

•	The Contract Anniversary on or immediately following the Owner's (or oldest joint Owner's) 70th birthday, Or

•	The 10th Contract Anniversary following the effective date of this endorsement.

The 200% GWB adjustment is determined as follows:

•	On the effective date of this endorsement, the 200% GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

•
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the 200% GWB adjustment is recalculated to equal the 200% GWB adjustment prior to the premium payment plus 200% of the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix C.)

•
With each subsequent premium received on or after the first Contract Anniversary following this GMWB's effective date, the 200% GWB adjustment is recalculated to equal the 200% GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix C.)

If no partial withdrawals are taken on or prior to the 200% GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the 200% GWB adjustment. No adjustments are made to the Bonus Base or the GMWB Death Benefit. Once the GWB is re-set, this 200% GWB adjustment provision terminates. In addition, if a withdrawal is taken on or before the 200% GWB Adjustment Date, this 200% GWB adjustment provision terminates without value. (Please see example 11 in Appendix C for an illustration of this 200% GWB adjustment provision.)

400 % Guaranteed Withdrawal Balance Adjustment. If this GMWB was added to your Contract on or after September 28, 2009 and no withdrawals are taken from the Contract on or prior to the 400% GWB Adjustment Date (as defined below), then you will receive a 400% GWB adjustment.

The 400% GWB Adjustment Date is the 20th Contract Anniversary following the effective date of this endorsement. The 400% GWB adjustment is determined as follows:

•	On the effective date of this endorsement, the 400% GWB adjustment is equal to 400% of the GWB, subject to a maximum of $5,000,000.

•
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the 400% GWB adjustment is recalculated to equal the 400% GWB adjustment prior to the premium payment plus 400% of the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix C.)

•
With each subsequent premium received on or after the first Contract Anniversary following this GMWB's effective date, the 400% GWB adjustment is recalculated to equal the 400% GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix C.)

If no partial withdrawals are taken on or prior to the 400% GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the 400% GWB adjustment. No adjustments are made to the Bonus Base or the GMWB Death Benefit. Once the GWB is re-set, this 400% GWB adjustment provision terminates. In addition, if a withdrawal is taken on or before the 400% GWB Adjustment Date, this 400% GWB adjustment provision terminates without value. (Please see example 11 in Appendix C for an illustration of a 400% GWB adjustment provision.)

PLEASE NOTE: If you purchase this GMWB when you are 76 years old or older, you will be ineligible for the 400% GWB adjustment. Since the 400% GWB Adjustment Date is the 20th Contract Anniversary following the effective date of this endorsement, and since the Latest Income Date (on which all benefits under this GMWB terminate) for this annuity Contract is the Contract Anniversary on or next following the date on which the Owner attains age 95, the 400% GWB Adjustment will be of no benefit to you unless you are 75 years old or younger when you purchase this GMWB.

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments. The GWB can never be more than $5 million. See Example 3b in Appendix C to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up. On each Contract Anniversary following the effective date of this GMWB, if the highest quarterly Contract Value is greater than the GWB, the GWB will be automatically re-set to the highest quarterly Contract Value (a “Step-Up”).

With a Step-Up –	The GWB equals the highest quarterly Contract Value (subject to a $5 million maximum).
If the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

The highest quarterly Contract Value equals the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the Step-Up is determined. The quarterly adjusted Contract Value equals the Contract Value on the Contract Quarterly Anniversary, plus any premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable premium taxes, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary. When determining the quarterly adjusted Contract Value on a Contract Anniversary, the quarterly adjusted Contract Value will be determined prior to any automatic transfer, as required under this GMWB's Transfer of Assets provision (see below), occurring on the Contract Anniversary.

Partial withdrawals will affect the quarterly adjusted Contract Value as follows:

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
	●	The quarterly adjusted Contract Value before the withdrawal less the withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
●
The quarterly adjusted Contract Value prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

Upon Step-Up on or after the 5th Contract Anniversary (11th Contract Anniversary if this endorsement is added to the Contract before September 28, 2009) following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge of 1.50% (1.20% if this endorsement is added to the Contract before September 28, 2009). You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups. Such election must be received in Good Order prior to the Contract Anniversary. Please be aware that, if this endorsement is added to the Contract on or after September 28, 2009, election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. (Please see the “Bonus” subsection below for more information.) Also know that you may subsequently elect to reinstate the Step-Up provision (together with the GWB bonus provision, if this endorsement is added to the Contract on or after September 28, 2009) at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon Step-Up, the applicable GMWB charge will be reflected in your confirmation.

GMWB Death Benefit. Upon the death of the Owner (or death of any joint Owner) while the Contract is still in force, the Contract's death benefit payable is guaranteed not to be less than the GMWB death benefit. On the effective date of this GMWB endorsement, the GMWB death benefit is equal to the GWB. With each subsequent Premium received after this endorsement is effective, the GMWB death benefit is recalculated to equal the GMWB death benefit prior to the premium plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5 million.

Partial withdrawals will affect the GMWB death benefit as follows:

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GMWB death benefit is equal to the greater of:
	●	The GMWB death benefit before the withdrawal less the withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GMWB death benefit is equal to the greater of:
●
The GMWB death benefit prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

The GMWB death benefit is not adjusted upon Step-Up, the application of any bonus, or the application of the GWB adjustment. The GMWB death benefit will terminate on the date the Contract Value is zero and no death benefit will be payable, including this Contract's basic death benefit or any optional death benefit. The GMWB death benefit will also terminate and will not be included in any applicable continuation adjustment should this GMWB be continued through Spousal continuation of a Contract.

Transfer of Assets. This GMWB requires automatic transfers between your elected Investment Divisions/guaranteed fixed account options and the GMWB Fixed Account in accordance with the non-discretionary formulas defined in the Transfer of Assets Methodology found in Appendix D. The formulas are generally designed to mitigate the financial risks to which we are subjected by providing this GMWB's guarantees. By electing this GMWB, you are giving control to us of all or a portion of your Contract Value. By way of the non-discretionary formulas, we determine whether to make a transfer and the amount of any transfer.

Under this automatic transfer provision, we monitor your Contract Value each Contract Monthly Anniversary and, if necessary, systematically transfer amounts between your elected Investment Divisions/guaranteed fixed account options and the GMWB Fixed Account. Amounts transferred to the GMWB Fixed Account will be transferred from each Investment Division/guaranteed fixed account option in proportion to their current value. Transfers from guaranteed fixed account options will be subject to an excess interest adjustment, if applicable. There is no excess interest adjustment on transfers from the GMWB Fixed Account.

Generally, automatic transfers to the GMWB Fixed Account from your elected Investment Divisions/guaranteed fixed account options will occur when your Contract Value declines due to withdrawals or negative investment returns. However, there may be an automatic transfer to the GMWB Fixed Account even when you experience positive investment returns if your Contract Value does not sufficiently increase relative to the projected value of the benefits, as reflected in the use of the GAWA and annuity factors in the Liability calculation under the Transfer of Assets Methodology (see Appendix D for the Liability formula, the calculation of which is designed to represent the projected value of this GMWB's benefits). In other words, any increase in the GAWA (due to, for example, a premium payment, a Step-Up, the application of any bonus or the application of the GWB adjustment) may also cause an automatic transfer to the GMWB Fixed Account from your elected Investment Divisions/guaranteed fixed account options.

For an example of how this Transfer of Assets provision and the non-discretionary formulas work, let us assume that, on your first Contract Monthly Anniversary, your annuity factor is 15.26, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $0, your Separate Account Contract Value is $95,000 and your Fixed Account Contract Value is $5,000. Your Liability would then be $91,560, which is your GAWA multiplied by your annuity factor. Using the Liability amount, a ratio is then calculated that determines whether a transfer is necessary. Generally, if the ratio is lower than 77%, funds will be transferred from the GMWB Fixed Account. If the ratio is more than 83%, then funds are transferred to the GMWB Fixed Account.

In this example, the ratio is 91.56, which is the Liability amount ($91,560) minus any GMWB Fixed Account Contract Value ($0), then divided by the sum of the Separate Account Contract Value ($95,000) and the Fixed Account Contract Value ($5,000). Since the ratio is more than the 83%, funds are transferred to the GMWB Fixed Account from the Investment Divisions and the Fixed Account.

Regarding the amount to be transferred when the ratio is above 83%, the amount is determined by taking the lesser of (a) the Separate Account Value plus the Fixed Account Contract Value; or (b) the Liability amount minus the GMWB Fixed Account Contract Value, less 80% of the Separate Account Value and the Fixed Account Contract Value, divided by 20% (1-80%). Applying this calculation to our example, (a) would be $100,000 [$95,000 + $5,000] and (b) would be $57,800 [($91,560 - $0 - 0.80*($95,000 + $5,000)) / (1 - .80)] so the lesser of the two and, therefore, the amount transferred to the GMWB Fixed Account is $57,800.

To determine how much of the $57,800 transfer is taken from the Fixed Account and how much from the Investment Divisions, we multiply the transfer amount by the proportion of the Contract Value in each the Fixed Account and the Investment Divisions before the transfer. That is, of the $100,000 total Contract Value in our example, 5% of it was in the Fixed Account ($5,000 /$100,000) and 95% of it was in the Investment Divisions ($95,000/$100,000); therefore, $2,890 ($57,800 multiplied by 5%) is transferred from the Fixed Account to the GMWB Fixed Account and $54,910 ($57,800 multiplied by 95%) is transferred from the Investment Divisions to the GMWB Fixed Account. After the transfer in this example, the GMWB Fixed Account Contract Value is $57,800, the Separate Account Contract Value is $40,090 and the Fixed Account Contract Value is $2,110.

For more information regarding the example above and to see this Transfer of Assets Provision applied using other assumptions, please see Example 12 in Appendix C. Please also see the Transfer of Assets Methodology in Appendix D, which contains the non-discretionary formulas.

By electing this GMWB, it is possible that a significant amount of your Contract Value – possibly your entire Contract Value – may be transferred to the GMWB Fixed Account. It is also possible that amounts in the GMWB Fixed Account will never be transferred back to your elected Investment Divisions/guaranteed fixed account options. If any of your Contract Value is automatically transferred to and held in the GMWB Fixed Account, less of your Contract Value may be allocated to the Investment Divisions, which will limit your participation in any market gains and limit the potential for any Step-Ups and increases in your GAWA. If you are uncomfortable with the possibility of some or all of your Contract Value being automatically moved into the GMWB Fixed Account, this particular GMWB may not be appropriate for you.

Amounts transferred from the GMWB Fixed Account will be allocated to the Investment Divisions and guaranteed fixed account options according to your most recent allocation instructions on file with us. The automatic transfers under this Transfer of Assets provision will not count against the 15 free transfers in a Contract Year. No adjustment will be made to the GWB, GAWA, GWB adjustment, GMWB death benefit or Bonus Base as a result of these transfers. You will receive a confirmation statement reflecting the automatic transfer of any Contract Value to and from the GMWB Fixed Account.

Once you purchase your Contract, the non-discretionary formulas are fixed and not subject to change. However, we reserve the right to change the formulas for Contracts issued in the future.

Guaranteed Minimum Withdrawal Benefit Fixed Account. A certain percentage of the value in your Contract, as explained above, may be allocated to the GMWB Fixed Account in accordance with non-discretionary formulas. You may not allocate additional monies to the GMWB Fixed Account. The Contract Value in the GMWB Fixed Account is credited with a specific interest rate. The interest rate initially declared for each transfer to the GMWB Fixed Account will remain in effect for a period of not less than one year. GMWB Fixed Account interest rates for subsequent periods may be higher or lower than the rates previously declared. The interest rate is credited daily to the Contract Value in the GMWB Fixed Account and the rate may vary by state but will never be less than 3%. Please contact us at the Annuity Service Center or contact your representative to obtain the currently declared GMWB Fixed Account interest rate for your state. Our contact information is on the cover page of this prospectus.

Contract charges deducted from the guaranteed fixed account and Investment Divisions are also deducted from the GMWB Fixed Account in accordance with your Contract's provisions. The deduction of charges may cause an automatic transfer under the Transfer of Assets provision. DCA, DCA+, Earnings Sweep and Automatic Rebalancing are not available to or from the GMWB Fixed Account. There is no excess interest adjustment on transfers, withdrawals or deductions from the GMWB Fixed Account. Transfers to and from the GMWB Fixed Account are automatic; you may not choose to transfer amounts to and from the GMWB Fixed Account.

Contract Value Is Zero. With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the Owner (or the death of any joint Owner), so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase. The last payment will not exceed the remaining GWB at the time of payment. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the Owner's (or oldest joint Owner's) attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
For GMWBs issued before September 28, 2009, the GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.
For GMWBs issued on or after September 28, 2009, the GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA and the For Life Guarantee is not in effect, the GAWA is set equal to the GWB.

Payments are made on the periodic basis you elect, but no less frequently than annually. If you die, all rights under your Contract cease. No subsequent premium payments will be accepted. All optional endorsements terminate without value. And no death benefit is payable, including the GMWB death benefit.

Spousal Continuation. In the event of the Owner's death (or the first Owner's death with joint Owners), the Beneficiary who is the Owner's spouse may elect to:

•
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

◦	Upon the Owner's death, the For Life Guarantee is void.

◦	Only the GWB is payable while there is value to it (until depleted).

◦	The GMWB death benefit is void and will not be included in the continuation adjustment.

◦	The GWB adjustment provisions are void.

◦	The Bonus provision is void.

◦	Step-Ups will continue as permitted; otherwise, the above rules for Step-Ups apply.

◦	Contract Anniversaries will continue to be based on the Contract's Issue Date.

◦	The Liability factors for the transfer of assets formulas (see Appendix D) will continue to be based on the duration since the effective date of the GMWB endorsement.

◦	If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of death.

◦
The Latest Income Date is based on the age of the surviving spouse. Please refer to the “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

◦	The spousal Beneficiary may terminate the GMWB on any subsequent Contract Anniversary.

•	Continue the Contract without this GMWB (GMWB is terminated).

◦	The GMWB death benefit will be included in the calculation of the continuation adjustment.

◦	The GMWB Fixed Account value will be transferred to the Investment Divisions and guaranteed fixed account options based on the current premium allocation for the Contract.

•
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – whether or not the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 156.

Termination. This GMWB terminates subject to a prorated GMWB Charge, when applicable, assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

•	The Contract Anniversary following the Company's receipt of the Owner's request for termination in Good Order;

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

•	Conversion of this GMWB (if conversion is permitted);

•	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;

•	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or

•	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

If this GMWB is terminated and the Contract remains in force, the GMWB Fixed Account value will be transferred to the Investment Divisions and guaranteed fixed account options based on the current premium allocation for the Contract.

Annuitization.

Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of the Owner (or, with joint Owners, the lifetime of joint Owner who dies first). The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the Owner (or the first Owner's death with joint Owners), and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if the Owner dies before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the Owner's (or oldest joint Owner's) attained age at the time of election of this option. The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary upon the death of the original Owner, in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 49 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus. The description of the bonus feature is supplemented by the examples in Appendix C, particularly example 8. The bonus is an incentive for you not to utilize this GMWB (take withdrawals) during a limited period of time, subject to conditions and limitations, allowing the GWB and GAWA to increase (even in a down market relative to your Contract Value allocated to any Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. The bonus is a percentage of a sum called the Bonus Base (defined below). The box below has more information about the bonus, including:

•	How the bonus is calculated;

•	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;

•	For how long the bonus is available; and

•	When and what happens when the bonus is applied to the GWB.

The bonus equals 7% and is based on a sum that may vary after this GMWB is added to the Contract (the “Bonus Base”), as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; and withdrawals of asset allocation and advisory fees.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium net of any applicable premium taxes.
●	With any Step-Up (if the GWB increases upon Step-Up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The Bonus is available for a limited time (the “Bonus Period”). The Bonus Period begins on the effective date of this GMWB endorsement and will re-start at the time of a Bonus Base Step-Up if the Bonus Base increases due to the Step-Up and if the Step-Up occurs on or before the Contract Anniversary immediately following the Owner’s (if Joint Owners, the oldest Owner’s) 80th birthday. The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following the effective date of the endorsement or the most recent Bonus Base Step-Up, if later; or
●	The date the Contract Value is zero.
○
The Bonus Base will continue to be calculated even after the bonus Period expires. Therefore, it is possible for the Bonus Period to expire and then re-start at a later date if the bonus Base increases due to a Step-Up.

This GWB Bonus provision is terminated when this GMWB is terminated or if this GMWB is continued through Spousal continuation of a Contract; Contract Anniversaries are based on the Contract's Issue Date.

The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 7% of the Bonus Base.
●	If the Bonus is applied after the first withdrawal, the GAWA is recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment, or GMWB death benefit.

Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up (“LifeGuard Select With Joint Option”).

This is a Guaranteed Minimum Withdrawal Benefit (GMWB) that guarantees the withdrawal of a minimum annual amount for the duration of the life of the Owner and the Owner's spouse regardless of the performance of the underlying investment options. This benefit may be appropriate for those individuals who are looking for a number of features, within the GMWB, that may offer a higher level of guarantee and who are not averse to allowing Jackson to transfer assets between investment options, on a formulaic basis, in order to protect its risk.

PLEASE NOTE: EFFECTIVE MAY 1, 2010, THIS ENDORSEMENT IS NO LONGER AVAILABLE TO ADD TO A CONTRACT.

The following description of this GMWB is supplemented by the examples in Appendix C, particularly example 2 for the varying benefit percentage, examples 6 and 7 for the Step-Ups, example 8 for the bonus, example 11 for the guaranteed withdrawal balance adjustment and example 12 for transfer of assets.

The election of this GMWB under a non-qualified Contract requires the joint Owners to be spouses (as defined under the Internal Revenue Code) and each joint Owner is considered to be a “Covered Life.”

The Owners cannot be subsequently changed and new Owners cannot be added. Upon death of either joint Owner, the surviving joint Owner will be treated as the primary Beneficiary and all other Beneficiaries will be treated as contingent Beneficiaries. The For Life Guarantee will not apply to these contingent Beneficiaries, as they are not Covered Lives.

This GMWB is available on a limited basis under non-qualified Contracts for certain kinds of legal entities, such as (i) custodial accounts where the spouses are the joint Annuitants and (ii) trusts where the spouses are the sole beneficial owners, and the For Life Guarantee is based on the Annuitant's life who dies last.

Tax-qualified Contracts cannot be issued to joint Owners and require the Owner and Annuitant to be the same person. Under a tax-qualified Contract, the election of this GMWB requires the Owner and primary Beneficiary to be spouses (as defined in the Internal Revenue Code). The Owner and only the primary spousal Beneficiary named at the election of this GMWB under a tax-qualified Contract will also each be considered a Covered Life, and these Covered Lives cannot be subsequently changed.

In certain circumstances we may permit the elimination of a joint Owner Covered Life or primary spousal Beneficiary Covered Life in the event of divorce. In such cases, new Covered Lives may not be named.

For tax-qualified Contracts, the Owner and primary spousal Beneficiary cannot be changed while both are living. If the Owner dies first, the primary spousal Beneficiary will become the Owner upon Spousal Continuation and he or she may name a Beneficiary; however, that Beneficiary is not considered a Covered Life. Likewise, if the primary spousal Beneficiary dies first, the Owner may name a new Beneficiary; however, that Beneficiary is also not considered a Covered Life and consequently the For Life Guarantee will not apply to the new Beneficiary.

For both non-qualified and tax-qualified Contracts, this GMWB guarantees partial withdrawals during the Contract's accumulation phase (i.e., before the Income Date) for the longer of:

•	The lifetime of the last surviving Covered Life if the For Life Guarantee is in effect;

The For Life Guarantee becomes effective when this GMWB is added to the Contract.

So long as the For Life Guarantee is in effect, withdrawals are guaranteed even in the event the Contract Value is reduced to zero.

Or

•
If the For Life Guarantee is not in effect, until the earlier of (1) the death of the Owner (or any joint Owner) or (2) all withdrawals under the Contract equal the Guaranteed Withdrawal Balance (GWB), without regard to Contract Value.

The GWB depends on when this GMWB is added to the Contract (as explained below).

Because of the For Life Guarantee, your withdrawals could amount to more than the GWB. But PLEASE NOTE: The guarantees of this GMWB are subject to the endorsement's terms, conditions, and limitations that are explained below.

Please consult the representative who is helping, or who helped, you purchase your Contract to be sure that this GMWB ultimately suits your needs.

This GMWB is available to Owners 55 to 80 years old (proof of age is required) and may be added to a Contract on the Issue Date or any Contract Anniversary. The Owner may terminate this GMWB on any Contract Anniversary but a request for termination must be received in writing in Good Order within 30 calendar days' prior to the Contract Anniversary. This GMWB may also be terminated by a spousal Beneficiary who is not a Covered Life, who, upon the Owner's death, may elect to continue the Contract without the GMWB. To continue joint GMWB coverage upon the death of the Owner (or the death of either joint Owner of a non-qualified Contract), provided that the other Covered Life is still living, the Contract must be continued by election of Spousal Continuation. Upon continuation, the spouse becomes the Owner and obtains all rights as the Owner.

At least 30 calendar days' prior notice and proof of age is required for Good Order to add this GMWB to a Contract on a Contract Anniversary. This GMWB is not available on a Contract that already has a GMWB (only one GMWB per Contract). Availability of this GMWB may be subject to further limitation.

There is a limit on withdrawals each Contract Year to keep the guarantees of this GMWB in full effect – the greater of the Guaranteed Annual Withdrawal Amount (GAWA) and for certain tax-qualified Contracts, the required minimum distribution (RMD) under the Internal Revenue Code. Withdrawals exceeding the limit do not invalidate the For Life Guarantee, but cause the GWB and GAWA to be recalculated.

Election. The GWB depends on when this GMWB is added to the Contract, and the GAWA derives from the GWB.

When this GMWB is added to the Contract on the Issue Date –	The GWB equals initial premium net of any applicable premium taxes.
The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

The For Life Guarantee becomes effective on the Contract Issue Date.

When this GMWB is added to the Contract on any Contract Anniversary –	The GWB equals Contract Value.
The GAWA is determined based on the youngest Covered Life's attained age at the time of first withdrawal and equals the GAWA percentage multiplied by the GWB prior to the partial withdrawal. See the GAWA percentage table below.

The For Life Guarantee becomes effective on the Contract Anniversary on which the endorsement is added.

Premium (net of any applicable premium taxes) is used to calculate the GWB when this GMWB is added to the Contract on the Issue Date. If you were to instead add this GMWB to your Contract post issue on any Contract Anniversary, the GWB is calculated based on Contract Value on that date. The GWB can never be more than $5 million (including upon Step-Up, the application of the GWB adjustment or the application of any bonus), and the GWB is reduced by each withdrawal.

PLEASE NOTE: Upon the Owner's death, the For Life Guarantee is void unless this GMWB is continued by a spousal beneficiary who is a Covered Life. However, it is possible for this GMWB to be continued without the For Life Guarantee by a spousal Beneficiary who is not a Covered Life. Please see the “Spousal Continuation” subsection below for more information.

Withdrawals. The GAWA percentage and the GAWA are determined at the time of the first withdrawal. The GAWA is equal to the GAWA percentage multiplied by the GWB prior to the partial withdrawal. The GAWA percentage varies according to age group and is determined based on the youngest Covered Life's attained age at the time of the first withdrawal. (In the examples in Appendix C and elsewhere in this prospectus we refer to this varying GAWA percentage structure as the “varying benefit percentage”.) The GAWA percentage for each age group is:

Ages	GAWA Percentage
55 – 74	5%
75 – 84	6%
85+	7%

Withdrawals cause the GWB to be recalculated. Withdrawals may also cause the GAWA to be recalculated, depending on whether or not the withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the GAWA, or for certain tax-qualified Contracts only, the RMD (if greater than the GAWA). If the GWB falls below the GAWA, the GAWA will be reset to equal the GWB. This may occur, when over time, payment of guaranteed withdrawals is nearly complete and the GWB has been depleted. For GMWBs issued before September 28, 2009, the GAWA is reset to equal the GWB, if the For Life Guarantee is not in effect and the GWB is less than the GAWA after any withdrawal. For GMWBs issued on or after September 28, 2009, the GAWA will be reset to equal the GWB if the For Life Guarantee is not in effect and the GWB is less than the GAWA at the end of a Contract Year. The tables below clarify what happens in each instance. RMD denotes the required minimum distribution under the Internal Revenue Code for certain tax-qualified Contracts only. (There is no RMD for non-qualified Contracts.)

For certain tax-qualified Contracts, this GMWB allows withdrawals greater than GAWA to meet the Contract's RMD without compromising the endorsement's guarantees. Examples 4, 5 and 7 in Appendix C supplement this description. Because the intervals for the GAWA and RMDs are different, namely Contract Years versus calendar years, and because RMDs are subject to other conditions and limitations, if your Contract is a tax-qualified Contract, then please see “RMD NOTES” below for more information.

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the withdrawal less the withdrawal; Or
	●	Zero.
For GMWBs issued before September 28, 2009, the GAWA:
	●	Is unchanged while the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before the withdrawal, or the GWB after the withdrawal.
For GMWBs issued on or after September 28, 2009, the GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA and the For Life Guarantee is not in effect, the GAWA is set equal to the GWB.

The GAWA is not reduced if all withdrawals during any one Contract Year do not exceed the greater of the GAWA or RMD, as applicable. You may withdraw the greater of the GAWA or RMD, as applicable, all at once or throughout the Contract Year. Withdrawing less than the greater of the GAWA or RMD, as applicable, in a Contract Year does not entitle you to withdraw more than the greater of the GAWA or RMD, as applicable, in the next Contract Year. The amount you may withdraw each Contract Year and not cause the GWB and GAWA to be recalculated does not accumulate.

Withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year causes the GWB and GAWA to be recalculated (see below and Example 5 in Appendix C). In recalculating the GWB, the GWB could be reduced by more than the withdrawal amount. The GAWA is also likely to be reduced. Therefore, please note that withdrawing more than the greater of the GAWA or RMD, as applicable, in a Contract Year may have a significantly negative impact on the value of this benefit.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GWB is recalculated, equaling the greater of:
●
The GWB prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see below), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.
The GAWA is recalculated as follows:
	●	If the For Life Guarantee is in force, the GAWA prior to the partial withdrawal is reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal.
●
If the For Life Guarantee is not in force, the GAWA is equal to:

•    The GAWA prior to the partial withdrawal reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal (see below), Or

•    For GMWBs issued before September 28, 2009, the GWB after the withdrawal, if less.

The Excess Withdrawal is defined to be the lesser of:

•	The total amount of the current partial withdrawal, Or

•	The amount by which the cumulative partial withdrawals for the current Contract Year exceeds the greater of the GAWA or the RMD, as applicable.

Withdrawals under this GMWB are assumed to be the total amount deducted from the Contract Value, including any charges and/or adjustments. Any withdrawals from Contract Value allocated to a guaranteed fixed account option may be subject to an excess interest adjustment.

Withdrawals under this GMWB are considered the same as any other partial withdrawals for the purposes of calculating any other values under the Contract and any other endorsements (for example, the Contract's standard death benefit). All withdrawals count toward the total amount withdrawn in a Contract Year, including systematic withdrawals, RMDs for certain tax-qualified Contracts and withdrawals of asset allocation and advisory fees. They are subject to the same restrictions and processing rules as described in the Contract. They are also treated the same for federal income tax purposes. For more information about tax-qualified and non-qualified Contracts, please see “TAXES” beginning on page 157.

If the age of any Covered Life is incorrectly stated at the time of election of the GMWB, on the date the misstatement is discovered, the GWB and the GAWA will be recalculated based on the GAWA percentage applicable at the correct age. If the age at election of either Covered Life's falls outside the allowable age range, the GMWB will be null and void and all GMWB charges will be refunded.

RMD NOTES: Notice of an RMD is required at the time of your withdrawal request, and there is an administrative form for such notice. The administrative form allows for one time or systematic withdrawals. Eligible withdrawals that are specified as RMDs may only be taken based on the value of the Contract to which the endorsement applies, even where the Internal Revenue Code allows for the taking of RMDs for multiple contracts from a single contract. You, as Owner, are responsible for complying with the Internal Revenue Code's RMD requirements. If your requested RMD exceeds our calculation of the RMD for your contract, your request will not be eligible for the waiver of any applicable charges and we will impose those charges, which will be reflected in the confirmation of the transaction. For information regarding the RMD calculation for your Contract, please contact our Annuity Service Center. Our contact information is on the cover page of this prospectus.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. But with this GMWB, the GAWA is based on Contract Years. Because the intervals for the GAWA and RMDs are different, the For Life Guarantee may be more susceptible to being compromised. With tax-qualified Contracts, if the sum of your total partial withdrawals in a Contract Year exceed the greatest of the RMD for each of the two calendar years occurring in that Contract Year and the GAWA for that Contract Year, then the GWB and GAWA could be adversely recalculated, as described above. (If your Contract Year is the same as the calendar year, then the sum of your total partial withdrawals should not exceed the greater of the RMD and the GAWA.) Below is an example of how this modified limit would apply.

Assume a tax-qualified Contract with a Contract Year that runs from July 1 to June 30, and that there are no withdrawals other than as described. The GAWA for the 2017 Contract Year (ending June 30) is $10. The RMDs for calendar years 2016 and 2017 are $14 and $16, respectively.

If the Owner takes $7 in each of the two halves of calendar year 2016 and $8 in each of the two halves of calendar year 2017, then at the time the withdrawal in the first half of calendar year 2017 is taken, the Owner will have withdrawn $15. Because the sum of the Owner's withdrawals for the 2017 Contract Year is less than the higher RMD for either of the two calendar years occurring in that Contract Year, the GWB and GAWA would not be adversely recalculated.

An exception to this general rule is that with the calendar year in which your RMDs are to begin (generally, when you reach age 70 1/2), however, you may take your RMDs for the current and next calendar years during the same Contract Year, as necessary (see example below).

The following example illustrates this exception. It assumes an individual Owner, born January 1, 1946, of a tax-qualified Contract with a Contract Year that runs from July 1 to June 30.
If the Owner delays taking his first RMD (the 2016 RMD) until March 30, 2017, he may still take the 2017 RMD before the next Contract Year begins, June 30, 2017 without exposing the GWB and GAWA to the possibility of adverse recalculation. However, if he takes his second RMD (the 2017 RMD) after June 30, 2017, he should wait until the next Contract Year begins (that is after June 30, 2018) to take his third RMD (the 2018 RMD) because, except for the calendar year in which RMDs begin, taking two RMDs in a single Contract Year could cause the GWB and GAWA to be adversely recalculated (if the two RMDs exceeded the applicable GAWA for that Contract Year).

Examples that are relevant or specific to tax-qualified Contracts, illustrating this GMWB, in varying circumstances and with specific factual assumptions, are at the end of the prospectus in Appendix C, particularly examples 4, 5, and 7.  Please consult the representative who is helping, or who helped, you purchase your tax-qualified Contract, and your tax adviser, to be sure that this GMWB ultimately suits your needs relative to your RMD.

Withdrawals made under section 72(t) or section 72(q) of the Code are not considered RMDs for purposes of preserving the guarantees under this GMWB. Such withdrawals that exceed the GAWA will have the same effect as any withdrawal or excess withdrawal as described above and, consistent with that description, may cause a significant negative impact to your benefit.

200% Guaranteed Withdrawal Balance Adjustment. (If this GMWB was added to your Contract before September 28, 2009, this endorsement provision was referred to as the “Guaranteed Withdrawal Balance Adjustment" and the "GWB Adjustment".) If no withdrawals are taken from the Contract on or prior to the 200% GWB Adjustment Date (as defined below), then you will receive a 200% GWB adjustment.

The 200% GWB Adjustment Date is the later of:

•	The Contract Anniversary on or immediately following the youngest Covered Life's 70th birthday, Or

•	The 10th Contract Anniversary following the effective date of this endorsement.

The 200% GWB adjustment is determined as follows:

•	On the effective date of this endorsement, the 200% GWB adjustment is equal to 200% of the GWB, subject to a maximum of $5,000,000.

•
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the 200% GWB adjustment is recalculated to equal the 200% GWB adjustment prior to the premium payment plus 200% of the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix C.)

•
With each subsequent premium received on or after the first Contract Anniversary following this GMWB's effective date, the 200% GWB adjustment is recalculated to equal the 200% GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix C.)

If no partial withdrawals are taken on or prior to the 200% GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the 200% GWB adjustment. No adjustments are made to the Bonus Base or the GMWB Death Benefit. Once the GWB is re-set, this 200% GWB adjustment provision terminates. In addition, if a withdrawal is taken on or before the 200% GWB Adjustment Date, this 200% GWB adjustment provision terminates without value. (Please see example 11 in Appendix C for an illustration of this 200% GWB adjustment provision.)

400 % Guaranteed Withdrawal Balance Adjustment. If this GMWB was added to your Contract on or after September 28, 2009 and no withdrawals are taken from the Contract on or prior to the 400% GWB Adjustment Date (as defined below), then you will receive a 400% GWB adjustment.

The 400% GWB Adjustment Date is the 20th Contract Anniversary following the effective date of this endorsement. The 400% GWB adjustment is determined as follows:

•	On the effective date of this endorsement, the 400% GWB adjustment is equal to 400% of the GWB, subject to a maximum of $5,000,000.

•
With each subsequent premium received after this GMWB is effective and prior to the first Contract Anniversary following this GMWB's effective date, the 400% GWB adjustment is recalculated to equal the 400% GWB adjustment prior to the premium payment plus 400% of the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix C.)

•
With each subsequent premium received on or after the first Contract Anniversary following this GMWB's effective date, the 400% GWB adjustment is recalculated to equal the 400% GWB adjustment prior to the premium payment plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5,000,000. (See Example 3 in Appendix C.)

If no partial withdrawals are taken on or prior to the 400% GWB Adjustment Date, the GWB will be re-set on that date to equal the greater of the current GWB or the 400% GWB adjustment. No adjustments are made to the Bonus Base or the GMWB Death Benefit. Once the GWB is re-set, this 400% GWB adjustment provision terminates. In addition, if a withdrawal is taken on or before the 400% GWB Adjustment Date, this 400% GWB adjustment provision terminates without value. (Please see example 11 in Appendix C for an illustration of a GWB adjustment provision.)

PLEASE NOTE: If either Covered Life is 76 years old or older when this GMWB is purchased, the 400% GWB adjustment will be of no benefit. Since the 400% GWB Adjustment Date is the 20th Contract Anniversary following the effective date of this endorsement, and since the Latest Income Date (on which all benefits under this GMWB terminate) for this annuity Contract is the Contract Anniversary on or next following the date on which the Owner or either joint Owner (oldest Covered Life) attains age 95, the 400% GWB Adjustment will be of no benefit to you unless both Covered Lives are 75 years old or younger when you purchase this GMWB.

Premiums.

With each subsequent premium payment on the Contract –	The GWB is recalculated, increasing by the amount of the premium net of any applicable premium taxes.
If the premium payment is received after the first withdrawal, the GAWA is also recalculated, increasing by:
	●	The GAWA percentage multiplied by the subsequent premium payment net of any applicable premium taxes; Or
	●	The GAWA percentage multiplied by the increase in the GWB – if the maximum GWB is hit.

We require prior approval for a subsequent premium payment that would result in your Contract having $1 million of premiums in the aggregate. We also reserve the right to refuse subsequent premium payments. The GWB can never be more than $5 million. See Example 3b in Appendix C to see how the GWB is recalculated when the $5 million maximum is hit.

Step-Up. On each Contract Anniversary following the effective date of this GMWB, if the highest quarterly Contract Value is greater than the GWB, the GWB will be automatically re-set to the highest quarterly Contract Value (a “Step-Up”).

With a Step-Up –	The GWB equals the highest quarterly Contract Value (subject to a $5 million maximum).
If the Step-Up occurs after the first withdrawal, the GAWA is recalculated, equaling the greater of:
	●	The GAWA percentage multiplied by the new GWB, Or
	●	The GAWA prior to Step-Up.

The highest quarterly Contract Value equals the highest of the quarterly adjusted Contract Values from the four most recent Contract Quarterly Anniversaries, including the Contract Anniversary upon which the Step-Up is determined. The quarterly adjusted Contract Value equals the Contract Value on the Contract Quarterly Anniversary, plus any premium paid subsequent to that Contract Quarterly Anniversary, net of any applicable premium taxes, adjusted for any partial withdrawals taken subsequent to that Contract Quarterly Anniversary. When determining the quarterly adjusted Contract Value on a Contract Anniversary, the quarterly adjusted Contract Value will be determined prior to any automatic transfer, as required under this GMWB's Transfer of Assets provision (see below), occurring on the Contract Anniversary.

Partial withdrawals will affect the quarterly adjusted Contract Value as follows:

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
	●	The quarterly adjusted Contract Value before the withdrawal less the withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The quarterly adjusted Contract Value is equal to the greater of:
●
The quarterly adjusted Contract Value prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

Upon Step-Up on or after the 5th Contract Anniversary (11th Contract Anniversary if this endorsement is added to the Contract before September 28, 2009) following the effective date of this GMWB, the GMWB charge may be increased, subject to the maximum annual charge of 1.86% (1.50% if this endorsement is added to the Contract before September 28, 2009). You will be notified in advance of a GMWB Charge increase and may elect to discontinue the automatic step-ups. Such election must be received in Good Order prior to the Contract Anniversary. Please be aware that, if this endorsement is added to the Contract on or after September 28, 2009, election to discontinue the automatic step-ups will also discontinue the application of the GWB bonus. While electing to discontinue the automatic step-ups will prevent an increase in charge, discontinuing step-ups and, therefore, discontinuing application of the GWB bonus also means foregoing possible increases in your GWB and/or GAWA so carefully consider this decision should we notify you of a charge increase. (Please see the “Bonus” subsection below for more information.) Also know that you may subsequently elect to reinstate the Step-Up provision (together with the GWB bonus provision, if this endorsement is added to the Contract on or after September 28, 2009) at the then current GMWB Charge. All requests will be effective on the Contract Anniversary following receipt of the request in Good Order.

Please consult the representative who helped you purchase your Contract to be sure if a Step-Up is right for you and about any increase in charges upon a Step-Up. Upon Step-Up, the applicable GMWB charge will be reflected in your confirmation.

GMWB Death Benefit. Upon the death of the Owner (or death of any joint Owner) while the Contract is still in force, the Contract's death benefit payable is guaranteed not to be less than the GMWB death benefit. On the effective date of this GMWB endorsement, the GMWB death benefit is equal to the GWB. With each subsequent Premium received after this endorsement is effective, the GMWB death benefit is recalculated to equal the GMWB death benefit prior to the premium plus the amount of the premium payment, net of any applicable premium taxes, subject to a maximum of $5 million.

Partial withdrawals will affect the GMWB death benefit as follows:

When a withdrawal, plus all prior withdrawals in the current Contract Year, is less than or equal to the greater of the GAWA or RMD, as applicable –	The GMWB death benefit is equal to the greater of:
	●	The GMWB death benefit before the withdrawal less the withdrawal; Or
	●	Zero.

When a withdrawal, plus all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA or RMD, as applicable –	The GMWB death benefit is equal to the greater of:
●
The GMWB death benefit prior to the partial withdrawal, first reduced dollar-for-dollar for any portion of the partial withdrawal not defined as an Excess Withdrawal (see above), then reduced in the same proportion that the Contract Value is reduced by the Excess Withdrawal; Or

	●	Zero.

The GMWB death benefit is not adjusted upon Step-Up, the application of any bonus, or the application of the GWB adjustment. The GMWB death benefit will terminate on the date the Contract Value is zero and no death benefit will be payable, including this Contract's basic death benefit or any optional death benefit. The GMWB death benefit will also terminate and will not be included in any applicable continuation adjustment should this GMWB be continued through Spousal continuation of a Contract.

Transfer of Assets. This GMWB requires automatic transfers between your elected Investment Divisions/guaranteed fixed account options and the GMWB Fixed Account in accordance with the non-discretionary formulas defined in the Transfer of Assets Methodology found in Appendix D. The formulas are generally designed to mitigate the financial risks to which we are subjected by providing this GMWB's guarantees. By electing this GMWB, you are giving control to us of all or a portion of your Contract Value. By way of the non-discretionary formulas, we determine whether to make a transfer and the amount of any transfer.

Under this automatic transfer provision, we monitor your Contract Value each Contract Monthly Anniversary and, if necessary, systematically transfer amounts between your elected Investment Divisions/guaranteed fixed account options and the GMWB Fixed Account. Amounts transferred to the GMWB Fixed Account will be transferred from each Investment Division/guaranteed fixed account option in proportion to their current value. Transfers from guaranteed fixed account options will be subject to an excess interest adjustment, if applicable. There is no excess interest adjustment on transfers from the GMWB Fixed Account.

Generally, automatic transfers to the GMWB Fixed Account from your elected Investment Divisions/guaranteed fixed account options will occur when your Contract Value declines due to withdrawals or negative investment returns. However, there may be an automatic transfer to the GMWB Fixed Account even when you experience positive investment returns if your Contract Value does not sufficiently increase relative to the projected value of the benefits, as reflected in the use of the GAWA and annuity factors in the Liability calculation under the Transfer of Assets Methodology (see Appendix D for the Liability formula, the calculation of which is designed to represent the projected value of this GMWB's benefits). In other words, any increase in the GAWA (due to, for example, a premium payment, a Step-Up, the application of any bonus or the application of the GWB adjustment) may also cause an automatic transfer to the GMWB Fixed Account from your elected Investment Divisions/guaranteed fixed account options.

For an example of how this Transfer of Assets provision and the non-discretionary formulas work, let us assume that, on your first Contract Monthly Anniversary, your annuity factor is 15.26, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $0, your Separate Account Contract Value is $95,000 and your Fixed Account Contract Value is $5,000. Your Liability would then be $91,560, which is your GAWA multiplied by your annuity factor. Using the Liability amount, a ratio is then calculated that determines whether a transfer is necessary. Generally, if the ratio is lower than 77%, funds will be transferred from the GMWB Fixed Account. If the ratio is more than 83%, then funds are transferred to the GMWB Fixed Account.

In this example, the ratio is 91.56, which is the Liability amount ($91,560) minus any GMWB Fixed Account Contract Value ($0), then divided by the sum of the Separate Account Contract Value ($95,000) and the Fixed Account Contract Value ($5,000). Since the ratio is more than the 83%, funds are transferred to the GMWB Fixed Account from the Investment Divisions and the Fixed Account.

Regarding the amount to be transferred when the ratio is above 83%, the amount is determined by taking the lesser of (a) the Separate Account Value plus the Fixed Account Contract Value; or (b) the Liability amount minus the GMWB Fixed Account Contract Value, less 80% of the Separate Account Value and the Fixed Account Contract Value, divided by 20% (1-80%). Applying this calculation to our example, (a) would be $100,000 [$95,000 + $5,000] and (b) would be $57,800 [($91,560 - $0 - 0.80*($95,000 + $5,000)) / (1 - .80)] so the lesser of the two and, therefore, the amount transferred to the GMWB Fixed Account is $57,800.

To determine how much of the $57,800 transfer is taken from the Fixed Account and how much from the Investment Divisions, we multiply the transfer amount by the proportion of the Contract Value in each the Fixed Account and the Investment Divisions before the transfer. That is, of the $100,000 total Contract Value in our example, 5% of it was in the Fixed Account ($5,000 /$100,000) and 95% of it was in the Investment Divisions ($95,000/$100,000); therefore, $2,890 ($57,800 multiplied by 5%) is transferred from the Fixed Account to the GMWB Fixed Account and $54,910 ($57,800 multiplied by 95%) is transferred from the Investment Divisions to the GMWB Fixed Account. After the transfer in this example, the GMWB Fixed Account Contract Value is $57,800, the Separate Account Contract Value is $40,090 and the Fixed Account Contract Value is $2,110.

For more information regarding the example above and to see this Transfer of Assets Provision applied using other assumptions, please see Example 12 in Appendix C. Please also see the Transfer of Assets Methodology in Appendix D, which contains the non-discretionary formulas.

By electing this GMWB, it is possible that a significant amount of your Contract Value – possibly your entire Contract Value – may be transferred to the GMWB Fixed Account. It is also possible that amounts in the GMWB Fixed Account will never be transferred back to your elected Investment Divisions/guaranteed fixed account options. If any of your Contract Value is automatically transferred to and held in the GMWB Fixed Account, less of your Contract Value may be allocated to the Investment Divisions, which will limit your participation in any market gains and limit the potential for any Step-Ups and increases in your GAWA. If you are uncomfortable with the possibility of some or all of your Contract Value being automatically moved into the GMWB Fixed Account, this particular GMWB may not be appropriate for you.

Amounts transferred from the GMWB Fixed Account will be allocated to the Investment Divisions and guaranteed fixed account options according to your most recent allocation instructions on file with us. The automatic transfers under this Transfer of Assets provision will not count against the 15 free transfers in a Contract Year. No adjustment will be made to the GWB, GAWA, GWB adjustment, GMWB death benefit or Bonus Base as a result of these transfers. You will receive a confirmation statement reflecting the automatic transfer of any Contract Value to and from the GMWB Fixed Account.

Once you purchase your Contract, the non-discretionary formulas are fixed and not subject to change. However, we reserve the right to change the formulas for Contracts issued in the future.

Guaranteed Minimum Withdrawal Benefit Fixed Account. A certain percentage of the value in your Contract, as explained above, may be allocated to the GMWB Fixed Account in accordance with non-discretionary formulas. You may not allocate additional monies to the GMWB Fixed Account. The Contract Value in the GMWB Fixed Account is credited with a specific interest rate. The interest rate initially declared for each transfer to the GMWB Fixed Account will remain in effect for a period of not less than one year. GMWB Fixed Account interest rates for subsequent periods may be higher or lower than the rates previously declared. The interest rate is credited daily to the Contract Value in the GMWB Fixed Account and the rate may vary by state but will never be less than 3%. Please contact us at the Annuity Service Center or contact your representative to obtain the currently declared GMWB Fixed Account interest rate for your state. Our contact information is on the cover page of this prospectus.

Contract charges deducted from the guaranteed fixed account and Investment Divisions are also deducted from the GMWB Fixed Account in accordance with your Contract's provisions. The deduction of charges may cause an automatic transfer under the Transfer of Assets provision. DCA, DCA+, Earnings Sweep and Automatic Rebalancing are not available to or from the GMWB Fixed Account. There is no excess interest adjustment on transfers, withdrawals or deductions from the GMWB Fixed Account. Transfers to and from the GMWB Fixed Account are automatic; you may not choose to transfer amounts to and from the GMWB Fixed Account.

Contract Value Is Zero. With this GMWB, in the event the Contract Value is zero, the Owner will receive annual payments of the GAWA until the death of the last surviving Covered Life, so long as the For Life Guarantee is in effect and the Contract is still in the accumulation phase. If the For Life Guarantee is not in effect, the Owner will receive annual payments of the GAWA until the earlier of the death of the Owner (or the death of any joint Owner) or the date the GWB, if any, is depleted, so long as the Contract is still in the accumulation phase. The last payment will not exceed the remaining GWB at the time of payment. If the GAWA percentage has not yet been determined, it will be set at the GAWA percentage corresponding to the youngest Covered Life's attained age at the time the Contract Value falls to zero and the GAWA will be equal to the GAWA percentage multiplied to the GWB.

After each payment when the Contract Value is zero –	The GWB is recalculated, equaling the greater of:
	●	The GWB before the payment less the payment; Or
	●	Zero.
For GMWBs issued before September 28, 2009, the GAWA:
	●	Is unchanged so long as the For Life Guarantee is in effect; Otherwise
	●	Is recalculated, equaling the lesser of the GAWA before, or the GWB after, the payment.
For GMWBs issued on or after September 28, 2009, the GAWA is unchanged. At the end of each Contract Year, if the GWB is less than the GAWA and the For Life Guarantee is not in effect, the GAWA is set equal to the GWB.

Payments are made on the periodic basis you elect, but no less frequently than annually. Upon death of the last surviving Covered Life, all rights under your Contract cease. No subsequent premium payments will be accepted. All optional endorsements terminate without value. And no death benefit is payable, including the GMWB death benefit.

Spousal Continuation. In the event of the Owner's (or either joint Owner's) death, the surviving spousal Beneficiary may elect to:

•
Continue the Contract with this GMWB – so long as Contract Value is greater than zero, and the Contract is still in the accumulation phase. (The date the spousal Beneficiary's election to continue the Contract is in Good Order is called the Continuation Date.)

◦	If the surviving spouse is a Covered Life, then the For Life Guarantee remains effective on and after the Continuation Date.

If the surviving spouse is not a Covered Life, the For Life Guarantee is null and void. However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted.

◦
For a surviving spouse who is a Covered Life, continuing the Contract with this GMWB is necessary to be able to fully realize the benefit of the For Life Guarantee. The For Life Guarantee is not a separate guarantee and only applies if the related GMWB has not terminated.

◦	For a surviving spouse who is a Covered Life, the GMWB death benefit remains in force but will not be included in the continuation adjustment.

If the surviving spouse is not a Covered Life, the GMWB death benefit is null and void and will not be included in the continuation adjustment.

◦
If the surviving spouse is a Covered Life and a GWB adjustment provision is in force on the continuation date then the provision will continue to apply in accordance with the applicable GWB adjustment provision rules above. The applicable GWB adjustment date will continue to be based on the original effective date of the endorsement or the youngest Covered Life's attained age, as applicable.

If the surviving spouse is not a Covered Life, the GWB adjustment provisions are null and void.

◦
For a surviving spouse who is a Covered Life, the Bonus provision will continue as permitted in accordance with the Bonus rules above. The Bonus Period will continue to be based on the original effective date of the endorsement, the most recent Bonus Base Step-Up, or the youngest Covered Life's attained age, as applicable.

If the surviving spouse is not a Covered Life, the Bonus provision is null and void.

◦	Step-Ups will continue as permitted in accordance with the Step-Up rules above.

◦	Contract Anniversaries will continue to be based on the Contract's Issue Date.

◦
The Liability factors for the transfer of assets formulas (see Appendix D) will continue to be based on the youngest Covered Life's attained age on the effective date of the endorsement and the duration since the effective date of the GMWB endorsement.

◦	If the surviving spouse is a Covered Life and the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age.

◦
If the surviving spouse is not a Covered Life and the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age on the continuation date.

◦
The Latest Income Date is based on the age of the surviving spouse. Please refer to the “Annuitization” subsection below for information regarding the availability of the “Specified Period Income of the GAWA” option if the GWB has been continued by a spousal Beneficiary upon the death of the original Owner.

◦	The spousal Beneficiary may terminate the GMWB on any subsequent Contract Anniversary. Such a request must be received in Good Order within 30 calendar days prior to the Contract Anniversary.

•	Continue the Contract without this GMWB (GMWB is terminated). Thereafter, no GMWB charge will be assessed.

◦	The GMWB death benefit will be included in the calculation of the continuation adjustment.

◦	The GMWB Fixed Account value will be transferred to the Investment Divisions and guaranteed fixed account options based on the current premium allocation for the Contract.

•
Add this GMWB to the Contract on any Contract Anniversary after the Continuation Date, subject to the Beneficiary's eligibility – whether or not the spousal Beneficiary terminated the GMWB in continuing the Contract.

For more information about spousal continuation of a Contract, please see “Special Spousal Continuation Option” beginning on page 156.

Termination. This GMWB terminates subject to a prorated GMWB Charge, when applicable, assessed for the period since the last quarterly or monthly charge and all benefits cease on the earliest of:

•	The Contract Anniversary following the Company's receipt of the Owner's request for termination in Good Order;

•	The Income Date;

•	The date of complete withdrawal of Contract Value (full surrender of the Contract);

•	Conversion of this GMWB (if conversion is permitted);

•	The date of the Owner's death (or the first Owner's death with joint Owners), unless the Beneficiary who is the Owner's spouse elects to continue the Contract with the GMWB;

•	The Continuation Date if the spousal Beneficiary elects to continue the Contract without the GMWB; or

•	The date all obligations under this GMWB are satisfied after the Contract has been terminated.

If this GMWB is terminated and the Contract remains in force, the GMWB Fixed Account value will be transferred to the Investment Divisions and guaranteed fixed account options based on the current premium allocation for the Contract.

Annuitization.

Joint Life Income of GAWA. On the Latest Income Date if the For Life Guarantee is in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. This income option provides payments in a fixed dollar amount for the lifetime of last surviving Covered Life. The total annual amount payable will equal the GAWA in effect at the time of election of this option. This annualized amount will be paid in the frequency (no less frequently than annually) that the Owner selects. No further annuity payments are payable after the death of the last surviving Covered Life, and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible for only one annuity payment to be made under this Income Option if both Covered Lives die before the due date of the second payment.

If the GAWA percentage has not yet been determined, the GAWA percentage will be based on the youngest Covered Life's attained age at the time of election of this option. The GAWA percentage will not change after election of this option.

Specified Period Income of the GAWA. On the Latest Income Date if the For Life Guarantee is not in effect, the Owner may choose this income option instead of one of the other income options listed in the Contract. (This income option only applies if the GMWB has been continued by the spousal Beneficiary and the spousal Beneficiary is not a Covered Life in which case the spouse becomes the Owner of the Contract and the Latest Income Date is based on the age of the spouse.)

This income option provides payments in a fixed dollar amount for a specific number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GWB by the GAWA. Upon each payment, the GWB will be reduced by the payment amount. The total annual amount payable will equal the GAWA but will never exceed the current GWB. This annualized amount will be paid over the specific number of years in the frequency (no less frequently than annually) that the Owner selects. If the Owner should die before the payments have been completed, the remaining payments will be made to the Beneficiary, as scheduled.

The “Specified Period Income of the GAWA” income option may not be available if the Contract is issued to qualify under Sections 401, 403, 408 or 457 of the Internal Revenue Code. For such Contracts, this income option will only be available if the guaranteed period is less than the life expectancy of the spouse at the time the option becomes effective.

See “Guaranteed Minimum Withdrawal Benefit General Considerations” and “Guaranteed Minimum Withdrawal Benefit Important Special Considerations” beginning on page 49 for additional things to consider before electing a GMWB; when electing to annuitize your Contract after having purchased a GMWB; or when the Latest Income Date is approaching and you are thinking about electing or have elected a GMWB.

Effect of GMWB on Tax Deferral. This GMWB may not be appropriate for Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity contract to accumulate assets. Please consult your tax and financial advisors before adding this GMWB to a Contract.

Bonus. The description of the bonus feature is supplemented by the examples in Appendix C, particularly example 8. The bonus is an incentive for you not to utilize this GMWB (take withdrawals) during a limited period of time, subject to conditions and limitations, allowing the GWB and GAWA to increase (even in a down market relative to your Contract Value allocated to any Investment Divisions). The increase, however, may not equal the amount that your Contract Value has declined. The bonus is a percentage of a sum called the Bonus Base (defined below). The box below has more information about the bonus, including:

•	How the bonus is calculated;

•	What happens to the Bonus Base (and bonus) with a withdrawal, premium payment, and any Step-Up;

•	For how long the bonus is available; and

•	When and what happens when the bonus is applied to the GWB.

The bonus equals 7% and is based on a sum that may vary after this GMWB is added to the Contract (the “Bonus Base”), as described immediately below.
●	When this GMWB is added to the Contract, the Bonus Base equals the GWB.
●
With a withdrawal, if that withdrawal, and all prior withdrawals in the current Contract Year, exceeds the greater of the GAWA and the RMD, as applicable, then the Bonus Base is set to the lesser of the GWB after, and the Bonus Base before, the withdrawal. Otherwise, there is no adjustment to the Bonus Base with withdrawals.

○ All withdrawals count, including: systematic withdrawals; RMDs for certain tax-qualified Contracts; and withdrawals of asset allocation and advisory fees.
○ A withdrawal in a Contract Year during the Bonus Period (defined below) precludes a bonus for that Contract Year.
●	With a premium payment, the Bonus Base increases by the amount of the premium net of any applicable premium taxes.
●	With any Step-Up (if the GWB increases upon Step-Up), the Bonus Base is set to the greater of the GWB after, and the Bonus Base before, the Step-Up.
The Bonus Base can never be more than $5 million.
The Bonus is available for a limited time (the “Bonus Period”). The Bonus Period begins on the effective date of this GMWB endorsement and will re-start at the time of a Bonus Base Step-Up if the Bonus Base increases due to the Step-Up and if the Step-Up occurs on or before the Contract Anniversary immediately following the youngest Covered Life's 80th birthday. The Bonus Period ends on the earlier of:

●	The tenth Contract Anniversary following the effective date of the endorsement or the most recent Bonus Base Step-Up, if later; or
●	The date the Contract Value is zero.
○
The Bonus Base will continue to be calculated even after the Bonus Period expires. Therefore, it is possible for the Bonus Period to expire and then re-start at a later date if the Bonus Base increases due to a Step-Up.

This GWB Bonus provision is terminated when this GMWB is terminated or if this GMWB is continued through Spousal continuation of a Contract and the surviving spouse is not a Covered Life. If the surviving spouse is a Covered Life, spousal continuation of a Contract with this GMWB does not affect the Bonus Period; Contract Anniversaries are based on the Contract's Issue Date.

The bonus is applied at the end of each Contract Year during the Bonus Period, if there have been no withdrawals during that Contract Year. Conversely, any withdrawal, including but not limited to systematic withdrawals and required minimum distributions, taken in a Contract Year during the Bonus Period causes the bonus not to be applied.

When the bonus is applied:

●	The GWB is recalculated, increasing by 7% of the Bonus Base.
●	If the Bonus is applied after the first withdrawal, the GAWA is recalculated, equaling the greater of the GAWA percentage multiplied by the new GWB or the GAWA before the bonus.
Applying the bonus to the GWB does not affect the Bonus Base, GWB adjustment, or GMWB death benefit.

Systematic Withdrawal Program. You can arrange to have money automatically sent to you periodically while your Contract is still in the accumulation phase. You may withdraw a specified dollar amount (of at least $50 per withdrawal), a specified percentage or earnings. Your withdrawals may be on a monthly, quarterly, semi-annual or annual basis. If you have arranged for systematic withdrawals, schedule any planned Step-Up under a GMWB to occur prior to the withdrawal. Example 7 in Appendix C illustrates the consequences of a withdrawal preceding a Step-Up. There is no charge for the Systematic Withdrawal Program; however, you will have to pay taxes on the money you receive. In addition, withdrawals you make before you reach 59 1/2 may be subject to a 10% tax penalty. You may also be subject to an excess interest adjustment.

If your Contract contains the LifeGuard Select GMWB or the LifeGuard Select with Joint Option GMWB, systematic withdrawals are only allowed on a pro-rata basis including all investment options (including the GMWB Fixed Account) or, in the alternative, may be requested from specified investment options, excluding the GMWB Fixed Account. A specified withdrawal request may cause an automatic transfer from the GMWB Fixed Account on the following Contract Monthly Anniversary.

In addition, for Contracts with the LifeGuard Select GMWB or the LifeGuard Select with Joint Option GMWB, the percentage of the partial withdrawal taken from the GMWB Fixed Account cannot exceed the ratio of the GMWB Fixed Account value to the Contract Value.

We reserve the right to discontinue offering this program in the future.

Suspension of Withdrawals or Transfers. Jackson may be required to suspend or delay withdrawals or transfers from an Investment Division when:

a)	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

b)	trading on the New York Stock Exchange is restricted;

c)	an emergency exists so that it is not reasonably practicable to dispose of securities in the separate account or determine the division value of its assets; or

d)	the SEC, by order, may permit for the protection of owners.

The applicable rules and regulations of the SEC will govern whether the conditions described in (b) and/or (c) exist.

Jackson has reserved the right to defer payment for a withdrawal or transfer from the guaranteed fixed account and GMWB Fixed Account for the period permitted by law, but not more than six months.

INCOME PAYMENTS (THE INCOME PHASE)

The income phase occurs when you begin receiving regular payments from your Contract. The Income Date is the day on which those payments begin. You can choose the Income Date and an income option. The income options are described below.

If you do not choose an income option, we will assume that you selected Option 3 which provides a life annuity with 120 months of guaranteed payments.

You can change the Income Date or income option at least 7 days before the Income Date. You must give us notice 7 days before the scheduled Income Date. Income payments must begin by your 90th birthday under a non-qualified Contract, unless otherwise approved by the Company, or by such earlier date as required by the applicable qualified plan, law or regulation. However, if you have not yet attained or passed age 90, you may elect to change your Income Date to the Contract Anniversary on or next following your 95th birthday. Additionally, if you already attained or passed age 90 as of April 6, 2009 and have not yet started receiving income payments, you may elect to change your Income Date to the Contract Anniversary on or next following your 100th birthday.

Under a traditional Individual Retirement Annuity, required minimum distributions must begin in the calendar year in which you attain age 70 1/2 (or such other age as required by law). Distributions under qualified plans and Tax-Sheltered Annuities must begin by the later of the calendar year in which you attain age 70 1/2 or the calendar year in which you retire. You do not necessarily have to annuitize your Contract to meet the minimum distribution requirements for Individual Retirement Annuities, qualified plans, and Tax-Sheltered Annuities. Distributions from Roth IRAs are not required prior to your death.

At the Income Date, you can choose whether payments will come from the guaranteed fixed account, the Investment Divisions or both. Unless you tell us otherwise, your income payments will be based on the Allocation Options that were in place on the Income Date.

You can choose to have income payments made monthly, quarterly, semi-annually, or annually. However, if you have less than $5,000 to apply toward an income option and state law permits, Jackson may provide your payment in a single lump sum, part of which may be taxable as Federal Income. Likewise, if your first income payment would be less than $50 and state law permits, Jackson may set the frequency of payments so that the first payment would be at least $50.

Income Payments from Investment Divisions. If you choose to have any portion of your income payments come from the Investment Division(s), the dollar amount of your payment will depend upon three things:

1.	the value of your Contract in the Investment Division(s) on the Income Date;

2.	the 3% assumed investment rate used in the annuity table for the Contract; and

3.	the performance of the Investment Divisions you selected.

Jackson calculates the dollar amount of the first income payment that you receive from the Investment Divisions. We then use that amount to determine the number of annuity units that you hold in each Investment Division. The amount of each subsequent income payment is determined by multiplying the number of annuity units that you hold in an Investment Division by the annuity unit value for that Investment Division.

The number of annuity units that you hold in each Investment Division does not change unless you reallocate your Contract Value among the Investment Divisions. The annuity unit value of each Investment Division will vary based on the investment performance of the Fund. If the actual investment performance exactly matches the assumed rate at all times, the amount of each income payment will remain equal. If the actual investment performance exceeds the assumed rate, your income payments will increase. Similarly, if the actual investment performance is less than the assumed rate, your income payments will decrease.

Income Options. The annuitant is the person whose life we look to when we make income payments. (Each description assumes that you are the owner and annuitant.) The following income options may not be available in all states.

Option 1 - Life Income. This income option provides monthly payments for your life. No further payments are payable after your death.

Option 2 - Joint and Survivor Annuity. This income option provides monthly payments for your life and for the life of another person (usually your spouse) selected by you. Upon the death of either person, the monthly payments will continue during the lifetime of the survivor. No further payments are payable after the death of the survivor.

Option 3 - Life Annuity With 120 or 240 Monthly Fixed Periods. This income option provides monthly payments for the annuitant's life, but with payments continuing to the beneficiary for the remainder of 10 or 20 years (as you select) if the annuitant dies before the end of the selected period. If the beneficiary does not want to receive the remaining scheduled payments, a single lump sum may be requested, which will be equal to the present value of the remaining payments (as of the date of calculation) discounted at an interest rate that will be no more than 1% higher than the rate used to calculate the initial payment.

Option 4 - Income for a Specified Period. This income option provides monthly payments for any number of years from 5 to 30. If the beneficiary does not want to receive the remaining scheduled payments, a single lump sum may be requested, which will be equal to the present value of the remaining payments (as of the date of calculation) discounted at an interest rate that will be no more than 1% higher than the rate used to calculate the initial payment.

Additional Options - Other income options may be made available by Jackson.

DEATH BENEFIT

The death benefit paid to your beneficiary upon your death is calculated as of the date we receive all required documentation in Good Order which includes, but is not limited to, proof of death and a completed claim form from the beneficiary of record (if there are multiple beneficiaries, we will calculate the death benefit when we receive this documentation from the first beneficiary). The difference between the account value and the guaranteed minimum death benefit will be put into your account as of the date we receive completed claim forms and proof of death from the beneficiary of record and will be allocated among investment options according to future allocations on file for your account as of that date. Each beneficiary will receive their portion of the remaining value, subject to market fluctuations, when their option election form is received at our Home Office in Lansing, Michigan.

The effects of any GMWB on the amount payable to your beneficiaries upon your death should be considered before selecting a GMWB. Except as provided in certain of the GMWB endorsements, no death benefit will be paid upon your death in the event the Contract Value falls to zero. See the individual GMWB subsections earlier in this prospectus under “ACCESS TO YOUR MONEY” for information about how the GMWB endorsements work.

Death of Owner Before the Income Date. If you die before moving to the income phase, the person you have chosen as your beneficiary will receive a death benefit. If you have a joint owner, the death benefit will be paid when the first joint owner dies. The surviving joint owner will be treated as the beneficiary. Any other beneficiary designated will be treated as a contingent beneficiary. Jackson may limit permissible joint owners to spouses.

The death benefit is the greater of:

1.	the current value of your Contract, or

2.	the guaranteed minimum death benefit.

Guaranteed Minimum Death Benefit.

•
Prior to the first anniversary of the Contract Issue Date, the guaranteed minimum death benefit is equal to total premiums minus the sum of total withdrawals, charges and premium taxes incurred in the first Contract year.

•	On each anniversary of the Contract Issue Date prior to the date of death, the guaranteed minimum death benefit is calculated based on your attained age. It is calculated as follows:

Ages 0 - 70. The greater of:

a.	the guaranteed minimum death benefit on the last Contract Anniversary

i.	adjusted for any premiums paid since the last Contract Anniversary

ii.	minus the sum of total withdrawals, charges and premium taxes incurred since the last Contract Anniversary accumulated at 2%

b.	the current value of the Contract

Ages 71 - 80. The greater of:

a.	the guaranteed minimum death benefit on the last Contract Anniversary

i.	adjusted for any premiums paid since the last Contract Anniversary

ii.	minus the sum of total withdrawals, charges and premium taxes incurred since the last Contract Anniversary

a.	the current value of the Contract

Ages 81 and older.

a.	the guaranteed minimum death benefit on the last Contract Anniversary

i.	adjusted for any premiums paid since the last Contract Anniversary

ii.	minus the sum of total withdrawals, charges and premium taxes incurred since the last Contract Anniversary

•	After the first anniversary of the Contract Issue Date, at any time between anniversaries, the guaranteed minimum death benefit is equal to:

a.	the guaranteed minimum death benefit on the last Contract Anniversary prior to the date of death

i.	adjusted for any premiums paid since the last Contract Anniversary

ii.	minus the sum of total withdrawals, charges and premium taxes incurred since the last Contract Anniversary

From the time of death of the Owner until the death benefit amount is determined, any amount allocated to an Investment Division will be subject to investment risk. This investment risk is borne by the Beneficiary(ies).

The death benefit can be paid under one of the following death benefit options:

•	single lump sum payment; or

•	payment of entire death benefit within 5 years of the date of death; or

•
payment of the entire death benefit under an income option over the beneficiary's lifetime or for a period not extending beyond the beneficiary's life expectancy; or payment of a portion of the death benefit under an income option over the beneficiary's lifetime or for a period not extending beyond the beneficiary's life expectancy, with the balance of the death benefit payable to the beneficiary.

Under these income options, the beneficiary may also elect to receive additional lump sums at any time. The receipt of any additional lump sums will reduce the future income payments to the beneficiary.

Unless the beneficiary chooses to receive the entire death benefit in a single sum, the beneficiary must elect an income option within the 60-day period beginning with the date Jackson receives proof of death and payments must begin within one year of the date of death. If the beneficiary chooses to receive some or all of the death benefit in a single sum and all the necessary requirements are met, Jackson will pay the death benefit within 7 days. If the beneficiary is your spouse, he/she can continue the Contract in his/her own name at the then current Contract Value.

As owner, you may also make a predetermined selection of the death benefit option to be paid if your death occurs before the Income Date. If this Preselected Death Benefit Option Election is in force at the time of your death, the payment of the death benefit may not be postponed, nor can the Contract be continued under any other provisions of this Contract. This restriction applies even if the beneficiary is your spouse, unless such restriction is prohibited by the Internal Revenue Code. The Preselected Death Benefit Option may not be available in your state.

Special Spousal Continuation Option. If your spouse is the beneficiary and elects to continue the Contract in his or her own name after your death, no death benefit will be paid at that time. Instead, we will contribute to the Contract a continuation adjustment, which is the amount by which the death benefit that would have been payable exceeds the Contract Value. We calculate this amount using the Contract Value and death benefit as of the date we receive complete forms and due proof of death from the beneficiary of record and the spousal beneficiary's written request to continue the Contract (the “Continuation Date”). We will add this amount to the Contract based on the allocation instructions at the time of your death subject to any minimum allocation restrictions, unless we receive other allocation instructions from your spouse. The Special Spousal Continuation Option may not be available in your state or through the broker-dealer with which your financial advisor is affiliated. See your financial advisor for information regarding the availability of the Special Spousal Continuation Option.

If your spouse continues the Contract in his/her own name, the new Contract Value will be considered the initial premium for purposes of determining any future death benefit under the Contract. The age of the surviving spouse at the time of the continuation of the Contract will be used to determine all benefits under the Contract.

If your spouse elects to continue the Contract, your spouse, as new owner, cannot terminate certain optional benefits you might have elected. The Contract, and its optional benefits, remain the same. Your spouse will also be subject to the same fees, charges and expenses under the Contract as you were.

A GMWB, however, will terminate upon your death (and no further GMWB charges will be deducted), unless your spouse is eligible for the benefit and elects to continue it with the Contract. For more information, please see the individual GMWB subsections earlier in this prospectus under “Access To Your Money.”

If you have elected the Preselected Death Benefit Option, the Contract cannot be continued under the Special Spousal Continuation Option, unless preventing continuation would be prohibited by the Internal Revenue Code. The Preselected Death Benefit Option may not be available in your state.

Death of Owner On or After the Income Date. If you or a joint owner die on or after the Income Date, any remaining payments under the income option elected will continue at least as rapidly as under the method of distribution in effect at the date of death. If you die, the beneficiary becomes the owner. If the joint owner dies, the surviving joint owner, if any, will be the designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. A contingent beneficiary is entitled to receive payment only after the beneficiary dies.

Death of Annuitant. If the annuitant is not an owner or joint owner and the annuitant dies before the Income Date, you can name a new annuitant, subject to our underwriting rules. If you do not name a new annuitant within 30 days of the death of the annuitant, you will become the annuitant. However, if the owner is a non-natural person (for example, a corporation), then the death of the annuitant will be treated as the death of the owner, and a new annuitant may not be named.

If the annuitant dies on or after the Income Date, any remaining payments will be as provided for in the income option selected. Any remaining payments will be paid at least as rapidly as under the method of distribution in effect at the annuitant's death.

TAXES

The following is only general information and is not intended as tax advice to any individual. Additional tax information is included in the SAI. You should consult your own tax adviser as to how these general rules will apply to you if you purchase a Contract.

CONTRACT OWNER TAXATION

Tax-Qualified and Non-Qualified Contracts. If you purchase the Contract as a part of a tax-qualified plan such as an Individual Retirement Annuity (IRA), Tax-Sheltered Annuity (sometimes referred to as 403(b) Contract), or pension or profit-sharing plan (including a 401(k) Plan or H.R. 10 Plan), your Contract will be what is referred to as a tax-qualified contract. Tax deferral under a tax-qualified contract arises under the specific provisions of the Internal Revenue Code (Code) governing the tax-qualified plan, so a tax-qualified contract should be purchased only for the features and benefits other than tax deferral that are available under a tax-qualified contract, and not for the purpose of obtaining tax deferral. You should consult your own adviser regarding these features and benefits of the Contract prior to purchasing a tax-qualified Contract.

If you do not purchase the Contract as a part of any tax-qualified pension plan, specially sponsored program or an individual retirement annuity, your Contract will be what is referred to as a non-qualified contract.

The amount of your tax liability on the earnings under and the amounts received from either a tax-qualified or a non-qualified Contract will vary depending on the specific tax rules applicable to your Contract and your particular circumstances.

Non-Qualified Contracts – General Taxation. Increases in the value of a non-qualified Contract attributable to undistributed earnings are generally not taxable to the Contract Owner or the annuitant until a distribution (either as a withdrawal, including withdrawals under any GMWB you may elect, or as an income payment) is made from the Contract. This tax deferral is generally not available under a non-qualified Contract owned by a non-natural person (e.g., corporation or certain other entities other than a trust holding the Contract as an agent for a natural person). Also loans based on a non-qualified Contract are treated as distributions.

Non-Qualified Contracts – Aggregation of Contracts. For purposes of determining the taxability of a distribution, the Code provides that all non-qualified contracts issued by us (or an affiliate) to you during any calendar year must be treated as one annuity contract. Additional rules may be promulgated under this Code provision to prevent avoidance of its effect through the ownership of serial contracts or otherwise.

Non-Qualified Contracts – Withdrawals and Income Payments. Any withdrawal from a non-qualified Contract, including withdrawals under any GMWB you may elect, is taxable as ordinary income to the extent it does not exceed the accumulated earnings under the Contract. In contrast, a part of each income payment under a nonqualified Contract is generally treated as a non-taxable return of premium. The balance of each income payment is taxable as ordinary income. The amounts of the taxable and non-taxable portions of each income payment are determined based on the amount of the investment in the Contract and the length of the period over which income payments are to be made. Income payments received after all of your investment in the Contract is recovered are fully taxable as ordinary income. Additional information is provided in the SAI.

The Code also imposes a 10% penalty on certain taxable amounts received under a non-qualified Contract. This penalty tax will not apply to any amounts: (1) paid on or after the date you reach age 59 1/2; (2) paid to your beneficiary after you die; (3) paid if you become totally disabled (as that term is defined in the Code); (4) paid in a series of substantially equal periodic payments made annually (or more frequently) for your life (or life expectancy) or for a period not exceeding the joint lives (or joint life expectancies) of you and your beneficiary; (5) paid under an immediate annuity; or (6) which come from premiums made prior to August 14, 1982.

Beginning in 2013, the taxable portion of distributions from a non-qualified annuity Contract will be considered investment income for purposes of the new Medicare tax on investment income. As a result, a 3.8% tax will generally apply to some or all of the taxable portion of distributions to individuals whose modified adjusted gross income exceeds certain threshold amounts. These levels are $200,000 in the case of single taxpayers, $250,000 in the case of married taxpayers filing joint returns, and $125,000 in the case of married taxpayers filing separately. Owners should consult their own tax advisers for more information.

Non-Qualified Contracts – Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, the Code requires any nonqualified contract issued after January 18, 1985 to provide that (a) if an owner dies on or after the annuity starting date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner's death; and (b) if an owner dies prior to the annuity starting date, the entire interest in the contract must be distributed within five years after the date of the owner's death.

The requirements of (b) above can be considered satisfied if any portion of the Owner's interest which is payable to or for the benefit of a “designated beneficiary” is distributed over the life of such beneficiary or over a period not extending beyond the life expectancy of that beneficiary and such distributions begin within one year of that Owner's death. The Owner's “designated beneficiary,” who must be a natural person, is the person designated by such Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the Owner's “designated beneficiary” is the surviving spouse of the Owner, the contract may be continued with the surviving spouse as the new Owner.

Tax-Qualified Contracts – Withdrawals and Income Payments. The Code imposes limits on loans, withdrawals, and income payments under tax-qualified Contracts. The Code also imposes minimum distribution requirements for tax-qualified Contracts and a 10% penalty on certain taxable amounts received prematurely under a tax-qualified Contract. These limits, required minimum distributions, tax penalties and the tax computation rules are summarized in the SAI. Any withdrawals under a tax-qualified Contract, including withdrawals under any GMWB you may elect, will be taxable except to the extent they are allocable to an investment in the Contract (any after-tax contributions). In most cases, there will be little or no investment in the Contract for a tax-qualified Contract because contributions will have been made on a pre-tax or tax-deductible basis.

Withdrawals – Tax-Sheltered Annuities. The Code limits the withdrawal of amounts attributable to purchase payments made under a salary reduction agreement from Tax-Sheltered Annuities. Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) leaves his/her job; (3) dies; (4) becomes disabled (as that term is defined in the Code); or (5) in the case of hardship. However, in the case of hardship, the owner can only withdraw the premium and not any earnings.

Withdrawals – Roth IRAs. Subject to certain limitations, individuals may also purchase a new type of non-deductible IRA annuity, known as a Roth IRA annuity. Qualified distributions from Roth IRA annuities are entirely federal income tax free. A qualified distribution requires that the individual has held the Roth IRA annuity for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on account of the individual's death or disability, or as qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, or for a spouse, child, grandchild, or ancestor.

Constructive Withdrawals – Investment Adviser Fees. Withdrawals from non-qualified Contracts for the payment of investment adviser fees will be considered taxable distributions from the Contract. In a series of Private Letter Rulings, however, the Internal Revenue Service has held that the payment of investment adviser fees from a tax-qualified Contract need not be considered a distribution for income tax purposes. Under the facts in these Rulings: (i) there was a written agreement providing for payments of the fees solely from the annuity Contract, (ii) the Contract Owner had no liability for the fees and (iii) the fees were paid solely from the annuity Contract to the adviser.

Extension of Latest Income Date. If you do not annuitize your non-qualified Contract on or before the latest Income Date, it is possible that the IRS could challenge the status of your Contract as an annuity Contract for tax purposes.  The result of such a challenge could be that you would be viewed as either constructively receiving the increase in the Contract Value each year from the inception of the Contract or the entire increase in the Contract Value would be taxable in the year of your Latest Income Date.  In either situation, you could realize taxable income even if the Contract proceeds are not distributed to you at that time.  Accordingly, before purchasing a Contract, you should consult your tax advisor with respect to these issues.

Death Benefits. None of the death benefits paid under the Contract to the beneficiary will be tax-exempt life insurance benefits. The rules governing the taxation of payments from an annuity Contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as annuity payments. Estate or gift taxes may also apply.

IRS Approval. The Contract, and all riders attached thereto, have been approved by the IRS for use as an Individual Retirement Annuity prototype.

Assignment. An assignment of a Contract will generally be a taxable event. Assignments of a tax-qualified Contract may also be limited by the Code and ERISA. These limits are summarized in the SAI. You should consult your tax adviser prior to making any assignment of a Contract.

Diversification. The Code provides that the underlying investments for a non-qualified variable annuity must satisfy certain diversification requirements in order to be treated as an annuity Contract. Jackson believes that the underlying investments are being managed so as to comply with these requirements. A fuller discussion of the diversification requirements is contained in the SAI.

Owner Control. In a Revenue Ruling issued in 2003, the Internal Revenue Service (IRS) considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the contract owners could exercise over the investment assets held by the insurance company under these variable contracts was not sufficient to cause the contract owners to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets. Under the Contract, like the contracts described in the Revenue Ruling, there will be no arrangement, plan, contract or agreement between the contract owner and Jackson regarding the availability of a particular investment option and other than the contract owner's right to allocate premiums and transfer Funds among the available sub-accounts, all investment decisions concerning the sub-accounts will be made by the insurance company or an advisor in its sole and absolute discretion.

The Contract will differ from the contracts described in the Revenue Ruling, in two respects. The first difference is that the contract in the Revenue Ruling provided only 12 investment options with the insurance company having the ability to add an additional 8 options whereas a Contract currently offers 97 Investment Divisions and at least one guaranteed fixed account option, and, if more than 99 options are offered, a Contract Owner's Contract Value can be allocated to no more than 99 fixed and variable options at any one time. The second difference is that the owner of a contract in the Revenue Ruling could only make one transfer per 30-day period without a fee whereas during the accumulation phase, a Contract Owner will be permitted to make up to 15 transfers in any one year without a charge.

The Revenue Ruling states that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. Jackson does not believe that the differences between the Contract and the contracts described in the Revenue Ruling with respect to the number of investment choices and the number of investment transfers that can be made under the contract without an additional charge should prevent the holding in the Revenue Ruling from applying to the owner of a Contract. At this time, however, it cannot be determined whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. We reserve the right to modify the Contract to the extent required to maintain favorable tax treatment.

Withholding. In general, the income portion of distributions from a Contract are subject to 10% federal income tax withholding and the income portion of income payments are subject to withholding at the same rate as wages unless you elect not to have tax withheld. Some states have enacted similar rules. Different rules may apply to payments delivered outside the United States.

Eligible rollover distributions from a Contract issued under certain types of tax-qualified plans will be subject to federal tax withholding at a mandatory 20% rate unless the distribution is made as a direct rollover to a tax-qualified plan or to an individual retirement account or annuity.

The Code generally allows the rollover of most distributions to and from tax-qualified plans, tax-sheltered annuities, Individual Retirement Annuities and eligible deferred compensation plans of state or local governments. Distributions which may not be rolled over are those which are:

(a)
one of a series of substantially equal annual (or more frequent) payments made (a) over the life or life expectancy of the employee, (b) the joint lives or joint life expectancies of the employee and the employee's beneficiary, or (c) for a specified period of ten years or more;

(b)	a required minimum distribution; or

(c)	a hardship withdrawal.

JACKSON TAXATION

We will pay company income taxes on the taxable corporate earnings created by this separate account product adjusted for various permissible deductions and certain tax benefits discussed below. While we may consider company income tax liabilities and tax benefits when pricing our products, we do not currently include our income tax liabilities in the charges you pay under the contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future. (We do impose a so-called “Federal (DAC) Tax Charge” under variable life insurance policies, but the “Federal (DAC) Tax Charge” merely compensates us for the required deferral of acquisition cost and does not constitute company income taxes.)

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the separate accounts, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; (ii) product owners are not the owners of the assets generating the benefits under applicable income tax law; and (iii), while we impose a so-called “Federal (DAC) tax charge” under variable life insurance policies, we do not currently include company income taxes in the charges owners pay under the products.

OTHER INFORMATION

Dollar Cost Averaging. You can arrange to have a regular amount of money periodically transferred automatically into the Investment Divisions and the other guaranteed fixed account options from the one-year guaranteed fixed account or any of the other Investment Divisions. If the guaranteed fixed account options are not available or otherwise restricted, dollar cost averaging will be exclusively from the Investment Divisions. This theoretically gives you a lower average cost per unit for the Investment Divisions over time than you would receive if you made a one-time purchase. The more volatile Investment Divisions may not result in lower average costs and such divisions may not be an appropriate source of dollar cost averaging transfers in volatile markets. Certain restrictions may apply.

Earnings Sweep. You can choose to move your earnings from the source accounts (only applicable from the one-year guaranteed fixed account option, if currently available, and the JNL/WMC Money Market Fund). There is no charge for Earnings Sweep.

Rebalancing. You can arrange to have Jackson automatically reallocate your Contract Value among Investment Divisions periodically to maintain your selected allocation percentages. Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing Investment Divisions.

Jackson does not currently charge for participation in this program. We may do so in the future.

Free Look. You may return your Contract to the selling agent or Jackson within 20 days (or whatever period is required by your state) after receiving it. Jackson will return the Contract Value in the Investment Division plus any fees and expenses deducted from the premiums allocated to the Investment Divisions plus the full amount of premiums you allocated to the guaranteed fixed account (if available). We will determine the Contract Value in the Investment Divisions on the date we receive your request (subject to state variations). Jackson will return premium payments where required by law. In some states, we are required to hold the premiums of a senior citizen in the guaranteed fixed account during the free look period, unless we are specifically directed to allocate the premiums to the Investment Divisions. State laws vary; your free look rights will depend on the laws of the state in which you purchased the Contract.

Advertising. From time to time, Jackson may advertise several types of performance for the Investment Divisions.

•	Total return is the overall change in the value of an investment in an Investment Division over a given period of time.

•	Standardized average annual total return is calculated in accordance with SEC guidelines.

•
Non-standardized total return may be for periods other than those required or may otherwise differ from standardized average annual total return. For example, if a Fund has been in existence longer than the Investment Division, we may show non-standardized performance for periods that begin on the inception date of the Fund, rather than the inception date of the Investment Division.

•	Yield refers to the income generated by an investment over a given period of time.

Performance will be calculated by determining the percentage change in the value of an Accumulation Unit by dividing the increase (decrease) for that unit by the value of the Accumulation Unit at the beginning of the period. Performance will reflect the deduction of the insurance charges and may reflect the deduction of the annual contract maintenance charge. The deduction of the Contract maintenance would reduce the percentage increase or make greater any percentage decrease.

Restrictions Under the Texas Optional Retirement Program (ORP). Contracts issued to participants in ORP contain restrictions required under the Texas Administrative Code. In accordance with those restrictions, a participant in ORP will not be permitted to make withdrawals prior to such participant's retirement, death, attainment of age 70 1/2 or termination of employment in a Texas public institution of higher education. The restrictions on withdrawal do not apply in the event a participant in ORP transfers the Contract Value to another approved Contract or vendor during the period of ORP participation. These requirements will apply to any other jurisdiction with comparable requirements.

Modification of the Contract. Only the President, Vice President, Secretary or Assistant Secretary of Jackson may approve a change to or waive a provision of the Contract. Any change or waiver must be in writing. Jackson may change the terms of the Contract in order to comply with changes in applicable law, or otherwise as deemed necessary by Jackson.

Confirmation of Transactions. We will send you a written statement confirming that a financial transaction, such as a premium payment, withdrawal, or transfer has been completed. This confirmation statement will provide details about the transaction. Certain transactions which are made on a periodic or systematic basis will be confirmed in a quarterly statement only.

It is important that you carefully review the information contained in the statements that confirm your transactions. If you believe an error has occurred you must notify us in writing within 30 days of receipt of the statement so we can make any appropriate adjustments. If we do not receive notice of any such potential error, we may not be responsible for correcting the error.

Legal Proceedings. Jackson and its subsidiaries are defendants in a number of civil proceedings, arising in the ordinary course of business. We do not believe at the present time that any pending action or proceeding will have a material adverse effect upon the Separate Account, Jackson’s ability to meet its obligations under the Contracts, or Jackson National Life Distributors LLC’s ability to perform its contract with the Separate Account.

TABLE OF CONTENTS OF
THE STATEMENT OF ADDITIONAL INFORMATION

General Information and History
Services
Purchase of Securities Being Offered
Underwriters
Calculation of Performance
Additional Tax Information
Annuity Provisions
Net Investment Factor
Financial Statements of the Separate Account
Financial Statements of Jackson

Questions. If you have questions about your Contract, you may call or write to us at:

• Annuity Service Center:	(800) 644-4565 (8 a.m. - 8 p.m. ET)
P.O. Box 30314, Lansing, Michigan 48909-7814

• Institutional Marketing Group Service Center:	(800) 777-7779 (8 a.m. - 8 p.m. ET)
P.O. Box 30386, Lansing, Michigan 48909-7886

APPENDIX A

TRADEMARKS, SERVICE MARKS, AND RELATED DISCLOSURES

“JNL®,” “Jackson National®,” “Jackson®,” “Jackson of NY®” and “Jackson National Life Insurance Company of New York®” are trademarks of Jackson National Life Insurance Company®.

The “S&P 500 Index,” “S&P MidCap 400 Index,” “S&P SmallCap 600 Index,” “Dow Jones Industrial Average,” and “The Dow 10,” “Dow Jones Brookfield Global Infrastructure Index,” “STANDARD & POOR’S®,” “S&P®,” “S&P 500®,” “S&P MIDCAP 400 Index®,” “STANDARD & POOR’S MIDCAP 400 Index®,” “S&P SmallCap 600 Index®” and “STANDARD & POOR’S 500®” (collectively, the “Indices”) are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Jackson National Life Insurance Company (“Jackson”). “Dow Jones®”, “Dow Jones Industrial Average”, “DJIA®”, “The Dow®” and “The Dow ® 10” are service and/or trademarks of Dow Jones Trademark Holdings, LLC (“Dow Jones”) and have been licensed to SPDJI and have been sub-licensed for use for certain purposes by Jackson National Life Insurance Company® (“Jackson”).

The Dow Jones Brookfield Global Infrastructure Index is calculated by SPDJI pursuant to an agreement with Brookfield Redding, Inc. (together with its affiliates, “Brookfield”) and has been licensed for use. Standard & Poor’s®, S&P® and S&P 500®, S&P MidCap 400® and S&P SmallCap 600® are registered trademarks of Standard & Poor’s Financial Services LLC; Brookfield® is a registered trademark of Brookfield Asset Management, Inc.; and the foregoing trademarks have been licensed by SPDJI for use.

The JNL/Mellon Capital S&P® SMid 60 Fund, JNL/Mellon Capital JNL 5 Fund, and the JNL/Mellon Capital S&P® 24 Fund, JNL/Mellon Capital S&P 500 Index Fund, JNL/Mellon S&P 400 MidCap Index Fund, and the JNL/Brookfield Global Infrastructure and MLP Fund (collectively, the “Products”) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, Standard & Poor’s Financial Services LLC, Brookfield or any of their respective affiliates (collectively, “S&P Dow Jones Indices”).

S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the Indices to track general market performance. S&P Dow Jones Indices’ only relationship to Jackson with respect to the Indices or the Products is the licensing of the Indices and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Indices are determined, composed and calculated by S&P Dow Jones Indices without regard to Jackson or the Products. S&P Dow Jones Indices have no obligation to take the needs of Jackson or the owners of the Products into consideration in determining, composing or calculating the Indices. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Products or the timing of the issuance or sale of the Products in the determination or calculation of the equation by which the Products are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Products. There is no assurance that investment products based on the Indices will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to [Licensee's Product(s)] currently being issued by [Licensee], but which may be similar to and competitive with [Licensee's Product(s)]. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the Index.

Dow Jones, SPDJI and their respective affiliates do not:

•	Sponsor, endorse, sell or promote the Products.

•	Recommend that any person invest in the Products.

•	Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Products.

•	Have any responsibility or liability for the administration, management or marketing of the Products.

•	Consider the needs of the Products or the owners of the Products in determining, composing or calculating the Indexes or have any obligation to do so.

Dow Jones, SPDJI and their respective affiliates will not have any liability in connection with the Products. Specifically,
• Dow Jones, SPDJI and their respective affiliates do not make any warranty, express or implied, and Dow Jones, SPDJI and their respective affiliates disclaim any warranty about:

• The results to be obtained by the Products, the owners of the Products or any other person in connection with the use of the DJIA and the data included in the Indexes;
• The accuracy or completeness of the Indexes and its data;
• The merchantability and the fitness for a particular purpose or use of the Indexes and its data;
• Dow Jones, SPDJI and/or their respective affiliates will have no liability for any errors, omissions or interruptions in the Indexes or its data;
•    Under no circumstances will Dow Jones, SPDJI and/or their respective affiliates be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if they know that they might occur.

The licensing agreement relating to the use of the Indexes and trademarks referred to above by Jackson and SPDJI is solely for the benefit of the Products and not for any other third parties.

S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS IN CALCUALTING THE INDICES. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY JACKSON OR OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND JACKSON, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

SPDR® is a registered trademark of Standard & Poor’s Financial Services LLC. S&P Capital IQ is a trademark of Standard & Poor's Financial Services LLC.

The following applies to the JNL/S&P Managed Growth Fund, JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Aggressive Growth Fund, JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P Total Yield Fund, JNL/S&P Intrinsic Value Fund, JNL Mid 3 Fund and JNL/S&P 4 Fund.

Standard & Poor’s Investment Advisory Services LLC (“SPIAS”) is a registered investment advisor with the U.S. Securities and Exchange Commission and a wholly owned subsidiary of McGraw-Hill Financial, Inc. SPIAS does not provide advice to underlying clients of the firms to which it provides services. SPIAS does not act as a “fiduciary” or as an “investment manager,” as defined under ERISA, to any investor. SPIAS is not responsible for client suitability.

Programs and products of the firms to which SPIAS provides services are not endorsed, sold or promoted by SPIAS and its affiliates, and SPIAS and its affiliates make no representation regarding the advisability of investing in those programs and products. With respect to the asset allocations and investments recommended by SPIAS, investors should realize that such investment recommendations are provided to Jackson National Asset Management, LLC only as a general recommendation. The underlying funds of the JNL/S&P 4 Fund are co-sub-advised by SPIAS. SPIAS does not co-sub-advise the JNL/S&P 4 Fund. There is no agreement or understanding whatsoever that SPIAS will provide individualized advice to any investor. SPIAS does not take into account any information about any investor or any investor’s assets when providing investment advisory services to firms to which SPIAS provides services. SPIAS does not have any discretionary authority or control with respect to purchasing or selling securities or making other investments. Individual investors should ultimately rely on their own judgment and/or the judgment of a representative in making their investment decisions.

Standard & Poor’s Financial Services LLC, SPIAS, and their affiliates (collectively S&P), and any third-party providers, as well as their directors, officers, shareholders, employees or agents (collectively with S&P, S&P Parties) do not guarantee the accuracy, completeness, adequacy or timeliness of any information, including ratings and valuations, and are not responsible for errors and omissions, or for the results obtained from the use of such information, and S&P Parties shall have no liability for any errors, omission, or interruptions therein

(negligent or otherwise), regardless of the cause, or for the results obtained from the use of such information. S&P PARTIES DISCLAIM ANY AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY, SUITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. In no event shall S&P Parties be liable to any party for any direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees, or losses (including, without limitation, lost income or lost profits and opportunity costs or losses caused by negligence) in connection with any use of the information contained in this document even if advised of the possibility of such damages.

S&P’s credit ratings are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or to make any investment decisions. S&P credit ratings should not be relied on when making any investment or other business decision. S&P’s opinions and analyses do not address the suitability of any security. S&P does not act as a fiduciary or an investment advisor, except where registered as such. While S&P has obtained information from sources they believe to be reliable, S&P does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives.

To the extent that regulatory authorities allow a rating agency to acknowledge in one jurisdiction a rating issued in another jurisdiction for certain regulatory purposes, S&P reserves the right to assign, withdraw or suspend such acknowledgement at any time and in its sole discretion. S&P Parties disclaim any duty whatsoever arising out of the assignment, withdrawal or suspension of an acknowledgment as well as any liability for any damage alleged to have been suffered on account thereof.

S&P keeps certain activities of its business units separate from each other in order to preserve the independence and objectivity of their respective activities. As a result, certain business units of S&P may have information that is not available to other S&P business units. S&P has established policies and procedures to maintain the confidentiality of certain non-public information received in connection with each analytical process.

S&P may receive compensation for its ratings and certain analyses, normally from issuers or underwriters of securities or from obligors. S&P reserves the right to disseminate its opinions and analyses. S&P's public ratings and analyses are made available on its Web sites, www.standardandpoors.com (free of charge), and www.ratingsdirect.com and www.globalcreditportal.com (subscription), and may be distributed through other means, including via S&P publications and third party redistributors. Additional information about our ratings fees is available at www.standardandpoors.com/usratingsfees.

Based on a universe of funds provided to SPIAS, SPIAS may recommend for investment certain funds to which S&P licenses certain intellectual property or otherwise has a financial interest, including exchange-traded funds whose investment objective is to substantially replicate the returns of a proprietary index of S&P Dow Jones Indices, such as the S&P 500. SPIAS recommends these funds for investment based on asset allocation, sector representation, liquidity and other factors; however, SPIAS has a potential conflict of interest with respect to the inclusion of these funds. In cases where S&P is paid fees that are tied to the amount of assets that are invested in the fund, investment in the fund will generally result in S&P earning compensation in addition to the fees received by SPIAS in connection with its provision of services. In certain cases there may be alternative funds that are available for investment that will provide investors substantially similar exposure to the asset class or sector.

S&P provides a wide range of services to, or relating to, many organizations, including issuers of securities, investment advisers, broker-dealers, investment banks, other financial institutions and financial intermediaries, and accordingly may receive fees or other economic benefits from those organizations, including organizations whose securities or services they may recommend, rate, include in model portfolios, evaluate or otherwise address.

SPIAS may consider research and other information from affiliates in making its investment recommendations. The investment policies of certain portfolios specifically state that among the information SPIAS will consider in evaluating a security are the credit ratings assigned by S&P. SPIAS does not consider the ratings assigned by other credit rating agencies. Credit rating criteria and scales may differ among credit rating agencies. Ratings assigned by other credit rating agencies may reflect more or less favorable opinions of creditworthiness than ratings assigned by S&P.

The Funds are not sponsored, endorsed, sold or promoted by S&P and its affiliates and S&P and its affiliates make no representation regarding the advisability of investing in the Funds.

Goldman Sachs is a registered service mark of Goldman, Sachs & Co.

The Product(s) is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the Corporations). The Corporations have not passed on the legality or suitability of or the accuracy or adequacy of descriptions and disclosures relating to the Product(s). The Corporations make no representation or warranty, express or implied to the Owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance. The Corporations’ only relationship to Jackson (Licensee) is in the licensing of the Nasdaq-100®, Nasdaq-100 Index® and Nasdaq® trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s). Nasdaq has no obligation to take the needs of the Licensee or the Owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S) OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

“The Nasdaq-100®,” “Nasdaq-100 Index®,” “Nasdaq Stock Market®” and “Nasdaq®” are trade or service marks of The Nasdaq, Inc. (which with its affiliates are the “Corporations”) and have been licensed for use by Jackson. The Corporations have not passed on the legality or suitability of the JNL/Mellon Capital Nasdaq® 100 Fund. The JNL/Mellon Capital Nasdaq® 100 Fund is not issued, endorsed, sponsored, managed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE JNL/MELLON CAPITAL NASDAQ® 100 FUND.

THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY JACKSON NATIONAL ASSET MANAGEMENT, LLC. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND OR THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, ANY OTHER PERSON OR ENTITY, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND. NONE OF THE MSCI PARTIES

HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND, OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL

OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

APPENDIX B

FINANCIAL INSTITUTION SUPPORT

Below is a complete list of Financial Institutions that received marketing and distribution and/or administrative support in 2015 from the Distributor and/or Jackson in relation to the sale of our variable insurance products.

1st Global Capital Corporation	Bolton Global Capital	Commonwealth Financial Network
Adirondack Trading Group, LLC	BOSC, Inc.	Community America Financial Solutions, LLC
Advanced Financial Services	Broker Dealer Financial Services Corporation	Comprehensive Asset Management and
Advanced Wealth and Retirement Planning	Brokers International Financial Services, LLC	Servicing, Inc.
Concepts	Brooklight Place Securities	Cona Investment Advisors, LLC
Advisors Wealth Management, Inc.	Bruce A. Lefavi Securities, Inc.	Concorde Investment Services, LLC
Advisory Group Equity Services, Ltd.	Bruderman Brothers	Coordinated Capital Securities, Inc.
Allegheny Investments, Ltd.	Buckman, Buckman & Reid, Inc.	CoreCap Investments, Inc.
Allegiance Capital, LLC	Cabot Lodge Securities, LLC	Corinthian Partners
Allegis Investment Services	Cadaret, Grant & Co., Inc.	Cornerstone Financial Services, Inc.
Allen & Company of Florida, Inc.	Calton & Associates, Inc.	Country Capital Management Company
Allstate Financial Services, LLC	Cambridge Investment Research, Inc.	Country Club Financial Services, Inc.
American Capital	Cantella & Company, Inc.	Creative Financial Designs, Inc.
American Independent Securities Group, LLC	Cape Securities, Inc.	Crescent Securities Group
American Investors Company	Capital Financial Services	Crown Capital Securities, L.P.
American Portfolios Financial Services, Inc.	Capital Guardian, LLC	CUNA Brokerage Services, Inc.
Ameriprise Advisor Services, Inc.	Capital Investment Group, Inc.	CUSO Financial Services, Inc.
Ameritas Investment Corporation	Capital One Investment Services, LLC	Cutter & Company
Arete Wealth Management, LLC	Capital Resource Management	D.A. Davidson & Company
Arque Capital, Ltd.	Capital Synergy Partners, Inc.	D.H. Hill Securities, LLP
Arvest Asset Management	Capitol Securities Management, Inc.	Davenport & Company, LLC
Associated Investment Services	Carey, Thomas, Hoover, & Breault, Inc.	Davinci Capital Management Inc.
Aurora Capital, LLC	Cary Street Partners, LLC	Dempsey Lord Smith, LLC
Ausdal Financial Partners, Inc.	CCF Investments, Inc.	Despain Financial Corporation
Aveo Capital Partners, LLC	CCO Investment Services Corporation	DFPG Investments
AXA Advisors, LLC	Centaurus Financial, Inc.	Dominion Investor Services
B. B. Graham & Company, Inc.	Centennial Securities Company, Inc.	Doughtery & Company, Inc.
B.C. Ziegler & Company	Center Street Securities, Inc.	Duncan Williams, Inc.
BA Financial Services, Inc.	Century Securities & Associates, Inc.	EDI Financial Inc.
BancWest Investment Services, Inc.	Ceros Financial Services, Inc.	Edward Jones & Company
Bankers & Investors Company	Cetera	Equable Securities Corporation
Bannon, Ohanesian & Lecours, Inc.	Cetera Advisor Networks, LLC	Equity Services, Inc.
BB&T Securities, LLC	Cetera Advisors, LLC	Essex National Securities, Inc.
BBVA Compass Investment Solutions Inc.	Cetera Financial Specialists, LLC	Everest Investment Advisors, Inc.
BCG Securities, Inc.	Cetera Investment Advisers, LLC	Fairport Capital, Inc.
BD Financial	Cetera Investment Services, LLC	FBT Investments, Inc.
Beaconsfield Financial Services	CFD Investments, Inc.	Feltl and Company
Beneficial Investment Services	CFS Investments, Inc.	Fifth Third Securities
Benjamin F Edwards & Company	Chelsea Financial Services	Financial Planning Consultants
Berthel, Fisher & Company Financial Services	CitiGroup Global Markets Inc.	Financial West Investment Group
BFC Planning, Inc.	Citizens Investment Services	Fintegra Financial Solutions
BFT Financial Group, LLC	CL Wealth Management, LLC	First Allied Securities, Inc.
BHF RG Capital, Inc.	Client One Securities, LLC	First American Securities
BMO Harris Financial Advisors, Inc.	Coastal Equities, Inc.	First Citizens Investor Services

First Financial Equity Corporation	IBN Financial Services, Inc.	Long Island Financial Group, Inc.
First Heartland Capital, Inc.	IFS Securities	Lowell & Company
First Independent Advisory Services, Inc.	IMS Securities, Inc.	LPL Financial Services
First Midwest Securities	Independence Capital Company	Lucia Securities, LLC
First National Capital Markets	Independent Financial Group, LLC	M Griffith Investment Services
First Republic Securities Company	Infinex Investments, Inc.	M. Holdings Securities, Inc.
First State Financial	Infinity Securities, Inc.	M&T Securities, Inc.
First Western Securities, Inc.	ING/Voya Financial Advisors, LLC	Madison Avenue Securities, Inc.
FirstMerit Financial Services, Inc.	Innovation Partners, LLC	McNally Financial Services Corp
Folger Nolan Fleming Douglas	Insight Securities	Means Investment Company, Inc.
Foothill Securities, Inc.	Institutional Securities Corporation	Mercap Securities, LLC
Foresters Equity Services Inc.	International Assets Advisory, LLC	Mercer Allied Company, LP
Fortune Financial Services, Inc.	Intervest International, Inc.	Merrill Lynch
Founders Financial Securities, LLC	INVEST Financial Corporation	MetLife Securities, Inc.
Fountainhead Capital Management	Investacorp, Inc.	Michigan Securities, Inc.
Freedom Investors Corporation	Investment Centers of America, Inc.	Mid Atlantic Capital Corporation
Freedom Wealth Advisors, LLC	Investment Network, Inc.	Mid-Atlantic Securities Inc.
FSC Securities Corporation	Investment Planners, Inc.	Millington Investments, LLC
FTB Advisors, Inc.	Investment Professional, Inc.	Ministry Partners Securities, LLC
Fusion Investment Advisors, LLC	Investors Capital Corporation	Mischler Financial Group, Inc.
G F Investment Services	J P Turner & Company, LLC	MML Investors Services, LLC
G.W. Sherwold Associates Inc.	J. Alden Associates, Inc.	Moloney Securities Company, Inc.
G.A. Repple and Company	J.W. Cole Financial, Inc.	Money Concepts Capital Corp
Garden State Securities	James T Borello & Company	Moors & Cabot, Inc.
Geneos Wealth Management, Inc.	Janney, Montgomery Scott, LLC	Morgan Stanley Smith Barney LLC
Girard Securities, Inc.	JHS Capital Advisors Inc.	Mutual of Omaha Investor Services, Inc.
Global Brokerage Services, Inc.	JJB Hilliard WL Lyons, LLC	Mutual Securities, Inc.
Global View Capital Management	JW Cole Financial, Inc.	Mutual Trust Company of America Securities
GLP Investment Services, LLC	K.W. Chambers & Company	MWA Financial Services, Inc.
Gold Coast Securities, Inc.	Kalos Capital, Inc.	National Planning Corporation
Gradient Securities, LLC	KCD Financial, Inc.	National Securities Corporation
Great American Investors, Inc.	Key Investment Services	Nations Financial Group, Inc.
GWN Securities, Inc.	Keystone Capital Corporation	Nationwide Planning Associates
H Beck, Inc.	KMS Financial Services Inc	Nationwide Securities, LLC
H.D. Vest Investment Securities, Inc.	Kovack Securities, Inc.	Navy Federal Brokerage Services, LLC
Hancock Investment Services, LLC	L.M. Kohn & Company, Inc.	NBC Securities, Inc.
Hantz Financial Services	L.O. Thomas & Co., Inc.	Neidiger, Tucker, Bruner, Inc.
Harbor Financial Services, LLC	Labrunerie Financial	New Century Financial Group, LLC
Harbour Investments, Inc.	Lara, Shull and May, LLC	New England Securities Corporation
Harger and Company, Inc.	Larson Financial Securities	Newbridge Securities Corporation
Harvest Capital, LLC	Lasalle St. Securities, LLC	Next Financial Group, Inc.
Hazard & Siegel, Inc.	Legend Equities Corporation	NFP Securities, Inc.
Hazlett Burt & Watson	Leigh Baldwin & Company	NIA Securities
HBW Securities, LLC	Liberty Partners Financial Services, LLC	North Ridge Securities Corporation
Heartland Investment Associates, Inc.	Lifemark Securities Corporation	Northeast Securities, Inc.
Hefren-Tillotson, Inc.	Lincoln Financial Advisors Corporation	Northridge Securities
Hornor, Townsend & Kent, Inc.	Lincoln Financial Securities Corporation	NorthStar Wealth Management, Inc.
HSBC Securities	Lincoln Investment Planning Inc.	Northwestern Mutual Investment Services, LLC
Huntleigh Securities Corporation	Lombard Securities	NOVA Financial, LLC

NPB Financial Group, LLC	Securities America, Inc.	United Planners Financial Services of America
NYLife Securities, Inc.	Securities Equity Group	U.S. Bancorp Investments, Inc.
Oak Tree Securities, Inc.	Securities Management & Research, Inc.	USA Financial Securities Corporation
OFG Financial Services, Inc.	Securities Service Network Inc.	Valic Financial Advisors, Inc.
Ohanesian & Lecours, Inc.	Sequoia Wealth Management	ValMark Securities, Inc.
OneAmerica Securities, Inc.	Shearson Financial Services	Vanderbilt Securities, LLC
Oppenheimer & Company, Inc.	Sigma Financial Corporation	VSR Financial Services, Inc.
Pacific American Securities, LLC	Signator Financial Services, Inc.	Waddell & Reed, Inc.
Packerland Brokerage Services	Signator Investors, Inc.	Wall Street Financial Group
Paradigm Equities, Inc.	Signature Financial Group	Wayne Hummer Investments, LLC
Park Avenue Securities, LLC	SII Investments, Inc.	Wealth Management Resources, Inc.
Parkland Securities, LLC	Silver Oak Securities	Wedbush Securities Inc.
Parsonex Securities, LLC	Sorrento Pacific Financial, LLC	Wellington Shields & Company, LLC
Peak Brokerage Services	Southeast Investments, N.C., Inc.	Wells Fargo Advisors, LLC
Peoples Securities, Inc.	Southwest Securities, Inc.	Wesbanco Securities, Inc.
PFA Security Asset Management Inc.	St. Bernard Financial Services, Inc.	Wescom Financial Services, LLC
PlanMember Securities Corporation	Stephens, Inc.	Western Equity Group
PNC Investments, LLC	Sterne Agee Financial Services, Inc.	Western International Securities Inc.
Presidential Brokerage, Inc.	Sterne, Agee & Leach, Inc.	WFG Investments, Inc.
Princor Financial Services	Stifel Nicolaus & Company, Inc.	Wilbanks Securities, Inc.
Private Advisor Group, LLC	Summit Brokerage Services, Inc.	William C. Burnside & Co., Inc.
Private Client Services, LLC	Summit Equities, Inc.	Williams Financial Group
Pro Equities, Inc.	Sunset Financial Services, Inc.	Windmill Group
Prospera Financial Services Inc.	SunTrust Investment Services, Inc.	Winslow, Evans, & Crocker, Inc.
Pruco Securities, LLC	SWBC Investment Services	Woodbury Financial Services, Inc.
PTS Brokerage LLC	SWS Financial Services, Inc.	Woodmen Financial Services, Inc.
Purshe Kaplan Sterling Investments	Symphonic Securities, LLC	World Capital Brokerage, Inc.
Questar Capital Corporation	Synovus Securities, Inc.	World Choice Securities, Inc.
Raymond James & Associates, Inc.	T.S. Phillips Investments, Inc.	World Equity Group, Inc.
RBC Capital Markets Corporation	Tandem Securities, Inc.	Worth Financial Group, Inc.
RBC Dain Rauscher, Inc.	TFS Securities, Inc.	Wunderlich Securities, Inc.
Regulus Advisors, LLC	The Huntington Investment Company	WWK Investments, Inc.
Rendler Sales Consulting, LLC	The Investment Center, Inc.
Rhodes Securities, Inc.	The Leaders Group, Inc.
Ridgeway & Conger, Inc.	The O.N. Equity Sales Company
RNR Securities, LLC	The Patriot Financial Group
Robert W. Baird & Company, Inc.	The Strategic Financial Alliance, Inc.
Rogan and Associates	Thrivent Financial
Royal Alliance Associates Inc	Thurston, Springer, Miller, Herd and Titak, Inc.
Royal Securities Company	Titlelist Asset Management, Ltd.
RSG Capital Corporation	Transamerica Financial Advisors, Inc.
S.G. Long & Company	Triad Advisors, Inc.
Sage Rutty and Company, Inc.	Trustmont Financial Group, Inc.
Sagepoint Financial, Inc.	UBS Financial Services, Inc.
Sandlapper Securities, LLC	Uhlmann Price Securities
Santander Securities, LLC	UMB Financial Services, Inc.
Saxony Securities, Inc.	Umpqua Investments, Inc.
SCF Securities, Inc.	UnionBanc Investment Services, LLC
Securian Financial Services, Inc.	United Brokerage Services, Inc.

APPENDIX C

GMWB PROSPECTUS EXAMPLES

Unless otherwise specified, the following examples assume you elected a GMWB with a 5% benefit when you purchased your Contract, no other optional benefits were elected, your initial premium payment was $100,000, your GAWA is greater than your RMD (if applicable) at the time a withdrawal is requested, all partial withdrawals requested include any applicable charges, no prior partial withdrawals have been made, and the bonus percentage (if applicable) is 7%. The examples also assume that the GMWB and any For Life Guarantee have not been terminated as described in the Access to Your Money section of this prospectus. If you elected a GMWB other than a GMWB with a 5% benefit, the examples will still apply, given that you replace the 5% in each of the GAWA calculations with the appropriate GAWA%. If you elected a GMWB with a bonus percentage other than 7%, the examples will still apply if you replace the 7% in each of the bonus calculations with the appropriate bonus percentage.

Example 1: At election, your GWB is set and your GAWA is determined based on that value.

▪	Example 1a: If the GMWB is elected at issue:

s	Your initial GWB is $100,000, which is your initial Premium payment.

s	Your GAWA is $5,000, which is 5% of your initial GWB ($100,000*0.05 = $5,000).

▪	Example 1b: If the GMWB is elected after issue or you convert to another GMWB, if permitted, when the Contract Value is $105,000 at the time the GMWB is elected or converted:

s
Your initial GWB is $105,000, which is your Contract Value on the effective date of the endorsement. If you converted your GMWB when the GWB for your former GMWB was $120,000 and the Contract Value declined to $105,000 prior to the conversion date, the conversion to the new GMWB would result in a $15,000 reduction in the GWB.

s	Your GAWA is $5,250, which is 5% of your initial GWB ($105,000*0.05 = $5,250).

▪	Notes:

s	If your endorsement contains a varying benefit percentage:

–
Your GAWA% and GAWA are not determined until the earlier of the time of your first withdrawal, the date that your Contract Value reduces to zero, the date that the GMWB is continued by a spousal Beneficiary who is not a Covered Life, or upon election of a GMWB Income Option.

–
If your endorsement allows for re-determination of the GAWA%, your initial Benefit Determination Baseline (BDB) is set equal to your initial Premium payment if the endorsement is elected at issue or your Contract Value if the endorsement is elected after issuance of the Contract.

s	If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision, your bonus base is set equal to your GWB at the time of election.

s	If your endorsement includes a 200% Guaranteed Withdrawal Balance Adjustment provision, your initial 200% GWB adjustment is set equal to 200% times your initial GWB.

s	If your endorsement includes a 400% Guaranteed Withdrawal Balance Adjustment provision, your initial 400% GWB adjustment is set equal to 400% times your initial GWB.

s	If your endorsement includes a GMWB Death Benefit provision, your initial GMWB death benefit is set equal to your initial GWB.

Example 2: If your endorsement contains a varying benefit percentage, your GAWA% is determined on the earlier of the time of your first withdrawal, the date that your Contract Value reduces to zero, the date that the GMWB is continued by a spousal Beneficiary who is not a Covered Life, or upon election of the Life Income of a GMWB Income Option. Your GAWA% is set based upon your attained age at that time. Your initial GAWA is determined based on this GAWA% and the GWB at that time.

▪
If, at the time the GAWA% is determined, your GAWA% is 5% based on your attained age and your GWB is $100,000, your initial GAWA is $5,000, which is your GAWA% multiplied by your GWB at that time ($100,000 * 0.05 = $5,000).

▪
If your endorsement allows for re-determination of the GAWA%, your GAWA% will be re-determined based on your attained age if your Contract Value (or highest quarterly Contract Value, as applicable) at the time of a step-up is greater than the BDB.

Example 3: Upon payment of a subsequent Premium, your GWB and GAWA are re-determined. Your GWB is subject to a maximum of $5,000,000.

▪	Example 3a: If you make an additional Premium payment of $50,000 and your GWB is $100,000 at the time of payment:

s	Your new GWB is $150,000, which is your GWB prior to the additional Premium payment ($100,000) plus your additional Premium payment ($50,000).

s	Your GAWA is $7,500, which is your GAWA prior to the additional Premium payment ($5,000) plus 5% of your additional Premium payment ($50,000*0.05 = $2,500).

▪	Example 3b: If you make an additional Premium payment of $100,000 and your GWB is $4,950,000 and your GAWA is $247,500 at the time of payment:

s	Your new GWB is $5,000,000, which is the maximum, since your GWB prior to the additional Premium payment ($4,950,000) plus your additional Premium payment ($100,000) exceeds the maximum of $5,000,000.

s	Your GAWA is $250,000, which is your GAWA prior to the additional Premium payment ($247,500) plus 5% of the allowable $50,000 increase in your GWB (($5,000,000 - $4,950,000)*0.05 = $2,500).

▪	Notes:

s	If your endorsement contains a varying benefit percentage:

–	Your GAWA is recalculated upon payment of an additional Premium (as described above) only if such payment occurs after your GAWA % has been determined.

–	If your endorsement allows for re-determination of the GAWA%, your BDB is increased by the Premium payment.

s	If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision, your bonus base is increased by the Premium payment, subject to a maximum of $5,000,000.

s	If your endorsement includes a 200% Guaranteed Withdrawal Balance Adjustment provision:

–
If the Premium payment occurs prior to the first Contract Anniversary following the effective date of the endorsement, your 200% GWB adjustment is increased by the Premium payment times 200%, subject to a maximum of $5,000,000. For example, if, as in Example 3a, you make an additional Premium payment of $50,000 prior to your first Contract Anniversary following the effective date of the endorsement, and your 200% GWB adjustment value before the additional Premium payment is $200,000, then the 200% GWB adjustment is increased by 200% of the additional premium payment. The resulting 200% GWB adjustment is $200,000 + $100,000 = $300,000.

–
If the Premium payment occurs on or after the first Contract Anniversary following the effective date of the endorsement, your 200% GWB adjustment is increased by the Premium payment, subject to a maximum of $5,000,000. For example, if you make an additional Premium payment of $50,000 after your first Contract Anniversary following the effective date of the endorsement, and your 200% GWB adjustment value before the additional Premium payment is $200,000, then the 200% GWB adjustment is increased by 100% of the additional premium payment. The resulting 200% GWB adjustment is $200,000 + $50,000 = $250,000.

s	If your endorsement includes a GMWB Death Benefit provision, your GMWB death benefit is increased by the Premium payment, subject to a maximum of $5,000,000.

Example 4: Upon withdrawal of the guaranteed amount (which is the greater of your GAWA or your RMD), your GWB and GAWA are re-determined.

▪	Example 4a: If you withdraw an amount equal to your GAWA ($5,000) when your GWB is $100,000:

s	Your new GWB is $95,000, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($5,000).

s	Your GAWA for the next year remains $5,000, since you did not withdraw an amount that exceeds your GAWA.

s
If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($95,000 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 4b: If you withdraw an amount equal to your RMD ($7,500), which is greater than your GAWA ($5,000) when your GWB is $100,000 and the RMD provision is in effect for your endorsement:

s	Your new GWB is $92,500, which is your GWB prior to the withdrawal ($100,000) less the amount of the withdrawal ($7,500).

s	Your GAWA for the next year remains $5,000, since your withdrawal did not exceed the greater of your GAWA ($5,000) or your RMD ($7,500).

s
If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($92,500 / $5,000 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:

s	If your endorsement allows for re-determination of the GAWA%, your BDB remains unchanged since the BDB is not adjusted for partial withdrawals.

s
If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision, your bonus base remains unchanged since the withdrawal did not exceed the guaranteed amount; however, no bonus will be applied to your GWB at the end of the Contract Year in which the withdrawal is taken.

s	If your endorsement includes a Guaranteed Withdrawal Balance Adjustment provision, your Guaranteed Withdrawal Balance Adjustment provision is terminated since a withdrawal is taken.

s	If your endorsement includes a GMWB Death Benefit provision, your GMWB death benefit is reduced by the amount of the withdrawal since the withdrawal did not exceed the greater of the GAWA or the RMD.

s	If your endorsement does not include a For Life Guarantee or if the For Life Guarantee is not in effect, your GAWA would not be permitted to exceed your new GWB.

s
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

Example 5: Upon withdrawal of an amount that exceeds your guaranteed amount (as defined in Example 4), your GWB and GAWA are re-determined.

▪	Example 5a: If you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $130,000 and your GWB is $100,000:

s	Your GWB is recalculated based on the type of endorsement you have elected and the effective date of the endorsement.

–
If your endorsement contains an annual Step-Up provision and is effective on or after 03/31/2008, your new GWB is $91,200, which is your GWB reduced dollar for dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $91,200].

–
Otherwise, your new GWB is $90,000, which is the lesser of 1) your GWB prior to the withdrawal less the amount of the withdrawal ($100,000 - $10,000 = $90,000) or 2) your Contract Value prior to the withdrawal less the amount of the withdrawal ($130,000 - $10,000 = $120,000)

s
Your GAWA is recalculated based on the type of endorsement you have elected and the effective date of the endorsement. In addition, if you have elected a For Life GMWB, your For Life Guarantee may be impacted depending on the effective date of the endorsement.

–
If your endorsement contains an annual Step-Up provision and is effective on or after 03/31/2008, your GAWA is recalculated to equal $4,800, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000) / ($130,000 - $5,000)) = $4,800]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($91,200 / $4,800 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

–
Otherwise, if your endorsement is a For Life GMWB and is effective prior to 05/01/2006 or if your endorsement is not a For Life GMWB, your GAWA for the next year remains $5,000, since it is recalculated to equal the lesser of 1) your GAWA prior to the withdrawal ($5,000) or 2) 5% of your Contract Value after the withdrawal ($120,000*0.05 = $6,000). If you continued to take annual withdrawals equal to your GAWA, it would take an additional 18 years to deplete your GWB ($90,000 / $5,000 per year = 18 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date.

–
Otherwise, your GAWA is recalculated to equal $4,500, which is 5% of your new GWB ($90,000*0.05 = $4,500). If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($90,000 / $4,500 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 5b: If you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $105,000 and your GWB is $100,000:

s	Your GWB is recalculated based on the type of endorsement you have elected and the effective date of the endorsement.

–
If your endorsement contains an annual Step-Up provision and is effective on or after 03/31/2008, your new GWB is $90,250, which is your GWB reduced dollar for dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000)*(1 - ($10,000 - $5,000) / ($105,000 - $5,000)) = $90,250].

–
Otherwise, your new GWB is $90,000, which is the lesser of 1) your GWB prior to the withdrawal less the amount of the withdrawal ($100,000 - $10,000 = $90,000) or 2) your Contract Value prior to the withdrawal less the amount of the withdrawal ($105,000 - $10,000 = $95,000).

s
Your GAWA is recalculated based on the type of endorsement you have elected and the effective date of the endorsement. In addition, if you have elected a For Life GMWB, your For Life Guarantee may be impacted depending on the effective date of the endorsement.

–
If your endorsement contains an annual Step-Up provision and is effective on or after 03/31/2008, your GAWA is recalculated to equal $4,750, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000 * (1 - ($10,000 - $5,000)/($105,000 - $5,000)) = $4,750]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($90,250 / $4,750 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

–
Otherwise, if your endorsement is a For Life GMWB and is effective prior to 05/01/2006 or if your endorsement is not a For Life GMWB, your GAWA for the next year is recalculated to equal $4,750, which is the lesser of 1) your GAWA prior to the withdrawal ($5,000) or 2) 5% of your Contract Value after the withdrawal ($95,000*0.05 = $4,750). If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($90,000 / $4,750 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date, and the amount of your final withdrawal would be less than your GAWA (and equal to your remaining GWB). In addition, if you have elected a For Life GMWB, your For Life Guarantee becomes null and void since the amount of the withdrawal exceeds your GAWA.

–
Otherwise, your GAWA is recalculated to equal $4,500, which is 5% of your new GWB ($90,000*0.05 = $4,500). If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($90,000 / $4,500 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 5c: If you withdraw an amount ($10,000) that exceeds your GAWA ($5,000) when your Contract Value is $55,000 and your GWB is $100,000:

s	Your GWB is recalculated based on the type of endorsement you have elected and the effective date of the endorsement.

–
If your endorsement contains an annual Step-Up provision and is effective on or after 03/31/2008, your new GWB is $85,500, which is your GWB reduced dollar for dollar for your GAWA, then reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [($100,000 - $5,000) * (1 - ($10,000 - $5,000) / ($55,000 - $5,000)) = $85,500].

–
Otherwise, your new GWB is $45,000, which is the lesser of 1) your GWB prior to the withdrawal less the amount of the withdrawal ($100,000 - $10,000 = $90,000) or 2) your Contract Value prior to the withdrawal less the amount of the withdrawal ($55,000 - $10,000 = $45,000).

s
Your GAWA is recalculated based on the type of endorsement you have elected and the effective date of the endorsement. In addition, if you have elected a For Life GMWB, your For Life Guarantee may be impacted depending on the effective date of the endorsement.

–
If your endorsement contains an annual Step-Up provision and is effective on or after 03/31/2008, your GAWA is recalculated to equal $4,500, which is your current GAWA reduced in the same proportion that the Contract Value is reduced for the portion of the withdrawal that is in excess of the GAWA [$5,000*(1-($10,000-$5,000)/($55,000 - $5,000))=$4,500]. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 19 years to deplete your GWB ($85,500 / $4,500 per year = 19 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 19 years, provided that the withdrawals are taken prior to the Latest Income Date.

–
Otherwise, if your endorsement is a For Life GMWB and is effective prior to 05/01/2006 or if your endorsement is not a For Life GMWB, your GAWA for the next year is recalculated to equal $2,250, which is the lesser of 1) your GAWA prior to the withdrawal ($5,000) or 2) 5% of your Contract Value after the withdrawal ($45,000*0.05 = $2,250). If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($45,000 / $2,250 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. In addition, if you have elected a For Life GMWB, your For Life Guarantee becomes null and void since the amount of the withdrawal exceeds your GAWA.

–
Otherwise, your GAWA is recalculated to equal $2,250, which is 5% of your new GWB ($45,000*0.05 = $2,250). If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($45,000 / $2,250 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if your For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:

s	If your endorsement contains a varying benefit percentage, and allows for re-determination of your GAWA% your BDB remains unchanged since the BDB is not adjusted for partial withdrawals.

s
If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision, your bonus base is recalculated to equal the lesser of 1) your bonus base prior to the withdrawal or 2) your GWB following the withdrawal. In addition, no bonus will be applied to your GWB at the end of the Contract Year in which the withdrawal is taken.

s	If your endorsement includes a Guaranteed Withdrawal Balance Adjustment provision, your Guaranteed Withdrawal Balance Adjustment provision is terminated since a withdrawal is taken.

s
If your endorsement includes a GMWB Death Benefit provision, your GMWB death benefit is reduced in the same manner that the GWB is reduced; it is first reduced dollar for dollar for the GAWA and then is reduced in the same proportion that the Contract Value is reduced for the amount of the withdrawal in excess of the GAWA.

s	If your endorsement does not include a For Life Guarantee or if the For Life Guarantee is not in effect, your GAWA would not be permitted to exceed your remaining GWB.

s
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where your minimum death benefit is reduced proportionately for withdrawals, your death benefit may be reduced by more than the amount of the withdrawal.

Example 6: Upon step-up, your GWB and GAWA are re-determined. (This example only applies if your endorsement contains a Step-Up provision.)

▪	Example 6a: If at the time of step-up your Contract Value (or highest quarterly Contract Value, as applicable) is $200,000, your GWB is $90,000, and your GAWA is $5,000:

s	Your new GWB is recalculated to equal $200,000, which is equal to your Contract Value (or highest quarterly Contract Value, as applicable).

s
If your GAWA% is not eligible for re-determination, your GAWA for the next year is recalculated to equal $10,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($200,000*0.05 = $10,000).

–
After step-up, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($200,000 / $10,000 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

s
However, if your GAWA% is eligible for re-determination and the step-up occurs after the initial determination of your GAWA%, the GAWA% will be re-determined based on your attained age (or the youngest Covered Life's attained age if your endorsement is a For Life GMWB with Joint Option) if your Contract Value (or highest quarterly Contract Value, as applicable) at the time of the step-up is greater than your BDB.

–	If, in the example above, your BDB is $100,000 and the GAWA% at the applicable attained age is 6%:

•	Your GAWA% is set to 6%, since your Contract Value (or highest quarterly Contract Value, as applicable)($200,000) is greater than your BDB ($100,000).

•	Your GAWA is equal to $12,000, which is your new GWB multiplied by your new GAWA% ($200,000 * 0.06 = $12,000).

•
Your BDB is recalculated to equal $200,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value (or highest quarterly Contract Value, as applicable) at the time of step-up ($200,000).

s
If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision your bonus base is $100,000 just prior to the step-up, your bonus base is recalculated to equal $200,000, which is the greater of 1) your bonus base prior to the step-up ($100,000) or 2) your GWB following the step-up ($200,000).

–
If your endorsement allows for the Bonus Period to re-start and you have not passed your Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life's 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your bonus base has been increased due to the step-up.

▪	Example 6b: If at the time of step-up your Contract Value (or highest quarterly Contract Value, as applicable) is $90,000, your GWB is $80,000, and your GAWA is $5,000:

s	Your new GWB is recalculated to equal $90,000, which is equal to your Contract Value (or highest quarterly Contract Value, as applicable).

s	Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($90,000*0.05 = $4,500).

–
After step-up, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 18 years to deplete your GWB ($90,000 / $5,000 per year = 18 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 18 years, provided that the withdrawals are taken prior to the Latest Income Date.

s
If your GAWA% is eligible for re-determination and the step-up occurs after the initial determination of your GAWA%, the GAWA% will be re-determined based on your attained age (or the youngest Covered Life's attained age if your endorsement is a For Life GMWB with Joint Option) if your Contract Value (or highest quarterly Contract Value, as applicable) is greater than your BDB. However, in this case, it is assumed that your initial Premium is $100,000. Your BDB would not be less than $100,000, implying that this would not be an opportunity for a re-determination of the GAWA%. In addition, if your BDB is $100,000 prior to the step-up, your BDB remains $100,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value (or highest quarterly Contract Value, as applicable) at the time of step-up ($90,000).

s
If your endorsement includes a Guaranteed Withdrawal Balance Bonus provision and your bonus base is $100,000 just prior to the step-up, your bonus base remains $100,000, which is the greater of 1) your bonus base prior to the step-up ($100,000) or 2) your GWB following the step-up ($90,000).

–	Even if your endorsement allows for the Bonus Period to re-start, your Bonus Period will not re-start since your bonus base has not been increased due to the step-up.

▪	Notes:

s
Your endorsement may contain a provision allowing the Company to increase the GMWB charge upon step-up. If the charge does increase, a separate calculation would be recommended to establish if the step-up is beneficial.

s
If your endorsement contains a provision for automatic step-ups, your GWB will only step up to the Contract Value (or highest quarterly Contract Value, as applicable) if the Contract Value (or highest quarterly Contract Value, as applicable) is greater than your GWB at the time of the automatic step-up.

s
If your endorsement contains a Guaranteed Withdrawal Balance Bonus provision and a provision for automatic step-ups, your bonus base will be re-determined only if your GWB is increased upon step-up to a value above your bonus base just prior to the step-up.

s	If your endorsement contains a varying benefit percentage, your GAWA is recalculated upon step-up (as described above) only if the step-up occurs after your GAWA% has been determined.

s	If your endorsement contains a Guaranteed Withdrawal Balance Adjustment provision, your GWB adjustment remains unchanged since step-ups do not impact the GWB adjustment.

s	If your endorsement contains a GMWB Death Benefit provision, your GMWB death benefit remains unchanged since step-ups do not impact the GMWB death benefit.

s
If your endorsement bases step-ups on the highest quarterly Contract Value, the highest quarterly Contract Value is equal to the greatest of the four most recent quarterly adjusted Contract Values. The quarterly adjusted Contract Values are initialized on each Contract Quarterly Anniversary and are adjusted for any premiums and/or withdrawals subsequent to the initialization in the same manner as the GWB.

Example 7: Impact of the order of transactions. (This example only applies if your endorsement contains a Step-Up provision.)

▪
Example 7a: If prior to any transactions your Contract Value (or highest quarterly Contract Value, as applicable) is $200,000, your GAWA is $5,000, your GAWA% is not eligible for re-determination upon step-up, your GWB is $100,000 and you wish to step up your GWB (or your GWB is due to step up automatically) and you also wish to take a withdrawal of an amount equal to $5,000:

s
If you request the withdrawal the day after the step-up, upon step-up, your GWB is set equal to $200,000, which is your Contract Value (or highest quarterly Contract Value, as applicable). At that time, your GAWA is recalculated and is equal to $10,000, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($200,000*0.05 = $10,000). On the day following the step-up and after the withdrawal of $5,000, your new GWB is $195,000, which is your GWB less the amount of the withdrawal ($200,000 - $5,000 = $195,000) and your GAWA will remain at $10,000 since the amount of the withdrawal does not exceed your GAWA. If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($195,000 / $10,000 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

–
If your endorsement contains a Guaranteed Withdrawal Balance Bonus provision and your bonus base is $100,000 just prior to the step-up, at the time of step-up, your bonus base is recalculated and is equal to $200,000, which is the greater of 1) your bonus base prior to the step-up ($100,000) or 2) your GWB following the step-up ($200,000). Your bonus base is not adjusted upon withdrawal since the amount of the withdrawal does not exceed your GAWA.

–
If your endorsement allows for the Bonus Period to re-start and you have not passed the Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life's 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your bonus base has been increased due to the step-up.

–
If your endorsement allows for re-determination of the GAWA% and your BDB is $100,000 just prior to the step-up, then at the time of step-up, your BDB is recalculated and is equal to $200,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value (or highest quarterly Contract Value, as applicable) at the time of step-up ($200,000). Your BDB is not adjusted upon withdrawal since the BDB is not reduced for partial withdrawals.

s
If you request the withdrawal prior to the step-up, immediately following the withdrawal transaction, your new GWB is $95,000, which is your GWB less the amount of the withdrawal ($100,000 - $5,000 = $95,000) and your Contract Value becomes $195,000, which is your Contract Value prior to the withdrawal less the amount of the withdrawal ($200,000 - $5,000 = $195,000). Upon step-up following the withdrawal, your GWB is set equal to $195,000, which is your Contract Value. At that time, your GAWA is recalculated and is equal to $9,750, which is the greater of 1) your GAWA prior to the step-up ($5,000) or 2) 5% of your new GWB ($195,000*0.05 = $9,750). If you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($195,000 / $9,750 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your

GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

–
If your endorsement contains a Guaranteed Withdrawal Balance Bonus provision and your bonus base is $100,000 just prior to the withdrawal, then at the time of the withdrawal, your bonus base is not adjusted since the amount of the withdrawal does not exceed your GAWA. At the time of step-up, your bonus base is recalculated and is equal to $195,000, which is the greater of 1) your bonus base prior to the step-up ($100,000) or 2) your GWB following the step-up ($195,000).

–
If your endorsement allows for the Bonus Period to re-start and you have not passed the Contract Anniversary immediately following your 80th birthday (or the youngest Covered Life's 80th birthday if your endorsement is a For Life GMWB with Joint Option), your Bonus Period will re-start since your bonus base has been increased due to the step-up.

–
If your endorsement allows for re-determination of the GAWA% and your BDB is $100,000 just prior to the withdrawal, then at the time of the withdrawal, your BDB is not adjusted since the BDB is not reduced for partial withdrawals. At the time of step-up, your BDB is recalculated and is equal to $195,000, which is the greater of 1) your BDB prior to the step-up ($100,000) or 2) your Contract Value (or highest quarterly Contract Value, as applicable) at the time of step-up ($195,000).

▪	Notes:

s
As the example illustrates, when considering a request for a withdrawal at or near the same time as the election or automatic application of a step-up, the order of the transactions may impact your GAWA.

–
If the step-up would result in an increase in your GAWA and the requested withdrawal is less than or equal to your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied. This is especially true if your endorsement allows for re-determination of the GAWA% and the step-up would result in a re-determination of the GAWA%.

–
If your endorsement contains an annual Step-Up provision and is effective on or after 12/03/2007, the step-up would result in an increase in your GAWA, and the withdrawal requested is greater than your new GAWA, your GAWA resulting after the two transactions would be greater if the withdrawal is requested after the step-up is applied.

–	Otherwise, your GAWA resulting from the transactions is the same regardless of the order of transactions.

s	This example would also apply in situations when the withdrawal exceeded your GAWA but not your permissible RMD.

s	Your endorsement may contain a provision allowing the Company to increase the GMWB charge upon step-up.

s
If your endorsement contains a provision for automatic step-ups, your GWB will only step up to the Contract Value (or highest quarterly Contract Value, as applicable) if the Contract Value (or highest quarterly Contract Value, as applicable) is greater than your GWB at the time of the automatic step-up.

s
If your endorsement contains a Guaranteed Withdrawal Balance Bonus provision and a provision for automatic step-ups, your bonus base will be re-determined only if your GWB is increased upon step-up to a value above your bonus base just prior to the step-up.

s	If your endorsement contains a varying benefit percentage, the GAWA% is determined at the time of the withdrawal (if not previously determined).

–
If your endorsement allows for re-determination of the GAWA%, the GAWA% is re-determined upon step-up if your Contract Value (or highest quarterly Contract Value, as applicable) is greater than your BDB.

s	If your endorsement contains a Guaranteed Withdrawal Balance Adjustment provision, your Guaranteed Withdrawal Balance Adjustment provision is terminated at the time of the withdrawal.

s
If your endorsement contains a GMWB Death Benefit provision, the GMWB death benefit would not be adjusted for the step-up since step-ups do not impact the GMWB death benefit, but your GMWB death benefit may be reduced for the withdrawal.

s
If your endorsement bases step-ups on the highest quarterly Contract Value, the highest quarterly Contract Value is equal to the greatest of the four most recent quarterly adjusted Contract Values. The quarterly adjusted Contract Values are initialized on each Contract Quarterly Anniversary and are adjusted for any premiums and/or withdrawals subsequent to the initialization in the same manner as the GWB.

s	If your endorsement does not include a For Life Guarantee or if the For Life Guarantee is not in effect, your GAWA would not be permitted to exceed your remaining GWB.

s
Withdrawals taken in connection with a GMWB are considered the same as any other withdrawal for the purpose of determining all other values under the Contract. In the case where a minimum death benefit is reduced proportionately for withdrawals, the death benefit may be reduced by more than the amount of the withdrawal.

Example 8: Upon application of the Guaranteed Withdrawal Balance Bonus, your GWB and GAWA are re-determined. (This example only applies during the Bonus Period if your endorsement contains a Guaranteed Withdrawal Balance Bonus provision.)

▪	Example 8a: If at the end of a Contract Year in which you have taken no withdrawals, your GWB is $100,000, your bonus base is $100,000, and your GAWA is $5,000:

s	Your new GWB is recalculated to equal $107,000, which is equal to your GWB plus 7% of your bonus base ($100,000 + $100,000*0.07 = $107,000).

s	Your GAWA for the next year is recalculated to equal $5,350, which is the greater of 1) your GAWA prior to the application of the bonus ($5,000) or 2) 5% of your new GWB ($107,000*0.05 = $5,350).

s
After the application of the bonus, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($107,000 / $5,350 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Example 8b: If at the end of a Contract Year in which you have taken no withdrawals, your GWB is $90,000, your bonus base is $100,000, and your GAWA is $5,000:

s	Your new GWB is recalculated to equal $97,000, which is equal to your GWB plus 7% of your bonus base ($90,000 + $100,000*0.07 = $97,000).

s	Your GAWA for the next year remains $5,000, which is the greater of 1) your GAWA prior to the application of the bonus ($5,000) or 2) 5% of your new GWB ($97,000*0.05 = $4,850).

s
After the application of the bonus, if you continued to take annual withdrawals equal to your GAWA, it would take an additional 20 years to deplete your GWB ($97,000 / $5,000 per year = 20 years), provided that there are no further adjustments made to your GWB or your GAWA (besides the annual reduction of your GWB by the amount of the withdrawal) and that the withdrawals are taken prior to the Latest Income Date. However, if you have elected a For Life GMWB and the For Life Guarantee is in effect, withdrawals equal to your GAWA could continue for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), even beyond 20 years, provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:

s	Your bonus base is not recalculated upon the application of the bonus to your GWB.

s
If your endorsement contains a varying benefit percentage, your GAWA is recalculated upon the application of the bonus (as described above) only if the application of the bonus occurs after your GAWA% has been determined.

s	If your endorsement includes a Guaranteed Withdrawal Balance Adjustment provision, your GWB adjustment remains unchanged since the GWB adjustment is not impacted by the application of the bonus.

s	If your endorsement includes a GMWB Death Benefit provision, your GMWB death benefit remains unchanged since the GMWB death benefit is not impacted by the application of the bonus.

s	If the For Life Guarantee is not in effect, your GAWA would not be permitted to exceed your remaining GWB.

s	If your endorsement allows for re-determination of the GAWA%, your BDB remains unchanged since the BDB is not impacted by the application of the bonus.

Example 9: For Life Guarantee becomes effective after the effective date of the endorsement. At the time the For Life Guarantee becomes effective, your GAWA is re-determined. (This example only applies if your endorsement is a For Life GMWB that contains a For Life Guarantee that becomes effective after the effective date of the endorsement.)

▪	Example 9a: If on the reset date your Contract Value is $30,000, your GWB is $50,000, and your GAWA is $5,000:

s	Your GAWA for the next year is recalculated to equal $2,500, which is equal to 5% of the current GWB ($50,000*0.05 = $2,500).

s
The For Life Guarantee becomes effective, thus allowing you to make annual withdrawals equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date. Once the For Life Guarantee becomes effective, it remains in effect until the endorsement is terminated, as described in the Access to Your Money section of this prospectus, or upon continuation of the Contract by the spouse (unless your endorsement is a For Life GMWB with Joint Option and the spouse continuing the Contract is a Covered Life in which case the For Life Guarantee remains in effect upon continuation of the Contract by the spouse).

▪	Example 9b: If your Contract Value has fallen to $0 prior to the reset date, your GWB is $50,000 and your GAWA is $5,000:

s	You will continue to receive automatic payments of a total annual amount that equals your GAWA until your GWB is depleted. However, your GAWA would not be permitted to exceed your remaining GWB. Your GAWA is not recalculated since the Contract Value is $0.

s	The For Life Guarantee does not become effective due to the depletion of the Contract Value prior to the effective date of the For Life Guarantee.

▪	Example 9c: If on the reset date, your Contract Value is $50,000, your GWB is $0, and your GAWA is $5,000:

s	Your GAWA for the next year is recalculated to equal $0, which is equal to 5% of the current GWB ($0*0.05 = $0).

s
The For Life Guarantee becomes effective, thus allowing you to make annual withdrawals equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date. Once the For Life Guarantee becomes effective, it remains in effect until the endorsement is terminated, as described in the Access to Your Money section of this prospectus, or upon continuation of the Contract by the spouse (unless your endorsement is a For Life GMWB with Joint Option and the spouse continuing the Contract is a Covered Life in which case the For Life Guarantee remains in effect upon continuation of the Contract by the spouse).

s
Although your GAWA is $0, upon step-up or subsequent premium payments, your GWB and your GAWA would increase to values greater than $0 and since the For Life Guarantee has become effective, you could withdraw an annual amount equal to your GAWA for the rest of your life (or in the case of Joint Owners, until the first death of the Joint Owners or until the death of the last surviving Covered Life if your endorsement is a For Life GMWB with Joint Option), provided that the withdrawals are taken prior to the Latest Income Date.

▪	Notes:

s
If your endorsement is effective on or after 03/31/2008, your reset date is the Contract Anniversary on or immediately following the date you attain age 59 1/2 (or the date the youngest Covered Life attains, or would have attained, age 59 1/2 if your endorsement is a For Life GMWB with Joint Option). If your endorsement is effective prior to 03/31/2008, your reset date is the Contract Anniversary on or immediately following your 65th birthday (or the youngest Covered Life's 65th birthday if your endorsement is a For Life GMWB with Joint Option).

Example 10: For Life Guarantee on a For Life GMWB with Joint Option. (This example only applies if your endorsement is a For Life GMWB with Joint Option.)

▪	If at the time of the death of the Owner (or either Joint Owner) the Contract Value is $105,000 and your GWB is $100,000:

s
If your endorsement has a For Life Guarantee that becomes effective after the effective date of the endorsement, the surviving Covered Life may continue the Contract and the For Life Guarantee will remain in effect or become effective on the Contract Anniversary on the reset date. Once the For Life Guarantee becomes effective, the surviving Covered Life will be able to take annual withdrawals equal to the GAWA for the rest of his or her life, provided that the withdrawals are taken prior to the Latest Income Date.

s
If your endorsement has a For Life Guarantee that becomes effective on the effective date of the endorsement, the surviving Covered Life may continue the Contract and the For Life Guarantee will remain in effect. The GAWA% and the GAWA will continue to be determined or re-determined based on the youngest Covered Life's attained age (or the age he or she would have attained). The surviving Covered Life will be able to take annual withdrawals equal to the GAWA for the rest of his or her life, provided that the withdrawals are taken prior to the Latest Income Date.

s
The surviving spouse who is not a Covered Life may continue the Contract and the For Life Guarantee is null and void. However, the surviving spouse will be entitled to make withdrawals until the GWB is exhausted, provided that the withdrawals are taken prior to the Latest Income Date.

s	Your GWB remains $100,000 and your GAWA remains unchanged at the time of continuation.

▪	Notes:

s
If your endorsement is effective on or after 03/31/2008 and has a For Life Guarantee that becomes effective after the effective date of the endorsement, your reset date is the Contract Anniversary on or immediately following the date that the youngest Covered Life attains (or would have attained) age 59 1/2. If your endorsement is effective prior to 03/31/2008 and has a For Life Guarantee that becomes effective after the effective date of the endorsement, your reset date is the Contract Anniversary on or immediately following the youngest Covered Life’s 65th birthday.

s	If your endorsement contains a Guaranteed Withdrawal Balance Bonus provision, your bonus base remains unchanged at the time of continuation.

s	If your endorsement allows for re-determination of the GAWA%, your BDB remains unchanged at the time of continuation.

Example 11: Upon application of the 200% Guaranteed Withdrawal Balance Adjustment, your GWB is re-determined. (This example only applies if your endorsement contains a 200% Guaranteed Withdrawal Balance Adjustment or a 400% Guaranteed Withdrawal Balance Adjustment provision. If your endorsement contains a 400% Guaranteed Withdrawal Balance Adjustment provision, the examples below still apply, given that you replace the 200% in each of the calculations with 400%)

▪	Example 11a: If on the 200% GWB Adjustment Date, your GWB is $160,000, your 200% GWB adjustment is $200,000, and you have taken no withdrawals on or prior to the 200% GWB Adjustment Date:

s	Your new GWB is recalculated to equal $200,000, which is the greater of 1) your GWB prior to the application of the 200% GWB adjustment ($160,000) or 2) the 200% GWB adjustment ($200,000).

▪	Example 11b: If on the 200% GWB Adjustment Date, your GWB is $210,000, your 200% GWB adjustment is $200,000, and you have taken no withdrawals on or prior to the 200% GWB Adjustment Date:

s	Your new GWB is recalculated to equal $210,000, which is the greater of 1) your GWB prior to the application of the 200% GWB adjustment ($210,000) or 2) the 200% GWB adjustment ($200,000).

▪	Notes:

s	The 200% GWB adjustment provision is terminated on the 200% GWB Adjustment Date after the 200% GWB adjustment is applied (if any).

s	Since you have taken no withdrawals, your GAWA% and GAWA have not yet been determined, thus no adjustment is made to your GAWA.

s	No adjustment is made to your bonus base since the bonus base is not impacted by the 200% GWB adjustment.

s	If your endorsement allows for re-determination of the GAWA%, no adjustment is made to your BDB since the BDB is not impacted by the 200% GWB Adjustment.

s	If your endorsement includes a GMWB Death Benefit provision, no adjustment is made to your GMWB death benefit since the GMWB death benefit is not impacted by the 200% GWB adjustment.

Example 12: On each Contract Monthly Anniversary, funds are transferred to or from the GMWB Fixed Account via the formulas defined in the Transfer of Assets Methodology in Appendix D. The annuity factors referenced in this example are also found in Appendix D. (This example only applies if your endorsement contains a Transfer of Assets provision.)

▪
Example 12a: If on your first Contract Monthly Anniversary, your annuity factor is 15.26, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $0, your Separate Account Contract Value is $95,000, and your Fixed Account Contract Value is $5,000:

s	Your liability is equal to $91,560, which is your GAWA multiplied by your annuity factor ($6,000 * 15.26 = $91,560).

s
The ratio is equal to 91.56%, which is the liability (net of the GMWB Fixed Account Contract Value) divided by the sum of the Separate Account Contract Value and the Fixed Account Contract Value [($91,560 - $0) / ($95,000 + $5,000) = 91.56%].

s
Since the ratio (91.56%) is greater than the upper breakpoint (83%), funds are transferred from the Investment Divisions and the guaranteed fixed account options to the GMWB Fixed Account. The amount of the transfer is equal to $57,800, which is the lesser of 1) the Separate Account Contract Value plus the Fixed Account Contract Value ($95,000 + $5,000 = $100,000) or 2) the liability (net of the GMWB Fixed Account Contract Value) less 80% of the sum of the Separate Account Contract Value and the Fixed Account Contract Value, divided by the difference between one and 80% [($91,560 - $0 - 0.80*($95,000 + $5,000)) / (1 - 0.80) = $57,800].

s	Your GMWB Fixed Account Contract Value is $57,800, which is your previous GMWB Fixed Account Contract Value plus the amount of the transfer ($0 + $57,800 = $57,800).

s
Your Separate Account Contract Value is $40,090, which is your previous Separate Account Contract Value less the amount of the transfer multiplied by the ratio of the Separate Account Contract Value to the sum of the Separate Account Contract Value and the Fixed Account Contract Value [$95,000 - $57,800 * ($95,000 / ($95,000 + $5,000)) = $40,090].

s
Your Fixed Account Contract Value is $2,110, which is your previous Fixed Account Contract Value less the amount of the transfer multiplied by the ratio of the Fixed Account Contract Value to the sum of the Separate Account Contract Value and the Fixed Account Contract Value [$5,000 - $57,800 * ($5,000 / ($95,000 + $5,000)) = $2,110].

▪
Example 12b: If on your 13th Contract Monthly Anniversary, your annuity factor is 14.83, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $15,000, your Separate Account Contract Value is $90,000, your Fixed Account Contract Value is $10,000, your current allocation percentage to the Investment Divisions is 95%, and your current allocation percentage to the guaranteed fixed account options is 5%:

s	Your liability is equal to $88,980, which is your GAWA multiplied by your annuity factor ($6,000 * 14.83 = $88,980).

s
The ratio is equal to 73.98%, which is the liability (net of the GMWB Fixed Account Contract Value) divided by the sum of the Separate Account Contract Value and the Fixed Account Contract Value [($88,980 - $15,000) / ($90,000 + $10,000) = 73.98%].

s
Since the ratio (73.98%) is less than the lower breakpoint (77%), funds are transferred from the GMWB Fixed Account to the Investment Divisions and the guaranteed fixed account options. The amount of the transfer is equal to $15,000, which is the lesser of 1) the GMWB Fixed Account Contract Value ($15,000) or 2) the GMWB Fixed Account Contract Value less the liability plus 80% of the sum of the Separate Account Contract Value and the Fixed Account Contract Value, divided by the difference between one and 80% [($15,000 - $88,980 + 0.80 * ($90,000 + $10,000)) / (1 - 0.80) = $30,100].

s	Your GMWB Fixed Account Contract Value is $0, which is your previous GMWB Fixed Account Contract Value less the amount of the transfer ($15,000 - $15,000 = $0).

s
Your Separate Account Contract Value is $104,250, which is your previous Separate Account Contract Value plus the amount of the transfer multiplied by your current allocation percentage to the Investment Divisions ($90,000 + $15,000 * 0.95 = $104,250).

s
Your Fixed Account Contract Value is $10,750, which is your previous Fixed Account Contract Value plus the amount of the transfer multiplied by your current allocation percentage to the guaranteed fixed account options ($10,000 + $15,000 * 0.05 = $10,750).

▪
Example 12c: If on your 25th Contract Monthly Anniversary, your annuity factor is 14.39, your GAWA is $6,000, your GMWB Fixed Account Contract Value is $100,000, your Separate Account Contract Value is $0, your Fixed Account Contract Value is $0, your current allocation percentage to the Investment Divisions is 95%, and your current allocation percentage to the guaranteed fixed account options is 5%:

s	Your liability is equal to $86,340, which is your GAWA multiplied by your annuity factor ($6,000 * 14.39 = $86,340).

s	The ratio is not calculated since the sum of the Separate Account Contract Value and the Fixed Account Contract Value is equal to zero.

s
Since all funds are allocated to the GMWB Fixed Account and the GMWB Fixed Account Contract Value ($100,000) is greater than the liability ($86,340), funds are transferred from the GMWB Fixed Account to the Investment Divisions and the guaranteed fixed account options. The amount of the transfer is equal to $68,300, which is the lesser of 1) the GMWB Fixed Account Contract Value ($100,000) or 2) the GMWB Fixed Account Contract Value less the liability plus 80% of the sum of the Separate Account Contract Value and the Fixed Account Contract Value, divided by the difference between one and 80% [($100,000 - $86,340 + 0.80 * ($0 + $0)) / (1 - 0.80) = $68,300].

s	Your GMWB Fixed Account Contract Value is $31,700, which is your previous GMWB Fixed Account Contract Value less the amount of the transfer ($100,000 - $68,300 = $31,700).

s
Your Separate Account Contract Value is $64,885, which is your previous Separate Account Contract Value plus the amount of the transfer multiplied by your current allocation percentage to the Investment Divisions ($0 + $68,300 * 0.95 = $64,885).

s
Your Fixed Account Contract Value is $3,415, which is your previous Fixed Account Contract Value plus the amount of the transfer multiplied by your current allocation percentage to the guaranteed fixed account options ($0 + $68,300 * 0.05 = $3,415).

▪	Notes:

s
If your GAWA had not yet been determined prior to the transfer of assets calculation, the GAWA used in the liability calculation will be based on the GAWA% for your attained age (or the attained age of the youngest Covered Life if your endorsement is a For Life GMWB with Joint Option) at the time of the calculation multiplied by your GWB at that time.

s
The amount transferred from each Investment Division and guaranteed fixed account option to the GMWB Fixed Account will be in proportion to their current value. The amount transferred to each Investment Division and guaranteed fixed account option will be based on your most current premium allocation instructions.

s	Funds transferred out of the guaranteed fixed account option(s) will be subject to an excess interest adjustment (if applicable).

s	No adjustments are made to the GWB, the GAWA, the bonus base, the GWB adjustment, or the GMWB death benefit as a result of the transfer.

APPENDIX D

LIFEGUARD SELECT GMWB
AND LIFEGUARD SELECT WITH JOINT OPTION GMWB
TRANSFER OF ASSETS METHODOLOGY

On each Contract Monthly Anniversary, transfers to or from the GMWB Fixed Account will be determined based on the formulas defined below.

Liability = GAWA x annuity factor

The Liability calculated in the above formula is designed to represent the projected value of this GMWB’s benefits. If the GAWA% has not yet been determined, the GAWA used in the Liability calculation will be based on the GAWA% corresponding to the Owner's (or oldest Joint Owner's) attained age at the time the Liability is calculated, multiplied by the GWB at that time.

The tables of annuity factors (as shown below) are set at election of the LifeGuard Select GMWB or the LifeGuard Select with Joint Option GMWB, as applicable, and do not change.

Ratio = (Liability – GMWB Fixed Account Contract Value) ÷ (Separate Account Contract Value + Fixed Account Contract Value)

If the sum of the Separate Account Contract Value and the Fixed Account Contract Value is equal to zero, the Ratio will not be calculated.

The transfer amount is determined as follows:

If the Ratio is less than the lower breakpoint of 77% or if the GMWB Fixed Account Contract Value is greater than the Liability and all funds are allocated to the GMWB Fixed Account, the amount transferred from the GMWB Fixed Account is equal to the lesser of:

1.	The GMWB Fixed Account Contract Value; or

2.	(GMWB Fixed Account Contract Value + 80% x (Separate Account Contract Value + Fixed Account Contract Value) – Liability) ÷ (1-80%).

If the Ratio is greater than the upper breakpoint of 83%, the amount transferred to the GMWB Fixed Account is equal to the lesser of:

1.	Separate Account Contract Value + Fixed Account Contract Value; or

2.	(Liability – GMWB Fixed Account Contract Value – 80% x (Separate Account Contract Value + Fixed Account Contract Value)) ÷ (1-80%).

Otherwise, no funds are transferred.

LifeGuard Select
Transfer of Assets Provision
Annuity Factors*

Age**	Contract Monthly Anniversary

	1	2	3	4	5	6	7	8	9	10	11	12
65	15.26	15.22	15.19	15.15	15.12	15.08	15.05	15.01	14.97	14.94	14.90	14.87
66	14.83	14.79	14.76	14.72	14.68	14.65	14.61	14.57	14.54	14.50	14.46	14.43
67	14.39	14.35	14.32	14.28	14.25	14.21	14.18	14.14	14.10	14.07	14.03	14.00
68	13.96	13.92	13.89	13.85	13.81	13.77	13.74	13.70	13.66	13.62	13.59	13.55
69	13.51	13.47	13.44	13.40	13.37	13.33	13.30	13.26	13.22	13.19	13.15	13.12
70	13.08	13.04	13.01	12.97	12.93	12.89	12.86	12.82	12.78	12.74	12.71	12.67
71	12.63	12.59	12.56	12.52	12.48	12.44	12.41	12.37	12.33	12.29	12.26	12.22
72	12.18	12.14	12.11	12.07	12.03	12.00	11.96	11.92	11.89	11.85	11.81	11.78
73	11.74	11.70	11.67	11.63	11.60	11.56	11.53	11.49	11.45	11.42	11.38	11.35
74	11.31	11.27	11.24	11.20	11.16	11.12	11.09	11.05	11.01	10.97	10.94	10.90
75	10.86	10.82	10.79	10.75	10.72	10.68	10.65	10.61	10.57	10.54	10.50	10.47
76	10.43	10.39	10.36	10.32	10.28	10.25	10.21	10.17	10.14	10.10	10.06	10.03
77	9.99	9.96	9.92	9.89	9.85	9.82	9.78	9.75	9.71	9.68	9.64	9.61
78	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26	9.22	9.19
79	9.15	9.12	9.08	9.05	9.01	8.98	8.94	8.91	8.87	8.84	8.80	8.77
80	8.73	8.70	8.66	8.63	8.60	8.56	8.53	8.50	8.46	8.43	8.40	8.36
81	8.33	8.30	8.26	8.23	8.20	8.16	8.13	8.10	8.06	8.03	8.00	7.96
82	7.93	7.90	7.86	7.83	7.80	7.76	7.73	7.70	7.66	7.63	7.60	7.56
83	7.53	7.50	7.47	7.44	7.41	7.38	7.35	7.31	7.28	7.25	7.22	7.19
84	7.16	7.13	7.10	7.07	7.04	7.01	6.98	6.95	6.92	6.89	6.86	6.83
85	6.80	6.77	6.74	6.71	6.68	6.65	6.62	6.59	6.56	6.53	6.50	6.47
86	6.44	6.41	6.39	6.36	6.33	6.30	6.28	6.25	6.22	6.19	6.17	6.14
87	6.11	6.08	6.06	6.03	6.00	5.98	5.95	5.92	5.90	5.87	5.84	5.82
88	5.79	5.76	5.74	5.71	5.69	5.66	5.64	5.61	5.58	5.56	5.53	5.51
89	5.48	5.46	5.43	5.41	5.38	5.36	5.34	5.31	5.29	5.26	5.24	5.21
90	5.19	5.17	5.14	5.12	5.10	5.07	5.05	5.03	5.00	4.98	4.96	4.93
91	4.91	4.89	4.87	4.85	4.83	4.81	4.79	4.76	4.74	4.72	4.70	4.68
92	4.66	4.64	4.62	4.60	4.58	4.56	4.54	4.51	4.49	4.47	4.45	4.43
93	4.41	4.39	4.37	4.35	4.33	4.31	4.30	4.28	4.26	4.24	4.22	4.20
94	4.18	4.16	4.14	4.13	4.11	4.09	4.07	4.05	4.03	4.02	4.00	3.98
95	3.96	3.94	3.93	3.91	3.89	3.87	3.86	3.84	3.82	3.80	3.79	3.77
96	3.75	3.73	3.72	3.70	3.68	3.66	3.65	3.63	3.61	3.59	3.58	3.56
97	3.54	3.52	3.51	3.49	3.47	3.46	3.44	3.42	3.41	3.39	3.37	3.36
98	3.34	3.32	3.31	3.29	3.27	3.26	3.24	3.22	3.21	3.19	3.17	3.16
99	3.14	3.12	3.11	3.09	3.07	3.06	3.04	3.02	3.01	2.99	2.97	2.96
100	2.94	2.92	2.91	2.89	2.87	2.85	2.84	2.82	2.80	2.78	2.77	2.75
101	2.73	2.71	2.70	2.68	2.66	2.65	2.63	2.61	2.60	2.58	2.56	2.55
102	2.53	2.51	2.50	2.48	2.46	2.45	2.43	2.41	2.40	2.38	2.36	2.35
103	2.33	2.31	2.30	2.28	2.26	2.24	2.23	2.21	2.19	2.17	2.16	2.14
104	2.12	2.10	2.09	2.07	2.06	2.04	2.03	2.01	1.99	1.98	1.96	1.95
105	1.93	1.91	1.90	1.88	1.87	1.85	1.84	1.82	1.80	1.79	1.77	1.76

106	1.74	1.73	1.71	1.70	1.68	1.67	1.65	1.64	1.62	1.61	1.59	1.58
107	1.56	1.55	1.53	1.52	1.50	1.49	1.47	1.46	1.44	1.43	1.41	1.40
108	1.38	1.37	1.35	1.34	1.33	1.31	1.30	1.29	1.27	1.26	1.25	1.23
109	1.22	1.21	1.19	1.18	1.17	1.15	1.14	1.13	1.11	1.10	1.09	1.07
110	1.06	1.05	1.04	1.03	1.01	1.00	0.99	0.98	0.97	0.96	0.94	0.93
111	0.92	0.91	0.90	0.89	0.88	0.87	0.86	0.84	0.83	0.82	0.81	0.80
112	0.79	0.78	0.77	0.76	0.75	0.74	0.73	0.72	0.71	0.70	0.69	0.68
113	0.67	0.66	0.65	0.64	0.63	0.62	0.62	0.61	0.60	0.59	0.58	0.57
114	0.56	0.55	0.54	0.54	0.53	0.52	0.51	0.50	0.49	0.49	0.48	0.47
115	0.46	0.42	0.38	0.35	0.31	0.27	0.23	0.19	0.15	0.12	0.08	0.04

* Annuity factors are based on the Annuity 2000 Mortality Table and 3.00% interest.

**The age of the Owner as of the effective date or the most recent Contract Anniversary. All Owners aged 55-65 on the effective date of the endorsement will be assumed to be age 65 on the effective date of the endorsement for the purpose of determining the applicable annuity factor.

LifeGuard Select with Joint Option
Transfer of Assets Provision
Annuity Factors

Age*	Contract Monthly Anniversary
	1	2	3	4	5	6	7	8	9	10	11	12
65	15.26	15.24	15.23	15.21	15.19	15.17	15.16	15.14	15.12	15.10	15.09	15.07
66	15.05	15.03	15.01	14.99	14.97	14.95	14.94	14.92	14.90	14.88	14.86	14.84
67	14.82	14.81	14.79	14.78	14.77	14.75	14.74	14.73	14.71	14.70	14.69	14.67
68	14.66	14.64	14.63	14.61	14.59	14.58	14.56	14.54	14.53	14.51	14.49	14.48
69	14.46	14.44	14.43	14.41	14.39	14.38	14.36	14.34	14.33	14.31	14.29	14.28
70	14.26	14.24	14.22	14.20	14.18	14.16	14.14	14.12	14.10	14.08	14.06	14.04
71	14.02	14.00	13.98	13.96	13.93	13.91	13.89	13.87	13.85	13.83	13.80	13.78
72	13.76	13.74	13.72	13.70	13.67	13.65	13.63	13.61	13.59	13.57	13.54	13.52
73	13.50	13.48	13.46	13.43	13.41	13.39	13.37	13.34	13.32	13.30	13.28	13.25
74	13.23	13.20	13.18	13.15	13.13	13.10	13.08	13.05	13.02	13.00	12.97	12.95
75	12.92	12.88	12.84	12.81	12.77	12.73	12.69	12.65	12.61	12.58	12.54	12.50
76	12.46	12.42	12.38	12.34	12.30	12.26	12.22	12.17	12.13	12.09	12.05	12.01
77	11.97	11.93	11.89	11.86	11.82	11.78	11.74	11.70	11.66	11.63	11.59	11.55
78	11.51	11.47	11.43	11.39	11.35	11.31	11.28	11.24	11.20	11.16	11.12	11.08
79	11.04	11.00	10.96	10.93	10.89	10.85	10.81	10.77	10.73	10.70	10.66	10.62
80	10.58	10.54	10.50	10.46	10.42	10.38	10.35	10.31	10.27	10.23	10.19	10.15
81	10.11	10.07	10.04	10.00	9.96	9.93	9.89	9.85	9.82	9.78	9.74	9.71
82	9.67	9.63	9.60	9.56	9.52	9.49	9.45	9.41	9.38	9.34	9.30	9.27
83	9.23	9.19	9.16	9.12	9.08	9.05	9.01	8.97	8.94	8.90	8.86	8.83
84	8.79	8.76	8.72	8.69	8.65	8.62	8.59	8.55	8.52	8.48	8.45	8.41
85	8.38	8.35	8.31	8.28	8.24	8.21	8.18	8.14	8.11	8.07	8.04	8.00
86	7.97	7.94	7.90	7.87	7.84	7.80	7.77	7.74	7.70	7.67	7.64	7.60
87	7.57	7.54	7.51	7.48	7.44	7.41	7.38	7.35	7.32	7.29	7.25	7.22
88	7.19	7.16	7.13	7.10	7.07	7.04	7.01	6.98	6.95	6.92	6.89	6.86
89	6.83	6.80	6.77	6.74	6.71	6.68	6.66	6.63	6.60	6.57	6.54	6.51
90	6.48	6.45	6.43	6.40	6.37	6.34	6.32	6.29	6.26	6.23	6.21	6.18
91	6.15	6.12	6.10	6.07	6.04	6.01	5.99	5.96	5.93	5.90	5.88	5.85
92	5.82	5.80	5.77	5.75	5.72	5.70	5.67	5.65	5.62	5.60	5.57	5.55
93	5.52	5.50	5.47	5.45	5.42	5.40	5.37	5.35	5.32	5.30	5.27	5.25
94	5.22	5.20	5.17	5.15	5.12	5.10	5.08	5.05	5.03	5.00	4.98	4.95
95	4.93	4.91	4.88	4.86	4.84	4.81	4.79	4.77	4.74	4.72	4.70	4.67
96	4.65	4.63	4.60	4.58	4.56	4.53	4.51	4.49	4.46	4.44	4.42	4.39
97	4.37	4.35	4.33	4.30	4.28	4.26	4.24	4.21	4.19	4.17	4.15	4.12
98	4.10	4.08	4.05	4.03	4.01	3.98	3.96	3.94	3.91	3.89	3.87	3.84
99	3.82	3.80	3.78	3.75	3.73	3.71	3.69	3.66	3.64	3.62	3.60	3.57
100	3.55	3.53	3.51	3.48	3.46	3.44	3.42	3.39	3.37	3.35	3.33	3.30
101	3.28	3.26	3.24	3.21	3.19	3.17	3.15	3.12	3.10	3.08	3.06	3.03
102	3.01	2.99	2.97	2.94	2.92	2.90	2.88	2.85	2.83	2.81	2.79	2.76
103	2.74	2.72	2.70	2.68	2.65	2.63	2.61	2.59	2.57	2.55	2.52	2.50
104	2.48	2.46	2.44	2.42	2.40	2.38	2.36	2.33	2.31	2.29	2.27	2.25
105	2.23	2.21	2.19	2.17	2.15	2.13	2.11	2.08	2.06	2.04	2.02	2.00
106	1.98	1.96	1.94	1.92	1.90	1.88	1.86	1.84	1.82	1.80	1.78	1.76
107	1.74	1.72	1.70	1.68	1.66	1.64	1.63	1.61	1.59	1.57	1.55	1.53
108	1.51	1.49	1.48	1.46	1.44	1.42	1.41	1.39	1.37	1.35	1.34	1.32
109	1.30	1.28	1.27	1.25	1.23	1.21	1.20	1.18	1.16	1.14	1.13	1.11

110	1.09	1.08	1.07	1.06	1.04	1.03	1.02	1.01	1.00	0.99	0.97	0.96
111	0.95	0.94	0.93	0.92	0.90	0.89	0.88	0.87	0.86	0.85	0.83	0.82
112	0.81	0.80	0.79	0.78	0.77	0.76	0.75	0.74	0.73	0.72	0.71	0.70
113	0.69	0.68	0.67	0.66	0.65	0.64	0.64	0.63	0.62	0.61	0.60	0.59
114	0.58	0.57	0.56	0.55	0.54	0.53	0.53	0.52	0.51	0.50	0.49	0.48
115	0.47	0.43	0.39	0.35	0.31	0.27	0.24	0.20	0.16	0.12	0.08	0.04

* The age of the youngest Covered Life as of the effective date of the endorsement or the most recent Contract Anniversary. A Covered Life aged 55-65 on the effective date of the endorsement will be assumed to be age 65 on the effective date of the endorsement for the purpose of determining the applicable annuity factor.

APPENDIX E
ACCUMULATION UNIT VALUES

The tables reflect the Accumulation Unit Values for each Investment Division for the beginning and end of the periods indicated, and the number of Accumulation Units outstanding as of the end of the periods indicated. The tables do not provide partial year information. The tables provide Accumulation Unit values and the number of Accumulation Units outstanding only if that information is available throughout the period. Where Accumulation Unit values and the number of accumulation units outstanding are unavailable, either because of a partial year or a Fund not being offered, a “N/A” is provided.

Contact the Annuity Service Center (contact information is on the cover page of the prospectus) to ask about the more timely Accumulation Unit values that are available for each Investment Division.

The following fund name changes are effective April 25, 2016 (whether or not in connection with a sub-adviser change):

JNL Series Trust
JNL/Eastspring Investments China-India Fund to JNL/Invesco China-India Fund
JNL/Ivy Asset Strategy Fund to JNL/FPA + DoubleLine ® Flexible Allocation Fund

JNL Variable Fund LLC
JNL/Mellon Capital Nasdaq ® 25 Fund to JNL/Mellon Capital Nasdaq ® 100 Fund

The following fund mergers are effective April 25, 2016:

JNL Series Trust
JNL/Capital Guardian Global Diversified Research Fund merged into JNL/Oppenheimer Global Growth Fund
JNL/Eastspring Investments Asia ex-Japan Fund merged into JNL/Invesco China-India Fund
JNL/Invesco Large Cap Growth Fund merged into JNL/BlackRock Large Cap Select Growth Fund

JNL Investors Series Trust
JNL/PPM America Total Return Fund merged into JNL/PPM America Total Return Fund (JNL Series Trust)

Effective April 25, 2016, there are new Investment Divisions for which Accumulation Unit information is not yet available. The new Investment Divisions invest in the following Funds:

JNL Series Trust
JNL/Crescent High Income Fund
JNL/PPM America Total Return Fund

E-1

Accumulation Unit Values
Base Contract - 1.50%

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
JNL Alt 65 Division
Accumulation unit value:
Beginning of period	$17.34	$17.32	$16.06	$14.69	$15.77	$13.82	N/A	N/A	N/A	N/A
End of period	$16.77	$17.34	$17.32	$16.06	$14.69	$15.77	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,662	1,656	1,663	1,646	1,631	—	N/A	N/A	N/A	N/A

JNL Disciplined Growth Division
Accumulation unit value:
Beginning of period	$11.74	$11.35	$9.29	$8.23	$8.62	$7.77	$6.29	$10.50	N/A	N/A
End of period	$11.26	$11.74	$11.35	$9.29	$8.23	$8.62	$7.77	$6.29	N/A	N/A
Accumulation units outstanding at the end of period	—	—	—	—	—	—	—	—	N/A	N/A

JNL Disciplined Moderate Division
Accumulation unit value:
Beginning of period	$12.94	$12.47	$10.81	$9.68	$9.76	$8.92	$7.63	$10.55	N/A	N/A
End of period	$12.52	$12.94	$12.47	$10.81	$9.68	$9.76	$8.92	$7.63	N/A	N/A
Accumulation units outstanding at the end of period	657	—	—	—	—	—	—	—	N/A	N/A

JNL Disciplined Moderate Growth Division
Accumulation unit value:
Beginning of period	$12.54	$12.12	$10.02	$8.91	$9.12	$8.18	$6.76	$10.52	N/A	N/A
End of period	$12.11	$12.54	$12.12	$10.02	$8.91	$9.12	$8.18	$6.76	N/A	N/A
Accumulation units outstanding at the end of period	10,207	10,237	10,275	10,422	10,196	10,196	10,196	10,196	N/A	N/A

JNL Institutional Alt 20 Division
Accumulation unit value:
Beginning of period	$16.65	$16.53	$14.74	$13.46	$14.02	$12.59	N/A	N/A	N/A	N/A
End of period	$16.03	$16.65	$16.53	$14.74	$13.46	$14.02	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	517	558	576	659	688	—	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
JNL Institutional Alt 35 Division
Accumulation unit value:
Beginning of period	$17.05	$16.98	$15.33	$13.98	$14.75	$13.09	N/A	N/A	N/A	N/A
End of period	$16.41	$17.05	$16.98	$15.33	$13.98	$14.75	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	12,090	12,343	13,854	13,343	13,142	11,696	N/A	N/A	N/A	N/A

JNL Institutional Alt 50 Division
Accumulation unit value:
Beginning of period	$17.01	$16.95	$15.59	$14.27	$15.19	$13.42	N/A	N/A	N/A	N/A
End of period	$16.41	$17.01	$16.95	$15.59	$14.27	$15.19	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,976	2,013	2,051	1,887	1,314	658	N/A	N/A	N/A	N/A

JNL Multi-Manager Small Cap Growth Division
Accumulation unit value:
Beginning of period	$22.87	$22.59	$17.57	$15.67	$16.28	$12.18	$9.13	$15.02	$13.60	$11.50
End of period	$21.48	$22.87	$22.59	$17.57	$15.67	$16.28	$12.18	$9.13	$15.02	$13.60
Accumulation units outstanding at the end of period	6,341	9,020	15,039	13,724	15,039	14,577	21,514	27,615	36,101	32,419

JNL Multi-Manager Small Cap Value Division
Accumulation unit value:
Beginning of period	$17.32	$17.56	$13.26	$11.44	$11.94	$9.56	$7.26	$11.03	$11.92	$10.28
End of period	$15.45	$17.32	$17.56	$13.26	$11.44	$11.94	$9.56	$7.26	$11.03	$11.92
Accumulation units outstanding at the end of period	11,716	23,683	21,423	22,586	23,261	27,737	20,160	19,388	15,979	24,459

JNL/American Funds Balanced Allocation Division
Accumulation unit value:
Beginning of period	$12.03	$11.71	$10.32	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.83	$12.03	$11.71	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	19,191	1,605	1,605	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Blue Chip Income and Growth Division
Accumulation unit value:
Beginning of period	$16.53	$14.59	$11.18	$10.01	$10.29	N/A	N/A	N/A	N/A	N/A
End of period	$15.74	$16.53	$14.59	$11.18	$10.01	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	8,074	8,134	7,465	6,346	3,878	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
JNL/American Funds Global Bond Division
Accumulation unit value:
Beginning of period	$10.56	$10.59	$11.08	$10.63	$10.35	N/A	N/A	N/A	N/A	N/A
End of period	$9.96	$10.56	$10.59	$11.08	$10.63	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	1,132	2,345	2,604	2,955	4,548	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Global Small Capitalization Division
Accumulation unit value:
Beginning of period	$12.86	$12.82	$10.18	$8.76	$11.04	N/A	N/A	N/A	N/A	N/A
End of period	$12.66	$12.86	$12.82	$10.18	$8.76	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	6,816	8,591	8,859	8,701	6,215	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth Allocation Division
Accumulation unit value:
Beginning of period	$12.62	$12.31	$10.34	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.47	$12.62	$12.31	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	3,069	2,881	1,467	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/American Funds Growth-Income Division
Accumulation unit value:
Beginning of period	$16.30	$15.02	$11.47	$9.96	$10.35	N/A	N/A	N/A	N/A	N/A
End of period	$16.22	$16.30	$15.02	$11.47	$9.96	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	12,414	4,705	12,230	8,407	—	N/A	N/A	N/A	N/A	N/A

JNL/American Funds International Division
Accumulation unit value:
Beginning of period	$11.94	$12.50	$10.48	$9.06	$10.74	N/A	N/A	N/A	N/A	N/A
End of period	$11.19	$11.94	$12.50	$10.48	$9.06	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	24,139	16,349	15,587	14,727	14,021	N/A	N/A	N/A	N/A	N/A

JNL/American Funds New World Division
Accumulation unit value:
Beginning of period	$10.84	$11.99	$10.98	$9.50	$11.25	N/A	N/A	N/A	N/A	N/A
End of period	$10.30	$10.84	$11.99	$10.98	$9.50	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	19,338	14,360	6,265	3,183	859	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
JNL/AQR Managed Futures Strategy Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Allocation Division
Accumulation unit value:
Beginning of period	$11.92	$11.88	$10.55	$9.77	$10.32	N/A	N/A	N/A	N/A	N/A
End of period	$11.59	$11.92	$11.88	$10.55	$9.77	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	26,089	25,297	25,662	48,858	51,986	N/A	N/A	N/A	N/A	N/A

JNL/BlackRock Global Natural Resources Division
Accumulation unit value:
Beginning of period	$9.29	$11.00	$10.19	$10.27	$11.25	$9.72	$6.58	$13.70	N/A	N/A
End of period	$6.98	$9.29	$11.00	$10.19	$10.27	$11.25	$9.72	$6.58	N/A	N/A
Accumulation units outstanding at the end of period	15,638	16,648	23,248	18,543	16,988	14,311	18,434	15,437	N/A	N/A

JNL/BlackRock Large Cap Select Growth Division
Accumulation unit value:
Beginning of period	$21.26	$19.82	$14.48	$13.29	$13.39	$12.06	$9.08	$15.59	$14.43	$14.00
End of period	$22.25	$21.26	$19.82	$14.48	$13.29	$13.39	$12.06	$9.08	$15.59	$14.43
Accumulation units outstanding at the end of period	84,703	94,592	88,060	97,193	116,950	126,800	156,514	178,308	202,715	324,569

JNL/Brookfield Global Infrastructure and MLP Division
Accumulation unit value:
Beginning of period	$15.56	$14.71	$12.10	$10.35	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$12.49	$15.56	$14.71	$12.10	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	10,895	12,917	17,537	13,751	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Capital Guardian Global Balanced Division
Accumulation unit value:
Beginning of period	$14.77	$14.91	$13.10	$11.76	$12.54	$11.67	$9.68	$13.69	$12.88	$11.80
End of period	$14.33	$14.77	$14.91	$13.10	$11.76	$12.54	$11.67	$9.68	$13.69	$12.88
Accumulation units outstanding at the end of period	45,943	47,644	47,029	49,137	57,900	61,407	43,542	46,066	54,133	42,697

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
JNL/Capital Guardian Global Diversified Research Division
Accumulation unit value:
Beginning of period	$14.78	$14.66	$12.08	$10.48	$11.14	$10.11	$7.43	$13.11	$11.03	$9.88
End of period	$14.95	$14.78	$14.66	$12.08	$10.48	$11.14	$10.11	$7.43	$13.11	$11.03
Accumulation units outstanding at the end of period	74,749	90,478	102,407	114,234	124,774	127,994	135,702	174,179	176,119	214,379

JNL/Causeway International Value Select Division
Accumulation unit value:
Beginning of period	$12.48	$14.16	$11.83	$10.25	$11.95	$11.27	$8.79	$16.08	$14.58	$11.21
End of period	$11.86	$12.48	$14.16	$11.83	$10.25	$11.95	$11.27	$8.79	$16.08	$14.58
Accumulation units outstanding at the end of period	29,918	33,605	46,449	65,700	68,732	69,802	116,966	143,486	217,365	240,140

JNL/DFA U.S. Core Equity Division
Accumulation unit value:
Beginning of period	$16.50	$15.25	$11.46	$10.23	$10.47	$9.50	$7.21	$12.00	$12.11	$10.94
End of period	$15.92	$16.50	$15.25	$11.46	$10.23	$10.47	$9.50	$7.21	$12.00	$12.11
Accumulation units outstanding at the end of period	31,786	46,019	54,667	68,957	73,991	88,250	107,157	123,895	169,136	295,958

JNL/DoubleLine Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Eastspring Investments Asia ex-Japan Division
Accumulation unit value:
Beginning of period	$9.85	$9.47	$10.23	$8.47	$10.91	$9.28	$5.55	N/A	N/A	N/A
End of period	$8.09	$9.85	$9.47	$10.23	$8.47	$10.91	$9.28	N/A	N/A	N/A
Accumulation units outstanding at the end of period	2,760	976	1,083	1,069	971	12,487	13,074	N/A	N/A	N/A

JNL/Eastspring Investments China-India Division
Accumulation unit value:
Beginning of period	$10.25	$9.34	$9.71	$7.98	$11.23	$9.75	$5.43	N/A	N/A	N/A
End of period	$9.59	$10.25	$9.34	$9.71	$7.98	$11.23	$9.75	N/A	N/A	N/A
Accumulation units outstanding at the end of period	4,677	4,995	5,019	5,455	9,525	41,637	36,240	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
JNL/Franklin Templeton Founding Strategy Division
Accumulation unit value:
Beginning of period	$11.96	$11.82	$9.68	$8.48	$8.72	$8.02	$6.26	$9.95	N/A	N/A
End of period	$11.05	$11.96	$11.82	$9.68	$8.48	$8.72	$8.02	$6.26	N/A	N/A
Accumulation units outstanding at the end of period	37,071	40,458	31,513	79,985	81,056	91,655	94,881	68,333	N/A	N/A

JNL/Franklin Templeton Global Growth Division
Accumulation unit value:
Beginning of period	$10.84	$11.27	$8.77	$7.30	$7.89	$7.48	$5.80	$9.92	N/A	N/A
End of period	$9.99	$10.84	$11.27	$8.77	$7.30	$7.89	$7.48	$5.80	N/A	N/A
Accumulation units outstanding at the end of period	28,811	23,899	23,123	24,015	28,278	25,911	5,854	2,694	N/A	N/A

JNL/Franklin Templeton Global Multisector Bond Division
Accumulation unit value:
Beginning of period	$11.68	$11.91	$11.67	$10.05	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.03	$11.68	$11.91	$11.67	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	13,949	23,179	22,354	2,773	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Franklin Templeton Income Division
Accumulation unit value:
Beginning of period	$13.98	$13.75	$12.24	$11.07	$10.96	$9.88	$7.55	$10.91	$10.87	N/A
End of period	$12.76	$13.98	$13.75	$12.24	$11.07	$10.96	$9.88	$7.55	$10.91	N/A
Accumulation units outstanding at the end of period	48,144	64,929	77,009	78,251	73,564	71,767	73,344	32,080	39,779	N/A

JNL/Franklin Templeton International Small Cap Growth Division
Accumulation unit value:
Beginning of period	$9.84	$11.02	$8.45	$6.74	$7.99	$6.73	$4.48	$9.86	N/A	N/A
End of period	$10.06	$9.84	$11.02	$8.45	$6.74	$7.99	$6.73	$4.48	N/A	N/A
Accumulation units outstanding at the end of period	10,608	8,236	6,202	965	8,670	27,614	20,478	562	N/A	N/A

JNL/Franklin Templeton Mutual Shares Division
Accumulation unit value:
Beginning of period	$12.12	$11.47	$9.08	$8.11	$8.28	$7.54	$6.04	$9.88	N/A	N/A
End of period	$11.39	$12.12	$11.47	$9.08	$8.11	$8.28	$7.54	$6.04	N/A	N/A
Accumulation units outstanding at the end of period	38,798	41,669	41,299	43,436	36,649	27,348	22,427	25,552	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
JNL/Goldman Sachs Core Plus Bond Division
Accumulation unit value:
Beginning of period	$19.06	$18.35	$18.83	$17.74	$16.95	$15.98	$14.21	$15.21	$14.43	$14.00
End of period	$18.85	$19.06	$18.35	$18.83	$17.74	$16.95	$15.98	$14.21	$15.21	$14.43
Accumulation units outstanding at the end of period	38,875	47,838	47,640	50,906	53,356	65,005	85,387	90,608	146,378	186,670

JNL/Goldman Sachs Emerging Markets Debt Division
Accumulation unit value:
Beginning of period	$12.61	$13.47	$14.83	$12.54	$13.36	$11.68	$9.65	N/A	N/A	N/A
End of period	$10.89	$12.61	$13.47	$14.83	$12.54	$13.36	$11.68	N/A	N/A	N/A
Accumulation units outstanding at the end of period	4,495	4,473	4,487	4,519	4,759	6,687	1,972	N/A	N/A	N/A

JNL/Goldman Sachs Mid Cap Value Division
Accumulation unit value:
Beginning of period	$19.10	$17.14	$13.10	$11.27	$12.24	$9.99	$7.65	$12.14	$11.99	$10.52
End of period	$17.13	$19.10	$17.14	$13.10	$11.27	$12.24	$9.99	$7.65	$12.14	$11.99
Accumulation units outstanding at the end of period	9,819	10,240	9,486	12,168	16,549	17,847	18,091	22,067	25,086	22,040

JNL/Goldman Sachs U.S. Equity Flex Division
Accumulation unit value:
Beginning of period	$13.31	$11.86	$8.97	$7.61	$8.65	$8.08	$6.57	$10.70	N/A	N/A
End of period	$12.88	$13.31	$11.86	$8.97	$7.61	$8.65	$8.08	$6.57	N/A	N/A
Accumulation units outstanding at the end of period	3,353	4,625	3,548	2,785	2,883	2,811	3,865	3,233	N/A	N/A

JNL/Invesco Global Real Estate Division
Accumulation unit value:
Beginning of period	$15.93	$14.06	$13.88	$10.99	$11.90	$10.31	$7.90	$12.47	$14.89	$11.08
End of period	$15.54	$15.93	$14.06	$13.88	$10.99	$11.90	$10.31	$7.90	$12.47	$14.89
Accumulation units outstanding at the end of period	17,928	24,083	21,084	15,796	15,813	17,551	15,095	14,856	17,241	23,049

JNL/Invesco International Growth Division
Accumulation unit value:
Beginning of period	$14.59	$14.78	$12.61	$11.06	$12.05	$10.89	$8.07	$13.87	$12.83	$10.62
End of period	$14.08	$14.59	$14.78	$12.61	$11.06	$12.05	$10.89	$8.07	$13.87	$12.83
Accumulation units outstanding at the end of period	32,309	35,184	38,376	43,820	49,402	64,873	73,855	95,496	123,989	187,519

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
JNL/Invesco Large Cap Growth Division
Accumulation unit value:
Beginning of period	$17.66	$16.54	$12.03	$10.86	$11.81	$10.21	$8.34	$13.58	$11.91	$11.21
End of period	$18.26	$17.66	$16.54	$12.03	$10.86	$11.81	$10.21	$8.34	$13.58	$11.91
Accumulation units outstanding at the end of period	22,100	22,986	56,001	39,931	40,482	44,196	63,137	67,025	122,949	167,957

JNL/Invesco Mid Cap Value Division
Accumulation unit value:
Beginning of period	$26.28	$24.42	$18.93	$17.84	$19.20	$15.83	$11.51	$19.14	$19.95	$17.68
End of period	$23.54	$26.28	$24.42	$18.93	$17.84	$19.20	$15.83	$11.51	$19.14	$19.95
Accumulation units outstanding at the end of period	32,988	38,624	48,222	63,649	78,640	91,201	104,680	126,565	191,063	262,720

JNL/Invesco Small Cap Growth Division
Accumulation unit value:
Beginning of period	$24.60	$23.13	$16.81	$14.50	$14.92	$12.00	$9.04	$15.22	$13.87	$12.30
End of period	$23.80	$24.60	$23.13	$16.81	$14.50	$14.92	$12.00	$9.04	$15.22	$13.87
Accumulation units outstanding at the end of period	14,516	15,440	13,183	14,600	17,744	22,319	25,860	33,574	46,516	91,244

JNL/Ivy Asset Strategy Division
Accumulation unit value:
Beginning of period	$13.60	$14.38	$11.81	$10.22	$11.22	$10.37	N/A	N/A	N/A	N/A
End of period	$12.17	$13.60	$14.38	$11.81	$10.22	$11.22	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	32,129	37,284	43,698	43,853	40,612	37,200	N/A	N/A	N/A	N/A

JNL/JPMorgan MidCap Growth Division
Accumulation unit value:
Beginning of period	$22.07	$20.15	$14.40	$12.58	$13.57	$10.96	$7.79	$14.23	$13.38	$12.12
End of period	$22.40	$22.07	$20.15	$14.40	$12.58	$13.57	$10.96	$7.79	$14.23	$13.38
Accumulation units outstanding at the end of period	22,492	22,395	30,622	16,987	44,453	37,785	36,626	44,802	41,427	4,377

JNL/JPMorgan U.S. Government & Quality Bond Division
Accumulation unit value:
Beginning of period	$13.74	$13.23	$13.92	$13.64	$12.60	$11.92	$11.67	$11.12	$10.61	$10.43
End of period	$13.60	$13.74	$13.23	$13.92	$13.64	$12.60	$11.92	$11.67	$11.12	$10.61
Accumulation units outstanding at the end of period	10,914	11,870	14,189	50,018	54,410	45,674	50,815	49,087	19,770	15,017

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
JNL/Lazard Emerging Markets Division
Accumulation unit value:
Beginning of period	$12.53	$13.42	$13.78	$11.45	$14.13	$11.76	$6.95	$14.13	$10.88	N/A
End of period	$10.04	$12.53	$13.42	$13.78	$11.45	$14.13	$11.76	$6.95	$14.13	N/A
Accumulation units outstanding at the end of period	5,603	5,811	7,389	7,929	15,723	30,581	31,475	16,279	19,056	N/A

JNL/Mellon Capital (MC) 10 x 10 Division
Accumulation unit value:
Beginning of period	$12.83	$12.03	$9.57	$8.37	$8.68	$7.57	$6.17	$9.82	N/A	N/A
End of period	$12.36	$12.83	$12.03	$9.57	$8.37	$8.68	$7.57	$6.17	N/A	N/A
Accumulation units outstanding at the end of period	2,963	5,709	6,894	7,399	8,532	15,715	15,295	7,125	N/A	N/A

JNL/MC Bond Index Division
Accumulation unit value:
Beginning of period	$13.16	$12.65	$13.20	$12.94	$12.25	$11.75	$11.28	$11.04	$10.53	$10.31
End of period	$12.95	$13.16	$12.65	$13.20	$12.94	$12.25	$11.75	$11.28	$11.04	$10.53
Accumulation units outstanding at the end of period	26,602	27,810	34,336	43,864	49,806	50,972	53,176	57,538	69,260	62,353

JNL/MC Communications Sector Division
Accumulation unit value:
Beginning of period	$21.11	$20.31	$17.04	$14.37	$15.07	$12.48	$10.09	$16.97	$16.51	$12.32
End of period	$21.36	$21.11	$20.31	$17.04	$14.37	$15.07	$12.48	$10.09	$16.97	$16.51
Accumulation units outstanding at the end of period	196	298	311	325	456	1,522	1,285	3,369	22,138	16,372

JNL/MC Consumer Brands Sector Division
Accumulation unit value:
Beginning of period	$22.39	$20.51	$14.76	$12.13	$11.56	$9.56	$7.29	$10.77	$11.87	$10.62
End of period	$23.36	$22.39	$20.51	$14.76	$12.13	$11.56	$9.56	$7.29	$10.77	$11.87
Accumulation units outstanding at the end of period	10,613	2,878	4,561	2,144	2,218	5,508	4,473	5,362	2,684	6,089

JNL/MC Emerging Markets Index Division
Accumulation unit value:
Beginning of period	$9.38	$9.89	$10.47	$9.04	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$7.83	$9.38	$9.89	$10.47	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	2,422	5,762	12,763	6,404	N/A	N/A	N/A	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
JNL/MC European 30 Division
Accumulation unit value:
Beginning of period	$14.37	$15.10	$11.74	$10.97	$12.02	$11.94	$8.60	N/A	N/A	N/A
End of period	$13.88	$14.37	$15.10	$11.74	$10.97	$12.02	$11.94	N/A	N/A	N/A
Accumulation units outstanding at the end of period	3,212	3,227	1,035	1,236	1,150	1,235	406	N/A	N/A	N/A

JNL/MC Financial Sector Division
Accumulation unit value:
Beginning of period	$11.28	$10.12	$7.71	$6.20	$7.23	$6.47	$5.53	$11.38	$13.98	$11.96
End of period	$10.98	$11.28	$10.12	$7.71	$6.20	$7.23	$6.47	$5.53	$11.38	$13.98
Accumulation units outstanding at the end of period	6,383	4,042	4,432	3,458	3,574	6,904	7,399	18,270	18,569	17,691

JNL/MC Healthcare Sector Division
Accumulation unit value:
Beginning of period	$24.66	$20.01	$14.42	$12.34	$11.30	$11.04	$9.27	$12.25	$11.56	$11.04
End of period	$25.89	$24.66	$20.01	$14.42	$12.34	$11.30	$11.04	$9.27	$12.25	$11.56
Accumulation units outstanding at the end of period	16,722	13,408	10,965	7,330	8,151	8,065	10,013	9,277	19,724	25,892

JNL/MC Index 5 Division
Accumulation unit value:
Beginning of period	$13.17	$12.70	$10.42	$9.28	$9.62	$8.43	$6.84	$9.90	N/A	N/A
End of period	$12.78	$13.17	$12.70	$10.42	$9.28	$9.62	$8.43	$6.84	N/A	N/A
Accumulation units outstanding at the end of period	7,520	7,857	7,711	7,963	8,094	8,737	9,170	3,399	N/A	N/A

JNL/MC International Index Division
Accumulation unit value:
Beginning of period	$14.73	$15.92	$13.31	$11.45	$13.25	$12.59	$9.88	$17.58	$16.17	$13.07
End of period	$14.35	$14.73	$15.92	$13.31	$11.45	$13.25	$12.59	$9.88	$17.58	$16.17
Accumulation units outstanding at the end of period	25,718	24,416	26,400	31,886	34,006	36,144	44,093	52,746	71,849	77,515

JNL/MC JNL 5 Division
Accumulation unit value:
Beginning of period	$17.87	$16.29	$12.56	$10.80	$11.20	$9.71	$7.94	$14.02	$14.03	$11.99
End of period	$17.07	$17.87	$16.29	$12.56	$10.80	$11.20	$9.71	$7.94	$14.02	$14.03
Accumulation units outstanding at the end of period	172,001	175,927	289,253	335,499	416,431	473,818	560,288	703,779	861,934	815,130

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
JNL/MC Nasdaq 25 Division
Accumulation unit value:
Beginning of period	$17.41	$14.93	$10.74	$9.11	$9.07	$7.85	$5.94	$10.32	N/A	N/A
End of period	$17.40	$17.41	$14.93	$10.74	$9.11	$9.07	$7.85	$5.94	N/A	N/A
Accumulation units outstanding at the end of period	2,871	6,936	4,953	3,086	550	447	381	4,148	N/A	N/A

JNL/MC Oil & Gas Sector Division
Accumulation unit value:
Beginning of period	$28.66	$32.45	$26.28	$25.57	$25.13	$21.42	$18.11	$29.58	$22.20	$18.65
End of period	$21.67	$28.66	$32.45	$26.28	$25.57	$25.13	$21.42	$18.11	$29.58	$22.20
Accumulation units outstanding at the end of period	25,126	24,483	27,674	28,604	33,081	28,822	36,359	41,855	62,029	62,066

JNL/MC Pacific Rim 30 Division
Accumulation unit value:
Beginning of period	$15.66	$15.40	$13.88	$12.58	$13.01	$11.70	$9.57	N/A	N/A	N/A
End of period	$16.19	$15.66	$15.40	$13.88	$12.58	$13.01	$11.70	N/A	N/A	N/A
Accumulation units outstanding at the end of period	3,278	2,932	878	1,012	1,055	1,386	243	N/A	N/A	N/A

JNL/MC S&P 24 Division
Accumulation unit value:
Beginning of period	$14.26	$13.76	$9.94	$9.05	$8.75	$7.62	$6.51	$9.83	N/A	N/A
End of period	$12.88	$14.26	$13.76	$9.94	$9.05	$8.75	$7.62	$6.51	N/A	N/A
Accumulation units outstanding at the end of period	621	627	4,571	5,045	4,888	1,406	1,290	648	N/A	N/A

JNL/MC S&P 400 MidCap Index Division
Accumulation unit value:
Beginning of period	$23.19	$21.55	$16.45	$14.24	$14.77	$11.92	$8.76	$14.25	$13.47	$12.46
End of period	$22.23	$23.19	$21.55	$16.45	$14.24	$14.77	$11.92	$8.76	$14.25	$13.47
Accumulation units outstanding at the end of period	12,225	13,417	16,836	14,690	17,972	26,265	31,922	31,799	45,904	49,292

JNL/MC S&P 500 Index Division
Accumulation unit value:
Beginning of period	$18.55	$16.65	$12.84	$11.30	$11.30	$10.03	$8.08	$13.15	$12.73	$11.23
End of period	$18.43	$18.55	$16.65	$12.84	$11.30	$11.30	$10.03	$8.08	$13.15	$12.73
Accumulation units outstanding at the end of period	105,421	106,870	103,724	102,904	109,653	137,818	162,707	68,260	80,236	92,272

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
JNL/MC S&P SMid 60 Division
Accumulation unit value:
Beginning of period	$16.13	$15.82	$11.73	$10.46	$11.51	$9.67	$6.08	$8.84	N/A	N/A
End of period	$15.09	$16.13	$15.82	$11.73	$10.46	$11.51	$9.67	$6.08	N/A	N/A
Accumulation units outstanding at the end of period	13,392	14,427	9,860	9,559	9,921	11,279	16,393	1,056	N/A	N/A

JNL/MC Small Cap Index Division
Accumulation unit value:
Beginning of period	$20.03	$19.43	$14.25	$12.48	$13.24	$10.64	$8.48	$13.23	$13.72	$11.85
End of period	$18.83	$20.03	$19.43	$14.25	$12.48	$13.24	$10.64	$8.48	$13.23	$13.72
Accumulation units outstanding at the end of period	41,163	46,039	64,306	79,362	91,862	116,024	157,305	25,285	38,731	44,437

JNL/MC Technology Sector Division
Accumulation unit value:
Beginning of period	$19.44	$16.36	$13.16	$12.01	$12.23	$11.08	$6.86	$12.32	$10.91	$10.13
End of period	$20.00	$19.44	$16.36	$13.16	$12.01	$12.23	$11.08	$6.86	$12.32	$10.91
Accumulation units outstanding at the end of period	10,256	10,168	9,793	8,948	10,249	12,090	13,943	8,459	20,650	2,689

JNL/Morgan Stanley Mid Cap Growth Division
Accumulation unit value:
Beginning of period	$12.63	$12.88	$9.49	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.91	$12.63	$12.88	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	282	282	283	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Neuberger Berman Strategic Income Division
Accumulation unit value:
Beginning of period	$10.61	$10.27	$10.43	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.32	$10.61	$10.27	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	23,126	22,196	542	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/Oppenheimer Global Growth Division
Accumulation unit value:
Beginning of period	$19.38	$19.31	$15.52	$13.07	$14.46	$12.72	$9.26	$15.90	$15.18	$13.18
End of period	$19.82	$19.38	$19.31	$15.52	$13.07	$14.46	$12.72	$9.26	$15.90	$15.18
Accumulation units outstanding at the end of period	25,261	28,020	28,568	37,664	44,682	57,704	75,266	96,971	136,648	185,964

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
JNL/PIMCO Credit Income Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PIMCO Real Return Division
Accumulation unit value:
Beginning of period	$13.60	$13.37	$14.94	$13.98	$12.71	$11.97	$10.37	$10.93	N/A	N/A
End of period	$12.99	$13.60	$13.37	$14.94	$13.98	$12.71	$11.97	$10.37	N/A	N/A
Accumulation units outstanding at the end of period	31,139	39,731	46,093	64,375	92,864	73,951	83,104	92,969	N/A	N/A

JNL/PIMCO Total Return Bond Division
Accumulation unit value:
Beginning of period	$19.80	$19.33	$20.04	$18.82	$18.23	$17.20	$15.12	$15.29	$14.34	$14.07
End of period	$19.59	$19.80	$19.33	$20.04	$18.82	$18.23	$17.20	$15.12	$15.29	$14.34
Accumulation units outstanding at the end of period	134,014	161,167	225,547	269,749	291,055	358,182	423,697	445,588	512,441	634,475

JNL/PPM America Floating Rate Income Division
Accumulation unit value:
Beginning of period	$10.74	$10.88	$10.59	$9.97	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.45	$10.74	$10.88	$10.59	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	12,900	25,482	22,744	2,562	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America High Yield Bond Division
Accumulation unit value:
Beginning of period	$19.13	$19.39	$18.19	$15.82	$15.34	$13.47	$9.34	$13.70	$14.06	$12.92
End of period	$17.55	$19.13	$19.39	$18.19	$15.82	$15.34	$13.47	$9.34	$13.70	$14.06
Accumulation units outstanding at the end of period	51,755	63,305	80,774	93,392	101,145	125,412	127,984	139,580	179,625	284,751

JNL/PPM America Mid Cap Value Division
Accumulation unit value:
Beginning of period	$16.53	$15.19	$10.93	$9.53	$10.45	$8.18	$5.64	N/A	N/A	N/A
End of period	$14.97	$16.53	$15.19	$10.93	$9.53	$10.45	$8.18	N/A	N/A	N/A
Accumulation units outstanding at the end of period	797	676	3,111	3,543	6,108	6,269	155	N/A	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
JNL/PPM America Small Cap Value Division
Accumulation unit value:
Beginning of period	$15.63	$14.99	$11.08	$9.39	$10.37	$8.24	$6.24	N/A	N/A	N/A
End of period	$14.86	$15.63	$14.99	$11.08	$9.39	$10.37	$8.24	N/A	N/A	N/A
Accumulation units outstanding at the end of period	26,398	9,569	9,992	9,591	9,835	29,664	37,417	N/A	N/A	N/A

JNL/PPM America Total Return Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/PPM America Value Equity Division
Accumulation unit value:
Beginning of period	$14.84	$13.39	$9.69	$8.51	$9.12	$7.88	$5.53	$10.64	$11.44	$10.28
End of period	$13.35	$14.84	$13.39	$9.69	$8.51	$9.12	$7.88	$5.53	$10.64	$11.44
Accumulation units outstanding at the end of period	61,081	66,897	80,804	96,866	113,696	137,156	171,967	201,604	260,227	373,292

JNL/Red Rocks Listed Private Equity Division
Accumulation unit value:
Beginning of period	$14.62	$14.75	$10.57	$8.23	$10.19	$8.19	$5.92	N/A	N/A	N/A
End of period	$14.34	$14.62	$14.75	$10.57	$8.23	$10.19	$8.19	N/A	N/A	N/A
Accumulation units outstanding at the end of period	12,347	12,853	13,758	13,865	16,260	4,974	2,477	N/A	N/A	N/A

JNL/S&P 4 Division
Accumulation unit value:
Beginning of period	$19.93	$17.68	$12.50	$10.92	$10.47	$9.34	$6.68	$9.92	N/A	N/A
End of period	$18.64	$19.93	$17.68	$12.50	$10.92	$10.47	$9.34	$6.68	N/A	N/A
Accumulation units outstanding at the end of period	38,999	28,271	14,011	12,430	11,559	12,095	10,331	9,175	N/A	N/A

JNL/S&P Competitive Advantage Division
Accumulation unit value:
Beginning of period	$20.76	$19.14	$13.60	$11.83	$10.87	$9.80	$6.90	$9.91	N/A	N/A
End of period	$20.69	$20.76	$19.14	$13.60	$11.83	$10.87	$9.80	$6.90	N/A	N/A
Accumulation units outstanding at the end of period	5,475	6,334	5,139	5,235	8,396	10,524	6,003	—	N/A	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
JNL/S&P Dividend Income & Growth Division
Accumulation unit value:
Beginning of period	$17.93	$16.00	$12.42	$11.18	$10.09	$8.67	$7.13	$9.76	N/A	N/A
End of period	$17.78	$17.93	$16.00	$12.42	$11.18	$10.09	$8.67	$7.13	N/A	N/A
Accumulation units outstanding at the end of period	15,654	11,809	22,394	17,017	13,397	6,058	2,007	—	N/A	N/A

JNL/S&P Intrinsic Value Division
Accumulation unit value:
Beginning of period	$22.12	$19.02	$12.88	$11.46	$10.92	$9.69	$6.26	$9.92	N/A	N/A
End of period	$18.77	$22.12	$19.02	$12.88	$11.46	$10.92	$9.69	$6.26	N/A	N/A
Accumulation units outstanding at the end of period	14,664	17,431	14,922	7,620	4,600	3,846	7,550	299	N/A	N/A

JNL/S&P Managed Aggressive Growth Division
Accumulation unit value:
Beginning of period	$18.04	$17.18	$13.87	$12.15	$12.96	$11.23	$8.70	$14.52	$13.50	$11.86
End of period	$17.73	$18.04	$17.18	$13.87	$12.15	$12.96	$11.23	$8.70	$14.52	$13.50
Accumulation units outstanding at the end of period	159,281	178,086	202,684	213,853	228,200	245,613	283,408	376,822	493,219	666,058

JNL/S&P Managed Conservative Division
Accumulation unit value:
Beginning of period	$13.46	$13.25	$12.87	$12.01	$11.83	$11.04	$9.87	$11.62	$11.10	$10.45
End of period	$13.06	$13.46	$13.25	$12.87	$12.01	$11.83	$11.04	$9.87	$11.62	$11.10
Accumulation units outstanding at the end of period	58,059	73,592	69,770	76,821	77,025	137,471	149,371	140,413	98,024	45,104

JNL/S&P Managed Growth Division
Accumulation unit value:
Beginning of period	$17.55	$16.87	$13.97	$12.29	$12.88	$11.26	$8.93	$14.02	$13.09	$11.64
End of period	$17.25	$17.55	$16.87	$13.97	$12.29	$12.88	$11.26	$8.93	$14.02	$13.09
Accumulation units outstanding at the end of period	306,701	319,157	341,787	426,225	474,638	514,776	579,201	795,216	983,479	1,136,111

JNL/S&P Managed Moderate Division
Accumulation unit value:
Beginning of period	$14.65	$14.30	$13.14	$12.03	$12.11	$11.04	$9.45	$12.18	$11.48	$10.55
End of period	$14.27	$14.65	$14.30	$13.14	$12.03	$12.11	$11.04	$9.45	$12.18	$11.48
Accumulation units outstanding at the end of period	45,884	61,072	65,212	53,220	51,068	63,794	53,211	43,654	112,774	47,298

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
JNL/S&P Managed Moderate Growth Division
Accumulation unit value:
Beginning of period	$16.71	$16.23	$14.22	$12.69	$13.05	$11.70	$9.62	$13.48	$12.59	$11.39
End of period	$16.33	$16.71	$16.23	$14.22	$12.69	$13.05	$11.70	$9.62	$13.48	$12.59
Accumulation units outstanding at the end of period	238,460	270,514	286,900	314,699	368,769	444,642	511,939	621,617	751,342	939,984

JNL/S&P MID 3 Division
Accumulation unit value:
Beginning of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Accumulation units outstanding at the end of period	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

JNL/S&P Total Yield Division
Accumulation unit value:
Beginning of period	$18.57	$16.27	$10.89	$9.07	$9.73	$8.98	$6.38	$10.06	N/A	N/A
End of period	$16.88	$18.57	$16.27	$10.89	$9.07	$9.73	$8.98	$6.38	N/A	N/A
Accumulation units outstanding at the end of period	5,957	6,926	7,804	5,097	1,620	1,929	3,871	18,369	N/A	N/A

JNL/T. Rowe Price Established Growth Division
Accumulation unit value:
Beginning of period	$21.21	$19.80	$14.50	$12.39	$12.72	$11.06	$7.82	$13.90	$12.81	$11.44
End of period	$23.13	$21.21	$19.80	$14.50	$12.39	$12.72	$11.06	$7.82	$13.90	$12.81
Accumulation units outstanding at the end of period	63,333	67,200	83,208	91,930	91,619	103,549	146,107	177,348	226,642	272,098

JNL/T. Rowe Price Mid-Cap Growth Division
Accumulation unit value:
Beginning of period	$37.21	$33.48	$24.89	$22.25	$22.92	$18.20	$12.58	$21.51	$18.63	$17.71
End of period	$39.02	$37.21	$33.48	$24.89	$22.25	$22.92	$18.20	$12.58	$21.51	$18.63
Accumulation units outstanding at the end of period	74,992	82,658	90,800	105,705	118,054	131,841	158,215	195,045	247,457	349,519

JNL/T. Rowe Price Short-Term Bond Division
Accumulation unit value:
Beginning of period	$10.32	$10.43	$10.58	$10.48	$10.50	$10.35	$9.76	$10.54	$10.21	N/A
End of period	$10.20	$10.32	$10.43	$10.58	$10.48	$10.50	$10.35	$9.76	$10.54	N/A
Accumulation units outstanding at the end of period	61,454	36,372	44,406	34,082	30,657	68,183	27,575	6,689	11,475	N/A

Investment Divisions	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
JNL/T. Rowe Price Value Division
Accumulation unit value:
Beginning of period	$21.43	$19.21	$14.22	$12.10	$12.54	$10.99	$8.13	$13.87	$13.96	$11.81
End of period	$20.73	$21.43	$19.21	$14.22	$12.10	$12.54	$10.99	$8.13	$13.87	$13.96
Accumulation units outstanding at the end of period	38,137	41,400	37,723	46,618	46,898	47,108	65,834	74,616	119,140	99,148

JNL/WMC Balanced Division
Accumulation unit value:
Beginning of period	$18.88	$17.45	$14.84	$13.68	$13.45	$12.32	$10.45	$13.38	$12.64	$11.29
End of period	$18.43	$18.88	$17.45	$14.84	$13.68	$13.45	$12.32	$10.45	$13.38	$12.64
Accumulation units outstanding at the end of period	160,700	169,864	193,512	197,954	209,125	222,201	247,155	308,886	391,124	506,726

JNL/WMC Money Market Division
Accumulation unit value:
Beginning of period	$10.87	$11.03	$11.20	$11.37	$11.54	$11.71	$11.87	$11.79	$11.43	$11.10
End of period	$10.70	$10.87	$11.03	$11.20	$11.37	$11.54	$11.71	$11.87	$11.79	$11.43
Accumulation units outstanding at the end of period	124,306	111,898	110,333	184,426	165,832	231,871	295,296	382,618	586,962	393,760

JNL/WMC Value Division
Accumulation unit value:
Beginning of period	$21.75	$19.84	$15.36	$13.41	$13.89	$12.41	$10.16	$15.47	$14.56	$12.22
End of period	$20.76	$21.75	$19.84	$15.36	$13.41	$13.89	$12.41	$10.16	$15.47	$14.56
Accumulation units outstanding at the end of period	6,463	7,459	10,402	14,830	17,942	15,717	21,723	31,325	28,040	59,540

STATEMENT OF ADDITIONAL INFORMATION

April 25, 2016

PERSPECTIVE ADVISORS
FIXED AND VARIABLE ANNUITY®

Issued by
Jackson National Life Insurance Company® through
Jackson National Separate Account III

This Statement of Additional Information is not a prospectus. It contains information in addition to and more detailed than set forth in the Prospectus and should be read in conjunction with the Prospectus dated April 25, 2016. The Prospectus may be obtained from Jackson National Life Insurance Company (Jackson®) by writing P.O. Box 30314, Lansing, Michigan 48909-7814, or calling 1-800-644-4565.

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General Information and History

Jackson National Separate Account III (Separate Account) is a separate investment account of Jackson National Life Insurance Company. Jackson is a wholly owned subsidiary of Brooke Life Insurance Company, and is ultimately a wholly-owned subsidiary of Prudential plc, London, England, a publicly traded life insurance company in the United Kingdom.

Trademarks, Service Marks, and Related Disclosures

The “S&P 500 Index,” “S&P MidCap 400 Index,” “S&P SmallCap 600 Index,” “Dow Jones Industrial Average,” and “The Dow 10,” “Dow Jones Brookfield Global Infrastructure Index,” “STANDARD & POOR’S®,” “S&P®,” “S&P 500®,” “S&P MIDCAP 400 Index®,” “STANDARD & POOR’S MIDCAP 400 Index®,” “S&P SmallCap 600 Index®” and “STANDARD & POOR’S 500®” (collectively, the “Indices”) are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Jackson National Life Insurance Company (“Jackson”). “Dow Jones®”, “Dow Jones Industrial Average”, “DJIA®”, “The Dow®” and “The Dow ® 10” are service and/or trademarks of Dow Jones Trademark Holdings, LLC (“Dow Jones”) and have been licensed to SPDJI and have been sub-licensed for use for certain purposes by Jackson National Life Insurance Company® (“Jackson”).

The Dow Jones Brookfield Global Infrastructure Index is calculated by SPDJI pursuant to an agreement with Brookfield Redding, Inc. (together with its affiliates, “Brookfield”) and has been licensed for use. Standard & Poor’s®, S&P® and S&P 500®, S&P MidCap 400® and S&P SmallCap 600® are registered trademarks of Standard & Poor’s Financial Services LLC; Brookfield® is a registered trademark of Brookfield Asset Management, Inc.; and the foregoing trademarks have been licensed by SPDJI for use.

The JNL/Mellon Capital S&P® SMid 60 Fund, JNL/Mellon Capital JNL 5 Fund, and the JNL/Mellon Capital S&P® 24 Fund, JNL/Mellon Capital S&P 500 Index Fund, JNL/Mellon S&P 400 MidCap Index Fund, and the JNL/Brookfield Global Infrastructure and MLP Fund (collectively, the “Products”) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, Standard & Poor’s Financial Services LLC, Brookfield or any of their respective affiliates (collectively, “S&P Dow Jones Indices”).

S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the Indices to track general market performance. S&P Dow Jones Indices’ only relationship to Jackson with respect to the Indices or the Products is the licensing of the Indices and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Indices are determined, composed and calculated by S&P Dow Jones Indices without regard to Jackson or the Products. S&P Dow Jones Indices have no obligation to take the needs of Jackson or the owners of the Products into consideration in determining, composing or calculating the Indices. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Products or the timing of the issuance or sale of the Products in the determination or calculation of the equation by which the Products are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Products. There is no assurance that investment products based on the Indices will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to Products currently being issued by Jackson, but which may be similar to and competitive with Products. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the Index.

S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS IN CALCULATING THE

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INDICES. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY JACKSON OR OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND JACKSON, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

SPDR® is a registered trademark of Standard & Poor’s Financial Services LLC. S&P Capital IQ is a trademark of Standard & Poor's Financial Services LLC.

The following applies to the JNL/S&P Managed Growth Fund, JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Moderate Fund, and JNL/S&P Managed Aggressive Growth Fund, JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P Total Yield Fund, JNL/S&P Intrinsic Value Fund, JNL/S&P Mid 3 Fund and JNL/S&P 4 Fund.

Standard & Poor’s Investment Advisory Services LLC (“SPIAS”) is a registered investment advisor with the U.S. Securities and Exchange Commission and a wholly owned subsidiary of McGraw-Hill Financial, Inc. SPIAS does not provide advice to underlying clients of the firms to which it provides services. SPIAS does not act as a “fiduciary” or as an “investment manager,” as defined under ERISA, to any investor. SPIAS is not responsible for client suitability.

Programs and products of the firms to which SPIAS provides services are not endorsed, sold or promoted by SPIAS and its affiliates, and SPIAS and its affiliates make no representation regarding the advisability of investing in those programs and products. With respect to the asset allocations and investments recommended by SPIAS, investors should realize that such investment recommendations are provided to Jackson National Asset Management, LLC only as a general recommendation. The underlying funds of the JNL/S&P 4 Fund are co-sub-advised by SPIAS. SPIAS does not co-sub-advise the JNL/S&P 4 Fund. There is no agreement or understanding whatsoever that SPIAS will provide individualized advice to any investor. SPIAS does not take into account any information about any investor or any investor’s assets when providing investment advisory services to firms to which SPIAS provides services. SPIAS does not have any discretionary authority or control with respect to purchasing or selling securities or making other investments. Individual investors should ultimately rely on their own judgment and/or the judgment of a representative in making their investment decisions.

Standard & Poor’s Financial Services LLC, SPIAS, and their affiliates (collectively S&P), and any third-party providers, as well as their directors, officers, shareholders, employees or agents (collectively with S&P, S&P Parties) do not guarantee the accuracy, completeness, adequacy or timeliness of any information, including ratings and valuations, and are not responsible for errors and omissions, or for the results obtained from the use of such information, and S&P Parties shall have no liability for any errors, omission, or interruptions therein (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such information. S&P PARTIES DISCLAIM ANY AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY, SUITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. In no event shall S&P Parties be liable to any party for any direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees, or losses (including, without limitation, lost income or lost profits and opportunity costs or losses caused by negligence) in connection with any use of the information contained in this document even if advised of the possibility of such damages.

S&P’s credit ratings are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or to make any investment decisions. S&P credit ratings should not be relied on when making any investment or other business decision. S&P’s opinions and analyses do not address the suitability of any security. S&P does not act as a fiduciary or an investment advisor, except where registered

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as such. While S&P has obtained information from sources they believe to be reliable, S&P does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives.

To the extent that regulatory authorities allow a rating agency to acknowledge in one jurisdiction a rating issued in another jurisdiction for certain regulatory purposes, S&P reserves the right to assign, withdraw or suspend such acknowledgement at any time and in its sole discretion. S&P Parties disclaim any duty whatsoever arising out of the assignment, withdrawal or suspension of an acknowledgment as well as any liability for any damage alleged to have been suffered on account thereof.

S&P keeps certain activities of its business units separate from each other in order to preserve the independence and objectivity of their respective activities. As a result, certain business units of S&P may have information that is not available to other S&P business units. S&P has established policies and procedures to maintain the confidentiality of certain non-public information received in connection with each analytical process.

S&P may receive compensation for its ratings and certain analyses, normally from issuers or underwriters of securities or from obligors. S&P reserves the right to disseminate its opinions and analyses. S&P's public ratings and analyses are made available on its Web sites, www.standardandpoors.com (free of charge), and www.ratingsdirect.com and www.globalcreditportal.com (subscription), and may be distributed through other means, including via S&P publications and third party redistributors. Additional information about our ratings fees is available at www.standardandpoors.com/usratingsfees.

Based on a universe of funds provided to SPIAS, SPIAS may recommend for investment certain funds to which S&P licenses certain intellectual property or otherwise has a financial interest, including exchange-traded funds whose investment objective is to substantially replicate the returns of a proprietary index of S&P Dow Jones Indices, such as the S&P 500. SPIAS recommends these funds for investment based on asset allocation, sector representation, liquidity and other factors; however, SPIAS has a potential conflict of interest with respect to the inclusion of these funds. In cases where S&P is paid fees that are tied to the amount of assets that are invested in the fund, investment in the fund will generally result in S&P earning compensation in addition to the fees received by SPIAS in connection with its provision of services. In certain cases there may be alternative funds that are available for investment that will provide investors substantially similar exposure to the asset class or sector.

S&P provides a wide range of services to, or relating to, many organizations, including issuers of securities, investment advisers, broker-dealers, investment banks, other financial institutions and financial intermediaries, and accordingly may receive fees or other economic benefits from those organizations, including organizations whose securities or services they may recommend, rate, include in model portfolios, evaluate or otherwise address.

SPIAS may consider research and other information from affiliates in making its investment recommendations. The investment policies of certain portfolios specifically state that among the information SPIAS will consider in evaluating a security are the credit ratings assigned by S&P. SPIAS does not consider the ratings assigned by other credit rating agencies. Credit rating criteria and scales may differ among credit rating agencies. Ratings assigned by other credit rating agencies may reflect more or less favorable opinions of creditworthiness than ratings assigned by S&P.

The Funds are not sponsored, endorsed, sold or promoted by S&P and its affiliates and S&P and its affiliates make no representation regarding the advisability of investing in the Funds.

Goldman Sachs is a registered service mark of Goldman, Sachs & Co.

The Product(s) is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the Corporations). The Corporations have not passed on the legality or suitability of or the accuracy or adequacy of descriptions and disclosures relating to the Product(s). The Corporations make no representation or warranty, express or implied to the Owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance. The Corporations’ only relationship to Jackson (Licensee) is in the licensing of the Nasdaq-100®, Nasdaq-100 Index® and Nasdaq® trademarks or service marks, and

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certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s). Nasdaq has no obligation to take the needs of the Licensee or the Owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S) OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM AL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

“The Nasdaq-100®,” “Nasdaq-100 Index®,” “Nasdaq Stock Market®” and “Nasdaq®” are trade or service marks of The Nasdaq, Inc. (which with its affiliates are the “Corporations”) and have been licensed for use by Jackson. The Corporations have not passed on the legality or suitability of the JNL/Mellon Capital Nasdaq® 100 Fund. The JNL/Mellon Capital Nasdaq® 100 Fund is not issued, endorsed, sponsored, managed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE JNL/MELLON CAPITAL NASDAQ® 100 FUND.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell is a trademark of Russell Investment Group.

JNL/Mellon Capital Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investment Group ("Russell"). Russell is not responsible for and has not reviewed JNL/Mellon Capital Small Cap Index Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell's publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based. RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES. RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES. RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/

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MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY JACKSON NATIONAL ASSET MANAGEMENT, LLC. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND OR THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, ANY OTHER PERSON OR ENTITY, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL

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INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, THE JNL/MELLON CAPITAL COMMUNICATIONS SECTOR FUND, THE JNL/MELLON CAPITAL CONSUMER BRANDS SECTOR FUND, THE JNL/MELLON CAPITAL FINANCIAL SECTOR FUND, THE JNL/MELLON CAPITAL HEALTHCARE SECTOR FUND, THE JNL/MELLON CAPITAL OIL & GAS SECTOR FUND OR THE JNL/MELLON CAPITAL TECHNOLOGY SECTOR FUND.

Services

Jackson keeps the assets of the Separate Account. Jackson holds all cash of the Separate Account and attends to the collection of proceeds of shares of the underlying Funds bought and sold by the Separate Account.

The financial statements of Jackson National Separate Account III and Jackson National Life Insurance Company for the periods indicated have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP is located at Aon Center, 200 East Randolph Drive, Suite 5500, Chicago, Illinois 60601.

Jackson is the parent of Jackson National Asset Management, LLC (“JNAM”), the Funds’ investment adviser and administrator. Pursuant to an agreement between Jackson and JNAM, JNAM provides certain administrative services with respect to the Separate Account, including separate account administration services and financial and accounting services. For the past three years, Jackson paid $520,500 in 2013, $391,000 in 2014 , and $410,087 in 2015 for the services provided by JNAM to Jackson.

Purchase of Securities Being Offered

The Contracts will be sold by licensed insurance agents in states where the Contracts may be lawfully sold. The agents will be registered representatives of broker-dealers that are registered under the Securities Exchange Act of 1934 and members of the Financial Industry Regulatory Authority (FINRA).

Underwriters

The Contracts are offered continuously and are distributed by Jackson National Life Distributors LLC (JNLD), 7601 Technology Way, Denver, Colorado 80237. JNLD is a subsidiary of Jackson National.

For Perspective Advisors contracts, the aggregate amount of commissions paid to broker/dealers was $1,437,394 in 2013, $1,456,473 in 2014 , and $1,404,124 in 2015 . JNLD did not retain any portion of the commissions.

Calculation of Performance

When Jackson advertises performance for an Investment Division (except the JNL/WMC Money Market Division), we will include quotations of standardized average annual total return to facilitate comparison with standardized average annual total return advertised by other variable annuity separate accounts. Standardized average annual total return for an Investment Division will be shown for periods beginning on the date the Investment Division first invested in the corresponding Fund. We will calculate standardized average annual total return according to the standard methods prescribed by rules of the Securities and Exchange Commission.

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Standardized average annual total return for a specific period is calculated by taking a hypothetical $1,000 investment in an Investment Division at the offering on the first day of the period ("initial investment"), and computing the ending redeemable value ("redeemable value") of that investment at the end of the period. The redeemable value is then divided by the initial investment and expressed as a percentage, carried to at least the nearest hundredth of a percent. Standardized average annual total return is annualized and reflects the deduction of the insurance charges and the Contract maintenance charge. The redeemable value also reflects the effect of any applicable withdrawal charge that may be imposed at the end of the period. No deduction is made for premium taxes which may be assessed by certain states.

Jackson may also advertise non-standardized total return on an annualized and cumulative basis. Non-standardized total return may be for periods other than those required to be presented or may otherwise differ from standardized average annual total return. Non-standardized total return may also assume a larger initial investment which more closely approximates the size of a typical Contract.

Standardized average annual total return quotations will be current to the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication. Both standardized average annual total return quotations and non-standardized total return quotations will be based on rolling calendar quarters and will cover at least periods of one, five, and ten years, or a period covering the time the Investment Division has been in existence, if it has not been in existence for one of the prescribed periods. If the corresponding Fund has been in existence for longer than the Investment Division, the non-standardized total return quotations will show the investment performance the Investment Division would have achieved (reduced by the applicable charges) had it been invested in the Fund for the period quoted.

Quotations of standardized average annual total return and non-standardized total return are based upon historical earnings and will fluctuate. Any quotation of performance should not be considered a guarantee of future performance. Factors affecting the performance of an Investment Division and its corresponding Fund include general market conditions, operating expenses and investment management. An owner's withdrawal value upon surrender of a Contract may be more or less than its original cost.

Jackson may advertise the current annualized yield for a 30-day period for an Investment Division. The annualized yield of an Investment Division refers to the income generated by the Investment Division over a specified 30-day period. Because this yield is annualized, the yield generated by an Investment Division during the 30-day period is assumed to be generated each 30-day period. The yield is computed by dividing the net investment income per accumulation unit earned during the period by the price per unit on the last day of the period, according to the following formula:

Where:

a	=	net investment income earned during the period by the Fund attributable to shares owned by the Investment Division.
b	=	expenses for the Investment Division accrued for the period (net of reimbursements).
c	=	the average daily number of accumulation units outstanding during the period.
d	=	the maximum offering price per accumulation unit on the last day of the period.

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Net investment income will be determined in accordance with rules established by the Securities and Exchange Commission. Accrued expenses will include all recurring fees that are charged to all Contracts.

Because of the charges and deductions imposed by the Separate Account, the yield for an Investment Division will be lower than the yield for the corresponding Fund. The yield on amounts held in the Investment Division normally will fluctuate over time. Therefore, the disclosed yield for any given period is not an indication or representation of future yields or rates of return. An Investment Division's actual yield will be affected by the types and quality of portfolio securities held by the Fund and the Fund operating expenses.

Any current yield quotations of the JNL/WMC Money Market Division will consist of a seven calendar day historical yield, carried at least to the nearest hundredth of a percent. We may advertise yield for the Division based on different time periods, but we will accompany it with a yield quotation based on a seven calendar day period. The JNL/WMC Money Market Division's yield will be calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from Contracts, and dividing the net change in account value by the value of the account at the beginning of the period to obtain a base period return and multiplying the base period return by (365/7). The JNL/WMC Money Market Division's effective yield is computed similarly, but includes the effect of assumed compounding on an annualized basis of the current yield quotations of the Division.

The JNL/WMC Money Market Division's yield and effective yield will fluctuate daily. Actual yields will depend on factors such as the type of instruments in the Fund's portfolio, portfolio quality and average maturity, changes in interest rates, and the Fund's expenses. Although the Investment Division determines its yield on the basis of a seven calendar day period, it may use a different time period on occasion. The yield quotes may reflect the expense limitations described in the Fund's Prospectus or Statement of Additional Information. There is no assurance that the yields quoted on any given occasion will be maintained for any period of time and there is no guarantee that the net asset values will remain constant. It should be noted that neither a Contract owner's investment in the JNL/WMC Money Market Division nor that Division’s investment in the JNL/WMC Money Market Fund, is guaranteed or insured. Yields of other money market funds may not be comparable if a different base or another method of calculation is used.

Additional Tax Information

NOTE: INFORMATION CONTAINED HEREIN SHOULD NOT BE SUBSTITUTED FOR THE ADVICE OF A PERSONAL TAX ADVISER. JACKSON DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS. PURCHASERS BEAR THE COMPLETE RISK THAT THE CONTRACTS MAY NOT BE TREATED AS "ANNUITY CONTRACTS" UNDER FEDERAL INCOME TAX LAWS. IT SHOULD BE FURTHER UNDERSTOOD THAT THE FOLLOWING DISCUSSION IS NOT EXHAUSTIVE AND THAT OTHER SPECIAL RULES MAY BE APPLICABLE IN CERTAIN SITUATIONS. MOREOVER, NO ATTEMPT HAS BEEN MADE TO CONSIDER ANY APPLICABLE STATE OR OTHER TAX LAWS OR TO COMPARE THE TAX TREATMENT OF THE CONTRACTS TO THE TAX TREATMENT OF ANY OTHER INVESTMENT.

Jackson's Tax Status

Jackson is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). For federal income tax purposes, the Separate Account is not a separate entity from Jackson and its operations form a part of Jackson.

Taxation of Annuity Contracts in General

Section 72 of the Code governs taxation of annuities in general. An individual owner is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a withdrawal or as annuity payments under the annuity option elected. For a withdrawal received as a total surrender (total redemption or a death benefit), the

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recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For a payment received as a partial withdrawal from a non-qualified Contract, federal tax liability is generally determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the Contract is withdrawn. In the case of a partial withdrawal under a tax-qualified Contract, a ratable portion of the amount received is taxable. For Contracts issued in connection with non-qualified plans, the cost basis is generally the premiums, while for Contracts issued in connection with tax-qualified plans there may be no cost basis. The taxable portion of a withdrawal is taxed at ordinary income tax rates. Tax penalties may also apply.

For annuity payments, a portion of each payment in excess of an exclusion amount is includable in taxable income. All annuity payments in excess of the exclusion amount are fully taxable at ordinary income rates.

The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period certain or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the fixed or estimated number of years for which annuity payments are to be made. No exclusion is allowed with respect to any payments received after the investment in the Contract has been recovered (i.e., when the total of the excludable amounts equals the investment in the Contract). For certain types of tax-qualified plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code.

Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of distributions.

Medicare Tax on Net Investment Income

Beginning in 2013, the taxable portion of distributions from a non-qualified annuity Contract will be considered investment income for purposes of the new Medicare tax on investment income. As a result, a 3.8% tax will generally apply to some or all of the taxable portion of distributions to individuals whose modified adjusted gross income exceeds certain threshold amounts. These levels are $200,000 in the case of single taxpayers, $250,000 in the case of married taxpayers filing joint returns, and $125,000 in the case of married taxpayers filing separately. Owners should consult their own tax advisers for more information.

Withholding Tax on Distributions

The Code generally requires Jackson (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a Contract. For "eligible rollover distributions" from Contracts issued under certain types of tax-qualified plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct transfer. This requirement is mandatory and cannot be waived by the owner.

An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a plan qualified under Section 401(a) or 403(a) of the Code, from a tax sheltered annuity qualified under Section 403(b) of the Code or an eligible deferred compensation plan of a state or local government under Section 457(b) of the Code (other than (1) a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee, and his or her designated beneficiary, or for a specified period of ten years or more; (2) minimum distributions required to be made under the Code; and (3) hardship withdrawals). Failure to "roll over" the entire amount of an eligible rollover distribution (including the amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

Withdrawals or distributions from a Contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be

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imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming three withholding exemptions.

Generally, the amount of any payment of interest to a non-resident alien of the United States shall be subject to withholding of a tax equal to thirty percent (30%) of such amount or, if applicable, a lower treaty rate. A payment may not be subject to withholding where the recipient sufficiently establishes that such payment is effectively connected to the recipient's conduct of a trade or business in the United States and such payment is included in the recipient's gross income.

Diversification -- Separate Account Investments

Section 817(h) of the Code imposes certain asset diversification standards on variable annuity Contracts. The Code provides that a variable annuity Contract will not be treated as an annuity Contract for any period (and any subsequent period) for which the investments held in any segregated asset account underlying the Contract are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the Contract as an annuity Contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity Contracts, such as the Contracts, meet the diversification requirements if, as of the last day of each calendar quarter, or within 30 days after such last day, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued Regulations establishing diversification requirements for the mutual funds underlying variable Contracts. These Regulations amplify the diversification requirements for variable Contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under these Regulations, a mutual fund will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the mutual fund is represented by any one investment; (2) no more than 70% of the value of the total assets of the mutual fund is represented by any two investments; (3) no more than 80% of the value of the total assets of the mutual fund is represented by any three investments; and (4) no more than 90% of the value of the total assets of the mutual fund is represented by any four investments.

Jackson intends that each Fund of the JNL Series Trust , JNL Variable Fund LLC, and Jackson Variable Series Trust will be managed by its respective investment adviser in such a manner as to comply with these diversification requirements.

At the time the Treasury Department issued the diversification Regulations, it did not provide guidance regarding the circumstances under which Contract owner control of the investments of a segregated asset account would cause the Contract owner to be treated as the owner of the assets of the segregated asset account. Revenue Ruling 2003-91 provides such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes.

Rev. Rul. 2003-91 considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the contract owners could exercise over the investment assets held by the insurance company under these variable contracts was not sufficient to cause the contract owners to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets. Under the contracts in Rev. Rul. 2003-91 there was no arrangement, plan, contract or agreement between the contract owner and the insurance company regarding the availability of a particular investment option and other than the contract owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts were made by the insurance company or an advisor in its sole and absolute discretion. Twelve investment options were available under the contracts in Rev. Rul. 2003-91 although the insurance company had the right to increase (but to no more than 20) or decrease the number of sub-

11

accounts at any time. The contract owner was permitted to transfer amounts among the various investment options without limitation, subject to incurring fees for more than one transfer per 30-day period.

Like the contracts described in Rev. Rul. 2003-91, under the Contract there will be no arrangement, plan, contract or agreement between a Contract owner and Jackson regarding the availability of a particular Allocation Option and other than the Contract owner's right to allocate premiums and transfer funds among the available Allocation Options, all investment decisions concerning the Allocation Options will be made by Jackson or an advisor in its sole and absolute discretion. The Contract will differ from the contracts described in Rev. Rul. 2003-91 in two respects. The first difference is that the contracts described in Rev. Rul. 2003-91 provided only 12 investment options with the insurance company having the ability to add an additional 8 options whereas the Contract currently offers 97 Investment Divisions and at least one Fixed Account option, and, if more than 99 Allocation Options are offered, a Contract owner can select no more than 99 Allocation Options at any one time. The second difference is that the owner of a contract in Rev. Rul. 2003-91 could only make one transfer per 30 day period without a fee whereas during the accumulation phase, a Contract owner can make 15 transfers in any one year without a charge.

Rev. Rul. 2003-91 states that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. Jackson does not believe that the differences between the Contract and the contracts described in Rev. Rul. 2003-91 with respect to the number of investment choices and the number of investment transfers that can be made under the Contract without an additional charge should prevent the holding in Rev. Rul. 2003-91 from applying to the owner of a Contract. At this time, however, it cannot be determined whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Jackson reserves the right to modify the Contract to the extent required to maintain favorable tax treatment.

Multiple Contracts

The Code provides that multiple non-qualified annuity Contracts that are issued within a calendar year to the same Contract owner by one company or its affiliates are treated as one annuity Contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such multiple Contracts. For purposes of this rule, Contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. Owners should consult a tax adviser prior to purchasing more than one annuity Contract in any calendar year.

Partial 1035 Exchanges

In accordance with Revenue Procedure 2011-38, the IRS will consider a partial exchange of an annuity Contract for another annuity Contract valid if there is either no withdrawal from, or surrender of, either the surviving annuity contract or the new annuity contract within 180 days of the date of the partial exchange. Revenue Procedure 2011-38 also provides certain exceptions to the 180 day rule. Due to the complexity of these rules, owners are encouraged to consult their own tax advisers prior to entering into a partial exchange of an annuity Contract.

Contracts Owned by Other than Natural Persons

Under Section 72(u) of the Code, the investment earnings on premiums for Contracts will be taxed currently to the owner if the owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes (except for the taxation of life insurance companies). However, this treatment is not applied to Contracts held by a trust or other entity as an agent for a natural person nor to Contracts held by certain tax-qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

Tax Treatment of Assignments

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An assignment or pledge of a Contract may have tax consequences. Any assignment or pledge of a tax-qualified Contract may also be prohibited by ERISA in some circumstances. Owners should, therefore, consult competent legal advisers should they wish to assign or pledge their Contracts.

An assignment or pledge of all or any portion of the value of a Non-Qualified Contract is treated under Section 72 of the Code as an amount not received as an annuity. The value of the Contract assigned or pledged that exceeds the aggregate premiums paid will be included in the individual's gross income. In addition, the amount included in the individual's gross income could also be subject to the 10% penalty tax discussed below under Non-Qualified Contracts.

An assignment or pledge of all or any portion of the value of a Qualified Contract will disqualify the Qualified Contract. If the Qualified Contract is part of a qualified pension or profit-sharing plan, the Code prohibits the assignment or alienation of benefits provided under the plan. If the Qualified Contract is an IRA annuity or a 403(b) annuity, the Code requires the Qualified Contract to be nontransferable. If the Qualified Contract is part of an eligible deferred compensation plan, amounts cannot be made available to plan participants or beneficiaries: (1) until the calendar year in which the participant attains age 70 1/2; (2) when the participant has a severance from employment; or (3) when the participant is faced with an unforeseeable emergency.

Death Benefits

Any death benefits paid under the Contract are taxable to the beneficiary. The rules governing the taxation of payments from an annuity Contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as annuity payments. Estate or gift taxes may also apply.

IRS Approval

The Contract, and all riders attached thereto, has been approved by the IRS for use as an Individual Retirement Annuity prototype.

Tax-Qualified Plans

The Contracts offered by the Prospectus are designed to be suitable for use under various types of tax-qualified plans. Taxation of owners of a tax-qualified Contract will vary based on the type of plan and the terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a tax-qualified Contract may be subject to the terms and conditions of the plan, regardless of the terms and conditions of the Contracts issued to fund the plan. Owners, annuitant and beneficiaries are also reminded that a tax-qualified Contract will not provide any necessary or additional tax deferral if it is used to fund a tax-qualified plan that is already tax-deferred.

Tax Treatment of Withdrawals

Non-Qualified Contracts

Section 72 of the Code governs treatment of distributions from annuity Contracts. It provides that if the contract value exceeds the aggregate premiums made, any amount withdrawn not in the form of an annuity payment will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are included in a taxpayer's gross income. Section 72 further provides that a 10% penalty will apply to the income portion of any distribution. The penalty is not imposed on amounts received: (1) after the taxpayer reaches 59 1/2; (2) upon the death of the owner; (3) if the taxpayer is totally disabled as defined in Section 72(m)(7) of the Code; (4) in a series of substantially equal periodic payments made at least annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his beneficiary; (5) under an immediate annuity; or (6) which are allocable to premium payments made prior to August 14, 1982.

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With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 ½ or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

Tax-Qualified Contracts

In the case of a withdrawal under a tax-qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a tax-qualified Contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Contracts issued and qualified under Code Sections 401 (pension and profit sharing plans), 403(b) (tax-sheltered annuities), individual retirement accounts and annuities under 408(a) and (b) (IRAs) and Roth IRAs under 408A. To the extent amounts are not included in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed.

The tax penalty will not apply to the following distributions: (1) distributions made on or after the date on which the owner or annuitant (as applicable) reaches age 59 1/2; (2) distributions following the death or disability of the owner or annuitant (as applicable) (for this purpose "disability" is defined in Section 72(m)(7) of the Code); (3) distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such owner or annuitant (as applicable) and his or her designated beneficiary; (4) distributions to an owner or annuitant (as applicable) who has separated from service after he has attained age 55; (5) distributions made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the owner or annuitant (as applicable) for amounts paid during the taxable year for medical care; (6) distributions made to an alternate payee pursuant to a qualified domestic relations order; (7) distributions made on account of an IRS levy upon the qualified Contracts, (8) distributions from an IRA after separation from employment for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the Contract owner or annuitant (as applicable) and his or her spouse and dependents if the Contract owner or annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the Contract owner or annuitant (as applicable) has been re-employed for at least 60 days); (9) distributions from an IRA made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) (as applicable) for the taxable year; and (10) distributions from an IRA made to the owner or annuitant (as applicable) which are qualified first time home buyer distributions (as defined in Section 72(t)(8) of the Code). The exceptions stated in items (4) and (6) above do not apply in the case of an IRA. The exception stated in (3) above applies to an IRA without the requirement that there be a separation from service.

With respect to (3) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 ½ or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

Withdrawals of amounts attributable to contributions made pursuant to a salary reduction agreement (in accordance with Section 403(b)(11) of the Code) are limited to the following: when the owner attains age 59 1/2, severs employment, dies, becomes disabled (within the meaning of Section 72(m)(7) of the Code), or in the case of hardship. Hardship withdrawals do not include any earnings on salary reduction contributions. These limitations on withdrawals apply to: (1) salary reduction contributions made after December 31, 1988; (2) income attributable to such contributions; and (3) income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect rollovers or exchanges between certain tax-qualified plans. Tax penalties may also apply. While the foregoing limitations only apply to certain Contracts issued in connection with Section 403(b) plans, all owners should seek competent tax advice regarding any withdrawals or distributions.

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The taxable portion of a withdrawal or distribution from tax-qualified Contracts may, under some circumstances, be "rolled over" into another eligible plan so as to continue to defer income tax on the taxable portion. Such treatment is available for an "eligible rollover distribution" made by certain types of plans (as described above under "Taxes - Withholding Tax on Distributions") that is transferred within 60 days of receipt into another eligible plan or an IRA. Plans making such eligible rollover distributions are also required, with some exceptions specified in the Code, to provide for a direct transfer of the distribution to the transferee plan designated by the recipient.

Amounts received from IRAs may also be rolled over into other IRAs or certain other plans, subject to limitations set forth in the Code.

Prior to the date that annuity payments begin under an annuity Contract, the required minimum distribution rules applicable to defined contribution plans and IRAs will be used. Generally, distributions from a tax-qualified plan must commence no later than April 1 of the calendar year following the year in which the employee attains the later of age 70 1/2 or the date of retirement. In the case of an IRA, distributions must commence no later than April 1 of the calendar year following the year in which the owner attains age 70 1/2. Required distributions from defined contribution plans and IRAs are determined by dividing the account balance by the appropriate distribution period found in a uniform lifetime distribution table set forth in IRS regulations. For this purpose, the entire interest under an annuity Contract is the account value under the Contract plus the actuarial value of any other benefits such as guaranteed death benefits that will be provided under the Contract.

If the sole beneficiary is the Contract holder's or employee's spouse and the spouse is more than 10 years younger than the employee, a longer distribution period measured by the joint life and last survivor expectancy of the Contract holder employee and spouse is permitted to be used. Distributions under a defined benefit plan or an annuity Contract must be paid in the form of periodic annuity payments for the employee's life (or the joint lives of the employee and beneficiary) or over a period certain that does not exceed the period under the uniform lifetime table for the employee's age in the year in which the annuity starting date occurs. If the required minimum distributions are not made, a 50% penalty tax on the amount not distributed is imposed on the individual.

Types of Tax-Qualified Plans

The Contracts offered herein are designed to be suitable for use under various types of tax-qualified plans. Taxation of participants in each tax-qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a tax-qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into Jackson's administrative procedures. Jackson is not bound by the terms and conditions of such plans to the extent such terms conflict with the terms of a Contract, unless Jackson specifically consents to be bound. Owners, annuitants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.

A tax-qualified Contract will not provide any necessary or additional tax deferral if it is used to fund a tax-qualified plan that is tax deferred. However, the Contract has features and benefits other than tax deferral that may make it an appropriate investment for a tax-qualified plan. Following are general descriptions of the types of tax-qualified plans with which the Contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding tax-qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a Contract issued under a tax-qualified plan.

Contracts issued pursuant to tax-qualified plans include special provisions restricting Contract provisions that may otherwise be available as described herein. Generally, Contracts issued pursuant to tax-qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Tax-Qualified Contracts. (See "Tax Treatment of Withdrawals - Tax-Qualified Contracts" above.)

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On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The Contracts sold by Jackson in connection with certain Tax-Qualified Plans will utilize tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

(a) Tax‑Sheltered Annuities

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, educational and scientific organizations described in Section 501(c) (3) of the Code. These qualifying employers may make contributions to the Contracts for the benefit of their employees. Such contributions are not included in the gross income of the employee until the employee receives distributions from the Contract. The amount of contributions to the tax‑sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, non-discrimination and withdrawals. Employee loans are not allowed under these Contracts. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "individual retirement annuity" ("IRA annuity"). Under applicable limitations, certain amounts may be contributed to an IRA annuity which will be deductible from the individual's gross income. IRA annuities are subject to limitations on eligibility, contributions, transferability and distributions. Sales of IRA annuities are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of Contracts to be qualified as IRA annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(c) Roth IRA Annuities

Section 408A of the Code provides that individuals may purchase a non-deductible IRA annuity, known as a Roth IRA annuity. Purchase payments for Roth IRA annuities are limited to a maximum of $5,500 for 2016 . The limit will be adjusted annually for inflation in $500 increments. In addition, the Act allows individuals age 50 and older to make additional catch-up IRA contributions. The otherwise maximum contribution limit (before application of adjusted gross income phase-out limits) for an individual who had celebrated his or her 50th birthday before the end of the tax year is increased by $1,000. The same contribution and catch-up contributions are also available for purchasers of Traditional IRA annuities.

Lower maximum limitations apply to individuals above certain adjusted gross income levels. For 2016 , these levels are $ 117,000 in the case of single taxpayers, $ 184,000 in the case of married taxpayers filing joint returns, and $0 in the case of married taxpayers filing separately. These levels are indexed annually in $1,000 increments. An overall $5,500 annual limitation (increased as discussed above) continues to apply to all of a taxpayer's IRA annuity contributions, including Roth IRA annuities and non-Roth IRA annuities.

Qualified distributions from Roth IRA annuities are free from federal income tax. A qualified distribution requires that the individual has held the Roth IRA annuity for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual's death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA

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annuity. The 10% penalty tax and the regular IRA annuity exceptions to the 10% penalty tax apply to taxable distributions from Roth IRA annuities.

Amounts may be rolled over from one Roth IRA annuity to another Roth IRA annuity. Furthermore, an individual may make a rollover contribution from a non-Roth IRA annuity to a Roth IRA annuity. The individual must pay tax on any portion of the IRA annuity being rolled over that would be included in income if the distributions were not rolled over. There are no similar limitations on rollovers from one Roth IRA annuity to another Roth IRA annuity.

(d) Pension and Profit‑Sharing Plans

The Internal Revenue Code permits employers, including self-employed individuals, to establish various types of qualified retirement plans for employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be included in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, transferability of benefits, withdrawals and surrenders. Purchasers of Contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(e) Eligible Deferred Compensation Plans -- Section 457

Under Code provisions, employees and independent contractors performing services for state and local governments and other tax-exempt organizations may participate in eligible deferred compensation plans under Section 457 of the Code. The amounts deferred under a Plan which meets the requirements of Section 457 of the Code are not taxable as income to the participant until paid or otherwise made available to the participant or beneficiary. As a general rule, the maximum amount which can be deferred in any one year is the lesser of 100% of the participant's includible compensation, or the $18,000 elective deferral limitation in 2016 . The limit is indexed for inflation in $500 increments annually. In addition, the Act allows individuals in eligible deferred compensation plans of state or local governments age 50 and older to make additional catch-up contributions. The otherwise maximum contribution limit for an individual who had celebrated his or her 50th birthday before the end of the tax year is increased by $6,000.
The same contribution and catch-up contributions are also available for participants in qualified pension and profit-sharing plans and tax-sheltered annuities under Section 403(b) of the Code.
In limited circumstances, the plan may provide for additional catch-up contributions in each of the last three years before normal retirement age. Furthermore, the Code provides additional requirements and restrictions regarding eligibility and distributions.
All of the assets and income of an eligible deferred compensation plan established by a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, custodial accounts and certain annuity Contracts are treated as trusts. The requirement of a trust does not apply to amounts under a Plan of a tax-exempt (non-governmental) employer. In addition, the requirement of a trust does not apply to amounts under a Plan of a governmental employer if the Plan is not an eligible plan within the meaning of Section 457(b) of the Code. In the absence of such a trust, amounts under the plan will be subject to the claims of the employer's general creditors.
In general, distributions from a Plan are prohibited under Section 457 of the Code unless made after the participant:

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•	attains age 70 1/2,
•	severs employment,
•	dies, or
•	suffers an unforeseeable financial emergency as defined in the regulations.

Under present federal tax law, amounts accumulated in a Plan of a tax-exempt (non-governmental) employer under Section 457 of the Code cannot be transferred or rolled over on a tax-deferred basis except for certain transfers to other Plans under Section 457. Amounts accumulated in a Plan of a state or local government employer may be transferred or rolled over to another eligible deferred compensation plan of a state or local government, an IRA, a qualified pension or profit-sharing plan or a tax-sheltered annuity under Section 403(b) of the Code.

Annuity Provisions

Variable Annuity Payment

The initial annuity payment is determined by taking the Contract value allocated to that Investment Division, less any premium tax and any applicable Contract charges, and then applying it to the income option table specified in the Contract.  The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified Plans and other employer-sponsored retirement plans, such classification is not permitted) and age of the annuitant and designated second person, if any.

The dollars applied are divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly payment.  That amount is divided by the value of an annuity unit as of the Income Date to establish the number of annuity units representing each variable payment.  The number of annuity units determined for the first variable payment remains constant for the second and subsequent monthly variable payments, assuming that no reallocation of Contract values is made.

The amount of the second and each subsequent monthly variable payment is determined by multiplying the number of annuity units by the annuity unit value as of the business day next preceding the date on which each payment is due.

The mortality and expense experience will not adversely affect the dollar amount of the variable annuity payments once payments have commenced.

Annuity Unit Value

The initial value of an annuity unit of each Investment Division was set when the Investment Divisions were established.  The value may increase or decrease from one business day to the next.  The income option tables contained in the Contract are based on an assumed investment rate of 3%.

The value of a fixed number of annuity units will reflect the investment performance of the Investment Divisions elected, and the amount of each payment will vary accordingly.

For each Investment Division, the value of an annuity unit for any business day is determined by multiplying the annuity unit value for the immediately preceding business day by the percentage change in the value of an accumulation unit from the immediately preceding business day to the business day of valuation, calculated by use of the Net Investment Factor, described below. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3%.

Net Investment Factor

The net investment factor is an index applied to measure the net investment performance of an investment division from one valuation date to the next. The net investment factor for any Investment Division for any valuation period

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during the accumulation and annuity phases is determined by dividing (a) by (b) and then subtracting (c) from the result where:

(a)	is the net result of:
	(1)	the net asset value of a Fund's share held in the Investment Division determined as of the valuation date at the end of the valuation period, plus
	(2)	the per share amount of any dividend or other distribution declared by the Fund if the "ex-dividend" date occurs during the valuation period, plus or minus
(3)
a per share credit or charge with respect to any taxes paid or reserved for by Jackson during the valuation period which are determined by Jackson to be attributable to the operation of the Investment Division (no federal income taxes are applicable under present law);

(b)	is the net asset value of the Fund share held in the Investment Division determined as of the valuation date at the end of the preceding valuation period; and
(c)
is the asset charge factor determined by Jackson for the valuation period to reflect the asset-based charges (the mortality and expense risk charge), administration charge, and any applicable charges for optional benefits.

Also see "Income Payments (The Income Phase)" in the Prospectus.

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APPENDIX A

Jackson National Separate Account III

Financial Statements

December 31, 2015

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2015

	JNL/DoubleLine Total Return Fund	JNL/PIMCO Credit Income Fund	JNL Alt 65 Fund - A	JNL Disciplined Growth Fund - A	JNL Disciplined Moderate Fund - A	JNL Disciplined Moderate Growth Fund - A	JNL Institutional Alt 20 Fund - A	JNL Institutional Alt 35 Fund - A	JNL Institutional Alt 50 Fund - A	JNL Multi-Manager Small Cap Growth Fund - A
Assets
Investments, at fair value (a)	$—	$—	$27,882	$—	$8,229	$123,564	$8,294	$198,403	$32,417	$136,184
Receivables:
Investments in Fund shares sold	—	—	1	—	—	5	—	8	7	6
Investment Division units sold	—	—	—	—	—	—	—	—	—	—
Total assets	—	—	27,883	—	8,229	123,569	8,294	198,411	32,424	136,190

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	—	—	6	—
Insurance fees due to Jackson	—	—	1	—	—	5	—	8	1	6
Total liabilities	—	—	1	—	—	5	—	8	7	6
Net assets (Note 6)	$—	$—	$27,882	$—	$8,229	$123,564	$8,294	$198,403	$32,417	$136,184

(a) Investments in Funds, shares outstanding	—	—	1,965	—	737	11,624	589	13,778	2,179	6,118
Investments in Funds, at cost	$—	$—	$31,373	$—	$8,506	$114,638	$7,898	$196,988	$34,556	$139,293

See notes to financial statements.

1

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2015

	JNL Multi-Manager Small Cap Value Fund - A	JNL/American Funds Balanced Allocation Fund - A	JNL/American Funds Blue Chip Income and Growth Fund - A	JNL/American Funds Global Bond Fund - A	JNL/American Funds Global Small Capitalization Fund - A	JNL/American Funds Growth-Income Fund - A	JNL/American Funds Growth Allocation Fund - A	JNL/American Funds International Fund - A	JNL/American Funds New World Fund - A	JNL/AQR Managed Futures Strategy Fund - A
Assets
Investments, at fair value (a)	$181,026	$227,116	$127,084	$11,273	$86,298	$201,402	$38,288	$270,226	$199,217	$8,168
Receivables:
Investments in Fund shares sold	7	9	5	—	4	8	2	11	8	—
Investment Division units sold	—	—	—	—	—	—	—	—	—	—
Total assets	181,033	227,125	127,089	11,273	86,302	201,410	38,290	270,237	199,225	8,168

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	—	—	—	—
Insurance fees due to Jackson	7	9	5	—	4	8	2	11	8	—
Total liabilities	7	9	5	—	4	8	2	11	8	—
Net assets (Note 6)	$181,026	$227,116	$127,084	$11,273	$86,298	$201,402	$38,288	$270,226	$199,217	$8,168

(a) Investments in Funds, shares outstanding	14,077	18,942	7,928	1,139	6,603	12,266	3,039	23,255	20,412	844
Investments in Funds, at cost	$166,333	$239,353	$123,163	$12,295	$78,947	$199,408	$37,895	$266,064	$224,747	$9,357

See notes to financial statements.

2

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2015

	JNL/BlackRock Global Allocation Fund - A	JNL/BlackRock Large Cap Select Growth Fund - A	JNL/BlackRock Natural Resources Fund - A	JNL/Brookfield Global Infrastructure and MLP Fund - A	JNL/Capital Guardian Global Balanced Fund - A	JNL/Capital Guardian Global Diversified Research Fund - A	JNL/Causeway International Value Select Fund - A	JNL/DFA U.S. Core Equity Fund - A	JNL/Eastspring Investments Asia ex-Japan Fund - A	JNL/Eastspring Investments China-India Fund - A
Assets
Investments, at fair value (a)	$302,259	$1,884,902	$109,127	$136,037	$658,197	$1,117,470	$354,793	$505,911	$22,327	$44,842
Receivables:
Investments in Fund shares sold	12	77	4	6	27	46	15	21	1	2
Investment Division units sold	—	—	—	—	—	—	—	—	—	—
Total assets	302,271	1,884,979	109,131	136,043	658,224	1,117,516	354,808	505,932	22,328	44,844

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	—	—	—	—
Insurance fees due to Jackson	12	77	4	6	27	46	15	21	1	2
Total liabilities	12	77	4	6	27	46	15	21	1	2
Net assets (Note 6)	$302,259	$1,884,902	$109,127	$136,037	$658,197	$1,117,470	$354,793	$505,911	$22,327	$44,842

(a) Investments in Funds, shares outstanding	27,060	66,817	15,031	11,568	63,533	34,921	51,946	47,459	3,567	6,052
Investments in Funds, at cost	$300,844	$1,620,983	$150,934	$165,585	$647,645	$750,875	$428,559	$462,194	$29,037	$46,762

See notes to financial statements.

3

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2015

	JNL/Franklin Templeton Founding Strategy Fund - A	JNL/Franklin Templeton Global Growth Fund - A	JNL/Franklin Templeton Global Multisector Bond Fund - A	JNL/Franklin Templeton Income Fund - A	JNL/Franklin Templeton International Small Cap Growth Fund - A	JNL/Franklin Templeton Mutual Shares Fund - A	JNL/Goldman Sachs Core Plus Bond Fund - A	JNL/Goldman Sachs Emerging Markets Debt Fund - A	JNL/Goldman Sachs Mid Cap Value Fund - A	JNL/Goldman Sachs U.S. Equity Flex Fund - A
Assets
Investments, at fair value (a)	$409,736	$287,819	$153,794	$614,140	$106,689	$441,799	$732,642	$48,954	$168,177	$43,202
Receivables:
Investments in Fund shares sold	20	12	6	25	4	177	30	2	7	2
Investment Division units sold	—	—	—	—	—	—	—	—	—	—
Total assets	409,756	287,831	153,800	614,165	106,693	441,976	732,672	48,956	168,184	43,204

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—	—	—	—
Investment Division units redeemed	3	—	—	—	—	159	—	—	—	—
Insurance fees due to Jackson	17	12	6	25	4	18	30	2	7	2
Total liabilities	20	12	6	25	4	177	30	2	7	2
Net assets (Note 6)	$409,736	$287,819	$153,794	$614,140	$106,689	$441,799	$732,642	$48,954	$168,177	$43,202

(a) Investments in Funds, shares outstanding	37,181	28,840	15,318	59,109	11,534	41,174	63,104	5,338	17,573	3,985
Investments in Funds, at cost	$354,638	$274,462	$179,218	$624,155	$115,384	$398,838	$746,439	$66,427	$198,794	$43,507

See notes to financial statements.

4

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2015

	JNL/Invesco Global Real Estate Fund - A	JNL/Invesco International Growth Fund - A	JNL/Invesco Large Cap Growth Fund - A	JNL/Invesco Mid Cap Value Fund - A	JNL/Invesco Small Cap Growth Fund - A	JNL/Ivy Asset Strategy Fund - A	JNL/JPMorgan MidCap Growth Fund - A	JNL/JPMorgan U.S. Government & Quality Bond Fund - A	JNL/Lazard Emerging Markets Fund - A	JNL/MC 10 x 10 Fund - A
Assets
Investments, at fair value (a)	$278,590	$454,975	$403,627	$776,390	$345,514	$390,975	$503,762	$148,416	$56,238	$36,617
Receivables:
Investments in Fund shares sold	11	19	17	32	14	22	21	6	2	2
Investment Division units sold	—	—	—	—	—	—	—	—	—	—
Total assets	278,601	454,994	403,644	776,422	345,528	390,997	503,783	148,422	56,240	36,619

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	6	—	—	—	—
Insurance fees due to Jackson	11	19	17	32	14	16	21	6	2	2
Total liabilities	11	19	17	32	14	22	21	6	2	2
Net assets (Note 6)	$278,590	$454,975	$403,627	$776,390	$345,514	$390,975	$503,762	$148,416	$56,238	$36,617

(a) Investments in Funds, shares outstanding	28,486	37,141	28,955	54,179	18,320	33,734	17,117	11,278	7,285	3,448
Investments in Funds, at cost	$286,021	$420,892	$401,426	$724,912	$282,947	$398,582	$468,446	$150,520	$73,740	$27,471

See notes to financial statements.

5

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2015

	JNL/MC Bond Index Fund - A	JNL/MC Dow Jones U.S. Contrarian Opportunities Index Fund - A	JNL/MC Emerging Markets Index Fund - A	JNL/MC European 30 Fund - A	JNL/MC Global Alpha Fund - A	JNL/MC Index 5 Fund - A	JNL/MC International Index Fund - A	JNL/MC Pacific Rim 30 Fund - A	JNL/MC S&P 400 MidCap Index Fund - A	JNL/MC S&P 500 Index Fund - A
Assets
Investments, at fair value (a)	$344,512	$—	$18,957	$44,581	$—	$96,135	$369,147	$53,085	$271,715	$1,942,915
Receivables:
Investments in Fund shares sold	242	—	1	2	—	4	74	2	65	262
Investment Division units sold	—	—	—	—	—	—	46	—	27	—
Total assets	344,754	—	18,958	44,583	—	96,139	369,267	53,087	271,807	1,943,177

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	46	—	27	—
Investment Division units redeemed	228	—	—	—	—	—	59	—	54	182
Insurance fees due to Jackson	14	—	1	2	—	4	15	2	11	80
Total liabilities	242	—	1	2	—	4	120	2	92	262
Net assets (Note 6)	$344,512	$—	$18,957	$44,581	$—	$96,135	$369,147	$53,085	$271,715	$1,942,915

(a) Investments in Funds, shares outstanding	29,958	—	2,352	3,762	—	8,485	28,953	3,906	15,974	115,719
Investments in Funds, at cost	$348,091	$—	$22,970	$49,682	$—	$79,719	$395,489	$58,015	$264,664	$1,664,144

See notes to financial statements.

6

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2015

	JNL/MC Small Cap Index Fund - A	JNL/Morgan Stanley Mid Cap Growth Fund - A	JNL/Neuberger Berman Strategic Income Fund - A	JNL/Oppenheimer Global Growth Fund - A	JNL/PIMCO Real Return Fund - A	JNL/PIMCO Total Return Bond Fund - A	JNL/PPM America Floating Rate Income Fund - A	JNL/PPM America High Yield Bond Fund - A	JNL/PPM America Mid Cap Value Fund - A	JNL/PPM America Small Cap Value Fund - A
Assets
Investments, at fair value (a)	$775,140	$3,356	$238,759	$500,649	$404,372	$2,625,110	$134,778	$908,120	$11,933	$392,216
Receivables:
Investments in Fund shares sold	79	—	10	21	17	108	6	37	—	16
Investment Division units sold	29	—	—	—	—	—	—	—	—	—
Total assets	775,248	3,356	238,769	500,670	404,389	2,625,218	134,784	908,157	11,933	392,232

Liabilities
Payables:
Investments in Fund shares purchased	29	—	—	—	—	—	—	—	—	—
Investment Division units redeemed	47	—	—	—	—	—	—	—	—	—
Insurance fees due to Jackson	32	—	10	21	17	108	6	37	—	16
Total liabilities	108	—	10	21	17	108	6	37	—	16
Net assets (Note 6)	$775,140	$3,356	$238,759	$500,649	$404,372	$2,625,110	$134,778	$908,120	$11,933	$392,216

(a) Investments in Funds, shares outstanding	52,731	283	22,870	35,183	41,517	218,032	13,331	157,660	962	38,757
Investments in Funds, at cost	$596,479	$2,685	$250,336	$426,357	$493,357	$2,691,381	$144,036	$1,090,204	$12,220	$405,342

See notes to financial statements.

7

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2015

	JNL/PPM America Value Equity Fund - A	JNL/Red Rocks Listed Private Equity Fund - A	JNL/S&P 4 Fund - A	JNL/S&P Competitive Advantage Fund - A	JNL/S&P Dividend Income & Growth Fund - A	JNL/S&P Intrinsic Value Fund - A	JNL/S&P Managed Aggressive Growth Fund - A	JNL/S&P Managed Conservative Fund - A	JNL/S&P Managed Growth Fund - A	JNL/S&P Managed Moderate Fund - A
Assets
Investments, at fair value (a)	$815,265	$177,040	$727,057	$113,274	$278,326	$275,282	$2,824,047	$758,015	$5,291,619	$654,586
Receivables:
Investments in Fund shares sold	34	7	39	5	11	11	116	31	217	57
Investment Division units sold	—	—	—	—	—	—	—	—	—	—
Total assets	815,299	177,047	727,096	113,279	278,337	275,293	2,824,163	758,046	5,291,836	654,643

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	9	—	—	—	—	—	—	30
Insurance fees due to Jackson	34	7	30	5	11	11	116	31	217	27
Total liabilities	34	7	39	5	11	11	116	31	217	57
Net assets (Note 6)	$815,265	$177,040	$727,057	$113,274	$278,326	$275,282	$2,824,047	$758,015	$5,291,619	$654,586

(a) Investments in Funds, shares outstanding	46,243	18,365	45,328	7,379	19,753	22,308	166,120	63,379	359,729	49,778
Investments in Funds, at cost	$659,493	$196,908	$745,295	$109,663	$268,914	$319,060	$2,075,301	$718,522	$4,223,990	$580,968
See notes to financial statements.

8

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2015

	JNL/S&P Managed Moderate Growth Fund - A	JNL/S&P Mid 3 Fund - A	JNL/S&P Total Yield Fund - A	JNL/T. Rowe Price Established Growth Fund - A	JNL/T. Rowe Price Mid-Cap Growth Fund - A	JNL/T. Rowe Price Short-Term Bond Fund - A	JNL/T. Rowe Price Value Fund - A	JNL/WMC Balanced Fund - A	JNL/WMC Money Market Fund - A	JNL/WMC Value Fund - A
Assets
Investments, at fair value (a)	$3,894,961	$—	$100,561	$1,464,805	$2,926,519	$626,793	$790,413	$2,961,393	$1,330,681	$134,183
Receivables:
Investments in Fund shares sold	160	—	4	142	120	609	32	122	55	6
Investment Division units sold	—	—	—	—	—	—	—	—	—	—
Total assets	3,895,121	—	100,565	1,464,947	2,926,639	627,402	790,445	2,961,515	1,330,736	134,189

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	82	—	583	—	—	—	—
Insurance fees due to Jackson	160	—	4	60	120	26	32	122	55	6
Total liabilities	160	—	4	142	120	609	32	122	55	6
Net assets (Note 6)	$3,894,961	$—	$100,561	$1,464,805	$2,926,519	$626,793	$790,413	$2,961,393	$1,330,681	$134,183

(a) Investments in Funds, shares outstanding	271,995	—	8,359	42,606	77,278	63,893	51,093	142,170	1,330,681	6,526
Investments in Funds, at cost	$3,159,217	$—	$114,754	$1,026,242	$2,349,399	$632,054	$724,560	$2,649,076	$1,330,681	$117,305

See notes to financial statements.

9

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2015

	JNL/MC 25 Fund - A	JNL/MC Communications Sector Fund - A	JNL/MC Consumer Brands Sector Fund - A	JNL/MC Financial Sector Fund - A	JNL/MC Healthcare Sector Fund - A	JNL/MC JNL 5 Fund - A	JNL/MC JNL Optimized 5 Fund - A	JNL/MC Nasdaq 25 Fund - A	JNL/MC Oil & Gas Sector Fund - A	JNL/MC S&P 24 Fund - A
Assets
Investments, at fair value (a)	$—	$4,190	$247,919	$70,112	$433,006	$2,936,468	$—	$49,951	$544,359	$7,990
Receivables:
Investments in Fund shares sold	—	—	10	33	130	25,385	—	2	51	—
Investment Division units sold	—	—	—	—	—	—	—	—	201	—
Total assets	—	4,190	247,929	70,145	433,136	2,961,853	—	49,953	544,611	7,990

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—	—	201	—
Investment Division units redeemed	—	—	—	30	112	25,263	—	—	29	—
Insurance fees due to Jackson	—	—	10	3	18	122	—	2	22	—
Total liabilities	—	—	10	33	130	25,385	—	2	252	—
Net assets (Note 6)	$—	$4,190	$247,919	$70,112	$433,006	$2,936,468	$—	$49,951	$544,359	$7,990

(a) Investments in Funds, shares outstanding	—	940	13,873	6,722	16,908	235,672	—	2,639	24,710	988
Investments in Funds, at cost	$—	$2,918	$249,970	$71,973	$371,125	$2,616,907	$—	$50,133	$711,458	$11,479

See notes to financial statements.

10

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2015

	JNL/MC S&P SMid 60 Fund - A	JNL/MC Technology Sector Fund - A	JNL/MC Value Line 30 Fund - A	JNL/PPM America Total Return Fund - A
Assets
Investments, at fair value (a)	$202,064	$205,083	$—	$—
Receivables:
Investments in Fund shares sold	8	68	—	—
Investment Division units sold	—	—	—	—
Total assets	202,072	205,151	—	—

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—
Investment Division units redeemed	—	60	—	—
Insurance fees due to Jackson	8	8	—	—
Total liabilities	8	68	—	—
Net assets (Note 6)	$202,064	$205,083	$—	$—

(a) Investments in Funds, shares outstanding	27,832	19,663	—	—
Investments in Funds, at cost	$266,710	$185,695	$—	$—

See notes to financial statements.

11

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2015

	JNL/DoubleLine Total Return Fund (a)	JNL/PIMCO Credit Income Fund (a)	JNL Alt 65 Fund - A	JNL Disciplined Growth Fund - A	JNL Disciplined Moderate Fund - A	JNL Disciplined Moderate Growth Fund - A	JNL Institutional Alt 20 Fund - A	JNL Institutional Alt 35 Fund - A	JNL Institutional Alt 50 Fund - A	JNL Multi-Manager Small Cap Growth Fund - A
Investment income
Dividends	$—	$—	$532	$—	$201	$3,075	$204	$4,940	$786	$—

Expenses
Asset-based charges (Note 3)	—	—	430	—	50	1,928	134	3,121	513	2,666
Total expenses	—	—	430	—	50	1,928	134	3,121	513	2,666
Net investment income (loss)	—	—	102	—	151	1,147	70	1,819	273	(2,666)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	1,730	—	192	4,121	733	16,214	2,079	19,840
Investments	—	—	(32)	—	203	357	147	849	55	11,861
Net change in unrealized appreciation
(depreciation) on investments	—	—	(2,731)	—	(277)	(10,050)	(1,267)	(26,638)	(3,604)	(38,072)
Net realized and unrealized gain (loss)	—	—	(1,033)	—	118	(5,572)	(387)	(9,575)	(1,470)	(6,371)

Net increase (decrease) in net assets
from operations	$—	$—	$(931)	$—	$269	$(4,425)	$(317)	$(7,756)	$(1,197)	$(9,037)

(a) The Fund was made available to the separate account effective September 28, 2015.

See notes to financial statements.

12

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2015

	JNL Multi-Manager Small Cap Value Fund - A	JNL/American Funds Balanced Allocation Fund - A	JNL/American Funds Blue Chip Income and Growth Fund - A	JNL/American Funds Global Bond Fund - A	JNL/American Funds Global Small Capitalization Fund - A	JNL/American Funds Growth-Income Fund - A	JNL/American Funds Growth Allocation Fund - A	JNL/American Funds International Fund - A	JNL/American Funds New World Fund - A	JNL/AQR Managed Futures Strategy Fund - A (a)
Investment income
Dividends	$1,133	$2,429	$3,135	$154	$—	$1,232	$368	$2,186	$1,163	$642

Expenses
Asset-based charges (Note 3)	5,605	1,700	1,970	240	1,422	2,569	566	4,339	2,198	86
Total expenses	5,605	1,700	1,970	240	1,422	2,569	566	4,339	2,198	86
Net investment income (loss)	(4,472)	729	1,165	(86)	(1,422)	(1,337)	(198)	(2,153)	(1,035)	556

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	20,432	3,555	291	105	1,539	5,838	822	457	12,013	—
Investments	44,431	(15)	5,763	(272)	10,553	2,620	71	2,228	(649)	(6)
Net change in unrealized appreciation
(depreciation) on investments	(97,914)	(14,478)	(13,632)	(464)	(9,772)	(10,658)	(976)	(26,100)	(15,704)	(1,189)
Net realized and unrealized gain (loss)	(33,051)	(10,938)	(7,578)	(631)	2,320	(2,200)	(83)	(23,415)	(4,340)	(1,195)

Net increase (decrease) in net assets
from operations	$(37,523)	$(10,209)	$(6,413)	$(717)	$898	$(3,537)	$(281)	$(25,568)	$(5,375)	$(639)

(a) The Fund was made available to the separate account effective April 27, 2015.

See notes to financial statements.

13

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2015

	JNL/BlackRock Global Allocation Fund - A	JNL/BlackRock Large Cap Select Growth Fund - A	JNL/BlackRock Natural Resources Fund - A	JNL/Brookfield Global Infrastructure and MLP Fund - A	JNL/Capital Guardian Global Balanced Fund - A	JNL/Capital Guardian Global Diversified Research Fund - A	JNL/Causeway International Value Select Fund - A	JNL/DFA U.S. Core Equity Fund - A	JNL/Eastspring Investments Asia ex-Japan Fund - A	JNL/Eastspring Investments China-India Fund - A
Investment income
Dividends	$6,245	$—	$631	$3,201	$5,127	$9,840	$12,723	$4,418	$532	$523

Expenses
Asset-based charges (Note 3)	4,571	30,239	2,105	2,729	10,412	19,177	6,157	9,557	309	899
Total expenses	4,571	30,239	2,105	2,729	10,412	19,177	6,157	9,557	309	899
Net investment income (loss)	1,674	(30,239)	(1,474)	472	(5,285)	(9,337)	6,566	(5,139)	223	(376)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	16,611	108,520	—	6,388	38,918	—	—	18,297	620	40
Investments	654	55,125	(8,844)	(4,612)	6,144	130,401	(9,384)	57,175	(88)	514
Net change in unrealized appreciation
(depreciation) on investments	(27,636)	(37,002)	(28,059)	(42,427)	(59,013)	(94,022)	(15,102)	(86,920)	(7,004)	(5,164)
Net realized and unrealized gain (loss)	(10,371)	126,643	(36,903)	(40,651)	(13,951)	36,379	(24,486)	(11,448)	(6,472)	(4,610)

Net increase (decrease) in net assets
from operations	$(8,697)	$96,404	$(38,377)	$(40,179)	$(19,236)	$27,042	$(17,920)	$(16,587)	$(6,249)	$(4,986)

See notes to financial statements.

14

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2015

	JNL/Franklin Templeton Founding Strategy Fund - A	JNL/Franklin Templeton Global Growth Fund - A	JNL/Franklin Templeton Global Multisector Bond Fund - A	JNL/Franklin Templeton Income Fund - A	JNL/Franklin Templeton International Small Cap Growth Fund - A	JNL/Franklin Templeton Mutual Shares Fund - A	JNL/Goldman Sachs Core Plus Bond Fund - A	JNL/Goldman Sachs Emerging Markets Debt Fund - A	JNL/Goldman Sachs Mid Cap Value Fund - A	JNL/Goldman Sachs U.S. Equity Flex Fund - A
Investment income
Dividends	$7,115	$4,277	$13,391	$29,378	$925	$17,202	$16,335	$—	$1,033	$—

Expenses
Asset-based charges (Note 3)	7,097	3,349	2,676	11,547	1,374	7,596	12,827	804	3,152	798
Total expenses	7,097	3,349	2,676	11,547	1,374	7,596	12,827	804	3,152	798
Net investment income (loss)	18	928	10,715	17,831	(449)	9,606	3,508	(804)	(2,119)	(798)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	702	4,718	441	—	6,360	22,306	—	—	15,275	3,782
Investments	9,138	30,814	(3,973)	17,867	307	18,036	(557)	(500)	(204)	2,249
Net change in unrealized appreciation
(depreciation) on investments	(45,752)	(51,956)	(16,680)	(100,737)	(5,656)	(80,623)	(11,591)	(6,477)	(33,784)	(6,144)
Net realized and unrealized gain (loss)	(35,912)	(16,424)	(20,212)	(82,870)	1,011	(40,281)	(12,148)	(6,977)	(18,713)	(113)

Net increase (decrease) in net assets
from operations	$(35,894)	$(15,496)	$(9,497)	$(65,039)	$562	$(30,675)	$(8,640)	$(7,781)	$(20,832)	$(911)

See notes to financial statements.

15

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2015

	JNL/Invesco Global Real Estate Fund - A	JNL/Invesco International Growth Fund - A	JNL/Invesco Large Cap Growth Fund - A	JNL/Invesco Mid Cap Value Fund - A	JNL/Invesco Small Cap Growth Fund - A	JNL/Ivy Asset Strategy Fund - A	JNL/JPMorgan MidCap Growth Fund - A	JNL/JPMorgan U.S. Government & Quality Bond Fund - A	JNL/Lazard Emerging Markets Fund - A	JNL/MC 10 x 10 Fund - A
Investment income
Dividends	$8,073	$8,448	$—	$2,857	$—	$2,900	$—	$3,218	$2,056	$766

Expenses
Asset-based charges (Note 3)	5,077	7,372	6,163	14,176	5,791	6,728	7,803	2,359	1,014	838
Total expenses	5,077	7,372	6,163	14,176	5,791	6,728	7,803	2,359	1,014	838
Net investment income (loss)	2,996	1,076	(6,163)	(11,319)	(5,791)	(3,828)	(7,803)	859	1,042	(72)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	17,026	—	43,699	23,397	21,128	21,549	53,725	—	666	937
Investments	11,328	9,840	8,972	38,566	14,663	11,320	27,167	1,106	(860)	11,679
Net change in unrealized appreciation
(depreciation) on investments	(38,902)	(27,366)	(32,378)	(142,318)	(41,899)	(76,154)	(68,310)	(3,418)	(14,828)	(13,736)
Net realized and unrealized gain (loss)	(10,548)	(17,526)	20,293	(80,355)	(6,108)	(43,285)	12,582	(2,312)	(15,022)	(1,120)

Net increase (decrease) in net assets
from operations	$(7,552)	$(16,450)	$14,130	$(91,674)	$(11,899)	$(47,113)	$4,779	$(1,453)	$(13,980)	$(1,192)

See notes to financial statements.

16

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2015

	JNL/MC Bond Index Fund - A	JNL/MC Dow Jones U.S. Contrarian Opportunities Index Fund - A (b)	JNL/MC Emerging Markets Index Fund - A	JNL/MC European 30 Fund - A	JNL/MC Global Alpha Fund - A (a)	JNL/MC Index 5 Fund - A	JNL/MC International Index Fund - A	JNL/MC Pacific Rim 30 Fund - A	JNL/MC S&P 400 MidCap Index Fund - A	JNL/MC S&P 500 Index Fund - A
Investment income
Dividends	$6,807	$—	$335	$756	$—	$1,775	$8,358	$1,072	$2,452	$27,122

Expenses
Asset-based charges (Note 3)	5,378	—	555	741	40	1,525	5,756	831	4,643	26,964
Total expenses	5,378	—	555	741	40	1,525	5,756	831	4,643	26,964
Net investment income (loss)	1,429	—	(220)	15	(40)	250	2,602	241	(2,191)	158

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	1,012	—	—	998	—	3,542	—	1,760	19,278	25,596
Investments	423	—	(410)	(330)	(307)	1,608	85	(186)	13,103	193,655
Net change in unrealized appreciation
(depreciation) on investments	(8,585)	—	(3,012)	(2,468)	1,027	(8,136)	(15,550)	(1,106)	(44,428)	(230,722)
Net realized and unrealized gain (loss)	(7,150)	—	(3,422)	(1,800)	720	(2,986)	(15,465)	468	(12,047)	(11,471)

Net increase (decrease) in net assets
from operations	$(5,721)	$—	$(3,642)	$(1,785)	$680	$(2,736)	$(12,863)	$709	$(14,238)	$(11,313)

(a) The period is from January 1, 2015 through April 27, 2015, the date the Fund was acquired. The respective acquisitions can be found on page 47 of the Notes to Financial Statements.
(b) The period is from January 1, 2015 through September 28, 2015, the date the Fund was acquired. The respective acquisitions can be found on page 47 of the Notes to Financial Statements.

See notes to financial statements.

17

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2015

	JNL/MC Small Cap Index Fund - A	JNL/Morgan Stanley Mid Cap Growth Fund - A	JNL/Neuberger Berman Strategic Income Fund - A	JNL/Oppenheimer Global Growth Fund - A	JNL/PIMCO Real Return Fund - A	JNL/PIMCO Total Return Bond Fund - A	JNL/PPM America Floating Rate Income Fund - A	JNL/PPM America High Yield Bond Fund - A	JNL/PPM America Mid Cap Value Fund - A	JNL/PPM America Small Cap Value Fund - A
Investment income
Dividends	$4,928	$—	$3,376	$4,253	$15,972	$79,062	$5,269	$60,707	$90	$736

Expenses
Asset-based charges (Note 3)	13,075	53	3,763	8,250	7,275	43,966	2,382	16,679	168	2,297
Total expenses	13,075	53	3,763	8,250	7,275	43,966	2,382	16,679	168	2,297
Net investment income (loss)	(8,147)	(53)	(387)	(3,997)	8,697	35,096	2,887	44,028	(78)	(1,561)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	86,728	142	3,689	12,832	—	50,074	—	2,062	1,572	8,913
Investments	57,121	16	(269)	19,915	(21,600)	21,023	(1,161)	(39,995)	211	312
Net change in unrealized appreciation
(depreciation) on investments	(183,947)	(311)	(10,377)	(14,592)	(8,168)	(135,096)	(4,522)	(79,713)	(2,794)	(17,329)
Net realized and unrealized gain (loss)	(40,098)	(153)	(6,957)	18,155	(29,768)	(63,999)	(5,683)	(117,646)	(1,011)	(8,104)

Net increase (decrease) in net assets
from operations	$(48,245)	$(206)	$(7,344)	$14,158	$(21,071)	$(28,903)	$(2,796)	$(73,618)	$(1,089)	$(9,665)

See notes to financial statements.

18

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2015

	JNL/PPM America Value Equity Fund - A	JNL/Red Rocks Listed Private Equity Fund - A	JNL/S&P 4 Fund - A	JNL/S&P Competitive Advantage Fund - A	JNL/S&P Dividend Income & Growth Fund - A	JNL/S&P Intrinsic Value Fund - A	JNL/S&P Managed Aggressive Growth Fund - A	JNL/S&P Managed Conservative Fund - A	JNL/S&P Managed Growth Fund - A	JNL/S&P Managed Moderate Fund - A
Investment income
Dividends	$—	$10,911	$32,574	$844	$6,942	$3,250	$—	$—	$—	$—

Expenses
Asset-based charges (Note 3)	14,196	2,849	9,104	1,710	4,010	4,902	47,120	14,553	83,761	12,496
Total expenses	14,196	2,849	9,104	1,710	4,010	4,902	47,120	14,553	83,761	12,496
Net investment income (loss)	(14,196)	8,062	23,470	(866)	2,932	(1,652)	(47,120)	(14,553)	(83,761)	(12,496)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	9,483	25,952	11,236	16,391	34,930	—	—	—	—
Investments	35,219	496	15,317	10,864	6,413	8,807	133,590	20,704	96,873	28,716
Net change in unrealized appreciation
(depreciation) on investments	(117,519)	(21,048)	(96,717)	(20,940)	(28,168)	(91,115)	(129,788)	(37,450)	(100,608)	(37,810)
Net realized and unrealized gain (loss)	(82,300)	(11,069)	(55,448)	1,160	(5,364)	(47,378)	3,802	(16,746)	(3,735)	(9,094)

Net increase (decrease) in net assets
from operations	$(96,496)	$(3,007)	$(31,978)	$294	$(2,432)	$(49,030)	$(43,318)	$(31,299)	$(87,496)	$(21,590)

See notes to financial statements.

19

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2015

	JNL/S&P Managed Moderate Growth Fund - A	JNL/S&P Mid 3 Fund - A	JNL/S&P Total Yield Fund - A	JNL/T. Rowe Price Established Growth Fund - A	JNL/T. Rowe Price Mid-Cap Growth Fund - A	JNL/T. Rowe Price Short-Term Bond Fund - A	JNL/T. Rowe Price Value Fund - A	JNL/WMC Balanced Fund - A	JNL/WMC Money Market Fund - A	JNL/WMC Value Fund - A
Investment income
Dividends	$—	$—	$1,469	$—	$—	$3,248	$6,913	$37,253	$10	$1,967

Expenses
Asset-based charges (Note 3)	65,412	—	1,755	21,823	46,214	5,430	12,982	46,442	18,034	2,136
Total expenses	65,412	—	1,755	21,823	46,214	5,430	12,982	46,442	18,034	2,136
Net investment income (loss)	(65,412)	—	(286)	(21,823)	(46,214)	(2,182)	(6,069)	(9,189)	(18,024)	(169)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	—	—	12,204	93,610	237,648	—	66,333	124,140	5	14,197
Investments	121,854	—	1,230	77,480	209,929	(673)	23,549	98,771	—	9,851
Net change in unrealized appreciation
(depreciation) on investments	(148,635)	—	(24,515)	(22,300)	(248,938)	(1,573)	(111,737)	(282,762)	—	(30,685)
Net realized and unrealized gain (loss)	(26,781)	—	(11,081)	148,790	198,639	(2,246)	(21,855)	(59,851)	5	(6,637)

Net increase (decrease) in net assets
from operations	$(92,193)	$—	$(11,367)	$126,967	$152,425	$(4,428)	$(27,924)	$(69,040)	$(18,019)	$(6,806)

See notes to financial statements.

20

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2015

	JNL/MC 25 Fund - A (b)	JNL/MC Communications Sector Fund - A	JNL/MC Consumer Brands Sector Fund - A	JNL/MC Financial Sector Fund - A	JNL/MC Healthcare Sector Fund - A	JNL/MC JNL 5 Fund - A	JNL/MC JNL Optimized 5 Fund - A (a)	JNL/MC Nasdaq 25 Fund - A	JNL/MC Oil & Gas Sector Fund - A	JNL/MC S&P 24 Fund - A
Investment income
Dividends	$5,919	$158	$986	$808	$1,711	$82,534	$—	$261	$9,724	$104

Expenses
Asset-based charges (Note 3)	2,365	72	2,980	1,076	6,311	47,136	770	1,072	10,130	213
Total expenses	2,365	72	2,980	1,076	6,311	47,136	770	1,072	10,130	213
Net investment income (loss)	3,554	86	(1,994)	(268)	(4,600)	35,398	(770)	(811)	(406)	(109)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	40,417	134	17,024	3,674	15,309	—	—	5,914	16,482	2,847
Investments	(11,095)	890	2,993	640	27,887	164,537	64,622	8,678	(6,709)	(82)
Net change in unrealized appreciation
(depreciation) on investments	(49,666)	(969)	(16,885)	(5,215)	(23,887)	(344,112)	(62,785)	(13,488)	(183,915)	(4,171)
Net realized and unrealized gain (loss)	(20,344)	55	3,132	(901)	19,309	(179,575)	1,837	1,104	(174,142)	(1,406)

Net increase (decrease) in net assets
from operations	$(16,790)	$141	$1,138	$(1,169)	$14,709	$(144,177)	$1,067	$293	$(174,548)	$(1,515)

(a) The period is from January 1, 2015 through April 27, 2015, the date the Fund was acquired. The respective acquisitions can be found on page 47 of the Notes to Financial Statements.
(b) The period is from January 1, 2015 through September 28, 2015, the date the Fund was acquired. The respective acquisitions can be found on page 47 of the Notes to Financial Statements.

See notes to financial statements.

21

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2015

	JNL/MC S&P SMid 60 Fund - A	JNL/MC Technology Sector Fund - A	JNL/MC Value Line 30 Fund - A (b)	JNL/PPM America Total Return Fund - A (a)
Investment income
Dividends	$5,378	$1,074	$—	$—

Expenses
Asset-based charges (Note 3)	3,178	2,931	388	—
Total expenses	3,178	2,931	388	—
Net investment income (loss)	2,200	(1,857)	(388)	—

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	77,518	12,989	—	—
Investments	3,420	8,756	9,339	—
Net change in unrealized appreciation
(depreciation) on investments	(97,309)	(14,666)	(6,140)	—
Net realized and unrealized gain (loss)	(16,371)	7,079	3,199	—

Net increase (decrease) in net assets
from operations	$(14,171)	$5,222	$2,811	$—

(a) The Fund was made available to the separate account effective April 27, 2015.
(b) The period is from January 1, 2015 through April 27, 2015, the date the Fund was acquired. The respective acquisitions can be found on page 47 of the Notes to Financial Statements.

See notes to financial statements.

22

Jackson National Separate Account III
Statements of Changes in Net Assets
For the Year Ended December 31, 2015

	JNL/DoubleLine Total Return Fund (a)	JNL/PIMCO Credit Income Fund (a)	JNL Alt 65 Fund - A	JNL Disciplined Growth Fund - A	JNL Disciplined Moderate Fund - A	JNL Disciplined Moderate Growth Fund - A	JNL Institutional Alt 20 Fund - A	JNL Institutional Alt 35 Fund - A	JNL Institutional Alt 50 Fund - A	JNL Multi-Manager Small Cap Growth Fund - A
Operations
Net investment income (loss)	$—	$—	$102	$—	$151	$1,147	$70	$1,819	$273	$(2,666)
Net realized gain (loss) on investments	—	—	1,698	—	395	4,478	880	17,063	2,134	31,701
Net change in unrealized appreciation
(depreciation) on investments	—	—	(2,731)	—	(277)	(10,050)	(1,267)	(26,638)	(3,604)	(38,072)
Net increase (decrease) in net assets
from operations	—	—	(931)	—	269	(4,425)	(317)	(7,756)	(1,197)	(9,037)

Contract transactions [1]
Purchase payments	—	—	—	—	—	—	—	—	—	—
Surrenders and terminations	—	—	(441)	—	—	(387)	(722)	(3,071)	(709)	(27,697)
Transfers between Investment Divisions	—	—	535	—	7,960	35	46	(1,147)	157	(33,279)
Contract owner charges (Note 3)	—	—	—	—	—	(18)	(6)	(45)	(71)	(92)
Net increase (decrease) in net assets from
contract transactions	—	—	94	—	7,960	(370)	(682)	(4,263)	(623)	(61,068)

Net increase (decrease) in net assets	—	—	(837)	—	8,229	(4,795)	(999)	(12,019)	(1,820)	(70,105)

Net assets beginning of period	—	—	28,719	—	—	128,359	9,293	210,422	34,237	206,289

Net assets end of period	$—	$—	$27,882	$—	$8,229	$123,564	$8,294	$198,403	$32,417	$136,184

[1] Contract Unit Transactions
Units Outstanding at December 31, 2014	—	—	1,657	—	—	10,238	559	12,341	2,015	9,020

Units Issued	—	—	1,688	—	1,183	10,233	561	23	2,037	9,198
Units Redeemed	—	—	(1,682)	—	(526)	(10,263)	(602)	(276)	(2,075)	(11,877)

Units Outstanding at December 31, 2015	—	—	1,663	—	657	10,208	518	12,088	1,977	6,341

(a) The Fund was made available to the separate account effective September 28, 2015.

See notes to financial statements.

23

Jackson National Separate Account III
Statements of Changes in Net Assets
For the Year Ended December 31, 2015

	JNL Multi-Manager Small Cap Value Fund - A	JNL/American Funds Balanced Allocation Fund - A	JNL/American Funds Blue Chip Income and Growth Fund - A	JNL/American Funds Global Bond Fund - A	JNL/American Funds Global Small Capitalization Fund - A	JNL/American Funds Growth-Income Fund - A	JNL/American Funds Growth Allocation Fund - A	JNL/American Funds International Fund - A	JNL/American Funds New World Fund - A	JNL/AQR Managed Futures Strategy Fund - A (a)
Operations
Net investment income (loss)	$(4,472)	$729	$1,165	$(86)	$(1,422)	$(1,337)	$(198)	$(2,153)	$(1,035)	$556
Net realized gain (loss) on investments	64,863	3,540	6,054	(167)	12,092	8,458	893	2,685	11,364	(6)
Net change in unrealized appreciation
(depreciation) on investments	(97,914)	(14,478)	(13,632)	(464)	(9,772)	(10,658)	(976)	(26,100)	(15,704)	(1,189)
Net increase (decrease) in net assets
from operations	(37,523)	(10,209)	(6,413)	(717)	898	(3,537)	(281)	(25,568)	(5,375)	(639)

Contract transactions [1]
Purchase payments	58,017	—	—	—	5,200	—	—	—	—	—
Surrenders and terminations	(4,157)	—	(3,251)	(12,170)	(4,565)	(17,679)	(256)	(11,400)	(11,363)	—
Transfers between Investment Divisions	(245,434)	218,015	2,363	(562)	(25,706)	146,050	2,477	112,002	60,254	8,807
Contract owner charges (Note 3)	(56)	—	(30)	(29)	—	(143)	—	(49)	(24)	—
Net increase (decrease) in net assets from
contract transactions	(191,630)	218,015	(918)	(12,761)	(25,071)	128,228	2,221	100,553	48,867	8,807

Net increase (decrease) in net assets	(229,153)	207,806	(7,331)	(13,478)	(24,173)	124,691	1,940	74,985	43,492	8,168

Net assets beginning of period	410,179	19,310	134,415	24,751	110,471	76,711	36,348	195,241	155,725	—

Net assets end of period	$181,026	$227,116	$127,084	$11,273	$86,298	$201,402	$38,288	$270,226	$199,217	$8,168

[1] Contract Unit Transactions
Units Outstanding at December 31, 2014	23,684	1,605	8,134	2,344	8,590	4,705	2,881	16,349	14,359	—

Units Issued	28,084	17,586	9,037	2,349	10,747	12,259	3,127	27,006	24,840	731
Units Redeemed	(40,051)	—	(9,097)	(3,561)	(12,522)	(4,550)	(2,939)	(19,216)	(19,862)	—

Units Outstanding at December 31, 2015	11,717	19,191	8,074	1,132	6,815	12,414	3,069	24,139	19,337	731

(a) The Fund was made available to the separate account effective April 27, 2015.

See notes to financial statements.

24

Jackson National Separate Account III
Statements of Changes in Net Assets
For the Year Ended December 31, 2015

	JNL/BlackRock Global Allocation Fund - A	JNL/BlackRock Large Cap Select Growth Fund - A	JNL/BlackRock Natural Resources Fund - A	JNL/Brookfield Global Infrastructure and MLP Fund - A	JNL/Capital Guardian Global Balanced Fund - A	JNL/Capital Guardian Global Diversified Research Fund - A	JNL/Causeway International Value Select Fund - A	JNL/DFA U.S. Core Equity Fund - A	JNL/Eastspring Investments Asia ex-Japan Fund - A	JNL/Eastspring Investments China-India Fund - A
Operations
Net investment income (loss)	$1,674	$(30,239)	$(1,474)	$472	$(5,285)	$(9,337)	$6,566	$(5,139)	$223	$(376)
Net realized gain (loss) on investments	17,265	163,645	(8,844)	1,776	45,062	130,401	(9,384)	75,472	532	554
Net change in unrealized appreciation
(depreciation) on investments	(27,636)	(37,002)	(28,059)	(42,427)	(59,013)	(94,022)	(15,102)	(86,920)	(7,004)	(5,164)
Net increase (decrease) in net assets
from operations	(8,697)	96,404	(38,377)	(40,179)	(19,236)	27,042	(17,920)	(16,587)	(6,249)	(4,986)

Contract transactions [1]
Purchase payments	—	7,992	2,836	19,339	—	29,315	2,000	—	—	2,836
Surrenders and terminations	(428)	(157,989)	(8,392)	(14,201)	(12,980)	(266,287)	(65,436)	(186,796)	(698)	(786)
Transfers between Investment Divisions	9,826	(70,965)	(1,502)	(29,670)	(12,997)	(8,533)	16,909	(49,824)	19,678	(3,351)
Contract owner charges (Note 3)	(8)	(1,948)	(88)	(252)	(165)	(1,376)	(202)	(306)	(18)	(61)
Net increase (decrease) in net assets from
contract transactions	9,390	(222,910)	(7,146)	(24,784)	(26,142)	(246,881)	(46,729)	(236,926)	18,962	(1,362)

Net increase (decrease) in net assets	693	(126,506)	(45,523)	(64,963)	(45,378)	(219,839)	(64,649)	(253,513)	12,713	(6,348)

Net assets beginning of period	301,566	2,011,408	154,650	201,000	703,575	1,337,309	419,442	759,424	9,614	51,190

Net assets end of period	$302,259	$1,884,902	$109,127	$136,037	$658,197	$1,117,470	$354,793	$505,911	$22,327	$44,842

[1] Contract Unit Transactions
Units Outstanding at December 31, 2014	25,297	94,591	16,646	12,918	47,645	90,480	33,606	46,017	976	4,993

Units Issued	24,883	5,391	20,928	16,354	48,673	8,699	2,369	7,134	2,879	2,604
Units Redeemed	(24,091)	(15,279)	(21,938)	(18,376)	(50,374)	(24,428)	(6,056)	(21,367)	(1,095)	(2,922)

Units Outstanding at December 31, 2015	26,089	84,703	15,636	10,896	45,944	74,751	29,919	31,784	2,760	4,675

See notes to financial statements.

25

Jackson National Separate Account III
Statements of Changes in Net Assets
For the Year Ended December 31, 2015

	JNL/Franklin Templeton Founding Strategy Fund - A	JNL/Franklin Templeton Global Growth Fund - A	JNL/Franklin Templeton Global Multisector Bond Fund - A	JNL/Franklin Templeton Income Fund - A	JNL/Franklin Templeton International Small Cap Growth Fund - A	JNL/Franklin Templeton Mutual Shares Fund - A	JNL/Goldman Sachs Core Plus Bond Fund - A	JNL/Goldman Sachs Emerging Markets Debt Fund - A	JNL/Goldman Sachs Mid Cap Value Fund - A	JNL/Goldman Sachs U.S. Equity Flex Fund - A
Operations
Net investment income (loss)	$18	$928	$10,715	$17,831	$(449)	$9,606	$3,508	$(804)	$(2,119)	$(798)
Net realized gain (loss) on investments	9,840	35,532	(3,532)	17,867	6,667	40,342	(557)	(500)	15,071	6,031
Net change in unrealized appreciation
(depreciation) on investments	(45,752)	(51,956)	(16,680)	(100,737)	(5,656)	(80,623)	(11,591)	(6,477)	(33,784)	(6,144)
Net increase (decrease) in net assets
from operations	(35,894)	(15,496)	(9,497)	(65,039)	562	(30,675)	(8,640)	(7,781)	(20,832)	(911)

Contract transactions [1]
Purchase payments	—	58,017	—	—	—	—	—	—	—	—
Surrenders and terminations	(20,389)	(10,859)	(100,192)	(133,547)	(14,236)	(33,412)	(126,627)	(958)	(26,765)	(1,558)
Transfers between Investment Divisions	(17,640)	(2,753)	(7,116)	(94,687)	39,412	1,478	(43,434)	1,368	20,244	(15,834)
Contract owner charges (Note 3)	(207)	(95)	(45)	(181)	(57)	(818)	(312)	(81)	(35)	(40)
Net increase (decrease) in net assets from
contract transactions	(38,236)	44,310	(107,353)	(228,415)	25,119	(32,752)	(170,373)	329	(6,556)	(17,432)

Net increase (decrease) in net assets	(74,130)	28,814	(116,850)	(293,454)	25,681	(63,427)	(179,013)	(7,452)	(27,388)	(18,343)

Net assets beginning of period	483,866	259,005	270,644	907,594	81,008	505,226	911,655	56,406	195,565	61,545

Net assets end of period	$409,736	$287,819	$153,794	$614,140	$106,689	$441,799	$732,642	$48,954	$168,177	$43,202

[1] Contract Unit Transactions
Units Outstanding at December 31, 2014	40,457	23,899	23,180	64,931	8,238	41,669	47,839	4,474	10,241	4,624

Units Issued	40,963	40,838	14,467	34,554	12,055	46,280	4,408	4,572	14,746	4,560
Units Redeemed	(44,349)	(35,925)	(23,697)	(51,340)	(9,684)	(49,151)	(13,372)	(4,550)	(15,168)	(5,832)

Units Outstanding at December 31, 2015	37,071	28,812	13,950	48,145	10,609	38,798	38,875	4,496	9,819	3,352
See notes to financial statements.

26

Jackson National Separate Account III
Statements of Changes in Net Assets
For the Year Ended December 31, 2015

	JNL/Invesco Global Real Estate Fund - A	JNL/Invesco International Growth Fund - A	JNL/Invesco Large Cap Growth Fund - A	JNL/Invesco Mid Cap Value Fund - A	JNL/Invesco Small Cap Growth Fund - A	JNL/Ivy Asset Strategy Fund - A	JNL/JPMorgan MidCap Growth Fund - A	JNL/JPMorgan U.S. Government & Quality Bond Fund - A	JNL/Lazard Emerging Markets Fund - A	JNL/MC 10 x 10 Fund - A
Operations
Net investment income (loss)	$2,996	$1,076	$(6,163)	$(11,319)	$(5,791)	$(3,828)	$(7,803)	$859	$1,042	$(72)
Net realized gain (loss) on investments	28,354	9,840	52,671	61,963	35,791	32,869	80,892	1,106	(194)	12,616
Net change in unrealized appreciation
(depreciation) on investments	(38,902)	(27,366)	(32,378)	(142,318)	(41,899)	(76,154)	(68,310)	(3,418)	(14,828)	(13,736)
Net increase (decrease) in net assets
from operations	(7,552)	(16,450)	14,130	(91,674)	(11,899)	(47,113)	4,779	(1,453)	(13,980)	(1,192)

Contract transactions [1]
Purchase payments	3,269	—	—	9,020	—	4,000	—	—	—	—
Surrenders and terminations	(52,674)	(36,111)	(37,193)	(114,785)	(14,374)	(12,975)	(23,699)	(37,130)	(1,619)	(35,374)
Transfers between Investment Divisions	(47,859)	(5,615)	20,994	(40,494)	(7,848)	(59,796)	28,624	23,993	(907)	28
Contract owner charges (Note 3)	(191)	(198)	(144)	(596)	(245)	(103)	(225)	(102)	(62)	(117)
Net increase (decrease) in net assets from
contract transactions	(97,455)	(41,924)	(16,343)	(146,855)	(22,467)	(68,874)	4,700	(13,239)	(2,588)	(35,463)

Net increase (decrease) in net assets	(105,007)	(58,374)	(2,213)	(238,529)	(34,366)	(115,987)	9,479	(14,692)	(16,568)	(36,655)

Net assets beginning of period	383,597	513,349	405,840	1,014,919	379,880	506,962	494,283	163,108	72,806	73,272

Net assets end of period	$278,590	$454,975	$403,627	$776,390	$345,514	$390,975	$503,762	$148,416	$56,238	$36,617

[1] Contract Unit Transactions
Units Outstanding at December 31, 2014	24,084	35,184	22,985	38,623	15,441	37,284	22,395	11,870	5,808	5,711

Units Issued	2,180	3,794	4,346	2,685	15,285	38,758	6,461	15,436	365	5,523
Units Redeemed	(8,335)	(6,669)	(5,232)	(8,321)	(16,210)	(43,914)	(6,363)	(16,391)	(573)	(8,269)

Units Outstanding at December 31, 2015	17,929	32,309	22,099	32,987	14,516	32,128	22,493	10,915	5,600	2,965

See notes to financial statements.

27

Jackson National Separate Account III
Statements of Changes in Net Assets
For the Year Ended December 31, 2015

	JNL/MC Bond Index Fund - A	JNL/MC Dow Jones U.S. Contrarian Opportunities Index Fund - A (b)	JNL/MC Emerging Markets Index Fund - A	JNL/MC European 30 Fund - A	JNL/MC Global Alpha Fund - A (a)	JNL/MC Index 5 Fund - A	JNL/MC International Index Fund - A	JNL/MC Pacific Rim 30 Fund - A	JNL/MC S&P 400 MidCap Index Fund - A	JNL/MC S&P 500 Index Fund - A
Operations
Net investment income (loss)	$1,429	$—	$(220)	$15	$(40)	$250	$2,602	$241	$(2,191)	$158
Net realized gain (loss) on investments	1,435	—	(410)	668	(307)	5,150	85	1,574	32,381	219,251
Net change in unrealized appreciation
(depreciation) on investments	(8,585)	—	(3,012)	(2,468)	1,027	(8,136)	(15,550)	(1,106)	(44,428)	(230,722)
Net increase (decrease) in net assets
from operations	(5,721)	—	(3,642)	(1,785)	680	(2,736)	(12,863)	709	(14,238)	(11,313)

Contract transactions [1]
Purchase payments	1,200	—	—	—	—	—	1,200	—	1,200	3,600
Surrenders and terminations	(18,361)	—	(33,179)	(973)	—	(5)	(31,398)	(987)	(71,810)	(167,827)
Transfers between Investment Divisions	2,598	—	1,758	988	(8,806)	(3,907)	52,988	7,472	45,965	137,487
Contract owner charges (Note 3)	(1,263)	—	(34)	(14)	—	(696)	(429)	(14)	(482)	(1,113)
Net increase (decrease) in net assets from
contract transactions	(15,826)	—	(31,455)	1	(8,806)	(4,608)	22,361	6,471	(25,127)	(27,853)

Net increase (decrease) in net assets	(21,547)	—	(35,097)	(1,784)	(8,126)	(7,344)	9,498	7,180	(39,365)	(39,166)

Net assets beginning of period	366,059	—	54,054	46,365	8,126	103,479	359,649	45,905	311,080	1,982,081

Net assets end of period	$344,512	$—	$18,957	$44,581	$—	$96,135	$369,147	$53,085	$271,715	$1,942,915

[1] Contract Unit Transactions
Units Outstanding at December 31, 2014	27,809	—	5,762	3,229	856	7,857	24,418	2,931	13,418	106,870

Units Issued	26,940	—	267	3,712	854	7,857	27,869	3,808	15,762	49,246
Units Redeemed	(28,148)	—	(3,607)	(3,727)	(1,710)	(8,194)	(26,566)	(3,461)	(16,954)	(50,695)

Units Outstanding at December 31, 2015	26,601	—	2,422	3,214	—	7,520	25,721	3,278	12,226	105,421

(a) The period is from January 1, 2015 through April 27, 2015, the date the Fund was acquired. The respective acquisitions can be found on page 47 of the Notes to Financial Statements.
(b) The period is from January 1, 2015 through September 28, 2015, the date the Fund was acquired. The respective acquisitions can be found on page 47 of the Notes to Financial Statements.

See notes to financial statements.

28

Jackson National Separate Account III
Statements of Changes in Net Assets
For the Year Ended December 31, 2015

	JNL/MC Small Cap Index Fund - A	JNL/Morgan Stanley Mid Cap Growth Fund - A	JNL/Neuberger Berman Strategic Income Fund - A	JNL/Oppenheimer Global Growth Fund - A	JNL/PIMCO Real Return Fund - A	JNL/PIMCO Total Return Bond Fund - A	JNL/PPM America Floating Rate Income Fund - A	JNL/PPM America High Yield Bond Fund - A	JNL/PPM America Mid Cap Value Fund - A	JNL/PPM America Small Cap Value Fund - A
Operations
Net investment income (loss)	$(8,147)	$(53)	$(387)	$(3,997)	$8,697	$35,096	$2,887	$44,028	$(78)	$(1,561)
Net realized gain (loss) on investments	143,849	158	3,420	32,747	(21,600)	71,097	(1,161)	(37,933)	1,783	9,225
Net change in unrealized appreciation
(depreciation) on investments	(183,947)	(311)	(10,377)	(14,592)	(8,168)	(135,096)	(4,522)	(79,713)	(2,794)	(17,329)
Net increase (decrease) in net assets
from operations	(48,245)	(206)	(7,344)	14,158	(21,071)	(28,903)	(2,796)	(73,618)	(1,089)	(9,665)

Contract transactions [1]
Purchase payments	—	—	—	—	1,200	—	—	—	—	—
Surrenders and terminations	(97,646)	—	(14,182)	(24,740)	(42,405)	(489,027)	(124,860)	(107,940)	—	—
Transfers between Investment Divisions	(417)	—	24,747	(31,339)	(73,743)	(47,254)	(11,250)	(120,520)	1,908	252,395
Contract owner charges (Note 3)	(660)	(4)	—	(519)	(144)	(1,467)	(70)	(753)	(57)	(48)
Net increase (decrease) in net assets from
contract transactions	(98,723)	(4)	10,565	(56,598)	(115,092)	(537,748)	(136,180)	(229,213)	1,851	252,347

Net increase (decrease) in net assets	(146,968)	(210)	3,221	(42,440)	(136,163)	(566,651)	(138,976)	(302,831)	762	242,682

Net assets beginning of period	922,108	3,566	235,538	543,089	540,535	3,191,761	273,754	1,210,951	11,171	149,534

Net assets end of period	$775,140	$3,356	$238,759	$500,649	$404,372	$2,625,110	$134,778	$908,120	$11,933	$392,216

[1] Contract Unit Transactions
Units Outstanding at December 31, 2014	46,039	283	22,195	28,021	39,730	161,166	25,482	63,305	675	9,570

Units Issued	3,081	282	7,328	1,716	1,600	8,987	2,484	28,472	865	26,549
Units Redeemed	(7,957)	(283)	(6,398)	(4,475)	(10,192)	(36,140)	(15,066)	(40,021)	(744)	(9,719)

Units Outstanding at December 31, 2015	41,163	282	23,125	25,262	31,138	134,013	12,900	51,756	796	26,400

See notes to financial statements.

29

Jackson National Separate Account III
Statements of Changes in Net Assets
For the Year Ended December 31, 2015

	JNL/PPM America Value Equity Fund - A	JNL/Red Rocks Listed Private Equity Fund - A	JNL/S&P 4 Fund - A	JNL/S&P Competitive Advantage Fund - A	JNL/S&P Dividend Income & Growth Fund - A	JNL/S&P Intrinsic Value Fund - A	JNL/S&P Managed Aggressive Growth Fund - A	JNL/S&P Managed Conservative Fund - A	JNL/S&P Managed Growth Fund - A	JNL/S&P Managed Moderate Fund - A
Operations
Net investment income (loss)	$(14,196)	$8,062	$23,470	$(866)	$2,932	$(1,652)	$(47,120)	$(14,553)	$(83,761)	$(12,496)
Net realized gain (loss) on investments	35,219	9,979	41,269	22,100	22,804	43,737	133,590	20,704	96,873	28,716
Net change in unrealized appreciation
(depreciation) on investments	(117,519)	(21,048)	(96,717)	(20,940)	(28,168)	(91,115)	(129,788)	(37,450)	(100,608)	(37,810)
Net increase (decrease) in net assets
from operations	(96,496)	(3,007)	(31,978)	294	(2,432)	(49,030)	(43,318)	(31,299)	(87,496)	(21,590)

Contract transactions [1]
Purchase payments	16,238	—	—	—	—	—	35,000	1,000	38,479	—
Surrenders and terminations	(106,834)	(1,156)	(84,241)	(3,918)	(18,102)	(6,560)	(233,356)	(29,315)	(301,489)	(88,674)
Transfers between Investment Divisions	10,747	(6,457)	280,952	(14,546)	87,342	(54,617)	(145,913)	(171,443)	42,278	(129,170)
Contract owner charges (Note 3)	(1,163)	(195)	(1,110)	(23)	(162)	(27)	(1,085)	(1,760)	(1,297)	(501)
Net increase (decrease) in net assets from
contract transactions	(81,012)	(7,808)	195,601	(18,487)	69,078	(61,204)	(345,354)	(201,518)	(222,029)	(218,345)

Net increase (decrease) in net assets	(177,508)	(10,815)	163,623	(18,193)	66,646	(110,234)	(388,672)	(232,817)	(309,525)	(239,935)

Net assets beginning of period	992,773	187,855	563,434	131,467	211,680	385,516	3,212,719	990,832	5,601,144	894,521

Net assets end of period	$815,265	$177,040	$727,057	$113,274	$278,326	$275,282	$2,824,047	$758,015	$5,291,619	$654,586

[1] Contract Unit Transactions
Units Outstanding at December 31, 2014	66,899	12,854	28,270	6,334	11,810	17,431	178,085	73,591	319,156	61,071

Units Issued	4,280	12,760	16,454	7,967	18,013	327	4,711	72,117	7,310	814
Units Redeemed	(10,097)	(13,266)	(5,725)	(8,826)	(14,168)	(3,094)	(23,516)	(87,650)	(19,766)	(16,003)

Units Outstanding at December 31, 2015	61,082	12,348	38,999	5,475	15,655	14,664	159,280	58,058	306,700	45,882

See notes to financial statements.

30

Jackson National Separate Account III
Statements of Changes in Net Assets
For the Year Ended December 31, 2015

	JNL/S&P Managed Moderate Growth Fund - A	JNL/S&P Mid 3 Fund - A	JNL/S&P Total Yield Fund - A	JNL/T. Rowe Price Established Growth Fund - A	JNL/T. Rowe Price Mid-Cap Growth Fund - A	JNL/T. Rowe Price Short-Term Bond Fund - A	JNL/T. Rowe Price Value Fund - A	JNL/WMC Balanced Fund - A	JNL/WMC Money Market Fund - A	JNL/WMC Value Fund - A
Operations
Net investment income (loss)	$(65,412)	$—	$(286)	$(21,823)	$(46,214)	$(2,182)	$(6,069)	$(9,189)	$(18,024)	$(169)
Net realized gain (loss) on investments	121,854	—	13,434	171,090	447,577	(673)	89,882	222,911	5	24,048
Net change in unrealized appreciation
(depreciation) on investments	(148,635)	—	(24,515)	(22,300)	(248,938)	(1,573)	(111,737)	(282,762)	—	(30,685)
Net increase (decrease) in net assets
from operations	(92,193)	—	(11,367)	126,967	152,425	(4,428)	(27,924)	(69,040)	(18,019)	(6,806)

Contract transactions [1]
Purchase payments	—	—	—	15,332	66,167	—	—	4,000	140,916	4,000
Surrenders and terminations	(191,159)	—	(4,896)	(132,483)	(351,468)	(138,387)	(44,440)	(232,504)	(124,051)	(22,544)
Transfers between Investment Divisions	(339,214)	—	(11,659)	30,492	(15,399)	394,983	(24,400)	52,252	117,121	(2,657)
Contract owner charges (Note 3)	(2,244)	—	(139)	(750)	(734)	(750)	(179)	(573)	(1,226)	(73)
Net increase (decrease) in net assets from
contract transactions	(532,617)	—	(16,694)	(87,409)	(301,434)	255,846	(69,019)	(176,825)	132,760	(21,274)

Net increase (decrease) in net assets	(624,810)	—	(28,061)	39,558	(149,009)	251,418	(96,943)	(245,865)	114,741	(28,080)

Net assets beginning of period	4,519,771	—	128,622	1,425,247	3,075,528	375,375	887,356	3,207,258	1,215,940	162,263

Net assets end of period	$3,894,961	$—	$100,561	$1,464,805	$2,926,519	$626,793	$790,413	$2,961,393	$1,330,681	$134,183

[1] Contract Unit Transactions
Units Outstanding at December 31, 2014	270,514	—	6,925	67,202	82,658	36,371	41,400	169,865	111,897	7,459

Units Issued	2,329	—	6,306	7,038	9,567	44,067	3,389	26,224	115,349	7,563
Units Redeemed	(34,383)	—	(7,275)	(10,905)	(17,233)	(18,985)	(6,652)	(35,389)	(102,940)	(8,559)

Units Outstanding at December 31, 2015	238,460	—	5,956	63,335	74,992	61,453	38,137	160,700	124,306	6,463

See notes to financial statements.

31

Jackson National Separate Account III
Statements of Changes in Net Assets
For the Year Ended December 31, 2015

	JNL/MC 25 Fund - A (b)	JNL/MC Communications Sector Fund - A	JNL/MC Consumer Brands Sector Fund - A	JNL/MC Financial Sector Fund - A	JNL/MC Healthcare Sector Fund - A	JNL/MC JNL 5 Fund - A	JNL/MC JNL Optimized 5 Fund - A (a)	JNL/MC Nasdaq 25 Fund - A	JNL/MC Oil & Gas Sector Fund - A	JNL/MC S&P 24 Fund - A
Operations
Net investment income (loss)	$3,554	$86	$(1,994)	$(268)	$(4,600)	$35,398	$(770)	$(811)	$(406)	$(109)
Net realized gain (loss) on investments	29,322	1,024	20,017	4,314	43,196	164,537	64,622	14,592	9,773	2,765
Net change in unrealized appreciation
(depreciation) on investments	(49,666)	(969)	(16,885)	(5,215)	(23,887)	(344,112)	(62,785)	(13,488)	(183,915)	(4,171)
Net increase (decrease) in net assets
from operations	(16,790)	141	1,138	(1,169)	14,709	(144,177)	1,067	293	(174,548)	(1,515)

Contract transactions [1]
Purchase payments	—	—	—	2,836	—	8,485	—	—	2,836	—
Surrenders and terminations	(27,978)	—	(9,527)	(4,164)	(31,967)	(206,553)	(692)	(9,572)	(23,895)	(846)
Transfers between Investment Divisions	(168,633)	(2,243)	191,977	27,194	120,066	137,796	(364,813)	(61,537)	38,707	1,409
Contract owner charges (Note 3)	(32)	—	(111)	(160)	(499)	(2,739)	(50)	(12)	(374)	—
Net increase (decrease) in net assets from
contract transactions	(196,643)	(2,243)	182,339	25,706	87,600	(63,011)	(365,555)	(71,121)	17,274	563

Net increase (decrease) in net assets	(213,433)	(2,102)	183,477	24,537	102,309	(207,188)	(364,488)	(70,828)	(157,274)	(952)

Net assets beginning of period	213,433	6,292	64,442	45,575	330,697	3,143,656	364,488	120,779	701,633	8,942

Net assets end of period	$—	$4,190	$247,919	$70,112	$433,006	$2,936,468	$—	$49,951	$544,359	$7,990

[1] Contract Unit Transactions
Units Outstanding at December 31, 2014	10,846	297	2,877	4,041	13,409	175,927	27,399	6,935	24,484	627

Units Issued	13,613	298	11,649	8,470	8,696	48,922	7,774	6,984	8,051	2,488
Units Redeemed	(24,458)	(400)	(3,914)	(6,128)	(5,382)	(52,848)	(35,173)	(11,049)	(7,408)	(2,494)

Units Outstanding at December 31, 2015	—	195	10,612	6,383	16,723	172,001	—	2,870	25,127	621

(a) The period is from January 1, 2015 through April 27, 2015, the date the Fund was acquired. The respective acquisitions can be found on page 47 of the Notes to Financial Statements.
(b) The period is from January 1, 2015 through September 28, 2015, the date the Fund was acquired. The respective acquisitions can be found on page 47 of the Notes to Financial Statements.
See notes to financial statements.

32

Jackson National Separate Account III
Statements of Changes in Net Assets
For the Year Ended December 31, 2015

	JNL/MC S&P SMid 60 Fund - A	JNL/MC Technology Sector Fund - A	JNL/MC Value Line 30 Fund - A (b)	JNL/PPM America Total Return Fund - A (a)
Operations
Net investment income (loss)	$2,200	$(1,857)	$(388)	$—
Net realized gain (loss) on investments	80,938	21,745	9,339	—
Net change in unrealized appreciation
(depreciation) on investments	(97,309)	(14,666)	(6,140)	—
Net increase (decrease) in net assets
from operations	(14,171)	5,222	2,811	—

Contract transactions [1]
Purchase payments	—	2,669	—	—
Surrenders and terminations	(1,063)	(12,071)	(708)	—
Transfers between Investment Divisions	(15,427)	11,918	(111,929)	—
Contract owner charges (Note 3)	(10)	(333)	(21)	—
Net increase (decrease) in net assets from
contract transactions	(16,500)	2,183	(112,658)	—

Net increase (decrease) in net assets	(30,671)	7,405	(109,847)	—

Net assets beginning of period	232,735	197,678	109,847	—

Net assets end of period	$202,064	$205,083	$—	$—

[1] Contract Unit Transactions
Units Outstanding at December 31, 2014	14,427	10,167	13,606	—

Units Issued	15,094	2,616	13,659	—
Units Redeemed	(16,129)	(2,528)	(27,265)	—

Units Outstanding at December 31, 2015	13,392	10,255	—	—

(a) The Fund was made available to the separate account effective April 27, 2015.
(b) The period is from January 1, 2015 through April 27, 2015, the date the Fund was acquired. The respective acquisitions can be found on page 47 of the Notes to Financial Statements.

See notes to financial statements.

33

Jackson National Separate Account III
Statements of Changes in Net Assets
For the Year Ended December 31, 2014

	JNL Disciplined Growth Fund - A	JNL Disciplined Moderate Fund - A	JNL Disciplined Moderate Growth Fund - A	JNL Institutional Alt 20 Fund - A	JNL Institutional Alt 35 Fund - A	JNL Institutional Alt 50 Fund - A	JNL Institutional Alt 65 Fund - A	JNL/American Funds Balanced Allocation Fund - A	JNL/American Funds Blue Chip Income and Growth Fund - A	JNL/American Funds Global Bond Fund - A
Operations
Net investment income (loss)	$—	$—	$348	$20	$76	$(1)	$22	$(127)	$(422)	$(420)
Net realized gain (loss) on investments	—	—	5,706	221	7,810	469	912	58	22,726	146
Net change in unrealized appreciation
(depreciation) on investments	—	—	(1,709)	(183)	(6,263)	(354)	(906)	579	(6,773)	179
Net increase (decrease) in net assets
from operations	—	—	4,345	58	1,623	114	28	510	15,531	(95)

Contract transactions [1]
Purchase payments	—	—	—	—	—	—	—	—	—	—
Surrenders and terminations	—	—	(460)	(413)	(2,951)	(673)	(435)	—	(25,659)	(3,569)
Transfers between Investment Divisions	—	—	—	134	(23,475)	75	325	—	35,636	844
Contract owner charges (Note 3)	—	—	(13)	(5)	(49)	(32)	—	—	—	(5)
Net increase (decrease) in net assets from
contract transactions	—	—	(473)	(284)	(26,475)	(630)	(110)	—	9,977	(2,730)

Net increase (decrease) in net assets	—	—	3,872	(226)	(24,852)	(516)	(82)	510	25,508	(2,825)

Net assets beginning of period	—	—	124,487	9,519	235,274	34,753	28,801	18,800	108,907	27,576

Net assets end of period	$—	$—	$128,359	$9,293	$210,422	$34,237	$28,719	$19,310	$134,415	$24,751

[1] Contract Unit Transactions
Units Outstanding at December 31, 2013	—	—	10,276	576	13,852	2,052	1,663	1,605	7,466	2,603

Units Issued	—	—	—	11	58	6	19	—	9,278	79
Units Redeemed	—	—	(38)	(28)	(1,569)	(43)	(25)	—	(8,610)	(338)

Units Outstanding at December 31, 2014	—	—	10,238	559	12,341	2,015	1,657	1,605	8,134	2,344

See notes to financial statements.

34

Jackson National Separate Account III
Statements of Changes in Net Assets
For the Year Ended December 31, 2014

	JNL/American Funds Global Small Capitalization Fund - A	JNL/American Funds Growth Allocation Fund - A	JNL/American Funds Growth-Income Fund - A	JNL/American Funds International Fund - A	JNL/American Funds New World Fund - A	JNL/BlackRock Commodity Securities Strategy Fund - A	JNL/BlackRock Global Allocation Fund - A	JNL/BlackRock Large Cap Select Growth Fund - A	JNL/Brookfield Global Infrastructure and MLP Fund - A	JNL/Capital Guardian Global Balanced Fund - A
Operations
Net investment income (loss)	$(1,448)	$(256)	$(1,742)	$(1,617)	$(835)	$(3,385)	$(2,333)	$(26,125)	$(1,930)	$(4,097)
Net realized gain (loss) on investments	9,135	129	40,922	1,487	1,606	15,632	21,642	396,274	44,934	4,705
Net change in unrealized appreciation
(depreciation) on investments	(5,837)	907	(29,091)	(8,791)	(16,978)	(38,822)	(19,391)	(233,074)	(29,113)	(7,834)
Net increase (decrease) in net assets
from operations	1,850	780	10,089	(8,921)	(16,207)	(26,575)	(82)	137,075	13,891	(7,226)

Contract transactions [1]
Purchase payments	—	—	—	—	6,778	759	2,493	357,963	—	—
Surrenders and terminations	(34,664)	—	(12,318)	—	(1,836)	(56,052)	(42,250)	(172,561)	(78,557)	(11,315)
Transfers between Investment Divisions	29,690	17,522	(104,703)	9,309	91,873	(19,084)	36,516	(54,970)	7,619	21,050
Contract owner charges (Note 3)	—	(9)	(53)	(23)	(18)	(52)	(5)	(1,796)	(11)	(113)
Net increase (decrease) in net assets from
contract transactions	(4,974)	17,513	(117,074)	9,286	96,797	(74,429)	(3,246)	128,636	(70,949)	9,622

Net increase (decrease) in net assets	(3,124)	18,293	(106,985)	365	80,590	(101,004)	(3,328)	265,711	(57,058)	2,396

Net assets beginning of period	113,595	18,055	183,696	194,876	75,135	255,654	304,894	1,745,697	258,058	701,179

Net assets end of period	$110,471	$36,348	$76,711	$195,241	$155,725	$154,650	$301,566	$2,011,408	$201,000	$703,575

[1] Contract Unit Transactions
Units Outstanding at December 31, 2013	8,859	1,467	12,230	15,587	6,264	23,247	25,662	88,059	17,538	47,030

Units Issued	2,968	1,415	2,488	782	10,028	5,721	7,707	59,905	8,031	2,794
Units Redeemed	(3,237)	(1)	(10,013)	(20)	(1,933)	(12,322)	(8,072)	(53,373)	(12,651)	(2,179)

Units Outstanding at December 31, 2014	8,590	2,881	4,705	16,349	14,359	16,646	25,297	94,591	12,918	47,645

See notes to financial statements.

35

Jackson National Separate Account III
Statements of Changes in Net Assets
For the Year Ended December 31, 2014

	JNL/Capital Guardian Global Diversified Research Fund - A	JNL/DFA U.S. Core Equity Fund - A	JNL/Eagle SmallCap Equity Fund - A	JNL/Eastspring Investments Asia ex-Japan Fund - A	JNL/Eastspring Investments China-India Fund - A	JNL/Franklin Templeton Founding Strategy Fund - A	JNL/Franklin Templeton Global Growth Fund - A	JNL/Franklin Templeton Global Multisector Bond Fund - A	JNL/Franklin Templeton Income Fund - A	JNL/Franklin Templeton International Small Cap Growth Fund - A
Operations
Net investment income (loss)	$(10,971)	$(8,058)	$(3,860)	$(58)	$(171)	$989	$(1,927)	$4,324	$15,189	$(579)
Net realized gain (loss) on investments	78,607	34,062	54,692	86	5,403	7,239	5,889	2,915	37,865	6,372
Net change in unrealized appreciation
(depreciation) on investments	(57,337)	37,522	(53,026)	448	(467)	(6,108)	(14,014)	(11,096)	(34,961)	(13,833)
Net increase (decrease) in net assets
from operations	10,299	63,526	(2,194)	476	4,765	2,120	(10,052)	(3,857)	18,093	(8,040)

Contract transactions [1]
Purchase payments	1,672	—	2,493	—	—	—	—	—	2,693	1,432
Surrenders and terminations	(148,748)	(100,967)	(30,700)	(716)	(23,289)	(9,624)	(8,180)	(87,453)	(73,478)	(20,032)
Transfers between Investment Divisions	(25,815)	(36,749)	(102,897)	(366)	22,879	118,837	16,739	95,835	(98,574)	39,319
Contract owner charges (Note 3)	(1,341)	(258)	(62)	(34)	(32)	(107)	(42)	(26)	(131)	(38)
Net increase (decrease) in net assets from
contract transactions	(174,232)	(137,974)	(131,166)	(1,116)	(442)	109,106	8,517	8,356	(169,490)	20,681

Net increase (decrease) in net assets	(163,933)	(74,448)	(133,360)	(640)	4,323	111,226	(1,535)	4,499	(151,397)	12,641

Net assets beginning of period	1,501,242	833,872	339,649	10,254	46,867	372,640	260,540	266,145	1,058,991	68,367

Net assets end of period	$1,337,309	$759,424	$206,289	$9,614	$51,190	$483,866	$259,005	$270,644	$907,594	$81,008

[1] Contract Unit Transactions
Units Outstanding at December 31, 2013	102,409	54,666	15,039	1,083	5,017	31,512	23,123	22,354	77,011	6,204

Units Issued	2,232	2,792	1,169	24	6,626	10,752	1,684	10,550	6,633	4,225
Units Redeemed	(14,161)	(11,441)	(7,188)	(131)	(6,650)	(1,807)	(908)	(9,724)	(18,713)	(2,191)

Units Outstanding at December 31, 2014	90,480	46,017	9,020	976	4,993	40,457	23,899	23,180	64,931	8,238

See notes to financial statements.

36

Jackson National Separate Account III
Statements of Changes in Net Assets
For the Year Ended December 31, 2014

	JNL/Franklin Templeton Mutual Shares Fund - A	JNL/Franklin Templeton Small Cap Value Fund - A	JNL/Goldman Sachs Core Plus Bond Fund - A	JNL/Goldman Sachs Emerging Markets Debt Fund - A	JNL/Goldman Sachs Mid Cap Value Fund - A	JNL/Goldman Sachs U.S. Equity Flex Fund - A	JNL/Invesco Global Real Estate Fund - A	JNL/Invesco International Growth Fund - A	JNL/Invesco Large Cap Growth Fund - A	JNL/Invesco Mid Cap Value Fund - A
Operations
Net investment income (loss)	$(3,540)	$(4,292)	$6,504	$151	$(1,361)	$(805)	$(805)	$(2,599)	$(11,207)	$(14,193)
Net realized gain (loss) on investments	20,697	51,501	556	(365)	37,749	12,164	26,110	33,380	225,062	128,805
Net change in unrealized appreciation
(depreciation) on investments	9,670	(51,165)	24,601	(3,661)	(15,328)	(4,962)	14,419	(36,827)	(170,951)	(33,825)
Net increase (decrease) in net assets
from operations	26,827	(3,956)	31,661	(3,875)	21,060	6,397	39,724	(6,046)	42,904	80,787

Contract transactions [1]
Purchase payments	2,493	4,285	15,053	—	—	350	549	7,494	53	6,753
Surrenders and terminations	(20,745)	(5,447)	(68,218)	(1,025)	(28,603)	(2,089)	(54,301)	(78,268)	(82,936)	(245,194)
Transfers between Investment Divisions	23,015	39,269	59,055	902	40,597	14,812	101,365	23,379	(480,546)	(4,351)
Contract owner charges (Note 3)	(96)	(53)	(326)	(24)	(29)	(1)	(96)	(256)	(130)	(444)
Net increase (decrease) in net assets from
contract transactions	4,667	38,054	5,564	(147)	11,965	13,072	47,517	(47,651)	(563,559)	(243,236)

Net increase (decrease) in net assets	31,494	34,098	37,225	(4,022)	33,025	19,469	87,241	(53,697)	(520,655)	(162,449)

Net assets beginning of period	473,732	376,081	874,430	60,428	162,540	42,076	296,356	567,046	926,495	1,177,368

Net assets end of period	$505,226	$410,179	$911,655	$56,406	$195,565	$61,545	$383,597	$513,349	$405,840	$1,014,919

[1] Contract Unit Transactions
Units Outstanding at December 31, 2013	41,298	21,424	47,641	4,488	9,486	3,548	21,084	38,376	56,000	48,222

Units Issued	3,099	4,717	15,769	607	4,855	3,221	11,864	11,246	4,411	7,475
Units Redeemed	(2,728)	(2,457)	(15,571)	(621)	(4,100)	(2,145)	(8,864)	(14,438)	(37,426)	(17,074)

Units Outstanding at December 31, 2014	41,669	23,684	47,839	4,474	10,241	4,624	24,084	35,184	22,985	38,623

See notes to financial statements.

37

Jackson National Separate Account III
Statements of Changes in Net Assets
For the Year Ended December 31, 2014

	JNL/Invesco Small Cap Growth Fund - A	JNL/Ivy Asset Strategy Fund - A	JNL/JPMorgan International Value Fund - A	JNL/JPMorgan MidCap Growth Fund - A	JNL/JPMorgan U.S. Government & Quality Bond Fund - A	JNL/Lazard Emerging Markets Fund - A	JNL/M&G Global Basics Fund - A (a)	JNL/MC 10 x 10 Fund - A	JNL/MC 25 Fund - A	JNL/MC Bond Index Fund - A
Operations
Net investment income (loss)	$(4,887)	$(3,234)	$1,242	$(9,082)	$2,694	$37	$(280)	$93	$1,383	$5,458
Net realized gain (loss) on investments	36,460	66,509	(19,140)	109,847	1,125	4,477	(772)	7,453	36,129	7,785
Net change in unrealized appreciation
(depreciation) on investments	(9,249)	(96,288)	(42,616)	(47,880)	2,518	(9,459)	766	(2,769)	(36,619)	2,246
Net increase (decrease) in net assets
from operations	22,324	(33,013)	(60,514)	52,885	6,337	(4,945)	(286)	4,777	893	15,489

Contract transactions [1]
Purchase payments	1,007	796	—	955	15,000	—	—	—	—	1,610
Surrenders and terminations	(15,962)	(101,290)	(96,078)	(65,949)	(25,266)	(2,038)	(1,239)	(14,400)	(865)	(17,869)
Transfers between Investment Divisions	67,697	11,979	(81,520)	(110,508)	(20,667)	(19,372)	(58,508)	—	(38,560)	(67,482)
Contract owner charges (Note 3)	(68)	(42)	(275)	(119)	(75)	(35)	(5)	(72)	(43)	(86)
Net increase (decrease) in net assets from
contract transactions	52,674	(88,557)	(177,873)	(175,621)	(31,008)	(21,445)	(59,752)	(14,472)	(39,468)	(83,827)

Net increase (decrease) in net assets	74,998	(121,570)	(238,387)	(122,736)	(24,671)	(26,390)	(60,038)	(9,695)	(38,575)	(68,338)

Net assets beginning of period	304,882	628,532	657,829	617,019	187,779	99,196	60,038	82,967	252,008	434,397

Net assets end of period	$379,880	$506,962	$419,442	$494,283	$163,108	$72,806	$—	$73,272	$213,433	$366,059

[1] Contract Unit Transactions
Units Outstanding at December 31, 2013	13,184	43,699	46,450	30,623	14,189	7,387	4,292	6,896	12,880	34,335

Units Issued	5,070	6,858	18,532	4,095	3,252	653	31	—	3	3,868
Units Redeemed	(2,813)	(13,273)	(31,376)	(12,323)	(5,571)	(2,232)	(4,323)	(1,185)	(2,037)	(10,394)

Units Outstanding at December 31, 2014	15,441	37,284	33,606	22,395	11,870	5,808	—	5,711	10,846	27,809

(a) The period is from January 1, 2014 through the date the JNL/M&G Global Basics Fund was acquired by JNL/Oppenheimer Global Growth Fund on April 28, 2014.

See notes to financial statements.

38

Jackson National Separate Account III
Statements of Changes in Net Assets
For the Year Ended December 31, 2014

	JNL/MC Communications Sector Fund - A	JNL/MC Consumer Brands Sector Fund - A	JNL/MC Dow Jones U.S. Contrarian Opportunities Index Fund - A	JNL/MC Emerging Markets Index Fund - A	JNL/MC European 30 Fund - A	JNL/MC Financial Sector Fund - A	JNL/MC Global Alpha Fund - A	JNL/MC Healthcare Sector Fund - A	JNL/MC Index 5 Fund - A	JNL/MC International Index Fund - A
Operations
Net investment income (loss)	$78	$(979)	$(258)	$(706)	$204	$(296)	$727	$(2,715)	$(68)	$5,968
Net realized gain (loss) on investments	137	16,926	1,183	2,596	1,342	9,307	(9)	35,329	5,025	7,151
Net change in unrealized appreciation
(depreciation) on investments	34	(11,993)	(1,956)	(4,904)	(4,885)	(5,162)	(953)	24,887	(1,286)	(43,423)
Net increase (decrease) in net assets
from operations	249	3,954	(1,031)	(3,014)	(3,339)	3,849	(235)	57,501	3,671	(30,304)

Contract transactions [1]
Purchase payments	—	955	—	—	—	—	—	955	—	770
Surrenders and terminations	(274)	(3,320)	—	(48,340)	(819)	(1,957)	—	(38,279)	(1,178)	(20,019)
Transfers between Investment Divisions	—	(30,647)	(20,442)	(20,767)	34,920	(1,175)	—	91,277	3,121	(11,044)
Contract owner charges (Note 3)	—	(68)	—	(17)	(18)	(10)	—	(138)	(44)	(93)
Net increase (decrease) in net assets from
contract transactions	(274)	(33,080)	(20,442)	(69,124)	34,083	(3,142)	—	53,815	1,899	(30,386)

Net increase (decrease) in net assets	(25)	(29,126)	(21,473)	(72,138)	30,744	707	(235)	111,316	5,570	(60,690)

Net assets beginning of period	6,317	93,568	21,473	126,192	15,621	44,868	8,361	219,381	97,909	420,339

Net assets end of period	$6,292	$64,442	$—	$54,054	$46,365	$45,575	$8,126	$330,697	$103,479	$359,649

[1] Contract Unit Transactions
Units Outstanding at December 31, 2013	310	4,561	1,547	12,763	1,036	4,431	856	10,966	7,711	26,402

Units Issued	—	1,535	—	1,281	4,866	4,416	—	7,303	279	3,455
Units Redeemed	(13)	(3,219)	(1,547)	(8,282)	(2,673)	(4,806)	—	(4,860)	(133)	(5,439)

Units Outstanding at December 31, 2014	297	2,877	—	5,762	3,229	4,041	856	13,409	7,857	24,418

See notes to financial statements.

39

Jackson National Separate Account III
Statements of Changes in Net Assets
For the Year Ended December 31, 2014

	JNL/MC JNL 5 Fund - A	JNL/MC JNL Optimized 5 Fund - A	JNL/MC Nasdaq 25 Fund - A	JNL/MC NYSE International 25 Fund - A (a)	JNL/MC Oil & Gas Sector Fund - A	JNL/MC Pacific Rim 30 Fund - A	JNL/MC S&P 24 Fund - A	JNL/MC S&P 400 MidCap Index Fund - A	JNL/MC S&P 500 Index Fund - A	JNL/MC S&P SMid 60 Fund - A
Operations
Net investment income (loss)	$7,389	$1,825	$(1,395)	$74	$(3,346)	$684	$(477)	$(2,267)	$(4,639)	$(1,730)
Net realized gain (loss) on investments	333,590	1,659	23,909	2,418	57,656	843	17,850	51,594	205,000	27,884
Net change in unrealized appreciation
(depreciation) on investments	(24,960)	15,315	(4,341)	(1,320)	(149,136)	(5,358)	(16,926)	(30,151)	(14,345)	(22,253)
Net increase (decrease) in net assets
from operations	316,019	18,799	18,173	1,172	(94,826)	(3,831)	447	19,176	186,016	3,901

Contract transactions [1]
Purchase payments	1,689	—	—	—	955	—	—	—	32,597	—
Surrenders and terminations	(478,705)	(2,474)	(26,145)	(742)	(33,223)	(732)	(46,476)	(44,798)	(203,219)	(1,636)
Transfers between Investment Divisions	(1,407,511)	(1,074)	54,831	(15,382)	(68,830)	36,952	(7,919)	(25,860)	240,545	74,472
Contract owner charges (Note 3)	(947)	(65)	(3)	(10)	(517)	(8)	—	(201)	(953)	(5)
Net increase (decrease) in net assets from
contract transactions	(1,885,474)	(3,613)	28,683	(16,134)	(101,615)	36,212	(54,395)	(70,859)	68,970	72,831

Net increase (decrease) in net assets	(1,569,455)	15,186	46,856	(14,962)	(196,441)	32,381	(53,948)	(51,683)	254,986	76,732

Net assets beginning of period	4,713,111	349,302	73,923	14,962	898,074	13,524	62,890	362,763	1,727,095	156,003

Net assets end of period	$3,143,656	$364,488	$120,779	$—	$701,633	$45,905	$8,942	$311,080	$1,982,081	$232,735

[1] Contract Unit Transactions
Units Outstanding at December 31, 2013	289,253	27,675	4,952	1,797	27,675	878	4,571	16,837	103,724	9,860

Units Issued	2,147	61	8,192	2	4,197	2,788	1,557	4,451	44,904	5,482
Units Redeemed	(115,473)	(337)	(6,209)	(1,799)	(7,388)	(735)	(5,501)	(7,870)	(41,758)	(915)

Units Outstanding at December 31, 2014	175,927	27,399	6,935	—	24,484	2,931	627	13,418	106,870	14,427

(a) The period is from January 1, 2014 through the date the JNL/MC NYSE International 25 Fund was acquired by JNL/MC International Index Fund on September 15, 2014.

See notes to financial statements.

40

Jackson National Separate Account III
Statements of Changes in Net Assets
For the Year Ended December 31, 2014

	JNL/MC Small Cap Index Fund - A	JNL/MC Technology Sector Fund - A	JNL/MC Value Line 30 Fund - A	JNL/Morgan Stanley Mid Cap Growth Fund - A	JNL/Neuberger Berman Strategic Income Fund - A	JNL/Oppenheimer Global Growth Fund - A	JNL/PIMCO Real Return Fund - A	JNL/PIMCO Total Return Bond Fund - A	JNL/PPM America Floating Rate Income Fund - A	JNL/PPM America High Yield Bond Fund - A
Operations
Net investment income (loss)	$(6,526)	$(1,618)	$(772)	$(54)	$710	$(5,898)	$(5,020)	$50,604	$1,963	$54,180
Net realized gain (loss) on investments	208,597	26,066	27,055	52	1,129	43,886	(17,551)	96,244	1,650	44,897
Net change in unrealized appreciation
(depreciation) on investments	(170,899)	4,443	(28,901)	(66)	(1,380)	(33,877)	35,984	(49,383)	(7,256)	(105,224)
Net increase (decrease) in net assets
from operations	31,172	28,891	(2,618)	(68)	459	4,111	13,413	97,465	(3,643)	(6,147)

Contract transactions [1]
Purchase payments	2,738	955	—	—	—	7,393	3,365	19,898	—	8,231
Surrenders and terminations	(314,201)	(32,052)	(3,188)	—	(3,211)	(121,666)	(51,801)	(606,689)	(32,128)	(150,961)
Transfers between Investment Divisions	(46,588)	39,695	(278)	—	232,728	101,924	(40,539)	(678,477)	62,102	(206,206)
Contract owner charges (Note 3)	(334)	(52)	(43)	(5)	—	(240)	(183)	(1,333)	(81)	(409)
Net increase (decrease) in net assets from
contract transactions	(358,385)	8,546	(3,509)	(5)	229,517	(12,589)	(89,158)	(1,266,601)	29,893	(349,345)

Net increase (decrease) in net assets	(327,213)	37,437	(6,127)	(73)	229,976	(8,478)	(75,745)	(1,169,136)	26,250	(355,492)

Net assets beginning of period	1,249,321	160,241	115,974	3,639	5,562	551,567	616,280	4,360,897	247,504	1,566,443

Net assets end of period	$922,108	$197,678	$109,847	$3,566	$235,538	$543,089	$540,535	$3,191,761	$273,754	$1,210,951

[1] Contract Unit Transactions
Units Outstanding at December 31, 2013	64,306	9,793	15,244	283	541	28,569	46,093	225,547	22,744	80,774

Units Issued	4,750	6,743	10,718	—	24,452	7,756	2,794	16,779	9,803	31,547
Units Redeemed	(23,017)	(6,369)	(12,356)	—	(2,798)	(8,304)	(9,157)	(81,160)	(7,065)	(49,016)

Units Outstanding at December 31, 2014	46,039	10,167	13,606	283	22,195	28,021	39,730	161,166	25,482	63,305

See notes to financial statements.

41

Jackson National Separate Account III
Statements of Changes in Net Assets
For the Year Ended December 31, 2014

	JNL/PPM America Mid Cap Value Fund - A	JNL/PPM America Small Cap Value Fund - A	JNL/PPM America Value Equity Fund - A	JNL/Red Rocks Listed Private Equity Fund - A	JNL/S&P 4 Fund - A	JNL/S&P Competitive Advantage Fund - A	JNL/S&P Dividend Income & Growth Fund - A	JNL/S&P Intrinsic Value Fund - A	JNL/S&P Managed Aggressive Growth Fund - A	JNL/S&P Managed Conservative Fund - A
Operations
Net investment income (loss)	$(444)	$(1,801)	$29,225	$10,063	$4,576	$(1,199)	$(1,511)	$(2,199)	$(35,337)	$(11,653)
Net realized gain (loss) on investments	7,940	22,822	88,356	17,641	40,507	20,498	54,225	59,358	391,044	29,325
Net change in unrealized appreciation
(depreciation) on investments	(7,255)	(15,200)	(10,578)	(29,923)	(2,996)	(8,848)	(20,216)	(5,633)	(189,913)	(2,216)
Net increase (decrease) in net assets
from operations	241	5,821	107,003	(2,219)	42,087	10,451	32,498	51,526	165,794	15,456

Contract transactions [1]
Purchase payments	—	—	11,314	—	3,130	—	—	—	70,864	—
Surrenders and terminations	(8,046)	(33)	(152,803)	(1,698)	(6,813)	(5,608)	(71,707)	(32,182)	(474,194)	(27,208)
Transfers between Investment Divisions	(28,268)	(5,989)	(54,013)	(11,098)	277,451	28,248	(107,426)	82,393	(31,127)	78,295
Contract owner charges (Note 3)	(15)	(15)	(773)	(2)	(202)	(5)	(96)	(33)	(1,316)	(431)
Net increase (decrease) in net assets from
contract transactions	(36,329)	(6,037)	(196,275)	(12,798)	273,566	22,635	(179,229)	50,178	(435,773)	50,656

Net increase (decrease) in net assets	(36,088)	(216)	(89,272)	(15,017)	315,653	33,086	(146,731)	101,704	(269,979)	66,112

Net assets beginning of period	47,259	149,750	1,082,045	202,872	247,781	98,381	358,411	283,812	3,482,698	924,720

Net assets end of period	$11,171	$149,534	$992,773	$187,855	$563,434	$131,467	$211,680	$385,516	$3,212,719	$990,832

[1] Contract Unit Transactions
Units Outstanding at December 31, 2013	3,110	9,993	80,805	13,759	14,011	5,139	22,396	14,922	202,683	69,770

Units Issued	—	14	6,727	1,770	18,057	2,650	2,268	8,660	29,629	16,310
Units Redeemed	(2,435)	(437)	(20,633)	(2,675)	(3,798)	(1,455)	(12,854)	(6,151)	(54,227)	(12,489)

Units Outstanding at December 31, 2014	675	9,570	66,899	12,854	28,270	6,334	11,810	17,431	178,085	73,591

See notes to financial statements.

42

Jackson National Separate Account III
Statements of Changes in Net Assets
For the Year Ended December 31, 2014

	JNL/S&P Managed Growth Fund - A	JNL/S&P Managed Moderate Fund - A	JNL/S&P Managed Moderate Growth Fund - A	JNL/S&P Mid 3 Fund - A (a)	JNL/S&P Total Yield Fund - A	JNL/T. Rowe Price Established Growth Fund - A	JNL/T. Rowe Price Mid-Cap Growth Fund - A	JNL/T. Rowe Price Short-Term Bond Fund - A	JNL/T. Rowe Price Value Fund - A	JNL/WMC Balanced Fund - A
Operations
Net investment income (loss)	$(55,830)	$(12,133)	$(58,878)	$—	$(793)	$(23,197)	$(41,197)	$(3,555)	$(5,354)	$(12,680)
Net realized gain (loss) on investments	283,058	27,441	212,028	—	38,449	280,770	389,510	1,487	103,898	290,120
Net change in unrealized appreciation
(depreciation) on investments	(925)	7,908	(19,466)	—	(21,918)	(155,064)	(23,871)	(3,182)	(9,556)	(9,745)
Net increase (decrease) in net assets
from operations	226,303	23,216	133,684	—	15,738	102,509	324,442	(5,250)	88,988	267,695

Contract transactions [1]
Purchase payments	48,979	1,432	20,102	—	955	11,418	13,581	8,981	(28,661)	135,081
Surrenders and terminations	(456,455)	(70,627)	(491,122)	—	(25,199)	(172,281)	(265,225)	(68,530)	(92,260)	(301,007)
Transfers between Investment Divisions	19,854	8,345	202,044	—	10,264	(163,621)	(36,077)	(22,889)	194,644	(269,792)
Contract owner charges (Note 3)	(1,851)	(337)	(1,157)	—	(88)	(681)	(793)	(191)	(135)	(679)
Net increase (decrease) in net assets from
contract transactions	(389,473)	(61,187)	(270,133)	—	(14,068)	(325,165)	(288,514)	(82,629)	73,588	(436,397)

Net increase (decrease) in net assets	(163,170)	(37,971)	(136,449)	—	1,670	(222,656)	35,928	(87,879)	162,576	(168,702)

Net assets beginning of period	5,764,314	932,492	4,656,220	—	126,952	1,647,903	3,039,600	463,254	724,780	3,375,960

Net assets end of period	$5,601,144	$894,521	$4,519,771	$—	$128,622	$1,425,247	$3,075,528	$375,375	$887,356	$3,207,258

[1] Contract Unit Transactions
Units Outstanding at December 31, 2013	341,787	65,211	286,900	—	7,803	83,209	90,799	44,406	37,723	193,512

Units Issued	15,686	2,868	20,438	—	5,429	3,695	3,662	24,487	13,159	25,359
Units Redeemed	(38,317)	(7,008)	(36,824)	—	(6,307)	(19,702)	(11,803)	(32,522)	(9,482)	(49,006)

Units Outstanding at December 31, 2014	319,156	61,071	270,514	—	6,925	67,202	82,658	36,371	41,400	169,865

(a) Commencement of operations April 28, 2014.

See notes to financial statements.

43

Jackson National Separate Account III
Statements of Changes in Net Assets
For the Year Ended December 31, 2014

	JNL/WMC Money Market Fund - A	JNL/WMC Value Fund - A
Operations
Net investment income (loss)	$(18,170)	$(183)
Net realized gain (loss) on investments	14	24,335
Net change in unrealized appreciation
(depreciation) on investments	—	(8,889)
Net increase (decrease) in net assets
from operations	(18,156)	15,263

Contract transactions [1]
Purchase payments	2,558	—
Surrenders and terminations	(317,640)	(51,342)
Transfers between Investment Divisions	333,620	(7,903)
Contract owner charges (Note 3)	(1,485)	(77)
Net increase (decrease) in net assets from
contract transactions	17,053	(59,322)

Net increase (decrease) in net assets	(1,103)	(44,059)

Net assets beginning of period	1,217,043	206,322

Net assets end of period	$1,215,940	$162,263

[1] Contract Unit Transactions
Units Outstanding at December 31, 2013	110,333	10,401

Units Issued	152,814	12
Units Redeemed	(151,250)	(2,954)

Units Outstanding at December 31, 2014	111,897	7,459

See notes to financial statements.

44

Jackson National Separate Account III
Notes to Financial Statements
December 31, 2015

Note 1 – Organization

Jackson National Life Insurance Company (“Jackson”) established Jackson National Separate Account III (the “Separate Account”) on October 23, 1997. The Separate Account commenced operations on April 13, 1998, and is a unit investment trust registered with the Securities Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended.

The Separate Account is a separate investment account of Jackson, its assets legally belong to Jackson and the obligations under the contracts are the obligation of Jackson. However, the contract assets in the Separate Account are not chargeable with liabilities arising out of any other business Jackson may conduct.

The Separate Account receives and invests, based on directions of the contract owners, net premiums for individual flexible premium variable annuity contracts issued by Jackson. The contracts can be purchased on a non-tax qualified basis or in connection with certain plans qualifying for favorable federal income tax treatment. The Separate Account contained one-hundred four (104) Investment Divisions during 2015, but currently contains ninety-nine (99) Investment Divisions as of December 31, 2015. These Investment Divisions each invested in shares of the following mutual funds (collectively, the “Funds”) during year ended December 31, 2015:

Jackson Variable Series Trust
JNL/DoubleLine Total Return Fund	JNL/PIMCO Credit Income Fund

JNL® Series Trust
JNL Alt 65 Fund - A(1)(4)(6)
JNL Disciplined Growth Fund - A(1)(6)
JNL Disciplined Moderate Fund - A(1)(6)
JNL Disciplined Moderate Growth Fund - A(1)(6)
JNL Institutional Alt 20 Fund - A(1)(6)
JNL Institutional Alt 35 Fund - A(1)(6)
JNL Institutional Alt 50 Fund - A(1)(6)
JNL Multi-Manager Small Cap Growth Fund - A(5)(6)
JNL Multi-Manager Small Cap Value Fund - A(5)(6)
JNL/American Funds® Balanced Allocation Fund - A(1)(6)
JNL/American Funds Blue Chip Income and Growth Fund - A(6)
JNL/American Funds Global Bond Fund - A(6)
JNL/American Funds Global Small Capitalization Fund - A(6)
JNL/American Funds Growth-Income Fund - A(6)
JNL/American Funds Growth Allocation Fund - A(1)(6)
JNL/American Funds International Fund - A(6)
JNL/American Funds New World Fund - A(6)
JNL/AQR Managed Futures Strategy Fund - A(6)
JNL/BlackRock Global Allocation Fund - A(6)
JNL/BlackRock Large Cap Select Growth Fund - A(6)
JNL/BlackRock Natural Resources Fund - A(4)(6)
JNL/Brookfield Global Infrastructure and MLP Fund - A(6)
JNL/Capital Guardian Global Balanced Fund - A(6)
JNL/Capital Guardian Global Diversified Research Fund - A(6)
JNL/Causeway International Value Select Fund - A(5)(6)

JNL/DFA U.S. Core Equity Fund - A(6)
JNL/Eastspring Investments Asia ex-Japan Fund - A(2)(6)
JNL/Eastspring Investments China-India Fund - A(2)(6)
JNL/Franklin Templeton Founding Strategy Fund - A(1)(6)
JNL/Franklin Templeton Global Growth Fund - A(6)
JNL/Franklin Templeton Global Multisector Bond Fund - A(6)
JNL/Franklin Templeton Income Fund - A(6)
JNL/Franklin Templeton International Small Cap Growth Fund - A(6)
JNL/Franklin Templeton Mutual Shares Fund - A(6)
JNL/Goldman Sachs Core Plus Bond Fund - A(6)
JNL/Goldman Sachs Emerging Markets Debt Fund - A(6)
JNL/Goldman Sachs Mid Cap Value Fund - A(6)
JNL/Goldman Sachs U.S. Equity Flex Fund - A(6)
JNL/Invesco Global Real Estate Fund - A(6)
JNL/Invesco International Growth Fund - A(6)
JNL/Invesco Large Cap Growth Fund - A(6)
JNL/Invesco Mid Cap Value Fund - A(6)
JNL/Invesco Small Cap Growth Fund - A(6)
JNL/Ivy Asset Strategy Fund - A(6)
JNL/JPMorgan MidCap Growth Fund - A(6)
JNL/JPMorgan U.S. Government & Quality Bond Fund - A(6)
JNL/Lazard Emerging Markets Fund - A(6)
JNL/MC 10 x 10 Fund - A(1)(3)(6)
JNL/MC Bond Index Fund - A(3)(6)
JNL/MC Dow Jones U.S. Contrarian Opportunities Index Fund - A(3)(6)(7)

JNL/MC Emerging Markets Index Fund - A(3)(6)
JNL/MC European 30 Fund - A(3)(6)
JNL/MC Global Alpha Fund - A(3)(6)(7)
JNL/MC Index 5 Fund - A(1)(3)(6)
JNL/MC International Index Fund- A(3)(6)
JNL/MC Pacific Rim 30 Fund- A(3)(6)
JNL/MC S&P 400 MidCap Index Fund- A(3)(6)
JNL/MC S&P 500 Index Fund- A(3)(6)
JNL/MC Small Cap Index Fund- A(3)(6)
JNL/Morgan Stanley Mid Cap Growth Fund - A(6)
JNL/Neuberger Berman Strategic Income Fund - A(6)
JNL/Oppenheimer Global Growth Fund - A(6)
JNL/PIMCO Real Return Fund - A(6)
JNL/PIMCO Total Return Bond Fund - A(6)
JNL/PPM America Floating Rate Income Fund - A(2)(6)
JNL/PPM America High Yield Bond Fund - A(2)(6)
JNL/PPM America Mid Cap Value Fund - A(2)(6)
JNL/PPM America Small Cap Value Fund - A(2)(6)
JNL/PPM America Value Equity Fund - A(2)(6)
JNL/Red Rocks Listed Private Equity Fund - A(6)
JNL/S&P 4 Fund - A(1)(6)
JNL/S&P Competitive Advantage Fund - A(6)
JNL/S&P Dividend Income & Growth Fund - A(6)
JNL/S&P Intrinsic Value Fund - A(6)
JNL/S&P Managed Aggressive Growth Fund - A(6)

45

Jackson National Separate Account III
Notes to Financial Statements (continued)
December 31, 2015

Note 1 – Organization (continued)

JNL Series Trust (continued)
JNL/S&P Managed Conservative Fund - A(6) JNL/S&P Managed Growth Fund - A(6) JNL/S&P Managed Moderate Fund - A(6) JNL/S&P Managed Moderate Growth Fund - A(6) JNL/S&P Mid 3 Fund - A(6)	JNL/S&P Total Yield Fund - A(6) JNL/T. Rowe Price Established Growth Fund - A(6) JNL/T. Rowe Price Mid-Cap Growth Fund - A(6) JNL/T. Rowe Price Short-Term Bond Fund - A(6)	JNL/T. Rowe Price Value Fund - A(6) JNL/WMC Balanced Fund - A(6) JNL/WMC Money Market Fund - A(6) JNL/WMC Value Fund - A(6)

JNL Variable Fund LLC
JNL/MC 25 Fund - A(3)(6)(7) JNL/MC Communications Sector Fund - A(3)(6)(8) JNL/MC Consumer Brands Sector Fund - A(3)(6) JNL/MC Financial Sector Fund - A(3)(6) JNL/MC Healthcare Sector Fund - A(3)(6)	JNL/MC JNL 5 Fund - A(3)(6) JNL/MC JNL Optimized 5 Fund - A(3)(6)(7) JNL/MC Nasdaq 25 Fund - A(3)(6) JNL/MC Oil & Gas Sector Fund - A(3)(6) JNL/MC S&P 24 Fund - A(3)(6)	JNL/MC S&P SMid 60 Fund - A(3) JNL/MC Technology Sector Fund - A(3)(6) JNL/MC Value Line 30 Fund - A(3)(6)(7)

JNL Investors Series Trust
JNL/PPM America Total Return Fund - A(2)(6)

Jackson National Asset Management, LLC (“JNAM”) serves as investment adviser for the Funds comprising the Jackson Variable Series Trust, JNL Series Trust, JNL Variable Fund LLC and JNL Investors Series Trust. JNAM is a wholly-owned subsidiary of Jackson and received fees for its services from each Fund.

During the year ended December 31, 2015, the following Funds changed names:

PRIOR FUND NAME	CURRENT FUND NAME	EFFECTIVE DATE
JNL Institutional Alt 65 Fund - A	JNL Alt 65 Fund - A	April 27, 2015
JNL/BlackRock Commodity Securities Strategy Fund - A	JNL/BlackRock Natural Resources Fund - A	September 28, 2015
JNL/Eagle SmallCap Equity Fund - A	JNL Multi-Manager Small Cap Growth Fund - A	September 28, 2015
JNL/Franklin Templeton Small Cap Value Fund - A	JNL Multi-Manager Small Cap Value Fund - A	September 28, 2015
JNL/JPMorgan International Value Fund - A	JNL/Causeway International Value Select Fund - A	September 28, 2015

46

Jackson National Separate Account III
Notes to Financial Statements (continued)
December 31, 2015

Note 1 – Organization (continued)

During the year ended December 31, 2015, the following Fund acquisitions were completed:

ACQUIRED FUND	ACQUIRING FUND	DATE OF ACQUISITION
JNL/MC Global Alpha Fund - A	JNL/AQR Managed Futures Strategy Fund - A	April 27, 2015
JNL/MC JNL Optimized 5 Fund - A	JNL/MC JNL 5 Fund - A	April 27, 2015
JNL/MC Value Line 30 Fund - A	JNL/MC S&P 24 Fund - A	April 27, 2015
JNL/MC 25 Fund - A	JNL/S&P 4 Fund - A	September 28, 2015
JNL/MC Dow Jones U.S. Contrarian Opportunities Index Fund - A	JNL/MC S&P 400 MidCap Index Fund - A	September 28, 2015
(1) The Fund is a Fund of Fund advised by JNAM, an affiliate of Jackson and has no sub-adviser.
(2) The Fund is sub-advised by an affiliate of Jackson.
(3) “MC” denotes the sub-adviser Mellon Capital throughout these financial statements.
(4) The Fund’s name was changed during the year ended December 31, 2015 to align the Fund name with its investment strategy.
(5) The Fund’s name was changed during the year ended December 31, 2015 due to a change in sub-adviser(s).
(6) “A” denotes Class A shares of the respective Fund throughout these financial statements.
(7) This Fund is no longer available as of December 31, 2015.
(8) JNL/MC Communications Sector Fund is closed to new contract owners

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investments

The Separate Account’s Investment Divisions’ investments in the corresponding Funds are stated at the closing net asset value (“NAV”) of the respective Fund, which represent fair value. The average cost method is used in determining the cost of the shares sold on withdrawals by the Investment Divisions of the Separate Account. Investments in the Funds are recorded on trade date for financial reporting purposes. Realized gain distributions and dividend income distributions received from the Funds are reinvested in additional shares of the Funds and are recorded as gain or income to the Investment Divisions of the Separate Account on the ex-dividend date.

47

Jackson National Separate Account III
Notes to Financial Statements
December 31, 2015

Note 2 - Significant Accounting Policies (continued)

Federal Income Taxes

The operations of the Separate Account are taxed as part of the operations of Jackson, which is taxed as a “life insurance company” under the provisions of the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Separate Account. Therefore, no federal income tax provision is required.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 740 “Income Taxes” provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FASB ASC Topic 740 establishes for all entities, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. FASB ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Separate Account’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax expense in the current year. The Interpretation requires that management evaluate the tax positions taken in the returns which remain subject to examination by the Internal Revenue Service and other tax jurisdictions. JNAM completed an evaluation of the Separate Account’s tax positions and based on that evaluation, determined that no provision for federal income tax is required in the Separate Account’s financial statements during the year ended December 31, 2015.

FASB ASC Topic 820, “Fair Value Measurement”

Recently adopted Accounting Standards Update 2015-07, Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) eliminates the requirement to categorize investments in the fair value hierarchy if its fair value is measured at net asset value using a practical expedient. As of December 31, 2015, all of the Separate Account’s Investment Divisions’ investment in each of the corresponding Funds are valued as a practical expedient at their daily reported net asset value (“NAV”) and as such are not included in the fair value hierarchy required under FASB ASC Topic 820, “Fair Value Measurement”.  On each valuation date, the NAV of each corresponding Fund is determined as of the close of trading (generally, 4:00 PM Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading.  The characterization of the underlying securities held by the Funds in accordance with FASB ASC Topic 820 differs from the characterization of the Separate Account’s Investment Divisions’ investment in the corresponding Funds. Although there can be no assurance, in general, the fair value of the investment valued as a practical expedient is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants upon its current sale.

Note 3 - Contract Charges

Under the term of the contracts, certain charges are allocated to the contract owner, to compensate Jackson for providing the insurance benefits set forth in the contracts, administering the contracts, distributing the contracts, and assuming certain risks in connection with the contracts. These charges result in a reduction in contract unit value or redemptions of contract units in the number of contract units outstanding.

Contract Owner Charges

The following charges are assessed to the contract owner by redemption of contract units outstanding:

Contract Maintenance Charge

An annual contract maintenance charge of $50 is charged against each contract to reimburse Jackson for expenses incurred in establishing and maintaining records relating to the contract. The contract maintenance charge is assessed on each anniversary of the contract date that occurs prior to the annuity date or in conjunction with a total withdrawal, as applicable. This charge is only imposed if the contract value is less than $50,000 on the date when the charge is assessed. The charge is deducted by redemption of contract units.

48

Jackson National Separate Account III
Notes to Financial Statements
December 31, 2015

Note 3 - Contract Charges (continued)

Transfer Charge

A transfer charge of $25 will apply to transfers made by contract owners between the Investment Divisions in excess of 15 transfers in a contract year. Contract year is defined as the succeeding twelve months from the contract issue date. Jackson may waive the transfer charge in connection with pre-authorized automatic transfer programs, or in those states where a lesser charge is required. This charge will be deducted from the amount transferred prior to the allocation to a different Investment Division.

Optional Benefit Charges

Guaranteed Minimum Withdrawal Benefit Charge. If this benefit has been selected, Jackson will assess an annual charge of 0.51% to 1.86%, depending on the contract, of the Guaranteed Withdrawal Balance (“GWB”). The charge will be deducted each calendar quarter from the contract value by redemption of contract units.

Asset-based Charges

The following charges are assessed to the contract owner by a reduction in contract unit value:

Insurance Charges

Jackson deducts a daily charge for administrative expenses from the net assets of the Separate Account equivalent to an annual rate of 0.15%. The administration charge is designed to reimburse Jackson for administrative expenses related to the Separate Account and its contracts and reduces the contract unit value.

Jackson deducts a daily base contract charge from the net assets of the Separate Account equivalent to an annual rate of 1.35% for the assumption of mortality and expense risks. The mortality risk assumed by Jackson is that the insured may receive benefits greater than those anticipated by Jackson. The expense risk assumed by Jackson is that the actual cost of administering the contracts of the Separate Account will exceed the amount received from the Administration Charge and the Contract Maintenance Charge.

Premium Taxes

Some states and other governmental entities charge premium taxes or other similar taxes. Jackson pays these taxes and may make a deduction from the value of the contract for them. Premium taxes generally range from 0% to 3.5% depending on the state.

Note 4 – Purchases and Sales of Investments

For the year ended December 31, 2015, cost of purchases and proceeds from sales of the Investment Divisions’ investments in the corresponding Funds are as follows:

Jackson Variable Series Trust
	Cost of Purchases	Proceeds from Sales		Cost of Purchases	Proceeds from Sales
JNL/DoubleLine Total Return Fund	$—	$—	JNL/PIMCO Credit Income Fund	$—	$—

49

Jackson National Separate Account III
Notes to Financial Statements
December 31, 2015

Note 4 - Purchases and Sales of Investments (continued)

JNL Series Trust
	Cost of Purchases	Proceeds from Sales		Cost of Purchases	Proceeds from Sales
JNL Alt 65 Fund - A	$2,798	$871	JNL/Goldman Sachs Mid Cap Value Fund - A	$76,678	$70,077
JNL Disciplined Growth Fund - A	—	0	JNL/Goldman Sachs U.S. Equity Flex Fund - A	4,094	18,542
JNL Disciplined Moderate Fund - A	15,056	6,753	JNL/Invesco Global Real Estate Fund - A	60,915	138,348
JNL Disciplined Moderate Growth Fund - A	7,231	2,333	JNL/Invesco International Growth Fund - A	40,302	81,150
JNL Institutional Alt 20 Fund - A	989	868	JNL/Invesco Large Cap Growth Fund - A	120,988	99,795
JNL Institutional Alt 35 Fund - A	21,551	7,780	JNL/Invesco Mid Cap Value Fund - A	77,863	212,640
JNL Institutional Alt 50 Fund - A	3,147	1,418	JNL/Invesco Small Cap Growth Fund - A	45,966	53,096
JNL Multi-Manager Small Cap Growth Fund - A	25,274	69,168	JNL/Ivy Asset Strategy Fund - A	64,107	115,260
JNL Multi-Manager Small Cap Value Fund - A	100,298	275,969	JNL/JPMorgan MidCap Growth Fund - A	189,327	138,706
JNL/American Funds Balanced Allocation Fund - A	223,998	1,700	JNL/JPMorgan U.S. Government & Quality Bond Fund - A	55,709	68,089
JNL/American Funds Blue Chip Income and Growth Fund - A	53,270	52,733	JNL/Lazard Emerging Markets Fund - A	6,718	7,598
JNL/American Funds Global Bond Fund - A	298	13,041	JNL/MC 10 x 10 Fund - A	1,731	36,329
JNL/American Funds Global Small Capitalization Fund - A	30,908	55,862	JNL/MC Bond Index Fund - A	12,719	26,103
JNL/American Funds Growth-Income Fund - A	172,368	39,638	JNL/MC Dow Jones U.S. Contrarian Opportunities Index Fund - A**	—	—
JNL/American Funds Growth Allocation Fund - A	4,149	1,304	JNL/MC Emerging Markets Index Fund - A	2,686	34,361
JNL/American Funds International Fund - A	133,626	34,769	JNL/MC European 30 Fund - A	5,459	4,445
JNL/American Funds New World Fund - A	116,115	56,270	JNL/MC Global Alpha Fund - A*	—	8,846
JNL/AQR Managed Futures Strategy Fund - A	9,448	86	JNL/MC Index 5 Fund - A	5,317	6,134
JNL/BlackRock Global Allocation Fund - A	37,945	10,270	JNL/MC International Index Fund - A	75,880	50,917
JNL/BlackRock Large Cap Select Growth Fund - A	143,627	288,257	JNL/MC Pacific Rim 30 Fund - A	17,450	8,978
JNL/BlackRock Natural Resources Fund - A	35,490	44,109	JNL/MC S&P 400 MidCap Index Fund - A	81,884	89,925
JNL/Brookfield Global Infrastructure and MLP Fund - A	63,262	81,186	JNL/MC S&P 500 Index Fund - A	925,535	927,635
JNL/Capital Guardian Global Balanced Fund - A	59,907	52,416	JNL/MC Small Cap Index Fund - A	125,640	145,782
JNL/Capital Guardian Global Diversified Research Fund - A	96,900	353,118	JNL/Morgan Stanley Mid Cap Growth Fund - A	142	57
JNL/Causeway International Value Select Fund - A	43,013	83,177	JNL/Neuberger Berman Strategic Income Fund - A	52,932	39,066
JNL/DFA U.S. Core Equity Fund - A	107,594	331,363	JNL/Oppenheimer Global Growth Fund - A	51,588	99,351
JNL/Eastspring Investments Asia ex-Japan Fund - A	21,253	1,448	JNL/PIMCO Real Return Fund - A	38,070	144,465
JNL/Eastspring Investments China-India Fund - A	28,788	30,487	JNL/PIMCO Total Return Bond Fund - A	267,471	720,049
JNL/Franklin Templeton Founding Strategy Fund - A	13,612	51,127	JNL/PPM America Floating Rate Income Fund - A	32,053	165,345
JNL/Franklin Templeton Global Growth Fund - A	188,643	138,687	JNL/PPM America High Yield Bond Fund - A	580,299	763,422
JNL/Franklin Templeton Global Multisector Bond Fund - A	20,116	116,313	JNL/PPM America Mid Cap Value Fund - A	4,597	1,252
JNL/Franklin Templeton Income Fund - A	33,161	243,745	JNL/PPM America Small Cap Value Fund - A	264,471	4,772
JNL/Franklin Templeton International Small Cap Growth Fund - A	47,696	16,666	JNL/PPM America Value Equity Fund - A	53,221	148,429
JNL/Franklin Templeton Mutual Shares Fund - A	98,076	98,916	JNL/Red Rocks Listed Private Equity Fund - A	20,398	10,662
JNL/Goldman Sachs Core Plus Bond Fund - A	88,388	255,253	JNL/S&P 4 Fund - A	368,315	123,291
JNL/Goldman Sachs Emerging Markets Debt Fund - A	1,369	1,843	JNL/S&P Competitive Advantage Fund - A	49,083	57,200

50

Jackson National Separate Account III
Notes to Financial Statements
December 31, 2015

Note 4 – Purchases and Sales of Investments (continued)

JNL Series Trust (continued)
	Cost of Purchases	Proceeds from Sales		Cost of Purchases	Proceeds from Sales
JNL/S&P Dividend Income & Growth Fund - A	$138,188	$49,786	JNL/S&P Total Yield Fund - A	$25,740	$30,516
JNL/S&P Intrinsic Value Fund - A	45,220	73,146	JNL/T. Rowe Price Established Growth Fund - A	197,078	212,700
JNL/S&P Managed Aggressive Growth Fund - A	75,579	468,054	JNL/T. Rowe Price Mid-Cap Growth Fund - A	598,861	708,861
JNL/S&P Managed Conservative Fund - A	115,694	331,764	JNL/T. Rowe Price Short-Term Bond Fund - A	455,050	201,386
JNL/S&P Managed Growth Fund - A	129,528	435,318	JNL/T. Rowe Price Value Fund - A	145,267	154,023
JNL/S&P Managed Moderate Fund - A	12,209	243,050	JNL/WMC Balanced Fund - A	526,212	588,086
JNL/S&P Managed Moderate Growth Fund - A	12,875	610,904	JNL/WMC Money Market Fund - A	1,239,256	1,124,514
JNL/S&P Mid 3 Fund - A	—	—	JNL/WMC Value Fund - A	29,263	36,509

JNL Variable Fund LLC
	Cost of Purchases	Proceeds from Sales		Cost of Purchases	Proceeds from Sales
JNL/MC 25 Fund - A**	$73,698	$226,370	JNL/MC Nasdaq 25 Fund - A	$10,535	$76,552
JNL/MC Communications Sector Fund - A	292	2,316	JNL/MC Oil & Gas Sector Fund - A	243,193	209,843
JNL/MC Consumer Brands Sector Fund - A	223,318	25,949	JNL/MC S&P 24 Fund - A	29,375	26,073
JNL/MC Financial Sector Fund - A	59,088	29,977	JNL/MC S&P SMid 60 Fund - A	91,379	28,161
JNL/MC Healthcare Sector Fund - A	241,092	142,784	JNL/MC Technology Sector Fund - A	66,542	53,227
JNL/MC JNL 5 Fund - A	947,209	974,823	JNL/MC Value Line 30 Fund - A*	396	113,442
JNL/MC JNL Optimized 5 Fund - A*	314	366,640

JNL Investors Series Trust
	Cost of Purchases	Proceeds from Sales
JNL/PPM America Total Return Fund - A	$—	$—
*No longer available as of April 27, 2015.
**No longer available as of September 28, 2015

Note 5 - Subsequent Events

Management has evaluated subsequent events for the Separate Account through the date the financial statements are issued and the following events occurred:

On March 21, 2016, contract holders of the applicable Investment Division as shareowners in the acquired Fund approved the following acquisitions: JNL/Mellon Capital Frontier Markets 100 Index Fund into JNL/Mellon Capital Emerging Markets Index Fund; JNL/Eastspring Investments Asia ex-Japan Fund into JNL/Eastspring Investments China-India Fund (renamed JNL/Invesco China-India Fund); JNL/Invesco Large Cap Growth Fund into JNL/BlackRock Large Cap Select Growth Fund; and JNL/Capital Guardian Global Diversified Research Fund into JNL/Oppenheimer Global Growth Fund. The acquisitions will be effective after close of business on April 22, 2016. Also effective after close of business on April 22, 2016, JNL/PPM America Total Return Fund will be acquired by JNL/PPM America Total Return Fund, a separate series of JNL Series Trust.

No other events were noted that required adjustments to the financial statements or disclosures in the notes.

51

Jackson National Separate Account III
Notes to Financial Statements (continued)

Note 6 - Financial Highlights
 The following is a summary for each period in the five-year period ended December 31, 2015, of unit values, total returns and expense ratios and certain other Investment Division data. Unit values for Investment Divisions that do not have any assets at period end are calculated based on the net asset value of the underlying Fund less expenses charged directly to that Investment Division of the Separate Account.

	JNL/DoubleLine Total Return Fund (a)	JNL/PIMCO Credit Income Fund (a)	JNL Alt 65 Fund - A	JNL Disciplined Growth Fund - A	JNL Disciplined Moderate Fund - A	JNL Disciplined Moderate Growth Fund - A	JNL Institutional Alt 20 Fund - A	JNL Institutional Alt 35 Fund - A	JNL Institutional Alt 50 Fund - A	JNL Multi-Manager Small Cap Growth Fund - A
Period ended December 31, 2015

Unit Value	$10.786915	$11.135925	$16.774668	$11.261511	$12.516039	$12.105575	$16.031726	$16.410571	$16.408318	$21.477105
[1] Net Assets (in thousands)	$—	$—	$28	$—	$8	$124	$8	$198	$32	$136
[1] Units Outstanding (in thousands)	—	—	2	—	1	10	1	12	2	6
Total Return*	-0.85%***	-0.97%***	-3.27%	-4.08%	-3.27%	-3.46%	-3.69%	-3.74%	-3.51%	-6.09%
Investment Income Ratio**	0.00%	0.00%	1.84%	0.00%	5.91%	2.38%	2.27%	2.36%	2.29%	0.00%
Ratio of Expenses****	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2014

Unit Value	n/a	n/a	$17.341131	$11.740909	$12.939132	$12.539031	$16.645946	$17.048360	$17.005432	$22.870969
Net Assets (in thousands)	n/a	n/a	$29	$—	$—	$128	$9	$210	$34	$206
Units Outstanding (in thousands)	n/a	n/a	2	—	—	10	1	12	2	9
Total Return*	n/a	n/a	0.13%	3.42%	3.78%	3.50%	0.69%	0.39%	0.35%	1.27%
Investment Income Ratio**	n/a	n/a	1.58%	0.00%	0.00%	1.77%	1.71%	1.53%	1.50%	0.00%
Ratio of Expenses****	n/a	n/a	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2013

Unit Value	n/a	n/a	$17.319292	$11.352780	$12.467742	$12.115330	$16.531736	$16.982966	$16.946701	$22.585091
Net Assets (in thousands)	n/a	n/a	$29	$—	$—	$124	$10	$235	$35	$340
Units Outstanding (in thousands)	n/a	n/a	2	—	—	10	1	14	2	15
Total Return*	n/a	n/a	7.87%	22.21%	15.37%	20.85%	12.18%	10.78%	8.71%	28.53%
Investment Income Ratio**	n/a	n/a	1.12%	0.00%	0.00%	1.05%	1.88%	1.65%	0.93%	0.07%
Ratio of Expenses****	n/a	n/a	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2012

Unit Value	n/a	n/a	$16.056316	$9.289391	$10.807130	$10.024932	$14.736560	$15.329986	$15.588805	$17.571612
Net Assets (in thousands)	n/a	n/a	$26	$—	$—	$104	$10	$205	$29	$241
Units Outstanding (in thousands)	n/a	n/a	2	—	—	10	1	13	2	14
Total Return*	n/a	n/a	9.30%	12.87%	11.61%	12.51%	9.49%	9.67%	9.22%	12.13%
Investment Income Ratio**	n/a	n/a	2.60%	0.00%	0.00%	1.28%	1.39%	1.59%	1.79%	0.00%
Ratio of Expenses****	n/a	n/a	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2011

Unit Value	n/a	n/a	$14.690414	$8.229836	$9.682778	$8.910415	$13.459549	$13.978747	$14.272891	$15.670253
Net Assets (in thousands)	n/a	n/a	$24	$—	$—	$91	$9	$184	$19	$236
Units Outstanding (in thousands)	n/a	n/a	2	—	—	10	1	13	1	15
Total Return*	n/a	n/a	-6.84%	-4.58%	-0.78%	-2.34%	-4.01%	-5.24%	-6.05%	-3.76%
Investment Income Ratio**	n/a	n/a	0.72%	0.00%	0.00%	0.97%	0.83%	0.75%	0.97%	0.00%
Ratio of Expenses****	n/a	n/a	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

* Total return for period indicated, includes changes in value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

**   These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets of the Investment Division.  In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the underlying Fund.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

**** Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

[1] Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

(a) The Fund was made available to the separate account effective September 28, 2015.
52

Jackson National Separate Account III
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

	JNL Multi-Manager Small Cap Value Fund - A	JNL/American Funds Balanced Allocation Fund - A (a)	JNL/American Funds Blue Chip Income and Growth Fund - A	JNL/American Funds Global Bond Fund - A	JNL/American Funds Global Small Capitalization Fund - A	JNL/American Funds Growth-Income Fund - A	JNL/American Funds Growth Allocation Fund - A (a)	JNL/American Funds International Fund - A	JNL/American Funds New World Fund - A	JNL/AQR Managed Futures Strategy Fund - A (b)
Period ended December 31, 2015

Unit Value	$15.450957	$11.834268	$15.739157	$9.957949	$12.661750	$16.223539	$12.474235	$11.194705	$10.301730	$11.173660
[1] Net Assets (in thousands)	$181	$227	$127	$11	$86	$201	$38	$270	$199	$8
[1] Units Outstanding (in thousands)	12	19	8	1	7	12	3	24	19	1
Total Return*	-10.79%	-1.63%	-4.76%	-5.66%	-1.53%	-0.49%	-1.13%	-6.26%	-5.01%	-7.24%***
Investment Income Ratio**	0.30%	2.11%	2.37%	0.96%	0.00%	0.71%	0.97%	0.75%	0.79%	11.23%
Ratio of Expenses****	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2014

Unit Value	$17.319261	$12.030850	$16.525117	$10.555655	$12.859027	$16.303165	$12.616237	$11.942213	$10.844539	n/a
Net Assets (in thousands)	$410	$19	$134	$25	$110	$77	$36	$195	$156	n/a
Units Outstanding (in thousands)	24	2	8	2	9	5	3	16	14	n/a
Total Return*	-1.34%	2.71%	13.28%	-0.33%	0.29%	8.55%	2.52%	-4.48%	-9.58%	n/a
Investment Income Ratio**	0.39%	0.84%	1.17%	0.01%	0.21%	0.21%	0.71%	0.69%	0.90%	n/a
Ratio of Expenses****	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	n/a

Period ended December 31, 2013

Unit Value	$17.555116	$11.713077	$14.588123	$10.590863	$12.821959	$15.019547	$12.306064	$12.502524	$11.993445	n/a
Net Assets (in thousands)	$376	$19	$109	$28	$114	$184	$18	$195	$75	n/a
Units Outstanding (in thousands)	21	2	7	3	9	12	1	16	6	n/a
Total Return*	32.38%	13.54%	30.46%	-4.40%	25.99%	30.95%	19.06%	19.30%	9.23%	n/a
Investment Income Ratio**	0.80%	0.55%	1.01%	2.02%	0.62%	0.85%	0.00%	0.76%	0.54%	n/a
Ratio of Expenses****	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	n/a

Period ended December 31, 2012

Unit Value	$13.260827	$10.315896	$11.182199	$11.077806	$10.176586	$11.469269	$10.335689	$10.479752	$10.979653	n/a
Net Assets (in thousands)	$300	$—	$71	$33	$89	$96	$—	$154	$35	n/a
Units Outstanding (in thousands)	23	—	6	3	9	8	—	15	3	n/a
Total Return*	15.87%	3.16%***	11.74%	4.18%	16.14%	15.18%	3.36%***	15.66%	15.62%	n/a
Investment Income Ratio**	0.23%	0.00%	1.14%	1.29%	0.79%	0.68%	0.00%	1.05%	1.28%	n/a
Ratio of Expenses****	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	n/a

Period ended December 31, 2011

Unit Value	$11.444955	n/a	$10.007526	$10.632938	$8.762390	$9.958000	n/a	$9.061055	$9.495959	n/a
Net Assets (in thousands)	$266	n/a	$39	$48	$54	$—	n/a	$127	$8	n/a
Units Outstanding (in thousands)	23	n/a	4	5	6	—	n/a	14	1	n/a
Total Return*	-4.17%	n/a	-2.72%	2.77%	-20.63%	-3.76%	n/a	-15.65%	-15.57%	n/a
Investment Income Ratio**	0.26%	n/a	0.58%	0.98%	0.32%	0.00%	n/a	1.66%	0.37%	n/a
Ratio of Expenses****	1.50%	n/a	1.50%	1.50%	1.50%	1.50%	n/a	1.50%	1.50%	n/a

* Total return for period indicated, includes changes in value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

**   These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets of the Investment Division.  In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the underlying Fund.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

**** Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

[1] Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

(a) Commencement of operations April 30, 2012.
(b) The Fund was made available to the separate account effective April 27, 2015.

53

Jackson National Separate Account III
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

	JNL/BlackRock Global Allocation Fund - A	JNL/BlackRock Large Cap Select Growth Fund - A	JNL/BlackRock Natural Resources Fund - A	JNL/Brookfield Global Infrastructure and MLP Fund - A (a)	JNL/Capital Guardian Global Balanced Fund - A	JNL/Capital Guardian Global Diversified Research Fund - A	JNL/Causeway International Value Select Fund - A	JNL/DFA U.S. Core Equity Fund - A	JNL/Eastspring Investments Asia ex-Japan Fund - A	JNL/Eastspring Investments China-India Fund - A
Period ended December 31, 2015

Unit Value	$11.585505	$22.253105	$6.978260	$12.485865	$14.326408	$14.949689	$11.859002	$15.915805	$8.088903	$9.587616
[1] Net Assets (in thousands)	$302	$1,885	$109	$136	$658	$1,117	$355	$506	$22	$45
[1] Units Outstanding (in thousands)	26	85	16	11	46	75	30	32	3	5
Total Return*	-2.81%	4.65%	-24.88%	-19.76%	-2.99%	1.14%	-4.99%	-3.55%	-17.90%	-6.45%
Investment Income Ratio**	2.04%	0.00%	0.45%	1.75%	0.73%	0.77%	3.08%	0.69%	2.57%	0.87%
Ratio of Expenses****	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2014

Unit Value	$11.920931	$21.264085	$9.289680	$15.560779	$14.767359	$14.780531	$12.481550	$16.502440	$9.852820	$10.248375
Net Assets (in thousands)	$302	$2,011	$155	$201	$704	$1,337	$419	$759	$10	$51
Units Outstanding (in thousands)	25	95	17	13	48	90	34	46	1	5
Total Return*	0.34%	7.26%	-15.52%	5.75%	-0.95%	0.83%	-11.87%	8.19%	4.08%	9.74%
Investment Income Ratio**	0.68%	0.00%	0.00%	0.54%	0.91%	0.72%	1.73%	0.50%	0.94%	1.17%
Ratio of Expenses****	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2013

Unit Value	$11.880960	$19.823962	$10.996840	$14.714830	$14.909349	$14.659576	$14.162309	$15.253465	$9.466135	$9.338508
Net Assets (in thousands)	$305	$1,746	$256	$258	$701	$1,501	$658	$834	$10	$47
Units Outstanding (in thousands)	26	88	23	18	47	102	46	55	1	5
Total Return*	12.61%	36.92%	7.88%	21.60%	13.83%	21.40%	19.67%	33.15%	-7.44%	-3.80%
Investment Income Ratio**	0.37%	0.02%	0.40%	0.62%	1.66%	1.19%	2.98%	0.73%	1.38%	0.92%
Ratio of Expenses****	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2012

Unit Value	$10.550555	$14.478368	$10.193717	$12.101365	$13.098380	$12.075578	$11.834908	$11.455457	$10.227410	$9.707265
Net Assets (in thousands)	$515	$1,407	$189	$166	$644	$1,379	$778	$790	$11	$53
Units Outstanding (in thousands)	49	97	19	14	49	114	66	69	1	5
Total Return*	7.95%	8.96%	-0.72%	16.89%	11.35%	15.28%	15.41%	12.00%	20.72%	21.63%
Investment Income Ratio**	0.00%	0.14%	0.00%	0.06%	1.83%	1.18%	4.51%	0.85%	0.64%	0.67%
Ratio of Expenses****	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2011

Unit Value	$9.773532	$13.287421	$10.267282	$10.352340	$11.762753	$10.475423	$10.254803	$10.228110	$8.472091	$7.980854
Net Assets (in thousands)	$508	$1,554	$174	$—	$681	$1,307	$705	$757	$8	$76
Units Outstanding (in thousands)	52	117	17	—	58	125	69	74	1	10
Total Return*	-5.25%	-0.75%	-8.74%	3.52%***	-6.17%	-5.93%	-14.16%	-2.31%	-22.37%	-28.96%
Investment Income Ratio**	2.57%	0.32%	0.55%	0.00%	0.99%	0.93%	2.81%	0.51%	0.10%	0.10%
Ratio of Expenses****	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

* Total return for period indicated, includes changes in value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

**   These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets of the Investment Division.  In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the underlying Fund.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

**** Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

[1] Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

(a) Commencement of operations December 12, 2011.

54

Jackson National Separate Account III
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

	JNL/Franklin Templeton Founding Strategy Fund - A	JNL/Franklin Templeton Global Growth Fund - A	JNL/Franklin Templeton Global Multisector Bond Fund - A (a)	JNL/Franklin Templeton Income Fund - A	JNL/Franklin Templeton International Small Cap Growth Fund - A	JNL/Franklin Templeton Mutual Shares Fund - A	JNL/Goldman Sachs Core Plus Bond Fund - A	JNL/Goldman Sachs Emerging Markets Debt Fund - A	JNL/Goldman Sachs Mid Cap Value Fund - A	JNL/Goldman Sachs U.S. Equity Flex Fund - A
Period ended December 31, 2015

Unit Value	$11.052637	$9.989829	$11.025214	$12.756322	$10.057781	$11.387065	$18.846076	$10.890693	$17.127833	$12.883751
[1] Net Assets (in thousands)	$410	$288	$154	$614	$107	$442	$733	$49	$168	$43
[1] Units Outstanding (in thousands)	37	29	14	48	11	39	39	4	10	3
Total Return*	-7.58%	-7.82%	-5.57%	-8.74%	2.26%	-6.08%	-1.11%	-13.64%	-10.31%	-3.19%
Investment Income Ratio**	1.50%	1.90%	7.48%	3.80%	1.00%	3.38%	1.90%	0.00%	0.49%	0.00%
Ratio of Expenses****	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2014

Unit Value	$11.959704	$10.837498	$11.676131	$13.978179	$9.835303	$12.124793	$19.057039	$12.610512	$19.097360	$13.307967
Net Assets (in thousands)	$484	$259	$271	$908	$81	$505	$912	$56	$196	$62
Units Outstanding (in thousands)	40	24	23	65	8	42	48	4	10	5
Total Return*	1.14%	-3.82%	-1.93%	1.65%	-10.77%	5.70%	3.83%	-6.36%	11.45%	12.23%
Investment Income Ratio**	1.71%	0.76%	3.07%	2.93%	0.77%	0.78%	2.28%	1.75%	0.76%	0.05%
Ratio of Expenses****	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2013

Unit Value	$11.824916	$11.267692	$11.906173	$13.751448	$11.022513	$11.470866	$18.354717	$13.466489	$17.135353	$11.857856
Net Assets (in thousands)	$373	$261	$266	$1,059	$68	$474	$874	$60	$163	$42
Units Outstanding (in thousands)	32	23	22	77	6	41	48	4	9	4
Total Return*	22.12%	28.41%	1.98%	12.38%	30.44%	26.38%	-2.53%	-9.21%	30.76%	32.20%
Investment Income Ratio**	1.45%	1.10%	2.88%	3.67%	0.96%	0.82%	2.90%	8.00%	0.34%	0.15%
Ratio of Expenses****	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2012

Unit Value	$9.682980	$8.774814	$11.674530	$12.236139	$8.450238	$9.076365	$18.830186	$14.832929	$13.104842	$8.969596
Net Assets (in thousands)	$774	$211	$32	$957	$8	$394	$959	$67	$159	$25
Units Outstanding (in thousands)	80	24	3	78	1	43	51	5	12	3
Total Return*	14.23%	20.23%	16.13%	10.53%	25.36%	11.97%	6.15%	18.25%	16.25%	17.81%
Investment Income Ratio**	2.11%	1.34%	0.20%	4.57%	1.08%	1.48%	2.15%	0.00%	1.02%	0.38%
Ratio of Expenses****	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2011

Unit Value	$8.477090	$7.298156	$10.052559	$11.070921	$6.740625	$8.106255	$17.738514	$12.543259	$11.272733	$7.613776
Net Assets (in thousands)	$687	$206	$—	$814	$58	$297	$946	$60	$187	$22
Units Outstanding (in thousands)	81	28	—	74	9	37	53	5	17	3
Total Return*	-2.83%	-7.48%	0.53%***	1.01%	-15.65%	-2.14%	4.68%	-6.09%	-7.93%	-11.96%
Investment Income Ratio**	1.31%	0.83%	0.00%	3.59%	0.98%	2.87%	1.66%	3.78%	0.54%	0.12%
Ratio of Expenses****	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

* Total return for period indicated, includes changes in value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

**   These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets of the Investment Division.  In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the underlying Fund.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

**** Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

[1] Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

(a) Commencement of operations December 12, 2011.

55

Jackson National Separate Account III
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

	JNL/Invesco Global Real Estate Fund - A	JNL/Invesco International Growth Fund - A	JNL/Invesco Large Cap Growth Fund - A	JNL/Invesco Mid Cap Value Fund - A	JNL/Invesco Small Cap Growth Fund - A	JNL/Ivy Asset Strategy Fund - A	JNL/JPMorgan MidCap Growth Fund - A	JNL/JPMorgan U.S. Government & Quality Bond Fund - A	JNL/Lazard Emerging Markets Fund - A	JNL/MC 10 x 10 Fund - A
Period ended December 31, 2015

Unit Value	$15.539513	$14.081837	$18.263485	$23.535756	$23.802493	$12.169106	$22.397062	$13.598587	$10.036228	$12.356860
[1] Net Assets (in thousands)	$279	$455	$404	$776	$346	$391	$504	$148	$56	$37
[1] Units Outstanding (in thousands)	18	32	22	33	15	32	22	11	6	3
Total Return*	-2.44%	-3.49%	3.44%	-10.43%	-3.26%	-10.50%	1.48%	-1.04%	-19.90%	-3.72%
Investment Income Ratio**	2.38%	1.71%	0.00%	0.30%	0.00%	0.64%	0.00%	2.04%	3.02%	1.37%
Ratio of Expenses****	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2014

Unit Value	$15.927832	$14.590326	$17.656033	$26.277090	$24.603691	$13.597379	$22.071078	$13.741336	$12.529535	$12.834292
Net Assets (in thousands)	$384	$513	$406	$1,015	$380	$507	$494	$163	$73	$73
Units Outstanding (in thousands)	24	35	23	39	15	37	22	12	6	6
Total Return*	13.32%	-1.26%	6.72%	7.62%	6.38%	-5.46%	9.54%	3.83%	-6.67%	6.65%
Investment Income Ratio**	1.25%	1.04%	0.03%	0.19%	0.00%	0.95%	0.00%	3.13%	1.54%	1.62%
Ratio of Expenses****	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2013

Unit Value	$14.056167	$14.775930	$16.544290	$24.415434	$23.127609	$14.383384	$20.149158	$13.234319	$13.424643	$12.034434
Net Assets (in thousands)	$296	$567	$926	$1,177	$305	$629	$617	$188	$99	$83
Units Outstanding (in thousands)	21	38	56	48	13	44	31	14	7	7
Total Return*	1.23%	17.21%	37.50%	28.95%	37.61%	21.81%	39.92%	-4.95%	-2.57%	25.80%
Investment Income Ratio**	3.36%	0.98%	0.43%	0.16%	0.11%	1.33%	0.20%	1.70%	1.46%	1.90%
Ratio of Expenses****	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2012

Unit Value	$13.884958	$12.606836	$12.032075	$18.933707	$16.806903	$11.807943	$14.400622	$13.923583	$13.778490	$9.566348
Net Assets (in thousands)	$219	$552	$480	$1,205	$245	$518	$245	$696	$109	$71
Units Outstanding (in thousands)	16	44	40	64	15	44	17	50	8	7
Total Return*	26.40%	14.03%	10.81%	6.14%	15.92%	15.51%	14.51%	2.10%	20.38%	14.23%
Investment Income Ratio**	0.69%	1.60%	0.00%	0.25%	0.00%	0.10%	0.00%	2.17%	1.65%	2.21%
Ratio of Expenses****	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2011

Unit Value	$10.985132	$11.055660	$10.857986	$17.839116	$14.498765	$10.222860	$12.576223	$13.637775	$11.445738	$8.374553
Net Assets (in thousands)	$174	$546	$440	$1,403	$257	$415	$559	$742	$180	$71
Units Outstanding (in thousands)	16	49	40	79	18	41	44	54	16	9
Total Return*	-7.66%	-8.27%	-8.07%	-7.07%	-2.83%	-8.87%	-7.29%	8.20%	-18.97%	-3.54%
Investment Income Ratio**	2.52%	0.65%	0.14%	0.59%	0.00%	0.12%	0.00%	2.53%	0.81%	1.21%
Ratio of Expenses****	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

* Total return for period indicated, includes changes in value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

**   These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets of the Investment Division.  In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the underlying Fund.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

**** Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

[1] Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.
56

Jackson National Separate Account III
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

	JNL/MC Bond Index Fund - A	JNL/MC Dow Jones U.S. Contrarian Opportunities Index Fund - A (b) (d)	JNL/MC Emerging Markets Index Fund - A (a)	JNL/MC European 30 Fund - A	JNL/MC Global Alpha Fund - A (c)	JNL/MC Index 5 Fund - A	JNL/MC International Index Fund - A	JNL/MC Pacific Rim 30 Fund - A	JNL/MC S&P 400 MidCap Index Fund - A	JNL/MC S&P 500 Index Fund - A
Period ended December 31, 2015

Unit Value	$12.950823	$13.302582	$7.828110	$13.879811	$10.301284	$12.784037	$14.353435	$16.192624	$22.226673	$18.430144
[1] Net Assets (in thousands)	$345	$—	$19	$45	$—	$96	$369	$53	$272	$1,943
[1] Units Outstanding (in thousands)	27	—	2	3	—	8	26	3	12	105
Total Return*	-1.61%	-8.79%	-16.56%	-3.41%	8.37%	-2.93%	-2.56%	3.41%	-4.13%	-0.63%
Investment Income Ratio**	1.89%	0.00%	0.90%	1.52%	0.00%	1.74%	2.17%	1.92%	0.79%	1.50%
Ratio of Expenses****	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2014

Unit Value	$13.162870	$14.584728	$9.381164	$14.369383	$9.505881	$13.170549	$14.730315	$15.659359	$23.185305	$18.546741
Net Assets (in thousands)	$366	$—	$54	$46	$8	$103	$360	$46	$311	$1,982
Units Outstanding (in thousands)	28	—	6	3	1	8	24	3	13	107
Total Return*	4.04%	5.10%	-5.12%	-4.84%	-2.81%	3.73%	-7.48%	1.67%	7.61%	11.39%
Investment Income Ratio**	2.93%	0.00%	0.69%	2.12%	10.68%	1.43%	3.06%	3.83%	0.81%	1.24%
Ratio of Expenses****	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2013

Unit Value	$12.651423	$13.876928	$9.887542	$15.100097	$9.780694	$12.696546	$15.921763	$15.401420	$21.546506	$16.650812
Net Assets (in thousands)	$434	$21	$126	$16	$8	$98	$420	$14	$363	$1,727
Units Outstanding (in thousands)	34	2	13	1	1	8	26	1	17	104
Total Return*	-4.18%	37.15%	-5.58%	28.66%	-2.84%	21.90%	19.62%	10.98%	31.01%	29.68%
Investment Income Ratio**	1.86%	0.73%	0.78%	0.85%	0.00%	1.51%	2.15%	3.29%	0.72%	1.25%
Ratio of Expenses****	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2012

Unit Value	$13.203120	$10.117824	$10.472344	$11.735993	$10.066643	$10.415491	$13.310141	$13.877591	$16.445961	$12.839998
Net Assets (in thousands)	$579	$—	$67	$15	$9	$83	$424	$14	$242	$1,321
Units Outstanding (in thousands)	44	—	6	1	1	8	32	1	15	103
Total Return*	2.07%	1.18%***	15.80%	7.02%	-3.35%	12.25%	16.26%	10.35%	15.49%	13.65%
Investment Income Ratio**	2.08%	0.00%	0.08%	3.57%	0.00%	1.47%	2.65%	1.83%	0.95%	1.48%
Ratio of Expenses****	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2011

Unit Value	$12.935749	n/a	$9.043307	$10.966251	$10.415726	$9.278498	$11.449016	$12.575749	$14.239979	$11.297836
Net Assets (in thousands)	$644	n/a	$—	$13	$10	$75	$389	$13	$256	$1,239
Units Outstanding (in thousands)	50	n/a	—	1	1	8	34	1	18	110
Total Return*	5.56%	n/a	-0.07%***	-8.73%	1.36%	-3.54%	-13.57%	-3.33%	-3.60%	-0.04%
Investment Income Ratio**	2.71%	n/a	0.00%	1.90%	0.69%	0.77%	2.50%	1.31%	0.52%	1.57%
Ratio of Expenses****	1.50%	n/a	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

* Total return for period indicated, includes changes in value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

**   These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets of the Investment Division.  In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the underlying Fund.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

**** Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

[1] Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

(a) Commencement of operations September 29, 2011.
(b) Commencement of operations April 30, 2012.
(c) The period is from January 1, 2015 through April 27, 2015, the date the Fund was acquired.  The respective acquisitions can be found on page 47 of the Notes to Financial Statements. Unit values disclosed are as of April 24, 2015.

(d) The period is from January 1, 2015 through September 28, 2015, the date the Fund was acquired.  The respective acquisitions can be found on page 47 of the Notes to Financial Statements. Unit values disclosed are as of September 25, 2015.

57

Jackson National Separate Account III
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

	JNL/MC Small Cap Index Fund - A	JNL/Morgan Stanley Mid Cap Growth Fund - A (b)	JNL/Neuberger Berman Strategic Income Fund - A (b)	JNL/Oppenheimer Global Growth Fund - A	JNL/PIMCO Real Return Fund - A	JNL/PIMCO Total Return Bond Fund - A	JNL/PPM America Floating Rate Income Fund - A (a)	JNL/PPM America High Yield Bond Fund - A	JNL/PPM America Mid Cap Value Fund - A	JNL/PPM America Small Cap Value Fund - A
Period ended December 31, 2015

Unit Value	$18.831135	$11.908909	$10.324242	$19.818965	$12.986236	$19.588323	$10.447786	$17.546473	$14.968885	$14.857574
[1] Net Assets (in thousands)	$775	$3	$239	$501	$404	$2,625	$135	$908	$12	$392
[1] Units Outstanding (in thousands)	41	—	23	25	31	134	13	52	1	26
Total Return*	-5.98%	-5.74%	-2.71%	2.25%	-4.55%	-1.09%	-2.75%	-8.27%	-9.43%	-4.93%
Investment Income Ratio**	0.56%	0.00%	1.34%	0.77%	3.28%	2.69%	3.31%	5.44%	0.80%	0.47%
Ratio of Expenses****	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2014

Unit Value	$20.028817	$12.634533	$10.611538	$19.381993	$13.604905	$19.804122	$10.743157	$19.128955	$16.527611	$15.627708
Net Assets (in thousands)	$922	$4	$236	$543	$541	$3,192	$274	$1,211	$11	$150
Units Outstanding (in thousands)	46	—	22	28	40	161	25	63	1	10
Total Return*	3.09%	-1.88%	3.33%	0.39%	1.75%	2.43%	-1.28%	-1.36%	8.81%	4.27%
Investment Income Ratio**	0.87%	0.00%	2.47%	0.51%	0.66%	2.79%	2.24%	5.28%	0.16%	0.25%
Ratio of Expenses****	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2013

Unit Value	$19.427857	$12.876951	$10.269138	$19.306823	$13.370311	$19.334756	$10.882271	$19.393002	$15.190105	$14.987017
Net Assets (in thousands)	$1,249	$4	$6	$552	$616	$4,361	$248	$1,566	$47	$150
Units Outstanding (in thousands)	64	—	1	29	46	226	23	81	3	10
Total Return*	36.37%	35.68%	-1.59%	24.36%	-10.48%	-3.53%	2.76%	6.59%	38.98%	35.31%
Investment Income Ratio**	0.87%	0.00%	0.16%	0.82%	1.16%	1.10%	2.11%	5.66%	0.43%	0.38%
Ratio of Expenses****	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2012

Unit Value	$14.245995	$9.490854	$10.434800	$15.524906	$14.935659	$20.043149	$10.589636	$18.194081	$10.929570	$11.076169
Net Assets (in thousands)	$1,131	$3	$6	$585	$961	$5,407	$27	$1,699	$39	$106
Units Outstanding (in thousands)	79	—	1	38	64	270	3	93	4	10
Total Return*	14.16%	-5.09%***	4.35%***	18.74%	6.81%	6.48%	6.21%	15.01%	14.69%	17.90%
Investment Income Ratio**	1.54%	0.39%	0.00%	0.98%	1.65%	1.82%	2.94%	4.97%	0.36%	0.95%
Ratio of Expenses****	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2011

Unit Value	$12.479085	n/a	n/a	$13.074637	$13.983065	$18.824173	$9.970292	$15.819584	$9.529377	$9.394758
Net Assets (in thousands)	$1,146	n/a	n/a	$584	$1,299	$5,479	$10	$1,600	$58	$92
Units Outstanding (in thousands)	92	n/a	n/a	45	93	291	1	101	6	10
Total Return*	-5.76%	n/a	n/a	-9.58%	10.06%	3.27%	-1.48%***	3.12%	-8.79%	-9.39%
Investment Income Ratio**	0.71%	n/a	n/a	0.48%	0.79%	2.65%	0.00%	5.87%	0.11%	0.21%
Ratio of Expenses****	1.50%	n/a	n/a	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

* Total return for period indicated, includes changes in value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

**   These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets of the Investment Division.  In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the underlying Fund.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

**** Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

[1] Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

(a) Commencement of operations January 1, 2011.
(b) Commencement of operations April 30, 2012.

58

Jackson National Separate Account III
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

	JNL/PPM America Value Equity Fund - A	JNL/Red Rocks Listed Private Equity Fund - A	JNL/S&P 4 Fund - A	JNL/S&P Competitive Advantage Fund - A	JNL/S&P Dividend Income & Growth Fund - A	JNL/S&P Intrinsic Value Fund - A	JNL/S&P Managed Aggressive Growth Fund - A	JNL/S&P Managed Conservative Fund - A	JNL/S&P Managed Growth Fund - A	JNL/S&P Managed Moderate Fund - A
Period ended December 31, 2015

Unit Value	$13.347387	$14.339222	$18.642855	$20.689604	$17.780227	$18.772037	$17.729943	$13.055911	$17.253336	$14.266069
[1] Net Assets (in thousands)	$815	$177	$727	$113	$278	$275	$2,824	$758	$5,292	$655
[1] Units Outstanding (in thousands)	61	12	39	5	16	15	159	58	307	46
Total Return*	-10.06%	-1.89%	-6.46%	-0.32%	-0.81%	-15.12%	-1.72%	-3.03%	-1.69%	-2.60%
Investment Income Ratio**	0.00%	5.71%	5.33%	0.73%	2.58%	0.99%	0.00%	0.00%	0.00%	0.00%
Ratio of Expenses****	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2014

Unit Value	$14.840236	$14.615978	$19.929972	$20.755625	$17.925832	$22.116912	$18.040249	$13.463777	$17.549816	$14.646870
Net Assets (in thousands)	$993	$188	$563	$131	$212	$386	$3,213	$991	$5,601	$895
Units Outstanding (in thousands)	67	13	28	6	12	17	178	74	319	61
Total Return*	10.82%	-0.88%	12.70%	8.42%	12.00%	16.28%	4.99%	1.58%	4.06%	2.43%
Investment Income Ratio**	4.28%	6.48%	2.82%	0.34%	0.95%	0.82%	0.43%	0.30%	0.51%	0.19%
Ratio of Expenses****	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2013

Unit Value	$13.391070	$14.745694	$17.684448	$19.144007	$16.004537	$19.020252	$17.182879	$13.253713	$16.865218	$14.299320
Net Assets (in thousands)	$1,082	$203	$248	$98	$358	$284	$3,483	$925	$5,764	$932
Units Outstanding (in thousands)	81	14	14	5	22	15	203	70	342	65
Total Return*	38.14%	39.55%	41.49%	40.81%	28.84%	47.72%	23.90%	2.96%	20.76%	8.78%
Investment Income Ratio**	1.15%	8.79%	0.63%	0.59%	1.51%	1.39%	0.67%	0.57%	0.80%	0.54%
Ratio of Expenses****	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2012

Unit Value	$9.693851	$10.566320	$12.498390	$13.595768	$12.422498	$12.876274	$13.868252	$12.872112	$13.966143	$13.144972
Net Assets (in thousands)	$939	$147	$155	$71	$211	$98	$2,966	$989	$5,953	$700
Units Outstanding (in thousands)	97	14	12	5	17	8	214	77	426	53
Total Return*	13.93%	28.32%	14.50%	14.88%	11.12%	12.41%	14.11%	7.15%	13.62%	9.27%
Investment Income Ratio**	1.31%	0.00%	1.91%	0.50%	1.44%	1.04%	0.85%	2.23%	1.16%	1.68%
Ratio of Expenses****	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2011

Unit Value	$8.508238	$8.234384	$10.915893	$11.834261	$11.179236	$11.455070	$12.152991	$12.013175	$12.292350	$12.029956
Net Assets (in thousands)	$967	$134	$126	$99	$150	$53	$2,773	$925	$5,834	$614
Units Outstanding (in thousands)	114	16	12	8	13	5	228	77	475	51
Total Return*	-6.67%	-19.19%	4.30%	8.89%	10.75%	4.93%	-6.21%	1.59%	-4.58%	-0.66%
Investment Income Ratio**	1.12%	10.17%	4.39%	0.73%	1.55%	0.85%	0.60%	1.48%	0.64%	1.62%
Ratio of Expenses****	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

* Total return for period indicated, includes changes in value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

**   These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets of the Investment Division.  In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the underlying Fund.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

**** Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

[1] Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

59

Jackson National Separate Account III
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

	JNL/S&P Managed Moderate Growth Fund - A	JNL/S&P Mid 3 Fund - A (a)	JNL/S&P Total Yield Fund - A	JNL/T. Rowe Price Established Growth Fund - A	JNL/T. Rowe Price Mid-Cap Growth Fund - A	JNL/T. Rowe Price Short-Term Bond Fund - A	JNL/T. Rowe Price Value Fund - A	JNL/WMC Balanced Fund - A	JNL/WMC Money Market Fund - A	JNL/WMC Value Fund - A
Period ended December 31, 2015

Unit Value	$16.333821	$9.946222	$16.882310	$23.128688	$39.024299	$10.199457	$20.725487	$18.428120	$10.704870	$20.761480
[1] Net Assets (in thousands)	$3,895	$—	$101	$1,465	$2,927	$627	$790	$2,961	$1,331	$134
[1] Units Outstanding (in thousands)	238	—	6	63	75	61	38	161	124	6
Total Return*	-2.24%	-11.94%	-9.10%	9.05%	4.88%	-1.17%	-3.31%	-2.40%	-1.49%	-4.56%
Investment Income Ratio**	0.00%	0.00%	1.25%	0.00%	0.00%	0.89%	0.79%	1.20%	0.00%	1.37%
Ratio of Expenses****	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2014

Unit Value	$16.708053	$11.294769	$18.571972	$21.208893	$37.207769	$10.320604	$21.433945	$18.881271	$10.866527	$21.754228
Net Assets (in thousands)	$4,520	$—	$129	$1,425	$3,076	$375	$887	$3,207	$1,216	$162
Units Outstanding (in thousands)	271	—	7	67	83	36	41	170	112	7
Total Return*	2.95%	12.95%***	14.17%	7.09%	11.15%	-1.07%	11.56%	8.23%	-1.49%	9.67%
Investment Income Ratio**	0.23%	0.00%	0.88%	0.00%	0.14%	0.82%	0.82%	1.12%	0.00%	1.39%
Ratio of Expenses****	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2013

Unit Value	$16.229402	n/a	$16.267517	$19.804722	$33.475921	$10.432163	$19.213241	$17.445768	$11.030573	$19.835570
Net Assets (in thousands)	$4,656	n/a	$127	$1,648	$3,040	$463	$725	$3,376	$1,217	$206
Units Outstanding (in thousands)	287	n/a	8	83	91	44	38	194	110	10
Total Return*	14.12%	n/a	49.42%	36.60%	34.47%	-1.39%	35.09%	17.55%	-1.49%	29.10%
Investment Income Ratio**	0.47%	n/a	1.14%	0.07%	0.00%	1.48%	1.07%	1.34%	0.00%	1.42%
Ratio of Expenses****	1.50%	n/a	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2012

Unit Value	$14.221152	n/a	$10.886881	$14.498247	$24.894518	$10.579392	$14.222178	$14.840857	$11.197179	$15.364977
Net Assets (in thousands)	$4,475	n/a	$55	$1,333	$2,631	$361	$663	$2,938	$2,065	$228
Units Outstanding (in thousands)	315	n/a	5	92	106	34	47	198	184	15
Total Return*	12.04%	n/a	20.01%	17.06%	11.89%	0.92%	17.55%	8.45%	-1.49%	14.61%
Investment Income Ratio**	1.31%	n/a	0.89%	0.00%	0.18%	0.93%	1.30%	1.18%	0.00%	2.05%
Ratio of Expenses****	1.50%	n/a	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2011

Unit Value	$12.692732	n/a	$9.071490	$12.385065	$22.248870	$10.483414	$12.098781	$13.684138	$11.366748	$13.406018
Net Assets (in thousands)	$4,681	n/a	$15	$1,135	$2,627	$321	$567	$2,862	$1,885	$241
Units Outstanding (in thousands)	369	n/a	2	92	118	31	47	209	166	18
Total Return*	-2.74%	n/a	-6.80%	-2.65%	-2.92%	-0.13%	-3.53%	1.74%	-1.48%	-3.51%
Investment Income Ratio**	1.35%	n/a	0.99%	0.00%	0.01%	1.05%	1.30%	0.98%	0.00%	0.97%
Ratio of Expenses****	1.50%	n/a	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

* Total return for period indicated, includes changes in value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

**   These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets of the Investment Division.  In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the underlying Fund.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

**** Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

[1] Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

(a) Commencement of operations April 28, 2014.
60

Jackson National Separate Account III
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

	JNL/MC 25 Fund - A (b)	JNL/MC Communications Sector Fund - A	JNL/MC Consumer Brands Sector Fund - A	JNL/MC Financial Sector Fund - A	JNL/MC Healthcare Sector Fund - A	JNL/MC JNL 5 Fund - A	JNL/MC JNL Optimized 5 Fund - A (a)	JNL/MC Nasdaq 25 Fund - A	JNL/MC Oil & Gas Sector Fund - A	JNL/MC S&P 24 Fund - A
Period ended December 31, 2015

Unit Value	$18.110697	$21.364895	$23.360134	$10.983497	$25.894307	$17.072237	$13.792316	$17.400917	$21.665164	$12.881089
[1] Net Assets (in thousands)	$—	$4	$248	$70	$433	$2,936	$—	$50	$544	$8
[1] Units Outstanding (in thousands)	—	—	11	6	17	172	—	3	25	1
Total Return*	-7.97%	1.20%	4.32%	-2.59%	4.99%	-4.46%	3.68%	-0.08%	-24.40%	-9.65%
Investment Income Ratio**	2.77%	3.28%	0.49%	1.12%	0.40%	2.61%	0.00%	0.36%	1.43%	0.73%
Ratio of Expenses****	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2014

Unit Value	$19.679111	$21.111698	$22.392943	$11.275968	$24.663844	$17.869105	$13.303244	$17.414218	$28.657797	$14.256354
Net Assets (in thousands)	$213	$6	$64	$46	$331	$3,144	$364	$121	$702	$9
Units Outstanding (in thousands)	11	—	3	4	13	176	27	7	24	1
Total Return*	0.57%	3.95%	9.16%	11.38%	23.27%	9.67%	5.40%	16.67%	-11.69%	3.61%
Investment Income Ratio**	2.13%	2.73%	0.35%	0.82%	0.54%	1.70%	2.01%	0.22%	1.10%	0.18%
Ratio of Expenses****	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2013

Unit Value	$19.567136	$20.309131	$20.513386	$10.124197	$20.007400	$16.294086	$12.621862	$14.925645	$32.451471	$13.759031
Net Assets (in thousands)	$252	$6	$94	$45	$219	$4,713	$349	$74	$898	$63
Units Outstanding (in thousands)	13	—	5	4	11	289	28	5	28	5
Total Return*	34.82%	19.22%	39.01%	31.36%	38.79%	29.72%	30.31%	39.00%	23.48%	38.41%
Investment Income Ratio**	2.39%	2.08%	0.58%	0.86%	0.68%	2.64%	3.04%	0.98%	1.18%	0.91%
Ratio of Expenses****	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2012

Unit Value	$14.513103	$17.035240	$14.757099	$7.707084	$14.415285	$12.560708	$9.685928	$10.737927	$26.281020	$9.940551
Net Assets (in thousands)	$198	$6	$32	$27	$106	$4,214	$259	$33	$752	$50
Units Outstanding (in thousands)	14	—	2	3	7	335	27	3	29	5
Total Return*	15.94%	18.54%	21.63%	24.24%	16.78%	16.28%	12.60%	17.87%	2.79%	9.86%
Investment Income Ratio**	2.39%	2.05%	0.42%	0.79%	0.74%	2.75%	2.43%	0.34%	1.03%	0.50%
Ratio of Expenses****	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2011

Unit Value	$12.517281	$14.370920	$12.132734	$6.203360	$12.343468	$10.801945	$8.601962	$9.109906	$25.567307	$9.048105
Net Assets (in thousands)	$139	$7	$27	$22	$101	$4,498	$343	$5	$846	$44
Units Outstanding (in thousands)	11	—	2	4	8	416	40	1	33	5
Total Return*	7.26%	-4.63%	4.95%	-14.18%	9.23%	-3.52%	-11.18%	0.47%	1.74%	3.35%
Investment Income Ratio**	3.30%	2.74%	0.44%	0.58%	0.84%	3.22%	1.79%	0.52%	0.74%	0.56%
Ratio of Expenses****	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

* Total return for period indicated, includes changes in value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

**   These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets of the Investment Division.  In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the underlying Fund.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

**** Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

[1] Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

(a) The period is from January 1, 2015 through April 27, 2015, the date the Fund was acquired.  The respective acquisitions can be found on page 47 of the Notes to Financial Statements. Unit values disclosed are as of April 24, 2015.

(b) The period is from January 1, 2015 through September 28, 2015, the date the Fund was acquired.  The respective acquisitions can be found on page 47 of the Notes to Financial Statements. Unit values disclosed are as of September 25, 2015.

61

Jackson National Separate Account III
Notes to Financial Statements (continued)

Note 6 - Financial Highlights (continued)

	JNL/MC S&P SMid 60 Fund - A	JNL/MC Technology Sector Fund - A	JNL/MC Value Line 30 Fund - A (b)	JNL/PPM America Total Return Fund - A (a)
Period ended December 31, 2015

Unit Value	$15.088146	$19.995835	$8.061441	$17.047079
[1] Net Assets (in thousands)	$202	$205	$—	$—
[1] Units Outstanding (in thousands)	13	10	—	—
Total Return*	-6.47%	2.85%	-0.15%	-4.45%***
Investment Income Ratio**	2.52%	0.55%	0.00%	0.00%
Ratio of Expenses****	1.50%	1.50%	1.50%	1.50%

Period ended December 31, 2014

Unit Value	$16.131483	$19.441070	$8.073585	n/a
Net Assets (in thousands)	$233	$198	$110	n/a
Units Outstanding (in thousands)	14	10	14	n/a
Total Return*	1.96%	18.82%	6.12%	n/a
Investment Income Ratio**	0.65%	0.61%	0.38%	n/a
Ratio of Expenses****	1.50%	1.50%	1.50%	n/a

Period ended December 31, 2013

Unit Value	$15.821537	$16.362296	$7.608058	n/a
Net Assets (in thousands)	$156	$160	$116	n/a
Units Outstanding (in thousands)	10	10	15	n/a
Total Return*	34.85%	24.30%	32.82%	n/a
Investment Income Ratio**	1.48%	0.68%	1.31%	n/a
Ratio of Expenses****	1.50%	1.50%	1.50%	n/a

Period ended December 31, 2012

Unit Value	$11.732295	$13.163178	$5.728068	n/a
Net Assets (in thousands)	$112	$118	$173	n/a
Units Outstanding (in thousands)	10	9	30	n/a
Total Return*	12.15%	9.57%	7.53%	n/a
Investment Income Ratio**	0.81%	0.23%	0.06%	n/a
Ratio of Expenses****	1.50%	1.50%	1.50%	n/a

Period ended December 31, 2011

Unit Value	$10.461379	$12.013444	$5.326742	n/a
Net Assets (in thousands)	$104	$123	$195	n/a
Units Outstanding (in thousands)	10	10	37	n/a
Total Return*	-9.09%	-1.81%	-24.13%	n/a
Investment Income Ratio**	0.68%	0.17%	0.00%	n/a
Ratio of Expenses****	1.50%	1.50%	1.50%	n/a

* Total return for period indicated, includes changes in value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return for Investment Divisions with no assets at period end is calculated based on the total return of the underlying Fund less expenses that are charged directly to that Investment Division of the Separate Account.

**   These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund divided by the average net assets of the Investment Division.  In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the underlying Fund.

*** Total return is calculated from the effective date through the end of the reporting period. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

**** Annualized contract expenses of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded.

[1] Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

(a) The Fund was made available to the separate account effective April 27, 2015.
(b) The period is from January 1, 2015 through April 27, 2015, the date the Fund was acquired.  The respective acquisitions can be found on page 47 of the Notes to Financial Statements. Unit values disclosed are as of April 24, 2015.

62

KPMG LLP Aon Center Suite 5500 200 East Randolph Drive Chicago, IL 60601-6436

Independent Registered Public Accounting Firm Report

The Board of Directors and Shareholders
Jackson National Life Insurance Company and
Contract Owners of Jackson National Separate Account III:

We have audited the accompanying statement of assets and liabilities of each Investment Division within Jackson National Separate Account III (the “Company”), as of December 31, 2015, and the related statement of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the transfer agent of the underlying mutual funds and other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each Investment Division within the Company as of December 31, 2015, the results of its operations for the year or period then ended, the changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Chicago, Illinois
March 22, 2016

KPMG LLP is a Delaware limited liability partnership,
the U.S. member firm of KPMG International Cooperative
(“KPMG International”), a Swiss entity.

63

APPENDIX B

KPMG LLP Suite 500 191 West Nationwide Blvd. Columbus, OH 43215-2568
Report of Independent Registered Public Accounting Firm
The Board of Directors and Stockholder
Jackson National Life Insurance Company and Subsidiaries:
We have audited the accompanying consolidated balance sheets of Jackson National Life Insurance Company and Subsidiaries (the Company) as of December 31, 2015 and 2014, and the related consolidated income statements, consolidated statements of comprehensive income, equity, and cash flows for each of the years in the three‑year period ended December 31, 2015. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Jackson National Life Insurance Company and Subsidiaries as of December 31, 2015 and 2014, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2015, in conformity with U.S. generally accepted accounting principles.
/s/KPMG LLP
Columbus, Ohio
March 4, 2016

KPMG LLP is a Delaware limited liability partnership,
the U.S. member firm of KPMG International Cooperative
(“KPMG International”), a Swiss entity.

Jackson National Life Insurance Company and Subsidiaries
Consolidated Balance Sheets
(In thousands, except per share information)

	December 31,
Assets	2015	2014
Investments:
Securities available for sale, at fair value:
Fixed maturities (amortized cost: 2015, $49,004,841; 2014, $48,245,495, including $141,580 and $142,642 at fair value under the fair value option at December 31, 2015 and 2014, respectively)	$49,803,040	$50,978,577
Trading securities, at fair value	285,154	530,418
Commercial mortgage loans, net of allowance	6,436,636	5,998,253
Policy loans (includes $3,216,123 and $3,156,550 at fair value under the fair value option at
December 31, 2015 and 2014, respectively)	4,495,955	4,477,083
Derivative instruments	1,333,320	1,428,084
Other invested assets (includes $1,194,226 and $1,176,633 at fair value under the fair value option at December 31, 2015 and 2014, respectively)	1,418,314	1,381,684
Total investments	63,772,419	64,794,099
Cash and cash equivalents	2,059,935	1,399,091
Accrued investment income	685,799	687,503
Deferred acquisition costs	8,438,804	7,455,336
Reinsurance recoverable	9,154,262	9,323,159
Deferred income taxes, net	481,083	13,956
Other assets	1,615,771	1,119,762
Separate account assets	134,157,891	127,459,274
Total assets	$220,365,964	$212,252,180

Liabilities and Equity
Liabilities
Reserves for future policy benefits and claims payable	$13,736,209	$13,574,469
Other contract holder funds	59,180,144	57,685,319
Funds held under reinsurance treaties, at fair value under fair value option	3,459,645	3,431,854
Debt	346,957	328,737
Securities lending payable	279,002	196,633
Derivative instruments	367,439	391,805
Other liabilities	2,455,813	2,542,453
Separate account liabilities	134,157,891	127,459,274
Total liabilities	213,983,100	205,610,544

Equity
Common stock, $1.15 par value; authorized 50,000 shares;
issued and outstanding 12,000 shares	13,800	13,800
Additional paid-in capital	3,816,079	3,816,079
Shares held in trust	(31,938)	(27,084)
Equity compensation reserve	3,263	14,130
Accumulated other comprehensive income, net of tax (benefit) expense
of $(102,092) in 2015 and $398,736 in 2014	548,458	1,478,565
Retained earnings	2,000,642	1,311,175
Total stockholder's equity	6,350,304	6,606,665
Noncontrolling interests	32,560	34,971
Total equity	6,382,864	6,641,636
Total liabilities and equity	$220,365,964	$212,252,180

See accompanying Notes to Consolidated Financial Statements.

2

Jackson National Life Insurance Company and Subsidiaries
Consolidated Income Statements
(In thousands)

	Years Ended December 31,
	2015	2014	2013
Revenues
Fee income	$4,981,941	$4,512,152	$3,801,275
Premium	266,409	264,341	286,771
Net investment income	2,939,362	3,002,581	3,144,646
Net realized losses on investments:
Total other-than-temporary impairments	(77,662)	(56,161)	(49,930)
Portion of other-than-temporary impairments included in
other comprehensive income	15,024	29,549	29,146
Net other-than-temporary impairments	(62,638)	(26,612)	(20,784)
Other net investment losses	(1,524,877)	(3,377,910)	(1,969,669)
Total net realized losses on investments	(1,587,515)	(3,404,522)	(1,990,453)
Other income	97,945	98,338	154,714
Total revenues	6,698,142	4,472,890	5,396,953
Benefits and Expenses
Death, other policy benefits and change in policy reserves, net of deferrals	997,746	1,183,680	1,026,392
Interest credited on other contract holder funds, net of deferrals	1,516,522	1,563,202	1,636,071
Interest expense	38,104	38,417	42,036
Operating costs and other expenses, net of deferrals	1,724,590	1,616,062	1,480,719
Amortization of deferred acquisition and sales inducement costs	660,860	(263,564)	284,618
Total benefits and expenses	4,937,822	4,137,797	4,469,836
Pretax income before noncontrolling interests	1,760,320	335,093	927,117
Income tax expense (benefit)	346,339	(10,407)	166,997
Net income	1,413,981	345,500	760,120
Less: Net income (loss) attributable to noncontrolling interests	13,101	(5,269)	4,958
Net income attributable to Jackson	$1,400,880	$350,769	$755,162

See accompanying Notes to Consolidated Financial Statements.

3

Jackson National Life Insurance Company and Subsidiaries
Consolidated Statements of Comprehensive Income
(In thousands)

	Years Ended December 31,
	2015	2014	2013
Net income	$1,413,981	$345,500	$760,120

Other comprehensive income (loss), net of tax:
Net unrealized (losses) gains on securities not other-than-temporarily impaired (net of tax (benefit) expense of: 2015 $(447,191); 2014 $543,831; 2013 $(807,429))	(846,010)	1,007,605	(1,487,770)

Net unrealized losses on other-than-temporarily impaired securities (net of tax benefit of: 2015 $4,469; 2014 $8,410; 2013 $7,984)	(8,299)	(15,618)	(14,826)

Reclassification adjustment for losses included in net income (net of tax benefit of: 2015 $49,168; 2014 $23,011; 2013 $43,708)	(91,310)	(42,737)	(81,170)

Total other comprehensive (loss) income	(945,619)	949,250	(1,583,766)
Comprehensive income (loss)	468,362	1,294,750	(823,646)
Less: Comprehensive (loss) income attributable to noncontrolling interests	(2,411)	(7,637)	1,876
Comprehensive income (loss) attributable to Jackson	$470,773	$1,302,387	$(825,522)

See accompanying Notes to Consolidated Financial Statements.

4

Jackson National Life Insurance Company and Subsidiaries
Consolidated Statements of Equity
(In thousands)

					Accumulated
		Additional		Equity	Other		Total	Non-
	Common	Paid-In	Shares Held	Compensation	Comprehensive	Retained	Stockholder's	Controlling	Total
	Stock	Capital	In Trust	Reserve	Income	Earnings	Equity	Interests	Equity
Balances as of December 31, 2012	$13,800	$3,766,912	$(25,065)	$12,943	$2,107,631	$1,409,244	$7,285,465	$40,732	$7,326,197

Net income	—	—	—	—	—	755,162	755,162	4,958	760,120
Change in unrealized investment gains and losses, net of tax	—	—	—	—	(1,580,684)	—	(1,580,684)	(3,082)	(1,583,766)
Capital contribution	—	35,053	—	—	—	—	35,053	—	35,053
Dividends to stockholder	—	—	—	—	—	(507,000)	(507,000)	—	(507,000)
Shares acquired at cost	—	—	(21,208)	—	—	—	(21,208)	—	(21,208)
Shares distributed at cost	—	—	23,521	—	—	—	23,521	—	23,521
Reserve for equity compensation plans	—	—	—	13,129	—	—	13,129	—	13,129
Fair value of shares issued under equity
compensation plans	—	—	—	(7,624)	—	—	(7,624)	—	(7,624)
Balances as of December 31, 2013	13,800	3,801,965	(22,752)	18,448	526,947	1,657,406	5,995,814	42,608	6,038,422

Net income	—	—	—	—	—	350,769	350,769	(5,269)	345,500
Change in unrealized investment gains and losses, net of tax	—	—	—	—	951,618	—	951,618	(2,368)	949,250
Capital contribution	—	14,114	—	—	—	—	14,114	—	14,114
Dividends to stockholder	—	—	—	—	—	(697,000)	(697,000)	—	(697,000)
Shares acquired at cost	—	—	(32,640)	—	—	—	(32,640)	—	(32,640)
Shares distributed at cost	—	—	28,308	—	—	—	28,308	—	28,308
Reserve for equity compensation plans	—	—	—	10,266	—	—	10,266	—	10,266
Fair value of shares issued under equity
compensation plans	—	—	—	(14,584)	—	—	(14,584)	—	(14,584)
Balances as of December 31, 2014	13,800	3,816,079	(27,084)	14,130	1,478,565	1,311,175	6,606,665	34,971	6,641,636

Net income	—	—	—	—	—	1,400,880	1,400,880	13,101	1,413,981
Change in unrealized investment gains and losses, net of tax	—	—	—	—	(930,107)	—	(930,107)	(15,512)	(945,619)
Dividends to stockholder	—	—	—	—	—	(711,413)	(711,413)	—	(711,413)
Shares acquired at cost	—	—	(19,438)	—	—	—	(19,438)	—	(19,438)
Shares distributed at cost	—	—	14,584	—	—	—	14,584	—	14,584
Reserve for equity compensation plans	—	—	—	4,187	—	—	4,187	—	4,187
Fair value of shares issued under equity
compensation plans	—	—	—	(15,054)	—	—	(15,054)	—	(15,054)
Balances as of December 31, 2015	$13,800	$3,816,079	$(31,938)	$3,263	$548,458	$2,000,642	$6,350,304	$32,560	$6,382,864

See accompanying Notes to Consolidated Financial Statements.

5

Jackson National Life Insurance Company and Subsidiaries
Consolidated Statements of Cash Flows
(In thousands)

	Years Ended December 31,
	2015	2014	2013
Cash flows from operating activities:
Net income	$1,413,981	$345,500	$760,120
Adjustments to reconcile net income to net cash provided by
operating activities:
Net realized gains on investments	(34,191)	(83,997)	(81,145)
Net losses on derivatives	1,339,369	3,236,398	1,865,137
Interest credited on other contract holder funds, gross	1,529,137	1,577,180	1,650,459
Mortality, expense and surrender charges	(730,782)	(745,227)	(743,799)
Amortization of discount and premium on investments	39,713	67,724	49,408
Deferred income tax expense	33,701	(415,974)	277,078
Share-based compensation	50,083	46,384	39,947
Change in:
Accrued investment income	1,704	(5,354)	(3,707)
Deferred sales inducements and acquisition costs	(465,937)	(1,387,067)	(848,133)
Trading portfolio activity, net	245,264	10,810	(128,415)
Income tax accruals	(452,016)	134,624	86,261
Other assets and liabilities, net	295,502	395,956	85,812
Net cash provided by operating activities	3,265,528	3,176,957	3,009,023

Cash flows from investing activities:
Sales, maturities and repayments of:
Fixed maturities	7,941,581	5,644,799	5,798,733
Commercial mortgage loans	1,159,080	1,392,066	1,339,273
Purchases of:
Fixed maturities	(8,720,419)	(5,242,317)	(5,543,494)
Commercial mortgage loans	(1,596,503)	(1,314,647)	(1,654,026)
Purchase of REALIC, net of cash acquired	—	—	(17,696)
Other investing activities	(816,079)	(1,087,486)	(2,489,841)
Net cash used in investing activities	(2,032,340)	(607,585)	(2,567,051)

Cash flows from financing activities:
Policyholders' account balances:
Deposits	27,030,772	26,279,026	25,196,030
Withdrawals	(14,530,207)	(13,386,586)	(11,810,633)
Net transfers to separate accounts	(11,886,621)	(14,267,126)	(14,094,490)
Net (payments on) proceeds from repurchase agreements	(289,625)	(125,646)	415,271
Net (payments on) proceeds from Federal Home Loan Bank notes	(200,000)	—	200,000
Net proceeds from (payments on) debt	18,191	45,000	(7,500)
Shares held in trust at cost, net	(4,854)	(4,332)	2,313
Payment of cash dividends to Parent	(710,000)	(697,000)	(507,000)
Net cash used in financing activities	(572,344)	(2,156,664)	(606,009)

Net increase (decrease) in cash and cash equivalents	660,844	412,708	(164,037)

Cash and cash equivalents, beginning of year	1,399,091	986,383	1,150,420
Cash and cash equivalents, end of year	$2,059,935	$1,399,091	$986,383

Supplemental Cash Flow Information
Income tax paid (received)	$766,000	$256,829	$(241,921)
Interest paid	$20,943	$21,798	$21,900

See accompanying Notes to Consolidated Financial Statements.

6

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014

1.	Business and Basis of Presentation

Jackson National Life Insurance Company (the “Company” or “Jackson”) is wholly owned by Brooke Life Insurance Company (“Brooke Life” or the “Parent”), which is ultimately a wholly owned subsidiary of Prudential plc (“Prudential”), London, England. Jackson, together with its New York life insurance subsidiary, is licensed to sell group and individual annuity products (including immediate, index linked and deferred fixed annuities and variable annuities), guaranteed investment contracts (“GICs”) and individual life insurance products, including variable universal life, in all 50 states and the District of Columbia.

The consolidated financial statements include accounts, after the elimination of intercompany accounts and transactions, of the following:

•
Life insurers: Jackson and its wholly owned subsidiaries Jackson National Life Insurance Company of New York, Squire Reassurance Company LLC (“Squire Re”), VFL International Life Company SPC, LTD and Jackson National Life (Bermuda) LTD;

•
Wholly owned broker-dealer, investment management and investment advisor subsidiaries: Jackson National Life Distributors, LLC, Jackson National Asset Management, LLC, Curian Clearing, LLC and Curian Capital, LLC;

•	PGDS (US One) LLC (“PGDS”), a wholly owned subsidiary that provides information technology services to Jackson and certain affiliates;

•	Hermitage Management, LLC, a wholly owned subsidiary that holds and manages certain real estate related investments;

•	Other insignificant wholly owned subsidiaries; and

•	Other insignificant partnerships, limited liability companies and variable interest entities (“VIEs”) in which Jackson has a controlling interest or is deemed the primary beneficiary.

In 2015, Jackson announced that Curian Capital will no longer accept new business effective July 31, 2015. Curian Capital will continue to actively manage existing accounts into 2016 to allow for the transition of accounts, but are expected to exit the business around the end of the first quarter 2016.

Acquisition
On September 4, 2012, the Company acquired 100% of the equity of SRLC America Holding Corp. (“SRLC”) from Swiss Re Life Capital Ltd (“Swiss Re”). In 2013, the final purchase price for SRLC was settled at $605.1 million. SRLC’s primary subsidiary was Reassure America Life Insurance Company (“REALIC”), which was merged into Jackson as of December 31, 2012. Subsequent to the purchase, SRLC was dissolved and its subsidiaries became direct subsidiaries of Jackson.

Basis of Presentation
The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Intercompany accounts and transactions have been eliminated upon consolidation. Certain amounts in the 2014 notes to the consolidated financial statements have been reclassified to conform to the 2015 presentation.

The preparation of the consolidated financial statements in conformity with GAAP requires the use of estimates and assumptions about future events that affect the amounts reported in the consolidated financial statements and the accompanying notes. Significant estimates or assumptions, as further discussed in the notes, include: 1) valuation of investments and derivative instruments, including fair values of securities deemed to be in an illiquid market and the determination of when an impairment is other-than-temporary; 2) assessments as to whether certain entities are variable interest entities, the existence of reconsideration events and the determination of which party, if any, should consolidate the entity; 3) assumptions impacting estimated future gross profits, including but not limited to, policyholder behavior, mortality rates, expenses, investment returns and policy crediting rates, used in the calculation of amortization of deferred acquisition costs and deferred sales inducements; 4) assumptions used in calculating policy reserves and liabilities, including but not limited to, policyholder behavior, mortality rates, expenses, investment returns and policy crediting rates; 5) assumptions as to future earnings levels being sufficient to realize deferred tax benefits; 6) estimates related to establishment of loan loss reserves, allowances on receivables, liabilities for lawsuits and state guaranty fund assessments; 7) assumptions and estimates associated with the Company’s tax positions which impact the amount of recognized tax benefits recorded by the Company; 8) value of guaranteed benefits; and 9) value of business acquired, its recoverability and amortization. These estimates and assumptions are based on management’s best estimates and judgments.

7

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014

Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors deemed appropriate. As facts and circumstances dictate, these estimates and assumptions may be adjusted. Since future events and their effects cannot be determined with precision, actual results could differ significantly from these estimates. Changes in estimates, including those resulting from continuing changes in the economic environment, will be reflected in the consolidated financial statements in the periods the estimates are changed.

2.	Summary of Significant Accounting Policies

Changes in Accounting Principles - Adopted in Current Year
In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11, “Repurchase-to-Maturity Transactions, Repurchase Financings and Disclosures.” The updated guidance changes the accounting for repurchase-to-maturity transactions and repurchase financing such that they will be consistent with secured borrowing accounting. In addition, the guidance requires new disclosures for all repurchase agreements and securities lending transactions. Effective January 1, 2015, the Company adopted ASU No. 2014-11 and has included the required disclosures in Note 3, with no impact on the Company’s consolidated financial statements.

Changes in Accounting Principles - Issued but Not Yet Adopted
In September 2015, the FASB issued ASU No. 2015-16, “Business Combinations: Simplifying the Accounting for Measurement-Period Adjustments,” which eliminates the requirement for an acquirer in a business combination to account for measurement-period adjustments retrospectively and also provides updated guidance on the recognition of measurement period adjustments.  ASU No. 2015-16 is effective for years beginning after December 15, 2015, with early adoption permitted for financial statements that have not been issued and should be applied prospectively to adjustments to provisional amounts that occur after the effective date.   The adoption of ASU No. 2015-16 is not expected to have an impact on the Company’s consolidated financial statements.

In May 2015, the FASB issued ASU No. 2015-07, “Fair Value Measurement: Disclosures for Certain Investments that Calculate Net Asset Value per Share (or Its Equivalent),” which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. In addition, the amendments remove the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient, and limits those disclosures only to those investments for which the practical expedient has been elected. ASU No. 2015-07 is effective for annual periods beginning after December 15, 2015 and should be applied retrospectively for all periods presented. Early adoption is permitted. The adoption of ASU No. 2015-07 is not expected to have an impact on the Company’s consolidated financial statements.

In February 2015, the FASB issued ASU No. 2015-02, “Amendments to the Consolidation Analysis,” which changes the rules regarding consolidation. ASU No. 2015-02 eliminates specialized guidance for limited partnerships and similar legal entities, and removes the indefinite deferral of certain investment funds. ASU No. 2015-02 is effective for periods beginning after December 15, 2015. Early adoption is permitted and may be applied retrospectively or using a modified retrospective approach. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial statements.

In January 2015, the FASB issued ASU No. 2015-01, “Extraordinary and Unusual Items: Simplifying Income Statement Presentation by Eliminating the Concept of Extraordinary Items,” which eliminates the concept of extraordinary items. This ASU may be applied prospectively or retrospectively. Early adoption is permitted if the guidance is applied as of the beginning of the annual period of adoption. ASU No. 2015-01 is effective for annual periods ending after December 15, 2016 and is not expected to have an impact on the Company’s consolidated financial statements.

In August 2014, the FASB issued ASU No. 2014-15, “Presentation of Financial Statements - Going Concern,” which defines management’s responsibility to evaluate whether there is substantial doubt about the organization’s ability to continue as a going concern and to provide related disclosures in the footnotes. Management is required to evaluate for each annual period whether it is probable that the entity will not be able to meet its obligations as they become due within one year after the date that financial statements are issued, or available to be issued. ASU No. 2014-15 is effective for periods beginning after December 15, 2016 and is not expected to have an impact on the Company’s consolidated financial statements.

8

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014

In May 2014, the FASB issued ASU No. 2014-09, “Revenue from Contracts with Customers,” which clarifies the principles of recognizing revenue. This standard establishes the core principle of recognizing revenue to depict the transfer of promised goods or services in an amount that reflects the consideration the entity expects to be entitled in exchange for those goods or services. The FASB defines a five-step process which systematically identifies the various components of the revenue recognition process, culminating with the recognition of revenue upon satisfaction of an entity’s performance obligation. The guidance also requires additional disclosures about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from cost incurred to obtain or fulfill a contract. This guidance does not apply to insurance contracts within the scope of Accounting Standards Codification Topic 944, “Financial Services - Insurance.” Early adoption is not permitted. ASU No. 2014-09 is effective retrospectively for periods beginning after December 15, 2017. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial statements and disclosures.

Comprehensive Income
Comprehensive income includes all changes in stockholder’s equity (except those arising from transactions with owners/stockholders) and, in the Company’s case, includes net income and net unrealized gains or losses on available for sale securities.

Investments
Fixed maturities consist primarily of bonds, notes, and asset-backed securities. Acquisition discounts and premiums on fixed maturities are amortized into investment income through call or maturity dates using the effective interest method. Discounts and premiums on asset-backed securities are amortized over the estimated redemption period. Certain asset-backed securities are considered to be other than high quality or otherwise deemed to be high-risk, meaning the Company might not recover substantially all of its recorded investment due to unanticipated prepayment events. For these securities, changes in investment yields due to changes in estimated future cash flows are accounted for on a prospective basis. The carrying value of such securities was $506.8 million and $662.8 million as of December 31, 2015 and 2014, respectively.

Fixed maturities are generally classified as available for sale and are carried at fair value. For declines in fair value considered to be other-than-temporary, an impairment charge reflecting the difference between the amortized cost basis and fair value is included in net realized losses on investments. If management believes the Company does not intend to sell the security and is not more likely than not to be required to sell the security prior to recovery of its amortized cost basis, an amount representing the non-credit related portion of a loss is reclassified out of net realized losses on investments and into other comprehensive income. In determining whether an other-than-temporary impairment has occurred, and in calculating the non-credit related component of the total impairment loss, the Company considers a number of factors, which are further described in Note 3.

Equity securities are classified as trading. Trading securities are carried at fair value with changes in value included in net investment income.

Commercial mortgage loans are carried at the aggregate unpaid principal balance, adjusted for any applicable unamortized discount or premium, impairments or allowance for loan losses.

On a periodic basis, the Company assesses the commercial mortgage loan portfolio for the need for an allowance for loan losses. In determining its allowance for loan losses, the Company evaluates each loan to determine if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The allowance includes loan specific reserves for loans that are determined to be non-performing as a result of this loan review process and a portfolio reserve for probable incurred but not specifically identified losses for performing loans. The loan specific portion of the loss allowance is based on the Company’s assessment as to ultimate collectability of loan principal and interest, or other value expected in lieu of loan principal and interest. This review contemplates a variety of factors which may include, but are not limited to, current economic conditions, the physical condition of the property, the financial condition of the borrower, and the near and long-term prospects for change in these conditions. In determining the portfolio reserve for incurred but not specifically identified losses, Jackson considers the current credit composition of the portfolio based on the results of its loan modeling analysis, which considers property type, default statistics, historical losses and other relevant factors to determine probability of default and other default loss estimates. Model assumptions are updated each quarter and, based upon actual loan experience, are considered together with other relevant qualitative factors in making

9

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014

the final portfolio reserve calculations. The valuation allowance for commercial mortgage loans can increase or decrease from period to period based on these factors. Changes in the allowance for loan losses are recorded in net investment income.

Separately, the Company also reviews individual loans in the portfolio for impairment based on an assessment of the factors identified above. Impairment charges recognized are recorded initially against the established loan loss allowance and, if necessary, any additional amounts are recorded as realized losses. As deemed necessary based on cash flow expectations and other factors, Jackson may place loans on non-accrual status. In this case, all cash received is applied against the carrying value of the loan.

Policy loans are loans the Company issues to contract holders that use the cash surrender value of their life insurance policy or annuity contract as collateral. In connection with the acquisition of REALIC, the Company elected the fair value option upon acquisition of policy loans held as collateral for reinsurance, further described below. At both December 31, 2015 and 2014, $3.2 billion of these loans were carried at fair value, which the Company believes is equal to the unpaid principal balances plus accrued investment income. At both December 31, 2015 and 2014, the Company had $1.3 billion of policy loans not held as collateral for reinsurance, which were carried at the unpaid principal balances.

Other invested assets primarily include investments in limited partnerships and real estate. The Company has elected the fair value option for limited partnerships, which is consistent with the role of these investments within the investment portfolio. Carrying values for limited partnership investments are determined by using the proportion of the Company’s investment in each fund (Net Asset Value (“NAV”) equivalent) as a practical expedient for fair value.

Real estate is carried at the lower of depreciated cost or fair value.

The Company holds interests in VIEs that represent primary beneficial interests. These consolidated VIEs are comprised of entities structured to hold and manage investments.

Realized gains and losses on sales of investments are recognized in income at the date of sale and are determined using the specific cost identification method.

In connection with the acquisition of REALIC, the Company elected the fair value option for certain assets which are held as collateral for reinsurance, as further described below. Accordingly, the Company established a funds held liability, for which the Company also elected the fair value option. The value of the funds held liability is equal to the fair value of the assets held as collateral. The income and any changes in unrealized gains and losses on these assets and the corresponding funds held liability are included in net investment income and have no impact on the Company’s consolidated income statements.

The changes in unrealized gains and losses on certain investments that are classified as available for sale and the non-credit related portion of other-than-temporary impairment charges are excluded from net income and included as a component of other comprehensive income and total equity, net of tax and the effect of the adjustment for deferred acquisition costs and deferred sales inducements. The changes in unrealized gains and losses on investments for which Jackson elected the fair value option are included in net investment income.

Derivative Instruments and Embedded Derivatives
The Company enters into financial derivative transactions, including, but not limited to, swaps, put-swaptions, futures and options to reduce and manage business risks. These transactions manage the risk of a change in the value, yield, price, cash flows, credit quality or degree of exposure with respect to assets, liabilities or future cash flows which the Company has acquired or incurred. The Company manages the potential credit exposure for over-the-counter derivative contracts through careful evaluation of the counterparty credit standing, collateral agreements, and master netting agreements. The Company is exposed to credit-related losses in the event of nonperformance by counterparties, however, it does not anticipate nonperformance. There were no charges due to nonperformance by derivative counterparties in 2015, 2014, or 2013.

The Company generally uses freestanding derivative instruments for hedging purposes. Additionally, certain liabilities, primarily trust instruments supported by funding agreements, fixed index annuities and guarantees offered in connection with variable annuities issued by the Company, may contain embedded derivative instruments. Further details regarding

10

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014

Jackson’s derivative positions are included in Note 4. The Company generally does not account for freestanding derivatives as either fair value or cash flow hedges as might be permitted if specific hedging documentation requirements were followed. Financial derivatives, including derivatives embedded in certain host liabilities that have been separated for accounting and financial reporting purposes, are carried at fair value. The results from freestanding derivative instruments and embedded derivatives, including net payments, realized gains and losses and changes in value, are reported in net income, as further detailed in Note 4.

Cash and Cash Equivalents
Cash and cash equivalents primarily include money market instruments and bank deposits.

Fair Value Measurement
Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s view of market assumptions in the absence of observable market information. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. All financial assets and liabilities measured at fair value are required to be classified into one of the following categories:

Level 1
Observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date. Level 1 securities include U.S. Treasury securities and exchange traded equity securities and derivative instruments.

Level 2
Observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Most fixed maturity securities that are model priced using observable inputs are classified within Level 2. Also included are freestanding and embedded derivative instruments that are priced using models with observable market inputs.

Level 3
Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Limited partnership interests and those embedded derivative instruments that are valued using unobservable inputs are included in Level 3. Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment may be used to determine the Level 3 fair values. Level 3 fair values represent the Company’s best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In many situations, inputs used to measure the fair value of an asset or liability may fall into different levels of the fair value hierarchy. In these situations, the Company determines the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value. As a result, both observable and unobservable inputs may be used in the determination of fair values that the Company has classified within Level 3.

The Company determines the fair values of certain financial assets and liabilities based on quoted market prices, where available. The Company may also determine fair value based on estimated future cash flows discounted at the appropriate current market rate. When appropriate, fair values reflect adjustments for counterparty credit quality, the Company’s credit standing, liquidity and risk margins on unobservable inputs.

Where quoted market prices are not available, fair value estimates are made at a point in time, based on relevant market data, as well as the best information about the individual financial instrument. At times, illiquid market conditions may result in inactive markets for certain of the Company’s financial instruments. In such instances, there may be no or limited observable market data for these assets and liabilities. Fair value estimates for financial instruments deemed to be in an illiquid market are based on judgments regarding current economic conditions, liquidity discounts, currency, credit and interest rate risks, loss experience and other factors. These fair values are estimates and involve considerable uncertainty and variability as a result of the inputs selected and may differ materially from the values that would have been used had an active market existed. As a result of market inactivity, such calculated fair value estimates may not be realizable in an immediate sale or settlement of the instrument. In addition, changes in the underlying assumptions used in the fair value measurement technique could significantly affect these fair value estimates.

Refer to Note 5 for further discussion of the methodologies used to determine fair values of the Company’s financial instruments.

11

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014

Deferred Acquisition Costs
Under current accounting guidance, certain costs that are directly related to the successful acquisition of new or renewal insurance business can be capitalized as deferred acquisition costs. These costs primarily pertain to commissions and certain costs associated with policy issuance and underwriting. All other acquisition costs are expensed as incurred.

Deferred acquisition costs are increased by interest thereon and amortized into income in proportion to anticipated premium revenues for traditional life policies and in proportion to estimated gross profits, including realized gains and losses and derivative movements, for annuities and interest-sensitive life products. Due to volatility of certain factors that affect gross profits, including realized capital gains and losses and derivative movements, amortization may be a benefit or a charge in any given period. In the event of negative amortization, the related deferred acquisition cost balance is capped at the initial amount capitalized, plus interest. Unamortized deferred acquisition costs are written off when a contract is internally replaced and substantially changed.

As certain fixed maturities available for sale are carried at fair value, an adjustment is made to deferred acquisition costs equal to the change in amortization that would have occurred if such securities had been sold at their stated fair value and the proceeds reinvested at current yields. This adjustment, along with the change in net unrealized gains (losses) on fixed maturities available for sale, net of applicable tax, is credited or charged directly to equity as a component of other comprehensive income. At December 31, 2015 and 2014, deferred acquisition costs decreased by $296.9 million and $725.9 million, respectively, to reflect this adjustment.

For variable annuity business, the Company employs a mean reversion methodology that is applied with the objective of adjusting the amortization of deferred acquisition costs that would otherwise be highly volatile due to fluctuations in the level of future gross profits arising from changes in equity market levels.  The mean reversion methodology achieves this objective by applying a dynamic adjustment to the assumption for short-term future investment returns. Under this methodology, the projected returns for the next five years are set such that, when combined with the actual returns for the current and preceding two years, the average rate of return over the eight-year period is 7.4% for both 2015 and 2014, after investment management fees. The mean reversion methodology does, however, include a cap and a floor of 15% and 0% per annum, respectively, on the projected return for each of the next five years. At December 31, 2015 and 2014, projected returns after the next five years were set at 7.4%. At December 31, 2015 and 2014, projected returns under mean reversion were within the range bounded by the 15% cap and 0% floor.

Deferred acquisition costs are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts. Any amount deemed unrecoverable is written off with a charge through deferred acquisition costs amortization. No such write-offs were required for 2015, 2014, and 2013. During 2015, certain amounts related to life products were adjusted, resulting in an additional $75 million in deferred acquisition cost amortization.

Deferred Sales Inducements
Under current accounting guidance, certain sales inducement costs that are directly related to the successful acquisition of new or renewal insurance business can be capitalized as deferred sales inducement costs. Bonus interest on deferred fixed annuities and contract enhancements on fixed index annuities and variable annuities are capitalized as deferred sales inducements and included in other assets. Deferred sales inducements are increased by interest thereon and amortized into income in proportion to estimated gross profits, including realized capital gains and losses and derivative movements. Due to volatility of certain factors that affect gross profits, including realized capital gains and losses and derivative movements, amortization may be a benefit or a charge in any given period. In the event of negative amortization, the related deferred sales inducements balance is capped at the initial amount capitalized, plus interest. Unamortized deferred sales inducements are written off when a contract is internally replaced and substantially changed.

As certain fixed maturities available for sale are carried at fair value, an adjustment is made to deferred sales inducements equal to the change in amortization that would have occurred if such securities had been sold at their stated fair value and the proceeds reinvested at current yields. This adjustment, along with the change in net unrealized gains (losses) on fixed maturities available for sale, net of applicable tax, is credited or charged directly to equity as a component of other comprehensive income. At December 31, 2015 and 2014, deferred sales inducements decreased by $54.9 million and $129.9 million, respectively, to reflect this adjustment.

For variable annuity business, the Company employs the same mean reversion methodology as is employed for deferred acquisition costs as described above.

12

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014

Deferred sales inducements are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts. Any amount deemed unrecoverable is written off with a charge through deferred sales inducements amortization. No such write-offs were required for 2015, 2014, and 2013.

Actuarial Assumption Changes (Unlocking)
Annually, or as circumstances warrant, the Company conducts a comprehensive review of the assumptions used for its estimates of future gross profits underlying the amortization of deferred acquisition costs and deferred sales inducements, as well as the valuation of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.  These assumptions include, but may not be limited to, policyholder behavior, mortality rates, expenses, investment returns and policy crediting rates. Based on this review, the cumulative balances of deferred acquisition costs, deferred sales inducements and life and annuity guaranteed benefit reserves are adjusted with a corresponding benefit or charge to net income.

Reinsurance and Funds Held Under Reinsurance Treaties
The Company enters into assumed and ceded reinsurance agreements with other companies in the normal course of business.  Ceded reinsurance agreements are reported on a gross basis on the Company’s consolidated balance sheets as an asset for amounts recoverable from reinsurers or as a component of other assets or liabilities for amounts, such as premiums, owed to or due from reinsurers.  Reinsurance assumed and ceded premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.  Premium income and benefit expenses are reported net of reinsurance assumed and ceded.

In connection with and prior to the previously mentioned acquisition, REALIC entered into three retrocession reinsurance agreements (“retro treaties”) with Swiss Reinsurance Company Ltd. (“SRZ”). Pursuant to these retro treaties, the Company ceded to SRZ on a 100% coinsurance basis, subject to pre-existing reinsurance with other parties, certain blocks of business written or assumed by REALIC.

As a result of these retro treaties, the Company holds certain assets, primarily in the form of policy loans and fixed maturities, as collateral for the reinsurance recoverable. Investment income and realized gains or losses earned on assets held as collateral are paid by the Company to SRZ, pursuant to the terms of the treaties. Investment income and realized gains and losses are reported net of investment income and realized gains and losses on funds held under reinsurance treaties, with no net impact on the Company’s consolidated income statements.

The income credited to SRZ on the funds held for the retro treaties is based on the income earned on those assets, which results in an embedded derivative (total return swap). However, at acquisition, the Company elected the fair value option for the funds held liability, which is carried at fair value with changes in fair value reported in net investment income. Accordingly, the embedded derivative is not bifurcated or separately valued.

Value of Business Acquired
As a result of the acquisition of SRLC in 2012, the Company recorded an intangible asset representing the value of business acquired (“VOBA”), which is included in other assets. In connection with the acquisition of insurance policies and investment contracts, a portion of the purchase price is assigned to the right to receive future gross profits from the acquired insurance policies and investment contracts. This intangible asset, or VOBA, represents the actuarially estimated present value of future cash flows from the acquired policies. The Company established a VOBA intangible asset for the acquired traditional life insurance products and deferred annuity contracts, as a result of the acquisition of SRLC. This intangible asset will be amortized over the life of the business, which approximates 20 years. The unamortized VOBA balance is subject to recoverability testing at the end of each reporting period to ensure that the balance does not exceed the present value of anticipated gross profits.

Income Taxes
The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as certain foreign jurisdictions.
Jackson files a consolidated federal income tax return with Brooke Life and Jackson National Life Insurance Company of New York. Jackson National Life (Bermuda) LTD and VFL International Life Company SPC, LTD are taxed as controlled foreign corporations of Jackson. With the exception of several insignificant wholly owned subsidiaries that aren’t included in the Jackson consolidated tax return, all other subsidiaries are limited liability companies with all of their

13

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014

interests owned by Jackson. Accordingly, they are not considered separate entities for income tax purposes and, therefore, are taxed as part of the operations of Jackson. Income tax expense is the lesser of the amount calculated on a separate company basis or Jackson’s pro-rata share of the actual liability as determined under the consolidated return taking into account only Jackson and Brooke Life.

Deferred federal income taxes arise from the recognition of temporary differences between the basis of assets and liabilities determined for financial reporting purposes and the basis determined for income tax purposes. Such temporary differences are principally related to the effects of recording certain invested assets at market value, the deferral of acquisition costs and sales inducements and the provisions for future policy benefits and expenses. Deferred tax assets and liabilities are measured using the tax rates expected to be in effect when such benefits are realized. Jackson is required to test the value of deferred tax assets for realizability. Deferred tax assets are reduced by a valuation allowance if, based on the weight of available positive and negative evidence, it is more likely than not that some portion, or all, of the deferred tax assets will not be realized. In determining the need for a valuation allowance, the Company considers the carryback eligibility of losses, reversal of existing temporary differences, estimated future taxable income and tax planning strategies.

The determination of the valuation allowance for Jackson’s deferred tax assets requires management to make certain judgments and assumptions regarding future operations that are based on historical experience and expectations of future performance. In order to recognize a tax benefit in the consolidated financial statements, there must be a greater than fifty percent chance of success of the Company’s position being sustained by the relevant taxing authority with regard to that tax position. Management’s judgments are potentially subject to change given the inherent uncertainty in predicting future performance, which is impacted by such factors as policyholder behavior, competitor pricing and other specific industry and market conditions.

The Company recognizes accrued interest and penalties, if any, related to unrecognized tax benefits as a component of tax expense.

Reserves for Future Policy Benefits and Claims Payable and Other Contract Holder Funds
For traditional life insurance contracts, which include term and whole life, reserves for future policy benefits are determined using the net level premium method and assumptions as of the issue date or acquisition date as to mortality, interest, persistency and expenses plus provisions for adverse deviations. These assumptions are not unlocked unless the reserve is determined to be deficient. Mortality assumptions range from 30% to 175% of the 1975-1980 Basic Select and Ultimate tables depending on policy duration. Interest rate assumptions range from 2.5% to 6.0%. Lapse and expense assumptions are based on Company experience. The Company’s liability for future policy benefits also includes net liabilities for guaranteed benefits related to certain nontraditional long-duration life and annuity contracts, which are further discussed in Note 9.

Upon acquisition of REALIC, the Company recorded a fair value adjustment related to certain annuity and interest sensitive liability blocks of business to reflect the cost of the interest guarantees within the inforce liabilities, based on the difference between the guaranteed interest rate and an assumed new money guaranteed interest rate. This adjustment was recorded in reserves for future policy benefits and claims payable. This component of the acquired reserves is reassessed at the end of each period, taking into account changes in the inforce block. Any resulting change in the reserve is recorded as a change in policy reserve through the consolidated income statements.

For the Company’s interest-sensitive life contracts, liabilities approximate the policyholder’s account value, plus the remaining balance of the fair value adjustment related to the REALIC acquired business. For fixed deferred annuities, the liability is the policyholder’s account value, plus the unamortized balance of the fair value adjustment related to the REALIC acquired business. For the fixed option on variable annuities, guaranteed investment contracts and other investment contracts, the liability is the policyholder’s account value. The liability for fixed index annuities is based on three components, 1) the imputed value of the underlying guaranteed host contract, 2) the fair value of the embedded option component of the contract and 3) the liability for guaranteed benefits related to the optional lifetime income rider.

The Company has formed both a special purpose vehicle and a statutory business trust, solely for the purpose of issuing Medium Term Note instruments to institutional investors, the proceeds of which are deposited with the Company and secured by the issuance of funding agreements.

14

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014

Those Medium Term Note instruments issued in a foreign currency have been economically hedged for changes in exchange rates using cross-currency swaps. The fair value of derivatives embedded in funding agreements, including unrealized foreign currency gains and losses, are included in the carrying value of the trust instruments supported by funding agreements.

Trust instrument liabilities are adjusted to reflect the effects of foreign currency gains and losses using exchange rates as of the reporting date. Foreign currency gains and losses are included in other net investment losses.

Jackson and Squire Re are members of the Federal Home Loan Bank of Indianapolis (“FHLBI”) primarily for the purpose of participating in the bank’s mortgage-collateralized loan advance program with short-term and long-term funding facilities. Members are required to purchase and hold a minimum amount of FHLBI capital stock plus additional stock based on outstanding advances. Advances are in the form of short-term or long-term notes or funding agreements issued to FHLBI.

The Company’s institutional products business is comprised of the guaranteed investment contracts, funding agreements and FHLBI funding agreement advances described above.

Contingent Liabilities
The Company is a party to legal actions and, at times, regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate their impact on the Company’s financial position. A reserve is established for contingent liabilities if it is probable that a loss has been incurred and the amount is reasonably estimable. It is possible that an adverse outcome in certain of the Company’s contingent liabilities, or the use of different assumptions in the determination of amounts recorded, could have a material effect upon the Company’s financial position. However, it is the opinion of management that the ultimate disposition of contingent liabilities is unlikely to have a material adverse effect on the Company's financial position.

Separate Account Assets and Liabilities
The Company maintains separate account assets, which are reported at fair value.  The related liabilities are reported at an amount equivalent to the separate account assets.  At December 31, 2015 and 2014, the assets and liabilities associated with variable life and annuity contracts were $134.2 billion and $127.5 billion, respectively.  Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company.  Refer to Note 9 for additional information regarding the Company’s contractual guarantees.  Separate account net investment income, net investment realized and unrealized gains and losses, and the related liability changes are offset within the same line item in the consolidated income statements. Amounts assessed against the contract holders for mortality, administrative, and other services are reported in revenue as fee income.

Included in the above mentioned assets and liabilities is a Company issued group variable annuity contract designed for use in connection with and issued to the Company’s Defined Contribution Retirement Plan. These deposits are allocated to the Jackson National Separate Account - II, which had balances of $268.2 million and $332.0 million at December 31, 2015 and 2014, respectively. The Company receives administrative fees for managing the funds. These fees are recorded as earned and included in fee income in the consolidated income statements.

Debt
Liabilities for the Company’s debt are primarily carried at an amount equal to the unpaid principal balance.  Original issuance discount or premium and any debt issue costs, if applicable, are recognized as a component of interest expense over the period the debt is expected to be outstanding.  Refer to Note 10 for further information regarding the Company’s debt.

Share-Based Compensation
As more fully described in Note 14, the Company has certain share award plans that are either equity settled or liability settled. For equity settled share award plans, the Company recognizes compensation expense based on a grant-date award fair value as determined using either the Black-Scholes model or the Monte Carlo model, ratably over the requisite service period of each individual grant, which generally equals the vesting period. For the liability settled share award plans, the associated compensation expense is recognized based on the change in fair value of the award at the end of each reporting period due to cash settlement alternatives.

15

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014

Revenue and Expense Recognition
Premiums for traditional life insurance are reported as revenues when due. Benefits, claims and expenses are associated with earned revenues in order to recognize profit over the lives of the contracts. This association is accomplished through provisions for future policy benefits and the deferral and amortization of certain acquisition costs.

Deposits on interest-sensitive life products and investment contracts, principally deferred annuities and guaranteed investment contracts, are treated as policyholder deposits and excluded from revenue. Revenues consist primarily of investment income and charges assessed against the account value for mortality charges, surrenders, variable annuity benefit guarantees and administrative expenses. Fee income also includes revenues related to asset management fees and certain service fees. Surrender benefits are treated as repayments of the policyholder account. Annuity benefit payments are treated as reductions to the policyholder account. Death benefits in excess of the policyholder account are recognized as an expense when incurred. Expenses consist primarily of the interest credited to policyholder deposits. Underwriting and other direct acquisition expenses are associated with gross profit in order to recognize profit over the life of the business. This is accomplished through deferral and amortization of acquisition costs and sales inducements. Expenses not related to policy acquisition are recognized when incurred.

Investment income is not accrued on securities in default and otherwise where the collection is uncertain. In these cases, receipts of interest on such securities are used to reduce the cost basis of the securities.

Subsequent Events
The Company has evaluated events through March 4, 2016, which is the date the consolidated financial statements were available to be issued.

3.	Investments

Investments are comprised primarily of fixed-income securities and loans, primarily publicly-traded corporate and government bonds, asset-backed securities and commercial mortgage loans. Asset-backed securities include mortgage-backed and other structured securities. The Company generates the majority of its general account deposits from interest-sensitive individual annuity contracts, life insurance products and guaranteed investment contracts on which it has committed to pay a declared rate of interest. The Company's strategy of investing in fixed-income securities and loans aims to ensure matching of the asset yield with the amounts credited to the interest-sensitive liabilities and to earn a stable return on its investments.

Fixed Maturities
The following table sets forth the composition of the fair value of fixed maturities at December 31, 2015, classified by rating categories as assigned by nationally recognized statistical rating organizations (“NRSRO”), the National Association of Insurance Commissioners (“NAIC”), or if not rated by such organizations, the Company’s affiliated investment advisor. At December 31, 2015, the carrying value of investments rated by the Company’s affiliated investment advisor totaled $274.7 million. For purposes of the table, if not otherwise rated higher by a NRSRO, NAIC Class 1 investments are included in the A rating; Class 2 in BBB; Class 3 in BB and Classes 4 through 6 in B and below.

Percent of Total
Fixed Maturities
Carrying Value
Investment Rating	December 31, 2015
AAA	22.1%
AA	6.5%
A	33.8%
BBB	33.6%
Investment grade	96.0%
BB	2.2%
B and below	1.8%
Below investment grade	4.0%
Total fixed maturities	100.0%

16

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014

At December 31, 2015, based on ratings by NRSROs, of the total carrying value of fixed maturities in an unrealized loss position, 87% were investment grade, 4% were below investment grade and 9% were not rated. Unrealized losses on fixed maturities that were below investment grade or not rated were approximately 16% of the aggregate gross unrealized losses on available for sale fixed maturities.

Corporate securities in an unrealized loss position were diversified across industries. As of December 31, 2015, the industries accounting for the larger percentage of unrealized losses included energy (28% of fixed maturities gross unrealized losses) and basic industry (18%). The largest unrealized loss related to a single corporate obligor was $53.0 million at December 31, 2015.

At December 31, 2015 and 2014, the amortized cost, gross unrealized gains and losses, fair value and non-credit other-than-temporary impairment (“OTTI”) of available for sale fixed maturities, including $141.6 million and $142.6 million in securities carried at fair value under the fair value option, were as follows (in thousands):

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair	Non-credit
December 31, 2015	Cost (1)	Gains	Losses	Value	OTTI (2)
Fixed Maturities
U.S. government securities	$5,124,445	$185,232	$105,009	$5,204,668	$—
Other government securities	1,072,160	1,846	28,203	1,045,803	—
Public utilities	4,230,606	278,969	39,428	4,470,147	—
Corporate securities	32,380,218	1,143,277	752,220	32,771,275	—
Residential mortgage-backed	1,829,293	69,547	14,658	1,884,182	(32,784)
Commercial mortgage-backed	3,424,314	102,043	26,110	3,500,247	(313)
Other asset-backed securities	943,805	18,150	35,237	926,718	(19,938)
Total fixed maturities	$49,004,841	$1,799,064	$1,000,865	$49,803,040	$(53,035)

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair	Non-credit
December 31, 2014	Cost (1)	Gains	Losses	Value	OTTI (2)
Fixed Maturities
U.S. government securities	$4,839,189	$318,904	$23,373	$5,134,720	$—
Other government securities	1,061,471	5,088	9,445	1,057,114	—
Public utilities	4,197,016	445,398	5,803	4,636,611	—
Corporate securities	31,436,874	1,923,803	191,462	33,169,215	—
Residential mortgage-backed	2,365,030	90,801	23,545	2,432,286	(46,350)
Commercial mortgage-backed	3,397,229	226,476	16,766	3,606,939	137
Other asset-backed securities	948,686	28,005	34,999	941,692	(21,846)
Total fixed maturities	$48,245,495	$3,038,475	$305,393	$50,978,577	$(68,059)

(1) Amortized cost, apart from the carrying value for securities carried at fair value under the fair value option.
(2) Represents the amount of non-credit OTTI gains (losses) recognized in other comprehensive income on securities for which credit impairments have been recorded.
17

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014

The amortized cost, gross unrealized gains and losses, and fair value of fixed maturities at December 31, 2015, by contractual maturity, are shown below (in thousands). Actual maturities may differ from contractual maturities where securities can be called or prepaid with or without early redemption penalties.

		Gross	Gross
	Amortized(1)	Unrealized	Unrealized
	Cost	Gains	Losses	Fair Value
Due in 1 year or less	$848,278	$15,156	$485	$862,949
Due after 1 year through 5 years	11,597,254	704,099	74,455	12,226,898
Due after 5 years through 10 years	20,249,976	457,270	486,601	20,220,645
Due after 10 years through 20 years	3,093,609	150,413	72,784	3,171,238
Due after 20 years	7,018,312	282,386	290,535	7,010,163
Residential mortgage-backed	1,829,293	69,547	14,658	1,884,182
Commercial mortgage-backed	3,424,314	102,043	26,110	3,500,247
Other asset-backed securities	943,805	18,150	35,237	926,718
Total	$49,004,841	$1,799,064	$1,000,865	$49,803,040

(1) Amortized cost, apart from the carrying value for securities carried at fair value under the fair value option.

Securities with a carrying value of $139.1 million and $116.0 million at December 31, 2015 and 2014, respectively, were on deposit with regulatory authorities, as required by law in various states in which business is conducted.

At December 31, 2015 and 2014, fixed maturities include $128.5 million and $129.7 million, respectively, held in trust pursuant to the retro treaties with SRZ.

Residential mortgage-backed securities (“RMBS”) include certain RMBS, which are collateralized by residential mortgage loans and are neither explicitly nor implicitly guaranteed by U.S. government agencies (“non-agency RMBS”). The Company’s non-agency RMBS include investments in securities backed by prime, Alt-A, and subprime loans as follows (in thousands):

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
December 31, 2015	Cost	Gains	Losses	Value
Prime	$299,619	$12,930	$2,992	$309,557
Alt-A	264,907	16,609	2,613	278,903
Subprime	278,835	7,616	5,200	281,251
Total non-agency RMBS	$843,361	$37,155	$10,805	$869,711

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
December 31, 2014	Cost	Gains	Losses	Value
Prime	$404,048	$17,209	$3,973	$417,284
Alt-A	361,607	19,156	2,854	377,909
Subprime	371,339	7,715	13,931	365,123
Total non-agency RMBS	$1,136,994	$ 44,080	$ 20,758	$1,160,316

The Company defines its exposure to non-agency residential mortgage loans as follows. Prime loan-backed securities are collateralized by mortgage loans made to the highest rated borrowers. Alt-A loan-backed securities are collateralized by mortgage loans made to borrowers who lack credit documentation or necessary requirements to obtain prime borrower rates. Subprime loan-backed securities are collateralized by mortgage loans made to borrowers that have a FICO score of 680 or lower.

18

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014

The following table summarizes the number of securities, fair value and the related amount of gross unrealized losses aggregated by investment category and length of time that individual fixed maturities have been in a continuous loss position (dollars in thousands):

	December 31, 2015			December 31, 2014

	Less than 12 months			Less than 12 months
	Gross			Gross
	Unrealized		# of	Unrealized		# of
	Losses	Fair Value	securities	Losses	Fair Value	securities
U.S. government securities	$100,212	$2,697,165	16	$518	$36,181	4
Other government securities	27,546	721,757	23	100	31,717	2
Public utilities	35,389	768,512	89	496	47,956	12
Corporate securities	553,545	10,963,146	903	95,577	2,722,165	267
Residential mortgage-backed	2,227	196,575	40	1,190	109,022	20
Commercial mortgage-backed	14,266	777,720	47	728	171,336	10
Other asset-backed securities	3,069	372,084	62	13,647	201,095	31
Total temporarily impaired
securities	$736,254	$16,496,959	1,180	$112,256	$3,319,472	346

	12 months or longer			12 months or longer
	Gross			Gross
	Unrealized		# of	Unrealized		# of
	Losses	Fair Value	securities	Losses	Fair Value	securities
U.S. government securities	$4,797	$213,830	5	$22,854	$1,387,984	14
Other government securities	657	26,048	2	9,345	577,550	22
Public utilities	4,039	17,483	4	5,307	195,916	29
Corporate securities	198,675	968,640	123	95,886	2,658,508	255
Residential mortgage-backed	12,431	226,208	67	22,355	385,243	91
Commercial mortgage-backed	11,844	291,896	23	16,038	319,483	36
Other asset-backed securities	32,168	164,905	25	21,352	165,403	26
Total temporarily impaired
securities	$264,611	$1,909,010	249	$193,137	$5,690,087	473

	Total			Total
	Gross			Gross
	Unrealized		# of	Unrealized		# of
	Losses	Fair Value	securities	Losses	Fair Value	securities
U.S. government securities	$105,009	$2,910,995	21	$23,372	$1,424,165	18
Other government securities	28,203	747,805	25	9,445	609,267	24
Public utilities	39,428	785,995	93	5,803	243,872	41
Corporate securities	752,220	11,931,786	1,026	191,463	5,380,673	522
Residential mortgage-backed	14,658	422,783	107	23,545	494,265	111
Commercial mortgage-backed	26,110	1,069,616	70	16,766	490,819	46
Other asset-backed securities	35,237	536,989	87	34,999	366,498	57
Total temporarily impaired
securities	$1,000,865	$18,405,969	1,429	$305,393	$9,009,559	819

Other-Than-Temporary Impairments on Available For Sale Securities
The Company periodically reviews its available for sale fixed maturities on a case-by-case basis to determine if any decline in fair value to below cost or amortized cost is other-than-temporary. Factors considered in determining whether a decline is other-than-temporary include the length of time a security has been in an unrealized loss position, the severity of the unrealized loss and the reasons for the decline in value and expectations for the amount and timing of a recovery in fair value.

19

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014

Securities the Company determines are underperforming or potential problem securities are subject to regular review. To facilitate the review, securities with significant declines in value, or where other objective criteria evidencing credit deterioration have been met, are included on a watch list. Among the criteria for securities to be included on a watch list are: credit deterioration that has led to a significant decline in fair value of the security; a significant covenant related to the security has been breached; or an issuer has filed or indicated a possibility of filing for bankruptcy, has missed or announced it intends to miss a scheduled interest or principal payment, or has experienced a specific material adverse change that may impair its creditworthiness.

In performing these reviews, the Company considers the relevant facts and circumstances relating to each investment and exercises considerable judgment in determining whether a security is other-than-temporarily impaired. Assessment factors include judgments about an obligor’s current and projected financial position, an issuer’s current and projected ability to service and repay its debt obligations, the existence of, and realizable value of, any collateral backing the obligations and the macro-economic and micro-economic outlooks for specific industries and issuers. This assessment may also involve assumptions regarding underlying collateral such as prepayment rates, default and recovery rates, and third-party servicing capabilities.

Among the specific factors considered are whether the decline in fair value results from a change in the credit quality of the security itself, or from a downward movement in the market as a whole, and the likelihood of recovering the carrying value based on the near-term prospects of the issuer. Unrealized losses that are considered to be primarily the result of market conditions (e.g., minor increases in interest rates, temporary market illiquidity or volatility, or industry-related events) and where the Company also believes there exists a reasonable expectation for recovery in the near term are usually determined to be temporary. To the extent that factors contributing to impairment losses recognized affect other investments, such investments are also reviewed for other-than-temporary impairment and losses are recorded when appropriate.

In addition to the review procedures described above, investments in asset-backed securities where market prices are depressed are subject to a review of their future estimated cash flows, including expected and stress case scenarios, to identify potential shortfalls in contractual payments. These estimated cash flows are developed using available performance indicators from the underlying assets including current and projected default or delinquency rates, levels of credit enhancement, current subordination levels, vintage, expected loss severity and other relevant characteristics. These estimates reflect a combination of data derived by third parties and internally developed assumptions. Where possible, this data is benchmarked against third-party sources.

Even in the case of severely depressed market values on asset-backed securities, the Company places significant reliance on the results of its cash flow testing and its lack of an intent to sell these securities until their fair values recover when reaching other-than-temporary impairment conclusions with regard to these securities. Other-than-temporary impairment charges are recorded on asset-backed securities when the Company forecasts a contractual payment shortfall.

The Company recognizes other-than-temporary impairments on debt securities in an unrealized loss position when any of the following circumstances exists:

•	The Company does not expect full recovery of the amortized cost based on the discounted cash flows estimated to be collected;

•	The Company intends to sell a security; or,

•	It is more likely than not that the Company will be required to sell a security prior to recovery.

For mortgage-backed securities, credit impairment is assessed using a cash flow model that estimates the cash flows on the underlying mortgages, using the security-specific collateral characteristics and transaction structure. The model estimates cash flows from the underlying mortgage loans and distributes those cash flows to various tranches of securities, considering the transaction structure and any subordination and credit enhancements existing in that structure. The cash flow model incorporates actual cash flows on the mortgage-backed securities through the current period and then projects the remaining cash flows using a number of assumptions, including prepayment speeds, default rates and loss severity.

Specifically for prime and Alt-A RMBS, the assumed default percentage is dependent on the severity of delinquency status, with foreclosures and real estate owned receiving higher rates, but also includes the currently performing loans. As of December 31, 2015 and 2014, assumed default rates for delinquent loans ranged from 15% to 100%. At December 31,

20

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014

2015 and 2014, assumed loss severities were applied to generate and analyze cash flows of each security and ranged from 25% to 68%.

These estimates reflect a combination of data derived by third parties and internally developed assumptions. Where possible, this data is benchmarked against other third-party sources. In addition, these estimates are extrapolated along a default timing curve to estimate the total lifetime pool default rate.

Other-than-temporary impairments are calculated as the difference between amortized cost and fair value. For other-than-temporarily impaired securities where Jackson does not intend to sell the security and it is not more likely than not that Jackson will be required to sell the security prior to recovery, total other-than-temporary impairments are reduced by the non-credit portion of the other-than-temporary impairments, which are recognized in other comprehensive income. The resultant net other-than-temporary impairments recorded in net income reflect only the credit loss on the other-than-temporarily impaired securities. The amortized cost of the other-than-temporarily impaired securities is reduced by the amount of this credit loss.

For securities that were deemed to be other-than-temporarily impaired and for which a non-credit loss was recorded in other comprehensive income, the amount recorded as an unrealized gain (loss) represents the difference between the fair value and the new amortized cost basis of the securities. The unrealized gain (loss) on other-than-temporarily impaired securities is recorded in other comprehensive income.

The following table summarizes net realized losses on investments (in thousands):

	Years Ended December 31,
	2015	2014	2013
Available-for-sale securities
Realized gains on sale	$211,198	$166,300	$135,023
Realized losses on sale	(128,955)	(57,383)	(34,448)
Impairments:
Total other-than-temporary impairments	(77,662)	(56,161)	(49,930)
Portion of other-than-temporary impairments
included in other comprehensive income	15,024	29,549	29,146
Net other-than-temporary impairments	(62,638)	(26,612)	(20,784)
Other	14,586	1,692	1,354
Net realized gains on non-derivative investments	34,191	83,997	81,145
Net losses on derivative instruments	(1,621,706)	(3,488,519)	(2,071,598)
Total net realized losses on investments	$(1,587,515)	$(3,404,522)	$(1,990,453)

The net losses on derivative instruments included in the above table are further detailed in Note 4.

The aggregate fair value of securities sold at a loss for the years ended December 31, 2015, 2014, and 2013 was $1,022.1 million, $790.3 million, and $640.4 million, respectively, which was approximately 89%, 93%, and 95% of book value, respectively.

21

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014

The following summarizes the current year activity for credit losses recognized in net income on debt securities where an other-than-temporary impairment was identified and the non-credit portion of the other-than-temporary impairment was included in other comprehensive income (in thousands):

	Years Ended December 31,
	2015	2014
Cumulative credit loss beginning balance	$276,872	$318,204
Additions:
New credit losses	50,434	8,802
Incremental credit losses	12,204	14,522
Reductions:
Securities sold, paid down or disposed of	(24,304)	(56,384)
Securities where there is intent to sell	(20,940)	(8,272)
Cumulative credit loss ending balance	$294,266	$276,872

There are inherent uncertainties in assessing the fair values assigned to the Company’s investments and in determining whether a decline in fair value is other-than-temporary. The Company’s reviews of net present value and fair value involve several criteria including economic conditions, credit loss experience, other issuer-specific developments and estimated future cash flows. These assessments are based on the best available information at the time. Factors such as market liquidity, the widening of bid/ask spreads and a change in the cash flow assumptions can contribute to future price volatility. If actual experience differs negatively from the assumptions and other considerations used in the consolidated financial statements, unrealized losses currently reported in accumulated other comprehensive income may be recognized in the consolidated income statements in future periods.

The Company currently has no intent to sell securities with unrealized losses considered to be temporary until they mature or recover in value and believes that it has the ability to do so. However, if the specific facts and circumstances surrounding an individual security, or the outlook for its industry sector change, the Company may sell the security prior to its maturity or recovery and realize a loss.

Commercial Mortgage Loans
Commercial mortgage loans of $6.4 billion and $6.0 billion at December 31, 2015 and 2014, respectively, are reported net of an allowance for loan losses of $4.6 million and $5.8 million at each date, respectively. At December 31, 2015, commercial mortgage loans were collateralized by properties located in 40 states. Jackson’s commercial mortgage loan portfolio does not include single-family residential mortgage loans, and is therefore not exposed to the risk of defaults associated with residential subprime mortgage loans. Jackson periodically reviews these loans for impairment and, during 2015, 2014, and 2013, recognized impairment charges against the allowance for loan losses of nil, $9.0 million, and $1.0 million, respectively. In addition, Jackson recorded impairments as a realized loss of nil, $2.7 million, and $3.2 million during 2015, 2014, and 2013, respectively.

The following table provides a summary of the allowance for losses in the Company’s commercial mortgage loan portfolio at December 31, 2015 and 2014 (in thousands):

Allowance for loan losses:	2015	2014
Balance at beginning of year	$5,754	$11,532
Charge-offs	—	(9,043)
Recoveries	—	524
Net charge-offs	—	(8,519)
Addition (reduction) to allowance	(1,198)	2,741
Balance at end of year	$4,556	$5,754

22

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014

The following table provides a summary of the allowance for losses in Jackson’s commercial mortgage loan portfolio (in thousands):

	December 31, 2015		December 31, 2014
	Allowance for Loan Losses	Recorded Investment	Allowance for Loan Losses	Recorded Investment

Individually evaluated for impairment	$—	$—	$—	$20,701
Collectively evaluated for impairment	4,556	6,436,636	5,754	5,977,552
Total	$4,556	$6,436,636	$5,754	$5,998,253

As of December 31, 2015 and 2014, the Company’s commercial mortgage loan portfolio is current and accruing interest. Delinquency status is determined from the date of the first missed contractual payment.

Under Jackson's policy for monitoring commercial mortgage loans, all impaired commercial mortgage loans are closely evaluated subsequent to impairment. The table below summarizes the recorded investment, unpaid principal balance, related loan allowance, average recorded investment and investment income recognized on impaired loans (in thousands):

	Recorded Investment	Unpaid Principal Balance	Related Loan Allowance	Average Recorded Investment	Investment Income Recognized
December 31, 2015:
Impaired Loans without a Valuation Allowance

Apartment	$—	$—	$—	$542	$50
Hotel	—	—	—	3,304	244
Total	—	—	—	3,846	294
Total Impaired Loans
Apartment	—	—	—	542	50
Hotel	—	—	—	3,304	244
Total	$—	$—	$—	$3,846	$294

	Recorded Investment	Unpaid Principal Balance	Related Loan Allowance	Average Recorded Investment	Investment Income Recognized
December 31, 2014:
Impaired Loans with a Valuation Allowance
Office	$—	$—	$—	$663	$34
Impaired Loans without a Valuation Allowance

Apartment	821	821	—	839	66
Hotel	19,880	19,880	—	41,762	2,735
Office	—	—	—	13,850	3,507
Warehouse	—	—	—	2,678	344
Total	20,701	20,701	—	59,129	6,652
Total Impaired Loans
Apartment	821	821	—	839	66
Hotel	19,880	19,880	—	41,762	2,735
Office	—	—	—	14,513	3,541
Warehouse	—	—	—	2,678	344
Total	$20,701	$20,701	$—	$59,792	$6,686

23

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014

The following tables provide information about the credit quality of commercial mortgage loans (in thousands):

	December 31, 2015
	In Good Standing	Restructured	Greater than 90 Days Delinquent	In the Process of Foreclosure	Total Carrying Value
Apartment	$2,129,103	$—	$—	$—	$2,129,103
Hotel	647,832	—	—	—	647,832
Office	731,735	—	—	—	731,735
Retail	1,154,303	—	—	—	1,154,303
Warehouse	1,773,663	—	—	—	1,773,663
Total	$6,436,636	$—	$—	$—	$6,436,636

	December 31, 2014
	In Good Standing	Restructured	Greater than 90 Days Delinquent	In the Process of Foreclosure	Total Carrying Value
Apartment	$1,917,788	$—	$—	$—	$1,917,788
Hotel	529,418	19,880	—	—	549,298
Office	707,001	—	—	—	707,001
Retail	1,149,619	—	—	—	1,149,619
Warehouse	1,674,547	—	—	—	1,674,547
Total	$5,978,373	$19,880	$—	$—	$5,998,253

During 2015 and 2014, there were no commercial mortgage loans involved in troubled debt restructuring.

Securitizations
In 2001, Jackson executed the Morgan Stanley Dean Witter Capital I, Series 2001-PPM (“MSDW”) securitization transaction, contributing commercial mortgages to MSDW and retaining a beneficial interest. Effective January 1, 2010, as a result of adoption of accounting guidance on certain investment funds, the Company was deemed to be the primary beneficiary of MSDW and, therefore, consolidated MSDW. As such, Jackson’s consolidated financial statements include MSDW assets of $10.1 million and $14.6 million at December 31, 2015 and 2014, respectively.

Other Invested Assets
Other invested assets primarily include investments in limited partnerships and real estate. At December 31, 2015 and 2014, investments in limited partnerships had carrying values of $1,194.2 million and $1,176.6 million, respectively. At December 31, 2015 and 2014, real estate totaling $224.1 million and $205.1 million, respectively, included foreclosed properties with a book value of $0.7 million in both 2015 and 2014.

Securities Lending
The Company has entered into securities lending agreements with agent banks whereby blocks of securities are loaned to third parties, primarily major brokerage firms. As of December 31, 2015 and 2014, the estimated fair value of loaned securities was $268.7 million and $189.2 million, respectively. The agreements require a minimum of 102 percent of the fair value of the loaned securities to be held as collateral, calculated on a daily basis. To further minimize the credit risks related to these programs, the financial condition of counterparties is monitored on a regular basis. At December 31, 2015 and 2014, cash collateral received in the amount of $279.0 million and $196.6 million, respectively, was invested by the agent banks and included in cash and cash equivalents of the Company. A securities lending payable for the overnight and continuous loans is included in liabilities in the amount of cash collateral received.

Securities lending transactions are used to generate income. Income and expenses associated with these transactions are reported as net investment income.

24

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014

Repurchase Agreements
The Company routinely enters into repurchase agreements whereby the Company agrees to sell and repurchase securities. These agreements are accounted for as financing transactions, with the assets and associated liabilities included in the consolidated balance sheets. During 2015 and 2014, short-term borrowings under such agreements averaged $53.3 million and $97.6 million, respectively, with weighted average interest rates of 0.19% and 0.12% during 2015 and 2014, respectively. At December 31, 2015 and 2014, the outstanding repurchase agreement balance was nil and $289.6 million, respectively, collateralized with US Treasury notes and maturing within 30 days, and was included within other liabilities in the consolidated balance sheets. Interest expense totaled $0.1 million, $0.1 million, and $0.2 million in 2015, 2014, and 2013, respectively. The highest level of short-term borrowings at any month end was $215.3 million in 2015 and $289.6 million in 2014.

Investment Income
The sources of net investment income were as follows (in thousands):

	Years Ended December 31,
	2015	2014	2013
Fixed maturities	$2,172,061	$2,271,890	$2,240,592
Commercial mortgage loans	287,420	296,056	307,361
Limited partnerships	129,470	153,378	267,892
Derivative instruments	282,337	252,121	206,461
Policy loans	398,855	395,857	391,089
Other investment income	41,785	4,926	56,838
Total investment income	3,311,928	3,374,228	3,470,233
Less: income on funds held under reinsurance treaties	(308,298)	(305,760)	(263,196)
Less: investment expenses	(64,268)	(65,887)	(62,391)
Net investment income	$2,939,362	$3,002,581	$3,144,646

Investment income of $6.7 million, $3.6 million, and $64.9 million was recognized on trading securities held at December 31, 2015, 2014 and 2013, respectively. In addition, investment income (loss) of $0.3 million, $9.1 million, and $(25.1) million, respectively, was recognized on securities carried at fair value recorded through income.

During 2015, investment income was reduced by $308.3 million for expense incurred on the liability for funds held under reinsurance treaties, including $305.6 million on policy loans, $2.4 million of fixed maturity income, $0.1 million gain on fixed maturities with fair value recorded through the consolidated income statement, and $0.2 million of income from other invested assets. During 2014, investment income was reduced by $305.8 million for expense incurred on the liability for funds held under reinsurance treaties, including $296.1 million on policy loans, $2.5 million of fixed maturity income and a $7.2 million gain on fixed maturities with fair value recorded through the consolidated income statement. During 2013, investment income was reduced by $263.2 million for expense incurred on the liability for funds held under reinsurance treaties, including $287.1 million on policy loans, $5.5 million of fixed maturity income and a $29.6 million loss on fixed maturities with fair value recorded through the consolidated income statement. The net investment income on derivative instruments included in the above table is further detailed in Note 4.

4.	Derivative Instruments
Jackson’s business model includes the acceptance, monitoring and mitigation of risk. Specifically, Jackson considers, among other factors, exposures to interest rate and equity market movements, foreign exchange rates and other asset or liability prices. The Company uses derivative instruments to mitigate or reduce these risks in accordance with established policies and goals. Jackson’s derivative holdings, while effective in managing defined risks, are not structured to meet accounting requirements to be designated as hedging instruments. As a result, freestanding derivatives are carried at fair value with changes recorded in other net investment losses.

Cross-currency swaps, which embody spot and forward currency swaps and, in some cases, interest rate and equity index swaps, are entered into for the purpose of hedging the Company issued foreign currency denominated trust instruments supported by funding agreements. Cross-currency swaps serve to hedge foreign currency exchange risk embedded in the funding agreements and are carried at fair value. The fair value of derivatives embedded in funding agreements, including

25

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014

unrealized foreign currency translation gains and losses, are included in the carrying value of the trust instruments supported by funding agreements. Foreign currency translation gains and losses associated with funding agreement hedging activities are included in other net investment losses.

Credit default swaps, with maturities up to five years, are agreements where the Company has purchased default protection on certain underlying corporate bonds held in its portfolio. These contracts allow the Company to sell the protected bonds at par value to the counterparty if a defined “default event” occurs, in exchange for periodic payments made by the Company for the life of the agreement. Credit default swaps are carried at fair value. The Company does not currently sell default protection using credit default swaps or other similar derivative instruments.

Put-swaption contracts provide the purchaser with the right, but not the obligation, to require the writer to pay the present value of a long-term interest rate swap at future exercise dates. The Company purchases and writes put-swaptions for hedging purposes with original maturities of up to 10 years. Put-swaptions hedge against movements in interest rates. Written put-swaptions may be entered into in conjunction with associated put-swaptions purchased from the same counterparties, referred to as linked put-swaptions. Linked put-swaptions have identical notional amounts and strike prices, but have different underlying swap terms. Linked put-swaptions are presented at the fair value of the net position for each pair of contracts. Non-linked put-swaptions are carried at fair value.

Equity index futures contracts and equity index options (including various call and put options, interest rate-contingent options, and put spreads), which are used to hedge the Company’s equity risk, including obligations associated with its fixed index annuities and guarantees in variable annuity products, are carried at fair value. These insurance products contain embedded options whose fair values are reported in other contract holder funds and reserves for future policy benefits and claims payable.

Total return swaps, for which the Company receives returns based on reference pools of assets in exchange for short-term floating rate payments based on notional amounts, are held for both hedging and investment purposes, and are carried at fair value.

Interest rate swap agreements used for hedging purposes generally involve the exchange of fixed and floating payments based on a notional contract amount over the period for which the agreement remains outstanding without an exchange of the underlying notional amount. Interest rate swaps are carried at fair value.

26

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014

A summary of the aggregate contractual or notional amounts and fair values of the Company’s freestanding derivative instruments is as follows (in thousands):

	December 31, 2015
	Assets		Liabilities
	Contractual/		Contractual/		Net
	Notional	Fair	Notional	Fair	Fair
	Amount (1)	Value	Amount (1)	Value	Value
Cross-currency swaps	$10,530	$868	$—	$—	$868
Equity index call options	15,000,000	10,389	—	—	10,389
Equity index futures	—	—	11,738,466	—	—
Equity index put options	74,500,000	377,175	—	—	377,175
Interest rate swaps	15,000,000	913,156	6,100,000	(366,194)	546,962
Put-swaptions	4,750,000	31,732	1,250,000	(1,245)	30,487
Total	$109,260,530	$1,333,320	$19,088,466	$(367,439)	$965,881

	December 31, 2014
	Assets		Liabilities
	Contractual/		Contractual/		Net
	Notional	Fair	Notional	Fair	Fair
	Amount (1)	Value	Amount (1)	Value	Value
Cross-currency swaps	$10,530	$2,241	$—	$—	$2,241
Equity index call options	6,500,000	14,324	—	—	14,324
Equity index futures	—	—	6,567,680	—	—
Equity index put options	72,750,000	342,284	—	—	342,284
Interest rate swaps	15,000,000	974,643	8,150,000	(391,475)	583,168
Put-swaptions	5,750,000	94,592	250,000	(330)	94,262
Total	$100,010,530	$1,428,084	$14,967,680	$(391,805)	$1,036,279

(1)  The notional amount for swaps and put-swaptions represents the stated principal balance used as a basis for calculating payments. The contractual amount for futures and options represents the market exposure of open positions.

27

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014

The following tables reflect the results of the Company’s derivatives, including gains (losses) and change in fair value of freestanding derivative instruments and embedded derivatives (in thousands):

	Year Ended December 31, 2015
	Net	Net Investment Income
	Derivative		Net Gain (Loss)
	Gains (Losses)
Equity index call options	$(120,259)	$—	$(120,259)
Equity index futures	5,347	—	5,347
Equity index put options	(1,044,044)	—	(1,044,044)
Fixed index annuity embedded derivatives	13,555	—	13,555
Interest rate swaps	(36,205)	282,337	246,132
Put-swaptions	8,695	—	8,695
Variable annuity embedded derivatives	(448,795)	—	(448,795)
Total	$(1,621,706)	$282,337	$(1,339,369)

	Year Ended December 31, 2014
	Net	Net Investment Income
	Derivative		Net Gain (Loss)
	Gains (Losses)
Credit default swaps	$363	$(363)	$—
Equity index call options	(47,177)	—	(47,177)
Equity index futures	(751,595)	—	(751,595)
Equity index put options	(725,175)	—	(725,175)
Fixed index annuity embedded derivatives	(267,544)	—	(267,544)
Interest rate swaps	585,021	252,381	837,402
Put-swaptions	198,504	103	198,607
Variable annuity embedded derivatives	(2,480,916)	—	(2,480,916)
Total	$(3,488,519)	$252,121	$(3,236,398)

	Year Ended December 31, 2013
	Net	Net Investment Income
	Derivative		Net Gain (Loss)
	Gains (Losses)
Credit default swaps	$6,791	$(7,479)	$(688)
Equity index call options	187,474	—	187,474
Equity index futures	(1,746,460)	—	(1,746,460)
Equity index put options	(800,394)	—	(800,394)
Fixed index annuity embedded derivatives	(455,149)	—	(455,149)
Interest rate swaps	(895,185)	210,166	(685,019)
Put-swaptions	(248,510)	48	(248,462)
Total return swaps	—	3,726	3,726
Variable annuity embedded derivatives	1,879,835	—	1,879,835
Total	$(2,071,598)	$206,461	$(1,865,137)

28

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014

All of Jackson’s trade agreements for freestanding, over-the-counter derivatives contain credit downgrade provisions that allow a party to assign or terminate derivative transactions if the counterparty’s credit rating declines below an established limit. At December 31, 2015 and 2014, the fair value of Jackson’s net derivative assets by counterparty were $975.2 million and $1,050.8 million, respectively, and held collateral was $1,069.0 million and $1,065.1 million, respectively, related to these agreements. At December 31, 2015 and 2014, the fair value of Jackson’s net derivative liabilities by counterparty was $9.3 million and $14.5 million, respectively, and provided collateral was nil and $18.5 million, respectively, related to these agreements. If all of the downgrade provisions had been triggered at December 31, 2015 or 2014, in aggregate, Jackson would have had to disburse $103.1 million and $10.3 million, respectively, to counterparties, representing the net fair values of derivatives by counterparty, less collateral held.

Offsetting Assets and Liabilities
The Company’s derivative instruments, repurchase agreements and securities lending agreements are subject to master netting arrangements and collateral arrangements. A master netting arrangement with a counterparty creates a right of offset for amounts due to and due from that same counterparty that is enforceable in the event of a default or bankruptcy. The Company recognizes amounts subject to master netting arrangements on a gross basis within the consolidated balance sheets.

The following tables present the gross and net information about the Company’s financial instruments subject to master netting arrangements (in thousands):

	December 31, 2015
	Gross Amounts Recognized	Gross Amounts Offset in the Consolidated Balance Sheets	Net Amounts Presented in the Consolidated Balance Sheets

				Gross Amounts Not Offset in the Consolidated Balance Sheets

				Financial Instruments(1)	Cash Collateral	Securities Collateral (2)	Net Amount

Financial Assets:
Derivative assets	$1,333,320	$—	$1,333,320	$358,114	$159,700	$790,271	$25,235

Financial Liabilities:
Derivative liabilities	$367,439	$—	$367,439	$358,114	$—	$—	$9,325
Securities loaned	279,002	—	279,002	—	279,002	—	—
Total financial liabilities	$646,441	$—	$646,441	$358,114	$279,002	$—	$9,325

	December 31, 2014
	Gross Amounts Recognized	Gross Amounts Offset in the Consolidated Balance Sheets	Net Amounts Presented in the Consolidated Balance Sheets

				Gross Amounts Not Offset in the Consolidated Balance Sheets

				Financial Instruments(1)	Cash Collateral	Securities Collateral (2)	Net Amount

Financial Assets:
Derivative assets	$1,428,084	$—	$1,428,084	$377,316	$108,563	$894,033	$48,172

Financial Liabilities:
Derivative liabilities	$391,805	$—	$391,805	$377,316	$—	$8,848	$5,641
Securities loaned	196,633	—	196,633	—	196,633	—	—
Repurchase agreements	289,625	—	289,625	—	—	289,625	—
Total financial liabilities	$878,063	$—	$878,063	$377,316	$196,633	$298,473	$5,641

(1)	Represents the amount that could be offset under master netting or similar arrangements that management elects not to offset on the consolidated balance sheets.
(2)	Excludes initial margin amounts for exchange-traded derivatives.

In the above tables, the amounts of assets or liabilities presented in the Company’s consolidated balance sheets are offset first by financial instruments that have the right of offset under master netting or similar arrangements with any remaining amount reduced by the amount of cash and securities collateral. The actual amount of collateral may be greater than

29

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014

amounts presented in the tables. The above tables exclude net embedded derivative liabilities of $3,352.1 million and $3,090.3 million for 2015 and 2014, respectively, as these derivatives are not subject to master netting arrangements. In addition, repurchase agreements are presented within other liabilities in the consolidated balance sheets.

5.	Fair Value Measurements
The following table summarizes the fair value and carrying value of Jackson’s financial instruments (in thousands). The basis for determining the fair value of each instrument is described in Note 2.

	December 31, 2015		December 31, 2014
	Carrying Value	Fair Value	Carrying Value	Fair Value
Assets
Fixed maturities (1)	$49,803,040	$49,803,040	$50,978,577	$50,978,577
Trading securities	285,154	285,154	530,418	530,418
Commercial mortgage loans	6,436,636	6,588,152	5,998,253	6,289,683
Policy loans (1)	4,495,955	4,495,955	4,477,083	4,477,083
Derivative instruments	1,333,320	1,333,320	1,428,084	1,428,084
Limited partnerships	1,194,226	1,194,226	1,176,633	1,176,633
Cash and cash equivalents	2,059,935	2,059,935	1,399,091	1,399,091
GMIB reinsurance recoverable	329,753	329,753	338,694	338,694
Separate account assets	134,157,891	134,157,891	127,459,274	127,459,274

Liabilities
Other contract holder funds and reserves for future policy benefits and claims payable
Annuity reserves (2)	$40,714,279	$44,221,525	$39,788,696	$43,818,946
Reserves for guaranteed investment contracts	1,816,501	1,822,597	1,878,038	1,890,937
Trust instruments supported by funding agreements	2,542,491	2,556,792	1,315,639	1,335,450
Federal Home Loan Bank funding agreements	1,873,747	1,860,010	1,873,843	1,839,594
Funds held under reinsurance treaties	3,459,645	3,459,645	3,431,854	3,431,854
Debt	346,957	427,500	328,737	394,309
Securities lending payable	279,002	279,002	196,633	196,633
Derivative instruments	367,439	367,439	391,805	391,805
Repurchase agreements	—	—	289,625	289,625
Federal Home Loan Bank advances	—	—	200,015	200,015
Separate account liabilities	134,157,891	134,157,891	127,459,274	127,459,274

(1) Includes items carried at fair value under the fair value option, for which there is a corresponding liability within funds held under reinsurance treaties.
(2) Annuity reserves represent only the components of other contract holder funds and reserves for future policy benefits and claims payable that are considered to be financial instruments.
The following is a discussion of the methodologies used to determine fair values of the financial instruments measured on both a recurring and nonrecurring basis reported in the following tables.
Fixed Maturity and Trading Securities
The fair values for fixed maturity and trading securities are determined using information available from independent pricing services, broker-dealer quotes, or internally derived estimates. Priority is given to publicly available prices from independent sources, when available. Securities for which the independent pricing service does not provide a quotation are either submitted to independent broker-dealers for prices or priced internally. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, credit spreads, liquidity premiums and/or estimated cash flows based on default and prepayment assumptions.

As a result of typical trading volumes and the lack of specific quoted market prices for most fixed maturities, independent pricing services will normally derive the security prices through recently reported trades for identical or similar securities, making adjustments through the reporting date based upon available market observable information as outlined above. If there are no recently reported trades, the independent pricing services and broker-dealers may use matrix or pricing model processes to develop a security price where future cash flow expectations are developed based upon collateral

30

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014

performance and discounted at relevant market rates. Certain securities are priced using broker-dealer quotes, which may utilize proprietary inputs and models. Additionally, the majority of these quotes are non-binding.

Included in the pricing of asset-backed securities are estimates of the rate of future prepayments of principal over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and prepayment assumptions believed to be relevant for the underlying collateral. Actual prepayment experience may vary from these estimates.

Internally derived estimates may be used to develop a fair value for securities for which the Company is unable to obtain either a reliable price from an independent pricing service or a suitable broker-dealer quote. These fair value estimates may incorporate Level 2 and Level 3 inputs and are generally derived using expected future cash flows, discounted at market interest rates available from market sources based on the credit quality and duration of the instrument. For securities that may not be reliably priced using these internally developed pricing models, a fair value may be estimated using indicative market prices. These prices are indicative of an exit price, but the assumptions used to establish the fair value may not be observable or corroborated by market observable information and, therefore, represent Level 3 inputs.

The Company performs a monthly analysis on the prices and credit spreads received from third parties to ensure that the prices represent a reasonable estimate of the fair value. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals. Examples of procedures performed include, but are not limited to, initial and ongoing review of third party pricing service methodologies, review of pricing statistics and trends, back testing recent trades and monitoring of trading volumes. In addition, the Company considers whether prices received from independent broker-dealers represent a reasonable estimate of fair value through the use of internal and external cash flow models, which are developed based on spreads and, when available, market indices. As a result of this analysis, if the Company determines there is a more appropriate fair value based upon the available market data, the price received from the third party may be adjusted accordingly.

For those securities that were internally valued at December 31, 2015 and 2014, the pricing model used by the Company utilizes current spread levels of similarly rated securities to determine the market discount rate for the security.  Furthermore, appropriate risk premiums for illiquidity and non-performance are incorporated in the discount rate.  Cash flows, as estimated by the Company using issuer-specific default statistics and prepayment assumptions, are discounted to determine an estimated fair value.

On an ongoing basis, the Company reviews the independent pricing services’ valuation methodologies and related inputs, and evaluates the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy distribution based upon trading activity and the observability of market inputs. Based on the results of this evaluation, each price is classified into Level 1, 2, or 3. Most prices provided by independent pricing services, including broker-dealer quotes, are classified into Level 2 due to their use of market observable inputs.

Commercial Mortgage Loans
Fair values are generally determined by discounting expected future cash flows at current market interest rates, inclusive of a credit spread, for similar quality loans. For loans whose value is dependent upon the underlying property, fair value is determined to be the estimated value of the collateral. Certain characteristics considered significant in determining the spread or collateral value may be based on internally developed estimates. As a result, these investments have been classified as Level 3 within the fair value hierarchy.

Policy Loans
Policy loans are funds provided to policyholders in return for a claim on the policies values and function like demand deposits which are redeemable upon repayment, death or surrender, and there is only one market price at which the transaction could be settled - the then current carrying value.  The funds provided are limited to the cash surrender value of the underlying policy.  The nature of policy loans is to have a negligible default risk as the loans are fully collateralized by the value of the policy.  Policy loans do not have a stated maturity and the balances and accrued interest are repaid either by the policyholder or with proceeds from the policy.  Due to the collateralized nature of policy loans and unpredictable timing of payments, the Company believes the carrying value of policy loans approximates fair value.

31

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014

Freestanding Derivative Instruments
Freestanding derivative instruments are reported at fair value, which reflects the estimated amounts, net of payment accruals, which the Company would receive or pay upon sale or termination of the contracts at the reporting date. Changes in fair value are included in other net investment losses. Freestanding derivatives priced using third party pricing services incorporate inputs that are predominantly observable in the market. Inputs used to value derivatives include, but are not limited to, interest rate swap curves, credit spreads, interest rates, counterparty credit risk, equity volatility and equity index levels.

Freestanding derivative instruments classified as Level 1 include futures, which are traded on active exchanges. Freestanding derivative instruments classified as Level 2 include interest rate swaps, cross currency swaps, credit default swaps, put-swaptions and certain equity index call and put options. These derivative valuations are determined by third-party pricing services using pricing models with inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Freestanding derivative instruments classified as Level 3 include interest rate contingent options that are valued by third-party pricing services utilizing significant unobservable inputs.

Limited Partnerships
Fair value for limited partnership interests, which are included in other invested assets, is determined using the proportion of Jackson’s investment in each fund (“NAV equivalent”) as a practical expedient for fair value. No adjustments to these amounts were deemed necessary at December 31, 2015 or 2014.

The Company’s limited partnership investments are not redeemable and distributions received are generally the result of liquidation of the underlying assets of the partnerships. The term of Jackson’s interest in the partnerships is generally ten years, but may be extended for a period of time under provisions within the partnership agreements, if applicable. The Company generally has the ability under the partnership agreements to sell its interest to another limited partner with the prior written consent of the general partner. It is not probable and there is no instance where Jackson contemplated selling a limited partnership interest for an amount different from its NAV equivalent.

Cash and Cash Equivalents
Cash and cash equivalents primarily include money market instruments and bank deposits. Certain money market instruments are valued using unadjusted quoted prices in active markets and are classified as Level 1.

Separate Account Assets and Liabilities
Separate account assets are comprised of investments in mutual funds that transact regularly, but do not trade in active markets as they are not publically available, and are categorized as Level 2 assets. The values of separate account liabilities are set equal to the values of separate account assets.

Other Contract Holder Funds
Fair values for immediate annuities without mortality features are derived by discounting the future estimated cash flows using current market interest rates for similar maturities. Fair values for deferred annuities, including fixed index annuities, are determined using projected future cash flows discounted at current market interest rates.

The fair value of the fixed index annuities embedded option, incorporating such factors as the volatility of returns, the level of interest rates and the time remaining until the option expires, is calculated using the closed form Black-Scholes Option Pricing model or Monte Carlo simulations, as appropriate for the type of option. Additionally, assumed withdrawal rates are used to estimate the expected volume of embedded options that will be realized by policyholders.

Fair values for guaranteed investment contracts are based on the present value of future cash flows discounted at current market interest rates.

Fair values for trust instruments supported by funding agreements are based on the present value of future cash flows discounted at current market interest rates, plus the fair value of any embedded derivatives that are not required to be reported separately.

Fair values of the FHLBI funding agreements are based on the present value of future cash flows discounted at current market interest rates.

32

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014

Funds Held Under Reinsurance Treaties
The fair value of the funds held is equal to the fair value of the assets held as collateral, which primarily consist of policy loans and fixed maturities.

Debt
Fair values for the Company’s surplus notes and other long-term debt are generally determined by prices obtained from independent broker dealers or discounted cash flow models.  Such prices are derived from market observable inputs and are classified as Level 2.  Values for mortgage loans issued by consolidated VIEs are based on the VIEs’ values, which may include unobservable inputs and are classified as Level 3 and are also included in debt.

Securities Lending Payable
The Company’s securities lending payable is set equal to the cash collateral received. Due to the short-term nature of the loans, carrying value is a reasonable estimate of fair value and is classified as Level 2.

Repurchase Agreements
Carrying value of the Company’s repurchase agreements, which are included in other liabilities, is considered a reasonable estimate of fair value due to their short-term maturities and are classified as Level 2.

Federal Home Loan Bank Advances
Carrying value of the Company’s Federal Home Loan Bank advances, which are included in other liabilities, is considered a reasonable estimate of fair value due to their short-term maturities and are classified as Level 2.

Certain Guaranteed Benefits
Variable annuity contracts issued by the Company offer various guaranteed minimum death, withdrawal, income and accumulation benefits. Certain benefits, primarily non-life contingent components of guaranteed minimum withdrawal benefits (“GMWB”), guaranteed minimum accumulation benefits (“GMAB”) and the reinsurance recoverable on the Company’s guaranteed minimum income benefits (“GMIB”), are recorded at fair value. Guaranteed benefits that are not subject to fair value accounting are accounted for as insurance benefits.

Non-life contingent components of GMWBs and GMABs are recorded at fair value with changes in fair value recorded in other net investment losses. The fair value of the reserve is based on the expectations of future benefit payments and certain future fees associated with the benefits. At the inception of the contract, the Company attributes to the embedded derivative a portion of total fees collected from the contract holder, which is then held static in future valuations. Those fees, generally referred to as the attributed fees, are set such that the present value of the attributed fees is equal to the present value of future claims expected to be paid under the guaranteed benefit at the inception of the contract. In subsequent valuations, both the present value of future benefits and the present value of attributed fees are revalued based on current market conditions and policyholder behavior assumptions. The difference between each of the two components represents the fair value of the embedded derivative. Jackson discontinued offering the GMAB in 2011.

Jackson’s GMIB book is reinsured through an unrelated party and, due to the net settlement provisions of the reinsurance agreement, this contract meets the definition of a derivative. Accordingly, the GMIB reinsurance agreement is recorded at fair value, with changes in fair value recorded in other net investment losses. Due to the inability to economically reinsure or hedge new issues of the GMIB, the Company discontinued offering the benefit in 2009.

Fair values for GMWB and GMAB embedded derivatives, as well as GMIB reinsurance recoverables, are calculated using internally developed models because active, observable markets do not exist for those guaranteed benefits.

The fair value calculation is based on the present value of future cash flows comprised of future expected benefit payments, less future attributed rider fees, over the lives of the contracts. Estimating these cash flows requires numerous estimates and subjective judgments related to capital market inputs, as well as actuarially determined assumptions related to expectations concerning policyholder behavior. Capital market inputs include expected market rates of return, market volatility, correlations of market index returns to funds, fund performance and discount rates. The more significant actuarial assumptions include benefit utilization by policyholders under varying conditions, fund allocation, persistency, mortality, and withdrawal rates. Best estimate assumptions plus risk margins are used as applicable.

33

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014

At each valuation date, the Company assumes expected returns based on LIBOR swap rates as of that date to determine the value of expected future cash flows produced in a stochastic process. Volatility assumptions are based on a weighting of available market data for implied market volatility for durations up to 10 years, grading to a historical volatility level by year 15, where such long-term historical volatility levels contain an explicit risk margin. Additionally, non-performance risk is incorporated into the calculation through the use of discount rates based on a AA corporate credit curve as an approximation of Jackson’s own credit risk. Risk margins are also incorporated into the model assumptions, particularly for policyholder behavior. Estimates of future policyholder behavior are subjective and are based primarily on the Company’s experience.

As markets change, mature and evolve and actual policyholder behavior emerges, management continually evaluates the appropriateness of its assumptions for this component of the fair value model.

The use of the models and assumptions described above requires a significant amount of judgment. Management believes the aggregation of each of these components results in an amount that the Company would be required to transfer for a liability, or receive for an asset, to or from a willing buyer or seller, if one existed, for those market participants to assume the risks associated with the guaranteed benefits and the related reinsurance. However, the ultimate settlement amount of the asset or liability, which is currently unknown, could likely be significantly different than this fair value.

Assets and Liabilities Measured at Fair Value on a Recurring Basis
The following tables summarize the Company’s assets and liabilities that are carried at fair value by hierarchy levels (in thousands):

	December 31, 2015
	Total	Level 1	Level 2	Level 3
Assets
Fixed maturities
U.S. government securities	$5,204,668	$5,204,668	$—	$—
Other government securities	1,045,803	—	1,045,803	—
Public Utilities	4,470,147	—	4,470,147	—
Corporate securities	32,771,275	—	32,771,275	—
Residential mortgage-backed	1,884,182	—	1,884,175	7
Commercial mortgage-backed	3,500,247	—	3,500,061	186
Other asset-backed securities	926,718	—	920,268	6,450
Trading securities	285,154	128,920	122,786	33,448
Policy loans	3,216,123	—	—	3,216,123
Derivative instruments	1,333,320	—	1,235,968	97,352
Limited partnerships	1,194,226	—	—	1,194,226
GMIB reinsurance recoverable	329,753	—	—	329,753
Separate account assets	134,157,891	—	134,157,891	—
Total	$190,319,507	$5,333,588	$180,108,374	$4,877,545

Liabilities
Embedded derivative liabilities (1)	$3,352,075	$—	$1,167,979	$2,184,096
Funds held under reinsurance treaties	3,459,645	—	—	3,459,645
Derivative instruments	367,439	—	367,439	—
Total	$7,179,159	$—	$1,535,418	$5,643,741

(1) Includes the embedded derivative liabilities related to GMWB reserves and fixed index annuities.

34

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014

	December 31, 2014
	Total	Level 1	Level 2	Level 3
Assets
Fixed maturities
U.S. government securities	$5,134,720	$5,134,720	$—	$—
Other government securities	1,057,114	—	1,057,114	—
Public utilities	4,636,611	—	4,636,611	—
Corporate securities	33,169,215	—	33,168,934	281
Residential mortgage-backed	2,432,286	—	2,432,275	11
Commercial mortgage-backed	3,606,939	—	3,597,553	9,386
Other asset-backed securities	941,692	—	930,202	11,490
Trading securities	530,418	147,057	346,635	36,726
Policy loans	3,156,550	—	—	3,156,550
Derivative instruments	1,428,084	—	1,428,084	—
Limited partnerships	1,176,633	—	—	1,176,633
GMIB reinsurance recoverable	338,694	—	—	338,694
Separate account assets	127,459,274	—	127,459,274	—
Total	$185,068,230	$5,281,777	$175,056,682	$4,729,771

Liabilities
Embedded derivative liabilities (1)	$3,090,287	$—	$1,346,047	$1,744,240
Funds held under reinsurance treaties	3,431,854	—	—	3,431,854
Derivative instruments	391,805	—	391,805	—
Total	$6,913,946	$—	$1,737,852	$5,176,094

(1) Includes the embedded derivative liabilities related to GMWB reserves and fixed index annuities.

35

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014

Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

Level 3 Assets and Liabilities by Price Source
The table below presents the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources (in thousands).

	December 31, 2015
Assets	Total	Internal	External
Fixed Maturities
Residential mortgage-backed	$7	$7	$—
Commercial mortgage-backed	186	186	—
Other asset-backed securities	6,450	6,450	—
Trading securities	33,448	111	33,337
Policy loans	3,216,123	3,216,123	—
Derivative instruments	97,352	—	97,352
Limited partnerships	1,194,226	—	1,194,226
GMIB reinsurance recoverable	329,753	329,753	—
Total	$4,877,545	$3,552,630	$1,324,915

Liabilities
Embedded derivative liabilities (1)	$2,184,096	$2,184,096	$—
Funds held under reinsurance treaties	3,459,645	3,459,645	—
Total	$5,643,741	$5,643,741	$—

	December 31, 2014
Assets	Total	Internal	External
Fixed Maturities
Corporate securities	$281	$281	$—
Residential mortgage-backed	11	11	—
Commercial mortgage-backed	9,386	9,386	—
Other asset-backed securities	11,490	11,490	—
Trading securities	36,726	249	36,477
Policy loans	3,156,550	3,156,550	—
Limited partnerships	1,176,633	—	1,176,633
GMIB reinsurance recoverable	338,694	338,694	—
Total	$4,729,771	$3,516,661	$1,213,110

Liabilities
Embedded derivative liabilities (1)	$1,744,240	$1,744,240	$—
Funds held under reinsurance treaties	3,431,854	3,431,854	—
Total	$5,176,094	$5,176,094	$—

(1) Includes the embedded derivatives related to GMWB reserves.

External pricing sources for securities represent unadjusted prices from independent pricing services and independent indicative broker quotes where pricing inputs are not readily available. Limited partnership interests are valued using externally prepared financial statements provided by partnership management.

36

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014

Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities
The table below presents quantitative information on significant internally-priced Level 3 assets and liabilities (in thousands):

	December 31, 2015
	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Range in bps (Weighted Average)	Impact of Increase in Input on Fair Value
Assets
Fixed maturities
Other asset-backed securities	$6,450	Discounted cash flow	Discount rate	277-395 (358)	Decrease
Policy loans	3,216,123	Outstanding balance	N/A	N/A	N/A
GMIB reinsurance recoverable	329,753	Discounted cash flow	See below	See below	See below
Total	$3,552,326

Liabilities
Embedded derivative liabilities	$2,184,096	Discounted cash flow	See below	See below	See below
Funds held under reinsurance treaties	3,459,645	Carrying value of asset	N/A	N/A	N/A
Total	$5,643,741

	December 31, 2014
	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Range in bps (Weighted Average)	Impact of Increase in Input on Fair Value
Assets
Fixed maturities
Commercial mortgage-backed	$9,386	Discounted cash flow	Discount rate	0-275 (138)	Decrease
Other asset-backed securities	11,490	Discounted cash flow	Discount rate	262-486 (414)	Decrease
Policy loans	3,156,550	Outstanding balance	N/A	N/A	N/A
GMIB reinsurance recoverable	338,694	Discounted cash flow	See below	See below	See below
Total	$3,516,120

Liabilities
Embedded derivative liabilities	$1,744,240	Discounted cash flow	See below	See below	See below
Funds held under reinsurance treaties	3,431,854	Carrying value of asset	N/A	N/A	N/A
Total	$5,176,094

Sensitivity to Changes in Unobservable Inputs
The following is a general description of sensitivities of significant unobservable inputs and their impact on the fair value measurement for the assets and liabilities reflected in the table above.

Commercial mortgage-backed securities and other asset-backed securities classified in Level 3 are fair valued using a discounted cash flow model. Unobservable inputs include an internally developed discount rate. Significant increases (decreases) in the discount rate would result in a significantly lower (higher) fair value measurement.

As of December 31, 2015, residential mortgage-backed securities of $7 thousand, commercial mortgage-backed securities of $186 thousand, and trading securities of $111 thousand are fair valued using techniques incorporating unobservable inputs and are classified in Level 3 of the fair value hierarchy. As of December 31, 2014, corporate securities of $281 thousand, residential mortgage-backed securities of $11 thousand, and trading securities of $249 thousand are fair valued using techniques incorporating unobservable inputs and are classified in Level 3 of the fair value hierarchy. For these assets, their unobservable inputs and ranges of possible inputs do not materially affect their fair valuations and have been excluded from the quantitative information in the table above.

The GMIB reinsurance recoverable fair value calculation is based on the present value of future cash flows comprised of future expected reinsurance benefit receipts, less future attributed premium payments to reinsurers, over the lives of the contracts. Estimating these cash flows requires actuarially determined assumptions related to expectations concerning policyholder behavior and long-term market volatility. The more significant policyholder behavior actuarial assumptions include benefit utilization, fund allocation, persistency, and mortality. In general, an increase (decrease) in assumed benefit utilization would increase (decrease) the fair value of the reinsurance recoverable; an increase (decrease) in

37

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014

allocation to equity funds would increase (decrease) the fair value of the reinsurance recoverable; an increase (decrease) in assumed persistency would increase (decrease) the fair value of the reinsurance recoverable; an increase (decrease) in assumed mortality would decrease (increase) the fair value of the reinsurance recoverable; and an increase (decrease) in long-term market volatility would increase (decrease) the fair value of the reinsurance recoverable.

Embedded derivative liabilities classified in Level 3 represent the fair value of GMWB and GMAB liabilities.  These fair value calculations are based on the present value of future cash flows comprised of future expected benefit payments, less future attributed rider fees, over the lives of the contracts.   Estimating these cash flows requires actuarially determined assumptions related to expectations concerning policyholder behavior and long-term market volatility.  The more significant policyholder behavior actuarial assumptions include benefit utilization, fund allocation, persistency, and mortality.  In general, an increase (decrease) in assumed benefit utilization would increase (decrease) the fair value of the liabilities; an increase (decrease) in allocation to equity funds would increase (decrease) the fair value of the liabilities; an increase (decrease) in assumed persistency would increase (decrease) the fair value of the liabilities; an increase (decrease) in assumed mortality would decrease (increase) the fair value of the liabilities; and an increase (decrease) in long-term market volatility would increase (decrease) the fair value of the liabilities.

38

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014

The tables below provide rollforwards for 2015 and 2014 of the financial instruments for which significant unobservable inputs (Level 3) are used in the fair value measurement. Gains and losses in the table below include changes in fair value due partly to observable and unobservable factors. The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instruments hedging the related risks may not be classified within the same fair value hierarchy level as the associated assets and liabilities. Therefore, the impact of the derivative instruments reported in Level 3 may vary significantly from the total income effect of the hedged instruments. Additionally, the Company’s policy for determining and disclosing transfers between levels is to recognize transfers using beginning of period balances.

		Total Realized/Unrealized Gains (Losses) Included in
				Purchases,
	Fair Value			Sales,	Transfers	Fair Value
	as of		Other	Issuances	in and/or	as of
	January 1,	Net	Comprehensive	and	(out of)	December 31,
(in thousands)	2015	Income	Income	Settlements	Level 3	2015
Assets
Fixed maturities
Corporate securities	$281	$(368)	$87	$—	$—	$—
Residential mortgage-backed	11	17	—	(21)	—	7
Commercial mortgage-backed	9,386	(898)	547	(8,849)	—	186
Other asset-backed securities	11,490	9	80	(103)	(5,026)	6,450
Trading securities	36,726	3,688	—	(6,966)	—	33,448
Policy loans	3,156,550	3,797	—	55,776	—	3,216,123
Limited partnerships	1,176,633	(44,473)	—	62,066	—	1,194,226
Derivative instruments	—	(120,258)	—	110,295	107,315	97,352
GMIB reinsurance recoverable	338,694	(8,941)	—	—	—	329,753

Liabilities
Embedded derivative liabilities	$(1,744,240)	$(439,856)	$—	$—	$—	$(2,184,096)
Funds held under reinsurance treaties	(3,431,854)	(3,789)	(128)	(23,874)	—	(3,459,645)

		Total Realized/Unrealized Gains (Losses) Included in
				Purchases,
	Fair Value			Sales,	Transfers	Fair Value
	as of		Other	Issuances	in and/or	as of
	January 1,	Net	Comprehensive	and	(out of)	December 31,
(in thousands)	2014	Income	Income	Settlements	Level 3	2014
Assets
Fixed maturities
Corporate securities	$19,013	$822	$1,642	$(21,196)	$—	$281
Residential mortgage-backed	14	17	—	(20)	—	11
Commercial mortgage-backed	458	(2,175)	1,882	(526)	9,747	9,386
Other asset-backed securities	9,549	272	100	4,055	(2,486)	11,490
Trading securities	70,476	(4,151)	—	(29,599)	—	36,726
Policy loans	3,131,161	2,251	—	23,138	—	3,156,550
Limited partnerships	1,310,369	(125,719)	—	(8,017)	—	1,176,633
GMIB reinsurance recoverable	136,147	202,547	—	—	—	338,694

Liabilities
Embedded derivative liabilities	$939,224	$(2,683,464)	$—	$—	$—	$(1,744,240)
Funds held under reinsurance treaties	(3,396,987)	(15,879)	—	(18,988)	—	(3,431,854)
39

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014

The components of the amounts included in purchases, sales, issuances and settlements for years ended December 31, 2015 and 2014 shown above are as follows (in thousands):

	December 31, 2015
	Purchases	Sales	Issuances	Settlements	Total
Assets
Fixed maturities
Residential mortgage-backed	$—	$(21)	$—	$—	$(21)
Commercial mortgage-backed	—	(8,849)	—	—	(8,849)
Other asset-backed securities	—	(103)	—	—	(103)
Trading securities	640	(7,606)	—	—	(6,966)
Policy loans	—	—	312,479	(259,703)	52,776
Limited partnerships	194,595	(132,529)	—	—	62,066
Derivative instruments	110,849	(554)	—	—	110,295
Total	$306,084	$(149,662)	$312,479	$(259,703)	$209,198

Liabilities
Funds held under reinsurance treaties	$—	$—	$(355,482)	$331,608	$(23,874)

	December 31, 2014
	Purchases	Sales	Issuances	Settlements	Total
Assets
Fixed maturities
Corporate securities	$42	$(21,238)	$—	$—	$(21,196)
Residential mortgage-backed	—	(20)	—	—	(20)
Commercial mortgage-backed	—	(526)	—	—	(526)
Other asset-backed securities	5,000	(945)	—	—	4,055
Trading securities	1,009	(30,608)	—	—	(29,599)
Policy loans	—	—	312,213	(289,075)	23,138
Limited partnerships	166,539	(174,556)	—	—	(8,017)
Total	$172,590	$(227,893)	$312,213	$(289,075)	$(32,165)

Liabilities
Funds held under reinsurance treaties	$—	$—	$(478,489)	$459,501	$(18,988)

As a result of the Company being able to obtain pricing from an independent pricing service utilizing significant observable inputs, securities with a fair value of $5.0 million and $2.5 million were transferred from Level 3 to Level 2 during 2015 and 2014, respectively. During 2015 and 2014, the Company transferred securities with a fair value of nil and $9.7 million, respectively, from Level 2 to Level 3 as a result of the use of significant unobservable inputs as the Company was not able to obtain pricing from an independent pricing service. During 2015, an unobservable input became a significant contribution to the fair value estimates for certain derivative instruments, of which $107.3 million were transferred from Level 2 to Level 3. There were no transfers between Level 1 and 2 of the fair value hierarchy in 2015 or 2014.

40

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014

The portion of gains (losses) included in net income or other comprehensive income attributable to the change in unrealized gains and losses on Level 3 financial instruments still held at December 31, 2015 and 2014 was as follows (in thousands):

	2015	2014
Assets
Fixed maturities
Corporate securities	$(281)	$—
Residential mortgage-backed	17	17
Commercial mortgage-backed	—	(292)
Other asset-backed securities	89	100
Trading securities	3,598	(4,136)
Limited partnerships	(43,935)	(125,309)
Derivative instruments	(103,484)	—
GMIB reinsurance recoverable	(8,941)	202,547

Liabilities
Embedded derivative liabilities	$(439,856)	$(2,683,464)
Funds held under reinsurance treaties	(128)	(13,959)

Fair Value of Financial Instruments Carried at Other Than Fair Value
The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value (in thousands).

		December 31, 2015		December 31, 2014
	Fair Value Hierarchy Level	Carrying Value	Fair Value	Carrying Value	Fair Value
Assets
Commercial mortgage loans	Level 3	$6,436,636	$6,588,152	$5,998,253	$6,289,683
Policy loans	Level 3	1,279,832	1,279,832	1,320,533	1,320,533

Liabilities
Other contract holder funds
Annuity reserves (1)	Level 3	$37,362,204	$40,869,450	$36,698,409	$40,728,659
Reserves for guaranteed investment contracts	Level 3	1,816,501	1,822,597	1,878,038	1,890,937
Trust instruments supported by funding agreements	Level 3	2,542,491	2,556,792	1,315,639	1,335,450
Federal Home Loan Bank funding agreements	Level 3	1,873,747	1,860,010	1,873,843	1,839,594
Debt - mortgage loans (2)	Level 3	—	—	29,309	29,309
Debt - all other	Level 2	346,957	427,500	299,428	365,000
Securities lending payable	Level 2	279,002	279,002	196,633	196,633
Repurchase agreements	Level 2	—	—	289,625	289,625
Federal Home Loan Bank advances	Level 2	—	—	200,015	200,015
Separate account liabilities (3)	Level 2	134,157,891	134,157,891	127,459,274	127,459,274

(1) Annuity reserves represent only the components of other contract holder funds that are considered to be financial instruments.
(2) Represents mortgage loans associated with certain consolidated VIEs.
(3) The values of separate account liabilities are set equal to the values of separate account assets.

Fair Value Option
As described in Note 2, in connection with the acquisition of REALIC, the Company elected the fair value option for certain assets, which are held as collateral for reinsurance. Accordingly, the Company established a funds held liability, for which the Company also elected the fair value option. The value of the funds held liability is equal to the fair value of the assets held as collateral. The income and any changes in unrealized gains and losses on these assets and the corresponding funds held liability are included in net investment income and have no impact on the Company’s

41

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014

consolidated income statements. Income and changes in unrealized gains and losses on other assets for which the Company has elected the fair value option are immaterial to the Company’s consolidated financial statements.

6.	Deferred Acquisition Costs and Deferred Sales Inducements

The balances of and changes in deferred acquisition costs, as of and for the years ended December 31, were as follows (in thousands):

	2015	2014	2013
Balance, beginning of year	$7,455,336	$6,212,220	$4,822,587
Deferrals of acquisition costs	1,102,213	1,093,265	1,077,016
Amortization related to:
Operations	(711,391)	(708,735)	(544,047)
Derivatives	171,657	1,012,613	217,606
Net realized gains	(7,972)	(19,141)	(14,905)
Total amortization	(547,706)	284,737	(341,346)
Unrealized investment losses (gains)	428,961	(134,886)	653,963
Balance, end of year	$8,438,804	$7,455,336	$6,212,220

The balances of and changes in deferred sales inducements, which are reported in other assets, as of and for the years ended December 31, were as follows (in thousands):

	2015	2014	2013
Balance, beginning of year	$768,272	$784,285	$560,141
Deferrals of sales inducements	24,584	30,238	55,735
Amortization related to:
Operations	(108,127)	(122,943)	(135,270)
Derivatives	(3,727)	105,082	194,553
Net realized gains	(1,300)	(3,312)	(2,555)
Total amortization	(113,154)	(21,173)	56,728
Unrealized investment losses (gains)	74,988	(25,078)	111,681
Balance, end of year	$754,690	$768,272	$784,285

7.	Reinsurance

The Company assumes and cedes reinsurance from and to other insurance companies in order to limit losses from large exposures; however, if the reinsurer is unable to meet its obligations, the originating issuer of the coverage retains the liability. The Company reinsures certain of its risks to other reinsurers under a yearly renewable term, coinsurance, or modified coinsurance basis. The Company regularly monitors the financial strength rating of reinsurers.

The Company has also acquired certain lines of business that are wholly ceded to non-affiliates. These include both direct and assumed accident and health business, direct and assumed life insurance business, and certain institutional annuities.

Jackson’s GMIBs are reinsured with an unrelated party and, due to the net settlement provisions of the reinsurance agreement, meet the definition of a derivative. Accordingly, the GMIB reinsurance agreement is recorded at fair value on the Company’s consolidated balance sheets, with changes in fair value recorded in other net investment losses.

As a pre-closing condition to the acquisition, and after receipt of all required regulatory approvals, REALIC entered into three retro treaties with SRZ. Pursuant to these retro treaties, REALIC ceded to SRZ on a 100% coinsurance basis, subject to pre-existing reinsurance with other parties, certain blocks of business written or assumed by REALIC. These blocks of business include the disability income and accident and health business written or assumed by REALIC, a mix of life and annuity insurance business written or assumed by REALIC, and the corporate owned life insurance business assumed by REALIC. The effective date of the three retrocession agreements was July 1, 2012.

42

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014

Pursuant to the retro treaties, the Company holds certain assets, primarily policy loans and fixed maturities, as collateral. This collateral is reported as a liability as funds held under reinsurance treaties on the consolidated balance sheets. At December 31, 2015 and 2014, this funds held liability was $3.5 billion and $3.4 billion, respectively.

The effect of reinsurance on premium was as follows (in thousands):

	Years Ended December 31,
	2015	2014	2013
Direct premium:
Life	$600,689	$642,010	$668,878
Accident and health	60,002	65,024	70,214
Plus reinsurance assumed:
Life	59,069	67,558	66,242
Accident and health	10,514	11,893	13,602
Less reinsurance ceded:
Life	(376,283)	(427,173)	(429,499)
Annuity guaranteed benefits	(17,066)	(18,054)	(18,850)
Accident and health	(70,516)	(76,917)	(83,816)
Total premium	$266,409	$264,341	$286,771

The effect of reinsurance on benefits was as follows (in thousands):

	Years Ended December 31,
	2015	2014	2013
Direct benefits:
Life	$1,351,975	$1,407,976	$1,331,828
Accident and health	134,447	108,323	142,827
Annuity guaranteed benefits	93,473	60,121	69,403
Plus reinsurance assumed:
Life	248,217	244,807	384,181
Accident and health	31,444	32,694	32,723
Less reinsurance ceded:
Life	(574,634)	(599,852)	(577,884)
Accident and health	(165,891)	(141,017)	(175,550)
Deferral of contract enhancements	(11,970)	(16,258)	(41,396)
Change in reserves, net of reinsurance	(109,315)	86,886	(139,740)
Total benefits	$997,746	$1,183,680	$1,026,392

43

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014

Components of the Company’s reinsurance recoverable were as follows (in thousands):

	December 31,
	2015	2014
Reserves:
Life	$6,988,682	$7,134,878
Accident and health	610,835	623,795
Guaranteed minimum income benefits	329,753	338,694
Other annuity benefits	227,492	240,385
Claims liability	989,695	977,022
Other	7,805	8,385
Total	$9,154,262	$9,323,159

Included in the reinsurance recoverable were reserves ceded to Brooke Life of $36.2 million and $39.3 million at December 31, 2015 and 2014, respectively. The largest amount ceded to any reinsurer at December 31, 2015 totaled $6.3 billion, which was primarily related to the retro treaties, which are fully collateralized.

The following table sets forth the Company’s net life insurance in-force (in millions):

	December 31,
	2015	2014
Direct life insurance in-force	$231,934	$249,709
Amounts assumed from other companies	22,301	23,592
Amounts ceded to other companies	(140,428)	(150,422)
Net life insurance in-force	$113,807	$122,879

Prior to the Company’s acquisition of REALIC, reserve requirements for certain term policies with a ceding insurer were in dispute between the ceding insurer and Swiss Re.  Under the terms of the purchase agreement, Jackson was obligated to continue the negotiations.  In October 2013, all parties agreed on a resolution, which resulted in the ceding insurer recapturing a portion of the business that was ceded to the Company, resulting in additional income of $10.9 million.  There were no similar transactions in 2014 or 2015.

8.	Reserves for Future Policy Benefits and Claims Payable and Other Contract Holder Funds

The following table sets forth the Company’s reserves for future policy benefits and claims payable balances (in thousands):

	2015	2014
Traditional life	$6,262,942	$6,610,023
Guaranteed benefits	4,072,203	3,526,259
Claims payable	901,226	867,401
Accident and health	1,412,689	1,436,681
Other	1,087,149	1,134,105
Total	$13,736,209	$13,574,469

For traditional life insurance contracts, which include term and whole life, reserves are determined using the net level premium method and assumptions as of the issue date or acquisition date as to mortality, interest rates, persistency and expenses, plus provisions for adverse deviation. These assumptions are not unlocked unless the reserve is determined to be deficient.

The Company’s liability for future policy benefits also includes liabilities for guaranteed benefits related to certain nontraditional long-duration life and annuity contracts, which are further discussed in Note 9.

44

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014

The following table sets forth the Company’s liabilities for other contract holder funds balances (in thousands):

	December 31,
	2015	2014
Interest-sensitive life	$13,168,029	$13,369,749
Variable annuity fixed option	8,103,623	6,808,521
Fixed annuity	19,384,788	19,843,325
Fixed index annuity	12,290,965	12,596,205
GICs, funding agreements and FHLB advances	6,232,739	5,067,519
Total	$59,180,144	$57,685,319

For interest-sensitive life contracts, liabilities approximate the policyholder’s account value, plus the remaining balance of the fair value adjustment related to the REALIC acquired business, which is further discussed below. The liability for fixed index annuities is based on three components, 1) the imputed value of the underlying guaranteed host contract, 2) the fair value of the embedded option component of the contract, and 3) the liability for guaranteed benefits related to the optional lifetime income rider. For fixed annuities and other investment contracts, as detailed in the above table, the liability is the policyholder’s account value, plus the unamortized balance of the fair value adjustment related to the REALIC acquired business. At December 31, 2015, the Company had interest sensitive life business with minimum guaranteed interest rates ranging from 2.5% to 6.0%, with a 4.66% average guaranteed rate and fixed interest rate annuities with minimum guaranteed rates ranging from 1.0% to 5.5% and a 2.40% average guaranteed rate.

Upon acquisition of REALIC, the Company recorded a fair value adjustment related to certain annuity and interest sensitive liability blocks of business to reflect the cost of the interest guarantees within the inforce liabilities, based on the difference between the guaranteed interest rate and an assumed new money guaranteed interest rate. This adjustment was recorded in reserves for future policy benefits and claims payable. This component of the acquired reserve is reassessed at the end of each period, taking into account changes in the inforce block. Any resulting change in the reserve is recorded as a change in reserve through the consolidated income statements.

45

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014

At both December 31, 2015 and 2014, approximately 88% of the Company’s fixed interest rate annuity account values correspond to crediting rates that are at the minimum guaranteed interest rates. The following tables show the distribution of the fixed interest rate annuities’ account values within the presented ranges of minimum guaranteed interest rates (in millions):

	December 31, 2015

Minimum Guaranteed Interest Rate	Account Value
	Fixed	Fixed Index	Variable	Total
1%	$2,496.7	$1,848.8	$3,850.2	$8,195.7
>1.0% - 2.0%	1,394.6	7,076.3	2,813.8	11,284.7
>2.0% - 3.0%	9,018.6	3,365.9	1,439.6	13,824.1
>3.0% - 4.0%	1,861.9	—	—	1,861.9
>4.0% - 5.0%	2,416.0	—	—	2,416.0
>5.0% - 5.5%	312.4	—	—	312.4
Total	$17,500.2	$12,291.0	$8,103.6	$37,894.8

	December 31, 2014

Minimum Guaranteed Interest Rate	Account Value
	Fixed	Fixed Index	Variable	Total
1%	$2,071.1	$1,477.2	$2,571.4	$6,119.7
>1.0% - 2.0%	1,903.4	7,463.8	2,906.6	12,273.8
>2.0% - 3.0%	9,294.1	3,655.2	1,330.5	14,279.8
>3.0% - 4.0%	1,932.2	—	—	1,932.2
>4.0% - 5.0%	2,442.8	—	—	2,442.8
>5.0% - 5.5%	321.9	—	—	321.9
Total	$17,965.5	$12,596.2	$6,808.5	$37,370.2

At both December 31, 2015 and 2014, approximately 81% of the Company’s interest sensitive life business account values correspond to crediting rates that are at the minimum guaranteed interest rates. The following table shows the distribution of the interest sensitive life business account values within the presented ranges of minimum guaranteed interest rates, excluding the business that is subject to the previously mentioned retro treaties (in millions):

Minimum Guaranteed Interest Rate	Account Value - Interest Sensitive Life
	December 31,
	2015	2014
>2.0% - 3.0%	$300.6	$303.6
>3.0% - 4.0%	3,422.5	3,532.7
>4.0% - 5.0%	2,981.6	3,074.1
>5.0% - 6.0%	2,320.3	2,360.2
Subtotal	9,025.0	9,270.6
Retro treaties	4,143.0	4,099.1
Total	$13,168.0	$13,369.7

The Company has established a European Medium Term Note program, with up to $5.8 billion in aggregate principal amount outstanding at any one time. Jackson National Life Funding, LLC was formed as a special purpose vehicle solely for the purpose of issuing Medium Term Note instruments to institutional investors, the proceeds of which are deposited with Jackson and secured by the issuance of funding agreements. The carrying values at December 31, 2015 and 2014 totaled $11.4 million and $12.8 million, respectively.

The Company has established a $12.0 billion aggregate Global Medium Term Note program. Jackson National Life Global Funding was formed as a statutory business trust, solely for the purpose of issuing Medium Term Note instruments to institutional investors, the proceeds of which are deposited with Jackson and secured by the issuance of funding agreements. The carrying values at December 31, 2015 and 2014 totaled $2.5 billion and $1.3 billion, respectively.

46

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014

Those Medium Term Note instruments issued in a foreign currency have been hedged for changes in exchange rates using cross-currency swaps. The fair value of derivatives embedded in funding agreements, as well as unrealized foreign currency transaction gains and losses, are included in the carrying value of the trust instruments supported by funding agreements.

Trust instrument liabilities are adjusted to reflect the effects of foreign currency translation gains and losses using exchange rates as of the reporting date. Foreign currency translation gains and losses are included in other net investment losses.

Jackson and Squire Re are members of the FHLBI primarily for the purpose of participating in the bank’s mortgage-collateralized loan advance program with short-term and long-term funding facilities. Advances are in the form of short-term or long-term notes or funding agreements issued to FHLBI. At December 31, 2015 and 2014, the Company held $99.3 million and $108.1 million, respectively, of FHLBI capital stock, supporting $2.0 billion and $2.1 billion in funding agreements, short-term and long-term borrowing capacity in 2015 and 2014, respectively.

9.	Certain Nontraditional Long-Duration Contracts and Variable Annuity Guarantees
The Company issues variable contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (“traditional variable annuities”). The Company also issues variable annuity and life contracts through separate accounts where the Company contractually guarantees to the contract holder (“variable contracts with guarantees”) either a) return of no less than total deposits made to the account adjusted for any partial withdrawals, b) total deposits made to the account adjusted for any partial withdrawals plus a minimum return, or c) the highest account value on a specified anniversary date adjusted for any withdrawals following the contract anniversary. These guarantees include benefits that are payable in the event of death (GMDB), at annuitization (GMIB), upon the depletion of funds (GMWB) or at the end of a specified period (GMAB).
The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for separate account liabilities. Liabilities for guaranteed benefits are general account obligations and are reported in reserves for future policy benefits and claims payable. Amounts assessed against the contract holders for mortality, administrative, and other services are reported in revenue as fee income. Changes in liabilities for minimum guarantees are reported within death, other policy benefits and change in policy reserves within the consolidated income statements with the exception of changes in embedded derivatives, which are included in other net investment losses. Separate account net investment income, net investment realized and unrealized gains and losses, and the related liability changes are offset within the same line item in the consolidated income statements.

47

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014

At December 31, 2015 and 2014, the Company provided variable annuity contracts with guarantees, for which the net amount at risk (“NAR”) is defined as the amount of guaranteed benefit in excess of current account value, as follows (dollars in millions):

					Average
					Period
				Weighted	until
December 31, 2015	Minimum	Account	Net Amount	Average	Expected
	Return	Value	at Risk	Attained Age	Annuitization
Return of net deposits plus a minimum return
GMDB	0-6%	$104,252.0	$3,853.1	65.3 years
GMWB - Premium only	0%	2,824.5	82.0
GMWB	0-5%*	338.0	33.4
GMAB - Premium only	0%	65.8	0.1
Highest specified anniversary account value minus withdrawals post-anniversary
GMDB		10,328.9	864.9	65.4 years
GMWB - Highest anniversary only		2,984.1	298.2
GMWB		1,028.7	148.9
Combination net deposits plus minimum return, highest specified anniversary account value minus withdrawals post-anniversary
GMDB	0-6%	5,996.8	943.4	68.3 years
GMIB	0-6%	2,096.1	763.2		0.5 years
GMWB	0-8%*	94,217.0	11,434.1

					Average
					Period
				Weighted	until
December 31, 2014	Minimum	Account	Net Amount	Average	Expected
	Return	Value	at Risk	Attained Age	Annuitization
Return of net deposits plus a minimum return
GMDB	0-6%	$100,332.3	$2,282.0	65.0 years
GMWB - Premium only	0%	3,354.6	50.0
GMWB	0-5%*	411.7	26.1
GMAB - Premium only	0%	82.2	0.1
Highest specified anniversary account value minus withdrawals post-anniversary
GMDB		10,261.6	301.4	65.0 years
GMWB - Highest anniversary only		3,322.4	133.2
GMWB		1,293.7	90.9
Combination net deposits plus minimum return, highest specified anniversary account value minus withdrawals post-anniversary
GMDB	0-6%	6,202.9	471.4	67.5 years
GMIB	0-6%	2,486.9	561.6		1.4 years
GMWB	0-8%*	89,383.7	3,169.6

* Ranges shown based on simple interest. The upper limits of 5% or 8% simple interest are approximately equal to 4.1% and 6%, respectively, on a compound interest basis over a typical 10-year bonus period.

48

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014

Amounts shown as GMWB above include a ‘not-for-life’ component up to the point at which the guaranteed withdrawal benefit is exhausted, after which benefits paid are considered to be ‘for-life’ benefits. The liability related to this ‘not-for-life’ portion is valued as an embedded derivative, while the ‘for-life’ benefits are valued as an insurance liability (see below). For this table, the net amount at risk of the ‘not-for-life’ component is the undiscounted excess of the guaranteed withdrawal benefit over the account value, and that of the ‘for-life’ component is the estimated value of additional life contingent benefits paid after the guaranteed withdrawal benefit is exhausted.

Account balances of contracts with guarantees were invested in variable separate accounts as follows (in millions):

	December 31,
Fund type:	2015	2014
Equity	$81,783.2	$78,075.2
Bond	17,001.3	17,369.3
Balanced	19,965.2	20,117.6
Money market	1,227.2	1,052.1
Total	$119,976.9	$116,614.2

GMDB liabilities reflected in the general account were as follows (in millions):

	2015	2014
Balance at January 1	$786.7	$579.1
Incurred guaranteed benefits	157.2	266.9
Paid guaranteed benefits	(88.8)	(59.3)
Balance at December 31	$855.1	$786.7

The GMDB liability is determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the liability balance through the consolidated income statement, within death, other policy benefits and change in policy reserves, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GMDB liability at both December 31, 2015 and 2014 (except where otherwise noted):

1)	Use of a series of stochastic investment performance scenarios, based on historical average market volatility.

2)	Mean investment performance assumption of 7.4% after investment management fees, but before investment advisory fees and mortality and expense charges.

3)	Mortality equal to 39% to 100% of the Annuity 2000 table.

4)
Lapse rates varying by contract type, duration and degree the benefit is in-the-money and ranging from 0.5% to 40.0%, with an average of 3.6% during the surrender charge period and 8.5% thereafter (2014: 8.9%).

5)	Discount rates: 7.4% on 2013 and later issues, 8.4% on 2012 and prior issues.

Most GMWB reserves are considered to be derivatives under current accounting guidance and are recognized at fair value, as previously defined, with the change in fair value reported in net income. The fair value of these liabilities is determined using stochastic modeling and inputs as further described in Note 5. The fair valued GMWB had a reserve liability of $2,184.7 million and $1,744.4 million at December 31, 2015 and 2014, respectively, and was reported in reserves for future policy benefits and claims payable.

Jackson has also issued certain GMWB products that guarantee payments over a lifetime. Reserves for the portion of these benefits after the point where the guaranteed withdrawal balance is exhausted are calculated using assumptions and methodology similar to the GMDB liability. At December 31, 2015 and 2014, these GMWB reserves totaled $56.7 million and $53.0 million, respectively, and were reported in reserves for future policy benefits and claims payable.

49

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014

GMAB benefits were offered on some variable annuity plans. However, the Company no longer offers these benefits. The GMAB had an asset value of $0.7 million and $0.2 million at December 31, 2015 and 2014, respectively.

The direct GMIB liability is determined at each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The assumptions used for calculating the direct GMIB liability are consistent with those used for calculating the GMDB liability. At December 31, 2015 and 2014, GMIB reserves before reinsurance totaled $20.5 million and $29.4 million, respectively.

Other Liabilities - Insurance and Annuitization Benefits
The Company has established additional reserves for life insurance business for universal life (“UL”) plans with secondary guarantees, interest-sensitive life (“ISWL”) plans that exhibit “profits followed by loss” patterns and account balance adjustments to tabular guaranteed cash values on one interest-sensitive life plan.

Liabilities for these benefits have been established according to the methodologies described below:

	December 31, 2015			December 31, 2014
Benefit Type	Liability (in millions)	Net Amount at Risk (in millions)	Weighted Average Attained Age	Liability (in millions)	Net Amount at Risk (in millions)	Weighted Average Attained Age
UL insurance benefit *	$848.2	$26,252.1	60.1 years	$809.8	$28,103.8	59.5 years
ISWL account balance
adjustment	104.5	n/a	n/a	100.4	n/a	n/a

* Amounts for the UL benefits are for the total of the plans containing any policies having projected non-zero excess benefits and thus, may include some policies with zero projected excess benefits.

The following assumptions and methodology were used to determine the UL insurance benefit liability at December 31, 2015 and 2014:

1)	Use of a series of deterministic premium persistency scenarios.

2)	Other experience assumptions similar to those used in amortization of deferred acquisition costs.

3)	Discount rates equal to credited interest rates, approximately 4.0% to 5.5%.

The Company also has a small closed block of two-tier annuities, where different crediting rates are used for annuitization and surrender benefit calculations. A liability is established to cover future annuitization benefits in excess of surrender values. In 2015, the Company began offering an optional lifetime income rider with certain of its fixed index annuities. The liabilities established for both of these were immaterial to the consolidated financial statements at December 31, 2015 and 2014.

50

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014

10.	Debt

The aggregate carrying value of borrowings was as follows (in thousands):

	December 31,
	2015	2014
Surplus notes	$249,457	$249,428
Mortgage loans	—	29,309
FHLBI bank loans	97,500	50,000
Total	$346,957	$328,737
At December 31, 2015, the above borrowings were all due after five years.

Surplus notes
On March 15, 1997, the Company issued 8.15% surplus notes in the principal amount of $250.0 million due March 15, 2027. These surplus notes were issued pursuant to Rule 144A under the Securities Act of 1933, and are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims and may not be redeemed at the option of the Company or any holder prior to maturity.

Under Michigan Insurance Law, for statutory reporting purposes, the surplus notes are not part of the legal liabilities of the Company and are considered surplus funds. Payments of interest or principal may only be made with the prior approval of the commissioner of insurance of the state of Michigan and only out of surplus earnings which the commissioner determines to be available for such payments under Michigan Insurance Law. Interest is payable semi-annually on March 15th and September 15th of each year. Interest expense on the notes was $20.4 million in 2015, 2014, and 2013.

Mortgage loans
During 2015, mortgage loans held by certain consolidated real estate VIEs were paid off. Interest expense related to these loans totaled $0.4 million, $1.3 million, and $1.3 million in 2015, 2014, and 2013, respectively.

Federal Home Loan Bank Loans
The Company received loans of $50 million from the FHLBI under its community investment program in both 2015 and 2014, which amortize on a straight line basis over the loan term.  The weighted average interest rate on these loans was 0.36% in 2015 and 0.14% in 2014.  The outstanding balance on these loans was $97.5 million and $50.0 million at December 31, 2015 and 2014, respectively.  During 2015 and 2014, interest expense for these loans totaled $139 thousand and $71 thousand, respectively. At December 31, 2015, the loans were collateralized by mortgage-related securities and commercial mortgage loans with a carrying value of $131.6 million.

11.	Federal Home Loan Bank Advances

The Company entered into a short-term advance program with the FHLBI in which interest rates were either fixed or variable based on the FHLBI cost of funds or market rates. At December 31, 2015, there were no advances outstanding. At December 31, 2014, advances of $200.0 million were outstanding and were recorded in other liabilities. The Company paid interest of $53 thousand, $23 thousand, and $0.1 million on such advances in 2015, 2014 and 2013, respectively.

12.	Income Taxes

The components of the provision for federal, state and local income taxes were as follows (in thousands):

	Years Ended December 31,
	2015	2014	2013
Current tax expense (benefit)	$312,638	$405,567	$(110,081)
Deferred tax expense (benefit)	33,701	(415,974)	277,078
Federal income tax expense (benefit)	$346,339	$(10,407)	$166,997

51

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014

The federal income tax provisions differ from the amounts determined by multiplying pre-tax income attributable to Jackson by the statutory federal income tax rate of 35% for 2015, 2014 and 2013 as follows (in thousands):

	Years Ended December 31,
	2015	2014	2013
Income taxes at statutory rate	$616,111	$117,283	$324,491
Dividends received deduction	(250,358)	(125,394)	(136,844)
Other	(19,414)	(2,296)	(20,650)
Federal income tax expense (benefit)	$346,339	$(10,407)	$166,997

Effective tax rate	19.7%	-3.1%	18.0%

Federal income taxes paid (refunded) were $766.0 million, $256.8 million, and $(241.9) million in 2015, 2014, and 2013, respectively.

The tax effects of significant temporary differences that gave rise to deferred tax assets and liabilities were as follows (in thousands):

	December 31,
	2015	2014
Gross deferred tax asset
Difference between financial reporting and the tax basis of:
Policy reserves and other insurance items	$4,158,714	$3,616,046
Deferred compensation	141,344	73,761
Net operating loss carryforward	78,486	86,270
Other, net	67,696	63,740
Total gross deferred tax asset	4,446,240	3,839,817

Gross deferred tax liability
Difference between financial reporting and the tax basis of:
Deferred acquisition costs and sales inducements	(2,925,303)	(2,760,234)
Other investment items	(796,406)	(389,949)
Net unrealized gains on available for sale securities	(156,229)	(657,980)
Other, net	(87,219)	(17,698)
Total gross deferred tax liability	(3,965,157)	(3,825,861)

Net deferred tax asset	$481,083	$13,956

The Company is required to evaluate the recoverability of its deferred tax assets and establish a valuation allowance, if necessary, to reduce its deferred tax asset to an amount that is more likely than not to be realizable. Considerable judgment and the use of estimates are required when determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. When evaluating the need for a valuation allowance, the Company considers many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes as of December 31, 2015, it is more likely than not that the deferred tax assets, will be realized. At December 31, 2015 and 2014, the Company did not have a valuation allowance.

At December 31, 2015, the Company had a federal tax ordinary loss carryforward of $224.2 million which begins to expire in 2026, that was attributable to the Company’s acquisition of REALIC. Section 382 of the Internal Revenue Code imposes limitations on the utilization of net operating loss carryforwards. The Section 382 limitation is an annual limitation on the amount of pre-acquisition NOLs that a corporation may use to offset post-acquisition income. Section 382 further limits certain unrealized built-in losses at the time of acquisition. The annual limitation is approximately $21.0 million.

52

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014

In February 2012, Brooke Life received a Notice of Proposed Adjustment from the IRS, regarding an assessment related to its tax treatment of interest expense on intercompany debt in 2007 and 2008. Due to the intercompany tax sharing agreement, the effect of an adjustment, if any, would impact Jackson’s total stockholder’s equity. Brooke Life did not agree with the assessment, believed its current position was sustainable and filed a protest with the Appellate Division of the IRS. In March 2014, the IRS fully conceded the debt/equity issue for years under examination in favor of the Company.

The Company has considered both permanent and temporary positions in determining the unrecognized tax benefit rollforward. The total amount of unrecognized benefits represent tax positions for which there is uncertainty about the timing of certain deductions. The timing of such deductions would not affect the annual effective tax rate, excluding the impact of interest and penalties.

The Company has not recorded any amounts for penalties related to unrecognized tax benefits during 2015, 2014, or 2013.

Based on information available as of December 31, 2015, the Company believes that, in the next 12 months, there are no positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease.

13.	Commitments, Contingencies, and Guarantees

The Company and its subsidiaries are involved in litigation arising in the ordinary course of business. It is the opinion of management that the ultimate disposition of such litigation will not have a material adverse affect on the Company's financial condition. Jackson has been named in civil litigation proceedings, which appear to be substantially similar to other class action litigation brought against many life insurers including allegations of misconduct in the sale of insurance products. The Company accrues for legal contingencies once the contingency is deemed to be probable and reasonably estimable. At December 31, 2015 and 2014, Jackson recorded accruals totaling $9.5 million and $8.5 million, respectively.

State guaranty funds provide payments for policyholders of insolvent life insurance companies. These guaranty funds are financed by assessing solvent insurance companies based on location, volume and types of business. The Company estimated its reserve for future state guaranty fund assessments based on data received from the National Organization of Life and Health Insurance Guaranty Associations. Based on data received, the Company’s reserve for future state guaranty fund assessments was $5.1 million and $5.4 million at the end of 2015 and 2014, respectively. Related premium tax offsets were $2.8 million and $3.0 million at December 31, 2015 and 2014, respectively. While Jackson cannot predict the amount and timing of any future assessments, the Company believes the reserve is adequate for all anticipated payments for known insolvencies.

In 2014, Jackson commenced a review of its wholly owned subsidiaries (Curian Capital, LLC and Curian Clearing, LLC). During its review, Jackson discovered that Curian Capital’s receipt of certain fees may have been inconsistent with applicable regulations. Jackson promptly reported these issues to regulatory authorities and retained independent outside legal counsel to conduct a thorough investigation. As of December 31, 2015, Curian Capital has recorded cumulative expenses of $76.5 million related to actual expenses incurred/customer payments and has a liability of $8.6 million for currently estimable outstanding exposures related to these issues.  The reserve represents Jackson’s best estimate of the outstanding exposure as of December 31, 2015.  Continuing work and regulatory discussions may result in future expenses, which are not estimable at this time.  Based on current information, however, management believes that any additional exposure is unlikely to be material to Jackson.

At December 31, 2015, the Company had unfunded commitments related to its investments in limited partnerships and limited liability companies totaling $440.0 million. At December 31, 2015, unfunded commitments related to fixed-rate commercial mortgage loans and other fixed maturities totaled $94.5 million.

Jackson had previously received regulatory inquiries on an industry-wide matter regarding claims settlement practices and compliance with unclaimed property laws. During 2015, Jackson has reached agreements to settle issues related to these inquiries. At December 31, 2015 and 2014, the estimated accrual for claims, penalties and interest on the unclaimed property matters is approximately $24.3 million and $20.0 million, respectively.

53

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014

The Company has two separate service agreements with third party administrators to provide policyholder administrative services. These agreements, subject to certain termination provisions, have ten-year terms and expire in 2019 and 2020.

The Company leases office space, land and equipment under several operating leases that expire at various dates through 2051. Certain leases include escalating lease rates, lease abatements and other incentives and, as a result, at December 31, 2015, Jackson recorded a liability of $7.2 million for future lease payments. Lease expense was $33.1 million, $29.8 million, and $30.7 million in 2015, 2014, and 2013, respectively. At December 31, 2015, future minimum payments under these noncancellable operating leases were as follows (in thousands):

2016	$18,838
2017	16,754
2018	14,463
2019	11,970
2020	11,780
Thereafter	32,203
Total	$106,008

14.	Share-Based Compensation

Certain officers participate in various share award plans relating to Prudential shares and/or American Depositary Receipts (“ADRs”) that are tradable on the New York Stock Exchange and are described below.

The Group Performance Share Plan (“GPSP”) is a Prudential incentive plan in which all executive directors of Prudential and other senior executives can participate. Awards are granted in the form of a nil cost option with a vesting period of three years. The performance measure for the awards is that Prudential’s Total Shareholder Return (“TSR”) outperforms an index comprised of peer companies over a three-year period. Vesting of the awards between each performance period is on a straight line sliding scale basis ranging from 0% (less than the peer index TSR return) to 100% (more than 120% of the peer index TSR return). Participants are entitled to the value of reinvested dividends that would have accrued on the shares that vest.

The Business Unit Performance Plan (“BUPP”) is a Prudential incentive plan created to provide a common framework under which awards would be made to Chief Executive Officers of Prudential’s business units. Awards under this nil cost plan for Jackson are based on compound annual growth in Jackson Shareholder Capital Value on a European Embedded Value (“EEV”) basis with performance measured over three years. Awards granted in 2009 and later are settled in ADRs after vesting. Participants are entitled to receive the value of reinvested dividends over the performance period for those shares/ADRs that vest. The compound annual growth parameters for the awards are based on factors relevant to the U.S. business and vesting between each performance point is on a straight line sliding scale basis ranging from 0% (less than 8% growth) to 100% (more than 12% growth).

At certain times, the Company may grant one-off type retention awards to certain key senior executives within Jackson. These awards are subject to the prior approval of the Jackson Remuneration Committee and are nil cost options with a contingent right to receive Prudential ADRs. The awards are contingent upon continued employment of the recipient through the award vesting date. There are no performance measurements with these awards.

The Company classifies all of the above plans as equity settled plans and, therefore, reflects the net reserve related to the compensation expense and the value of the shares distributed under this plan within the statement of equity. At December 31, 2015 and 2014, the Company had $3.3 million and $14.1 million, respectively, reserved for future payments under these plans.

The Company also has a performance-related share award plan which, subject to the prior approval of the Jackson Remuneration Committee, may grant share awards to eligible employees in the form of a contingent right to receive Prudential ADRs, or a conditional allocation of Prudential ADRs. These share awards are based on the compound annual EEV imputed growth in shareholder value of the U.S. business, have vesting periods of four years and are at nil cost to the employee. Share awards vest between 0% (less than 8% growth) and 150% (more than 17.5% growth) of the grant amounts dependent on the compound annual growth rate attained over the performance period. Award holders do not

54

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014

have any right to dividends or voting rights attached to the ADRs granted during the performance period. In 2013, this plan was replaced by the Prudential Long-Term Incentive Plan (“PLTIP”) as further described below.

The PLTIP is a Prudential incentive plan in which the Company may grant share awards to eligible employees in the form of a contingent right to receive Prudential ADRs, or a conditional allocation of Prudential ADRs, subject to the prior approval of the Jackson Remuneration Committee.  These share awards vest based on the achievement of planned IFRS pretax operating income for the U.S. business, have vesting periods of three years and are at nil cost to the employee.  Share awards vest between 0% (less than 90% of plan) and 100% (more than 110% of plan) of the grant amounts dependent on IFRS pretax operating income attained over the performance period.  Award holders do not have any right to dividends or voting rights attached to the ADRs granted during the performance period.  Upon vesting, a number of ADRs equivalent to the value of dividends that otherwise would have been received over the performance period are added to vested awards.

The Company classifies these plans as liability settled plans and, therefore, reflects the accrued compensation expense and the value of the shares distributed under the plans within other liabilities. At December 31, 2015 and 2014, the Company had $91.6 million and $54.2 million, respectively, accrued for future payments under these plans.

The Company either acquires shares/ADRs or reimburses Prudential for the costs of any shares/ADRs that were distributed to participants in the above plans, or may be distributed in the future. The shares/ADRs acquired for all the share-award plans are held at cost in a trust account for future distributions. The Company reflects the costs of shares/ADRs held within the consolidated statement of equity as shares held in trust. At December 31, 2015 and 2014, the Company had $31.9 million and $27.1 million of shares/ADRs held at cost in the trust, respectively.

The Company recognizes share-based compensation expense associated with the equity settled plans based on the grant-date award fair value as determined using either the Black-Scholes model or the Monte Carlo model ratably over the requisite service period of each individual grant, which generally equals the vesting period. For the liability settled share award plans, compensation expense is recognized based on the change in fair value of the award at the end of each reporting period due to the plans’ cash settlement alternatives.

Total expense related to these share-based performance related compensation plans was as follows (in millions):

	For the Years Ended December 31,
	2015	2014	2013
Group Performance Share Plan	$0.5	$3.9	$4.9
Business Unit Performance Plan	0.5	3.4	5.0
Retention Share Plan	3.3	2.9	3.2
Jackson performance plan	0.9	5.6	16.8
Prudential LTIP plan	44.9	30.6	10.0
Total compensation expense related to incentive plans	$50.1	$46.4	$39.9

Income tax benefit	$17.5	$16.2	$14.0

The total unrecognized compensation expense related to all share-based plans at December 31, 2015 was $67.0 million with a weighted average remaining period of 1.32 years.

During 2015, certain one-off type retention awards were issued. There were no new grants under the GPSP, BUPP, or performance plans.

The weighted average share/ADR fair values of share-based awards granted by the PLTIP during 2015, 2014 and 2013 were $50.48, $42.89, and $32.55, respectively.

55

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014

The weighted average fair value for the Company’s performance awards represents the average Prudential ADR price for the thirty days following Prudential’s unaudited annual earnings release date. The fair value amounts relating to the equity settled plans were determined using either the Black-Scholes or Monte Carlo option-pricing models. These models are used to calculate fair values for options and awards at the grant date based on the quoted market price of the stock at the measurement date, the dividend yield, expected volatility, risk-free interest rates and expected term.

At December 31, 2015 and 2014, there were no outstanding non-vested Prudential shares granted.

Outstanding non-vested Prudential ADRs granted were as follows:

	GPSP		BUPP		Performance Award Plan		Prudential LTIP plan
	ADR's	Weighted Average Grant Date Fair Value	ADR's	Weighted Average Grant Date Fair Value	ADR's	Weighted Average Grant Date Fair Value	ADR's	Weighted Average Grant Date Fair Value
At December 31, 2013	198,452	$12.47	198,452	$21.39	477,024	$20.21	1,376,223	$32.56

Granted	—	—	—	—	—	—	1,115,709	42.89
Exercised	98,824	12.84	98,824	21.89	217,638	15.97	—	—
Lapsed/Forfeited	—	—	—	—	16,844	23.75	117,301	35.57
At December 31, 2014	99,628	$12.11	99,628	$20.89	242,542	$23.76	2,374,631	$37.26

Granted	—	—	—	—	—	—	1,045,807	50.48
Exercised	99,628	12.11	99,628	20.89	120,449	23.27	—	—
Lapsed/Forfeited	—	—	—	—	19,488	24.24	194,600	38.68
At December 31, 2015	—	$—	—	$—	102,605	$24.24	3,225,838	$41.46

At December 31, 2015, there were 249,982 non-vested Prudential ADR grants related to the one-off retention award plan, with a weighted average grant date price of $46.68.

15.	Statutory Accounting Capital and Surplus

The Company is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred and establishing future policy benefit liabilities using different actuarial assumptions, as well as valuing investments and certain assets and accounting for deferred income taxes on a different basis.

Under Michigan Insurance Law, while Jackson must provide notification to the Michigan commissioner of insurance prior to payment of any dividend, ordinary dividends on capital stock may only be distributed out of earned surplus, excluding any unrealized capital gains and the effect of permitted practices (referred to as adjusted earned surplus).  At December 31, 2015, the adjusted earned surplus of the Company was $1,242.5 million.  Ordinary dividends are also limited to the greater of 10% of statutory surplus as of the preceding year-end, excluding any increase arising from the application of permitted practices, or the statutory net income, excluding any net realized investment gains, for the twelve month period ended on the preceding December 31.  The commissioner may approve payment of dividends in excess of these amounts, which would be deemed an extraordinary dividend.  The maximum amount that would qualify as an ordinary dividend, which would consequently be free from restriction and available for payment of dividends to Brooke Life in 2016, is estimated to be $606.6 million, subject to the availability of adjusted earned surplus as of the dividend date.

The Company received capital contributions from its parent of $14.1 million and $35.1 million in 2014 and 2013, respectively, from Brooke Life’s forgiveness of intercompany tax liabilities. Dividends from the Company to its parent were $711.4 million, $697.0 million, and $507.0 million in 2015, 2014, and 2013, respectively. Jackson’s 2015 dividend includes $1.4 million related to Jackson’s forgiveness of Brooke Life’s intercompany tax liability.

Statutory capital and surplus of the Company, as reported in its Annual Statement, was $4.7 billion and $4.5 billion at December 31, 2015 and 2014, respectively. Statutory net income of the Company, as reported in its Annual Statement, was $627.0 million, $878.3 million, and $741.3 million in 2015, 2014, and 2013, respectively.

56

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014

The commissioner has granted Jackson a permitted practice that allows Jackson to carry interest rate swaps at book value, as if the requirements for statutory hedge accounting were in place, instead of at fair value as would have been otherwise required. Jackson is required to demonstrate the effectiveness of its interest rate swap program pursuant to the Michigan Insurance Code. This permitted practice expires on October 1, 2016. At December 31, 2015 and 2014, the effect of the permitted practice decreased statutory surplus by $355.5 million and $555.1 million, net of tax, respectively. The permitted practice had no impact on statutory net income.

Under Michigan Insurance Law, VOBA is reported as an admitted asset if certain criteria are met. In relation to the acquisition of REALIC and pursuant to Michigan Insurance Law, the Company reported $327.5 million and $376.6 million of statutory basis VOBA at December 31, 2015 and 2014, respectively, which is fully admissible.

The NAIC has developed certain risk-based capital (“RBC”) requirements for life insurance companies. Under those requirements, compliance is determined by a ratio of a company’s total adjusted capital (“TAC”), calculated in a manner prescribed by the NAIC to its authorized control level RBC (“ACL RBC”), calculated in a manner prescribed by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC (“Company action level RBC”). At December 31, 2015, the Company’s TAC was more than 400% of the Company action level RBC.

In addition, on the basis of statutory financial statements that insurers file with the state insurance regulators, the NAIC annually calculates twelve financial ratios to assist state regulators in monitoring the financial condition of insurance companies. A usual range of results for each ratio is used as a benchmark and departure from the usual range on four or more of the ratios can lead to inquiries from individual state insurance departments. In 2015 and 2014, there were no significant exceptions with any ratios.

16.	Other Related Party Transactions

The Company's investment portfolio is managed by PPM America, Inc. (“PPMA”), a registered investment advisor, and PPM Finance, Inc. (collectively, “PPM”). PPM is ultimately a wholly owned subsidiary of Prudential. The Company paid $45.1 million, $45.0 million, and $45.7 million to PPM for investment advisory services during 2015, 2014, and 2013, respectively.

National Planning Holdings, Inc. (“NPH”), Jackson’s affiliated broker-dealer network, distributes products issued by Jackson and receives commissions and fees from Jackson. Commissions and fees paid by Jackson to NPH during 2015, 2014, and 2013 totaled $96.5 million, $106.4 million, and $102.1 million, respectively.

Jackson has entered into shared services administrative agreements with both NPH and PPMA. Under the shared services administrative agreements, Jackson charged $13.1 million, $9.8 million, and $7.1 million of certain management and corporate services costs to these affiliates in 2015, 2014, and 2013, respectively.

Jackson provided a $40.0 million revolving credit facility to Nicole Finance, Inc. (“Nicole”), a former upstream holding company. Effective December 31, 2015, Nicole merged into its parent, Brooke (Holdco1) Inc., which assumed all of Nicole’s liabilities. The loan is unsecured, matures in December 2016, accrues interest at 1.27% per annum and has a commitment fee of 0.10% per annum. There was no outstanding balance at both December 31, 2015 and 2014. The highest outstanding loan balance during 2015 and 2014 was nil and $16.8 million, respectively. During 2015, 2014, and 2013, interest and commitment fees totaled $40.0 thousand, $0.1 million, and $0.2 million, respectively.

Jackson provides a $40.0 million revolving credit facility to PPMA. The loan is unsecured, matures in September 2018, accrues interest at LIBOR plus 2% per annum and has a commitment fee of 0.25% per annum. There was no outstanding balance at both December 31, 2015 and 2014. The highest outstanding loan balance during 2015 and 2014 was $6.0 million and nil, respectively. Interest and commitment fees totaled $0.1 million each year for 2015, 2014, and 2013.

Jackson provides a $20.0 million revolving credit facility to Brooke Holdings, LLC, an upstream holding company. The loan is unsecured, matures in June 2019, accrues interest at LIBOR plus 2% per annum and has a commitment fee of 0.25% per annum. The outstanding balance at both December 31, 2015 and 2014 was $0.1 million. The highest

57

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014

outstanding loan balance during both 2015 and 2014 was $0.1 million. Interest and commitment fees totaled $0.1 million each year for 2015, 2014, and 2013.

Jackson provides, through its PGDS subsidiary, information technology services to certain Prudential affiliates. Jackson recognized $13.6 million, $18.6 million, and $20.2 million of revenue associated with these services during 2015, 2014, and 2013, respectively. This revenue is included in other income in the accompanying consolidated income statements. This revenue is substantially equal to the costs incurred by PGDS to provide the services, which are reported in general and administrative expenses in the consolidated income statements.

17.	Benefit Plans

The Company has a defined contribution retirement plan covering substantially all employees and certain affiliates. To be eligible to participate in the Company’s contribution, an employee must have attained the age of 21, completed at least 1,000 hours of service in a 12-month period and passed their 12-month employment anniversary. In addition, the employee must be employed on the applicable January 1 or July 1 entry date. The Company's annual contributions, as declared by the board of directors, are based on a percentage of eligible compensation paid to participating employees during the year. In addition, the Company matches a participant’s elective contribution, up to 6 percent of eligible compensation, to the plan during the year. The Company’s expense related to this plan was $26.4 million, $25.9 million, and $25.4 million in 2015, 2014, and 2013, respectively.

The Company maintains non-qualified voluntary deferred compensation plans for certain agents and employees of Jackson and certain affiliates. At December 31, 2015 and 2014, the liability for such plans totaled $539.7 million and $496.9 million, respectively, and is reported in other liabilities. The Company’s expense related to these plans, including a match of elective deferrals for the agents’ deferred compensation plan and the change in value of participant elected deferrals, was $11.8 million, $30.2 million, and $56.4 million in 2015, 2014, and 2013, respectively. Previously, Jackson invested in selected mutual funds in amounts similar to participant elections as a hedge against significant movement in the payout liability. In December 2015, the Company liquidated its investment in these mutual funds and, instead, is hedging this liability within its overall hedging strategy. Investment (loss) income from the mutual funds previously invested in totaled $(1.1) million, $13.2 million, and $40.7 million in 2015, 2014, and 2013, respectively.

18.	Operating Costs and Other Expenses

The following table is a summary of the Company’s operating costs and other expenses (in thousands):

	Years Ended December 31,
	2015	2014	2013
Commission expenses	$1,979,537	$1,922,651	$1,752,884
General and administrative expenses	847,265	786,676	804,851
Deferral of policy acquisition costs	(1,102,212)	(1,093,265)	(1,077,016)
Total operating costs and other expenses	$1,724,590	$1,616,062	$1,480,719

58

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2015 and 2014

19.	Reclassifications Out of Accumulated Other Comprehensive Income

The following table represents changes in the balance of AOCI, net of income tax, related to unrealized investment gains (losses) (in thousands):

	December 31,
	2015	2014	2013
Balance, beginning of year	$1,478,565	$526,947	$2,107,631
OCI before reclassifications	(854,309)	991,987	(1,502,596)
Amounts reclassified from AOCI	(91,310)	(42,737)	(81,170)
Less: Comprehensive loss attributable
to noncontrolling interest	15,512	2,368	3,082
Balance, end of year	$548,458	$1,478,565	$526,947

The following table represents amounts reclassified out of AOCI (in thousands):

AOCI Components	Amounts Reclassified from AOCI			Affected Line Item in the Consolidated Income Statement
	December 31,
	2015	2014	2013
Net unrealized investment loss:
Net realized loss on investments	$(121,539)	$(59,422)	$(123,157)	Other net investment losses
Other-than-temporary impairments	(18,939)	(6,326)	(1,721)	Total other-than-temporary impairments
Net unrealized loss before income taxes	(140,478)	(65,748)	(124,878)
Income tax benefit	49,168	23,011	43,708
Reclassifications, net of income taxes	$(91,310)	$(42,737)	$(81,170)

59

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) Financial Statements:

(1) Financial statements and schedules included in Part A:

Not Applicable.

(2) Financial statements and schedules included in Part B:

Jackson National Separate Account III:

Report of Independent Registered Public Accounting Firm
Statements of Assets and Liabilities as of December 31, 2015
Statements of Operations for the period ended December 31, 2015
Statements of Changes in Net Assets for the periods ended December 31, 2015 and 2014
Notes to Financial Statements

Jackson National Life Insurance Company:

Report of Independent Registered Public Accounting Firm
Consolidated Balance Sheets as of December 31, 2015 and 2014
Consolidated Income Statements for the years ended December 31, 2015, 2014, and 2013
Consolidated Statements of Stockholder's Equity and Comprehensive Income for the years ended December 31, 2015, 2014, and 2013
Consolidated Statements of Cash Flows for the years ended December 31, 2015, 2014, and 2013
Notes to Consolidated Financial Statements

(b) Exhibits

Exhibit    Description
No.

1.
Resolution of Depositor's Board of Directors authorizing the establishment of the Registrant, incorporated herein by reference to the Registrant's Pre-Effective Amendment No. 1 filed on March 23, 1998 (File Nos. 333-41153 and 811-08521).

2.	Not Applicable.

3.

a.	General Distributor Agreement dated March 16, 1998, incorporated herein by reference to the Registrant's Pre-Effective Amendment No. 1 filed on March 23, 1998 (File Nos. 333-41153 and 811-08521).

b.
Amended and Restated General Distributor Agreement dated October 25, 2005, incorporated herein by reference to the Post-Effective Amendment No. 21 filed on December 29, 2005 (File Nos. 333-70472 and 811-08664).

c.	Specimen of Selling Agreement (V2565 01/12), incorporated herein by reference to the Pre-Effective Amendment No. 1, filed on April 24, 2012 (File Nos. 333-178774 and 811-08664).

d.	Specimen of Selling Agreement (V2565 08/12), incorporated herein by reference to the Post-Effective Amendment No. 4, filed on April 23, 2013 (File Nos. 333-183048 and 811-08664).

e.	Specimen of Selling Agreement (V2565 06/14), incorporated herein by reference to Post-Effective Amendment No. 13, filed on September 11, 2014 (File Nos. 333-183048 and 811-08664).

4.

a.
Specimen of Perspective Advisors Fixed and Variable Annuity Contract, incorporated herein by reference to the Registrant’s Registration Statement filed on November 26, 1997 (File Nos. 333-41153 and 811-08521).

b.
Form of Perspective Advisors Fixed and Variable Annuity Contract, incorporated herein by reference to the Registrant’s Post Effective Amendment No. 6 filed on October 10, 2001 (File Nos. 333-41153 and 811-08521).

c.	Specimen of Spousal Continuation Endorsement, incorporated herein by reference to the Registrant’s Post Effective Amendment No. 6 filed on October 10, 2001 (File Nos. 333-41153 and 811-08521).

d.
Specimen of Preselected Death Benefit Option Endorsement, incorporated herein by reference to the Registrant’s Post Effective Amendment No. 7 filed on April 29, 2002 (File Nos. 333-41153 and 811-08521).

e.	Specimen of Guaranteed Options Endorsement, incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 8 filed on April 30, 2003 (File Nos. 333-41153 and 811-08521).

f.	Specimen of Charitable Remainder Trust Endorsement, incorporated herein by reference to the Pre-Effective Amendment 1 filed on December 23, 2004 (File Nos. 333-118368 and 811-08664).

g.
Specimen of the 5% For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-up Endorsement, incorporated herein by reference to the Post-Effective Amendment No. 34, filed on February 2, 2007 (File Nos. 333-70472 and 811-08664).

h.
Specimen of the 6% Guaranteed Minimum Withdrawal Benefit With Annual Step-up Endorsement, incorporated herein by reference to the Post-Effective Amendment No. 34, filed on February 2, 2007 (File Nos. 333-70472 and 811-08664).

i.
Specimen of the For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up Endorsement, incorporated herein by reference to the Post-Effective Amendment No. 34, filed on February 2, 2007 (File Nos. 333-70472 and 811-08664).

j.
Specimen of Joint For Life Guaranteed Minimum Withdrawal Benefit With Annual Step-Up Endorsement, incorporated herein by reference to the Post-Effective Amendment No. 34, filed on February 2, 2007 (File Nos. 333-70472 and 811-08664).

k.
Specimen of 5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up Endorsement, incorporated herein by reference to the Post-Effective Amendment No. 34, filed on February 2, 2007 (File Nos. 333-70472 and 811-08664).

l.
Specimen of the 5% Guaranteed Minimum Withdrawal Benefit Endorsement, incorporated herein by reference to the Post- Effective Amendment No. 34, filed on February 2, 2007 (File Nos. 333-70472 and 811-08664).

m.
Specimen of the 7% Guaranteed Minimum Withdrawal Benefit With 5 Year Step-Up Endorsement, incorporated herein by reference to the Post-Effective Amendment No. 34, filed on February 2, 2007 (File Nos. 333-70472 and 811-08664).

n.
Specimen of For Life Guaranteed Minimum Withdrawal Benefit With Bonus Guaranteed Withdrawal Balance Adjustment and Annual Step-up Endorsement, incorporated herein by reference to the Post-Effective Amendment No. 41, filed on August 23, 2007 (File Nos. 333-70472 and 811-08664).

o.
Specimen of Guaranteed Minimum Withdrawal Benefit with 5-Year Step-Up Endorsement, incorporated herein by reference to the Post-Effective Amendment No. 46, filed on December 27, 2007 (File Nos. 333-70472 and 811-08664).

p.
Specimen of the For Life GMWB With Bonus and Annual Step-Up Endorsement, incorporated herein by reference to the Post-Effective Amendment No. 46, filed on December 27, 2007 (File Nos. 333-70472 and 811-08664).

q.
Specimen of the Joint For Life GMWB With Bonus and Annual Step-Up Endorsement, incorporated herein by reference to the Post-Effective Amendment No. 46, filed on December 27, 2007 (File Nos. 333-70472 and 811-08664).

r.
Specimen of the Joint For Life GMWB with Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up Endorsement, incorporated herein by reference to the Post-Effective Amendment No. 46, filed on December 27, 2007 (File Nos. 333-70472 and 811-08664).

s.
Specimen of the Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up Endorsement, incorporated herein by reference to the Post-Effective Amendment No. 59, filed on October 3, 2008 (File Nos. 333-70472 and 811-08664).

t.
Specimen of the For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up Endorsement, incorporated herein by reference to the Post-Effective Amendment No. 59, filed on October 3, 2008 (File Nos. 333-70472 and 811-08664).

u.
Specimen of the For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up (Freedom)Endorsement (7587 01/09), incorporated herein by reference to the Registrant's Post-Effective Amendment No. 22, filed on December 31, 2008(File Nos. 333-41153 and 811-08521).

v.
Specimen of the Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up (Joint Freedom) Endorsement (7588 01/09), incorporated herein by reference to the Registrant's Post-Effective Amendment No. 22, filed on December 31, 2008 (File Nos. 333-41153 and 811-08521).

w.
Specimen of the For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up (LifeGuard Freedom 6(SM) GMWB) Endorsement (7613 09/09), incorporated herein by reference to the Registrant's Post-Effective Amendment No. 24 filed on September 24, 2009 (File Nos. 333-41153 and 811-08521).

x.
Specimen of the Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus and Annual Step-Up (LifeGuard Freedom 6 GMWB With Joint Option) Endorsement (7614 09/09), incorporated herein by reference to the Registrant's Post-Effective Amendment No. 24 filed on September 24, 2009 (File Nos. 333-41153 and 811-08521).

y.
Specimen of the For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up (LifeGuard Select(SM)) Endorsement (7617 09/09), incorporated herein by reference to the Registrant's Post-Effective Amendment No. 24 filed on September 24, 2009 (File Nos. 333-41153 and 811-08521).

z.
Specimen of the Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Guaranteed Withdrawal Balance Adjustment and Annual Step-Up (LifeGuard Select With Joint Option) (7618 09/09), incorporated herein by reference to the Registrant's Post-Effective Amendment No. 24 filed on September 24, 2009 (File Nos. 333-41153 and 811-08521).

5.

a.
Form of Perspective Advisors Fixed and Variable Annuity Application, incorporated herein by reference to the Registrant's Post-Effective Amendment No. 1 filed on March 23, 1998 (File Nos. 333-41153 and 811-08521).

b.
Specimen of Perspective Advisors Fixed and Variable Annuity Application incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 6 filed on October 10, 2001 (File Nos. 333-41153 and 811-08521).

6.

a.	Articles of Incorporation of Depositor, incorporated herein by reference to the Registrant’s Registration Statement filed on November 26, 1997 (File Nos. 333-41153 and 811-08521).

b.	Bylaws of Depositor, incorporated herein by reference to the Registrant’s Registration Statement filed on November 26, 1997 (File Nos. 333-41153 and 811-08521).

c.	Amended By-laws of Jackson National Life Insurance Company, incorporated herein by reference to the Registration Statement, filed on December 31, 2012 (File Nos. 333-185768 and 811-04405).

7.

a.
Variable Annuity Variable Annuity Guaranteed Minimum Death Benefit Reinsurance Agreement, incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 9 filed on December 15, 2003 (File Nos. 333-41153 and 811-08521).

b.
Amendment to Variable Annuity Guaranteed Minimum Death Benefit Reinsurance Agreement effective December 31, 2002, with effective date December 31, 2008, incorporated herein by reference to the Registrant's Post-Effective Amendment No. 24 filed on September 24, 2009 (File Nos. 333-41153 and 811-08521).

c.
Amendment to Variable Annuity Guaranteed Minimum Death Benefit Reinsurance Agreement effective December 31, 2002, with effective date March 31, 2009, incorporated herein by reference to the Registrant's Post-Effective Amendment No. 24 filed on September 24, 2009 (File Nos. 333-41153 and 811-08521).

8.
Amended and Restated Administrative Services Agreement between Jackson National Asset Management, LLC and Jackson National Life Insurance Company, incorporated herein by reference to Post-Effective Amendment No. 4, filed on April 23, 2013 (File Nos. 333-183048 and 811-08664).

9.	Opinion and Consent of Counsel, attached hereto.

10.	Consent of Independent Registered Public Accounting Firm, attached hereto.

11.	Not Applicable.

12.	Not Applicable.

Item 25. Directors and Officers of the Depositor

Name and Principal Business Address	Positions and Offices with Depositor

Richard D. Ash	Senior Vice President & Chief Actuary
1 Corporate Way
Lansing, MI 48951

Steve P. Binioris	Senior Vice President
1 Corporate Way
Lansing, MI 48951

Michele M. Binkley	Vice President
1 Corporate Way
Lansing, MI 48951

Dennis A. Blue	Vice President
1 Corporate Way
Lansing, MI 48951

Barrett M. Bonemer	Vice President
1 Corporate Way
Lansing, MI 48951

Pamela L. Bottles	Vice President
1 Corporate Way
Lansing, MI 48951

Andrew J. Bowden	Senior Vice President, General Counsel & Secretary
1 Corporate Way
Lansing, MI 48951

David L. Bowers	Vice President
300 Innovation Drive
Franklin, TN 37067

John H. Brown	Vice President
1 Corporate Way
Lansing, MI 48951

Gregory P. Cicotte	Executive Vice President, Head of U.S. Wealth Management and Distribution
7601 Technology Way	& Director
Denver, CO 80237

David A. Collins	Vice President & Deputy Chief Risk Officer
1 Corporate Way
Lansing, MI 48951

Michael A. Costello	Senior Vice President, Treasurer & Controller
1 Corporate Way
Lansing, MI 48951

James B. Croom	Vice President

1 Corporate Way
Lansing, MI 48951

Robert H. Dearman, Jr.	Vice President
1 Corporate Way
Lansing, MI 48951

William T. Devanney	Vice President
1 Corporate Way
Lansing, MI 48951

Charles F. Field, Jr.	Vice President
300 Innovation Drive
Franklin, TN 37067

Dana R. Malesky Flegler	Vice President
1 Corporate Way
Lansing, MI 48951

Lisa Ilene Fox	Vice President
300 Innovation Drive
Franklin, TN 37067

Devkumar D. Ganguly	Vice President
1 Corporate Way
Lansing, MI 48951

Julia A. Goatley	Senior Vice President & Assistant Secretary
1 Corporate Way
Lansing, MI 48951

Guillermo E. Guerra	Vice President & Corporate Information Security Officer
1 Corporate Way
Lansing, MI 48951

Robert W. Hajdu	Vice President
1 Corporate Way
Lansing, MI 48951

Laura L. Hanson	Vice President
1 Corporate Way
Lansing, MI 48951

Bradley O. Harris	Senior Vice President, Chief Risk Officer & Director
300 Innovation Drive
Franklin, TN 37067

Robert L. Hill	Vice President
1 Corporate Way
Lansing, MI 48951

Thomas P. Hyatte	Senior Vice President

1 Corporate Way
Lansing, MI 48951

Matthew T. Irey	Vice President
1 Corporate Way
Lansing, MI 48951

Thomas A. Janda	Vice President
1 Corporate Way
Lansing, MI 48951

Scott F. Klus	Vice President
1 Corporate Way
Lansing, MI 48951

Toni L. Klus	Vice President
1 Corporate Way
Lansing, MI 48951

Richard C. Liphardt	Vice President
1 Corporate Way
Lansing, MI 48951

Wayne R. Longcore	Vice President
1 Corporate Way
Lansing, MI 48951

Mark B. Mandich	Director
225 West Wacker Drive
Suite 1200
Chicago, IL 60606

Machelle A. McAdory	Senior Vice President & Chief Human Resource Officer
1 Corporate Way
Lansing, MI 48951

Diahn M. McHenry	Vice President
5913 Executive Drive
Lansing, MI 48911

Ryan T. Mellott	Vice President
1 Corporate Way
Lansing, MI 48951

Dean M. Miller	Vice President
300 Connell Drive
Suite 2100
Berkeley Heights, NJ 07922

Keith R. Moore	Senior Vice President & Chief Technology Officer
1 Corporate Way

Lansing, MI 48951

Jacky Morin	Vice President
300 Connell Drive
Suite 2100
Berkeley Heights, NJ 09722

P. Chad Myers	Executive Vice President, Chief Financial Officer & Director
1 Corporate Way
Lansing, MI 48951

Russell E. Peck	Vice President
1 Corporate Way
Lansing, MI 48951

Laura L. Prieskorn	Senior Vice President & Chief Administration Officer
1 Corporate Way
Lansing, Michigan 48951

Dana S. Rapier	Vice President
1 Corporate Way
Lansing, MI 48951

Stacey L. Schabel	Vice President
1 Corporate Way
Lansing, MI 48951

William R. Schulz	Vice President
1 Corporate Way
Lansing, MI 48951

Muhammad S. Shami	Vice President
1 Corporate Way
Lansing, MI 48951

James R. Sopha	President & Director
1 Corporate Way
Lansing, MI 48951

Kenneth H. Stewart	Senior Vice President
1 Corporate Way
Lansing, MI 48951

Michael D. Story	Vice President
1 Corporate Way
Lansing, MI 48951

Barry L. Stowe	Chairman & Director
300 Innovation Drive
Franklin, TN 37067

Heather R. Strang	Vice President

1 Corporate Way
Lansing, MI 48951

Marion C. Terrell II	Vice President
1 Corporate Way
Lansing, MI 48951

Marcia L. Wadsten	Vice President & Appointed Actuary
1 Corporate Way
Lansing, MI 48951

Bonnie G. Wasgatt	Senior Vice President & Chief Information Officer
1 Corporate Way
Lansing, MI 48951

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant.

The Registrant is a separate account of Jackson National Life Insurance Company (“Depositor”), a stock life insurance company organized under the laws of the state of Michigan. The Depositor is a wholly owned subsidiary of Brooke Life Insurance Company and is ultimately a wholly owned subsidiary of Prudential plc (London, England), a publicly traded life insurance company in the United Kingdom.

The following organizational chart for Prudential plc indicates those persons who are controlled by or under common control with the Depositor. No person is controlled by the Registrant.

The organizational chart for Prudential plc is incorporated herein by reference to Exhibit 26 of Post-Effective Amendment No. 27, filed on April 18, 2016 (File Nos. 333-183048 and 811-08664).

Item 27. Number of Contract Owners as of February 29, 2016

Perspective Advisors Contracts:

Qualified - 434
Non-Qualified - 773

Item 28. Indemnification

Provision is made in the Company's Amended By-Laws for indemnification by the Company of any person who was or is a party or is threatened to be made a party to a civil, criminal, administrative or investigative action by reason of the fact that such person is or was a director, officer or employee of the Company, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceedings, to the extent and under the circumstances permitted by the General Corporation Law of the State of Michigan.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

a)
Jackson National Life Distributors LLC acts as general distributor for the Jackson National Separate Account III. Jackson National Life Distributors LLC also acts as general distributor for the Jackson National Separate Account - I, the Jackson National Separate Account IV, the Jackson National Separate Account V, the JNLNY Separate Account I, the JNLNY Separate Account II, the JNLNY Separate Account IV, the Jackson Sage Variable Annuity Account A, the Jackson Sage Variable Life Account A, the Jackson SWL Variable Annuity Fund I, the JNL Series Trust, JNL Variable Fund LLC, JNL Investors Series Trust, and Jackson Variable Series Trust.

b)	Directors and Officers of Jackson National Life Distributors LLC:

Name and Business Address	Positions and Offices with Underwriter

Greg Cicotte	Manager
7601 Technology Way
Denver, CO 80237

Michael A. Costello	Manager
1 Corporate Way
Lansing, MI 48951

Bradley O. Harris	Manager
300 Innovation Drive
Franklin, TN 37067

James P. Sopha	Manager
1 Corporate Way
Lansing, MI 48951

Stephen M. Ash	Vice President
7601 Technology Way
Denver, CO 80237

Jeffrey Bain	Vice President
7601 Technology Way
Denver, CO 80237

Tyler Bain	Vice President
7601 Technology Way
Denver, CO 80237

Brad Baker	Vice President
7601 Technology Way
Denver, CO 80237

Erin Balcaitis	Vice President
7601 Technology Way
Denver, CO 80237

Andrew Bowden	General Counsel
1 Corporate Way
Lansing, MI 48951

Tori Bullen	Senior Vice President
7601 Technology Way
Denver, CO 80237

Richard Catts	Vice President
7601 Technology Way
Denver, CO 80237

Maura Collins	Executive Vice President, Chief Financial Officer & FinOP
7601 Technology Way
Denver, CO 80237

Christopher Cord	Vice President
7601 Technology Way
Denver, CO 80237

Justin Fitzpatrick	Vice President
7601 Technology Way
Denver, CO 80237

Julia A. Goatley	Manager & Secretary
1 Corporate Way
Lansing, MI 48951

Mark Godfrey	Vice President
7601 Technology Way
Denver, CO 80237

Ashley Golson	Vice President
300 Innovation Drive
Franklin, TN 37067

Luis Gomez	Vice President
7601 Technology Way
Denver, CO 80237

Kevin Grant	Senior Vice President
7601 Technology Way
Denver, CO 80237

Elizabeth Griffith	Senior Vice President
300 Innovation Drive
Franklin, TN 37067

Kelli Hill	Vice President
7601 Technology Way
Denver, CO 80237

Thomas Hurley	Senior Vice President
7601 Technology Way
Denver, CO 80237

Mark Jones	Vice President
7601 Technology Way
Denver, CO 80237

Doug Mantelli	Senior Vice President
7601 Technology Way
Denver, CO 80237

Tamu McCreary	Vice President
7601 Technology Way
Denver, CO 80237

Timothy McDowell	Vice President
7601 Technology Way
Denver, CO 80237

Jennifer Meyer	Vice President
7601 Technology Way
Denver, CO 80237

Peter Meyers	Vice President
7601 Technology Way
Denver, CO 80237

Steven O’Connor	Vice President
7601 Technology Way
Denver, CO 80237

Allison Pearson	Vice President
7601 Technology Way
Denver, CO 80237

John Poulsen	Executive Vice President, Sales Strategy
1640 Powers Ferry Road
Bldg. 20
Marietta, GA 30067

Jeremy D. Rafferty	Vice President
7601 Technology Way
Denver, CO 80237

Alison Reed	Executive Vice President, Operations
7601 Technology Way
Denver, CO 80237

Kristan L. Richardson	Assistant Secretary
1 Corporate Way
Lansing, MI 48951

Scott Romine	President & Chief Executive Officer
7601 Technology Way

Denver, CO 80237

Kezia Samuel	Vice President
7601 Technology Way
Denver, CO 80237

Marilynn Scherer	Vice President
7601 Technology Way
Denver, CO 80237

Kathleen Schofield	Vice President
7601 Technology Way
Denver, CO 80237

Marc Socol	Executive Vice President, National Sales Manager
7601 Technology Way
Denver, CO 80237

Melissa Sommer	Vice President
7601 Technology Way
Denver, CO 80237

Daniel Starishevsky	Senior Vice President
7601 Technology Way
Denver, CO 80237

Ryan Strauser	Vice President
7601 Technology Way
Denver, VO 80237

Brian Sward	Senior Vice President
7601 Technology Way
Denver, CO 80237

Jeremy Swartz	Vice President
7601 Technology Way
Denver, CO 80237

Robin Tallman	Vice President & Controller
7601 Technology Way
Denver, CO 80237

Brad Whiting	Vice President
7601 Technology Way
Denver, CO 80237

Daniel Wright	Senior Vice President & Chief Compliance Officer
7601 Technology Way
Denver, CO 80237

Phil Wright	Vice President
7601 Technology Way

Denver, CO 80237

(c)

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation
Jackson National Life Distributors LLC	Not Applicable	Not Applicable	Not Applicable	Not Applicable

Item 30. Location of Accounts and Records

Jackson National Life Insurance Company
1 Corporate Way
Lansing, Michigan 48951

Jackson National Life Insurance Company
Institutional Marketing Group Service Center
1 Corporate Way
Lansing, Michigan 48951

Jackson National Life Insurance Company
7601 Technology Way
Denver, Colorado 80237

Jackson National Life Insurance Company
225 West Wacker Drive, Suite 1200
Chicago, IL 60606

Item 31. Management Services

Not Applicable.

Item 32. Undertakings and Representations

a)
Jackson National Life Insurance Company hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.

b)
Jackson National Life Insurance Company hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

c)
Jackson National Life Insurance Company hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

d)
Jackson National Life Insurance Company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Jackson National Life Insurance Company.

e)
The Registrant hereby represents that any contract offered by the prospectus and which is issued pursuant to Section 403(b) of the Internal Revenue Code of 1986 as amended, is issued by the Registrant in reliance upon, and in compliance with, the Securities and Exchange Commission's industry-wide no-action letter to the American Council of Life Insurance (publicly available November 28, 1988) which permits withdrawal restrictions to the extent necessary to comply with IRS Section 403(b)(11).

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this post-effective amendment to the Registration Statement and has caused this post-effective amendment to the Registration Statement to be signed on its behalf, in the City of Lansing, and State of Michigan, on this 22nd day of April, 2016.

Jackson National Separate Account III
(Registrant)

Jackson National Life Insurance Company

By: /s/ ANDREW J. BOWDEN
Andrew J. Bowden
Senior Vice President, General Counsel
and Secretary

Jackson National Life Insurance Company
(Depositor)

By: /s/ ANDREW J. BOWDEN
Andrew J. Bowden
Senior Vice President, General Counsel
and Secretary

As required by the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

*	April 22, 2016
James R. Sopha, President and Director

*	April 22, 2016
P. Chad Myers, Executive Vice President, Chief Financial Officer and Director

*	April 22, 2016
Michael A. Costello, Senior Vice President, Treasurer and Controller

*	April 22, 2016
Barry L. Stowe, Chairman and Director

*	April 22, 2016
Gregory P. Cicotte, Executive Vice President, Head of U.S. Wealth Management and Distribution and Director

*	April 22, 2016
Bradley O. Harris, Senior Vice President, Chief Risk Officer and Director

*	April 22, 2016
Mark B. Mandich, Director

* By: /s/ ANDREW J. BOWDEN
Andrew J. Bowden, as Attorney-in-Fact,
pursuant to Power of Attorney filed herewith.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as directors and/or officers of JACKSON NATIONAL LIFE INSURANCE COMPANY (the Depositor), a Michigan corporation, hereby appoint James R. Sopha, P. Chad Myers, Andrew J. Bowden, Susan S. Rhee, and Frank J. Julian (each with power to act without the others) his/her attorney-in-fact and agent, with full power of substitution and resubstitution, for and in his/her name, place and stead, in any and all capacities, to sign applications and registration statements, and any and all amendments, with power to affix the corporate seal and to attest it, and to file the applications, registration statements, and amendments, with all exhibits and requirements, in accordance with the Securities Act of 1933, the Securities and Exchange Act of 1934, and/or the Investment Company Act of 1940. This Power of Attorney concerns Jackson National Separate Account - I (File Nos. 033-82080, 333-70472, 333-73850, 333-118368, 333-119656, 333-132128, 333-136472, 333-155675, 333-172874, 333-172875, 333-172877, 333-175718, 333-175719, 333-176619, 333-178774, 333-183048, 333-183049, 333-183050, and 333-192971), Jackson National Separate Account III (File No. 333-41153), Jackson National Separate Account IV (File Nos. 333-108433 and 333-118131), and Jackson National Separate Account V (File No. 333-70697), as well as any future separate account(s) and/or future file number(s) within any separate account(s) that the Depositor establishes through which securities, particularly variable annuity contracts and variable universal life insurance policies, are to be offered for sale. The undersigned grant to each attorney-in-fact and agent full authority to take all necessary actions to effectuate the above as fully, to all intents and purposes, as he/she could do in person, thereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, may lawfully do or cause to be done by virtue hereof. This instrument may be executed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney effective as of the 17th day of June, 2015.

/s/ JAMES R. SOPHA
James R. Sopha, President and Director

/s/ P. CHAD MYERS
P. Chad Myers, Executive Vice President, Chief Financial Officer and Director

/s/ MICHAEL A. COSTELLO
Michael A. Costello, Senior Vice President, Treasurer and Controller

/s/ BARRY L. STOWE
Barry L. Stowe, Chairman and Director

/s/ GREGORY P. CICOTTE
Gregory P. Cicotte, Executive Vice President, Head of U.S. Wealth Management and Distribution And Director

/s/ THOMAS P. HYATTE
Thomas P. Hyatte, Senior Vice President, Chief Risk Officer and Director

/s/ LEANDRA R. KNES
Leandra R. Knes, Director

/s/ MARK B. MANDICH
Mark B. Mandich, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as directors and/or officers of JACKSON NATIONAL LIFE INSURANCE COMPANY (the Depositor), a Michigan corporation, hereby appoint James R. Sopha, P. Chad Myers, Andrew J. Bowden, Susan S. Rhee, and Frank J. Julian (each with power to act without the others) his/her attorney-in-fact and agent, with full power of substitution and resubstitution, for and in his/her name, place and stead, in any and all capacities, to sign applications and registration statements, and any and all amendments, with power to affix the corporate seal and to attest it, and to file the applications, registration statements, and amendments, with all exhibits and requirements, in accordance with the Securities Act of 1933, the Securities and Exchange Act of 1934, and/or the Investment Company Act of 1940. This Power of Attorney concerns Jackson National Separate Account - I (File Nos. 033-82080, 333-70472, 333-73850, 333-118368, 333-119656, 333-132128, 333-136472, 333-155675, 333-172874, 333-172875, 333-172877, 333-175718, 333-175719, 333-176619, 333-178774, 333-183048, 333-183049, 333-183050, and 333-192971), Jackson National Separate Account III (File No. 333-41153), Jackson National Separate Account IV (File Nos. 333-108433 and 333-118131), and Jackson National Separate Account V (File No. 333-70697), as well as any future separate account(s) and/or future file number(s) within any separate account(s) that the Depositor establishes through which securities, particularly variable annuity contracts and variable universal life insurance policies, are to be offered for sale. The undersigned grant to each attorney-in-fact and agent full authority to take all necessary actions to effectuate the above as fully, to all intents and purposes, as he/she could do in person, thereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, may lawfully do or cause to be done by virtue hereof. This instrument may be executed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective as of the 13th day of January, 2016.

/s/ BRADLEY O. HARRIS
Bradley O. Harris, Senior Vice President, Chief Risk Officer and Director

EXHIBIT LIST

Exhibit No.	Description

9.	Opinion and Consent of Counsel.

10.	Consent of Independent Registered Public Accounting Firm.